As filed with the SEC on March 11, 2013.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

570 Carillon Parkway, St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:    (727) 299-1800

Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 - December 31, 2012

Item 1: Report(s) to Shareholders. The Annual Report is attached.

Transamerica Series Trust Annual Report

570 Carillon Parkway

St. Petersburg, FL 33716

Distributor:  Transamerica Capital, Inc.

Customer Service:  1-800-851-9777

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Fellow Shareholder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to understand market conditions over the last year in order to provide a context for reading this report. One year ago, fears that a sovereign default or a large bank failure in Europe would precipitate a global crisis had driven U.S. and many international markets down. In February 2012, the European Central Bank responded by making unlimited loans available to European banks, which used this money to honor deposits and to purchase sovereign bonds. As a result, market fear subsided and global economies improved modestly, helping markets to rally strongly throughout the first quarter of 2012.

Then, in late spring, economic trends in both the United States and abroad faded, causing most equity markets to dip from their March 2012 highs. Fortunately, the onset of summer brought resurgence in U.S. economics and at the same time, economic weakness in Europe and Asia moderated. These events, combined with additional easing by global central banks, helped to drive most international equities higher through the summer. In fact, unlimited quantitative easing was announced by the U.S. Federal Reserve in September, which pushed U.S. markets to their highs for 2012. However, disappointing corporate earnings followed in October, which, combined with uncertainty regarding the fiscal cliff, caused U.S. markets to retreat modestly, leaving the Standard & Poor’s 500® Index up 16.00% for the year ending December 31, 2012. During this same period, the Morgan Stanley Capital International – Europe, Australasia, Far East Index (“MSCI-EAFE”) gained 17.90% and the Barclays U.S. Aggregate Bond Index gained 4.22%. This serves as a good reminder that it is always important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Thomas A. Swank President & Chief Executive Officer Transamerica Series Trust	Christopher A. Staples Vice President & Chief Investment Officer, Advisory Services Transamerica Series Trust

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Series Trust. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Series Trust.

Transamerica AEGON Active Asset Allocation - Conservative VP

(unaudited)

MARKET ENVIRONMENT

The year ending December 31, 2012, has behaved much like it began the year; numerous issues continuing to weigh on investors’ minds both domestically and abroad. Despite these concerns, risk assets continued to do well for the year with credit spreads tightening across all fixed income classes, U.S. Treasury rates continuing their downward trend, and equity prices moderately higher.

Early in the fiscal year, the European sovereign and banking crisis was the primary concern. Despite the crisis being nearly a year-and-a-half old, policymakers continued to wrestle with an appropriate response. Finally, with significant pressure from the markets, policymakers introduced new facilities to relieve pressure on the financial system; tough fiscal austerity measures were to continue in exchange for more robust bank funding facilities. Unfortunately, this did nothing more than “kick the can down the road” without addressing the real issues of the Monetary Union. Europe’s economy continued to slip deeper into recession throughout the fiscal year putting even further pressure on an already strained banking system. Ultimately, with strains once again too strong to ignore, the European Central Bank (“ECB”) late in the fiscal year stepped up, once again declaring, “we will do what it takes to support the system”.

Throughout the fiscal year 2012, the U.S. economy continued its slow to moderate grow path, with numerous cries from various economic pundits that a recession was just around the corner. The U.S. Federal Reserve, already on the heels of two prior quantitative easing programs, announced late in the year that a third program, with a targeted unemployment rate, was what the economy needed. The monetary response, coupled with an extension of the payroll tax holiday, kept the consumer with adequate resources to continue their spending trend. Housing prices finally found a bid during the fiscal year as low interest rates and valuations more in line with history, created an excellent time to be a home buyer.

A new concern developed in fiscal 2012; a slowing global economy, led by concerns of growth in China, and its ultimate impact on the rest of the world. Moving toward the end of the fiscal year, numerous central banks around the world responded with even more aggressive accommodation, which looks to have slowed the pace of deceleration of worldwide growth, and in fact signs are accumulating that a turn in global growth may be at hand.

A common theme prevalent around the world during the fiscal year has been the response by numerous central banks and the more accommodative stance to help slowing economies and stressed banking systems. This liquidity has found its way into financial markets promoting better financial conditions and thus lower risk premiums for many risk assets. For now many solvency and liquidity issues that had cropped up around the world, have calmed.

PERFORMANCE

For the year ended December 31, 2012, Transamerica AEGON Active Asset Allocation – Conservative VP, Initial Class returned 6.89%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”), the Russell 3000® Index (“Russell 3000®”), and the Transamerica AEGON Active Asset Allocation - Conservative VP Blended Benchmark (“blended benchmark”), returned 4.22%, 16.42%, and 8.70%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond 65%, Russell 3000® 25% and Financial Times Stock Exchange All World ex U.S. Index 10%.

STRATEGY REVIEW

Launched in May 2011, the portfolio seeks to reduce risk (volatility of total returns) for the investor by managing tail-risk (sharp downside losses that are driven by macroeconomic factors) consistent with capital preservation while seeking to outperform their composite benchmarks on a risk-adjusted basis. The models driving the portfolio allocations perform well in markets with high volatility as the econometric model is able to take advantage of market based signals, especially in a trending market. A directionless and oscillating market reduces the efficacy of tactical reallocation as it implies a higher proportion of false positives or economic indicators that contradict each other resulting in an indecisive outcome as to over or under-weighting equities relative to the benchmark. However, over a business cycle, the portfolio is designed to outperform its benchmark on a risk-adjusted basis since the strategy proactively adjusts the risk in the portfolio and protects against sharp declines when they do occur.

Since inception and until December 10, 2012, this portfolio has been subject to a set of guidelines (“Implied Volatility Guidelines”). The impact of the Implied Volatility Guidelines on the portfolio has been to depress equity levels on average below the target levels of equity. And in a year where equities have outperformed fixed income by around 10%, this resulted in underperformance at a total returns level.

In 2012, the portfolio underperformed the blended benchmark. The portfolio was underweight in equities due to the operation of the Implied Volatility Guidelines in the first, second and third quarters of 2012. In each of those quarters, the portfolio underperformed the custom benchmark. The only quarter in which the portfolio was neutral weighted towards equities was in the fourth quarter, at which time it did marginally outperform the blended benchmark.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

(unaudited)

STRATEGY REVIEW (continued)

Changes to the Implied Volatility Guidelines were implemented on December 10, 2012. We feel that on a risk-adjusted basis, the operation of new Implied Volatility Guidelines will be a net positive to the portfolio.

Sridip Mukhopadhyaya, CFA

David Halfpap, CFA

Frank Rybinski, CFA

Jeffrey Whitehead, CFA

Co-Portfolio Managers

AEGON USA Investment Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	6.89%	3.57%	05/01/2011
Barclays U.S. Aggregate Bond *	4.22	6.17
Russell 3000® *	16.42	4.35
Transamerica AEGON Active Asset Allocation - Conservative VP Blended Benchmark *	8.70	5.04
Service Class	6.78%	3.39%	05/01/2011

NOTES

* The Transamerica AEGON Active Asset Allocation - Conservative VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) 65%, Russell 3000® Index (“Russell 3000®”) 25% and Financial Times Stock Exchange All World ex U.S. Index 10%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica AEGON Active Asset Allocation - Conservative VP
Initial Class	$1,000.00	$1,038.50	$2.92	$1,022.27	$2.90	0.57%
Service Class	1,000.00	1,037.40	4.20	1,021.01	4.17	0.82

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Capital Markets	75.5%
Value - Large Cap	6.7
Growth - Large Cap	6.5
Region Fund - Asian Pacific	3.5
Emerging Market - Equity	3.4
Growth - Small Cap	2.0
Region Fund - European	1.6
Repurchase Agreement	1.5
Securities Lending Collateral	1.4
Other Assets and Liabilities - Net	(2.1)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

INVESTMENT COMPANIES - 99.2%
Capital Markets - 75.5%
Vanguard Extended Market ETF	43,782	$2,649
Vanguard Intermediate-Term Bond ETF	392,220	34,613
Vanguard Intermediate-Term Corporate Bond ETF ^	8,870	780
Vanguard Long-Term Bond ETF	47,587	4,467
Vanguard MSCI EAFE ETF	209,999	7,398
Vanguard S&P 500 ETF ^	155,067	10,117
Vanguard Short-Term Bond ETF	594,497	48,148
Vanguard Short-Term Government Bond ETF ^	187,710	11,430
Vanguard Total Bond Market ETF	702,415	59,024
Vanguard Total Stock Market ETF	174,676	12,802
Emerging Market - Equity - 3.4%
Vanguard MSCI Emerging Markets ETF	196,680	8,758
Growth - Large Cap - 6.5%
Vanguard Growth ETF ^	230,528	16,416
Growth - Small Cap - 2.0%
Vanguard Small-Capital ETF	62,387	5,047
Region Fund - Asian Pacific - 3.5%
Vanguard MSCI Pacific ETF	168,248	8,983
Region Fund - European - 1.6%
Vanguard MSCI European ETF	82,669	4,038
Value - Large Cap - 6.7%
Vanguard Value ETF	291,026	17,112

Total Investment Companies (cost $249,314)		251,782

SECURITIES LENDING COLLATERAL - 1.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	3,457,402	3,457
Total Securities Lending Collateral (cost $3,457)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $3,875 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 02/01/2032, and with a value of $3,953.	$3,875	$3,875
Total Repurchase Agreement (cost $3,875)

Total Investment Securities (cost $256,646) Õ		259,114
Other Assets and Liabilities - Net		(5,241)

Net Assets		$253,873

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $3,383.
▲	Rate shown reflects the yield at 12/31/2012.
П	Aggregate cost for federal income tax purposes is $257,780. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $1,788 and $454, respectively. Net unrealized appreciation for tax purposes is $1,334.

DEFINITION:

ETF	Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): э

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$251,782	$—	$—	$251,782
Repurchase Agreement	—	3,875	—	3,875
Securities Lending Collateral	3,457	—	—	3,457
Total	$255,239	$3,875	$—	$259,114

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $252,771)	$255,239
(including securities loaned of $3,383)
Repurchase agreement, at value (cost: $3,875)	3,875
Cash	1,046
Receivables:
Investment securities sold	4,334
Shares sold	355
Securities lending income (net)	10
Interest	–	(A)
Dividends	–	(A)
Prepaid expenses	1

	264,860

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	7,245
Shares redeemed	35
Management and advisory fees	166
Distribution and service fees	50
Transfer agent fees	–	(A)
Administration fees	5
Trustees fees	–	(A)
Audit and tax fees	14
Printing and shareholder reports fees	7
Other	8
Collateral for securities on loan	3,457

	10,987

Net assets	$253,873

Net assets consist of:
Capital stock ($.01 par value)	$242
Additional paid-in capital	244,440
Undistributed net investment income	3,698
Undistributed net realized gain from investments in investment companies	3,025
Net unrealized appreciation on investments in investment companies	2,468

Net assets	$253,873

Net assets by class:
Initial Class	$7,833
Service Class	246,040
Shares outstanding:
Initial Class	745
Service Class	23,487
Net asset value and offering price per share:
Initial Class	$10.51
Service Class	10.48

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$5,203
Interest income	1
Securities lending income (net)	50

Total investment income	5,254

Expenses:
Management and advisory	1,000
Distribution and service:
Service Class	449
Printing and shareholder reports	5
Custody	36
Administration	44
Legal	1
Audit and tax	12
Trustees	2
Transfer agent	1
Other	5

Total expenses	1,555

Recaptured expenses	11

Net expenses	1,566

Net investment income	3,688

Net realized gain (loss) from:
Investments in investment companies	4,987
Distribution from investments in investment companies	958

5,945

Net change in unrealized appreciation (depreciation) on:
Investments in investment companies	2,091

Net realized and change in unrealized gain on investments in investment companies	8,036

Net increase in net assets resulting from operations	$11,724

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the year and period ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011(A)
From operations:
Net investment income	$3,688	$761
Net realized gain from investments and distributions from investments in investment companies	5,945	254
Net change in unrealized appreciation (depreciation) on investments in investment companies	2,091	(275)

Net increase in net assets resulting from operations	11,724	740

Distributions to shareholders:
From net investment income:
Initial Class	(28)	—
Service Class	(733)	—

	(761)	—

From net realized gains:
Initial Class	(37)	—
Service Class	(999)	—

	(1,036)	—

Total distributions to shareholders	(1,797)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,530	3,312
Service Class	138,161	59,174

	142,691	62,486

Issued from fund acquisition
Initial Class	—	2,266
Service Class	—	61,575

	—	63,841

Dividends and distributions reinvested:
Initial Class	65	—
Service Class	1,732	—

	1,797	—

Cost of shares redeemed:
Initial Class	(2,308)	(490)
Service Class	(13,357)	(11,454)

	(15,665)	(11,944)

Net increase in net assets resulting from capital shares transactions	128,823	114,383

Net increase in net assets	138,750	115,123

Net assets:
Beginning of year	115,123	—

End of year	$253,873	$115,123

Undistributed net investment income	$3,698	$761

Share activity:
Shares issued:
Initial Class	447	337
Service Class	13,511	6,024

	13,958	6,361

Shares issued-reinvested from dividends and distributions:
Initial Class	6	—
Service Class	169	—

	175	—

Shares issued on fund acquisition:
Initial Class	—	230
Service Class	—	6,258

	—	6,488

Shares redeemed:
Initial Class	(225)	(50)
Service Class	(1,299)	(1,176)

	(1,524)	(1,226)

Net increase (decrease) in shares outstanding:
Initial Class	228	517
Service Class	12,381	11,106

	12,609	11,623

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class			Service Class
	Year Ended December 31, 2012	May 1 to Dec 31, 2011(A)		Year Ended December 31, 2012	May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period/year	$9.92	$10.00		$9.90	$10.00
Investment operations
Net investment income(B),(C)	0.22	0.23		0.20	0.28
Net realized and unrealized gain (loss)	0.46	(0.31)		0.47	(0.38)

Total operations	0.68	(0.08)		0.67	(0.10)

Distributions
From net investment income	(0.04)	—		(0.04)	—
From net realized gains	(0.05)	—		(0.05)	—

Total distributions	(0.09)	—		(0.09)	—

Net asset value
End of year	$10.51	$9.92		$10.48	$9.90

Total return(D)	6.89%	(0.80)%	(E)	6.78%	(1.00)%	(E)

Net assets end of year (000’s)	$7,833	$5,132		$246,040	$109,991
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recapture	0.60%	0.80%	(G)	0.85%	1.05%	(G)
Before reimbursement/recapture	0.59%	0.86%	(G)	0.84%	1.11%	(G)
Net investment income to average net assets(C)	2.12%	3.45%	(G)	1.97%	4.22%	(G)
Portfolio turnover rate(H)	101%	131%	(E)	101%	131%	(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AEGON Active Asset Allocation - Conservative VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other expenses on the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.55%
Over $50 million up to $250 million	0.53%
Over $250 million	0.51%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

                    0.80% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount recaptured by TAM was $11. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$318,981
U.S. Government	–

Proceeds from maturities and sales of securities:
Long-term	188,258
U.S. Government	–

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$38

Undistributed (accumulated) net investment income (loss)	10

Undistributed (accumulated) net realized gain (loss) from investment securities	(48)

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $2,024.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$1,333

Long-term Capital Gain	464

2011 Distributions paid from:

Ordinary Income	–

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$6,635

Undistributed Long-term Capital Gain	1,222

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	1,334

Other Temporary Differences	–

NOTE 6. REORGANIZATION

On December 9, 2011, Transamerica AEGON Active Asset Allocation – Conservative VP acquired all of the net assets of Transamerica Global Conservative VP (formerly, Transamerica Foxhall Global Conservative VP) pursuant to a Plan of Reorganization. Transamerica AEGON Active Asset Allocation – Conservative VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 6,488 shares of Transamerica AEGON Active Asset Allocation – Conservative VP for 6,827 shares of Transamerica Global Conservative VP outstanding on December 9, 2011. Transamerica Global Conservative VP’s net assets at that date, $63,841, including $652 unrealized appreciation, were combined with those of Transamerica AEGON Active Asset Allocation – Conservative VP. The aggregate net assets of Transamerica AEGON Active Asset Allocation – Conservative VP immediately before the acquisition were $41,819; the combined net assets of Transamerica AEGON Active Asset Allocation – Conservative VP immediately after the acquisition were $105,660. In the acquisition, Transamerica AEGON Active Asset Allocation – Conservative VP retained certain capital loss carryforwards from Transamerica Global Conservative VP in the amount of $2,130. Shares issued with the acquisition were as follows:

Transamerica Global Conservative VP
Class	Shares	Amount
Initial	230	$2,266
Service	6,258	61,575

The exchange ratio of the reorganization for the Portfolio is as follows (Transamerica AEGON Active Asset Allocation – Conservative VP shares issuable/ Transamerica Global Conservative VP):

Transamerica Global Conservative VP
Class	Exchange Ratio
Initial	0.95
Service	0.95

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AEGON Active Asset Allocation - Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AEGON Active Asset Allocation - Conservative VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AEGON Active Asset Allocation - Conservative VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed
Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
17,973,830.5400	78,993.6609	1,062,648.6381

Proposal III:  To approve changes to the fundamental investment policies

      Proposal III.A — Underwriting

		Abstain
Affirmative	Against
18,026,093.1815	103,468.4633	985,911.1942

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
17,857,475.6878	147,015.4063	1,110,981.7449

Proposal III.C — Concentration

Affirmative	Against	Abstain
17,779,577.4863	114,140.6481	1,221,754.7046

Proposal III.D — Diversification

Affirmative	Against	Abstain
17,716,984.8305	481,958.5366	916,529.4719

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation - Conservative VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $464 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The year ending December 31, 2012, has behaved much like it began the year; numerous issues continuing to weigh on investors’ minds both domestically and abroad. Despite these concerns, risk assets continued to do well for the year with credit spreads tightening across all fixed income classes, U.S. treasury rates continuing their downward trend, and equity prices moderately higher.

Early in the fiscal year, the European sovereign and banking crisis was the primary concern. Despite the crisis being nearly a year-and-a-half old, policymakers continued to wrestle with an appropriate response. Finally, with significant pressure from the markets, policymakers introduced new facilities to relieve pressure on the financial system; tough fiscal austerity measures were to continue in exchange for more robust bank funding facilities. Unfortunately, this did nothing more than “kick the can down the road” without addressing the real issues of the European Monetary Union. Europe’s economy continued to slip deeper into recession throughout the fiscal year putting even further pressure on an already strained banking system. Ultimately, with strains once again too strong to ignore, the European Central Bank (“ECB”) late in the fiscal year stepped up once again declaring, “we will do what it takes to support the system”.

Throughout the fiscal year 2012 the U.S. economy continued its slow to moderate grow path, with numerous cries from various economic pundits that a recession was just around the corner. The U.S. Federal Reserve (“Fed”), already on the heels of two prior quantitative easing programs, announced late in the year that a third program, with a targeted unemployment rate, was what the economy needed. The monetary response, coupled with an extension of the payroll tax holiday, kept the consumer with adequate resources to continue their spending trend. Housing prices finally found a bid during the fiscal year as low interest rates and valuations more in line with history, created an excellent time to be a home buyer.

A new concern developed in fiscal 2012; a slowing global economy, led by concerns of growth in China, and its ultimate impact on the rest of the world. Moving toward the end of the fiscal year, numerous central banks around the world responded with even more aggressive accommodation, which looks to have slowed the pace of deceleration of worldwide growth, and in fact signs are accumulating that a turn in global growth may be at hand.

A common theme prevalent around the world during the fiscal year has been the response by numerous central banks and the more accommodative stance to help slowing economies and stressed banking systems. This liquidity has found its way into financial markets promoting better financial conditions and thus lower risk premiums for many risk assets. For now many solvency and liquidity issues that had cropped up around the world, have calmed.

PERFORMANCE

For the year ended December 31, 2012, Transamerica AEGON Active Asset Allocation – Moderate Growth VP, Initial Class returned 11.18%. By comparison, its primary and secondary benchmarks, the Russell 3000® Index (“Russell 3000®”), the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”), and the Transamerica AEGON Active Asset Allocation – Moderate Growth VP Blended Benchmark (“blended benchmark”), returned 16.42%, 4.22%, and 13.16%, respectively.

The blended benchmark is comprised of the Russell 3000® 49%, Barclays U.S. Aggregate Bond 30%, and Financial Times Stock Exchange All World ex U.S. Index 21%.

STRATEGY REVIEW

Launched in May 2011, the portfolio seeks to offer potential for moderate to high capital appreciation over time while managing tail-risk (sharp downside losses that are driven by macroeconomic factors) consistent with a level typical of a balanced to moderately aggressive portfolio. The models driving the portfolio allocations perform well in markets with high volatility as the econometric model is able to take advantage of market based signals, especially in a trending market. A directionless and oscillating market reduces the efficacy of tactical reallocation as it implies a higher proportion of false positives or economic indicators that contradict each other resulting in an indecisive outcome as to over or under-weighting equities relative to the benchmark. However, over a business cycle, the portfolio is designed to outperform its benchmark on a risk-adjusted basis since the strategy proactively adjusts the risk in the portfolio and protects against sharp declines when they do occur.

Since inception and until December 10, 2012, this portfolio has been subject to a set of guidelines (“Implied Volatility Guidelines”). The impact of the Implied Volatility Guidelines on the portfolio has been to depress equity levels on average below the target levels of equity. And in a year where equities have outperformed fixed income by around 10%, this resulted in underperformance at a total returns level.

In 2012, the portfolio underperformed the custom benchmark. The portfolio was underweight in equities due to the operation of the Implied Volatility Guidelines in the first, second and third quarters of 2012. In each of those quarters, the portfolio underperformed the custom benchmark. The only quarter in which the portfolio was neutral weighted towards equities was in the fourth quarter at which time it did marginally outperform the benchmark.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

(unaudited)

STRATEGY REVIEW (continued)

Changes to the Implied Volatility Guidelines were implemented on December 10, 2012. We feel that on a risk-adjusted basis, the operation of new Implied Volatility Guidelines will be a net positive to the portfolio.

Sridip Mukhopadhyaya, CFA

David Halfpap, CFA

Frank Rybinski, CFA

Jeffrey Whitehead, CFA

Co-Portfolio Managers

AEGON USA Investment Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	11.18%	2.02%	05/01/2011
Russell 3000®*	16.42%	4.35%
Barclays U.S. Aggregate Bond*	4.22%	6.17%
Transamerica AEGON Active Asset Allocation. - Moderate Growth VP Blended Benchmark*	13.16%	3.48%
Service Class	10.85%	1.77%	05/01/2011

NOTES

* The Transamerica AEGON Active Asset Allocation. - Moderate Growth VP Blended Benchmark is composed of the following benchmarks: Russell 3000® Index (“Russell 3000®”) 49%, Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) 30%, and Financial Times Stock Exchange All World ex U.S. Index 21%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica AEGON Active Asset Allocation. - Moderate Growth VP
Initial Class	$1,000.00	$1,061.50	$2.95	$1,022.27	$2.90	0.57%
Service Class	1,000.00	1,059.40	4.24	1,021.01	4.17	0.82

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

% of Net
Asset Type	Assets

Capital Markets	53 .3%
Value - Large Cap	13 .1
Securities Lending Collateral	13 .0
Growth - Large Cap	12 .8
Region Fund - Asian Pacific	6 .7
Emerging Market - Equity	6 .6
Growth - Small Cap	3 .7
Region Fund - European	3 .1
Repurchase Agreement	1 .7
Other Assets and Liabilities - Net	(14 .0)

Total	100 .0%

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
INVESTMENT COMPANIES - 99.3%
Capital Markets - 53.3%
Vanguard Extended Market ETF ^	72,999	$4,416
Vanguard Intermediate-Term Bond ETF ^	155,301	13,705
Vanguard Intermediate-Term Corporate Bond ETF ^	6,202	545
Vanguard Long-Term Bond ETF	15,475	1,453
Vanguard MSCI EAFE ETF ^	353,740	12,462
Vanguard S&P 500 ETF ^	270,236	17,630
Vanguard Short-Term Bond ETF ^	242,043	19,603
Vanguard Short-Term Government Bond ETF ^	69,495	4,232
Vanguard Total Bond Market ETF	284,220	23,884
Vanguard Total Stock Market ETF ^	302,579	22,176
Emerging Market - Equity - 6.6%
Vanguard MSCI Emerging Markets ETF	336,374	14,979
Growth - Large Cap - 12.8%
Vanguard Growth ETF ^	403,779	28,753
Growth - Small Cap - 3.7%
Vanguard Small-Capital ETF ^	102,253	8,272
Region Fund - Asian Pacific - 6.7%
Vanguard MSCI Pacific ETF	282,473	15,081
Region Fund - European - 3.1%
Vanguard MSCI European ETF	145,024	7,083
Value - Large Cap - 13.1%
Vanguard Value ETF ^	502,874	29,569

Total Investment Companies (cost $217,356)		223,843

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 13.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	29,402,620	$29,403
Total Securities Lending Collateral (cost $29,403)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 1.7%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $3,754 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $3,833.	$3,754	3,754
Total Repurchase Agreement (cost $3,754)

Total Investment Securities (cost $250,513) П		257,000
Other Assets and Liabilities - Net		(31,538)

Net Assets		$225,462

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $28,777.
▲	Rate shown reflects the yield at 12/31/2012.
П	Aggregate cost for federal income tax purposes is $251,199. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $6,221 and $420, respectively. Net unrealized appreciation for tax purposes is $5,801.

DEFINITION:

ETF	Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): э

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$223,843	$—	$—	$223,843
Repurchase Agreement	—	3,754	—	3,754
Securities Lending Collateral	29,403	—	—	29,403
Total	$253,246	$3,754	$—	$257,000

э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $246,759)	$253,246
(including securities loaned of $28,777)
Repurchase agreement, at value (cost: $3,754)	3,754
Cash	392
Receivables:
Investment securities sold	3,693
Shares sold	577
Securities lending income (net)	11
Interest	–	(A)
Dividends	–	(A)
Prepaid expenses	1

	261,674

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	6,351
Shares redeemed	98
Management and advisory fees	221
Distribution and service fees	40
Transfer agent fees	–	(A)
Administration fees	5
Trustees fees	–	(A)
Audit and tax fees	14
Printing and shareholder reports fees	32
Other	48
Collateral for securities on loan	29,403

	36,212

Net assets	$225,462

Net assets consist of:
Capital stock ($.01 par value)	$220
Additional paid-in capital	221,954
Undistributed net investment income	3,355
Accumulated net realized loss from investments in investment companies	(6,554)
Net unrealized appreciation on investments in investment companies	6,487

Net assets	$225,462

Net assets by class:
Initial Class	$30,317
Service Class	195,145
Shares outstanding:
Initial Class	2,951
Service Class	19,067
Net asset value and offering price per share:
Initial Class	$10.27
Service Class	10.23

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$4,705
Interest income	–	(A)
Securities lending income (net)	79

Total investment income	4,784

Expenses:
Management and advisory	917
Distribution and service:
Service Class	353
Printing and shareholder reports	7
Custody	36
Administration	40
Legal	2
Audit and tax	9
Trustees	6
Transfer agent	1
Other	5

Total expenses	1,376

Recaptured expenses	34

Net expenses	1,410

Net investment income	3,374

Net realized gain (loss) from:
Investments in investment companies	8,417
Distributions from investments in investment companies	369

	8,786

Net change in unrealized appreciation (depreciation) on:
Investments in investment companies	5,031

Net realized and change in unrealized gain on investments in investment companies	13,817

Net increase in net assets resulting from operations	$17,191

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the year and period ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011(A)
From operations:
Net investment income	$3,374	$1,201
Net realized gain (loss) from investments and distributions from investments in investment companies	8,786	(3,855)
Net change in unrealized appreciation on investments in investment companies	5,031	1,201

Net increase (decrease) in net assets resulting from operations	17,191	(1,453)

Distributions to shareholders:
From net investment income:
Initial Class	(201)	—
Service Class	(1,000)	—

	(1,201)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,845	1,399
Service Class	114,061	19,805

	116,906	21,204

Issued from fund acquisition
Initial Class	—	29,079
Service Class	—	80,853

	—	109,932

Dividends and distributions reinvested:
Initial Class	201	—
Service Class	1,000	—

	1,201	—

Cost of shares redeemed:
Initial Class	(5,196)	(694)
Service Class	(29,069)	(3,359)

	(34,265)	(4,053)

Net increase in net assets resulting from capital shares transactions	83,842	127,083

Net increase in net assets	99,832	125,630

Net assets:
Beginning of year	125,630	—

End of year	$225,462	$125,630

Undistributed net investment income	$3,355	$1,204

Share activity:
Shares issued:
Initial Class	289	150
Service Class	11,545	2,107

	11,834	2,257

Shares issued-reinvested from dividends and distributions:
Initial Class	20	—
Service Class	101	—

	121	—

Shares issued on fund acquisition:
Initial Class	—	3,093
Service Class	—	8,611

	—	11,704

Shares redeemed:
Initial Class	(526)	(75)
Service Class	(2,936)	(361)

	(3,462)	(436)

Net increase (decrease) in shares outstanding:
Initial Class	(217)	3,168
Service Class	8,710	10,357

	8,493	13,525

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class			Service Class
	Year Ended December 31, 2012	May 1 to Dec 31, 2011(A)		Year Ended December 31, 2012	May 1 to Dec 31, 2011(A)
Net asset value
Beginning of year	$9.30	$10.00		$9.29	$10.00
Investment operations
Net investment income(B),(C)	0.19	0.82		0.20	0.54
Net realized and unrealized gain (loss)	0.85	(1.52)		0.81	(1.25)

Total operations	1.04	(0.70)		1.01	(0.71)

Distributions
From net investment income	(0.07)	—		(0.07)	—

Total distributions	(0.07)	—		(0.07)	—

Net asset value
End of year	$10.27	$9.30		$10.23	$9.29

Total return(D)	11 .18%	(7 .00)%	(E)	10 .85%	(7 .10)%	(E)

Net assets end of year (000’s)	$30,317	$29,459		$195,145	$96,171
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recapture	0 .62%	0 .80%	(G)	0 .87%	1 .05%	(G)
Before reimbursement/recapture	0 .60%	1 .07%	(G)	0 .85%	1 .32%	(G)
Net investment income to average net assets(C)	1 .95%	13 .27%	(G)	1 .98%	8 .81%	(G)
Portfolio turnover rate(H)	105%	270%	(E)	105%	270%	(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AEGON Active Asset Allocation - Moderate Growth VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other expenses on the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

TTAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.55%
Over $50 million up to $250 million	0.53%
Over $250 million	0.51%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

                    0.80% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount recaptured by TAM was $34. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$264,715
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	179,384
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$256

Undistributed (accumulated) net investment income (loss)	(22)

Undistributed (accumulated) net realized gain (loss) from investment securities	(234)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$ 5,867	Short-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $8,678.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$1,201

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	–

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$3,354

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(5,867)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	5,801

Other Temporary Differences	–

NOTE 6. REORGANIZATION

On December 9, 2011, Transamerica AEGON Active Asset Allocation – Moderate Growth VP acquired all of the net assets of Transamerica Global Growth VP (formerly, Transamerica Foxhall Global Growth VP) and Transamerica Emerging Markets/Pacific Rim VP (formerly, Transamerica Foxhall Emerging Markets/Pacific Rim VP) pursuant to a Plan of Reorganization. Transamerica AEGON Active Asset Allocation – Moderate Growth VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 11,704 shares of Transamerica AEGON Active Asset Allocation – Moderate Growth VP for 5,074 shares of Transamerica Global Growth VP and for 6,071 shares of Transamerica Emerging Markets/Pacific Rim VP outstanding on December 9, 2011. Transamerica Global Growth VP’s net assets at that date, $51,906, including $1,166 unrealized appreciation, were combined with those of Transamerica AEGON Active Asset Allocation – Moderate Growth VP. Transamerica Emerging Markets/Pacific Rim VP’s net assets at that date, $58,026, including $911 unrealized depreciation, were combined with those of Transamerica AEGON Active Asset Allocation – Moderate Growth VP. The aggregate net assets of Transamerica AEGON Active Asset Allocation – Moderate Growth VP immediately before the acquisition were $17,990; the combined net assets of Transamerica AEGON Active Asset Allocation – Moderate Growth VP immediately after the acquisition were $127,922. In the acquisition, Transamerica AEGON Active Asset Allocation – Moderate Growth VP retained certain capital loss carryforwards from Transamerica Global Growth VP and Transamerica Emerging Markets/Pacific Rim VP in the amount of $11,251. Shares issued with the acquisition were as follows:

Transamerica Global Growth VP

Class	Shares	Amount

Initial	1,636	$15,381

Service	3,890	36,525

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. (continued)

Transamerica Emerging Markets/Pacific Rim VP

Class	Shares	Amount

Initial	1,457	$13,698

Service	4,721	44,328

The exchange ratio of the reorganization for the Portfolio was as follows (Transamerica AEGON Active Asset Allocation – Moderate Growth VP shares issuable/ Transamerica Global Growth VP):

Transamerica Global Growth VP

Class	Exchange Ratio

Initial	1.09

Service	1.09

The exchange ratio of the reorganization for the Portfolio was as follows (Transamerica AEGON Active Asset Allocation – Moderate Growth VP shares issuable/ Transamerica Emerging Markets/Pacific Rim VP):

Transamerica Emerging Markets/Pacific Rim VP

Class	Exchange Ratio

Initial	1.02

Service	1.02

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AEGON Active Asset Allocation - Moderate Growth VP :

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AEGON Active Asset Allocation - Moderate Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AEGON Active Asset Allocation - Moderate Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I:  To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
16,406,414.5045	448,146.7126	674,301.8839

Proposal III:  To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
16,256,766.0533	668,548.4109	603,548.6368

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
16,384,496.1422	552,608.2854	591,758.6734

Proposal III.C — Concentration

Affirmative	Against	Abstain
16,316,175.0173	587,466.6904	625,221.3933

Proposal III.D — Diversification

Affirmative	Against	Abstain
16,178,994.6262	666,233.5342	686,634.9406

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

The year ending December 31, 2012, has behaved much like it began the year; numerous issues continuing to weigh on investors’ minds both domestically and abroad. Despite these concerns, risk assets continued to do well for the year with credit spreads tightening across all fixed income classes, U.S. Treasury rates continuing their downward trend, and equity prices moderately higher.

Early in the fiscal year, the European sovereign and banking crisis was the primary concern. Despite the crisis being nearly a year-and-a-half old, policymakers continued to wrestle with an appropriate response. Finally, with significant pressure from the markets, policymakers introduced new facilities to relieve pressure on the financial system; tough fiscal austerity measures were to continue in exchange for more robust bank funding facilities. Unfortunately, this did nothing more than “kick the can down the road” without addressing the real issues of the European Monetary Union. Europe’s economy continued to slip deeper into recession throughout the fiscal year putting even further pressure on an already strained banking system. Ultimately, with strains once again too strong to ignore, the European Central Bank (“ECB”) late in the fiscal year stepped up once again declaring, “we will do what it takes to support the system”.

Throughout the fiscal year 2012, the U.S. economy continued its slow to moderate grow path, with numerous cries from various economic pundits that a recession was just around the corner. The U.S. Federal Reserve (“Fed”), already on the heels of two prior quantitative easing programs, announced late in the year that a third program, with a targeted unemployment rate, was what the economy needed. The monetary response, coupled with an extension of the payroll tax holiday, kept the consumer with adequate resources to continue their spending trend. Housing prices finally found a bid during the fiscal year as low interest rates and valuations more in line with history, created an excellent time to be a home buyer.

A new concern developed in fiscal 2012; a slowing global economy, led by concerns of growth in China, and its ultimate impact on the rest of the world. Moving toward the end of the fiscal year, numerous central banks around the world responded with even more aggressive accommodation, which looks to have slowed the pace of deceleration of worldwide growth, and in fact signs are accumulating that a turn in global growth may be at hand.

A common theme prevalent around the world during the fiscal year has been the response by numerous central banks and the more accommodative stance to help slowing economies and stressed banking systems. This liquidity has found its way into financial markets promoting better financial conditions and thus lower risk premiums for many risk assets. For now many solvency and liquidity issues that had cropped up around the world, have calmed.

PERFORMANCE

For the year ended December 31, 2012, Transamerica AEGON Active Asset Allocation – Moderate VP, Initial Class returned 8.61%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”), the Russell 3000® Index (“Russell 3000®”), and the Transamerica AEGON Active Asset Allocation - Moderate VP Blended Benchmark (“blended benchmark”), returned 4.22%, 16.42%, and 10.62%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond 50%, Russell 3000® 35% and Financial Times Stock Exchange All World ex U.S. Index 15%.

STRATEGY REVIEW

Launched in May 2011, the portfolio seeks to offer potential for moderate capital appreciation over time while managing tail-risk (sharp downside losses that are driven by macroeconomic factors) consistent with a level typical of a conservative to balanced portfolio. The models driving the portfolio allocations perform well in markets with high volatility as the econometric model is able to take advantage of market based signals, especially in a trending market. A directionless and oscillating market reduces the efficacy of tactical reallocation as it implies a higher proportion of false positives or economic indicators that contradict each other resulting in an indecisive outcome as to over or under-weighting equities relative to the benchmark. However, over a business cycle, the portfolio is still designed to outperform its benchmark on a risk-adjusted basis since the strategy proactively adjusts the risk in the portfolio and protects against sharp declines when they do occur.

Since inception and until December 10, 2012, this portfolio has been subject to a set of guidelines (“Implied Volatility Guidelines”). The impact of the Implied Volatility Guidelines on the portfolio has been to depress equity levels on average below the target levels of equity. And in a year where equities have outperformed fixed income by around 10%, this resulted in underperformance at a total returns level.

In 2012, the portfolio underperformed the blended benchmark. The portfolio was underweight in equities due to the operation of the Implied Volatility Guidelines in the first, second and third quarters of 2012. In each of those quarters, the portfolio underperformed the blended benchmark. The only quarter in which the portfolio was neutral weighted towards equities was in the fourth quarter, at which time it did marginally outperform the blended benchmark.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

(unaudited)

STRATEGY REVIEW (continued)

Changes to the Implied Volatility Guidelines were implemented on December 10, 2012. We feel that on a risk-adjusted basis, the operation of new Implied Volatility Guidelines will be a net positive to the portfolio.

Sridip Mukhopadhyaya, CFA

David Halfpap, CFA

Frank Rybinski, CFA

Jeffrey Whitehead, CFA

Co-Portfolio Managers

AEGON USA Investment Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	10 Years or Life of Class	Inception Date

Initial Class	8.61%	3.24%	05/01/2011
Barclays U.S. Aggregate Bond *	4.22	6.17
Russell 3000® *	16.42	4.35
Transamerica AEGON Active Asset Allocation - Moderate VP Blended Benchmark *	10.62	4.39

Service Class	8.30%	3.00%	05/01/2011

NOTES

* The Transamerica AEGON Active Asset Allocation - Moderate VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) 50%, Russell 3000® Index (“Russell 3000®”) 35%, and Financial Times Stock Exchange All World ex U.S. Index 15%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica AEGON Active Asset Allocation. - Moderate VP
Initial Class	$1,000.00	$1,048.30	$3.04	$1,022.17	$3.00	0.59%
Service Class	1,000.00	1,046.30	4.32	1,020.91	4.27	0.84

(A)	5% return per year before expenses.
(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).
(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

% of Net
Asset Type	Assets

Capital Markets	66.1%
Value - Large Cap	9.4
Growth - Large Cap	9.1
Region Fund - Asian Pacific	4.9
Emerging Market - Equity	4.8
Growth - Small Cap	2.7
Securities Lending Collateral	2.5
Region Fund - European	2.2
Repurchase Agreement	2.2
Other Assets and Liabilities - Net	(3.9)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

INVESTMENT COMPANIES - 99.2%
Capital Markets - 66.1%
Vanguard Extended Market ETF ^	72,094	$4,362
Vanguard Intermediate-Term Bond ETF	362,557	31,996
Vanguard Intermediate-Term Corporate Bond ETF ^	10,205	898
Vanguard Long-Term Bond ETF ^	41,934	3,936
Vanguard MSCI EAFE ETF	349,748	12,322
Vanguard S&P 500 ETF ^	263,064	17,162
Vanguard Short-Term Bond ETF ^	552,700	44,763
Vanguard Short-Term Government Bond ETF ^	166,104	10,114
Vanguard Total Bond Market ETF	651,694	54,761
Vanguard Total Stock Market ETF	295,059	21,625
Emerging Market - Equity - 4.8%
Vanguard MSCI Emerging Markets ETF	330,351	14,711
Growth - Large Cap - 9.1%
Vanguard Growth ETF ^	392,858	27,975
Growth - Small Cap - 2.7%
Vanguard Small-Capital ETF ^	102,530	8,295
Region Fund - Asian Pacific - 4.9%
Vanguard MSCI Pacific ETF	280,357	14,968
Region Fund - European - 2.2%
Vanguard MSCI European ETF	141,015	6,887
Value - Large Cap - 9.4%
Vanguard Value ETF	491,549	28,903

Total Investment Companies (cost $299,460)		303,678

	Shares	Value (000’s)

SECURITIES LENDING COLLATERAL - 2.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	7,736,792	$7,737
Total Securities Lending Collateral (cost $7,737)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 2.2%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $6,773 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $6,912.	$6,773	6,773
Total Repurchase Agreement (cost $6,773)

Total Investment Securities (cost $313,970) П		318,188
Other Assets and Liabilities - Net		(12,010)

Net Assets		$306,178

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $7,569.
▲	Rate shown reflects the yield at 12/31/2012.
П	Aggregate cost for federal income tax purposes is $314,801. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $4,209 and $822, respectively. Net unrealized appreciation for tax purposes is $3,387.

DEFINITION:

ETF	Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): э

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$303,678	$—	$—	$303,678
Repurchase Agreement	—	6,773	—	6,773
Securities Lending Collateral	7,737	—	—	7,737
Total	$311,415	$6,773	$—	$318,188

э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $307,197)	$311,415
(including securities loaned of $7,569)
Repurchase agreement, at value (cost: $6,773)	6,773
Cash	817
Receivables:
Investment securities sold	4,649
Shares sold	487
Securities lending income (net)	21
Dividends	–	(A)
Interest	–	(A)
Prepaid expenses	1

	324,163

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	10,006
Shares redeemed	4
Management and advisory fees	147
Distribution and service fees	61
Transfer agent fees	–	(A)
Administration fees	6
Trustees fees	–	(A)
Audit and tax fees	14
Other	10
Collateral for securities on loan	7,737

	17,985

Net assets	$306,178

Net assets consist of:
Capital stock ($.01 par value)	$292
Additional paid-in capital	295,117
Undistributed net investment income	3,604
Undistributed net realized gain from investments in investment companies	2,947
Net unrealized appreciation on investments in investment companies	4,218

Net assets	$306,178

Net assets by class:
Initial Class	$1,740
Service Class	304,438
Shares outstanding:
Initial Class	165
Service Class	29,042
Net asset value and offering price per share:
Initial Class	$10.52
Service Class	10.48

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$4,882
Interest income	1
Securities lending income (net)	61

Total investment income	4,944

Expenses:
Management and advisory	824
Distribution and service:
Service Class	381
Printing and shareholder reports	14
Custody	32
Administration	37
Legal	12
Audit and tax	14
Trustees	5
Transfer agent	1
Other	3

Total expenses	1,323

Recaptured expenses	17

Net expenses	1,340

Net investment income	3,604

Net realized gain (loss) from:
Investments in investment companies	2,414
Distributions from investments in investment companies	824

3,238

Net increase in unrealized appreciation (depreciation) on:
Investments in investment companies	4,227

Net realized and change in unrealized gain on investments in investment companies	7,465

Net increase in net assets resulting from operations	$11,069

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the year and period ended:

(all amounts in thousands)

December 31, 2012	December 31, 2011(A)
From operations:
Net investment income	$3,604	$261
Net realized gain (loss) from investments and distributions from investments in investment companies	3,238	(94)
Change in net unrealized appreciation (depreciation) on investments in investment companies	4,227	(9)
Net increase in net assets

resulting from operations	11,069	158

Distributions to shareholders:
From net investment income:
Initial Class	(2)	—
Service Class	(259)	—

(261)	—

From net realized gains:
Initial Class	(2)	—
Service Class	(195)	—

(197)	—

Total distributions to shareholders	(458)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,369	1,059
Service Class	271,104	30,878

272,473	31,937

Dividends and distributions reinvested:
Initial Class	4	—
Service Class	454	—

458	—

Cost of shares redeemed:
Initial Class	(718)	(86)
Service Class	(7,553)	(1,102)

(8,271)	(1,188)

Net increase in net assets resulting
from capital shares transactions	264,660	30,749

Net increase in net assets	275,271	30,907

Net assets:
Beginning of year	30,907	—

End of year	$306,178	$30,907

Undistributed net investment income	$3,604	$261

Share activity:
Shares issued:
Initial Class	134	110
Service Class	26,665	3,201

26,799	3,311

Shares issued-reinvested from dividends and distributions:
Initial Class	—	(B)	—
Service Class	44	—

44	—

Shares redeemed:
Initial Class	(70)	(9)
Service Class	(753)	(115)

(823)	(124)

Net increase (decrease) in shares
outstanding:
Initial Class	64	101
Service Class	25,956	3,086

26,020	3,187

(A)	Commenced operations on May 1, 2011.
(B)	Rounds to less than 1 share.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class			Service Class
	Year Ended December 31, 2012	May 1 to Dec 31, 2011(A)		Year Ended December 31, 2012	May 1 to Dec 31, 2011(A)
Net asset value
Beginning of year	$9.71	$10.00		$9.70	$10.00
Investment operations
Net investment income(B),(C)	0.22	0.22		0.24	0.23
Net realized and unrealized gain (loss)	0.62	(0.51)		0.56	(0.53)

Total operations	0.84	(0.29)		0.80	(0.30)

Distributions
From net investment income	(0.02)	—		(0.01)	—
From net realized gains	(0.01)	—		(0.01)	—

Total distributions	(0.03)	—		(0.02)	—

Net asset value
End of year	$10.52	$9.71		$10.48	$9.70

Total return(D)	8.61%	(2.90)%	(E)	8.30%	(3.00)%	(E)

Net assets end of year (000’s)	$1,740	$979		$304,438	$29,928
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recapture	0.62%	0.80%	(G)	0.87%	1.05%	(G)
Before reimbursement/recapture	0.61%	1.03%	(G)	0.86%	1.28%	(G)
Net investment income to average net assets(C)	2.18%	3.49%	(G)	2.35%	3.57%	(G)
Portfolio turnover rate(H)	77%	72%	(E)	77%	72%	(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December, 31 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AEGON Active Asset Allocation - Moderate VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other expenses on the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies:  Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.55%
Over $50 million up to $250 million	0.53%
Over $250 million	0.51%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

                    0.80% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount recaptured by TAM was $17. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$385,018
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	118,353
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$360

Long-term Capital Gain	98

2011 Distributions paid from:

Ordinary Income	–

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$6,493

Undistributed Long-term Capital Gain	889

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	3,387

Other Temporary Differences	–

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AEGON Active Asset Allocation-Moderate VP :

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AEGON Active Asset Allocation-Moderate VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AEGON Active Asset Allocation-Moderate VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed
Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II:  To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
16,586,043.3530	47,791.3141	529,846.1399

Proposal III: To approve changes to the fundamental investment policies

      Proposal III.A — Underwriting

Affirmative	Against	Abstain
16,612,594.3315	70,854.5665	480,231.9090

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

      Proposal III.B — Real Estate

Affirmative	Against	Abstain
16,548,276.3366	112,684.6648	502,719.8056

      Proposal III.C — Concentration

Affirmative	Against	Abstain
16,644,236.6702	45,920.2607	473,523.8761

      Proposal III.D — Diversification

Affirmative	Against	Abstain
16,647,124.2742	34,213.3782	482,343.1546

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Active Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $98 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2012 was less volatile than the previous year, but not without its challenges. The U.S. economy, while starting out the new year on what appeared to be an acceleration of growth, ultimately slowed into the summer. Coincidentally, the European slowdown became much worse about the same time, led by a surprisingly strong downturn in southern Europe. In addition, concerns over growth in China intensified. Accordingly, central banks around the world were forced to continue their strong intervention.

One of the biggest surprises of the year was the depth of the slowdown in Europe, led by southern Europe following their introduction of austerity programs the year before. This led the European Central Bank (“ECB”) in late August to send a signal to the markets that they “will do whatever it takes” to maintain the Euro. At the same time, U.S. economic growth began to slow, leading the U.S. Federal Reserve (“Fed”) to embark on yet another quantitative easing program. This monetary policy intervention led to stabilization within the marketplace, as witnessed by sovereign yields falling dramatically in the countries within southern Europe and keeping an underpinning of support for risk assets within the U.S.

Economic growth in the U.S. remained subpar throughout the year, leading some pundits to suggest another recession was just around the corner. Obviously, there was enough concern on the part of the Fed to step up during late summer and take out an insurance policy against such an event by introducing another round of quantitative easing. In addition, their thinking most likely included concern going into year-end regarding the uncertainty surrounding the “fiscal cliff” and its negative implications. Uncertainty has been a consistent challenge for policymakers, as low levels of confidence, from both businesses and consumers continues to be a significant obstacle for businesses to hire more people. From a more positive perspective, housing and autos continued their turnaround during the year. Housing in particular was a major surprise, seeing prices bottom across most of the U.S. and new housing unit starts surprising consensus expectations to the upside.

Against this backdrop, it is not surprising that the Fed, ECB, and other central banks around the world continued their policies of easing. As a result there was a “risk-on” trade within the U.S., as Treasury rates were essentially unchanged for the year, credit spreads tightened, and the Standard and Poor’s 500® Index was up modestly. On the fiscal front, the “fiscal cliff” has been avoided, but not the hard work of putting the U.S. balance sheet back on a firmer foundation going forward.

PERFORMANCE

For the year ended December 31, 2012, Transamerica AEGON High Yield Bond VP, Initial Class returned 17.37%. By comparison, its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index returned 15.78%.

STRATEGY REVIEW

For the full year, the portfolio outperformed the benchmark and peer group. While the drivers of outperformance were broad based, there were four notable contributors. First, for most of the year, we were significantly underweight lower yielding BB rated securities due to our concerns about the embedded rate risk in this segment of the market. While our fears around higher interest rates did not materialize, this segment of the market did underperform the lower quality sub-segments of the high yield market. Second, we had a sizable underweight to cyclicals, primarily Energy and Metals/Mining, due to our concerns about an economic slowdown globally, particularly in China, and the impact it might have on commodity prices broadly. Many of these global cyclical sectors underperformed the broader index and our underweight benefited performance. Third, throughout the year, we maintained an overweight to the U.S. housing related sectors, as we believed these credits would generate improved financial results over the next few years and found the valuations to be very attractive. These housing-related sectors were some of the best performing industries for the year, and our overweight meaningfully contributed to performance. Finally, security selection, particularly in the lower quality sub-segments, was a significant contributor to our outperformance.

Kevin Bakker, CFA

Bradley J. Beman, CFA

Benjamin D. Miller, CFA

Jim Schaeffer

Co-Portfolio Managers

AEGON USA Investment Management, LLC

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date

Initial Class	17.37%	8.77%	8.52%	06/01/1998
Barclays U.S. Corporate High Yield 2% Issuer Capped *	15.78%	10.45%	10.60%

Service Class	17.10%	8.49%	7.77%	05/01/2003

NOTES

* The Barclays U.S Corporate High Yield Bond 2% Issuer Capped Index (Barclays U.S. Corporate High Yield 2% Issuer Capped”) is an unmanaged index used as a general measure of market performance. Calculation assumed dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which is included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in high-yield bonds (“junk bonds”) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica AEGON High Yield Bond VP
Initial Class	$1,000.00	$1,080.40	$3.92	$1,021.37	$3.81	0.75%
Service Class	1,000.00	1,078.90	5.23	1,020.11	5.08	1.00

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Corporate Debt Securities	88.9%
Securities Lending Collateral	19.1
Repurchase Agreement	4.8
Preferred Stocks	2.3
Common Stocks	0.8
Preferred Corporate Debt Security	0.7
Loan Assignments	0.6
Warrants	0.0	(A)
Other Assets and Liabilities - Net	(17.2)

Total	100.0%

(A)	Amount rounds to less than 0.1%.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)

PREFERRED CORPORATE DEBT SECURITY - 0.7%
Commercial Banks - 0.7%
Goldman Sachs Capital II
4.00%, 06/01/2043 *	$2,669	$2,085
Total Preferred Corporate Debt Security (cost $1,810)

CORPORATE DEBT SECURITIES - 88.9%
Aerospace & Defense - 1.1%
Bombardier, Inc.
7.50%, 03/15/2018 - 144A	140	156
7.75%, 03/15/2020 - 144A	400	454
Silver II Borrower / Silver II US Holdings LLC
7.75%, 12/15/2020 - 144A	150	155
Spirit Aerosystems, Inc.
6.75%, 12/15/2020	330	353
7.50%, 10/01/2017	735	786
Triumph Group, Inc.
8.63%, 07/15/2018	1,217	1,352
Airlines - 1.5%
Continental Airlines Pass Thru Certificates, Class C
6.13%, 04/29/2018	546	550
Continental Airlines Pass-Through Trust
Series 2007-1, Class B
6.90%, 04/19/2022	1,334	1,426
Series 2012-2, Class B
5.50%, 10/29/2020	420	439
Delta Air Lines, Inc., Pass-Through Trust
Series 2010-1, Class B
6.38%, 01/02/2016	470	489
Series 2010-2, Class B
6.75%, 11/23/2015	494	514
U.S. Airways Pass-Through Trust
Series 2010-1, Class A
6.25%, 04/22/2023	542	587
Series 2012-2, Class B
6.75%, 06/03/2021	275	282
Auto Components - 0.1%
Lear Corp.
7.88%, 03/15/2018	329	358
Automobiles - 0.9%
Chrysler Group LLC / CG Co.-Issuer, Inc.
8.00%, 06/15/2019	970	1,057
8.25%, 06/15/2021 ^	430	473
General Motors Corp. (Escrow Shares)
7.20%, 01/15/2049 Ə	805	¿
Jaguar Land Rover PLC
7.75%, 05/15/2018 - 144A	200	218
8.13%, 05/15/2021 - 144A	745	820
Beverages - 1.7%
Constellation Brands, Inc.
7.25%, 09/01/2016 - 05/15/2017	2,260	2,629
Cott Beverages, Inc.
8.13%, 09/01/2018	1,178	1,302
8.38%, 11/15/2017	1,050	1,142
Building Products - 2.3%
Associated Materials LLC / AMH New Finance, Inc.
9.13%, 11/01/2017 ^	1,932	1,961
Euramax International, Inc.
9.50%, 04/01/2016	1,745	1,627
Ply Gem Industries, Inc.
8.25%, 02/15/2018 ^	2,612	2,821
9.38%, 04/15/2017 - 144A	270	288

	Principal (000’s)	Value (000’s)

Chemicals - 1.5%
Huntsman International LLC
8.63%, 03/15/2020 - 03/15/2021	$1,200	$1,365
Momentive Performance Materials, Inc.
8.88%, 10/15/2020 - 144A ^	1,442	1,456
NOVA Chemicals Corp.
8.38%, 11/01/2016	1,090	1,194
8.63%, 11/01/2019	410	465
Commercial Banks - 0.9%
CIT Group, Inc.
4.25%, 08/15/2017	571	588
5.00%, 05/15/2017	165	175
5.25%, 03/15/2018	185	198
5.50%, 02/15/2019 - 144A	702	765
Royal Bank of Scotland Group PLC
6.13%, 12/15/2022 ^	975	1,029
Commercial Services & Supplies - 2.5%
Ceridian Corp.
8.88%, 07/15/2019 - 144A ^	2,165	2,348
11.25%, 11/15/2015	233	233
12.25%, 11/15/2015 Ώ	1,170	1,173
EnergySolutions, Inc. / EnergySolutions LLC
10.75%, 08/15/2018 ^	1,187	1,122
GCB Quebecor World (Escrow Shares)
6.13%, 11/15/2013 Ə	690	¿
HDTFS, Inc.
5.88%, 10/15/2020 - 144A	270	282
KAR Auction Services, Inc.
4.31%, 05/01/2014 *	599	600
United Rentals North America, Inc.
6.13%, 06/15/2023	300	317
7.38%, 05/15/2020 - 144A	580	637
8.25%, 02/01/2021	536	604
Computers & Peripherals - 0.6%
Seagate HDD Cayman
7.00%, 11/01/2021	1,700	1,823
Construction & Engineering - 0.8%
K Hovnanian Enterprises, Inc.
7.25%, 10/15/2020 - 144A	485	522
7.50%, 05/15/2016	187	182
8.63%, 01/15/2017	375	369
9.13%, 11/15/2020 - 144A	1,241	1,316
Consumer Finance - 3.1%
Ally Financial, Inc.
4.63%, 06/26/2015	480	500
5.50%, 02/15/2017	1,050	1,123
6.75%, 12/01/2014	900	972
8.00%, 03/15/2020	650	796
Springleaf Finance Corp.
5.40%, 12/01/2015 ^	400	378
6.90%, 12/15/2017	5,890	5,272
Containers & Packaging - 1.9%
Graphic Packaging International, Inc.
7.88%, 10/01/2018	1,631	1,801
9.50%, 06/15/2017	200	216
Packaging Dynamics Corp.
8.75%, 02/01/2016 - 144A ^	1,100	1,150
Sealed Air Corp.
6.50%, 12/01/2020 - 144A ^	470	508
8.13%, 09/15/2019 - 144A	895	1,007
Tekni-Plex, Inc.
9.75%, 06/01/2019 - 144A ^	875	954

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal	Value
	(000’s)	(000’s)

Diversified Consumer Services - 0.6%
Service Corp., International
7.00%, 06/15/2017 - 05/15/2019	$1,488	$1,693
Diversified Financial Services - 2.8%
Bank of America Corp. - Series K
8.00%, 01/30/2018 * Ž	1,165	1,289
Citigroup, Inc.
5.90%, 02/15/2023 * Ž^	1,152	1,163
5.95%, 01/30/2023 * Ž^	1,416	1,434
CyrusOne, LP / CyrusOne Finance Corp.
6.38%, 11/15/2022 - 144A	362	377
Ford Motor Credit Co., LLC
5.00%, 05/15/2018	475	524
General Motors Financial Co., Inc.
4.75%, 08/15/2017 - 144A	720	757
JPMorgan Chase & Co. - Series 1
7.90%, 04/30/2018 * Ž	819	928
Nuveen Investments, Inc.
9.13%, 10/15/2017 - 144A	380	373
9.50%, 10/15/2020 - 144A	760	756
Rivers Pittsburgh Borrower, LP/Rivers Pittsburgh Finance Corp.
9.50%, 06/15/2019 - 144A	375	407
Diversified Telecommunication Services - 6.4%
Cincinnati Bell, Inc.
8.38%, 10/15/2020 ^	1,176	1,273
Frontier Communications Corp.
9.00%, 08/15/2031	3,585	3,943
Hughes Satellite Systems Corp.
6.50%, 06/15/2019	1,639	1,807
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 ^	650	699
Level 3 Communications, Inc.
8.88%, 06/01/2019 - 144A ^	144	153
Level 3 Financing, Inc.
8.13%, 07/01/2019 § Δ	1,160	1,264
8.63%, 07/15/2020	1,000	1,110
PAETEC Holding Corp.
8.88%, 06/30/2017	1,407	1,509
Sprint Capital Corp.
8.75%, 03/15/2032	1,951	2,385
Wind Acquisition Finance SA
7.25%, 02/15/2018 - 144A	845	856
11.75%, 07/15/2017 - 144A	200	210
Windstream Corp.
7.50%, 04/01/2023 ^	2,290	2,410
7.75%, 10/15/2020 ^	912	985
Electric Utilities - 2.8%
Elwood Energy LLC
8.16%, 07/05/2026	1,958	2,039
Homer City Generation, LP
8.14%, 10/01/2019	318	348
8.73%, 10/01/2026	2,364	2,624
InterGen NV
9.00%, 06/30/2017 - 144A ^	1,400	1,253
LSP Energy, LP / LSP Batesville Funding Corp
8.16%, 07/15/2025 Ə Џ	1,250	¿
Red Oak Power LLC - Series B
9.20%, 11/30/2029	1,755	1,939

	Principal	Value
	(000’s)	(000’s)

Electrical Equipment - 0.3%
Belden, Inc.
5.50%, 09/01/2022 - 144A	$770	$791
Electronic Equipment & Instruments - 0.2%
NXP BV / NXP Funding LLC
9.75%, 08/01/2018 - 144A	437	506
Energy Equipment & Services - 2.2%
Drill Rigs Holdings, Inc.
6.50%, 10/01/2017 - 144A	687	684
NuStar Logistics, LP
4.80%, 09/01/2020	925	894
7.90%, 04/15/2018	1,810	2,045
Regency Energy Partners, LP / Regency Energy Finance Corp.
6.88%, 12/01/2018	736	802
Stallion Oilfield Holdings, Ltd.
10.50%, 02/15/2015	1,752	1,862
Food & Staples Retailing - 1.2%
Rite Aid Corp.
7.50%, 03/01/2017	1,500	1,541
7.70%, 02/15/2027	525	449
10.25%, 10/15/2019	1,168	1,332
10.38%, 07/15/2016 ^	125	132
Food Products - 0.4%
Harmony Foods Corp.
10.00%, 05/01/2016 - 144A	168	181
Post Holdings, Inc.
7.38%, 02/15/2022 - 144A	790	866
Gas Utilities - 0.1%
Star Gas Partners, LP / Star Gas Finance Co.
8.88%, 12/01/2017	409	415
Health Care Equipment & Supplies - 1.4%
Accellent, Inc.
10.00%, 11/01/2017	404	332
Biomet, Inc.
6.50%, 08/01/2020 - 144A	1,371	1,457
Hologic, Inc.
6.25%, 08/01/2020 - 144A	1,120	1,207
Kinetic Concepts, Inc. / KCI USA, Inc.
10.50%, 11/01/2018 - 144A ^	960	1,007
Health Care Providers & Services - 5.8%
CHS/Community Health Systems, Inc.
7.13%, 07/15/2020	1,701	1,816
8.00%, 11/15/2019	2,725	2,950
DaVita HealthCare Partners, Inc.
6.38%, 11/01/2018 ^	1,525	1,636
Fresenius Medical Care U.S. Finance II, Inc.
5.63%, 07/31/2019 - 144A	730	784
5.88%, 01/31/2022 - 144A	200	217
GCB U.S. Oncology, Inc. (Escrow Shares)
0.00%, 08/15/2017	1,650	31
HCA Holdings, Inc.
6.25%, 02/15/2021	137	140
7.75%, 05/15/2021 ^	860	933
HCA, Inc.
6.38%, 01/15/2015 ^	600	649
6.50%, 02/15/2020	570	641
7.50%, 02/15/2022	2,042	2,338
7.88%, 02/15/2020	900	1,001

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal	Value
	(000’s)	(000’s)

Health Care Providers & Services (continued)
HealthSouth Corp.
7.75%, 09/15/2022 ^	$1,824	$2,000
LifePoint Hospitals, Inc.
6.63%, 10/01/2020 ^	1,665	1,798
Hotels, Restaurants & Leisure - 6.6%
Ameristar Casinos, Inc.
7.50%, 04/15/2021 ^	1,755	1,902
Caesars Entertainment Operating Co., Inc.
10.00%, 12/15/2018	2,200	1,458
11.25%, 06/01/2017	285	305
12.75%, 04/15/2018	1,910	1,409
Caesars Operating Escrow LLC / Caesars Escrow Corp.
9.00%, 02/15/2020 - 144A	458	458
CityCenter Holdings LLC / CityCenter Finance Corp.
10.75%, 01/15/2017 ^ Ώ	592	643
GWR Operating Partnership LLP
10.88%, 04/01/2017	2,102	2,390
MGM Resorts International
10.00%, 11/01/2016 ^	1,375	1,592
11.38%, 03/01/2018 ^	2,940	3,556
Royal Caribbean Cruises, Ltd.
5.25%, 11/15/2022	608	643
7.00%, 06/15/2013	125	128
7.25%, 06/15/2016	312	353
Seneca Gaming Corp.
8.25%, 12/01/2018 - 144A	600	633
Viking Cruises, Ltd.
8.50%, 10/15/2022 - 144A	1,201	1,297
WMG Acquisition Corp.
6.00%, 01/15/2021 - 144A	1,168	1,232
Wynn Las Vegas LLC
7.75%, 08/15/2020 ^	935	1,066
Household Durables - 4.2%
Beazer Homes USA, Inc.
6.63%, 04/15/2018 - 144A ^	1,308	1,383
9.13%, 06/15/2018	1,993	2,078
Brookfield Residential Properties, Inc.
6.50%, 12/15/2020 - 144A	702	720
Jarden Corp.
7.50%, 05/01/2017	597	672
7.50%, 01/15/2020 ^	1,349	1,481
KB Home
9.10%, 09/15/2017	1,540	1,790
Meritage Homes Corp.
7.00%, 04/01/2022 ^	396	431
7.15%, 04/15/2020	1,240	1,358
Standard Pacific Corp.
8.38%, 05/15/2018 - 01/15/2021	1,446	1,677
Tempur-Pedic International, Inc.
6.88%, 12/15/2020 - 144A	537	552
Household Products - 1.0%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.75%, 10/15/2020 - 144A ^	319	329
6.88%, 02/15/2021	100	108
7.13%, 04/15/2019	2,395	2,575
Independent Power Producers & Energy Traders - 1.7%
Calpine Corp.
7.25%, 10/15/2017 - 144A	1,350	1,438
7.88%, 07/31/2020 - 144A	810	909

	Principal	Value
	(000’s)	(000’s)

Independent Power Producers & Energy Traders (continued)
NRG Energy, Inc.
7.63%, 01/15/2018 - 05/15/2019	$1,765	$1,935
7.88%, 05/15/2021 ^	125	139
8.25%, 09/01/2020 ^	300	336
8.50%, 06/15/2019	250	275
Insurance - 1.3%
Genworth Financial, Inc.
6.15%, 11/15/2066 * ^	1,075	798
Lincoln National Corp.
7.00%, 05/17/2066 *	2,923	2,989
IT Services - 0.8%
SunGard Data Systems, Inc.
6.63%, 11/01/2019 - 144A	432	442
7.38%, 11/15/2018	1,500	1,606
Unisys Corp.
6.25%, 08/15/2017 ^	290	309
Media - 8.7%
Cablevision Systems Corp.
7.75%, 04/15/2018 ^	676	752
8.00%, 04/15/2020 ^	684	770
8.63%, 09/15/2017	1,018	1,187
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 02/15/2023	780	778
6.50%, 04/30/2021 ^	550	593
7.25%, 10/30/2017 ^	1,037	1,130
7.38%, 06/01/2020 ^	500	555
7.88%, 04/30/2018 ^	1,050	1,130
Cequel Communications Holdings I LLC / Cequel Capital Corp.
6.38%, 09/15/2020 - 144A	925	963
8.63%, 11/15/2017 - 144A	1,160	1,241
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022 - 144A	2,870	2,969
7.63%, 03/15/2020	150	150
7.63%, 03/15/2020 ^	2,207	2,223
DISH DBS Corp.
4.63%, 07/15/2017 ^	1,330	1,387
5.88%, 07/15/2022	1,044	1,122
7.75%, 05/31/2015	605	677
7.88%, 09/01/2019	800	948
Nara Cable Funding, Ltd.
8.88%, 12/01/2018 - 144A	605	616
ONO Finance II PLC
10.88%, 07/15/2019 - 144A	600	573
Regal Cinemas Corp.
8.63%, 07/15/2019	1,200	1,326
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
5.50%, 01/15/2023 - 144A	280	289
7.50%, 03/15/2019 - 144A	556	612
Univision Communications, Inc.
6.88%, 05/15/2019 - 144A	520	541
7.88%, 11/01/2020 - 144A	970	1,050
8.50%, 05/15/2021 - 144A ^	1,385	1,430
Metals & Mining - 1.0%
AK Steel Corp.
8.38%, 04/01/2022 ^	980	843
8.75%, 12/01/2018 - 144A	1,000	1,055

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

Metals & Mining (continued)
American Gilsonite Co.
11.50%, 09/01/2017 - 144A	$215	$221
FMG Resources August 2006 Pty, Ltd.
8.25%, 11/01/2019 - 144A ^	613	653
Multiline Retail - 0.6%
JC Penney Corp., Inc.
6.38%, 10/15/2036 ^	282	212
7.13%, 11/15/2023	775	668
7.40%, 04/01/2037	660	551
7.95%, 04/01/2017 ^	300	288
Oil, Gas & Consumable Fuels - 6.2%
Chesapeake Energy Corp.
6.13%, 02/15/2021 ^	867	900
6.63%, 08/15/2020 ^	727	780
CONSOL Energy, Inc.
6.38%, 03/01/2021	240	246
8.00%, 04/01/2017 ^	225	244
8.25%, 04/01/2020 ^	570	617
Continental Resources, Inc.
7.13%, 04/01/2021	350	396
8.25%, 10/01/2019	740	829
El Paso LLC
7.25%, 06/01/2018	2,573	2,973
Energy Transfer Equity, LP
7.50%, 10/15/2020 ^	2,370	2,736
Kinder Morgan Finance Co., ULC
5.70%, 01/05/2016	644	704
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, 11/01/2019 - 144A ^	775	779
7.75%, 02/01/2021	900	959
8.63%, 04/15/2020 ^	770	839
Newfield Exploration Co.
5.63%, 07/01/2024 ^	260	281
6.88%, 02/01/2020 ^	475	508
Pioneer Natural Resources Co.
6.88%, 05/01/2018	585	712
Plains Exploration & Production Co.
6.13%, 06/15/2019	860	937
6.50%, 11/15/2020	976	1,081
6.75%, 02/01/2022	325	365
SM Energy Co.
6.50%, 11/15/2021	810	867
6.50%, 01/01/2023 ^	300	321
Paper & Forest Products - 0.5%
Ainsworth Lumber Co., Ltd.
7.50%, 12/15/2017 - 144A	365	382
Boise Cascade LLC / Boise Cascade Finance Corp.
6.38%, 11/01/2020 - 144A	1,117	1,151
Pharmaceuticals - 1.3%
Mylan, Inc.
6.00%, 11/15/2018 - 144A	1,070	1,182
7.88%, 07/15/2020 - 144A	565	668
Valeant Pharmaceuticals International, Inc.
6.88%, 12/01/2018 - 144A	1,450	1,562
7.00%, 10/01/2020 - 144A	300	326
Professional Services - 0.1%
Igloo Holdings Corp.
8.25%, 12/15/2017 - 144A	389	386
Real Estate Investment Trusts - 1.2%
EPR Properties
5.75%, 08/15/2022	1,030	1,068

	Principal (000’s)	Value (000’s)

Real Estate Investment Trusts (continued)
Felcor Lodging, LP
5.63%, 03/01/2023 - 144A	$621	$618
Host Hotels & Resorts, LP
5.88%, 06/15/2019 ^	1,150	1,253
6.00%, 10/01/2021	500	574
Real Estate Management & Development - 1.4%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/2018 - 144A	2,170	2,246
Mattamy Group Corp.
6.50%, 11/15/2020 - 144A	780	782
Realogy Group LLC
11.50%, 04/15/2017 § Δ	960	1,039
Road & Rail - 1.7%
Aviation Capital Group Corp.
6.75%, 04/06/2021 - 144A	965	998
7.13%, 10/15/2020 - 144A	520	548
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
8.25%, 01/15/2019 ^	275	304
9.75%, 03/15/2020	1,495	1,726
Hertz Corp.
6.75%, 04/15/2019 ^	350	382
7.50%, 10/15/2018	920	1,016
Semiconductors & Semiconductor Equipment - 0.7%
Freescale Semiconductor, Inc.
9.25%, 04/15/2018 - 144A	1,200	1,311
10.13%, 03/15/2018 - 144A	788	871
Software - 1.5%
First Data Corp.
6.75%, 11/01/2020 - 144A	1,409	1,423
7.38%, 06/15/2019 - 144A	653	676
8.75%, 01/15/2022 - 144A ^	1,015	1,038
8.88%, 08/15/2020 - 144A	396	432
12.63%, 01/15/2021	690	726
Specialty Retail - 1.0%
Brookstone Co., Inc.
13.00%, 10/15/2014 - 144A	647	615
Claire’s Stores, Inc.
9.00%, 03/15/2019 - 144A	1,645	1,764
9.25%, 06/01/2015	23	21
9.63%, 06/01/2015 Ώ	619	573
Textiles, Apparel & Luxury Goods - 1.6%
Jones Group, Inc.
6.13%, 11/15/2034	1,626	1,398
Jones Group, Inc. / Apparel Group Hold / Apparel Group USA / Footwear Acc Retail
6.88%, 03/15/2019 ^	925	962
Levi Strauss & Co.
6.88%, 05/01/2022 ^	1,646	1,765
PVH Corp.
7.38%, 05/15/2020 ^	360	404
Tobacco - 0.1%
North Atlantic Trading Co.
11.50%, 07/15/2016 - 144A	235	244
Trading Companies & Distributors - 0.7%
International Lease Finance Corp.
8.63%, 09/15/2015	1,831	2,058
Wireless Telecommunication Services - 1.9%
Cricket Communications, Inc.
7.75%, 05/15/2016	1,310	1,387
7.75%, 10/15/2020 ^	940	959
Sprint Nextel Corp.
8.38%, 08/15/2017 ^	2,305	2,680

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal	Value
	(000’s)	(000’s)

Wireless Telecommunication Services (continued)
Sprint Nextel Corp. (continued)
9.00%, 11/15/2018 - 144A	$325	$401

Total Corporate Debt Securities (cost $244,592)		258,515

LOAN ASSIGNMENTS - 0.6%
Communications Equipment - 0.1%
Sorenson Communications, Inc., Tranche C 6.00%, 08/16/2013 * § Δ	381	374
Diversified Telecommunication Services - 0.4%
Level 3 Financing, Inc., Tranche B 4.75%, 02/01/2016 *	998	1,007
Real Estate Management & Development - 0.1%
Realogy Group LLC 4.46%, 10/10/2016 - 10/10/2016 * § Δ	348	349

Total Loan Assignments (cost $1,707)		1,730

		Value
	Shares	(000’s)

PREFERRED STOCKS - 2.3%
Consumer Finance - 1.2%
Ally Financial, Inc., 7.00% - 144A	1,077	1,058
Ally Financial, Inc., 8.50% *	94,075	2,470
Diversified Financial Services - 0.5%
GMAC Capital Trust I, 8.13% *	50,500	1,346
Insurance - 0.6%
Hartford Financial Services Group, Inc., 7.88% * ‡ ^	62,450	1,793

Total Preferred Stocks (cost $5,605)		6,667

COMMON STOCKS - 0.8%
Automobiles - 0.0% ¥
General Motors Co. ‡ ^	3,292	94
Motors Liquidation Co. GUC Trust ‡	826	18
Commercial Services & Supplies - 0.0% ¥
Quad/Graphics, Inc. ^	89	2
Independent Power Producers & Energy Traders - 0.8%
Dynegy, Inc. ‡ ^	122,307	2,340

Total Common Stocks (cost $3,752)		2,454

		Value
	Shares	(000’s)

WARRANTS - 0.0% ¥
Automobiles - 0.0% ¥
General Motors Co. ‡
Expiration: 07/10/2016
Exercise Price: $10.00	58	$1
General Motors Co. ‡
Expiration: 07/10/2019
Exercise Price: $18.33	58	1

Total Warrants (cost $¿)		2

SECURITIES LENDING COLLATERAL - 19.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	55,610,646	55,611
Total Securities Lending Collateral (cost $55,611)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT - 4.8%
State Street Bank & Trust Co. 0.03% ▲ , dated 12/31/2012, to be repurchased at $13,976 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 10/20/2027, and with a value of $14,257.	$13,976	13,976
Total Repurchase Agreement (cost $13,976)

Total Investment Securities (cost $327,053) Π		341,040
Other Assets and Liabilities - Net		(50,038)

Net Assets		$291,002

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

*	Floating or variable rate note. Rate is listed as of 12/31/2012.
^	All or a portion of this security is on loan. The value of all securities on loan is $54,453.
Џ	In default.
Ώ	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.
Ə	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is less than $1, or less than 0.01% of the portfolio’s net assets.
Ž	The security has a perpetual maturity. The date shown is the next call date.
¥	Percentage rounds to less than 0.1%.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/31/2012.
Π	Aggregate cost for federal income tax purposes is $327,062. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $17,027 and $3,049, respectively. Net unrealized appreciation for tax purposes is $13,978.
¿	Amount is less than 1.
§	Illiquid. These securities had an aggregate market value of $3,026, or 1.04%, of the portfolio’s net assets.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust Annual Report 2012

Transamerica AEGON High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands) (continued):

Δ	Restricted. At 12/31/2012, the portfolio owned the respective securities which were restricted to public resale as follows:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets

Corporate Debt Securities	Level 3 Financing, Inc.	07/09/2012	$1,161	$1,264	0.43%

Corporate Debt Securities	Realogy Group LLC	07/11/2012	896	1,039	0.36

Loan Assignments	Sorenson Communications, Inc., Tranche C	06/25/2012	370	374	0.13

Loan Assignments	Realogy Group LLC	07/11/2012	339	349	0.12

			$2,766	$3,026	1.04%

DEFINITION (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $68,945, or 23.69% of the portfolio’s net assets.

VALUATION SUMMARY (all amounts in thousands): Э

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$2,454	$—	$—	$2,454
Corporate Debt Securities	—	258,515	¿	258,515
Loan Assignments	—	1,730	—	1,730
Preferred Corporate Debt Security	—	2,085	—	2,085
Preferred Stocks	6,667	—	—	6,667
Repurchase Agreement	—	13,976	—	13,976
Securities Lending Collateral	55,611	—	—	55,611
Warrants	2	—	—	2
Total	$64,734	$276,306	$¿	$341,040

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012 ₪	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012
Corporate Debt Securities	$¿	$—	$—	$—	$—	$—	$—	$—	$¿	–

э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
₪	Total aggregate market value of Level 3 is less than 0.01% of the portfolio’s net assets. Quantitative information about significant unobservable inputs used in the fair value measurement has been excluded as it is less than 1% of the net assets in the aggregate.
¿	Amount is less than 1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust Annual Report 2012

Transamerica AEGON High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $313,077)	$327,064
(including securities loaned of $54,453)
Repurchase agreement, at value (cost: $13,976)	13,976
Cash	1,318
Receivables:
Investment securities sold	3
Shares sold	42
Interest	4,572
Securities lending income (net)	20
Dividends	31
Prepaid expenses	1

	347,027

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	163
Management and advisory fees	154
Distribution and service fees	23
Trustees fees	–	(A)
Transfer agent fees	–	(A)
Administration fees	6
Printing and shareholder reports fees	42
Audit and tax fees	15
Other	11
Collateral for securities on loan	55,611

	56,025

Net assets	$291,002

Net assets consist of:
Capital stock ($.01 par value)	$354
Additional paid-in capital	291,358
Undistributed net investment income	16,398
Accumulated net realized loss from investment securities	(31,095)
Net unrealized appreciation (depreciation) on:
Investment securities	13,987

Net assets	$291,002

Net assets by class:
Initial Class	$180,574
Service Class	110,428
Shares outstanding:
Initial Class	22,044
Service Class	13,322
Net asset value and offering price per share:
Initial Class	$8.19
Service Class	8.29

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income	$433
Interest income	17,926
Securities lending income (net)	291

Total investment income	18,650

Expenses:
Management and advisory	1,624
Distribution and service:
Service Class	215
Printing and shareholder reports	60
Custody	62
Administration	60
Legal	32
Audit and tax	14
Trustees	8
Transfer agent	2
Other	7

Total expenses	2,084

Net investment income	16,566

Net realized gain (loss) on transactions from:
Investment securities	6,700

Net change in unrealized appreciation (depreciation) on:
Investment securities	16,108

Net realized and change in unrealized gain	22,808

Net increase in net assets resulting from operations	$39,374

The notes to the financial statements are an integral part of this report. Transamerica Series Trust Annual Report 2012

Transamerica AEGON High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011

From operations:
Net investment income	$16,566	$15,179
Net realized gain from investment securities	6,700	5,394
Net change in unrealized appreciation (depreciation) on investment securities	16,108	(10,702)
Net increase in net assets resulting

from operations	39,374	9,871

Distributions to shareholders:
From net investment income:
Initial Class	(10,331)	(10,091)
Service Class	(5,041)	(3,943)

Total distributions to shareholders	(15,372)	(14,034)

Capital share transactions:
Proceeds from shares sold:
Initial Class	55,923	61,161
Service Class	71,684	55,505

	127,607	116,666

Dividends and distributions reinvested:
Initial Class	10,331	10,091
Service Class	5,041	3,943

	15,372	14,034

Cost of shares redeemed:
Initial Class	(51,849)	(83,140)
Service Class	(40,384)	(39,873)

	(92,233)	(123,013)

Net increase in net assets from capital shares transactions	50,746	7,687

Net increase in net assets	74,748	3,524

Net assets:
Beginning of year	216,254	212,730

End of year	$291,002	$216,254

Undistributed net investment income	$16,398	$15,180

Share activity:
Shares issued:
Initial Class	7,008	8,085
Service Class	8,904	7,146

	15,912	15,231

Shares issued-reinvested from dividends and distributions:
Initial Class	1,328	1,429
Service Class	640	552

	1,968	1,981

Shares redeemed:
Initial Class	(6,547)	(10,717)
Service Class	(5,037)	(5,099)

	(11,584)	(15,816)

Net increase (decrease) in shares outstanding:
Initial Class	1,789	(1,203)
Service Class	4,507	2,599

	6,296	1,396

The notes to the financial statements are an integral part of this report. Transamerica Series Trust Annual Report 2012

Transamerica AEGON High Yield Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$7.41	$7.67	$7.95	$5.87	$8.74
Investment operations
Net investment income(A)	0.53	0.55	0.59	0.66	0.67
Net realized and unrealized gain (loss)	0.73	(0.21)	0.33	2.04	(2.68)

Total operations	1.26	0.34	0.92	2.70	(2.01)

Distributions
From net investment income	(0.48)	(0.60)	(1.20)	(0.62)	(0.72)
From net realized gains	–	–	–	–	(0.14)

Total distributions	(0.48)	(0.60)	(1.20)	(0.62)	(0.86)

Net asset value
End of year	$8.19	$7.41	$7.67	$7.95	$5.87

Total return(B)	17.37%	4.77%	12.58%	47.05%	(25.20)%

Net assets end of year (000’s)	$180,574	$150,132	$164,509	$187,509	$244,866
Ratio and supplemental data
Expenses to average net assets	0.74%	0.72%	0.73%	0.80%	0.79%
Net investment income to average net assets	6.62%	7.12%	7.50%	9.38%	8.73%
Portfolio turnover rate	68%	88%	140%	85%	59%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$7.50	$7.76	$8.04	$5.94	$8.83
Investment operations
Net investment income(A)	0.51	0.54	0.57	0.64	0.66
Net realized and unrealized gain (loss)	0.75	(0.22)	0.34	2.07	(2.72)

Total operations	1.26	0.32	0.91	2.71	(2.06)

Distributions
From net investment income	(0.47)	(0.58)	(1.19)	(0.61)	(0.69)
From net realized gains	–	–	–	–	(0.14)

Total distributions	(0.47)	(0.58)	(1.19)	(0.61)	(0.83)

Net asset value
End of year	$8.29	$7.50	$7.76	$8.04	$5.94

Total return(B)	17.10%	4.54%	12.31%	46.67%	(25.46)%

Net assets end of year (000’s)	$110,428	$66,122	$48,221	$26,405	$5,617
Ratio and supplemental data
Expenses to average net assets	0.99%	0.97%	0.98%	1.05%	1.04%
Net investment income to average net assets	6.34%	6.89%	7.20%	8.75%	8.26%
Portfolio turnover rate	68%	88%	140%	85%	59%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust Annual Report 2012

Transamerica AEGON High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AEGON High Yield Bond VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other expenses on the Statement of Operations.

Loan participations/assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, becomes a part lender. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse again the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Payment in-kind securities (“PIKs”): PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable in the Statement of Assets and Liabilities.

The PIKs at December 31, 2012 are listed in the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated or restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2012 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities using significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the year. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $750 million	0.64%
Over $750 million	0.60%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

            0.85% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$214,169
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	161,345
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	24

Undistributed (accumulated) net realized gain (loss) from investment securities	(24)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$ 6,590	December 31, 2016

24,496	December 31, 2017

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $6,537.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$15,372

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	14,034

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$16,398

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(31,086)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	13,978

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AEGON High Yield Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AEGON High Yield Bond VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AEGON High Yield Bond VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I:  To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
29,650,034.0198	615,225.0744	1,306,308.6678

Proposal III:  To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
29,525,405.4896	651,115.5779	1,395,046.6945

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
29,589,253.4738	618,126.1534	1,364,188.1348

Proposal III.C — Concentration

Affirmative	Against	Abstain
29,603,610.8552	544,934.4973	1,423,022.4095

Proposal III.D — Diversification

Affirmative	Against	Abstain
29,727,466.4534	497,510.9419	1,346,590.3667

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON High Yield Bond VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Money Market VP

(unaudited)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica AEGON Money Market VP
Initial Class	$1,000.00	$1,000.00	$1.71	$1,023.43	$1.73	0.34%
Service Class	1,000.00	1,000.00	1.71	1,023.43	1.73	0.34

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets

Commercial Paper	61.1%
Repurchase Agreements	20.4
Certificates of Deposit	9.8
Corporate Debt Securities	7.8
Demand Note	2.2
Other Assets and Liabilities - Net	(1.3)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Money Market VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)

COMMERCIAL PAPER ▲ - 61.1%
Capital Markets - 4.8%
Royal Park Investments Funding Corp.
0.40%, 04/02/2013 - 144A	$9,000	$8,991
0.80%, 07/08/2013 - 144A	20,000	19,916
Chemicals - 0.4%
Ecolab, Inc.
0.31%, 01/18/2013 - 144A	2,500	2,500
Commercial Banks - 19.6%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.16%, 01/04/2013	7,000	7,000
Commonwealth Bank of Australia
0.36%, 12/02/2013 *	10,500	10,500
Credit Suisse
0.26%, 03/27/2013	15,000	14,992
DNB Bank ASA
0.27%, 03/22/2013 - 144A	10,200	10,193
Mizuho Funding LLC
0.34%, 03/18/2013 - 144A	7,000	6,995
Societe Generale North America, Inc.
0.30%, 01/03/2013	16,950	16,951
Standard Chartered Bank
0.25%, 02/21/2013 - 03/11/2013 - 144A	12,700	12,694
0.34%, 01/07/2013 - 144A	9,000	8,999
Sumitomo Mitsui Banking Corp.
0.13%, 01/04/2013 - 144A	2,000	2,000
0.36%, 04/12/2013 - 144A	15,000	14,985
Swedbank AB
0.27%, 03/20/2013	5,000	4,997
0.32%, 05/02/2013	9,000	8,990
Consumer Finance - 0.9%
Toyota Motor Credit Corp.
0.15%, 01/04/2013	5,600	5,600
Diversified Financial Services - 32.8%
CAFCO LLC
0.26%, 01/14/2013 - 144A	5,000	5,000
0.29%, 02/01/2013 - 02/08/2013 - 144A	20,000	19,995
Cancara Asset Securitisation LLC
0.22%, 01/04/2013 - 01/07/2013 - 144A	14,800	14,800
Ciesco LLC
0.26%, 01/14/2013 - 144A	7,300	7,299
0.29%, 02/14/2013 - 144A	3,200	3,199
Kells Funding LLC
0.52%, 02/22/2013	10,000	9,992
0.54%, 01/30/2013	15,000	14,994
Mont Blanc Capital Corp.
0.27%, 02/07/2013 - 144A	15,000	14,996
0.28%, 01/22/2013 - 144A	10,100	10,098
Nieuw Amsterdam Receivables Corp.
0.22%, 01/03/2013 - 144A	4,000	4,000
Rabobank USA Financial Corp.
0.49%, 02/01/2013	7,000	6,997
0.51%, 01/25/2013	5,000	4,998
Regency Markets NO. 1 LLC
0.27%, 01/15/2013 - 144A	8,808	8,807
Salisbury Receivables Co. LLC
0.35%, 01/18/2013 - 144A	15,400	15,397
Sheffield Receivables Corp.
0.22%, 01/04/2013 - 144A	6,300	6,300
0.39%, 01/08/2013 - 144A	5,000	5,000

	Principal (000’s)	Value (000’s)

Diversified Financial Services (continued)
Straight-A Funding LLC
0.14%, 01/24/2013	$10,000	$9,999
0.18%, 01/28/2013 - 02/21/2013 - 144A	32,800	32,793
Surrey Funding Corp.
0.20%, 01/07/2013 - 144A	5,000	5,000
Electric Utilities - 0.8%
Pacific Gas & Electric Co.
0.34%, 01/04/2013 - 144A	2,000	2,000
Westar Energy, Inc.
0.40%, 01/17/2013 - 144A	2,750	2,749
Energy Equipment & Services - 0.5%
Spectra Energy Capital LLC
0.42%, 01/22/2013 - 144A	2,750	2,749
Independent Power Producers & Energy Traders - 0.5%
Southern Power Co.
0.35%, 01/22/2013 - 144A	2,750	2,749
Multi-Utilities - 0.5%
MidAmerican Energy Holdings Co.
0.35%, 01/25/2013 - 144A	2,750	2,749
Oil, Gas & Consumable Fuels - 0.3%
Devon Energy Corp.
0.25%, 01/07/2013 - 144A	2,000	2,000

Total Commercial Paper (cost $370,963)		370,963

CERTIFICATES OF DEPOSIT ▲ - 9.8%
Commercial Banks - 9.8%
Barclays Bank PLC
0.96%, 04/02/2013 - 144A	13,500	13,500
Mitsubishi UFJ Trust & Banking Corp.
0.34%, 04/29/2013	20,000	20,000
Skandinaviska Enskilda Banken AB
0.59%, 06/07/2013	15,000	15,000
Svenska Handelsbanken
0.86%, 09/25/2013	10,700	10,735

Total Certificates of Deposit (cost $59,235)		59,235

CORPORATE DEBT SECURITIES - 7.8%
Commercial Banks - 7.8%
Deutsche Bank AG
0.97%, 01/18/2013 *	15,000	15,004
4.88%, 05/20/2013	7,500	7,628
ING Bank NV
1.36%, 03/15/2013 - 144A *	12,850	12,873
2.65%, 01/14/2013 - 144A	12,000	12,009

Total Corporate Debt Securities (cost $47,514)		47,514

DEMAND NOTE - 2.2%
Cash Equivalent - 2.2%
Goldman Sachs Co. Promissory Note
0.52%, 03/21/2013 §	13,500	13,500
Total Demand Note (cost $13,500)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AEGON Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENTS - 20.4%
Barclays 0.18% ▲ , dated 12/26/2012, to be repurchased at $40,001 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 2.60% - 3.00%, due 06/20/2039 - 07/15/2042, and with a total value of $40,800.	$40,000	$40,000
Goldman Sachs 0.25% ▲ , dated 12/31/2012, to be repurchased at $26,400 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 2.57% - 5.00%, due 12/01/2021 - 08/01/2039, and with a total value of $26,928.	26,400	26,400
JPMorgan Securities, Inc. 0.20% ▲ , dated 12/31/2012, to be repurchased at $57,201 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 11/01/2042, and with a value of $57,204	57,200	57,200
State Street Bank & Trust Co. 0.03% ▲ , dated 12/31/2012, to be repurchased at $154 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, and with a value of $158.	154	154

Total Repurchase Agreements (cost $123,754)		123,754

Total Investment Securities (cost $614,966) П		614,966
Other Assets and Liabilities - Net		(7,660)

Net Assets		$607,306

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/31/2012.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
§	Illiquid. Total aggregate market value of illiquid security is $13,500, or 2.92% of the portfolio’s net assets.
П	Aggregate cost for federal income tax purposes is $614,966.

DEFINITION (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $293,335, or 48.30% of the portfolio’s net assets.

VALUATION SUMMARY (all amounts in thousands): Э

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Certificates of Deposit	$—	$59,235	$—	$59,235
Commercial Paper	—	370,963	—	370,963
Corporate Debt Securities	—	47,514	—	47,514
Demand Note	—	13,500	—	13,500
Repurchase Agreements	—	123,754	—	123,754
Total	$—	$614,966	$—	$614,966

Э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AEGON Money Market VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $491,212)	$491,212
Repurchase agreements, at value (cost: $123,754)	123,754
Receivables:
Shares sold	2,562
Interest	274
Prepaid expenses	3

	617,805

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	8,991
Shares redeemed	1,198
Management and advisory fees	210
Distribution and service fees	–	(A)
Trustees fees	1
Transfer agent fees	1
Administration fees	13
Printing and shareholder reports fees	50
Audit and tax fees	12
Other	23

	10,499

Net assets	$607,306

Net assets consist of:
Capital stock ($.01 par value)	$6,073
Additional paid-in capital	601,233
Undistributed net investment income	–	(A)
Accumulated net realized loss from investment securities	(–)	(A)

Net assets	$607,306

Net assets by class:
Initial Class	$281,912
Service Class	325,394
Shares outstanding:
Initial Class	281,912
Service Class	325,393
Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Interest income	$1,893

Expenses:
Management and advisory	2,147
Distribution and service:
Service Class	778
Printing and shareholder reports	98
Custody	88
Administration	143
Legal	26
Audit and tax	12
Trustees	19
Transfer agent	4
Other	21

Total expenses	3,336

Less waiver/reimbursement	(701)
Less class expense reimbursed:
Service Class	(778)

Net expenses	1,857

Net investment income	36

Net increase in net assets resulting from operations	$36

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AEGON Money Market VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

December 31, 2012	December 31, 2011

From operations:
Net investment income	$36	$29

Net increase in net assets resulting from operations	36	29

Distributions to shareholders:
From net investment income:
Initial Class	(15)	(19)
Service Class	(16)	(15)

Total distributions to shareholders	(31)	(34)

Capital share transactions:
Proceeds from shares sold:
Initial Class	92,246	209,146
Service Class	286,604	376,321

378,850	585,467

Dividends and distributions reinvested:
Initial Class	15	19
Service Class	16	15

31	34

Cost of shares redeemed:
Initial Class	(167,170)	(246,113)
Service Class	(301,093)	(283,550)

(468,263)	(529,663)

Net increase (decrease) in net assets from capital shares transactions	(89,382)	55,838

Net increase (decrease) in net assets	(89,377)	55,833

Net assets:
Beginning of year	696,683	640,850

End of year	$607,306	$696,683

Undistributed net investment income	$—	(A)	$(5)

Share activity:
Shares issued:
Initial Class	92,246	209,146
Service Class	286,604	376,320

378,850	585,466

Shares issued-reinvested from dividends and distributions:
Initial Class	15	19
Service Class	16	15

31	34

Shares redeemed:
Initial Class	(167,169)	(246,113)
Service Class	(301,094)	(283,550)

(468,263)	(529,663)

Net increase (decrease) in shares outstanding:
Initial Class	(74,908)	(36,948)
Service Class	(14,474)	92,785

(89,382)	55,837

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012		2011		2010		2009		2008
Net asset value
Beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations
Net investment income(A)	–	(B)	–	(B)	–	(B)	–	(B)	0.02

Total operations	–	(B)	–	(B)	–	(B)	–	(B)	0.02

Distributions
From net investment income	–	(B)	–	(B)	–	(B)	–	(B)	(0.02)

Total distributions	–	(B)	–	(B)	–	(B)	–	(B)	(0.02)

Net asset value
End of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total return(C)	–%	(D)	–%	(D)	–%	(D)	0.13%		2.37%

Net assets end of year (000’s)	$281,912		$356,818		$393,768		$493,531		$806,629
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	(F)	0.21%	(F)	0.23%	,(F)	0.36%	(E),(F)	0.41%
Before reimbursement/fee waiver	0.42%		0.43%		0.40%		0.43%	(E)	0.41%
Net investment income to average net assets	0.01%		–%	(D)	0.01%		0.15%		2.31%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2012		2011		2010		2009		2008
Net asset value
Beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations
Net investment income(A)	–	(B)	–	(B)	–	(B)	–	(B)	0.02

Total operations	–	(B)	–	(B)	–	(B)	–	(B)	0.02

Distributions
From net investment income	–	(B)	–	(B)	–	(B)	–	(B)	(0.02)

Total distributions	–	(B)	–	(B)	–	(B)	–	(B)	(0.02)

Net asset value
End of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total return(C)	–%	(D)	–%	(D)	–%	(D)	0.04%		2.28%

Net assets end of year (000’s)	$325,394		$339,865		$247,082		$250,760		$297,764
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	(F)	0.21%	(F)	0.23%	(F)	0.46%	(E),(F)	0.66%
Before reimbursement/fee waiver	0.67%		0.68%		0.65%		0.68%	(E)	0.66%
Net investment income to average net assets	0.01%		–%	(D)	0.01%		0.04%		1.95%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $(0.01) or $0.01.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Rounds to less than (0.01)% or 0.01%.
(E)	Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.
(F)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the notes to the financial statements for details.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Money Market VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AEGON Money Market VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Restricted and illiquid securities: The Portfolio may invest in unregulated or restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2012 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate.

0.35% of ANA

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.57% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts recaptured by the adviser.

TAM or any of its affiliates waive fees or reimburse expenses of one or more classes of Transamerica AEGON Money Market VP in order to avoid a negative yield. At any point within the succeeding 36 months in which the Transamerica AEGON Money Market VP, or any classes thereof, achieves a positive yield, the expenses previously waived or reimbursed pursuant to this paragraph may be reimbursed to TAM, to the extent that such reimbursement does not cause classes of Transamerica AEGON Money Market VP to experience a negative yield. Waived expenses related to the maintenance of the yield are included in the Statement of Operations, within the class expense reimbursed and waiver/reimbursement. As of the years ended December 31, 2012 and December 31, 2011, the amounts waived were as follows:

Portfolio/Class	2012 Amount Waived ($)	2012 Amount Waived (Basis Points)	2011 Amount Waived ($)	2011 Amount Waived (Basis Points)
Portfolio	$701	12	$1,448	22
Service	778	25	721	25

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, net operating losses, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	¿

Undistributed (accumulated) net realized gain (loss) from investment securities	(¿)

¿ Amount rounds to less than $1

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $4.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$31

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	34

Long-term Capital Gain	–

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$	¿

Undistributed Long-term Capital Gain		–

Capital Loss Carryforwards		–

Post October Short-Term Capital Loss Deferral		–

Post October Long-Term Capital Loss Deferral		–

Late Year Ordinary Loss Deferral		–

Net Unrealized Appreciation (Depreciation)		–

Other Temporary Differences		–

    ¿ Amount rounds to less than $1

NOTE 5. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Money Market VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AEGON Money Market VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AEGON Money Market VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AEGON Money Market VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Money Market VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I:  To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
530,970,177.5076	14,196,242.3507	45,301,831.3817

Proposal III: To approve changes to the fundamental investment policies

            Proposal III.A — Underwriting

Affirmative	Against	Abstain
520,983,741.0615	20,148,983.9779	49,335,526.2006

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON Money Market VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
518,894,937.1052	23,684,922.6744	47,888,391.4604

Proposal III.C — Concentration

		Abstain
Affirmative	Against
522,609,337.6427	18,594,741.3105	49,264,172.2868

Proposal III.D — Diversification

Affirmative	Against	Abstain
529,974,671.4195	15,578,652.3401	44,734,927.4804

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2012 was less volatile than the previous year, but not without its challenges. The U.S. economy, while starting out the new year on what appeared to be an acceleration of growth, ultimately slowed into the summer. Coincidentally, the European slowdown worsened at about the same time, led by a surprisingly strong downturn in southern Europe. Add to this combination the concern over growth in China, and central banks around the world were forced to continue their strong intervention.

One of the biggest surprises of the year was the depth of the slowdown in Europe, led by southern Europe following their introduction of austerity programs in the previous year. This led the European Central Bank (“ECB”) in late August to send a signal to the markets that they “will do whatever it takes” to maintain the Euro. At the same time, U.S. economic growth began to slow leading the U.S. Federal Reserve (“Fed”) to embark on yet another quantitative easing program. This monetary policy intervention led to stabilization within the marketplace, as witnessed by sovereign yields falling dramatically in the countries within southern Europe and keeping an underpinning of support for risk assets within the U.S.

Economic growth in the U.S. remained subpar throughout the year, leading some pundits to suggest another recession was just around the corner. Obviously, there was enough concern on the part of the Fed to step up during late summer and take out an insurance policy against such an event by introducing another round of quantitative easing. In addition, their thinking most likely included concern going into year-end regarding the uncertainty surrounding the “fiscal cliff” and the negative implications of such an event. Uncertainty has been a consistent challenge for policymakers, as low levels of confidence, from both businesses and consumers continues to be a significant obstacle for businesses to hire more people. From a more positive perspective, housing and automobiles continued their turnaround during the year. Housing in particular was a major surprise, seeing prices bottom across most of the U.S. and new housing unit starts surprising consensus expectations to the upside.

Against this backdrop it is not surprising that the Fed, ECB, and other central banks around the world continued their policies of easing. As a result there was a “risk-on” trade within the U.S., as U.S. Treasury rates were essentially unchanged for the year, credit spreads tightened, and the Standard and Poor’s 500® Index was up modestly.

PERFORMANCE

For the year ended December 31, 2012, Transamerica AEGON U.S. Government Securities VP, Initial Class returned 5.06%. By comparison, its benchmark, the Barclays U.S. Government Index, returned 2.02%.

STRATEGY REVIEW

Transamerica AEGON U.S. Government Securities VP outperformed its benchmark significantly during 2012 due to off index exposure to spread product that resulted in excess returns as credit spreads tightened. The portfolio maintained modest exposures to corporate bonds and agency mortgage backed securities that resulted in significant outperformance in the first and third quarters of the year. Strong technicals in short duration spread product played a large role in the outperformance of the portfolio. In addition, the portfolio was well positioned for market expectations and actual realization of additional quantitative easing measures by the Fed. The overweight to agency mortgage positions benefited greatly from the Fed announcement of additional mortgage purchases in September, which was in line with the portfolio’s expectations. The agency mortgage allocation is concentrated in mortgage dollar rolls, agency reverse mortgages, and agency project loans. The corporate bond allocation is focused on the banking, insurance, real estate investment trusts, communication, energy, and transportation sectors. The strong sector and security selection in these asset classes allowed for the portfolio to benefit from an excess carry perspective as well. Additionally, the portfolio maintained a core short duration position throughout the year, which did not result in significant performance different than its benchmark in aggregate as rates were generally flat over the course of the year. At various times during the year, the performance of the portfolio benefited from tactical shifts in the duration profile of the portfolio when rates would fluctuate within established trading ranges. The adjustment of the duration exposure of the portfolio will continue as the market dictates.

The current reflationary policy the Fed has undertaken is keeping rates artificially low. This supports the core short duration position that the portfolio maintains in the current environment.

David Halfpap, CFA

Doug Weih

Co- Portfolio Managers

AEGON USA Investment Management, LLC

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	5.06%	5.85%	4.69%	05/13/1994
Barclays U.S. Government *	2.02%	5.23%	4.66%
Service Class	4.79%	5.59%	4.37%	05/01/2003

NOTES

* The Barclays U.S. Government Index (“Barclays U.S. Government”) is an unmanaged index used as a general measure of market performance. Calculation assumed dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Portfolio shares are not guaranteed by the U.S. government. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica AEGON U.S. Government Securities VP
Initial Class	$1,000.00	$1,022.60	$3.10	$1,022.07	$3.10	0.61%
Service Class	1,000.00	1,021.90	4.37	1,020.81	4.37	0.86

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

U.S. Government Agency Obligations	39.9%
U.S. Government Obligations	34.1
Corporate Debt Securities	16.5
Asset-Backed Securities	15.9
Securities Lending Collateral	5.5
Commercial Paper	3.3
Repurchase Agreement	2.3
Mortgage-Backed Securities	1.0
Municipal Government Obligation	0.5
Preferred Corporate Debt Security	0.3
Other Assets and Liabilities - Net	(19.3)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)

U.S. GOVERNMENT OBLIGATIONS - 34.1%
U.S. Treasury Bond
3.75%, 08/15/2041	$15,485	$18,200
5.00%, 05/15/2037	2,000	2,822
U.S. Treasury Inflation Indexed Bond
0.75%, 02/15/2042	16,380	17,939
2.50%, 01/15/2029	41,863	59,707
U.S. Treasury Note
0.13%, 07/31/2014	20,000	19,966
0.25%, 10/31/2014 - 07/15/2015	45,000	44,970
0.38%, 04/15/2015	4,000	4,007
0.38%, 11/15/2015 ^	15,000	15,014
0.50%, 07/31/2017	55,000	54,669
0.63%, 09/30/2017	10,000	9,982
0.88%, 11/30/2016	26,650	27,027
0.88%, 02/28/2017 ^	20,000	20,263
1.00%, 09/30/2016	9,000	9,172
1.38%, 09/30/2018	37,300	38,343
1.63%, 11/15/2022 ^	6,000	5,934

Total U.S. Government Obligations (cost $333,791)		348,015

U.S. GOVERNMENT AGENCY OBLIGATIONS - 39.9%
Fannie Mae
1.81%, 10/09/2019 ▲ ^	17,575	15,397
1.98%, 06/25/2021	4,169	4,287
3.22%, 02/01/2015	11,448	11,931
3.79%, 07/01/2013	1,252	1,252
4.50%, 03/25/2021	191	192
5.00%, 06/25/2019 - 04/25/2034	3,149	3,304
Fannie Mae, TBA
3.50%	138,000	147,125
Freddie Mac
1.00%, 07/30/2014	10,000	10,120
1.86%, 11/29/2019 ▲	17,967	15,431
2.37%, 05/25/2022	10,000	10,147
4.00%, 08/15/2028 - 02/15/2029	6,669	6,894
4.13%, 09/27/2013	1,000	1,029
5.00%, 07/15/2018 - 11/15/2032	1,556	1,627
6.25%, 07/15/2032	5,000	7,442
Ginnie Mae
3.28%, 02/16/2035	638	642
3.95%, 07/15/2025	7,448	8,118
4.00%, 08/20/2037	4,305	4,521
4.58%, 06/20/2062	10,225	11,780
4.60%, 10/20/2061	9,873	11,266
4.65%, 08/20/2061	21,568	24,605
4.66%, 09/20/2061 - 10/20/2061	17,675	20,174
4.67%, 10/20/2061	17,379	19,889
4.68%, 10/20/2061	13,576	15,526
4.70%, 07/20/2061 - 12/20/2061	16,261	18,600
4.85%, 04/20/2061	5,322	6,070
4.86%, 03/20/2061	10,537	11,965
Overseas Private Investment Corp.
3.74%, 04/15/2015	3,761	3,786
5.14%, 12/15/2023	6,993	8,166
U.S. Small Business Administration
2.25%, 09/10/2022	5,000	5,082

Total U.S. Government Agency Obligations (cost $393,506)		406,368

	Principal (000’s)	Value (000’s)

MORTGAGE-BACKED SECURITIES - 1.0%
American General Mortgage Loan Trust
Series 2009-1, Class A6
5.75%, 09/25/2048 - 144A *	$7,000	$7,199
BCAP LLC Trust
Series 2009-RR6, Class 2A1
2.98%, 08/26/2035 - 144A *	2,021	1,833
Citigroup Mortgage Loan Trust, Inc. 2010-10
Series 2010-10, Class 4A1
4.00%, 01/25/2036 - 144A	1,486	1,507
RREF,LLC
Series 2012-LT1A, Class A
4.75%, 02/15/2025 - 144A	7	7

Total Mortgage-Backed Securities (cost $10,480)		10,546

ASSET-BACKED SECURITIES - 15.9%
Access to Loans for Learning Student Loan Corp.
Series 2012-1, Class A
0.92%, 07/25/2036 *	10,000	10,044
Educational Services of America, Inc.
Series 2012-2, Class A
0.94%, 04/25/2039 - 144A *	8,000	8,000
EFS Volunteer No 3 LLC
Series 2012-1, Class A1
0.81%, 10/25/2021 - 144A *	7,644	7,653
HSBC Home Equity Loan Trust
Series 2006-3, Class A4
0.45%, 03/20/2036 *	5,003	4,720
Series 2007-1, Class A4
0.57%, 03/20/2036 *	2,938	2,676
North Texas Higher Education Authority
Series 2012-1, Class A
1.21%, 12/01/2034 *	9,151	9,140
SLM Student Loan Trust
Series 2005-5, Class A2
0.40%, 10/25/2021 *	9,418	9,413
Series 2005-9, Class A4
0.42%, 01/25/2023 *	7,133	7,135
Series 2012-6, Class A1
0.37%, 02/27/2017 *	45,014	45,027
Series 2012-7, Class A1
0.37%, 02/27/2017 *	48,810	48,792
South Carolina Student Loan Corp.
Series 2010-1, Class A2
1.32%, 07/25/2025 *	10,000	10,087

Total Asset-Backed Securities (cost $161,948)		162,687

MUNICIPAL GOVERNMENT OBLIGATION - 0.5%
Vermont Student Assistance Corp.
Series 2012-1, Class A
0.96%, 07/28/2034 *	5,000	5,002
Total Municipal Government Obligation (cost $5,000)

PREFERRED CORPORATE DEBT SECURITY - 0.3%
Diversified Financial Services - 0.3%
ZFS Finance USA Trust II
6.45%, 12/15/2065 - 144A *	3,100	3,317
Total Preferred Corporate Debt Security (cost $2,759)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

CORPORATE DEBT SECURITIES - 16.5%
Aerospace & Defense - 0.3%
Exelis, Inc.
5.55%, 10/01/2021 ^	$3,000	$3,274
Airlines - 0.4%
AirTran Airways Pass-Through Trust
Series 1999-1
10.41%, 04/01/2017 - 144A	3,882	4,551
Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc.
9.75%, 11/17/2015 ^	BRL5,000	2,601
Building Products - 0.1%
Owens Corning
4.20%, 12/15/2022 ^	$1,500	1,525
Capital Markets - 0.7%
Macquarie Group, Ltd.
6.25%, 01/14/2021 - 144A ^	3,150	3,492
Raymond James Financial, Inc.
8.60%, 08/15/2019	3,000	3,799
Commercial Banks - 0.6%
Barclays Bank PLC
10.18%, 06/12/2021 - 144A ^	2,240	3,049
Rabobank Nederland NV
11.00%, 06/30/2019 - 144A * Ž ^	2,200	2,976
Diversified Financial Services - 7.3%
Carobao Leasing LLC
1.83%, 09/07/2024	4,896	4,973
Ford Motor Credit Co. LLC
4.25%, 09/20/2022 ^	2,035	2,152
Permanent TSB PLC
3.60%, 01/14/2013 - 144A	4,000	4,000
Portmarnock Leasing LLC
1.74%, 10/22/2024	3,000	3,025
Premier Aircraft Leasing EXIM 1, Ltd.
3.55%, 04/10/2022	8,089	8,782
3.58%, 02/06/2022	7,879	8,610
Private Export Funding Corp.
2.45%, 07/15/2024	5,500	5,599
2.80%, 05/15/2022	15,000	16,085
3.05%, 10/15/2014 ^	2,038	2,133
4.55%, 05/15/2015 ^	7,000	7,694
Tagua Leasing LLC
1.90%, 07/12/2024	6,379	6,489
Unison Ground Lease Funding LLC
6.39%, 04/15/2020 - 144A	3,750	4,356
Diversified Telecommunication Services - 0.4%
CenturyLink, Inc.
5.80%, 03/15/2022 ^	4,170	4,408
Energy Equipment & Services - 0.3%
Transocean, Inc.
5.05%, 12/15/2016	3,000	3,340
Gas Utilities - 0.2%
Southern Union Co.
7.60%, 02/01/2024	2,000	2,547
Insurance - 1.6%
Fidelity National Financial, Inc.
5.50%, 09/01/2022 ^	2,750	3,044
Nippon Life Insurance Co.
5.00%, 10/18/2042 - 144A *	3,275	3,459
Pacific Life Insurance Co.
9.25%, 06/15/2039 - 144A	1,000	1,398
Stone Street Trust
5.90%, 12/15/2015 - 144A	5,000	5,474
Swiss RE Solutions Holding Corp.
7.75%, 06/15/2030	1,520	2,021

	Principal (000’s)	Value (000’s)

Media - 0.4%
Clear Channel Worldwide Holdings, Inc.
7.63%, 03/15/2020 ^	$2,825	$2,843
Nara Cable Funding, Ltd.
8.88%, 12/01/2018 - 144A ^	1,550	1,577
Metals & Mining - 0.5%
Anglo American Capital PLC
9.38%, 04/08/2019 - 144A	3,552	4,619
Oil, Gas & Consumable Fuels - 2.1%
Lukoil International Finance BV
6.38%, 11/05/2014 - 144A	3,000	3,240
Petrobras International Finance Co.
5.38%, 01/27/2021 ^	4,000	4,503
Petrohawk Energy Corp.
7.25%, 08/15/2018 ^	3,000	3,387
Petroleos Mexicanos
1.70%, 12/20/2022	9,000	9,069
Real Estate Investment Trusts - 0.4%
Kilroy Realty, LP
5.00%, 11/03/2015 ^	4,000	4,363
Road & Rail - 0.5%
Aviation Capital Group Corp.
7.13%, 10/15/2020 - 144A ^	5,000	5,266
Wireless Telecommunication Services - 0.4%
WCP Wireless Site Funding / WCP Wireless
Site RE Funding / WCP Wireless Site Non
4.14%, 11/15/2015 - 144A	4,303	4,486

Total Corporate Debt Securities (cost $159,287)		168,209

COMMERCIAL PAPER ▲ - 3.3%
Diversified Financial Services - 3.3%
Straight-A Funding LLC
0.19%, 03/01/2013 144A	8,700	8,697
0.18%, 01/08/2013 144A	25,000	24,999

Total Commercial Paper (cost $33,696)		33,696

	Shares	Value (000’s)

SECURITIES LENDING COLLATERAL - 5.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	56,072,030	56,072
Total Securities Lending Collateral (cost $56,072)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 2.3%
State Street Bank & Trust Co. 0.03% ▲ , dated 12/31/2012, to be repurchased at $23,753 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 11/20/2027, and with a value of $24,229.	$23,753	23,753
Total Repurchase Agreement (cost $23,753)

Total Investment Securities (cost $1,180,292) П		1,217,665
Other Assets and Liabilities - Net		(196,623)

Net Assets		$1,021,042

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $54,931.
▲	Rate shown reflects the yield at 12/31/2012.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
Ž	The security has a perpetual maturity. The date shown is the next call date.
П	Aggregate cost for federal income tax purposes is $1,180,307. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $38,371 and $1,013, respectively. Net unrealized appreciation for tax purposes is $37,358.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $115,155, or 11.28% of the portfolio’s net assets.
TBA	To Be Announced

CURRENCY ABBREVIATION:

BRL	Brazilian Real

VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	12/31/2012
Asset-Backed Securities	$—	$162,687	$—	$162,687
Commercial Paper	—	33,696	—	33,696
Corporate Debt Securities	—	168,209	—	168,209
Mortgage-Backed Securities	—	10,546	—	10,546
Municipal Government Obligation	—	5,002	—	5,002
Preferred Corporate Debt Security	—	3,317	—	3,317
Repurchase Agreement	—	23,753	—	23,753
Securities Lending Collateral	56,072	—	—	56,072
U.S. Government Agency Obligations	—	406,368	—	406,368
U.S. Government Obligations	—	348,015	—	348,015
Total	$56,072	$1,161,593	$—	$1,217,665

Э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $1,156,539) (including securities loaned of $54,931)	$1,193,912
Repurchase agreement, at value (cost: $23,753)	23,753
Cash	1,337
Receivables:
Shares sold	2,210
Interest	3,935
Securities lending income (net)	8
Prepaid expenses	4

	1,225,159

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	147,238
Shares redeemed	88
Management and advisory fees	473
Distribution and service fees	128
Trustees fees	1
Transfer agent fees	1
Administration fees	22
Printing and shareholder reports fees	48
Audit and tax fees	13
Other	33
Collateral for securities on loan	56,072

	204,117

Net assets	$1,021,042

Net assets consist of:
Capital stock ($.01 par value)	$763
Additional paid-in capital	951,193
Undistributed net investment income	15,686
Undistributed net realized gain from investment securities and foreign currency transactions	16,027
Net unrealized appreciation (depreciation) on:
Investment securities	37,373
Translation of assets and liabilities denominated in foreign currencies	–	(A)

Net assets	$1,021,042

Net assets by class:
Initial Class	$411,429
Service Class	609,613
Shares outstanding:
Initial Class	31,090
Service Class	45,244
Net asset value and offering price per share:
Initial Class	$13.23
Service Class	13.47

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Interest income	22,544
Securities lending income (net)	164

Total investment income	22,708

Expenses:
Management and advisory	5,254
Distribution and service:
Service Class	1,459
Printing and shareholder reports	111
Custody	119
Administration	224
Legal	52
Audit and tax	13
Trustees	32
Transfer agent	7
Other	26

Total expenses	7,297

Net investment income	15,411

Net realized gain (loss) on transactions from:
Investment securities	16,316
Foreign currency transactions	(14)

16,302

Net change in unrealized appreciation (depreciation) on:
Investment securities	13,278
Translation of assets and liabilities denominated in foreign currencies	1

Net change in unrealized appreciation (depreciation)	13,279

Net realized and change in unrealized gain	29,581

Net increase in net assets resulting from operations	$44,992

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011

From operations:
Net investment income	$15,411	$15,445
Net realized gain from investment securities and foreign currency transactions	16,302	26,393
Net change in unrealized appreciation (depreciation) on investment securities and translation of assets and liabilities denominated in foreign currencies	13,279	3,490

Net increase in net assets resulting from operations	44,992	45,328

Distributions to shareholders:
From net investment income:
Initial Class	(6,737)	(6,028)
Service Class	(9,051)	(11,939)

	(15,788)	(17,967)

From net realized gains:
Initial Class	(9,800)	(3,723)
Service Class	(14,716)	(8,114)

	(24,516)	(11,837)

Total distributions to shareholders	(40,304)	(29,804)

Capital share transactions:
Proceeds from shares sold:
Initial Class	149,750	219,505
Service Class	409,012	514,155

	558,762	733,660

Dividends and distributions reinvested:
Initial Class	16,537	9,751
Service Class	23,767	20,053

	40,304	29,804

Cost of shares redeemed:
Initial Class	(88,134)	(95,212)
Service Class	(458,677)	(317,615)

	(546,811)	(412,827)

Net increase in net assets from capital shares transactions	52,255	350,637

Net increase in net assets	56,943	366,161

Net assets:
Beginning of year	964,099	597,938

End of year	$1,021,042	$964,099

Undistributed net investment income	$15,686	$15,789

Share activity:
Shares issued:
Initial Class	11,189	17,000
Service Class	30,171	38,461

	41,360	55,461

Shares issued-reinvested from dividends and distributions:
Initial Class	1,268	758
Service Class	1,788	1,531

	3,056	2,289

Shares redeemed:
Initial Class	(6,649)	(7,384)
Service Class	(33,997)	(24,138)

	(40,646)	(31,522)

Net increase (decrease) in shares outstanding:
Initial Class	5,808	10,374
Service Class	(2,038)	15,854

	3,770	26,228

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

Financial Highlights

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$13.13	$12.75	$12.89	$12.64	$12.00
Investment operations
Net investment income(A)	0.24	0.32	0.35	0.39	0.44
Net realized and unrealized gain	0.42	0.65	0.22	0.17	0.47

Total operations	0.66	0.97	0.57	0.56	0.91

Distributions
From net investment income	(0.23)	(0.37)	(0.41)	(0.31)	(0.27)
From net realized gains	(0.33)	(0.22)	(0.30)	–	–

Total distributions	(0.56)	(0.59)	(0.71)	(0.31)	(0.27)

Net asset value
End of year	$13.23	$13.13	$12.75	$12.89	$12.64

Total return(B)	5.06%	7.69%	4.40%	4.47%	7.66%

Net assets end of year (000’s)	$411,429	$331,980	$190,139	$202,820	$247,964
Ratio and supplemental data
Expenses to average net assets	0.61%	0.62%	0.61%	0.61%	0.60%
Net investment income to average net assets	1.76%	2.46%	2.69%	3.09%	3.60%
Portfolio turnover rate	86%	184%	110%	157%	200%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$13.37	$12.98	$13.10	$12.86	$12.23
Investment operations
Net investment income(A)	0.20	0.28	0.32	0.37	0.39
Net realized and unrealized gain	0.43	0.66	0.23	0.16	0.51

Total operations	0.63	0.94	0.55	0.53	0.90

Distributions
From net investment income	(0.20)	(0.33)	(0.37)	(0.29)	(0.27)
From net realized gains	(0.33)	(0.22)	(0.30)	–	–

Total distributions	(0.53)	(0.55)	(0.67)	(0.29)	(0.27)

Net asset value
End of year	$13.47	$13.37	$12.98	$13.10	$12.86

Total return(B)	4.79%	7.37%	4.22%	4.20%	7.42%

Net assets end of year (000’s)	$609,613	$632,119	$407,799	$468,117	$620,178
Ratio and supplemental data
Expenses to average net assets	0.86%	0.87%	0.86%	0.86%	0.85%
Net investment income to average net assets	1.52%	2.17%	2.43%	2.84%	3.14%
Portfolio turnover rate	86%	184%	110%	157%	200%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AEGON U.S. Government Securities VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other on the Statement of Operations.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

To be announced (“TBA”) purchase commitments: TBA purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations. Open balances are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio invests in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income in the Statement of Operations with a corresponding adjustment to cost.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2 (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3 (continued)

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2012:

	Market Value	% of Net Assets

Transamerica Asset Allocation-Conservative VP	$47,294	4.63%

Transamerica Asset Allocation-Moderate VP	104,141	10.20

Transamerica Asset Allocation-Moderate Growth VP	62,438	6.12

Transamerica International Moderate Growth VP	39,688	3.89

Total	$253,561	24.84%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.55% of ANA

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.63% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3 (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$270,366
U.S. Government	685,990
Proceeds from maturities and sales of securities:
Long-term	128,151
U.S. Government	692,050

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	274

Undistributed (accumulated) net realized gain (loss) from investment securities	(274)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$25,883

Long-term Capital Gain	14,421

2011 Distributions paid from:

Ordinary Income	27,615

Long-term Capital Gain	2,189

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$29,296

Undistributed Long-term Capital Gain	2,432

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	37,358

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AEGON U.S. Government Securities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AEGON U.S. Government Securities VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AEGON U.S. Government Securities VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I:   To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
71,554,637.8988	662,944.0766	1,443,392.1136

Proposal III:   To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
70,674,721.2140	1,253,936.3531	1,732,316.5219

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
70,578,837.3920	1,299,556.5968	1,782,580.1002

Proposal III.C — Concentration

Affirmative	Against	Abstain
70,594,521.1647	1,376,137.8056	1,690,315.1187

Proposal III.D — Diversification

Affirmative	Against	Abstain
70,692,926.8347	1,295,408.4132	1,672,638.8411

Transamerica Series Trust		Annual Report 2012

Transamerica AEGON U.S. Government Securities VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $14,421 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

(unaudited)

MARKET ENVIRONMENT

Global equities rallied in 2012 as investors gained confidence that challenges to economic growth and market stability would be contained. After a strong start in the first quarter, stocks fell sharply in May, but recovered for the rest of the year as policymaker actions gained credence. During the year, Japanese equities and Australian stocks were particularly strong. Financial stocks were the best performers.

Equity market volatility fell sharply in 2012 and rolling six-month intra-market correlation of global stocks declined by over 40%, meaning that by year end, stocks were trading more individually and investors were refocusing on fundamentals. Government bond yields were at historic lows. Fund flows were skewed toward fixed income and equities seen as less risky, such as high dividend-yielding stocks.

In Europe, progress was made toward reducing the threat of a worst-case outcome for the euro. The European Central Bank’s “Outright Monetary Transactions” program and more support for Greece alleviated fears of a euro breakup. Still, euro area economic growth was poised to stagnate through 2013. In the U.S., house prices started to recover and auto sales rebounded strongly. But high unemployment and political deadlock over the so-called “fiscal cliff” quelled optimism about accelerated U.S. economic growth.

China’s slowdown appears to have bottomed. Housing starts, corporate bond issuance and a steady renminbi should support growth for the nation. Emerging market growth is widely expected to rebound in 2013. In Japan, equities jumped late in the year as the yen weakened amid expectations of a monetary policy shift following the Liberal Democratic Party’s victory in December elections. Despite sluggish growth, the weak yen is seen as good for Japanese exporters and the market.

PERFORMANCE

For the year ended December 31, 2012, Transamerica AllianceBernstein Dynamic Allocation VP, Initial Class returned 6.14%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index, the Morgan Stanley Capital International World Index and the Transamerica AllianceBernstein Dynamic Allocation VP Blended Benchmark, returned 4.22%, 16.54% and 8.60%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index (65%) and the Morgan Stanley Capital International World Index (35%).

STRATEGY REVIEW

The portfolio underperformed its benchmark largely due to its cautious positioning related to the ongoing financial and political stresses emanating from Europe. The portfolio was positioned to be underweight equities at the beginning of the year, given the high volatility in the equity markets, which was largely driven by concerns over whether one or more members of the European Monetary Union would be forced to depart and the potential impact such an event would have on the global financial system. Market volatility subsequently fell following actions taken by the European Central Bank to provide near-term funding to European banks, and the portfolio underperformed as equities rallied.

Risks flared in the middle of the year due to political instability in Greece, soaring bond yields in Spain and Italy, and capital flight from the periphery, notably including Spain. We again moved to protect the portfolio from further downside. However, equities rallied when policymakers in Europe, the U.S., and China took significant action to avert possible catastrophes and stimulate growth.

Following these policy actions, we increased the portfolio’s equity position, as we saw a more balanced outlook for risk and return. We believed equities were attractively priced, and that policy actions by central banks were likely to limit downside risks while also stimulating growth. The overweight helped the portfolio outperform in the fourth quarter of the year.

We use derivatives to affect the asset tilt and make temporary adjustments to the portfolio allocation. The use of these derivatives slightly detracted from performance in 2012.

Daniel Loewy, CFA

Seth Masters

Co-Portfolio Managers

AllianceBernstein L.P.

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	6.14%	(0.43)%	6.47%	05/01/2002
Barclays U.S. Aggregate Bond *	4.22%	5.95%	5.18%
MSCI World *	16.54%	(0.60)%	8.08%
Transamerica AB Dynamic Allocation VP Blended *	8.60%	4.12%	6.52%
Service Class	5.80%	(0.60)%	5.84%	05/01/2003

NOTES

* The Transamerica AllianceBernstein Dynamic Allocation VP Blended Benchmark (“Transamerica AB Dynamic Allocation VP Blended”) is composed of the following benchmarks: The Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) 65%, and Morgan Stanley Capital International World Index (“MSCI World”) 35%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica AllianceBernstein Dynamic Allocation VP
Initial Class	$1,000.00	$1,038.60	$4.61	$1,020.61	$4.57	0.90%
Service Class	1,000.00	1,037.60	5.89	1,019.36	5.84	1.15

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Common Stocks	31.8%
Repurchase Agreement	19.4
U.S. Government Obligations	17.9
U.S. Government Agency Obligations	15.9
Corporate Debt Securities	9.8
Securities Lending Collateral	6.9
Investment Company	1.3
Mortgage-Backed Securities	0.9
Foreign Government Obligations	0.7
Preferred Stocks	0.1
Purchased Options	0.1
Municipal Government Obligation	0.0	(A)

Asset Type (continued)	% of Net Assets

Preferred Corporate Debt Security	0.0	%(A)
Rights	0.0	(A)
Other Assets and Liabilities - Net(B)	(4.8)

Total	100.0%

(A)	Amount rounds to less than 0.1%.
(B)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, and Cash Collateral.

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)

U.S. GOVERNMENT OBLIGATIONS - 17.9%
U.S. Treasury Bond
3.13%, 11/15/2041	$680	$712
3.75%, 08/15/2041	945	1,111
4.38%, 05/15/2040	5,080	6,614
5.38%, 02/15/2031 ^	2,800	3,996
U.S. Treasury Note
0.13%, 09/30/2013	2,305	2,304
0.25%, 11/30/2013 - 12/15/2014	7,175	7,178
0.75%, 08/15/2013	1,530	1,536
0.88%, 11/30/2016	3,352	3,399
1.00%, 07/15/2013 - 09/30/2016	9,192	9,270
1.50%, 08/31/2018	890	921
1.63%, 11/15/2022	1,580	1,563
1.75%, 07/31/2015	5,636	5,843
2.00%, 11/15/2021 - 02/15/2022	3,055	3,162
2.13%, 12/31/2015	3,570	3,756
2.63%, 11/15/2020	1,079	1,184
2.75%, 02/15/2019	1,113	1,232
3.13%, 10/31/2016	3,775	4,149
3.50%, 05/15/2020	1,687	1,958
3.63%, 02/15/2021	1,200	1,409

Total U.S. Government Obligations (cost $58,077)		61,297

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.9%
Fannie Mae
1.25%, 01/30/2017 ^	740	759
3.50%, 11/01/2025 - 03/01/2041	1,874	2,004
4.00%, 03/01/2024 - 02/01/2041	3,620	3,884
4.50%, 04/01/2025 - 08/01/2040	3,444	3,725
5.00%, 01/01/2013 - 08/01/2040	1,999	2,201
5.38%, 06/12/2017	4,680	5,627
5.50%, 12/01/2023 - 12/01/2039	3,198	3,486
6.00%, 03/01/2038 - 02/01/2040	1,901	2,080
6.50%, 11/01/2036 - 11/01/2038	842	941
6.63%, 11/15/2030	414	631
Fannie Mae, TBA
3.00%	745	786
3.50%	740	789
Freddie Mac
0.63%, 12/29/2014 ^	750	755
0.75%, 03/28/2013	2,120	2,123
2.38%, 01/13/2022	745	778
4.00%, 11/01/2025 - 04/01/2042	2,232	2,396
4.50%, 05/01/2023 - 04/01/2041	3,352	3,612
4.75%, 11/17/2015 ^	1,000	1,124
5.00%, 12/01/2038 - 04/01/2040	2,991	3,228
5.50%, 04/01/2038 - 10/01/2038	1,640	1,772
6.00%, 11/01/2037	153	166
6.75%, 03/15/2031	245	377
Freddie Mac, TBA
3.50%	595	633
Ginnie Mae
3.50%, 02/15/2042	1,373	1,493
4.00%, 12/15/2040 - 11/20/2041	1,490	1,638
4.50%, 06/15/2039 - 07/20/2041	3,015	3,318
5.00%, 08/15/2039 - 09/20/2041	1,917	2,109
5.50%, 12/20/2038 - 04/15/2040	1,037	1,139
6.00%, 06/15/2037	209	234

	Principal (000’s)	Value (000’s)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Ginnie Mae, TBA
3.50%	$650	$706

Total U.S. Government Agency Obligations (cost $53,326)		54,514

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
European Investment Bank
2.88%, 09/15/2020	220	238
4.88%, 02/15/2036	285	338
5.13%, 05/30/2017	85	100
Export Development Canada
3.50%, 05/16/2013	155	157
Inter-American Development Bank - Series GMTN
3.88%, 02/14/2020	635	746
International Bank for Reconstruction & Development - Series GMTN
4.75%, 02/15/2035	245	311
Republic of Israel
5.13%, 03/26/2019	310	362

Total Foreign Government Obligations (cost $2,158)		2,252

MORTGAGE-BACKED SECURITIES - 0.9%
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4
5.36%, 04/15/2040 *	185	194
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C1, Class A4
5.01%, 02/15/2038 *	185	199
GS Mortgage Securities Corp. II
Series 2006-GG6, Class A4
5.55%, 04/10/2038 *	780	879
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB15, Class A4
5.81%, 06/12/2043 *	180	205
Series 2006-CB16, Class A4
5.55%, 05/12/2045	180	207
Series 2006-CB17, Class A4
5.43%, 12/12/2043	185	211
Series 2007-C1, Class A4
5.72%, 02/15/2051	130	154
Series 2007-LD11, Class A4
5.81%, 06/15/2049 *	105	122
LB-UBS Commercial Mortgage Trust
Series 2006-C4, Class A4
5.87%, 06/15/2038 *	500	578
Series 2006-C6, Class A4
5.37%, 09/15/2039	334	384

Total Mortgage-Backed Securities (cost $2,998)		3,133

MUNICIPAL GOVERNMENT OBLIGATION - 0.0% ¥
State of California
7.60%, 11/01/2040	115	168
Total Municipal Government Obligation (cost $119)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

PREFERRED CORPORATE DEBT SECURITY - 0.0% ¥
Commercial Banks - 0.0% ¥
Mellon Capital IV
4.00%, 02/04/2013 * Ž ^	$115	$108
Total Preferred Corporate Debt Security (cost $115)

CORPORATE DEBT SECURITIES - 9.8%
Aerospace & Defense - 0.1%
Boeing Co.
6.00%, 03/15/2019	180	225
Goodrich Corp.
3.60%, 02/01/2021	60	65
United Technologies Corp.
4.88%, 05/01/2015	85	93
Air Freight & Logistics - 0.0% ¥
United Parcel Service, Inc.
4.50%, 01/15/2013	50	50
Beverages - 0.3%
Anheuser-Busch Cos., Inc.
4.95%, 01/15/2014	90	94
Anheuser-Busch InBev Worldwide, Inc.
4.38%, 02/15/2021	110	128
5.38%, 01/15/2020	50	61
Bottling Group LLC
6.95%, 03/15/2014	85	91
Coca-Cola Co.
3.30%, 09/01/2021	140	154
4.88%, 03/15/2019	50	60
Diageo Capital PLC
7.38%, 01/15/2014	85	91
PepsiCo, Inc.
3.00%, 08/25/2021	180	191
Biotechnology - 0.1%
Amgen, Inc.
5.70%, 02/01/2019	85	103
5.75%, 03/15/2040	140	170
Capital Markets - 0.6%
Credit Suisse USA, Inc.
5.50%, 08/15/2013	90	93
5.85%, 08/16/2016	95	109
Goldman Sachs Group, Inc.
5.25%, 10/15/2013	58	60
5.35%, 01/15/2016	95	105
6.00%, 06/15/2020	50	59
6.13%, 02/15/2033 ^	95	111
7.50%, 02/15/2019	435	548
Jefferies Group, Inc.
6.88%, 04/15/2021	90	101
8.50%, 07/15/2019	20	24
Morgan Stanley
5.50%, 07/24/2020	200	225
Morgan Stanley - Series MTN
6.63%, 04/01/2018	420	495
Chemicals - 0.2%
Dow Chemical Co.
4.25%, 11/15/2020	80	89
8.55%, 05/15/2019	80	108
E.I. du Pont de Nemours & Co.
4.25%, 04/01/2021 ^	200	229
5.88%, 01/15/2014	14	15
Ecolab, Inc.
5.50%, 12/08/2041	130	155

	Principal (000’s)	Value (000’s)

Chemicals (continued)
Lubrizol Corp.
8.88%, 02/01/2019	$15	$21
Praxair, Inc.
3.55%, 11/07/2042	160	155
Commercial Banks - 0.6%
Barclays Bank PLC
5.14%, 10/14/2020	110	115
BNP Paribas SA
5.00%, 01/15/2021	85	95
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
3.38%, 01/19/2017	150	161
Deutsche Bank AG
6.00%, 09/01/2017	90	108
Deutsche Bank Financial LLC
5.38%, 03/02/2015	50	53
HSBC Bank USA NA
4.63%, 04/01/2014	100	104
4.88%, 08/24/2020	250	279
KFW
4.50%, 07/16/2018	310	367
Oesterreichische Kontrollbank AG
5.00%, 04/25/2017	300	349
PNC Funding Corp.
5.13%, 02/08/2020	105	125
5.63%, 02/01/2017	95	110
U.S. Bancorp
4.20%, 05/15/2014	50	52
UBS AG
5.88%, 07/15/2016 ^	100	112
Wachovia Corp.
5.25%, 08/01/2014	59	63
5.50%, 05/01/2013	90	91
Wells Fargo & Co.
3.68%, 06/15/2016 *	99	107
5.63%, 12/11/2017	85	101
Westpac Banking Corp.
4.88%, 11/19/2019	50	58
Commercial Services & Supplies - 0.1%
Republic Services, Inc.
3.80%, 05/15/2018	115	127
Waste Management, Inc.
7.10%, 08/01/2026	70	93
Communications Equipment - 0.1%
Cisco Systems, Inc.
2.90%, 11/17/2014	62	65
5.90%, 02/15/2039	160	208
Harris Corp.
6.38%, 06/15/2019	70	83
Motorola Solutions, Inc.
7.50%, 05/15/2025	15	19
Computers & Peripherals - 0.0% ¥
Hewlett-Packard Co.
4.30%, 06/01/2021	80	79
Construction Materials - 0.1%
CRH America, Inc.
8.13%, 07/15/2018	165	199
Consumer Finance - 0.2%
American Express Co.
5.50%, 09/12/2016	90	103
8.13%, 05/20/2019	75	102

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

Consumer Finance (continued)
Capital One Financial Corp.
4.75%, 07/15/2021 ^	$80	$92
6.75%, 09/15/2017	85	104
Caterpillar Financial Services Corp.
6.13%, 02/17/2014	59	63
SLM Corp.
5.38%, 05/15/2014	50	52
Diversified Financial Services - 1.2%
Aon Corp.
5.00%, 09/30/2020 ^	75	86
Bank of America Corp.
4.88%, 01/15/2013	95	95
5.63%, 07/01/2020	205	243
7.63%, 06/01/2019	445	569
Bank of America Corp. - Series MTNL
5.65%, 05/01/2018	90	105
Bear Stearns Cos., LLC
5.55%, 01/22/2017	90	101
5.70%, 11/15/2014	175	190
Citigroup, Inc.
5.50%, 04/11/2013	90	91
5.85%, 08/02/2016 ^	100	114
6.50%, 08/19/2013	90	93
8.50%, 05/22/2019	405	545
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/2016	58	68
Ford Motor Credit Co. LLC
3.00%, 06/12/2017	460	473
General Electric Capital Corp.
2.95%, 05/09/2016	120	126
4.80%, 05/01/2013	190	193
5.63%, 09/15/2017 - 05/01/2018	345	408
JPMorgan Chase & Co.
4.40%, 07/22/2020	540	611
4.63%, 05/10/2021	53	60
National Rural Utilities Cooperative Finance Corp.
3.05%, 02/15/2022	155	163
Diversified Telecommunication Services - 0.5%
AT&T, Inc.
4.45%, 05/15/2021	361	416
5.35%, 09/01/2040	95	111
5.80%, 02/15/2019	135	166
Deutsche Telekom International Finance BV
5.88%, 08/20/2013	100	103
6.00%, 07/08/2019 ^	75	91
Telecom Italia Capital SA
5.25%, 10/01/2015	95	101
7.18%, 06/18/2019	60	70
Telefonica Emisiones SAU
5.13%, 04/27/2020	75	79
6.42%, 06/20/2016	75	83
Verizon Communications, Inc.
4.60%, 04/01/2021	220	257
5.25%, 04/15/2013	148	150
Electric Utilities - 0.5%
AEP Texas Central Co.
6.65%, 02/15/2033	85	108
Commonwealth Edison Co.
5.80%, 03/15/2018	50	61
Duke Energy Carolinas LLC
4.25%, 12/15/2041	145	152

	Principal (000’s)	Value (000’s)

Electric Utilities (continued)
Entergy Texas, Inc.
7.13%, 02/01/2019	$100	$126
FirstEnergy Corp. - Series C
7.38%, 11/15/2031	45	58
FirstEnergy Solutions Corp.
6.05%, 08/15/2021	95	109
Florida Power & Light Co.
4.13%, 02/01/2042	115	120
Georgia Power Co. - Series 2008-B
5.40%, 06/01/2018	50	60
NiSource Finance Corp.
6.80%, 01/15/2019	170	209
Oncor Electric Delivery Co., LLC
6.80%, 09/01/2018	100	124
Pacific Gas & Electric Co.
4.80%, 03/01/2014	90	94
PPL Energy Supply LLC
4.60%, 12/15/2021	145	157
Progress Energy, Inc.
4.40%, 01/15/2021 ^	165	184
TECO Finance, Inc.
5.15%, 03/15/2020	75	87
Wisconsin Electric Power Co.
2.95%, 09/15/2021	95	99
Energy Equipment & Services - 0.3%
Enterprise Products Operating LLC
3.20%, 02/01/2016	60	63
5.20%, 09/01/2020 ^	50	60
5.60%, 10/15/2014	30	32
Nabors Industries, Inc.
9.25%, 01/15/2019 ^	115	152
Noble Holding International, Ltd.
4.90%, 08/01/2020	55	62
Spectra Energy Capital LLC
6.20%, 04/15/2018	70	85
TransCanada PipeLines, Ltd.
3.80%, 10/01/2020	130	145
6.50%, 08/15/2018	50	63
Transocean, Inc.
6.80%, 03/15/2038	100	122
Weatherford International, Ltd.
9.63%, 03/01/2019	125	164
Food & Staples Retailing - 0.2%
Ahold Finance USA LLC
6.88%, 05/01/2029	55	70
CVS Caremark Corp.
4.75%, 05/18/2020	90	106
Delhaize Group SA
6.50%, 06/15/2017 ^	100	114
Wal-Mart Stores, Inc.
1.50%, 10/25/2015	105	108
2.88%, 04/01/2015	95	100
4.25%, 04/15/2021	110	127
Food Products - 0.2%
Bunge, Ltd. Finance Corp.
4.10%, 03/15/2016	55	59
5.10%, 07/15/2015	35	38
ConAgra Foods, Inc.
5.88%, 04/15/2014 ^	105	112
Kellogg Co.
3.13%, 05/17/2022	150	156

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

Food Products (continued)
Kraft Foods Group, Inc.
5.38%, 02/10/2020 - 144A	$78	$94
Mondelez International, Inc.
4.13%, 02/09/2016	95	104
5.38%, 02/10/2020	72	87
Health Care Equipment & Supplies - 0.0% ¥
Medtronic, Inc.
4.50%, 03/15/2042	135	153
Health Care Providers & Services - 0.1%
Aetna, Inc.
6.00%, 06/15/2016	15	17
CIGNA Corp.
4.50%, 03/15/2021	75	84
Express Scripts Holding Co.
3.90%, 02/15/2022 - 144A	175	188
Humana, Inc.
6.45%, 06/01/2016	50	57
UnitedHealth Group, Inc.
6.00%, 02/15/2018	30	37
WellPoint, Inc.
7.00%, 02/15/2019	80	100
Hotels, Restaurants & Leisure - 0.1%
Marriott International, Inc. - Series J
5.63%, 02/15/2013	15	15
McDonald’s Corp.
5.00%, 02/01/2019	85	99
Yum! Brands, Inc.
3.88%, 11/01/2020 ^	60	65
Household Products - 0.1%
Kimberly-Clark Corp.
3.88%, 03/01/2021	115	129
Procter & Gamble Co.
4.70%, 02/15/2019	85	100
Independent Power Producers & Energy Traders - 0.1%
Constellation Energy Group, Inc.
5.15%, 12/01/2020	90	103
Exelon Generation Co., LLC
4.00%, 10/01/2020	145	152
Industrial Conglomerates - 0.0% ¥
General Electric Co.
5.25%, 12/06/2017	120	141
Insurance - 0.6%
Allstate Corp.
7.45%, 05/16/2019	60	79
American International Group, Inc.
5.05%, 10/01/2015	100	110
5.60%, 10/18/2016	75	86
6.40%, 12/15/2020	70	87
Berkshire Hathaway Finance Corp.
5.40%, 05/15/2018 ^	205	248
Berkshire Hathaway, Inc.
3.20%, 02/11/2015	95	100
3.75%, 08/15/2021 ^	200	220
Genworth Financial, Inc.
6.52%, 05/22/2018 ^	45	48
Hartford Financial Services Group, Inc.
4.00%, 03/30/2015	25	26
5.50%, 03/30/2020	15	17
6.30%, 03/15/2018	105	125
Lincoln National Corp.
8.75%, 07/01/2019	135	181

	Principal (000’s)	Value (000’s)

Insurance (continued)
Marsh & McLennan Cos., Inc.
4.80%, 07/15/2021	$55	$62
5.75%, 09/15/2015	50	56
MetLife, Inc.
7.72%, 02/15/2019	145	190
Prudential Financial, Inc.
3.00%, 05/12/2016	60	63
5.38%, 06/21/2020 ^	90	105
XLIT, Ltd.
5.75%, 10/01/2021	80	95
IT Services - 0.1%
Computer Sciences Corp.
6.50%, 03/15/2018	75	87
HP Enterprise Services LLC
7.45%, 10/15/2029	75	88
International Business Machines Corp.
4.00%, 06/20/2042	92	97
5.60%, 11/30/2039	5	6
5.70%, 09/14/2017	100	122
Machinery - 0.1%
Caterpillar, Inc.
3.90%, 05/27/2021	55	62
7.38%, 03/01/2097	55	83
Ingersoll-Rand Global Holding Co., Ltd.
6.88%, 08/15/2018	50	61
Media - 0.5%
CBS Corp.
5.75%, 04/15/2020	55	66
Comcast Cable Communications Holdings, Inc.
9.46%, 11/15/2022	225	341
Comcast Corp.
6.50%, 01/15/2017	85	103
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
4.60%, 02/15/2021	90	97
4.75%, 10/01/2014	95	101
NBCUniversal Media LLC
5.15%, 04/30/2020	50	59
News America, Inc.
5.65%, 08/15/2020	85	103
6.55%, 03/15/2033	75	90
8.00%, 10/17/2016	100	123
Reed Elsevier Capital, Inc.
8.63%, 01/15/2019	39	50
Time Warner Cable, Inc.
5.00%, 02/01/2020	145	169
5.85%, 05/01/2017	100	118
Time Warner Entertainment Co., LP
8.38%, 03/15/2023	75	106
Time Warner, Inc.
4.70%, 01/15/2021	115	131
Turner Broadcasting System, Inc.
8.38%, 07/01/2013	85	88
Viacom, Inc.
3.50%, 04/01/2017	60	65
6.25%, 04/30/2016 ^	60	70
Walt Disney Co.
5.50%, 03/15/2019	85	103
WPP Finance 2010
4.75%, 11/21/2021	16	17

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

Metals & Mining - 0.3%
Alcoa, Inc.
5.72%, 02/23/2019	$100	$106
Barrick North America Finance LLC
5.70%, 05/30/2041	150	173
BHP Billiton Finance USA, Ltd.
7.25%, 03/01/2016	90	107
Newmont Mining Corp.
4.88%, 03/15/2042	150	154
Rio Tinto Finance USA PLC
4.13%, 08/21/2042	155	158
Rio Tinto Finance USA, Ltd.
4.13%, 05/20/2021	80	88
6.50%, 07/15/2018	45	56
Teck Resources, Ltd.
6.00%, 08/15/2040	115	130
Multiline Retail - 0.1%
Kohl’s Corp.
6.25%, 12/15/2017	50	60
Macy’s Retail Holdings, Inc.
3.88%, 01/15/2022	150	160
Nordstrom, Inc.
6.25%, 01/15/2018	30	36
Target Corp.
7.00%, 01/15/2038	100	147
Multi-Utilities - 0.1%
Ameren Illinois Co.
9.75%, 11/15/2018	103	143
Consolidated Edison Co., of New York, Inc.
5.30%, 03/01/2035	90	109
Dominion Resources, Inc.
7.50%, 06/30/2066 *	95	105
MidAmerican Energy Holdings Co.
6.13%, 04/01/2036	120	152
Office Electronics - 0.0% ¥
Xerox Corp.
4.50%, 05/15/2021 ^	80	84
5.63%, 12/15/2019	25	28
8.25%, 05/15/2014	30	33
Oil, Gas & Consumable Fuels - 0.8%
Anadarko Petroleum Corp.
5.95%, 09/15/2016	120	138
6.38%, 09/15/2017	59	70
Apache Corp.
5.25%, 04/15/2013	60	61
BP Capital Markets PLC
3.88%, 03/10/2015	95	101
4.50%, 10/01/2020	195	225
Canadian Natural Resources, Ltd.
5.90%, 02/01/2018	120	145
ConocoPhillips Holding Co.
6.95%, 04/15/2029	75	105
Devon Energy Corp.
4.75%, 05/15/2042	140	150
EnCana Corp.
3.90%, 11/15/2021 ^	180	196
Energy Transfer Partners, LP
6.13%, 02/15/2017	100	116
6.70%, 07/01/2018	90	108
Hess Corp.
6.00%, 01/15/2040	50	61
8.13%, 02/15/2019	40	53

	Principal (000’s)	Value (000’s)

Oil, Gas & Consumable Fuels (continued)
Husky Energy, Inc.
7.25%, 12/15/2019	$50	$65
Kinder Morgan Energy Partners, LP
5.30%, 09/15/2020	125	146
5.95%, 02/15/2018	50	60
Marathon Petroleum Corp.
3.50%, 03/01/2016	19	20
5.13%, 03/01/2021	33	39
Noble Energy, Inc.
8.25%, 03/01/2019	75	98
Occidental Petroleum Corp.
2.70%, 02/15/2023	150	153
ONEOK Partners, LP
3.25%, 02/01/2016	60	63
Petro-Canada
6.05%, 05/15/2018	90	109
Plains All American Pipeline, LP / PAA Finance Corp.
8.75%, 05/01/2019	70	95
Shell International Finance BV
1.88%, 03/25/2013	95	95
4.38%, 03/25/2020	55	64
Total Capital International SA
2.70%, 01/25/2023	165	168
Valero Energy Corp.
6.13%, 02/01/2020	90	109
Williams Cos., Inc.
7.88%, 09/01/2021	19	24
Williams Partners, LP
5.25%, 03/15/2020	90	104
Paper & Forest Products - 0.1%
International Paper Co.
7.50%, 08/15/2021	90	118
9.38%, 05/15/2019	85	116
Pharmaceuticals - 0.5%
AbbVie, Inc.
4.40%, 11/06/2042 - 144A	220	233
AstraZeneca PLC
6.45%, 09/15/2037	100	135
GlaxoSmithKline Capital PLC
2.85%, 05/08/2022	220	229
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/2018	50	61
Johnson & Johnson
3.55%, 05/15/2021	200	225
Merck & Co., Inc.
3.60%, 09/15/2042	80	79
4.75%, 03/01/2015	90	98
Novartis Capital Corp.
2.90%, 04/24/2015	95	100
Pfizer, Inc.
5.35%, 03/15/2015	85	94
6.20%, 03/15/2019	100	126
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/2036	115	151
Wyeth LLC
5.50%, 02/15/2016	90	103
Real Estate Investment Trusts - 0.2%
American Tower Corp.
5.05%, 09/01/2020	90	101
HCP, Inc.
6.00%, 01/30/2017	90	103

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

Real Estate Investment Trusts (continued)
HCP, Inc. (continued)
6.70%, 01/30/2018	$25	$30
Health Care REIT, Inc.
4.95%, 01/15/2021	175	192
Simon Property Group, LP
5.75%, 12/01/2015	90	101
Road & Rail - 0.2%
Burlington Northern Santa Fe LLC
4.40%, 03/15/2042	175	183
CSX Corp.
5.50%, 08/01/2013	90	93
Norfolk Southern Corp.
5.26%, 09/17/2014	90	97
Ryder System, Inc.
3.15%, 03/02/2015	20	21
3.50%, 06/01/2017	60	64
Union Pacific Corp.
4.75%, 09/15/2041	140	157
Software - 0.1%
Microsoft Corp.
4.00%, 02/08/2021	200	229
Oracle Corp.
5.25%, 01/15/2016	85	96
Specialty Retail - 0.1%
AutoZone, Inc.
5.50%, 11/15/2015	55	62
Home Depot, Inc.
5.40%, 03/01/2016	85	97
Lowe’s Cos., Inc.
3.80%, 11/15/2021 ^	140	155
Tobacco - 0.2%
Altria Group, Inc.
9.25%, 08/06/2019	180	250
Philip Morris International, Inc.
5.65%, 05/16/2018	50	61
6.38%, 05/16/2038	105	143
Reynolds American, Inc.
6.75%, 06/15/2017	100	121
Wireless Telecommunication Services - 0.1%
Cellco Partnership/Verizon Wireless Capital LLC
5.55%, 02/01/2014	85	89
8.50%, 11/15/2018	50	69
U.S. Cellular Corp.
6.70%, 12/15/2033	10	10
Vodafone Group PLC
4.38%, 03/16/2021	230	267

Total Corporate Debt Securities (cost $31,713)		33,622

	Shares	Value (000’s)
PREFERRED STOCKS - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE, 1.20% ▲	698	57
Volkswagen AG, 1.70% ▲	499	115
Household Products - 0.0% ¥
Henkel AG & Co. KGaA, 1.27% ▲	444	37
Multi-Utilities - 0.0% ¥
RWE AG, 6.85% ▲ ^	1,168	44

Total Preferred Stocks (cost $186)		253

	Shares	Value (000’s)

COMMON STOCKS - 31.8%
Aerospace & Defense - 0.4%
BAE Systems PLC	10,735	$60
Boeing Co.	2,600	196
Bombardier, Inc. - Class B	5,300	20
European Aeronautic Defence and Space Co., NV	1,514	60
General Dynamics Corp.	700	48
Honeywell International, Inc.	2,700	171
Lockheed Martin Corp. ^	700	65
Northrop Grumman Corp.	2,000	135
Precision Castparts Corp.	500	95
Raytheon Co.	2,500	144
Rockwell Collins, Inc. ^	700	41
Rolls-Royce Holdings PLC ‡	6,828	98
Safran SA	548	24
Singapore Technologies Engineering, Ltd.	4,000	13
Textron, Inc. ^	400	10
Thales SA	600	21
United Technologies Corp. ^	3,700	302
Zodiac SA	300	33
Air Freight & Logistics - 0.1%
CH Robinson Worldwide, Inc. ^	600	38
Deutsche Post AG	3,560	78
Expeditors International of Washington, Inc.	900	36
FedEx Corp.	1,300	119
TNT Express NV	2,822	31
United Parcel Service, Inc. - Class B	2,600	192
Yamato Holdings Co., Ltd.	900	14
Airlines - 0.1%
All Nippon Airways Co., Ltd. ^	15,000	32
Cathay Pacific Airways, Ltd. ^	8,000	15
Delta Air Lines, Inc. ‡	3,400	40
Ryanair Holdings PLC ADR	72	2
Singapore Airlines, Ltd.	2,000	18
Southwest Airlines Co.	5,400	55
United Continental Holdings, Inc. ‡ ^	2,000	47
Auto Components - 0.2%
Aisin Seiki Co., Ltd.	500	16
Autoliv, Inc. ^	300	20
BorgWarner, Inc. ‡ ^	500	36
Bridgestone Corp.	2,400	62
Cie Generale des Etablissements Michelin - Class B	701	67
Continental AG	385	45
Delphi Automotive PLC ‡ ^	1,700	65
Denso Corp.	1,800	63
Johnson Controls, Inc.	4,900	151
Magna International, Inc. - Class A ^	1,100	55
NGK Spark Plug Co., Ltd.	1,000	13
NOK Corp. ^	600	9
Nokian Renkaat OYJ	350	14
Sumitomo Rubber Industries, Ltd. ^	900	11
Toyoda Gosei Co., Ltd.	800	16
Toyota Industries Corp.	500	16
Automobiles - 0.6%
Bayerische Motoren Werke AG	1,182	115
Daihatsu Motor Co., Ltd.	1,100	22
Daimler AG	3,303	182
Fiat SpA ‡ ^	2,784	14
Ford Motor Co. ^	12,800	166
Fuji Heavy Industries, Ltd.	2,000	25
General Motors Co. ‡	5,963	172
Harley-Davidson, Inc.	700	34
Honda Motor Co., Ltd.	6,900	256
Isuzu Motors, Ltd.	5,000	30

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Automobiles (continued)
Mazda Motor Corp. ‡ ^	27,000	$55
Mitsubishi Motors Corp. ‡	34,000	35
Nissan Motor Co., Ltd.	10,500	100
Peugeot SA ‡	2,200	16
Renault SA	505	27
Suzuki Motor Corp.	1,300	34
Toyota Motor Corp.	11,700	547
Volkswagen AG	214	46
Yamaha Motor Co., Ltd. ^	1,000	11
Beverages - 0.7%
Anheuser-Busch InBev NV	3,375	294
Asahi Group Holdings, Ltd.	1,400	30
Beam, Inc.	700	43
Brown-Forman Corp. - Class B ^	600	38
Carlsberg AS - Class B	449	44
Coca-Cola Amatil, Ltd.	2,030	29
Coca-Cola Co.	17,200	623
Coca-Cola Enterprises, Inc.	1,300	41
Coca-Cola Hellenic Bottling Co. SA ‡	1,080	25
Diageo PLC	10,637	310
Dr. Pepper Snapple Group, Inc.	1,200	53
Heineken Holding NV	788	43
Heineken NV	712	48
Kirin Holdings Co., Ltd.	3,200	38
Monster Beverage Corp. ‡ ^	1,500	79
PepsiCo, Inc.	6,600	452
Pernod-Ricard SA	783	91
Remy Cointreau SA	200	22
SABMiller PLC	3,436	159
Treasury Wine Estates, Ltd.	5,251	26
Biotechnology - 0.3%
Actelion, Ltd. ‡	700	33
Alexion Pharmaceuticals, Inc. ‡	808	76
Amgen, Inc.	2,833	246
Biogen Idec, Inc. ‡	800	117
Celgene Corp. ‡	1,900	150
CSL, Ltd.	1,863	105
Elan Corp. PLC ‡	2,467	25
Gilead Sciences, Inc. ‡ ^	2,700	198
Grifols SA ‡	894	31
Regeneron Pharmaceuticals, Inc. ‡	400	68
Vertex Pharmaceuticals, Inc. ‡	800	34
Building Products - 0.1%
Asahi Glass Co., Ltd. ^	4,400	32
ASSA Abloy AB	1,169	44
Cie de St-Gobain	1,480	63
Daikin Industries, Ltd.	1,000	34
LIXIL Group Corp.	700	16
TOTO, Ltd. ^	3,000	23
Capital Markets - 0.5%
Aberdeen Asset Management PLC	13,100	79
Ameriprise Financial, Inc.	2,100	132
Bank of New York Mellon Corp.	5,000	129
BlackRock, Inc. - Class A	500	103
Charles Schwab Corp. ^	8,600	123
CI Financial Corp. ^	900	23
Credit Suisse Group AG ‡ ^	5,176	126
Daiwa Securities Group, Inc.	7,000	39
Franklin Resources, Inc.	400	50
Goldman Sachs Group, Inc.	1,700	217
IGM Financial, Inc. ^	1,800	75
Invesco, Ltd.	1,500	39
Julius Baer Group, Ltd. ‡	1,358	48
Macquarie Group, Ltd.	2,672	100

	Shares	Value (000’s)

Capital Markets (continued)
Mediobanca SpA	1,088	$7
Morgan Stanley	3,600	69
Nomura Holdings, Inc. ^	13,200	78
Northern Trust Corp. ^	2,500	125
Partners Group Holding AG	200	46
Ratos AB - Class B	2,800	27
State Street Corp.	1,100	52
T. Rowe Price Group, Inc.	600	39
TD Ameritrade Holding Corp. ^	2,000	34
Chemicals - 1.0%
Agrium, Inc.	400	40
Air Liquide SA	1,290	163
Air Products & Chemicals, Inc.	1,600	134
Air Water, Inc.	2,000	26
Airgas, Inc.	700	64
Akzo Nobel NV	623	41
Arkema SA	220	23
Asahi Kasei Corp.	5,000	30
BASF SE	3,931	373
Celanese Corp. - Class A	800	36
CF Industries Holdings, Inc.	200	41
Dow Chemical Co.	4,300	139
E.I. du Pont de Nemours & Co.	3,400	153
Eastman Chemical Co.	600	41
Ecolab, Inc.	2,100	151
FMC Corp. ^	600	35
Givaudan SA ‡	100	106
Incitec Pivot, Ltd.	7,463	25
Israel Chemicals, Ltd.	1,656	20
Israel Corp., Ltd.	6	4
Johnson Matthey PLC	1,200	47
JSR Corp.	600	11
K+S AG	602	28
Kansai Paint Co., Ltd. ^	1,300	14
Koninklijke DSM NV	1,052	64
Kuraray Co., Ltd.	1,000	13
Lanxess AG	400	35
Linde AG	812	142
LyondellBasell Industries NV - Class A	2,726	156
Mitsubishi Chemical Holdings Corp.	6,000	30
Mitsubishi Gas Chemical Co., Inc.	2,000	12
Mitsui Chemicals, Inc. ^	4,000	10
Monsanto Co.	1,900	180
Mosaic Co.	800	45
Nitto Denko Corp.	700	34
Novozymes A/S	1,430	41
Orica, Ltd.	841	22
Potash Corp. of Saskatchewan, Inc.	3,100	126
PPG Industries, Inc.	400	54
Praxair, Inc. ^	1,100	120
Sherwin-Williams Co.	600	92
Shin-Etsu Chemical Co., Ltd.	1,700	104
Showa Denko KK ^	6,000	9
Sigma-Aldrich Corp. ^	1,000	74
Solvay SA - Class A	297	43
Sumitomo Chemical Co., Ltd.	11,000	35
Syngenta AG	359	145
Taiyo Nippon Sanso Corp.	3,000	17
Teijin, Ltd. ^	4,000	10
Toray Industries, Inc.	5,000	31
UBE Industries, Ltd.	6,000	14
Umicore SA	293	16
Yara International ASA	701	35

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Commercial Banks - 2.6%
Aozora Bank, Ltd. ^	5,000	$15
Australia & New Zealand Banking Group, Ltd.	11,341	299
Banca Monte dei Paschi di Siena SpA ‡ ^	38,174	11
Banco Bilbao Vizcaya Argentaria SA ^	22,763	211
Banco de Sabadell SA ‡	9,700	25
Banco Espirito Santo SA ‡	8,203	10
Banco Popular Espanol SA	3,318	3
Banco Santander SA	41,663	339
Bank Hapoalim BM ‡	1,671	7
Bank Leumi Le-Israel BM ‡	3,697	13
Bank of East Asia, Ltd.	8,000	31
Bank of Kyoto, Ltd. ^	4,000	34
Bank of Montreal ^	2,699	165
Bank of Nova Scotia ^	4,700	272
Bank of Yokohama, Ltd.	3,000	14
Barclays PLC	42,027	183
BB&T Corp. ^	1,700	49
BNP Paribas SA	4,045	230
BOC Hong Kong Holdings, Ltd.	13,500	42
Canadian Imperial Bank of Commerce ^	1,500	121
Chiba Bank, Ltd.	2,000	12
Chugoku Bank, Ltd. ^	1,500	21
CIT Group, Inc. ‡	1,000	39
Commerzbank AG ‡	18,827	36
Commonwealth Bank of Australia ^	6,725	438
Credit Agricole SA ‡	4,225	34
Danske Bank A/S - Class R ‡	2,342	40
DBS Group Holdings, Ltd.	7,000	86
Deutsche Bank AG	3,394	149
DNB ASA	3,574	46
Erste Group Bank AG ‡	734	23
Fifth Third Bancorp	8,200	125
Fukuoka Financial Group, Inc.	3,000	12
Hachijuni Bank, Ltd.	2,000	10
Hang Seng Bank, Ltd.	2,800	43
HSBC Holdings PLC	76,883	816
Intesa Sanpaolo SpA	36,480	63
Iyo Bank, Ltd.	2,000	16
Joyo Bank, Ltd. ^	3,000	14
KBC Groep NV	753	26
KeyCorp	4,700	40
Lloyds TSB Group PLC ‡	178,633	142
M&T Bank Corp.	400	39
Mitsubishi UFJ Financial Group, Inc.	53,900	292
Mizrahi Tefahot Bank, Ltd. ‡	1,574	16
Mizuho Financial Group, Inc.	96,700	177
National Australia Bank, Ltd.	9,497	250
National Bank of Canada ^	400	31
Natixis	7,161	24
Nordea Bank AB	11,099	107
Oversea-Chinese Banking Corp.	11,000	89
PNC Financial Services Group, Inc.	1,900	111
Raiffeisen Bank International AG ^	300	12
Regions Financial Corp.	5,500	39
Resona Holdings, Inc.	8,000	37
Royal Bank of Canada ^	6,100	367
Royal Bank of Scotland Group PLC ‡	12,643	68
Seven Bank, Ltd. ^	5,320	14
Shinsei Bank, Ltd.	10,000	20
Shizuoka Bank, Ltd.	2,000	20
Skandinaviska Enskilda Banken AB - Class A	5,953	51
Societe Generale SA ‡	2,482	94
Standard Chartered PLC	8,658	224
Sumitomo Mitsui Financial Group, Inc.	5,700	207
Sumitomo Mitsui Trust Holdings, Inc.	11,000	39
SunTrust Banks, Inc.	4,600	130

	Shares	Value (000’s)

Commercial Banks (continued)
Suruga Bank, Ltd.	2,000	$25
Svenska Handelsbanken AB - Class A	1,804	65
Swedbank AB - Class A	2,990	59
Toronto-Dominion Bank ^	3,900	328
U.S. Bancorp	6,900	220
UBS AG ‡	13,224	207
UniCredit SpA ‡	14,666	72
Unione di Banche Italiane SCPA	8,200	38
United Overseas Bank, Ltd.	5,000	82
Wells Fargo & Co.	21,400	731
Westpac Banking Corp.	12,953	355
Wing Hang Bank, Ltd.	2,000	21
Commercial Services & Supplies - 0.2%
ADT Corp.	550	26
Aggreko PLC	1,351	39
Brambles, Ltd.	3,848	31
DAI Nippon Printing Co., Ltd.	3,000	24
Edenred	700	22
G4S PLC	15,300	64
Republic Services, Inc. - Class A	1,400	41
Secom Co., Ltd.	800	40
Securitas AB - Class B	2,900	25
Societe BIC SA	200	24
Stericycle, Inc. ‡ ^	600	56
Toppan Printing Co., Ltd.	2,000	12
Tyco International, Ltd.	4,300	125
Waste Management, Inc. ^	3,300	111
Communications Equipment - 0.4%
Cisco Systems, Inc.	22,700	446
F5 Networks, Inc. ‡	500	49
Juniper Networks, Inc. ‡	1,800	35
Motorola Solutions, Inc.	2,213	123
Nokia OYJ ^	16,698	66
QUALCOMM, Inc.	7,300	453
Research In Motion, Ltd. ‡ ^	1,700	20
Telefonaktiebolaget LM Ericsson - Class B	12,776	129
Computers & Peripherals - 0.9%
Apple, Inc.	4,000	2,132
Dell, Inc.	13,200	134
EMC Corp. ‡	7,400	187
Fujitsu, Ltd.	7,000	29
Gemalto NV	200	18
Hewlett-Packard Co. ^	7,200	103
NEC Corp. ‡	7,000	15
NetApp, Inc. ‡	3,400	114
SanDisk Corp. ‡ ^	1,000	44
Seagate Technology PLC ^	1,200	37
Toshiba Corp.	15,000	59
Western Digital Corp.	900	38
Construction & Engineering - 0.1%
ACS Actividades Co.	855	22
Bouygues SA	753	22
Chiyoda Corp.	1,000	14
Ferrovial SA	1,100	16
Fluor Corp. ^	600	35
JGC Corp.	1,300	41
Kajima Corp.	4,900	16
Leighton Holdings, Ltd.	3,687	70
Obayashi Corp.	6,000	34
Shimizu Corp. ^	5,000	19
Skanska AB - Class B	1,157	19
SNC-Lavalin Group, Inc.	1,300	53
Taisei Corp.	5,200	17
Vinci SA	1,596	77
Construction Materials - 0.1%
Boral, Ltd.	2,548	12

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Construction Materials (continued)
CRH PLC	3,021	$62
Fletcher Building, Ltd.	3,130	22
HeidelbergCement AG	650	40
Holcim, Ltd. ‡	832	60
Imerys SA	600	38
James Hardie Industries Plc	4,700	46
Lafarge SA	552	36
Taiheiyo Cement Corp.	8,000	22
Consumer Finance - 0.2%
AEON Credit Service Co., Ltd. ^	1,000	20
American Express Co.	3,800	218
Capital One Financial Corp.	2,500	145
Credit Saison Co., Ltd.	600	15
Discover Financial Services	1,300	50
ORIX Corp. ^	380	43
SLM Corp.	2,600	45
Containers & Packaging - 0.0% ¥
Amcor, Ltd.	3,510	29
Ball Corp. ^	600	27
Toyo Seikan Kaisha, Ltd.	1,600	22
Distributors - 0.0% ¥
Genuine Parts Co. ^	600	39
Jardine Cycle & Carriage, Ltd.	180	7
Li & Fung, Ltd. ^	20,000	36
Diversified Consumer Services - 0.0% ¥
Benesse Holdings, Inc.	300	12
Diversified Financial Services - 0.8%
ASX, Ltd.	1,311	43
Bank of America Corp.	45,600	529
Banque Cantonale Vaudoise	100	53
CaixaBank ^	9,638	34
Citigroup, Inc.	10,611	420
CME Group, Inc. - Class A	1,000	51
Deutsche Boerse AG	586	36
Eurazeo NPV	800	39
Exor SpA	2,135	54
First Pacific Co.	17,000	19
Groupe Bruxelles Lambert SA	429	34
Hong Kong Exchanges and Clearing, Ltd. ^	3,700	64
Industrivarden AB - Class C	1,000	17
ING Groep NV ‡	13,860	132
IntercontinentalExchange, Inc. ‡	300	37
Investment AB Kinnevik - Class B	999	21
Investor AB - Class B	1,891	50
JPMorgan Chase & Co.	16,100	707
Mitsubishi UFJ Lease & Finance Co., Ltd.	300	13
Moody’s Corp.	1,000	50
NYSE Euronext	2,000	63
Pargesa Holding SA	651	45
Pohjola Bank PLC - Class A	618	9
Singapore Exchange, Ltd.	4,000	23
Wendel SA	400	41
Diversified Telecommunication Services - 0.8%
AT&T, Inc.	24,800	837
BCE, Inc. ^	600	26
Belgacom SA ^	842	25
Bell Aliant, Inc. ^	1,150	30
Bezeq Israeli Telecommunication Corp., Ltd.	12,438	14
BT Group PLC - Class A	33,088	126
CenturyLink, Inc.	1,549	61
Deutsche Telekom AG	12,511	142
Elisa OYJ	464	10
France Telecom SA	6,700	74
HKT Trust / HKT, Ltd.	14,000	14
Iliad SA	123	21
Inmarsat PLC	4,216	41
Koninklijke KPN NV	5,389	27

	Shares	Value (000’s)

Diversified Telecommunication Services (continued)
Nippon Telegraph & Telephone Corp.	1,800	$76
PCCW, Ltd.	8,000	4
Portugal Telecom SGPS SA	2,505	12
Singapore Telecommunications, Ltd.	34,000	92
Swisscom AG	129	56
TDC A/S	2,394	17
Telecom Corp., of New Zealand, Ltd.	6,787	13
Telecom Italia SpA	22,323	20
Telecom Italia SpA - RSP	35,922	29
Telefonica SA	17,045	231
Telekom Austria AG	1,367	10
Telenet Group Holding NV	200	9
Telenor ASA	3,562	73
TeliaSonera AB	7,840	53
Telstra Corp., Ltd.	15,830	72
TELUS Corp. ‡ Ә	400	26
TELUS Corp. (Non-Voting Shares) - Class A ^	400	26
Verizon Communications, Inc.	12,000	519
Windstream Corp. ^	8,000	66
Electric Utilities - 0.5%
American Electric Power Co., Inc.	1,200	51
Cheung Kong Infrastructure Holdings, Ltd. ^	6,000	37
Chubu Electric Power Co., Inc.	2,300	31
Chugoku Electric Power Co., Inc. ^	800	13
CLP Holdings, Ltd.	6,500	55
Consolidated Edison, Inc.	1,600	89
Contact Energy, Ltd. ‡	665	3
Duke Energy Corp.	2,296	145
Edison International	900	41
EDP - Energias de Portugal SA	8,920	27
Electricite de France SA	1,016	19
Enel SpA	23,905	99
Entergy Corp.	600	38
Exelon Corp.	3,078	92
FirstEnergy Corp.	1,066	45
Fortis, Inc. ^	1,300	45
Fortum OYJ	1,987	37
Hokkaido Electric Power Co., Inc.	800	10
Hokuriku Electric Power Co. ^	1,400	17
Iberdrola SA	14,045	78
Kansai Electric Power Co., Inc.	2,700	28
Kyushu Electric Power Co., Inc.	3,500	40
NextEra Energy, Inc.	1,700	118
Northeast Utilities	1,061	41
Power Assets Holdings, Ltd.	5,000	43
PPL Corp.	2,900	83
Red Electrica Corp. SA ^	400	20
Shikoku Electric Power Co., Inc. ^	500	8
Southern Co.	3,100	132
SP AusNet	1,005	1
SSE PLC	2,398	56
Terna Rete Elettrica Nazionale SpA	4,393	18
Tohoku Electric Power Co., Inc. ‡	1,300	12
Tokyo Electric Power Co., Inc. ‡ ^	5,300	13
Verbund AG ^	155	4
Electrical Equipment - 0.3%
ABB, Ltd. ‡	7,949	165
Alstom SA	629	25
AMETEK, Inc.	1,050	39
Eaton Corp. PLC	4,094	222
Emerson Electric Co.	2,700	143
Legrand SA	671	28
Mitsubishi Electric Corp.	7,000	60
Nidec Corp. ^	500	29
Prysmian SpA	896	18
Rockwell Automation, Inc. ^	500	42

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Electrical Equipment (continued)
Roper Industries, Inc.	400	$45
Schneider Electric SA	2,182	160
Sumitomo Electric Industries, Ltd.	2,700	31
Electronic Equipment & Instruments - 0.2%
Amphenol Corp. - Class A	600	39
Corning, Inc.	3,700	47
FUJIFILM Holdings Corp.	1,700	34
Hexagon AB - Class B	872	22
Hirose Electric Co., Ltd.	100	12
Hitachi Chemical Co., Ltd. ^	700	11
Hitachi High-Technologies Corp.	500	10
Hitachi, Ltd. ^	19,500	115
Hoya Corp.	1,600	32
Keyence Corp.	200	55
Kyocera Corp.	600	54
Murata Manufacturing Co., Ltd.	700	41
Nippon Electric Glass Co., Ltd. ^	1,500	9
Omron Corp.	600	14
TDK Corp. ^	300	11
TE Connectivity, Ltd.	3,400	126
Energy Equipment & Services - 0.5%
Aker Solutions ASA	1,064	22
AMEC PLC	1,700	28
Baker Hughes, Inc.	3,000	123
Cameron International Corp. ‡	2,500	141
Cie Generale de Geophysique-Veritas ‡	1,038	32
Diamond Offshore Drilling, Inc.	600	41
Ensco PLC - Class A	800	47
FMC Technologies, Inc. ‡ ^	800	34
Fugro NV	354	21
Halliburton Co.	3,900	135
National Oilwell Varco, Inc.	1,800	123
Noble Corp.	1,000	35
Petrofac, Ltd.	2,778	74
Rowan Cos. PLC ‡	300	9
Saipem SpA	1,338	52
Schlumberger, Ltd.	5,639	391
SeaDrill, Ltd.	1,286	47
Subsea 7 SA ^	1,363	33
Technip SA	431	50
Tenaris SA	1,818	38
Transocean, Ltd.	1,113	50
Weatherford International, Ltd. ‡	5,900	66
WorleyParsons, Ltd.	874	22
Food & Staples Retailing - 0.7%
AEON Co., Ltd. ^	2,200	25
Carrefour SA	2,140	55
Casino Guichard Perrachon SA	508	49
Colruyt SA	532	26
Costco Wholesale Corp.	1,600	158
CVS Caremark Corp.	4,700	227
Delhaize Group SA	229	9
Distribuidora Internacional de Alimentacion SA	1,040	7
FamilyMart Co., Ltd.	300	12
George Weston, Ltd.	400	28
J. Sainsbury PLC	9,900	56
Jeronimo Martins SGPS SA	849	16
Kesko OYJ - Class B	221	7
Koninklijke Ahold NV	2,746	37
Kroger Co.	1,600	42
Lawson, Inc.	200	14
Loblaw Cos., Ltd.	2,100	89
Metcash, Ltd. ^	17,745	62
Metro AG	1,800	50
Olam International, Ltd. ^	7,000	9
Seven & I Holdings Co., Ltd.	3,200	90

	Shares	Value (000’s)

Food & Staples Retailing (continued)
Shoppers Drug Mart Corp.	1,100	$47
Sysco Corp. ^	4,300	136
Tesco PLC	29,088	160
Walgreen Co. ^	3,700	137
Wal-Mart Stores, Inc.	7,900	540
Wesfarmers, Ltd.	3,623	140
Whole Foods Market, Inc.	900	82
WM Morrison Supermarkets PLC	23,879	103
Woolworths, Ltd.	4,414	135
Food Products - 0.9%
Ajinomoto Co., Inc.	3,000	40
Archer-Daniels-Midland Co.	4,900	134
Associated British Foods PLC	2,519	64
Bunge, Ltd. ^	600	44
Campbell Soup Co. ^	1,100	38
ConAgra Foods, Inc.	1,500	44
Danone SA	2,489	164
DE Master Blenders 1753 NV ‡	4,100	47
General Mills, Inc.	2,700	109
Golden Agri-Resources, Ltd.	31,000	17
Hershey Co.	600	43
HJ Heinz Co. ^	2,400	138
Hormel Foods Corp. ^	1,700	53
JM Smucker Co. ^	500	43
Kellogg Co. ^	2,200	123
Kerry Group PLC	740	39
Kraft Foods Group, Inc. - Class A	2,033	92
Lindt & Spruengli AG ‡	1	38
Mead Johnson Nutrition Co. - Class A	500	33
MEIJI Holdings Co., Ltd.	300	13
Mondelez International, Inc. - Class A	6,100	155
Nestle SA	13,962	912
Nippon Meat Packers, Inc.	1,000	14
Nisshin Seifun Group, Inc.	2,000	25
Nissin Foods Holdings Co., Ltd.	300	11
Saputo, Inc.	500	25
Tate & Lyle PLC	2,200	27
Toyo Suisan Kaisha, Ltd.	1,000	27
Unilever NV	6,902	265
Unilever PLC	4,638	181
Wilmar International, Ltd. ^	8,000	22
Yakult Honsha Co., Ltd. ^	300	13
Yamazaki Baking Co., Ltd.	2,500	28
Gas Utilities - 0.1%
APA Group	2,800	16
Enagas SA	700	15
EQT Corp.	600	35
Gas Natural SDG SA	2,960	53
Hong Kong & China Gas Co., Ltd.	18,870	52
ONEOK, Inc.	2,500	108
Osaka Gas Co., Ltd.	7,000	25
Snam SpA	8,096	38
Toho Gas Co., Ltd.	3,600	19
Tokyo Gas Co., Ltd.	9,000	41
Health Care Equipment & Supplies - 0.5%
Abbott Laboratories	6,700	438
Baxter International, Inc.	2,000	133
Becton Dickinson and Co. ^	1,700	133
Boston Scientific Corp. ‡	6,000	34
Cie Generale D’optique Essilor International SA	764	77
Coloplast A/S - Class B	750	37
Covidien PLC	2,000	115
CR Bard, Inc.	700	68
Edwards Lifesciences Corp. ‡	400	36
Elekta AB - Class B	1,200	19
Getinge AB - Class B	903	31

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc. ‡ ^	100	$49
Medtronic, Inc.	3,800	156
Olympus Corp. ‡ ^	800	16
Smith & Nephew PLC	4,334	48
Sonova Holding AG ‡	403	45
St. Jude Medical, Inc.	2,100	76
Stryker Corp. ^	2,400	132
Sysmex Corp.	300	14
Terumo Corp.	400	16
Zimmer Holdings, Inc. ^	600	40
Health Care Providers & Services - 0.5%
Aetna, Inc. ^	3,200	148
Alfresa Holdings Corp.	400	16
AmerisourceBergen Corp. - Class A	1,000	43
Cardinal Health, Inc.	2,700	111
Catamaran Corp. ‡	800	38
Celesio AG	1,600	28
CIGNA Corp.	2,800	150
DaVita HealthCare Partners, Inc. ‡	600	66
Express Scripts Holding Co. ‡	2,928	158
Fresenius Medical Care AG & Co., KGaA	568	39
Fresenius SE & Co. KGaA	348	40
HCA Holdings, Inc.	4,039	122
Humana, Inc.	1,300	89
Laboratory Corp. of America Holdings ‡ ^	400	35
McKesson Corp.	600	58
Medipal Holdings Corp.	900	10
Miraca Holdings, Inc.	300	12
Quest Diagnostics, Inc.	1,900	111
Ramsay Health Care, Ltd.	2,022	58
Sonic Healthcare, Ltd.	2,010	28
Suzuken Co., Ltd.	700	20
UnitedHealth Group, Inc.	3,800	206
WellPoint, Inc.	1,600	97
Health Care Technology - 0.0% ¥
Cerner Corp. ‡	500	39
Hotels, Restaurants & Leisure - 0.5%
Accor SA	574	20
Carnival Corp.	3,800	140
Carnival PLC	3,300	128
Chipotle Mexican Grill, Inc. - Class A ‡ ^	136	40
Compass Group PLC	4,824	57
Crown, Ltd.	2,758	31
Echo Entertainment Group, Ltd.	3,197	12
Galaxy Entertainment Group, Ltd. ‡	11,400	46
Genting Singapore PLC ^	36,000	41
Las Vegas Sands Corp.	2,900	134
Marriott International, Inc. - Class A	2,300	86
McDonald’s Corp. ^	4,300	379
McDonald’s Holdings Co., Japan, Ltd. ^	400	11
MGM China Holdings, Ltd.	4,000	7
OPAP SA	505	4
Oriental Land Co., Ltd.	200	24
Sands China, Ltd.	10,000	45
Shangri-La Asia, Ltd.	8,000	16
SJM Holdings, Ltd.	7,000	17
SKYCITY Entertainment Group, Ltd.	3,871	12
Sodexo	250	21
Starbucks Corp.	2,700	145
Starwood Hotels & Resorts Worldwide, Inc.	600	34
Tatts Group, Ltd.	8,000	25
Tim Hortons, Inc.	400	20
Wynn Macau, Ltd. ‡ ^	9,161	25
Wynn Resorts, Ltd. ^	300	34
Yum! Brands, Inc.	1,700	113
Household Durables - 0.1%
Electrolux AB	977	26

	Shares	Value (000’s)

Household Durables (continued)
Garmin, Ltd. ^	800	$33
Husqvarna AB - Class B	2,400	15
Panasonic Corp. ^	8,000	48
Rinnai Corp. ^	200	14
Sekisui Chemical Co., Ltd.	3,000	26
Sekisui House, Ltd.	3,000	33
Sharp Corp. ^	2,400	8
Sony Corp.	3,600	40
Household Products - 0.4%
Church & Dwight Co., Inc. ^	900	48
Clorox Co.	600	44
Colgate-Palmolive Co.	1,700	177
Henkel AG & Co. KGaA	564	39
KAO Corp.	1,900	50
Kimberly-Clark Corp.	1,400	118
Procter & Gamble Co.	11,600	787
Reckitt Benckiser Group PLC	2,437	155
Svenska Cellulosa AB - Class B	2,423	53
Uni-Charm Corp.	300	16
Independent Power Producers & Energy Traders - 0.1%
AES Corp.	3,000	32
Calpine Corp. ‡	6,500	118
Electric Power Development Co., Ltd. ^	500	12
Enel Green Power SpA	17,983	33
Industrial Conglomerates - 0.6%
3M Co.	2,400	223
Danaher Corp.	2,100	117
Fraser and Neave, Ltd.	3,000	24
General Electric Co.	44,800	941
Hutchison Whampoa, Ltd.	8,000	85
Keppel Corp., Ltd.	5,200	47
Koninklijke Philips Electronics NV	3,632	96
NWS Holdings, Ltd.	12,000	20
Orkla ASA	2,487	22
SembCorp Industries, Ltd.	4,000	17
Siemens AG	3,519	386
Smiths Group PLC	3,680	72
Insurance - 1.2%
ACE, Ltd.	1,400	112
Aflac, Inc.	1,200	64
Ageas	901	27
AIA Group, Ltd.	43,600	173
Allianz SE	1,904	265
Allstate Corp.	1,200	48
American International Group, Inc. ‡	4,020	142
AMP, Ltd.	6,833	35
Aon PLC ^	2,300	128
Arch Capital Group, Ltd. ‡ ^	300	13
Assicurazioni Generali SpA	4,281	78
Aviva PLC	10,097	62
Berkshire Hathaway, Inc. - Class B ‡	3,900	351
Chubb Corp. ^	700	53
CNP Assurances	1,601	25
Delta Lloyd NV	307	5
Everest RE Group, Ltd.	100	11
Gjensidige Forsikring ASA	1,640	24
Great-West Lifeco, Inc. ^	2,700	66
Hannover Rueckversicherung AG	1,000	78
Hartford Financial Services Group, Inc.	1,800	40
Insurance Australia Group, Ltd.	7,001	34
Intact Financial Corp.	700	46
Legal & General Group PLC	25,762	62
Lincoln National Corp.	400	10
Loews Corp.	2,700	110
Manulife Financial Corp.	6,500	88
Mapfre SA ^	14,080	43
Marsh & McLennan Cos., Inc.	3,900	134

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Insurance (continued)
MetLife, Inc.	2,500	$82
MS&AD Insurance Group Holdings	2,100	42
Muenchener Rueckversicherungs AG	631	114
NKSJ Holdings, Inc. ^	1,700	36
Old Mutual PLC	21,089	62
PartnerRe, Ltd. ^	300	24
Power Corp. of Canada ^	2,000	51
Power Financial Corp. ^	1,100	30
Principal Financial Group, Inc. ^	1,400	40
Progressive Corp.	5,200	110
Prudential Financial, Inc.	2,000	107
Prudential PLC	9,209	131
QBE Insurance Group, Ltd.	5,037	58
RenaissanceRe Holdings, Ltd.	200	16
RSA Insurance Group PLC	67,400	139
Sampo OYJ - Class A	1,811	59
SCOR SE	874	24
Sony Financial Holdings, Inc.	808	15
Standard Life PLC	17,652	96
Sun Life Financial, Inc.	2,500	66
Suncorp Group, Ltd.	3,051	33
Swiss Re AG ‡	1,463	106
T&D Holdings, Inc.	2,450	30
Tokio Marine Holdings, Inc.	3,100	86
Travelers Cos., Inc.	1,600	115
Tryg A/S	292	22
Vienna Insurance Group AG	130	7
Willis Group Holdings PLC ^	1,000	34
XL Group PLC - Class A	2,500	63
Zurich Insurance Group AG ‡	509	136
Internet & Catalog Retail - 0.2%
Amazon.com, Inc. ‡	1,500	377
Liberty Interactive Corp. ‡	2,000	39
priceline.com, Inc. ‡	200	124
Rakuten, Inc. ^	3,073	24
Internet Software & Services - 0.4%
DeNA Co., Ltd. ^	410	13
eBay, Inc. ‡	4,200	215
Facebook, Inc. - Class A ‡	6,000	160
Google, Inc. - Class A ‡	1,100	781
Gree, Inc. ^	1,700	26
LinkedIn Corp. - Class A ‡ ^	500	57
Yahoo! Inc. ‡	8,600	171
Yahoo! Japan Corp. ^	41	13
IT Services - 0.6%
Accenture PLC - Class A	2,300	153
Amadeus IT Holding SA - Class A	1,507	38
AtoS	313	22
Automatic Data Processing, Inc.	2,100	120
Capital Gemini SA	492	22
CGI Group, Inc. - Class A ‡	1,300	30
Cognizant Technology Solutions Corp. - Class A ‡	700	52
Computershare, Ltd.	1,070	10
Fidelity National Information Services, Inc.	1,100	38
Fiserv, Inc. ‡	500	40
International Business Machines Corp.	4,600	880
Itochu Techno-Solutions Corp.	400	16
Mastercard, Inc. - Class A	400	197
Nomura Research Institute, Ltd. ^	1,500	31
NTT Data Corp.	4	13
Paychex, Inc.	1,200	37
Teradata Corp. ‡	1,500	93
Visa, Inc. - Class A ^	2,200	333
Western Union Co.	2,100	29
Leisure Equipment & Products - 0.0% ¥
Mattel, Inc. ^	1,100	41

	Shares	Value (000’s)

Leisure Equipment & Products (continued)
Namco Bandai Holdings, Inc.	1,400	$18
Nikon Corp. ^	1,200	35
Sankyo Co., Ltd.	300	12
Sega Sammy Holdings, Inc.	600	10
Shimano, Inc.	200	13
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc. ^	2,800	115
QIAGEN NV ‡	1,900	35
Thermo Fisher Scientific, Inc.	900	57
Machinery - 0.7%
Alfa Laval AB	1,076	22
Amada Co., Ltd.	3,000	20
Andritz AG	300	19
Atlas Copco AB - Class A	2,427	67
Atlas Copco AB - Class B	1,598	39
Caterpillar, Inc.	2,300	207
Cummins, Inc.	400	43
Deere & Co. ^	1,600	139
Dover Corp.	1,300	85
FANUC Corp.	800	150
Fiat Industrial SpA	3,146	34
GEA Group AG	1,022	33
Hino Motors, Ltd.	2,000	18
Hitachi Construction Machinery Co., Ltd.	2,000	42
IHI Corp.	5,000	13
Illinois Tool Works, Inc. ^	1,800	109
Ingersoll-Rand PLC	2,700	130
Joy Global, Inc.	500	32
JTEKT Corp.	1,200	11
Kawasaki Heavy Industries, Ltd.	15,000	41
Komatsu, Ltd.	4,000	103
Kone OYJ - Class B	744	55
Kubota Corp.	5,000	57
Kurita Water Industries, Ltd. ^	500	11
Makita Corp.	300	14
MAN SE	321	34
Metso OYJ	455	19
Mitsubishi Heavy Industries, Ltd.	11,000	53
Nabtesco Corp. ^	600	13
NGK Insulators, Ltd.	1,400	17
NSK, Ltd.	2,000	14
PACCAR, Inc.	2,800	128
Parker Hannifin Corp.	1,400	119
Pentair, Ltd.	263	13
Sandvik AB	3,623	58
Scania AB - Class B	970	20
Schindler Holding AG	200	28
SembCorp Marine, Ltd. ^	4,000	15
SKF AB - Class B	2,461	62
SMC Corp.	200	36
Stanley Black & Decker, Inc. ^	1,700	126
Sumitomo Heavy Industries, Ltd.	4,000	19
THK Co., Ltd.	1,000	18
Vallourec SA	994	52
Volvo AB - Class B	7,096	98
Wartsila OYJ Abp	587	26
Weir Group PLC	2,900	90
Yangzijiang Shipbuilding Holdings, Ltd. ^	11,000	9
Marine - 0.0% ¥
A.P. Moller - Maersk A/S - Class A	1	7
A.P. Moller - Maersk A/S - Class B	3	23
Keuhne & Nagel International AG	443	53
Mitsui O.S.K. Lines, Ltd.	3,000	9
Nippon Yusen KK	11,000	26
Orient Overseas International, Ltd.	3,000	20
Media - 0.9%
Axel Springer AG	700	30

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Media (continued)
British Sky Broadcasting Group PLC	4,495	$57
CBS Corp. - Class B	1,500	57
Comcast Corp. - Class A	8,900	334
Comcast Corp. - Class A ^	1,500	54
Dentsu, Inc.	1,300	35
DIRECTV ‡	2,500	125
Discovery Communications, Inc. ‡ ^	2,000	127
DISH Network Corp. - Class A	3,200	116
Eutelsat Communications SA	578	19
JCDecaux SA	1,315	31
Jupiter Telecommunications Co., Ltd. ^	12	15
Kabel Deutschland Holding AG	800	60
Lagardere SCA	1,800	61
Liberty Global, Inc. ‡	2,200	139
Liberty Media Corp. - Liberty Capital ‡ ^	600	70
McGraw-Hill Cos., Inc.	2,300	126
News Corp. - Class A	6,100	156
News Corp. - Class B ^	1,900	50
Omnicom Group, Inc. ^	2,300	115
Pearson PLC	2,730	53
Publicis Groupe SA	701	42
Reed Elsevier NV	3,606	53
Reed Elsevier PLC	6,093	64
Scripps Networks Interactive, Inc. - Class A	900	52
SES SA	872	25
Shaw Communications, Inc. - Class B ^	2,200	51
Singapore Press Holdings, Ltd. ^	7,000	23
Sirius XM Radio, Inc. ^	7,574	22
Thomson Reuters Corp. ^	900	26
Time Warner Cable, Inc. ^	1,300	126
Time Warner, Inc.	3,500	167
Toho Co., Ltd.	1,100	19
Viacom, Inc. - Class B	1,200	63
Vivendi SA	5,666	128
Walt Disney Co.	7,200	359
Wolters Kluwer NV	700	14
WPP PLC	3,710	54
Metals & Mining - 1.1%
Agnico-Eagle Mines, Ltd.	600	31
Alcoa, Inc. ^	12,400	108
Anglo American PLC	4,851	153
Antofagasta PLC	2,715	59
ArcelorMittal	4,057	71
Barrick Gold Corp. ^	4,200	147
BHP Billiton PLC	7,679	271
BHP Billiton, Ltd.	13,601	532
Boliden AB	1,192	23
Cliffs Natural Resources, Inc. ^	600	23
Daido Steel Co., Ltd.	1,900	10
Eldorado Gold Corp.	5,200	67
Eurasian Natural Resources Corp., PLC	6,800	32
First Quantum Minerals, Ltd.	3,300	73
Fortescue Metals Group, Ltd. ^	11,892	59
Franco-Nevada Corp.	500	29
Freeport-McMoRan Copper & Gold, Inc.	3,400	116
Fresnillo PLC	4,101	126
Glencore International PLC ^	13,020	75
Goldcorp, Inc.	2,900	107
Hitachi Metals, Ltd.	1,400	12
IAMGOLD Corp. ^	2,200	25
Iluka Resources, Ltd. ^	5,315	51
Inmet Mining Corp.	400	30
JFE Holdings, Inc.	2,100	40
Kinross Gold Corp.	2,733	27
Kobe Steel, Ltd. ‡ ^	9,000	11
Mitsubishi Materials Corp.	4,000	14
New Gold, Inc. ‡	2,650	29

	Shares	Value (000’s)

Metals & Mining (continued)
Newcrest Mining, Ltd.	3,252	$76
Newmont Mining Corp.	2,100	98
Nippon Steel & Sumitomo Metal Corp.	31,000	76
Norsk Hydro ASA	3,792	19
Nucor Corp. ^	1,000	43
Osisko Mining Corp. ‡	5,000	40
Randgold Resources, Ltd.	700	69
Rio Tinto PLC	4,842	282
Rio Tinto, Ltd.	1,626	114
Silver Wheaton Corp.	1,500	54
Sumitomo Metal Mining Co., Ltd.	2,000	28
Teck Resources, Ltd. - Class B	2,100	76
ThyssenKrupp AG	1,549	37
Turquoise Hill Resources, Ltd. ‡ ^	6,045	46
Voestalpine AG	563	21
Xstrata PLC	8,945	156
Yamana Gold, Inc.	3,200	55
Multiline Retail - 0.2%
Canadian Tire Corp., Ltd. - Class A	800	56
Dollar General Corp. ‡ ^	2,500	110
Dollar Tree, Inc. ‡	800	32
Family Dollar Stores, Inc. ^	700	44
Isetan Mitsukoshi Holdings, Ltd.	1,200	12
Kohl’s Corp. ^	800	34
Macy’s, Inc. ^	3,200	125
Marks & Spencer Group PLC	13,300	84
Next PLC	1,400	85
Nordstrom, Inc. ^	700	37
PPR SA	240	45
Target Corp.	2,300	137
Multi-Utilities - 0.4%
AGL Energy, Ltd.	3,330	54
Ameren Corp.	1,100	34
Canadian Utilities, Ltd. ^	300	22
CenterPoint Energy, Inc.	1,900	37
Centrica PLC	21,915	120
CMS Energy Corp. ^	3,100	76
Dominion Resources, Inc.	2,400	123
DTE Energy Co.	700	42
E.ON SE	6,554	123
GDF Suez	5,410	111
National Grid PLC	12,893	147
NiSource, Inc.	3,000	75
PG&E Corp.	3,100	124
Public Service Enterprise Group, Inc.	1,200	37
RWE AG	1,736	72
SCANA Corp. ^	1,500	68
Sempra Energy	600	43
Suez Environnement Co.	1,600	19
United Utilities Group PLC	8,508	94
Veolia Environnement SA	1,382	17
Wisconsin Energy Corp.	1,300	48
Xcel Energy, Inc.	1,400	37
Office Electronics - 0.1%
Brother Industries, Ltd.	2,200	24
Canon, Inc. ^	4,800	185
Konica Minolta Holdings, Inc.	1,500	11
Ricoh Co., Ltd. ^	2,000	21
Xerox Corp. ^	4,800	33
Oil, Gas & Consumable Fuels - 2.8%
Anadarko Petroleum Corp.	1,800	134
Apache Corp.	1,400	110
ARC Resources, Ltd. ^	1,000	25
Athabasca Oil Corp. ‡	1,900	20
Baytex Energy Corp. ^	900	39
BG Group PLC	14,369	240
BP PLC	80,568	559

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Oil, Gas & Consumable Fuels (continued)
Cameco Corp.	2,400	$47
Canadian Natural Resources, Ltd.	4,000	115
Canadian Oil Sands, Ltd.	1,200	24
Cenovus Energy, Inc. ^	2,700	90
Chesapeake Energy Corp. ^	7,000	116
Chevron Corp.	8,300	897
Cobalt International Energy, Inc. ‡	2,300	56
Concho Resources, Inc. ‡ ^	401	32
ConocoPhillips	4,400	255
CONSOL Energy, Inc. ^	1,100	35
Continental Resources, Inc. ‡ ^	1,482	109
Crescent Point Energy Corp. ^	1,300	49
Denbury Resources, Inc. ‡ ^	500	8
Devon Energy Corp. ^	900	47
Enbridge, Inc. ^	2,700	117
EnCana Corp. ^	3,100	61
ENI SpA	10,808	265
EOG Resources, Inc.	1,100	133
Exxon Mobil Corp.	19,815	1,714
Galp Energia SGPS SA - Class B	1,035	16
Hess Corp.	2,600	138
Husky Energy, Inc. ^	2,700	80
Idemitsu Kosan Co., Ltd.	100	9
Imperial Oil, Ltd.	1,300	56
INPEX Corp.	8	43
Japan Petroleum Exploration Co.	300	11
JX Holdings, Inc.	8,000	45
Kinder Morgan Management LLC ^	724	55
Kinder Morgan, Inc.	3,325	117
Lundin Petroleum AB ‡	1,096	25
Marathon Oil Corp.	1,600	49
Marathon Petroleum Corp.	1,000	63
MEG Energy Corp. ‡	1,600	49
Murphy Oil Corp. ^	700	42
Neste Oil OYJ ^	697	9
Nexen, Inc.	1,300	35
Noble Energy, Inc.	1,300	132
Occidental Petroleum Corp.	2,900	222
OMV AG	597	22
Origin Energy, Ltd.	2,554	31
Pacific Rubiales Energy Corp. ^	2,500	58
Peabody Energy Corp.	1,200	32
Pembina Pipeline Corp. ^	1,000	29
Penn West Petroleum, Ltd. ^	4,300	47
Phillips 66 ^	2,500	133
Pioneer Natural Resources Co. ^	1,200	128
Range Resources Corp. ^	600	38
Repsol SA	3,228	66
Royal Dutch Shell PLC - Class A	15,681	544
Royal Dutch Shell PLC - Class B	11,229	401
Santos, Ltd.	6,203	73
Showa Shell Sekiyu KK	200	1
Southwestern Energy Co. ‡ ^	1,200	40
Spectra Energy Corp.	4,600	126
Statoil ASA	4,735	119
Suncor Energy, Inc.	6,600	217
Talisman Energy, Inc.	4,400	50
TonenGeneral Sekiyu KK ^	3,000	26
Total SA	8,976	467
Tourmaline Oil Corp. ‡ ^	824	26
TransCanada Corp. ^	2,600	123
Tullow Oil PLC	2,114	44
Valero Energy Corp.	1,600	55
Vermilion Energy, Inc. ^	500	26
Whitehaven Coal, Ltd. ^	10,100	38
Williams Cos., Inc.	1,500	49
Woodside Petroleum, Ltd.	2,350	84

	Shares	Value (000’s)

Paper & Forest Products - 0.1%
International Paper Co. ^	3,700	$148
OJI Holdings Corp. ^	3,000	10
Sino-Forest Corp. - Class A ‡ Ә ^	600	1
Stora Enso OYJ - Class R	2,963	21
UPM-Kymmene OYJ	1,888	22
Personal Products - 0.1%
Beiersdorf AG	486	40
Estee Lauder Cos., Inc. - Class A	1,900	114
L’Oreal SA	986	136
Shiseido Co., Ltd. ^	900	13
Pharmaceuticals - 2.0%
Allergan, Inc.	1,100	101
Astellas Pharma, Inc.	1,900	85
AstraZeneca PLC	4,630	219
Bayer AG	3,529	337
Bristol-Myers Squibb Co. ^	6,100	199
Chugai Pharmaceutical Co., Ltd.	700	13
Daiichi Sankyo Co., Ltd.	2,400	37
Dainippon Sumitomo Pharma Co., Ltd. ^	2,000	24
Eisai Co., Ltd.	900	38
Eli Lilly & Co.	3,800	187
Forest Laboratories, Inc. ‡	1,100	39
GlaxoSmithKline PLC	21,269	463
Hisamitsu Pharmaceutical Co., Inc.	300	15
Hospira, Inc. ‡	200	6
Johnson & Johnson	11,594	813
Kyowa Hakko Kirin Co., Ltd. ^	1,300	13
Merck & Co., Inc.	12,900	528
Merck KGaA	321	42
Mitsubishi Tanabe Pharma Corp.	1,000	13
Mylan, Inc. ‡	1,800	49
Novartis AG	9,728	615
Novo Nordisk A/S - Class B	1,726	281
Ono Pharmaceutical Co., Ltd.	200	10
Orion OYJ - Class B	552	16
Otsuka Holdings Co., Ltd.	1,300	37
Perrigo Co. ^	400	42
Pfizer, Inc.	31,700	795
Roche Holding AG	2,925	591
Sanofi	5,064	480
Santen Pharmaceutical Co., Ltd.	500	19
Shionogi & Co., Ltd.	1,000	17
Shire PLC	2,902	89
Taisho Pharmaceutical Holdings Co., Ltd.	201	14
Takeda Pharmaceutical Co., Ltd.	3,300	147
Teva Pharmaceutical Industries, Ltd.	3,998	149
UCB SA	405	23
Valeant Pharmaceuticals International, Inc. ‡	1,200	72
Watson Pharmaceuticals, Inc. ‡	1,300	112
Professional Services - 0.1%
Adecco SA ‡	1,094	58
Bureau Veritas SA	196	22
Capita PLC	4,652	57
Experian Group, Ltd.	3,140	51
Intertek Group PLC	1,100	56
Nielsen Holdings NV ‡	1,290	39
SGS SA	16	36
Verisk Analytics, Inc. - Class A ‡	800	41
Real Estate Investment Trusts - 0.8%
American Capital Agency Corp. ^	1,500	43
American Tower Corp. - Class A	1,400	108
Annaly Capital Management, Inc. ^	7,800	110
Ascendas Real Estate Investment Trust ^	8,000	16
AvalonBay Communities, Inc.	300	41
Boston Properties, Inc.	1,200	127
British Land Co., PLC	8,400	78

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Real Estate Investment Trusts (continued)
CapitaCommercial Trust ^	11,000	$15
CapitaMall Trust ^	7,000	12
CFS Retail Property Trust Group	15,200	30
Corio NV ^	504	23
Dexus Property Group	59,000	63
Digital Realty Trust, Inc. ^	500	34
Equity Residential	2,300	130
Federal Realty Investment Trust ^	500	52
Fonciere Des Regions	400	34
Gecina SA	205	23
General Growth Properties, Inc.	6,114	121
Goodman Group	6,635	30
GPT Group	7,080	27
HCP, Inc.	3,100	140
Health Care REIT, Inc.	700	43
Host Hotels & Resorts, Inc. ^	7,000	110
ICADE	493	44
Japan Real Estate Investment Corp.	3	30
Japan Retail Fund Investment Corp. ^	8	15
Kimco Realty Corp. ^	1,900	37
Klepierre	583	23
Land Securities Group PLC	4,245	57
Link Real Estate Investment Trust	8,000	40
Macerich Co. ^	600	35
Mirvac Group	20,200	31
Nippon Building Fund, Inc. ^	2	21
ProLogis, Inc.	3,456	126
Public Storage	1,000	145
RioCan Real Estate Investment Trust	800	22
Simon Property Group, Inc.	1,100	174
SL Green Realty Corp. ^	700	54
Stockland	15,671	58
Unibail-Rodamco SE	369	89
Ventas, Inc.	2,200	142
Vornado Realty Trust	1,300	104
Westfield Group	7,948	88
Westfield Retail Trust	9,225	29
Weyerhaeuser Co.	1,800	50
Real Estate Management & Development - 0.3%
AEON Mall Co., Ltd.	600	15
Brookfield Asset Management, Inc. - Class A	2,000	73
Brookfield Office Properties, Inc.	1,200	20
CapitaLand, Ltd. ^	11,000	34
CapitaMalls Asia, Ltd. ^	10,000	16
Cheung Kong Holdings, Ltd.	6,000	94
City Developments, Ltd.	1,362	15
Daito Trust Construction Co., Ltd.	200	19
Daiwa House Industry Co., Ltd.	2,000	34
Global Logistic Properties, Ltd. - Class L	5,000	12
Hang Lung Properties, Ltd.	13,000	52
Henderson Land Development Co., Ltd.	4,000	29
Hulic Co., Ltd. ^	3,500	24
Hysan Development Co., Ltd.	4,389	21
IMMOFINANZ AG ‡	3,896	16
Keppel Land, Ltd. ^	8,000	27
Kerry Properties, Ltd.	3,000	16
Mitsubishi Estate Co., Ltd.	5,200	125
Mitsui Fudosan Co., Ltd.	3,200	78
New World Development Co., Ltd.	11,000	17
Nomura Real Estate Holdings, Inc.	700	13
Sino Land Co., Ltd.	15,200	28
Sumitomo Realty & Development Co., Ltd.	1,900	63
Sun Hung Kai Properties, Ltd.	6,000	92
Swire Pacific, Ltd.	2,500	31
Swire Properties, Ltd.	8,000	27
Tokyu Land Corp.	4,000	29

	Shares	Value (000’s)

Real Estate Management & Development (continued)
UOL Group, Ltd.	4,000	$20
Wharf Holdings, Ltd.	6,000	48
Wheelock & Co., Ltd.	4,000	20
Road & Rail - 0.3%
Aurizon Holdings, Ltd.	6,714	26
Canadian National Railway Co. ^	1,600	145
Canadian Pacific Railway, Ltd.	700	71
Central Japan Railway Co.	500	41
ComfortDelGro Corp., Ltd.	7,000	10
CSX Corp.	2,400	47
DSV A/S	915	24
East Japan Railway Co.	1,400	91
Hankyu Hanshin Holdings, Inc.	2,900	15
Kansas City Southern ^	500	42
Keikyu Corp. ^	3,000	27
KEIO Corp. ^	2,000	15
Keisei Electric Railway Co., Ltd.	1,600	14
Kintetsu Corp. ^	7,000	29
MTR Corp., Ltd.	4,000	16
Nippon Express Co., Ltd.	3,000	12
Norfolk Southern Corp.	800	49
Odakyu Electric Railway Co., Ltd. ^	2,000	21
Tobu Railway Co., Ltd.	4,000	21
Tokyu Corp.	3,000	17
Union Pacific Corp.	1,700	213
West Japan Railway Co.	720	28
Semiconductors & Semiconductor Equipment - 0.4%
Advantest Corp.	1,200	19
Altera Corp.	1,100	38
Analog Devices, Inc. ^	1,000	42
Applied Materials, Inc.	9,700	111
ARM Holdings PLC	6,042	76
ASM Pacific Technology, Ltd. ^	1,178	14
ASML Holding NV	1,528	98
Avago Technologies, Ltd. - Class A	1,100	35
Broadcom Corp. - Class A ‡	3,300	110
Infineon Technologies AG	3,649	30
Intel Corp. ^	21,300	440
KLA-Tencor Corp.	700	33
Marvell Technology Group, Ltd.	2,500	18
Maxim Integrated Products, Inc.	1,300	38
Mellanox Technologies, Ltd. ‡	200	12
NVIDIA Corp.	4,100	50
ROHM Co., Ltd.	900	29
STMicroelectronics NV	4,800	35
Texas Instruments, Inc. ^	4,200	131
Tokyo Electron, Ltd.	600	28
Xilinx, Inc.	1,100	39
Software - 0.8%
Activision Blizzard, Inc. ^	9,100	97
Adobe Systems, Inc. ‡	4,000	151
Autodesk, Inc. ‡	900	32
CA, Inc.	1,500	33
Citrix Systems, Inc. ‡	1,300	85
Dassault Systemes SA	242	27
Intuit, Inc. ^	2,300	137
Konami Corp.	1,200	27
Microsoft Corp.	32,000	855
Nexon Co., Ltd. ‡	2,400	24
NICE Systems, Ltd. ‡	171	6
Nintendo Co., Ltd.	400	43
Oracle Corp.	16,800	560
Oracle Corp. Japan	300	12
Red Hat, Inc. ‡	600	32
Sage Group PLC	8,300	40
Salesforce.com, Inc. ‡ ^	900	151
SAP AG	3,935	316

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Software (continued)
Symantec Corp. ‡	2,300	$43
Trend Micro, Inc. ^	400	12
VMware, Inc. - Class A ‡ ^	1,100	104
Specialty Retail - 0.5%
ABC-Mart, Inc. ^	400	17
AutoZone, Inc. ‡	300	106
Bed Bath & Beyond, Inc. ‡ ^	1,800	101
Fast Retailing Co., Ltd.	200	51
Gap, Inc. ^	4,000	124
Hennes & Mauritz AB - Class B	3,974	137
Home Depot, Inc.	6,500	401
Inditex SA	932	131
Kingfisher PLC	10,833	51
Limited Brands, Inc. ^	800	38
Lowe’s Cos., Inc.	4,500	159
Nitori Holdings Co., Ltd.	150	11
O’Reilly Automotive, Inc. ‡	400	36
PetSmart, Inc.	800	55
Ross Stores, Inc.	600	32
Sanrio Co., Ltd. ^	300	10
Shimamura Co., Ltd.	100	10
Staples, Inc. ^	2,500	29
Tiffany & Co. ^	500	29
TJX Cos., Inc.	2,700	115
USS Co., Ltd. ^	270	28
Yamada Denki Co., Ltd. ^	720	28
Textiles, Apparel & Luxury Goods - 0.4%
Adidas AG	924	82
Burberry Group PLC	2,018	41
Christian Dior SA	182	31
Cie Financiere Richemont SA	1,908	150
Coach, Inc. ^	2,400	133
Fossil, Inc. ‡	320	30
Gildan Activewear, Inc. - Class A	600	22
Hugo Boss AG	400	43
Lululemon Athletica, Inc. ‡ ^	234	18
Luxottica Group SpA	871	36
LVMH Moet Hennessy Louis Vuitton SA	1,061	195
NIKE, Inc. - Class B	2,600	134
Ralph Lauren Corp. - Class A	700	105
Swatch Group AG - BR	168	85
Swatch Group AG - Reg	178	15
V.F. Corp. ^	700	106
Tobacco - 0.5%
Altria Group, Inc.	7,400	233
British American Tobacco PLC	8,243	419
Imperial Tobacco Group PLC	3,581	139
Japan Tobacco, Inc.	3,809	108
Lorillard, Inc.	300	35
Philip Morris International, Inc.	7,200	602
Reynolds American, Inc. ^	3,000	124
Swedish Match AB	871	29
Trading Companies & Distributors - 0.3%
Brenntag AG	300	40
Bunzl PLC	2,400	40
Fastenal Co. ^	2,700	125
Finning International, Inc. ^	1,900	47
ITOCHU Corp.	6,000	63
Marubeni Corp. ^	6,400	46
Mitsubishi Corp.	5,900	114
Mitsui & Co., Ltd.	7,400	111
Noble Group, Ltd.	31,000	30
Rexel SA	1,700	35
Sojitz Corp. ^	11,500	17
Sumitomo Corp.	4,100	53
Toyota Tsusho Corp.	600	15
Wolseley PLC	1,271	61

	Shares	Value (000’s)

Trading Companies & Distributors (continued)
WW Grainger, Inc.	600	$120
Transportation Infrastructure - 0.1%
Abertis Infraestructuras SA	2,417	40
Aeroports de Paris	224	17
Atlantia SpA	2,254	41
Auckland International Airport, Ltd.	5,174	11
Hutchison Port Holdings Trust	36,000	29
Kamigumi Co., Ltd.	2,000	16
Koninklijke Vopak NV	738	52
Sydney Airport	1,264	4
Transurban Group	8,871	57
Water Utilities - 0.0% ¥
American Water Works Co., Inc.	1,100	41
Wireless Telecommunication Services - 0.4%
Crown Castle International Corp. ‡ ^	1,500	108
KDDI Corp. ^	1,140	81
Millicom International Cellular SA	229	20
NTT DOCOMO, Inc.	65	94
Rogers Communications, Inc. - Class B	1,700	77
SBA Communications Corp. - Class A ‡ ^	700	50
Softbank Corp.	3,800	139
Sprint Nextel Corp. ‡	14,600	83
StarHub, Ltd. ^	2,000	6
Tele2 AB - Class B	1,910	35
Vodafone Group PLC	208,894	525

Total Common Stocks (cost $99,178)		108,624

INVESTMENT COMPANY - 1.3%
Capital Markets - 1.3%
iShares MSCI Emerging Markets Index Fund	102,370	4,540
Total Investment Company (cost $4,420)

RIGHTS - 0.0% ¥
Food & Staples Retailing - 0.0%
Olam International, Ltd. ‡ Ә	2,191	¿
Oil, Gas & Consumable Fuels - 0.0% ¥
Repsol SA ‡ ^	3,228	2

Total Rights (cost $2)		2

	Notional Amount (000’s)	Value (000’s)

PURCHASED OPTIONS - 0.1%
Put Options - 0.1%
S&P 500 Index	$8	33
Index Value 1,350.00
Expires 01/19/2013
S&P 500 Index	8	147
Index Value 1,370.00
Expires 02/16/2013
iShares MSCI Emerging Markets	63	19
Strike Price $40.00
Expires 02/16/2013

Total Purchased Options (cost $275)		199

	Shares	Value (000’s)

SECURITIES LENDING COLLATERAL - 6.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	23,610,885	23,611
Total Securities Lending Collateral (cost $23,611)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 19.4%
State Street Bank & Trust Co.
0.03% ▲ , dated 12/31/2012, to be repurchased at $66,402 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 2.00% - 3.50, due 11/01/2027 - 01/01/2032, and with a total value of $67,737.	$66,402	$66,402
Total Repurchase Agreement (cost $66,402)

Total Investment Securities (cost $342,580) П		358,725
Other Assets and Liabilities - Net		(16,401)

Net Assets		$342,324

	Notional Amount (000’s)	Value (000’s)

WRITTEN OPTIONS - 0.0% ¥ Ж
Call Option - 0.0% ¥
S&P 500 Index	$4	$(83)
Index Value 1,550.00
Expires 9/21/2013
Put Options - 0.0% ¥
S&P 500 Index	8	(7)
Index Value 1,250.00
Expires 1/19/2013
iShares MSCI Emerging Markets	63	(8)
Strike Price $36.00
Expires 2/16/2013

Total Written Options (premiums: $(132))		$(98)

FUTURES CONTRACTS: g

Description	Type	Contracts	Expiration Date	Unrealized Appreciation (Depreciation) (000’s)

10-Year Australian Treasury Bond	Long	3	03/15/2013	$2
10-Year Government of Canada Bond	Long	5	03/20/2013	(1)
10-Year JGB Mini	Long	25	03/08/2013	(28)
10-Year U.S. Treasury Note	Long	55	03/19/2013	(13)
30-Year U.S. Treasury Bond	Long	11	03/19/2013	(20)
5-Year U.S. Treasury Note	Long	24	03/28/2013	(2)
ASX SPI 200 Index	Long	7	03/21/2013	3
EURO STOXX 50 Index	Long	120	03/15/2013	1
FTSE 100 Index	Long	29	03/15/2013	(7)
German Euro BOBL	Long	9	03/07/2013	7
German Euro Bund	Long	9	03/07/2013	13
German Euro BUXL	Long	3	03/07/2013	13
German Euro Schatz	Long	4	03/07/2013	¿
Hang Seng Index Futures	Long	2	01/30/2013	(1)
MSCI EAFE Mini Index	Long	1	03/15/2013	(¿)
S&P 500 E-Mini Index	Long	319	03/15/2013	(161)
S&P TSE 60 Index	Long	8	03/15/2013	11
TOPIX Index	Long	34	03/08/2013	297
U.K. Long Gilt Bond	Long	8	03/26/2013	1
Ultra Long U.S. Treasury Bond	Long	16	03/19/2013	(26)

				$89

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)

AUD	WBC	(3,972)	03/15/2013	$(4,139)	$33
CAD	RBC	(169)	03/15/2013	(171)	1
CHF	UBS	(763)	03/15/2013	(819)	(16)
EUR	BOA	(2,701)	03/15/2013	(3,497)	(66)
GBP	BCLY	627	03/15/2013	1,008	11
JPY	CSFB	(110,352)	03/15/2013	(1,343)	69

					$32

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

OVER THE COUNTER SWAP AGREEMENTS:

TOTAL RETURN SWAP AGREEMENTS - PAYABLE:

Reference Entity	Fixed Rate	Termination Date	Counterparty	Notional Amount (000’s)	Market Value (000’s)	Premiums (Received) (000’s)	Unrealized Appreciation (000’s)
MSCI Daily TR Net EM USD	USD-1M-LIBOR-BBA	01/15/2014	JPM	10	$117	$—	$117

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) pledged as of 12/31/2012:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received) Pledged (000’s)	Net Exposures (1) (000’s)
BOA	$(66)	$–	$(66)
BCLY	11	–	11
CSFB	69	–	69
JPM	117	–	117
RBC	1	–	1
UBS	(16)	–	(16)
WBC	33	–	33

(1)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default

INVESTMENTS BY COUNTRY (unaudited):	Percentage of Total Investment Securities	Value (000’s)

United States	58.5%	$209,955
United Kingdom	3.3	11,821
Japan	2.6	9,321
Canada	1.6	5,858
France	1.3	4,674
Germany	1.3	4,530
Australia	1.3	4,513
Switzerland	1.2	4,126
Supranational	0.5	1,733
Netherlands	0.5	1,683
Spain	0.4	1,567
Hong Kong	0.4	1,474
Sweden	0.4	1,468
Italy	0.3	1,059
Singapore	0.2	876
Belgium	0.2	647
Israel	0.2	603
Denmark	0.2	535
Austria	0.1	484
Norway	0.1	439
Finland	0.1	371
Cayman Islands	0.1	279
Bermuda	0.1	224
Luxembourg	0.0	¥171
Ireland	0.0	¥129
Portugal	0.0	¥82
New Zealand	0.0	¥61
Greece	0.0	¥29

Investment Securities, at Value	74.9	268,712
Short-Term Investments	25.1	90,013

Total Investments	100.0%	$358,725

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO THE SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $22,956.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
¥	Percentage rounds to less than 0.1%.
Ž	The security has a perpetual maturity. The date shown is the next call date.
▲	Rate shown reflects the yield at 12/31/2012.
‡	Non-income producing security.
¿	Amount is less than 1.
g	Cash in the amount of $3,500 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
Ә	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $27, or 0.01% of the portfolio’s net assets.
Ж	Cash in the amount of $5,428 has been segregated as collateral by the custodian for open written options.
П	Aggregate cost for federal income tax purposes is $342,933. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $18,902 and $3,110, respectively. Net unrealized appreciation for tax purposes is $15,792.

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $515, or 0.15% of the portfolio’s net assets.
ADR	American Depositary Receipt
ASX	Australian Securities Exchange
BBA	British Banker’s Asscociation
BOA	Bank of America
BCLY	Barclays Bank PLC
CSFB	Credit Suisse First Boston
JPM	JPMorgan Chase Bank
LIBOR	London Interbank Offered Rate
OTC	Over the Counter
RBC	Royal Bank of Canada
RSP	Refers to Risparmio shares, which are savings shares on the Italian Stock Exchange
TBA	To Be Announced
WBC	Westpac Banking Corporation
UBS	UBS Warburg LLC

VALUATION SUMMARY (all amounts in thousands): Э

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$62,354	$46,269	$1	$108,624
Corporate Debt Securities	—	33,622	—	33,622
Foreign Government Obligations	—	2,252	—	2,252
Investment Company	4,540	—	—	4,540
Mortgage-Backed Securities	—	3,133	—	3,133
Municipal Government Obligation	—	168	—	168
Preferred Corporate Debt Security	—	108	—	108
Preferred Stocks	—	253	—	253
Purchased Options	199	—	—	199
Repurchase Agreement	—	66,402	—	66,402
Rights	—	2	¿	2
Securities Lending Collateral	23,611	—	—	23,611
U.S. Government Agency Obligations	—	54,514	—	54,514
U.S. Government Obligations	—	61,297	—	61,297
Total	$90,704	$268,020	$1	$358,725

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands) (continued): Э

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Written Options	$(98)	$—	$—	$(98)

Other Financial Instruments ₣	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Futures Contracts - Appreciation	$348	$—	$—	$348
Futures Contracts - Depreciation	(259)	—	—	(259)
Forward Foreign Currency Contracts - Appreciation	—	114	—	114
Forward Foreign Currency Contracts - Depreciation	—	(82)	—	(82)
Total Return Swaps - Appreciation	—	117	—	117
Total	$89	$149	$—	$238

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012 ₪	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012
Common Stocks	$1	$—	$—	$—	$—	$—	$—	$—	$1	$—
Rights	—	¿	—	—	—	—	—	—	¿	—
Total	$1	$—	$—	$—	$—	$—	$—	$—	$1	$—

Э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.
₪	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.
¿	Amount is less than 1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $276,178) (including securities loaned of $22,956)	$292,323
Repurchase agreement, at value (cost: $66,402)	66,402
Cash on deposit with custodian	5,428
Cash on deposit with broker	3,500
Foreign currency, at value (cost: $191)	194
Receivables:
Investment securities sold	709
Shares sold	163
Interest	944
Securities lending income (net)	6
Dividends	137
Dividend reclaims	16
Variation margin	91
Prepaid expenses	1
Unrealized appreciation on swap agreements	117
Unrealized appreciation on forward foreign currency contracts	114

	370,145

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	3,626
Shares redeemed	23
Management and advisory fees	211
Distribution and service fees	64
Trustees fees	–	(A)
Transfer agent fees	–	(A)
Administration fees	7
Printing and shareholder reports fees	62
Audit and tax fees	14
Other	23
Collateral for securities on loan	23,611
Unrealized depreciation on forward foreign currency contracts	82
Written options and swaptions, at value (premium: $132)	98

	27,821

Net assets	$342,324

Net assets consist of:
Capital stock ($.01 par value)	$399
Additional paid-in capital	356,643
Undistributed net investment income	3,375
Accumulated net realized loss from investment securities, futures, written option and swaption contracts, swap agreements and foreign currency transactions	(34,514)
Net unrealized appreciation (depreciation) on:
Investment securities	16,145
Futures contracts	89
Written option and swaption contracts	34
Swap agreements	117
Translation of assets and liabilities denominated in foreign currencies	36

Net assets	$342,324

Net assets by class:
Initial Class	$37,259
Service Class	305,065
Shares outstanding:
Initial Class	4,323
Service Class	35,600
Net asset value and offering price per share:
Initial Class	$8.62
Service Class	8.57

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $90)	$2,264
Interest income	3,452
Securities lending income (net)	96

Total investment income	5,812

Expenses:
Management and advisory	2,300
Distribution and service:
Service Class	671
Printing and shareholder reports	84
Custody	259
Administration	73
Legal	18
Audit and tax	16
Trustees	10
Transfer agent	2
Other	8

Total expenses	3,441

Net investment income	2,371

Net realized gain (loss) on transactions from:
Investment securities	549
Futures contracts	2,541
Written option and swaption contracts	2
Swap agreements	(29)
Foreign currency transactions	(800)

2,263

Net change in unrealized appreciation (depreciation) on:
Investment securities	12,990
Futures contracts	(406)
Written option and swaption contracts	34
Swap agreements	117
Translation of assets and liabilities denominated in foreign currencies	(214)

Net change in unrealized appreciation (depreciation)	12,521

Net realized and change in unrealized gain	14,784

Net increase in net assets resulting from operations	$17,155

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011

From operations:
Net investment income	$2,371	$1,882
Net realized gain (loss) from investment securities, futures contracts, written option and swaption contracts, swaps and foreign currency transactions	2,263	(1,224)
Net change in unrealized appreciation (depreciation) on investment securities, futures contracts, written option and swaption contracts, swaps and foreign currency translation	12,521	1,227

Net increase in net assets resulting from operations	17,155	1,885

Distributions to shareholders:
From net investment income:
Initial Class	(346)	(364)
Service Class	(2,053)	(1,210)

Total distributions to shareholders	(2,399)	(1,574)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,424	6,948
Service Class	88,678	189,488

	96,102	196,436

Dividends and distributions reinvested:
Initial Class	346	364
Service Class	2,053	1,210

	2,399	1,574

Cost of shares redeemed:
Initial Class	(15,990)	(16,471)
Service Class	(19,563)	(9,556)

	(35,553)	(26,027)

Net increase in net assets from capital shares transactions	62,948	171,983

Net increase in net assets	77,704	172,294

Net assets:
Beginning of year	264,620	92,326

End of year	$342,324	$264,620

Undistributed net investment income	$3,375	$2,382

Share activity:
Shares issued:
Initial Class	882	847
Service Class	10,577	23,147

	11,459	23,994

Shares issued-reinvested from dividends and distributions:
Initial Class	41	46
Service Class	244	151

	285	197

Shares redeemed:
Initial Class	(1,900)	(2,006)
Service Class	(2,332)	(1,170)

	(4,232)	(3,176)

Net increase (decrease) in shares outstanding:
Initial Class	(977)	(1,113)
Service Class	8,489	22,128

	7,512	21,015

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$8.19	$8.11	$7.86	$6.21	$12.48
Investment operations
Net investment income(A)	0.08	0.11	0.11	0.19	0.18
Net realized and unrealized gain (loss)	0.42	0.04	0.59	1.73	(4.05)

Total operations	0.50	0.15	0.70	1.92	(3.87)

Distributions
From net investment income	(0.07)	(0.07)	(0.45)	(0.27)	(0.18)
From net realized gains	–	–	–	–	(2.22)

Total distributions	(0.07)	(0.07)	(0.45)	(0.27)	(2.40)

Net asset value
End of year	$8.62	$8.19	$8.11	$7.86	$6.21

Total return(B)	6.14%	1.81%	9.29%	31.30%	(36.87)%

Net assets end of year (000’s)	$37,259	$43,427	$52,004	$125,132	$156,137
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	0.89%	1.00%	1.04%	0.82%	0.81%
Before reimbursement/recapture	0.89%	0.99%	1.05%	0.82%	0.81%
Net investment income to average net assets	0.97%	1.27%	1.41%	2.82%	1.88%
Portfolio turnover rate	26%	24%	149%	168%	97%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$8.16	$8.09	$7.84	$6.18	$12.42
Investment operations
Net investment income(A)	0.06	0.08	0.07	0.17	0.14
Net realized and unrealized gain (loss)	0.41	0.05	0.62	1.73	(4.01)

Total operations	0.47	0.13	0.69	1.90	(3.87)

Distributions
From net investment income	(0.06)	(0.06)	(0.44)	(0.24)	(0.15)
From net realized gains	–	–	–	–	(2.22)

Total distributions	(0.06)	(0.06)	(0.44)	(0.24)	(2.37)

Net asset value
End of year	$8.57	$8.16	$8.09	$7.84	$6.18

Total return(B)	5.80%	1.66%	9.15%	31.16%	(37.00)%

Net assets end of year (000’s)	$305,065	$221,193	$40,322	$12,160	$7,777
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	1.14%	1.25%	1.29%	1.07%	1.06%
Before reimbursement/recapture	1.14%	1.24%	1.30%	1.07%	1.06%
Net investment income to average net assets	0.73%	0.98%	0.90%	2.48%	1.46%
Portfolio turnover rate	26%	24%	149%	168%	97%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENT

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AllianceBernstein Dynamic Allocation VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENT (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2012 are listed in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased Options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written Options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in selling or buying a security or currency at a price different from the current market value.

The underlying face amounts of open option contracts at December 31, 2012 are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premium	Notional Amount
Balance at December 31, 2011	$–	$–
Sales	151	83
Closing Buys	(19)	(8)
Expirations	–	–
Exercised	–	–
Balance at December 31, 2012	$132	$75

Futures contracts: The Portfolio is subject to equity and commodity price risks, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2012 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENT (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

Payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to the type of swap agreement are identified and described in the following paragraph:

Total return swap agreements: The Portfolio is subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objectives. The value of the commodity-linked investments held by the Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.

The open swap agreements at December 31, 2012 are listed in the Schedule of Investments.

To be announced (“TBA”) purchase commitments: TBA purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations. Open balances are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trust (“REITs”): Dividend income related to a Real Estate Investment Trust is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economical conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities using significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the year. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment company securities:  Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.75%
Over $250 million	0.70%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

              1.15% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$83,348
U.S. Government	30,117

Proceeds from maturities and sales of securities:
Long-term	27,543
U.S. Government	32,731

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of purchased options held began in the third quarter at one contract and increased to three contracts at year end. The volume of swaps and written option contracts held began in the fourth quarter, ending the year at one contract and three contracts, respectively. The volume of futures contracts held throughout the year averaged 20 contracts, with an overall increase from 19 contracts at the beginning of the year to 20 contracts at year end. The volume of forward contracts held throughout the year averaged 16 contracts, with an overall decrease from 15 contracts at the beginning of the year to six contracts at year end. The tables below highlight the types of risk associated with the Portfolio and how the aforementioned derivative instruments are used to mitigate such risks:

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Asset derivatives
Purchased options, at value*	$-	$-	$199	$199
Unrealized appreciation on futures contracts**	36	-	312	348
Unrealized appreciation on swap agreements	-	-	117	117
Unrealized appreciation on forward foreign currency contracts	-	114	-	114
Liability derivatives
Written options, at value	-	-	(98)	(98)
Unrealized depreciation on futures contracts**	(90)	-	(169)	(259)
Unrealized depreciation on forward foreign currency contracts	-	(82)	-	(82)
Total	$(54)	$32	$361	$339
*	Included within Investment securities, at value.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Net Realized Gain (Loss) on Derivatives recognized in income
Net realized gain on purchased options ^	$-	$-	$5	$5
Net realized gain on futures contracts	476	-	2,065	2,541
Net realized gain on written options	-	-	2	2
Net realized gain (loss) on swap agreements	30	-	(59)	(29)
Net realized loss on forward foreign currency transactions ~	-	(617)	-	(617)
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options ψ	-	-	(76)	(76)
Net change in unrealized appreciation (depreciation) on futures contracts	(172)	-	(234)	(406)
Net change in unrealized appreciation (depreciation) on written options	-	-	34	34
Net change in unrealized appreciation (depreciation) on swap agreements	-	-	117	117
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions ŧ	-	(202)	-	(202)
Total	$334	$(819)	$1,854	$1,369
^	Included within net realized gain (loss) on transactions from investment securities.
~	Included within net realized gain (loss) on transactions from foreign currency transactions.
ψ	Included within net change in unrealized appreciation (depreciation) on Investment securities.
ŧ	Included within net change in unrealized appreciation (depreciation) on translation of the assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	1,021

Undistributed (accumulated) net realized gain (loss) from investment securities	(1,021)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$4,041	December 31, 2016

29,703	December 31, 2017

475	Short-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $558.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$2,399

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	1,574

Long-term Capital Gain	–

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$ 3,656

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(34,219)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	(164)

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	16,164

Other Temporary Differences	(155)

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AllianceBernstein Dynamic Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AllianceBernstein Dynamic Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AllianceBernstein Dynamic Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288
Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
36,240,387.3104	514,227.6733	1,083,412.4673

Proposal III:  To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
35,866,414.2162	895,699.2454	1,075,913.9894

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
35,976,734.5867	763,400.4013	1,097,892.4630

Proposal III.C — Concentration

Affirmative	Against	Abstain
35,926,414.4356	797,442.4782	1,114,170.5372

Proposal III.D — Diversification

Affirmative	Against	Abstain
36,120,433.5319	598,469.4428	1,119,124.4763

Transamerica Series Trust		Annual Report 2012

Transamerica AllianceBernstein Dynamic Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

(unaudited)

MARKET ENVIRONMENT

The financial markets in 2012 were buffeted by political drama, but in the end they finished with respectable gains. The U.S. stock market set a strong pace for global markets, with the Standard and Poor’s 500® Index (“S&P 500®”) up 16.00% for the year. International stocks generally did a bit better, with the Morgan Stanley Capital International-Europe, Australia, and Far East Index (“MSCI-EAFE”) returning 17.90% over that stretch. Meanwhile, emerging markets stocks led the way, with the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) gaining 18.63%. It would have done even better if not held back by lackluster performance from China.

The first quarter of 2012 was focused on the eurozone predicament. The long-awaited Greek debt restructuring finally happened, and as with most things that are long-anticipated, nothing really happened in the markets when the event actually occurred. However, the quarter was generally bullish for stocks: the S&P 500® gained 12.59% and the MSCI-EAFE gained 10.98%. The biggest credit for the rally should probably go to the European Central Bank (“ECB”), which in late 2011 made 3-year loans available to European banks to help ease the strains on their balance sheets, which helped boost confidence that the eurozone would survive intact.

The middle of the year also was influenced by foreign events. Greece held its second election in a matter of months, and managed to elect a centrist party that kept it on the path of necessary but painful austerity. Over the quarter, the market’s attention shifted to Spain, whose banks were jeopardized by bad loans, which in turn threatened the nation’s solvency. Through the second quarter the U.S. economy continued to slog along with a 1.5% growth rate, down from 2% in the first quarter, which along with other weakening economic data, led us to raise our estimate of the probability of a recession. The generally weaker economic data and continued European stress pressured global stock markets. During the second quarter, the S&P 500® fell by 2.75%, and the troubled foreign markets were hit substantially harder, with the MSCI-EAFE falling 6.85%, and MSCI-EMI index falling 8.77%.

Central bankers rode to the rescue of global equity markets during the third quarter. In July, Mario Draghi, the President of the ECB, declared that the central bank would fulfill its lender of last resort function and do “whatever it takes” to protect the eurozone from disintegration. Not long after that, he brought that promise to life by announcing a policy to buy “unlimited” amounts of short-term debt from troubled eurozone countries. In September, the U.S. Federal Reserve (“Fed”) jumped on the unlimited bandwagon, and promised to keep buying billions of mortgage bonds until the unemployment rate fell to 6.5%. This was the first time that Fed officials had explicitly tied future monetary policy actions to economic targets. This unprecedented and unlimited support by two of the world’s largest central banks pushed the stock markets to the peak for the year in mid-October.

Political activity in the U.S. dominated headlines through the fourth quarter, starting with the reelection of President Obama on November 7th. This precipitated a quick decline, as markets feared political gridlock in resolving the fiscal challenges facing the U.S. economy, and led the S&P 500 to fall more than 5% in the 6 trading days after the election. The markets rebounded later in the month and closed the year well, as the nation’s political leadership stumbled toward a partial resolution of the fiscal policy challenges facing the country.

The bond market was characterized by strong returns to credit-sensitive bonds, such as high-yield, and emerging-markets bonds, which performed as well as or better than broad equity indices for the year. The Barclays U.S. Corporate High Yield 2% Issuer Index rose 15.78% for the year; and the Barclays Emerging Markets Bond Index rose 17.95%. In contrast, interest rate-sensitive bonds had only modest gains, with the Barclays U.S. Treasury Bond Index up just 1.99%.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Asset Allocation - Conservative VP, Initial Class returned 7.46%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the Wilshire 5000® Total Market Index, returned 4.22% and 16.11%, respectively.

STRATEGY REVIEW

Transamerica Asset Management, Inc. took over management of this portfolio from Morningstar Investment Management in April 2012, with the new management team consisting of Todd R. Porter and Maciej J. Kowara, both of whom were former managers of this portfolio, when they were previously employed by Morningstar Investment Management and its predecessor Morningstar Associates, LLC.

This portfolio is designed to provide a mix of approximately 35% equity and 65% fixed-income securities under normal conditions. However, under volatility-control guidelines keyed to the Deutsche Bank Equity Volatility–U.S. 6-Month Index, the portfolio’s overall equity weight can range from 15% (when market volatility is unusually high) to 51% (when volatility is extremely low). The equity side of the portfolio is meant to cover both domestic, foreign developed and emerging markets distributed across the range of investment styles. The fixed-income portion covers Treasuries, inflation-protected securities, corporates, mortgages, high-yield, foreign developed, and emerging markets bonds. The goal is to provide investors one-stop participation in the broad financial markets, using high-quality active fund managers.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

(unaudited)

STRATEGY REVIEW (continued)

We monitor the underlying managers for performance, portfolio, and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect changes in our views regarding managers’ skill. While this blueprint forms a well-diversified backbone for our portfolios, we also over- and underweight asset classes relative to the long-term targets in response to shorter-term market conditions. Generally those adjustments are intended to help control downside risk within the portfolios. We would rather err in the direction of not making as much in an up market, rather than subject investors to larger than normal losses in a down market.

Such underperformance in up markets was the most significant error in managing the portfolios in 2012. While the portfolio performed adequately in absolute terms in 2012, with relatively low volatility, it lagged its peers for the year. The biggest negative factor in the portfolio’s relative performance was an underweight position in equities that was maintained for most of the year.

At the beginning of the year, the volatility-control related adjustments to the portfolio’s equity weightings resulted in lower equity weightings through March. Starting in the second quarter, we increased the amount of the underweight due to our concern about the variety of fiscal policy challenges facing the U.S. and European countries, as well as the evidence of a weakening U.S. economy. This initially helped relative performance through May, as the markets were generally weak in the second quarter. However, as central bank policies started to support the markets, this underweight began to negatively affect performance. In the middle of September, we started slowly adding back to our equity weighting, primarily by directing 100% of the inflow into stock managers, and in December we made significant reallocations to our stock managers, more dramatically increasing our equity weighting.

During the year, there were several management changes in the underlying portfolios. One of the most significant for this portfolio was that Levin Capital Strategies, L.P. took over management of Transamerica Large Cap Value fund at the end of July. In the five months since then, that fund has outperformed its Morningstar category average. During the period of our management we also added significantly to some of the underlying portfolios. For example, Transamerica JPMorgan Mid Cap Value VP grew from less than 1% stake at the end of April to 4.4% of assets at the end of the year. This proved to be a good choice, as that portfolio beat the average fund in its Morningstar category. However, we certainly made negative fund choices as well. We added to Transamerica Growth Opportunities over the course of the year, but it was one of the worst performing stock funds in the line-up.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date

Initial Class	7.46%	3.47%	6.95%	05/01/2002
Barclays U.S. Aggregate Bond *	4.22%	5.95%	5.18%
Wilshire 5000 *	16.11%	2.23%	7.99%

Service Class	7.20%	3.21%	6.40%	05/01/2003

NOTES

* The Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) and the Wilshire 5000® Total Market Index (“Wilshire 5000”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica Asset Allocation - Conservative VP
Initial Class	$1,000.00	$1,036.30	$0.72	$1,024.43	$0.71	0.14%
Service Class	1,000.00	1,035.30	2.00	1,023.18	1.98	0.39

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

	% of Net
Asset Type	Assets
Fixed Income	70.5%
U.S. Equity	20.4
Inflation-Protected Securities	4.9
Tactical and Specialty	3.0
Global/International Equity	1.2
Other Assets and Liabilities - Net	(0.0	)(A)

Total	100.0%

(A)	Amount rounds to less than 0.1%.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

INVESTMENT COMPANIES - 100.0%
Fixed Income - 70.5%
Transamerica AEGON U.S. Government Securities VP Җ	3,574,749	$47,294
Transamerica Core Bond л	17,812,572	190,951
Transamerica Emerging Markets Debt л	6,791,414	78,577
Transamerica High Yield Bond л	1,176,418	11,494
Transamerica International Bond л	2,380,255	24,279
Transamerica Money Market л	307,931,901	307,932
Transamerica PIMCO Total Return VP Җ	19,846,656	239,747
Transamerica Short-Term Bond л	37,023,985	380,606
Global/International Equity - 1.2%
Transamerica Developing Markets Equity л	1,180,059	13,311
Transamerica Income & Growth л	918,113	9,144
Inflation-Protected Securities - 4.9%
Transamerica Real Return TIPS л	8,196,205	89,421
Tactical and Specialty - 3.0%
Transamerica Bond л	5,084,449	54,302

	Shares	Value (000’s)

U.S. Equity - 20.4%
Transamerica Capital Growth л	4,033,007	$43,798
Transamerica Growth Opportunities л	2,325,609	20,698
Transamerica Jennison Growth VP Җ	3,030,163	25,575
Transamerica JPMorgan Mid Cap Value VP Җ	4,964,266	80,470
Transamerica Large Cap Growth л	3,273,563	32,605
Transamerica Large Cap Value л	1,874,779	21,204
Transamerica Select Equity л	5,436,421	62,356
Transamerica Small Cap Growth л	1,201,162	11,231
Transamerica Small Cap Value л	2,923,319	29,467
Transamerica WMC Diversified Growth VP Җ	1,792,143	43,531

Total Investment Companies (cost $1,790,107) П		1,817,993
Other Assets and Liabilities - Net		(247)

Net Assets		$1,817,746

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

л	The portfolio invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
Җ	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
П	Aggregate cost for federal income tax purposes is $1,790,819. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $36,380 and $9,206, respectively. Net unrealized appreciation for tax purposes is $27,174.

VALUATION SUMMARY (all amounts in thousands): э

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
	Prices	Inputs	Inputs	12/31/2012
Investment Companies	$1,817,993	$—	$—	$1,817,993

э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $1,790,107)	$1,817,993
Receivables:
Affiliated investment securities sold	1,295
Shares sold	200
Dividends	297
Prepaid expenses	8

1,819,793

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,495
Management and advisory fees	153
Distribution and service fees	279
Transfer agent fees	2
Administration fees	27
Trustees fees	3
Audit and tax fees	12
Printing and shareholder reports fees	30
Other	46

2,047

Net assets	$1,817,746

Net assets consist of:
Capital stock ($.01 par value)	$1,713
Additional paid-in capital	1,734,126
Undistributed net investment income	52,016
Undistributed net realized gain from investments in affiliated investment companies	2,005
Net unrealized appreciation on investments in affiliated investment companies	27,886

Net assets	$1,817,746

Net assets by class:
Initial Class	$492,855
Service Class	1,324,891
Shares outstanding:
Initial Class	46,121
Service Class	125,145
Net asset value and offering price per share:
Initial Class	$10.69
Service Class	10.59

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from affiliated investment companies	$57,584

Total investment income	57,584

Expenses:
Management and advisory	1,755
Distribution and service:
Service Class	3,108
Printing and shareholder reports	148
Custody	51
Administration	279
Legal	94
Audit and tax	14
Trustees	59
Transfer agent	12
Other	48

Total expenses	5,568

Net investment income	52,016

Net realized gain (loss) from:
Investments in affiliated investment companies	53,367
Distributions from investments in affiliated investment companies	16,560

69,927

Net change in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	19

Net realized and change in unrealized gain on investments in affiliated investment companies	69,946

Net increase in net assets resulting from operations	$121,962

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$52,016	$53,207
Net realized gain from investments and distributions from investments in affiliated investment companies	69,927	42,129
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	19	(57,647)

Net increase in net assets resulting from operations	121,962	37,689

Distributions to shareholders:
From net investment income:
Initial Class	(15,772)	(15,194)
Service Class	(37,435)	(27,910)

Total distributions to shareholders	(53,207)	(43,104)

Capital share transactions:
Proceeds from shares sold:
Initial Class	67,127	129,135
Service Class	217,128	249,011

	284,255	378,146

Dividends and distributions reinvested:
Initial Class	15,772	15,194
Service Class	37,435	27,910

	53,207	43,104

Cost of shares redeemed:
Initial Class	(143,885)	(161,781)
Service Class	(125,506)	(149,629)

	(269,391)	(311,410)

Net increase in net assets resulting from capital shares transactions	68,071	109,840

Net increase in net assets	136,826	104,425

Net assets:
Beginning of year	1,680,920	1,576,495

End of year	$1,817,746	$1,680,920

Undistributed net investment income	$52,016	$53,207

Share activity:
Shares issued:
Initial Class	6,340	12,305
Service Class	20,640	24,122

	26,980	36,427

Shares issued-reinvested from dividend and distributions:
Initial Class	1,508	1,506
Service Class	3,607	2,788

	5,115	4,294

Shares redeemed:
Initial Class	(13,572)	(15,515)
Service Class	(11,939)	(14,488)

	(25,511)	(30,003)

Net increase (decrease) in shares outstanding:
Initial Class	(5,724)	(1,704)
Service Class	12,308	12,422

	6,584	10,718

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$10.27	$10.29	$9.80	$8.29	$11.49
Investment operations
Net investment income(A),(B)	0.33	0.36	0.30	0.37	0.46
Net realized and unrealized gain (loss)	0.43	(0.09)	0.55	1.69	(2.75)

Total operations	0.76	0.27	0.85	2.06	(2.29)

Distributions
From net investment income	(0.34)	(0.29)	(0.33)	(0.40)	(0.31)
From net realized gains	—	—	(0.03)	(0.15)	(0.60)

Total distributions	(0.34)	(0.29)	(0.36)	(0.55)	(0.91)

Net asset value
End of year	$10.69	$10.27	$10.29	$9.80	$8.29

Total return(C)	7.46%	2.65%	8.93%	25.22%	(21.18)%

Net assets end of year (000’s)	$492,855	$532,350	$551,227	$554,813	$497,129
Ratio and supplemental data
Expenses to average net assets(D)	0.14%	0.13%	0.13%	0.13%	0.14%
Net investment income to average net assets(B)	3.08%	3.43%	3.01%	4.07%	4.47%
Portfolio turnover rate(E)	67%	29%	41%	25%	25%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$10.18	$10.21	$9.73	$8.24	$11.44
Investment operations
Net investment income(A),(B)	0.31	0.33	0.28	0.37	0.48
Net realized and unrealized gain (loss)	0.42	(0.09)	0.54	1.65	(2.79)

Total operations	0.73	0.24	0.82	2.02	(2.31)

Distributions
From net investment income	(0.32)	(0.27)	(0.31)	(0.38)	(0.29)
From net realized gains	—	—	(0.03)	(0.15)	(0.60)

Total distributions	(0.32)	(0.27)	(0.34)	(0.53)	(0.89)

Net asset value
End of year	$10.59	$10.18	$10.21	$9.73	$8.24

Total return(C)	7.20%	2.36%	8.71%	24.90%	(21.40)%

Net assets end of year (000’s)	$1,324,891	$1,148,570	$1,025,268	$823,054	$465,802
Ratio and supplemental data
Expenses to average net assets(D)	0.39%	0.38%	0.38%	0.38%	0.39%
Net investment income to average net assets(B)	2.93%	3.22%	2.86%	4.10%	4.69%
Portfolio turnover rate(E)	67%	29%	41%	25%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the portfolio invests.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the underlying affiliated investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the underlying affiliated investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Conservative VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2 (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.10% of ANA

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.25% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.0175% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of affiliated investments:
Long-term	$1,257,083
U.S. Government	–

Proceeds from maturities and sales of affiliated investments:
Long-term	1,173,841
U.S. Government	–

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $61,746.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$53,207

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	43,104

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$52,016

Undistributed Long-term Capital Gain	2,717

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	27,174

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation - Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation – Conservative VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Conservative VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
151,575,553.0973	2,948,749.1600	10,932,341.4897

Proposal III:  To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
148,986,395.7125	3,597,935.9818	12,872,312.0527

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
148,837,622.6814	3,924,065.8285	12,694,955.2371

Proposal III.C — Concentration

Affirmative	Against	Abstain
148,891,436.8741	3,675,694.9819	12,889,511.8910

Proposal III.D — Diversification

Affirmative	Against	Abstain
151,072,062.5179	2,549,984.2079	11,834,597.0212

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Conservative VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

(unaudited)

MARKET ENVIRONMENT

The financial markets in 2012 were buffeted by political drama, but in the end they finished with respectable gains. The U.S. stock market set a strong pace for global markets, with the Standard and Poor’s 500® Index (“S&P 500®”) up 16.00% for the year. International stocks generally did a bit better, with the Morgan Stanley Capital International-Europe, Australia, and Far East Index (“MSCI-EAFE”) returning 17.90% over that stretch. Meanwhile, emerging markets stocks led the way, with the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) gaining 18.63%. It would have done even better if not held back by lackluster performance from China.

The first quarter of 2012 was focused on the eurozone predicament. The long-awaited Greek debt restructuring finally happened, and as with most things that are long-anticipated, nothing really happened in the markets when the event actually occurred. However, the quarter was generally bullish for stocks: the S&P 500® gained 12.59% and the MSCI-EAFE gained 10.98%. The biggest credit for the rally should probably go to the European Central Bank (“ECB”), which in late 2011 made 3-year loans available to European banks to help ease the strains on their balance sheets, which helped boost confidence that the eurozone would survive intact.

The middle of the year also was influenced by foreign events. Greece held its second election in a matter of months, and managed to elect a centrist party that kept it on the path of necessary but painful austerity. Over the quarter, the market’s attention shifted to Spain, whose banks were jeopardized by bad loans, which in turn threatened the nation’s solvency. Through the second quarter the U.S. economy continued to slog along with a 1.5% growth rate, down from 2% in the first quarter, which along with other weakening economic data, led us to raise our estimate of the probability of a recession. The generally weaker economic data and continued European stress pressured global stock markets. During the second quarter, the S&P 500® fell by 2.75%, and the troubled foreign markets were hit substantially harder, with the MSCI-EAFE falling 6.85%, and MSCI-EMI index falling 8.77%.

Central bankers rode to the rescue of global equity markets during the third quarter. In July, Mario Draghi, the President of the ECB, declared that the central bank would fulfill its lender of last resort function and do “whatever it takes” to protect the eurozone from disintegration. Not long after that, he brought that promise to life by announcing a policy to buy “unlimited” amounts of short-term debt from troubled eurozone countries. In September, the U.S. Federal Reserve (“Fed”) jumped on the unlimited bandwagon, and promised to keep buying billions of mortgage bonds until the unemployment rate fell to 6.5%. This was the first time that Fed officials had explicitly tied future monetary policy actions to economic targets. This unprecedented and unlimited support by two of the world’s largest central banks pushed the stock markets to the peak for the year in mid-October.

Political activity in the U.S. dominated headlines through the fourth quarter, starting with the reelection of President Obama on November 7th. This precipitated a quick decline, as markets feared political gridlock in resolving the fiscal challenges facing the U.S. economy, and led the S&P 500 to fall more than 5% in the 6 trading days after the election. The markets rebounded later in the month and closed the year well, as the nation’s political leadership stumbled toward a partial resolution of the fiscal policy challenges facing the country.

The bond market was characterized by strong returns to credit-sensitive bonds, such as high-yield, and emerging-markets bonds, which performed as well as or better than broad equity indices for the year. The Barclays U.S. Corporate High Yield 2% Issuer Index rose 15.78% for the year; and the Barclays Emerging Markets Bond Index rose 17.95%. In contrast, interest rate-sensitive bonds had only modest gains, with the Barclays U.S. Treasury Bond Index up just 1.99%.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Asset Allocation-Growth VP, Initial Class returned 12.60%. By comparison, its benchmark, the Wilshire 5000® Total Market Index, returned 16.11%.

STRATEGY REVIEW

Transamerica Asset Management, Inc. took over management of this portfolio from Morningstar Investment Management in April 2012, with the new management team consisting of Todd R. Porter and Maciej J. Kowara, both of whom were former managers of this portfolio, when they were previously employed by Morningstar Investment Management and its predecessor Morningstar Associates, LLC.

This portfolio is designed to provide a mix of approximately 95% equity and 5% fixed-income securities under normal conditions. The equity side of the portfolio is meant to cover both domestic, foreign developed and emerging markets distributed across the range of investment styles. The goal is to provide investors one-stop participation in the broad stock markets, using high-quality active portfolio managers. We monitor the underlying managers for performance, portfolio, and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect changes in our views regarding managers’ skill. While this blueprint forms a well-diversified backbone for our portfolios, we also over- and underweight asset classes relative to the long-term targets in response to shorter-term market conditions. Generally those adjustments are intended to help control downside risk within the portfolios. We would rather err in the direction of not making as much in an up market, rather than subject investors to larger than normal losses in a down market.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

(unaudited)

STRATEGY REVIEW (continued)

Such underperformance in up markets was the most significant error in managing the portfolios in 2012. While the portfolio performed adequately in absolute terms in 2012, with below index volatility, it lagged its benchmark for the year. The biggest negative factor in the portfolio’s relative performance was an underweight position in equities that was maintained for most of the year.

Starting in the second quarter, we began to significantly underweight stocks in this portfolio due to our concern about the variety of fiscal policy challenges facing the U.S. and European countries, as well as the evidence of a weakening U.S. economy. This initially helped relative performance through May, as the markets were generally weak in the second quarter. However, as central bank policies started to support the markets, this underweight began to negatively affect performance. In the middle of September, we started slowly adding back to our equity weighting, primarily by directing 100% of the inflow into stock managers, and in December we began to make significant reallocations to our stock managers, more dramatically increasing our equity weighting.

During the year, there were several management changes in the underlying portfolios. One of the most significant for this portfolio was that Levin Capital Strategies, L.P. took over management of Transamerica Large Cap Value fund at the end of July. In the five months since then, that fund has outperformed its Morningstar category average. During the period of our management we also added significantly to some of the underlying portfolios. For example, Transamerica JPMorgan Mid Cap Value VP grew from a 3.4% stake at the end of April to 8.5% of assets at the end of the year. This proved to be a good choice, as that portfolio beat the average fund in its Morningstar category. However, we certainly made negative fund choices as well. We held a position in Transamerica Growth Opportunities over the course of the year, but it was one of the worst performing stock funds in the line-up.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	12.60%	(0.83)%	7.20%	05/01/2002
Wilshire 5000 *	16.11%	2.23%	7.99%
Service Class	12.39%	(1.06)%	6.79%	05/01/2003

NOTES

* The Wilshire 5000® Total Market Index (“Wilshire 5000”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The Example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica Asset Allocation - Growth VP
Initial Class	$1,000.00	$1,057.00	$0.83	$1,024.33	$0.81	0.16%
Service Class	1,000.00	1,057.00	2.12	1,023.08	2.08	0.41

(A)	5% return per year before expenses.
(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).
(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

U.S. Equity	63.5%
Global/International Equity	22.9
Tactical and Specialty	12.6
Fixed Income	1.0
Other Assets and Liabilities - Net	(0.0)	(A)

Total	100.0%

(A)	Amount rounds to less than 0.1%.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

INVESTMENT COMPANIES - 100.0%
Fixed Income - 1.0%
Transamerica Emerging Markets Debt Л	746,550	$8,637
Transamerica Money Market Л	1,003,861	1,004
Global/International Equity - 22.9%
Transamerica Clarion Global Real Estate Securities VP Җ	1,955,766	23,313
Transamerica Developing Markets Equity Л	4,158,050	46,903
Transamerica Emerging Markets Equity Л	2,511,266	25,590
Transamerica International Л	2,349,055	21,893
Transamerica International Equity Opportunities Л	1,339,945	10,076
Transamerica International Small Cap Л	5,126,497	41,320
Transamerica International Value Opportunities Л	1,012,297	9,111
Transamerica Value Л	1,554,284	36,634
Tactical and Specialty - 12.6%
Transamerica Bond Л	2,390,462	25,530
Transamerica Global Macro Л ‡	1,791,188	10,389
Transamerica Managed Futures Strategy Л ‡	8,384,743	82,338

	Shares	Value (000’s)

U.S. Equity - 63.5%
Transamerica Capital Growth Л	3,743,634	$40,656
Transamerica Growth Opportunities Л	1,865,853	16,606
Transamerica Jennison Growth VP Җ	11,471,447	96,819
Transamerica JPMorgan Mid Cap Value VP Җ	4,959,807	80,398
Transamerica Large Cap Growth Л	1,686,381	16,796
Transamerica Large Cap Value Л	8,654,448	97,883
Transamerica Morgan Stanley Mid-Cap Growth VP Җ ‡	438,967	12,313
Transamerica Select Equity Л	7,757,389	88,977
Transamerica Small Cap Growth Л	1,952,573	18,257
Transamerica Small Cap Value Л	2,874,110	28,971
Transamerica Small Company Growth Liquidating Trust ‡ Ə δ § Δ	39,774	390
Transamerica Systematic Small/Mid Cap Value VP Җ	478,137	8,353
Transamerica WMC Diversified Growth VP Җ	3,662,440	88,961

Total Investment Companies (cost $889,880) П		938,118
Other Assets and Liabilities - Net		(249)

Net Assets		$937,869

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

Л	The portfolio invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
Җ	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
‡	Non-income producing security.
Ə	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $390, or 0.04% of the portfolio’s net assets.
δ	Investment in affiliated company of Transamerica Asset Management, Inc.
П	Aggregate cost for federal income tax purposes is $902,677. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $42,347 and $6,906, respectively. Net unrealized appreciation for tax purposes is $35,441.
§	Illiquid. Total aggregate market value of illiquid securities is $390, or 0.04% of the portfolio’s net assets.
Δ	Restricted Security. At 12/31/2012, the portfolio owned the respective securities which were restricted as to public resale:

Investment Security	Description	Acquisition Date	Cost	Value	Value as % of Net Assets

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$390	$390	0.04%

VALUATION SUMMARY (all amounts in thousands): Э

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$937,728	$—	$390	$938,118

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands) (continued): Э

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2011	Purchases[1]	Sales[2]	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) ƒ	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012 ₪	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 12/31/2012 ƒ
Investment Companies	$—	$440	$(43)	$—	$—	$(7)	$—	$—	$390	$(7)

Э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2012 may be due to an investment no longer held or categorized as Level 3 at period end.
₪	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.
1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $889,880)	$938,118
Cash	–	(A)
Receivables:
Shares sold	364
Dividends	–	(A)
Prepaid expenses	5

	938,487

Liabilities:
Accounts payable and accrued liabilities:
Affiliated investment securities purchased	109
Shares redeemed	256
Management and advisory fees	79
Distribution and service fees	47
Transfer agent fees	1
Administration fees	14
Trustees fees	1
Audit and tax fees	12
Printing and shareholder reports fees	76
Other	23

	618

Net assets	$937,869

Net assets consist of:
Capital stock ($.01 par value)	$1,041
Additional paid-in capital	1,143,955
Undistributed net investment income	12,325
Accumulated net realized loss from investments in affiliated investment companies	(267,690)
Net unrealized appreciation on investments in affiliated investment companies	48,238

Net assets	$937,869

Net assets by class:
Initial Class	$711,850
Service Class	226,019
Shares outstanding:
Initial Class	78,905
Service Class	25,236
Net asset value and offering price per share:
Initial Class	$9.02
Service Class	8.96

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from affiliated investment companies	$14,300

Total investment income	14,300

Expenses:
Management and advisory	958
Distribution and service:
Service Class	564
Printing and shareholder reports	143
Custody	31
Administration	151
Legal	49
Audit and tax	13
Trustees	32
Transfer agent	7
Other	27

Total expenses	1,975

Net investment income	12,325

Net realized gain (loss) from:
Investments in affiliated investment companies	1,130
Distributions from investments in affiliated investment companies	22,777

23,907

Net change in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	75,305

Net realized and change in unrealized gain on investments in affiliated investment companies	99,212

Net increase in net assets resulting from operations	$111,537

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$12,325	$12,015
Net realized gain (loss) from investments and distributions from investments in affiliated investment companies	23,907	(46,804)
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	75,305	(22,925)

Net increase (decrease) in net assets resulting from operations	111,537	(57,714)

Distributions to shareholders:
From net investment income:
Initial Class	(9,570)	(9,483)
Service Class	(2,445)	(2,256)

Total distributions to shareholders	(12,015)	(11,739)

Capital share transactions:
Proceeds from shares sold:
Initial Class	36,534	57,598
Service Class	44,447	64,166

	80,981	121,764

Dividends and distributions reinvested:
Initial Class	9,570	9,483
Service Class	2,445	2,256

	12,015	11,739

Cost of shares redeemed:
Initial Class	(124,434)	(147,728)
Service Class	(47,442)	(83,123)

	(171,876)	(230,851)

Net decrease in net assets resulting from capital shares transactions	(78,880)	(97,348)

Net increase (decrease) in net assets	20,642	(166,801)

Net assets:
Beginning of year	917,227	1,084,028

End of year	$937,869	$917,227

Undistributed net investment income	$12,325	$12,015

Share activity:
Shares issued:
Initial Class	4,179	6,722
Service Class	5,080	7,338

	9,259	14,060

Shares issued-reinvested from dividend and distributions:
Initial Class	1,097	1,191
Service Class	282	285

	1,379	1,476

Shares redeemed:
Initial Class	(14,206)	(17,145)
Service Class	(5,468)	(9,953)

	(19,674)	(27,098)

Net increase (decrease) in shares outstanding:
Initial Class	(8,930)	(9,232)
Service Class	(106)	(2,330)

	(9,036)	(11,562)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$8.12	$8.70	$7.66	$6.57	$13.77
Investment operations
Net investment income(A),(B)	0.12	0.11	0.10	0.09	0.20
Net realized and unrealized gain (loss)	0.90	(0.58)	1.03	1.80	(5.02)

Total operations	1.02	(0.47)	1.13	1.89	(4.82)

Distributions
From net investment income	(0.12)	(0.11)	(0.09)	(0.20)	(0.30)
From net realized gains	—	—	—	(0.60)	(2.08)

Total distributions	(0.12)	(0.11)	(0.09)	(0.80)	(2.38)

Net asset value
End of year	$9.02	$8.12	$8.70	$7.66	$6.57

Total return(C)	12.60%	(5.42)%	14.95%	29.82%	(39.63)%

Net assets end of year (000’s)	$711,850	$713,019	$844,916	$808,954	$658,400
Ratio and supplemental data
Expenses to average net assets(D)	0.15%	0.14%	0.14%	0.14%	0.14%
Net investment income to average net assets(B)	1.34%	1.22%	1.23%	1.21%	1.94%
Portfolio turnover rate(E)	63%	27%	16%	18%	19%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$8.06	$8.64	$7.61	$6.52	$13.67
Investment operations
Net investment income(A),(B)	0.10	0.08	0.08	0.06	0.17
Net realized and unrealized gain (loss)	0.90	(0.57)	1.02	1.79	(4.97)

Total operations	1.00	(0.49)	1.10	1.85	(4.80)

Distributions
From net investment income	(0.10)	(0.09)	(0.07)	(0.17)	(0.27)
From net realized gains	—	—	—	(0.59)	(2.08)

Total distributions	(0.10)	(0.09)	(0.07)	(0.76)	(2.35)

Net asset value
End of year	$8.96	$8.06	$8.64	$7.61	$6.52

Total return(C)	12.39%	(5.69)%	14.65%	29.54%	(39.75)%

Net assets end of year (000’s)	$226,019	$204,208	$239,112	$215,166	$171,239
Ratio and supplemental data
Expenses to average net assets(D)	0.40%	0.39%	0.39%	0.39%	0.39%
Net investment income to average net assets(B)	1.12%	0.94%	0.99%	0.98%	1.51%
Portfolio turnover rate(E)	63%	27%	16%	18%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the portfolio invests.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the underlying affiliated investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the underlying affiliated investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Growth VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2 (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities using significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the year. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies:  Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.10% of ANA

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.25% Expense Limit

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.0175% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of affiliated investments:
Long-term	$602,887
U.S. Government	–

Proceeds from maturities and sales of affiliated investments:
Long-term	658,620
U.S. Government	–

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(5)

Undistributed (accumulated) net investment income (loss)	–

Undistributed (accumulated) net realized gain (loss) from investment securities	5

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$46,708	December 31, 2017

77,687	December 31, 2018

130,498	Long-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $13,211.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$12,015

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	11,739

Long-term Capital Gain	–

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$12,325

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(254,893)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	35,441

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation - Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation - Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation - Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II:	To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
94,890,169.2009	4,934,899.3691	6,818,934.3810

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
93,678,450.0940	5,277,182.0327	7,688,370.8243

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
94,716,422.2053	4,588,430.4740	7,339,150.2717

Proposal III.C — Concentration

Affirmative	Against	Abstain
93,484,544.7437	5,333,572.1480	7,825,886.0593

Proposal III.D — Diversification

Affirmative	Against	Abstain
94,618,272.2790	4,568,871.9009	7,456,858.7711

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The financial markets in 2012 were buffeted by political drama, but in the end they finished with respectable gains. The U.S. stock market set a strong pace for global markets, with the Standard and Poor’s 500® Index (“S&P 500®”) up 16.00% for the year. International stocks generally did a bit better, with the Morgan Stanley Capital International-Europe, Australia, and Far East Index (“MSCI-EAFE”) returning 17.90% over that stretch. Meanwhile, emerging markets stocks led the way, with the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) gaining 18.63%. It would have done even better if not held back by lackluster performance from China.

The first quarter of 2012 was focused on the eurozone predicament. The long-awaited Greek debt restructuring finally happened, and as with most things that are long-anticipated, nothing really happened in the markets when the event actually occurred. However, the quarter was generally bullish for stocks: the S&P 500® gained 12.59% and the MSCI-EAFE gained 10.98%. The biggest credit for the rally should probably go to the European Central Bank (“ECB”), which in late 2011 made 3-year loans available to European banks to help ease the strains on their balance sheets, which helped boost confidence that the eurozone would survive intact.

The middle of the year also was influenced by foreign events. Greece held its second election in a matter of months, and managed to elect a centrist party that kept it on the path of necessary but painful austerity. Over the quarter, the market’s attention shifted to Spain, whose banks were jeopardized by bad loans, which in turn threatened the nation’s solvency. Through the second quarter the U.S. economy continued to slog along with a 1.5% growth rate, down from 2% in the first quarter, which along with other weakening economic data, led us to raise our estimate of the probability of a recession. The generally weaker economic data and continued European stress pressured global stock markets. During the second quarter, the S&P 500® fell by 2.75%, and the troubled foreign markets were hit substantially harder, with the MSCI-EAFE falling 6.85%, and MSCI-EMI index falling 8.77%.

Central bankers rode to the rescue of global equity markets during the third quarter. In July, Mario Draghi, the President of the ECB, declared that the central bank would fulfill its lender of last resort function and do “whatever it takes” to protect the eurozone from disintegration. Not long after that, he brought that promise to life by announcing a policy to buy “unlimited” amounts of short-term debt from troubled eurozone countries. In September, the U.S. Federal Reserve (“Fed”) jumped on the unlimited bandwagon, and promised to keep buying billions of mortgage bonds until the unemployment rate fell to 6.5%. This was the first time that Fed officials had explicitly tied future monetary policy actions to economic targets. This unprecedented and unlimited support by two of the world’s largest central banks pushed the stock markets to the peak for the year in mid-October.

Political activity in the U.S. dominated headlines through the fourth quarter, starting with the reelection of President Obama on November 7th. This precipitated a quick decline, as markets feared political gridlock in resolving the fiscal challenges facing the U.S. economy, and led the S&P 500 to fall more than 5% in the 6 trading days after the election. The markets rebounded later in the month and closed the year well, as the nation’s political leadership stumbled toward a partial resolution of the fiscal policy challenges facing the country.

The bond market was characterized by strong returns to credit-sensitive bonds, such as high-yield, and emerging-markets bonds, which performed as well as or better than broad equity indices for the year. The Barclays U.S. Corporate High Yield 2% Issuer Index rose 15.78% for the year; and the Barclays Emerging Markets Bond Index rose 17.95%. In contrast, interest rate-sensitive bonds had only modest gains, with the Barclays U.S. Treasury Bond Index up just 1.99%.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Asset Allocation - Moderate Growth VP, Initial Class returned 10.64%. By comparison, its primary and secondary benchmarks, the Wilshire 5000® Total Market Index and the Barclays U.S. Aggregate Bond Index, returned 16.11% and 4.22%, respectively.

STRATEGY REVIEW

Transamerica Asset Management, Inc. took over management of this portfolio from Morningstar Investment Management in April 2012, with the new management team consisting of Todd R. Porter and Maciej J. Kowara, both of whom were former managers of this portfolio, when they were previously employed by Morningstar Investment Management and its predecessor Morningstar Associates, LLC.

This portfolio is designed to provide a mix of approximately 70% equity and 30% fixed-income securities under normal conditions. However, under volatility-control guidelines keyed to the Deutsche Bank Equity Volatility–U.S. 6-Month Index, the portfolio’s overall equity weight can range from 50% (when market volatility is unusually high) to 86% (when volatility is extremely low). The equity side of the portfolio is meant to cover both domestic, foreign developed and emerging markets distributed across the range of investment styles. The fixed-income portion covers Treasuries, inflation-protected securities, corporates, mortgages, high-yield, foreign developed, and emerging markets bonds. The goal is to provide investors one-stop participation in the broad financial markets, using high-quality active portfolio managers.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

(unaudited)

STRATEGY REVIEW (continued)

We monitor the underlying managers for performance, portfolio, and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect changes in our views regarding managers’ skill. While this blueprint forms a well-diversified backbone for our portfolios, we also over- and underweight asset classes relative to the long-term targets in response to shorter-term market conditions. Generally those adjustments are intended to help control downside risk within the portfolios. We would rather err in the direction of not making as much in an up market, rather than subject investors to larger than normal losses in a down market.

Such underperformance in up markets was the most significant error in managing the portfolios in 2012. While the portfolio performed adequately in absolute terms in 2012, with relatively low volatility, it lagged its peers for the year. The biggest negative factor in the portfolio’s relative performance was an underweight position in equities that was maintained for most of the year.

At the beginning of the year, the volatility-control related adjustments to the portfolio’s equity weightings resulted in lower equity weightings through March. Starting in the second quarter, we increased the amount of the underweight due to our concern about the variety of fiscal policy challenges facing the U.S. and European countries, as well as the evidence of a weakening U.S. economy. This initially helped relative performance through May, as the markets were generally weak in the second quarter. However, as central bank policies started to support the markets, this underweight began to negatively affect performance. In the middle of September, we started slowly adding back to our equity weighting, primarily by directing 100% of the inflow into stock managers, and in December we made significant reallocations to our stock managers, more dramatically increasing our equity weighting.

During the year, there were several management changes in the underlying portfolios. One of the most significant for this portfolio was that Levin Capital Strategies, L.P. took over management of the Transamerica Large Cap Value fund at the end of July. In the five months since then, that fund has outperformed its Morningstar category average. During the period of our management we also added significantly to some of the underlying portfolios. For example, Transamerica JPMorgan Mid Cap Value VP grew from less than 2% stake at the end of March to 3.7% of assets at the end of the year. This proved to be a good choice, as that portfolio beat the average fund in its Morningstar category. However, we certainly made negative portfolio choices as well. We held onto a position in Transamerica Growth Opportunities over the course of the year, but it was one of the worst performing stock funds in the line-up.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	10.64%	1.04%	7.45%	05/01/2002
Wilshire 5000 *	16.11%	2.23%	7.99%
Barclays U.S. Aggregate Bond *	4.22%	5.95%	5.18%
Service Class	10.37%	0.79%	7.00%	05/01/2003

NOTES

* The Wilshire 5000® Total Market Index (“Wilshire 5000”) and the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica Asset Allocation - Moderate Growth VP
Initial Class	$1,000.00	$1,051.50	$0.72	$1,024.43	$0.71	0.14%
Service Class	1,000.00	1,050.30	2.01	1,023.18	1.98	0.39

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

U.S. Equity	46.4%
Fixed Income	29.0
Global/International Equity	14.9
Inflation-Protected Securities	5.5
Tactical and Specialty	4.2
Other Assets and Liabilities - Net	(0.0	)(A)

Total	100.0%

(A)	Amount rounds to less than 0.1%.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

INVESTMENT COMPANIES - 100.0%
Fixed Income - 29.0%
Transamerica AEGON U.S. Government Securities VP Җ	4,719,420	$62,438
Transamerica Core Bond Л	27,205,775	291,646
Transamerica Emerging Markets Debt Л	12,871,183	148,920
Transamerica High Yield Bond Л	2,648,342	25,874
Transamerica International Bond Л	5,969,396	60,888
Transamerica Money Market Л	244,024,131	244,024
Transamerica PIMCO Total Return VP Җ	25,309,121	305,734
Transamerica Short-Term Bond Л	24,467,729	251,528
Global/International Equity - 14.9%
Transamerica Clarion Global Real Estate Securities VP Җ	6,462,827	77,037
Transamerica Developing Markets Equity Л	11,883,371	134,045
Transamerica Emerging Markets Equity Л	7,680,514	78,264
Transamerica Income & Growth Л	9,021,412	89,853
Transamerica International Л	5,902,876	55,015
Transamerica International Equity Л	3,111,171	47,010
Transamerica International Equity Opportunities Л	3,050,931	22,943
Transamerica International Small Cap Л	10,563,546	85,142
Transamerica International Value Opportunities Л	5,280,812	47,527
Transamerica Value Л	3,357,624	79,139
Inflation-Protected Securities - 5.5%
Transamerica Real Return TIPS Л	24,387,253	266,065

	Shares	Value (000’s)

Tactical and Specialty - 4.2%
Transamerica Bond Л	12,355,583	$131,957
Transamerica Global Allocation Л	6,619,568	70,962
U.S. Equity - 46.4%
Transamerica BlackRock Large Cap Value VP Җ	11,630,239	175,384
Transamerica Capital Growth Л	14,198,554	154,196
Transamerica Growth Opportunities Л	13,547,576	120,573
Transamerica Jennison Growth VP Җ	35,617,598	300,613
Transamerica JPMorgan Mid Cap Value VP Җ	10,830,534	175,563
Transamerica Large Cap Growth Л	10,065,621	100,254
Transamerica Large Cap Value Л	28,703,329	324,636
Transamerica Morgan Stanley Mid-Cap Growth VP Җ ‡	1,926,855	54,048
Transamerica Select Equity Л	28,176,461	323,184
Transamerica Small Cap Growth Л	9,770,729	91,356
Transamerica Small Cap Value Л	9,447,451	95,230
Transamerica Small Company Growth Liquidating Trust ‡ Ə δ § ∆	210,106	2,062
Transamerica WMC Diversified Growth VP Җ	12,887,884	313,047

Total Investment Companies (cost $4,607,815) ∏		4,806,157
Other Assets and Liabilities - Net		(1,254)

Net Assets		$4,804,903

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

Җ	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
Л	The portfolio invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
‡	Non-income producing security.
Ə	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $2,062, or 0.04% of the portfolio’s net assets.
δ	Investment in affiliated company of Transamerica Asset Management, Inc.
∏	Aggregate cost for federal income tax purposes is $4,633,971. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $208,386 and $36,200, respectively. Net unrealized appreciation for tax purposes is $172,186.
§	Illiquid. Total aggregate market value of illiquid securities is $2,062, or 0.04% of the portfolio’s net assets.
∆	Restricted Security. At 12/31/2012, the portfolio owned the respective securities which were restricted as to public resale:

Investment Security	Description	Acquisition Date	Cost	Value	Value as % of Net Assets

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$2,062	$2,062	0.04%

VALUATION SUMMARY (all amounts in thousands): э

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$4,804,095	$—	$2,062	$4,806,157

The notes to the financial statements are an integral part of this report.		Annual Report 2012
Transamerica Series Trust

Transamerica Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands) (continued): Э

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2011	Purchases[1]	Sales[2]	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) ƒ	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012 ₪	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 12/31/2012 ƒ
Investment Companies	$—	$2,326	$(230)	$—	$5	$(39)	$—	$—	$2,062	$(39)

Э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2012 may be due to an investment no longer held or categorized as Level 3 at period end.
₪	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.
1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns, and securities tendered in a corporate action.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $4,607,815)	$4,806,157
Receivables:
Affiliated investment securities sold	1,318
Shares sold	129
Dividends	219
Prepaid expenses	24

4,807,847

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,447
Management and advisory fees	406
Distribution and service fees	755
Transfer agent fees	5
Administration fees	71
Trustees fees	6
Audit and tax fees	12
Printing and shareholder reports fees	123
Other	119

2,944

Net assets	$4,804,903

Net assets consist of:
Capital stock ($.01 par value)	$4,427
Additional paid-in capital	4,948,203
Undistributed net investment income	110,683
Accumulated net realized loss from investments in affiliated investment companies	(456,752)
Net unrealized appreciation on investments in affiliated investment companies	198,342

Net assets	$4,804,903

Net assets by class:
Initial Class	$1,228,709
Service Class	3,576,194
Shares outstanding:
Initial Class	112,308
Service Class	330,425
Net asset value and offering price per share:
Initial Class	$10.94
Service Class	10.82

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from affiliated investment companies	$126,351

Total investment income	126,351

Expenses:
Management and advisory	4,830
Distribution and service:
Service Class	8,909
Printing and shareholder reports	437
Custody	128
Administration	764
Legal	252
Audit and tax	18
Trustees	161
Transfer agent	33
Other	136

Total expenses	15,668

Net investment income	110,683

Net realized gain (loss) from:
Investments in affiliated investment companies	(1,376)
Distributions from investments in affiliated investment companies	102,087

100,711

Net change in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	263,568

Net realized and change in unrealized gain on investments in affiliated investment companies	364,279

Net increase in net assets resulting from operations	$474,962

The notes to the financial statements are an integral part of this report. Transamerica Series Trust Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$110,683	$111,327
Net realized gain (loss) from investments and distributions from investments in affiliated investment companies	100,711	(71,053)
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	263,568	(148,780)

Net increase (decrease) in net assets resulting from operations	474,962	(108,506)

Distributions to shareholders:
From net investment income:
Initial Class	(31,073)	(27,633)
Service Class	(80,254)	(67,715)

Total distributions to shareholders	(111,327)	(95,348)

Capital share transactions:
Proceeds from shares sold:
Initial Class	55,866	69,754
Service Class	191,592	182,457

	247,458	252,211

Dividends and distributions reinvested:
Initial Class	31,073	27,633
Service Class	80,254	67,715

	111,327	95,348

Cost of shares redeemed:
Initial Class	(193,178)	(250,781)
Service Class	(342,401)	(421,166)

	(535,579)	(671,947)

Net decrease in net assets resulting from capital shares transactions	(176,794)	(324,388)

Net increase (decrease) in net assets	186,841	(528,242)

Net assets:
Beginning of year	4,618,062	5,146,304

End of year	$4,804,903	$4,618,062

Undistributed net investment income	$110,683	$111,327

Share activity:
Shares issued:
Initial Class	5,222	6,531
Service Class	18,080	17,203

	23,302	23,734

Shares issued-reinvested from dividend and distributions:
Initial Class	2,929	2,769
Service Class	7,636	6,854

	10,565	9,623

Shares redeemed:
Initial Class	(17,979)	(23,484)
Service Class	(32,308)	(40,749)

	(50,287)	(64,233)

Net increase (decrease) in shares outstanding:
Initial Class	(9,828)	(14,184)
Service Class	(6,592)	(16,692)

	(16,420)	(30,876)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$10.14	$10.58	$9.61	$8.16	$14.07
Investment operations
Net investment income(A),(B)	0.26	0.25	0.21	0.23	0.34
Net realized and unrealized gain (loss)	0.81	(0.47)	0.98	2.00	(4.58)

Total operations	1.07	(0.22)	1.19	2.23	(4.24)

Distributions
From net investment income	(0.27)	(0.22)	(0.22)	(0.30)	(0.34)
From net realized gains	—	—	—	(0.48)	(1.33)

Total distributions	(0.27)	(0.22)	(0.22)	(0.78)	(1.67)

Net asset value
End of year	$10.94	$10.14	$10.58	$9.61	$8.16

Total return(C)	10 .64%	(2.01)%	12.73%	28.16%	(32.76)%

Net assets end of year (000’s)	$1,228,709	$1,238,065	$1,442,467	$1,426,280	$1,217,825
Ratio and supplemental data
Expenses to average net assets(D)	0.14%	0.13%	0.13%	0.13%	0.13%
Net investment income to average net assets(B)	2.45%	2.37%	2.13%	2.61%	2.94%
Portfolio turnover rate(E)	59%	30%	29%	13%	18%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$10.03	$10.47	$9.52	$8.09	$13.97
Investment operations
Net investment income(A),(B)	0.24	0.23	0.19	0.21	0.34
Net realized and unrealized gain (loss)	0.79	(0.47)	0.96	1.98	(4.58)

Total operations	1.03	(0.24)	1.15	2.19	(4.24)

Distributions
From net investment income	(0.24)	(0.20)	(0.20)	(0.28)	(0.32)
From net realized gains	—	—	—	(0.48)	(1.32)

Total distributions	(0.24)	(0.20)	(0.20)	(0.76)	(1.64)

Net asset value
End of year	$10.82	$10.03	$10.47	$9.52	$8.09

Total return(C)	10.37%	(2 .28)%	12.40%	27.87%	(32 .92)%

Net assets end of year (000’s)	$3,576,194	$3,379,997	$3,703,837	$3,289,225	$2,187,892
Ratio and supplemental data
Expenses to average net assets(D)	0.39%	0.38%	0.38%	0.38%	0.38%
Net investment income to average net assets(B)	2.24%	2.16%	1.94%	2.49%	2.99%
Portfolio turnover rate(E)	59%	30%	29%	13%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the portfolio invests.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the underlying affiliated investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the underlying affiliated investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, all of the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Moderate Growth VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2 (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities using significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the year. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies:  Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.10% of ANA

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.25% Expense Limit

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.0175% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of affiliated investments:
Long-term	$2,832,722
U.S. Government	–

Proceeds from maturities and sales of affiliated investments:
Long-term	2,908,133
U.S. Government	–

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$ 84,412	December 31, 2017

103,515	December 31, 2018

242,669	Long-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $96,671.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$111,327

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	95,348

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$110,683

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(430,596)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	172,186

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation - Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation - Moderate Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation - Moderate Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed
Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
408,137,404.4046	10,426,060.0477	27,185,552.6947

Proposal III:  To approve changes to the fundamental investment policies

      Proposal III.A — Underwriting

Affirmative	Against	Abstain
400,811,790.5876	12,361,288.1904	32,575,938.3690

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

      Proposal III.B — Real Estate

Affirmative	Against	Abstain
400,591,999.0793	13,352,039.6898	31,804,978.3779

      Proposal III.C — Concentration

Affirmative	Against	Abstain
400,344,480.9521	12,958,392.4677	32,446,143.7272

      Proposal III.D — Diversification

Affirmative	Against	Abstain
406,617,917.5722	9,952,542.1934	29,178,557.3814

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

(unaudited)

MARKET ENVIRONMENT

The financial markets in 2012 were buffeted by political drama, but in the end they finished with respectable gains. The U.S. stock market set a strong pace for global markets, with the Standard and Poor’s 500® Index (“S&P 500®”) up 16.00% for the year. International stocks generally did a bit better, with the Morgan Stanley Capital International-Europe, Australia, and Far East Index (“MSCI-EAFE”) returning 17.90% over that stretch. Meanwhile, emerging markets stocks led the way, with the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) gaining 18.63%. It would have done even better if not held back by lackluster performance from China.

The first quarter of 2012 was focused on the eurozone predicament. The long-awaited Greek debt restructuring finally happened, and as with most things that are long-anticipated, nothing really happened in the markets when the event actually occurred. However, the quarter was generally bullish for stocks: the S&P 500® gained 12.59% and the MSCI-EAFE gained 10.98%. The biggest credit for the rally should probably go to the European Central Bank (“ECB”), which in late 2011 made 3-year loans available to European banks to help ease the strains on their balance sheets, which helped boost confidence that the eurozone would survive intact.

The middle of the year also was influenced by foreign events. Greece held its second election in a matter of months, and managed to elect a centrist party that kept it on the path of necessary but painful austerity. Over the quarter, the market’s attention shifted to Spain, whose banks were jeopardized by bad loans, which in turn threatened the nation’s solvency. Through the second quarter the U.S. economy continued to slog along with a 1.5% growth rate, down from 2% in the first quarter, which along with other weakening economic data, led us to raise our estimate of the probability of a recession. The generally weaker economic data and continued European stress pressured global stock markets. During the second quarter, the S&P 500® fell by 2.75%, and the troubled foreign markets were hit substantially harder, with the MSCI-EAFE falling 6.85%, and MSCI-EMI index falling 8.77%.

Central bankers rode to the rescue of global equity markets during the third quarter. In July, Mario Draghi, the President of the ECB, declared that the central bank would fulfill its lender of last resort function and do “whatever it takes” to protect the eurozone from disintegration. Not long after that, he brought that promise to life by announcing a policy to buy “unlimited” amounts of short-term debt from troubled eurozone countries. In September, the U.S. Federal Reserve (“Fed”) jumped on the unlimited bandwagon, and promised to keep buying billions of mortgage bonds until the unemployment rate fell to 6.5%. This was the first time that Fed officials had explicitly tied future monetary policy actions to economic targets. This unprecedented and unlimited support by two of the world’s largest central banks pushed the stock markets to the peak for the year in mid-October.

Political activity in the U.S. dominated headlines through the fourth quarter, starting with the reelection of President Obama on November 7th. This precipitated a quick decline, as markets feared political gridlock in resolving the fiscal challenges facing the U.S. economy, and led the S&P 500 to fall more than 5% in the 6 trading days after the election. The markets rebounded later in the month and closed the year well, as the nation’s political leadership stumbled toward a partial resolution of the fiscal policy challenges facing the country.

The bond market was characterized by strong returns to credit-sensitive bonds, such as high-yield, and emerging-markets bonds, which performed as well as or better than broad equity indices for the year. The Barclays U.S. Corporate High Yield 2% Issuer Index rose 15.78% for the year; and the Barclays Emerging Markets Bond Index rose 17.95%. In contrast, interest rate-sensitive bonds had only modest gains, with the Barclays U.S. Treasury Bond Index up just 1.99%.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Asset Allocation-Moderate VP, Initial Class returned 9.44%. By comparison, its primary and secondary benchmarks, the Wilshire 5000® Total Market Index and the Barclays U.S. Aggregate Bond Index, returned 16.11% and 4.22%, respectively.

STRATEGY REVIEW

Transamerica Asset Management, Inc. took over management of this portfolio from Morningstar Associates, LLC in April 2012, with the new management team consisting of Todd R. Porter and Maciej J. Kowara, both of whom were former managers of this portfolio, when they were previously employed by Morningstar Associates, LLC.

This portfolio is designed to provide a mix of approximately 50% equity and 50% fixed-income securities under normal conditions. However, under volatility-control guidelines keyed to the Deutsche Bank Equity Volatility–U.S. 6-Month Index, the fund’s overall equity weight can range from 30% (when market volatility is unusually high) to 66% (when volatility is extremely low). The equity side of the portfolio is meant to cover both domestic, foreign developed and emerging markets distributed across the range of investment styles. The fixed-income portion covers Treasuries, inflation-protected securities, corporates, mortgages, high-yield, foreign developed, and emerging markets bonds. The goal is to provide investors one-stop participation in the broad financial markets, using high-quality active fund managers.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

(unaudited)

STRATEGY REVIEW (continued)

We monitor the underlying managers for performance, portfolio, and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect changes in our views regarding managers’ skill. While this blueprint forms a well-diversified backbone for our portfolios, we also over- and underweight asset classes relative to the long-term targets in response to shorter-term market conditions. Generally those adjustments are intended to help control downside risk within the portfolios. We would rather err in the direction of not making as much in an up market, rather than subject investors to larger than normal losses in a down market.

Such underperformance in up markets was the most significant error in managing the portfolios in 2012. While the portfolio performed adequately in absolute terms in 2012, with relatively low volatility, it lagged its peers for the year. The biggest negative factor in the portfolio’s relative performance was an underweight position in equities that was maintained for most of the year.

At the beginning of the year, the volatility-control related adjustments to the portfolio’s equity weightings resulted in lower equity weightings through March. Starting in the second quarter, we increased the amount of the underweight due to our concern about the variety of fiscal policy challenges facing the U.S. and European countries, as well as the evidence of a weakening U.S. economy. This initially helped relative performance through May, as the markets were generally weak in the second quarter. However, as central bank policies started to support the markets, this underweight began to negatively affect performance. In the middle of September, we started slowly adding back to our equity weighting, primarily by directing 100% of the inflow into stock managers, and in December we made significant reallocations to our stock managers, more dramatically increasing our equity weighting.

During the year, there were several management changes in the underlying portfolios. One of the most significant for this portfolio was that Levin Capital Strategies, L.P. took over management of Transamerica Large Cap Value at the end of July. In the five months since then, that fund has outperformed its Morningstar category. During the period of our management we also added significantly to some of the underlying portfolios. For example, Transamerica JPMorgan Mid Cap Value VP grew from less than 2% stake at the end of April to 4.3% of assets at the end of the year. This proved to be a good choice, as that portfolio beat the average fund in its Morningstar category. However, we certainly made negative fund choices as well. We held a position in Transamerica Growth Opportunities over the course of the year, but it was one of the worst performing stock funds in the line-up.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	9.44%	2.60%	7.42%	05/01/2002
Wilshire 5000 *	16.11%	2.23%	7.99%
Barclays U.S. Aggregate Bond *	4.22%	5.95%	5.18%
Service Class	9.11%	2.34%	6.90%	05/01/2003

NOTES

* The Wilshire 5000® Total Market Index (“Wilshire 5000”) and the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The Example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica Asset Allocation - Moderate VP
Initial Class	$1,000.00	$1,047.40	$0.72	$1,024.43	$0.71	0.14%
Service Class	1,000.00	1,045.90	2.01	1,023.18	1.98	0.39

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

Asset Type	% of Net Assets

Fixed Income	50.1%
U.S. Equity	31.1
Global/International Equity	8.3
Inflation-Protected Securities	5.4
Tactical and Specialty	5.1
Other Assets and Liabilities - Net	(0.0	)(A)

Total	100.0%

(A)	Amount rounds to less than 0.1%.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

INVESTMENT COMPANIES - 100.0%
Fixed Income - 50.1%
Transamerica AEGON U.S. Government Securities VP Җ	7,871,608	$104,141
Transamerica Core Bond Л	36,822,425	394,736
Transamerica Emerging Markets Debt Л	16,006,068	185,190
Transamerica High Yield Bond Л	3,023,232	29,537
Transamerica International Bond Л	4,288,229	43,740
Transamerica Money Market Л	266,521,945	266,522
Transamerica PIMCO Total Return VP Җ	35,455,835	428,306
Transamerica Short-Term Bond Л	73,249,483	753,006
Global/International Equity - 8.3%
Transamerica Clarion Global Real Estate Securities VP Җ	5,596,571	66,711
Transamerica Developing Markets Equity Л	3,559,961	40,156
Transamerica Emerging Markets Equity Л	2,428,318	24,745
Transamerica Income & Growth Л	4,917,893	48,982
Transamerica International Л	2,624,791	24,463
Transamerica International Equity Opportunities Л	5,900,626	44,373
Transamerica International Small Cap Л	4,937,827	39,799
Transamerica International Value Opportunities Л	4,900,489	44,104
Transamerica Value Л	1,332,484	31,407

	Shares	Value (000’s)

Inflation-Protected Securities - 5.4%
Transamerica Real Return TIPS Л	21,740,302	$237,187
Tactical and Specialty - 5.1%
Transamerica Bond Л	17,638,765	188,382
Transamerica Global Allocation Л	3,450,882	36,993
U.S. Equity - 31.1%
Transamerica BlackRock Large Cap Value VP Җ	7,927,464	119,546
Transamerica Capital Growth Л	9,699,327	105,335
Transamerica Growth Opportunities Л	5,916,460	52,656
Transamerica Jennison Growth VP Җ	20,102,198	169,663
Transamerica JPMorgan Mid Cap Value VP Җ	11,674,178	189,238
Transamerica Large Cap Value Л	15,908,143	179,921
Transamerica Select Equity Л	15,915,569	182,552
Transamerica Small Cap Growth Л	6,881,183	64,339
Transamerica Small Cap Value Л	9,735,056	98,129
Transamerica Small Company Growth Liquidating Trust ‡ Ə δ § Δ	77,083	757
Transamerica WMC Diversified Growth VP Җ	8,475,078	205,860

Total Investment Companies (cost $4,253,316) П		4,400,476
Other Assets and Liabilities - Net		(759)

Net Assets		$4,399,717

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

Л	The portfolio invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
Җ	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
‡	Non-income producing security.
Ə	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $757, or 0.02% of the portfolio’s net assets.
δ	Investment in affiliated company of Transamerica Asset Management, Inc.
П	Aggregate cost for federal income tax purposes is $4,266,570. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $152,297 and $18,391, respectively. Net unrealized appreciation for tax purposes is $133,906.
§	Illiquid. Total aggregate market value of illiquid securities is $757, or 0.02% of the portfolio’s net assets.
Δ	Restricted Security. At 12/31/2012, the portfolio owned the respective securities which were restricted as to public resale:

Investment Security	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$757	$757	0.02%

VALUATION SUMMARY (all amounts in thousands): Э

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$4,399,719	$—	$757	$4,400,476

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands) (continued): Э

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2011	Purchases[1]	Sales[2]	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) ƒ	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012 ₪	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 12/31/2012 ƒ
Investment Companies	$—	$853	$(84)	$—	$2	$(14)	$—	$—	$757	$(14)

Э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2012 may be due to an investment no longer held or categorized as Level 3 at period end.
₪	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.
1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $4,253,316)	$4,400,476
Receivables:
Shares sold	1,755
Dividends	584
Prepaid expenses	20

4,402,835

Liabilities:
Accounts payable and accrued liabilities:
Affiliated investment securities purchased	558
Shares redeemed	1,197
Management and advisory fees	370
Distribution and service fees	733
Transfer agent fees	5
Administration fees	65
Trustees fees	5
Audit and tax fees	12
Printing and shareholder reports fees	66
Other	107

3,118

Net assets	$4,399,717

Net assets consist of:
Capital stock ($.01 par value)	$4,056
Additional paid-in capital	4,257,378
Undistributed net investment income	117,524
Accumulated net realized loss from investments in affiliated investment companies	(126,401)
Net unrealized appreciation on investments in affiliated investment companies	147,160

Net assets	$4,399,717

Net assets by class:
Initial Class	$911,127
Service Class	3,488,590
Shares outstanding:
Initial Class	83,353
Service Class	322,283
Net asset value and offering price per share:
Initial Class	$10.93
Service Class	10.82

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from affiliated investment companies	$131,200

Total investment income	131,200

Expenses:
Management and advisory	4,117
Distribution and service:
Service Class	7,934
Printing and shareholder reports	343
Custody	111
Administration	655
Legal	225
Audit and tax	16
Trustees	137
Transfer agent	28
Other	110

Total expenses	13,676

Net investment income	117,524

Net realized gain (loss) from:
Investments in affiliated investment companies	67,543
Distributions from investments in affiliated investment companies	63,459

131,002

Net change in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	105,001

Net realized and change in unrealized gain on investments in affiliated investment companies	236,003

Net increase in net assets resulting from operations	$353,527

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$117,524	$105,536
Net realized gain from investments and distributions from investments in affiliated investment companies	131,002	30,163
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	105,001	(129,897)

Net increase in net assets resulting from operations	353,527	5,802

Distributions to shareholders:
From net investment income:
Initial Class	(24,713)	(23,238)
Service Class	(80,823)	(54,665)

Total distributions to shareholders	(105,536)	(77,903)

Capital share transactions:
Proceeds from shares sold:
Initial Class	43,842	77,426
Service Class	589,019	756,934

	632,861	834,360

Dividends and distributions reinvested:
Initial Class	24,713	23,238
Service Class	80,823	54,665

	105,536	77,903

Cost of shares redeemed:
Initial Class	(164,241)	(221,100)
Service Class	(141,872)	(160,782)

	(306,113)	(381,882)

Net increase in net assets resulting from capital shares transactions	432,284	530,381

Net increase in net assets	680,275	458,280

Net assets:
Beginning of year	3,719,442	3,261,162

End of year	$4,399,717	$3,719,442

Undistributed net investment income	$117,524	$105,536

Share activity:
Shares issued:
Initial Class	4,085	7,270
Service Class	55,319	72,508

	59,404	79,778

Shares issued-reinvested from dividend and distributions:
Initial Class	2,327	2,301
Service Class	7,675	5,455

	10,002	7,756

Shares redeemed:
Initial Class	(15,299)	(20,941)
Service Class	(13,322)	(15,440)

	(28,621)	(36,381)

Net increase (decrease) in shares outstanding:
Initial Class	(8,887)	(11,370)
Service Class	49,672	62,523

	40,785	51,153

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$10.26	$10.45	$9.77	$8.36	$12.90
Investment operations
Net investment income(A),(B)	0.32	0.32	0.27	0.32	0.50
Net realized and unrealized gain (loss)	0.64	(0.26)	0.71	1.83	(3.59)

Total operations	0.96	0.06	0.98	2.15	(3.09)

Distributions
From net investment income	(0.29)	(0.25)	(0.30)	(0.39)	(0.37)
From net realized gains	—	—	—	(0.35)	(1.08)

Total distributions	(0.29)	(0.25)	(0.30)	(0.74)	(1.45)

Net asset value
End of year	$10.93	$10.26	$10.45	$9.77	$8.36

Total return(C)	9.44%	0.59%	10.37%	26.40%	(25.96)%

Net assets end of year (000’s)	$911,127	$946,623	$1,083,121	$1,101,652	$957,157
Ratio and supplemental data
Expenses to average net assets(D)	0.14%	0.13%	0.13%	0.13%	0.13%
Net investment income to average net assets(B)	2.94%	3.04%	2.68%	3.63%	4.50%
Portfolio turnover rate(E)	50%	23%	32%	18%	23%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$10.17	$10.37	$9.70	$8.30	$12.83
Investment operations
Net investment income(A),(B)	0.30	0.32	0.25	0.32	0.37
Net realized and unrealized gain (loss)	0.62	(0.29)	0.70	1.80	(3.47)

Total operations	0.92	0.03	0.95	2.12	(3.10)

Distributions
From net investment income	(0.27)	(0.23)	(0.28)	(0.37)	(0.35)
From net realized gains	—	—	—	(0.35)	(1.08)

Total distributions	(0.27)	(0.23)	(0.28)	(0.72)	(1.43)

Net asset value
End of year	$10.82	$10.17	$10.37	$9.70	$8.30

Total return(C)	9.11%	0.29%	10.14%	26.20%	(26.19)%

Net assets end of year (000’s)	$3,488,590	$2,772,819	$2,178,041	$1,842,404	$1,190,212
Ratio and supplemental data
Expenses to average net assets(D)	0.39%	0.38%	0.38%	0.38%	0.38%
Net investment income to average net assets(B)	2.84%	3.02%	2.50%	3.54%	3.36%
Portfolio turnover rate(E)	50%	23%	32%	18%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the portfolio invests.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the underlying affiliated investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the underlying affiliated investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Moderate VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2 (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities using significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the year. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.10% of ANA

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.25% Expense Limit

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.0175% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of affiliated investments:
Long-term	$2,565,461
U.S. Government	–

Proceeds from maturities and sales of affiliated investments:
Long-term	2,057,998
U.S. Government	–

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$ 33,330	December 31, 2017

28,732	December 31, 2018

51,085	Long-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $123,410.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$105,536

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	77,903

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$117,524

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(113,147)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	133,906

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation - Moderate VP:

We have audited the accompanying statement of assets and liabilities of Transamerica Asset Allocation - Moderate VP (one of the funds constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, of Transamerica Asset Allocation - Moderate VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation - Moderate VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset

        Management, Inc.

Affirmative	Against	Abstain
352,256,019.5227	6,697,550.7112	25,579,369.4381

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
346,143,155.6491	8,425,198.1300	29,964,585.8929

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
346,147.024.5366	9,893,560.8190	28,492,354.3164

Proposal III.C — Concentration

Affirmative	Against	Abstain
344,898,033.4605	8,983,379.1608	30,651,527.0507

Proposal III.D — Diversification

Affirmative	Against	Abstain
350,022,691.6206	7,454,666.0448	27,055,582.0246

Transamerica Series Trust		Annual Report 2012

Transamerica Asset Allocation - Moderate VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Global Allocation VP

(unaudited)

MARKET ENVIRONMENT

For the one-year period ended December 31, 2012, global investors put aside concerns about Europe’s credit crisis, slowing growth in China, and uncertainty surrounding U.S. elections as evidenced by global equity market returns of 16.96%, as measured by the Financial Times Stock Exchange World Index (“FTSE World”), versus returns of just 1.51% for global sovereign bonds, as measured by the Citigroup Non U.S. Dollar World Government Bond Index. We believe that the best opportunities continue to lie primarily in high-quality equities and certain commodity-oriented investments relative to nearly all forms of fixed income securities, but particularly Western government bonds.

PERFORMANCE

For the year ended December 31, 2012, Transamerica BlackRock Global Allocation VP, Service Class returned 9.98%. By comparison, its primary and secondary benchmarks, the FTSE World and Transamerica Global Allocation VP Blended Benchmark (“Transamerica Global Allocation VP Blend”), returned 16.96% and 10.80%, respectively.

STRATEGY REVIEW

For the 12-month period ended December 31, 2012, Transamerica BlackRock Global Allocation VP underperformed Transamerica Global Allocation VP Blend, which is comprised of the Standard & Poor’s 500® Index (36%), FTSE World (24%), Merrill Lynch Current 5-Year Treasury Index (24%), and Citigroup Non U.S. Dollar World Government Bond Index (16%), and underperformed the broad-based all-equity benchmark, the FTSE World. The portfolio invests in both equities and bonds; therefore, the Transamerica Global Allocation VP Blend provides a truer representation of the portfolio’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Transamerica Global Allocation VP Blend.

Within equities, stock selection in the U.S., Canada and Australia detracted from performance. From a sector perspective, stock selection and an overweight (led by gold-related securities) in Materials, as well as stock selection in Information Technology weighed on returns. An overweight to Energy also detracted although this was partially offset by stock selection. Stock selection in Utilities and Consumer Staples contributed to performance. Stock selection in Financials and Consumer discretionary were also additive but partially offset by an underweight to both sectors. Overall, an underweight to fixed income contributed to returns. Within fixed income, an overweight to convertible and corporate bonds also positively impacted performance. An overweight to cash negatively impacted performance.

Throughout the period, cash helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the portfolio’s cash position helped keep overall portfolio duration (sensitivity to interest rate movements) low.

The portfolio uses derivatives which may include options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the portfolio and to hedge (or protect) the value of the assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the portfolio’s assets and the portfolio will not engage in certain strategies that are considered highly risky and speculative. In addition, the Global Allocation team adheres to all BlackRock-wide policies and U.S. Securities and Exchange Commission guidelines to ensure that the portfolio does not use leverage. Performance and attribution attributable to derivatives is not segmented.

Dennis Stattman, CFA

Dan Chamby, CFA

Aldo Roldan

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Global Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	10 Years or Life of Class	Inception Date
Service Class	9.98%	9.86%	05/01/2009
FTSE World *	16.96%	14.78%
Transamerica Global Allocation VP Blend *	10.80%	11.62%
Initial Class	10.27%	(0.12)%	05/01/2011

NOTES

* The Transamerica Global Allocation VP Blended Benchmark (“Transamerica Global Allocation VP Blend”) is composed of the following benchmarks: Standard & Poor’s 500® Index, 36%; Financial Times Stock Exchange World Index (“FTSE World”), 24%; Merrill Lynch current 5-year Treasury Index, 24% and Citigroup (non-USD) World Government Bond Index, 16%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Global Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica BlackRock Global Allocation VP
Initial Class	$1,000.00	$1,063.90	$0.47	$1,024.68	$0.46	0.09%
Service Class	1,000.00	1,062.80	1.76	1,023.43	1.73	0.34

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the master portfolio in which the portfolio invests.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Global Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment in BlackRock Global Allocation V.I., master portfolio, at value	$1,179,441
Receivables:
Capital stock sold	430
Prepaid expenses	6

1,179,877

Liabilities:
Accounts payable and accrued liabilities:
Shares of maser portfolio purchased	407
Capital stock redeemed	23
Distribution and service fees	247
Transfer agent fees	1
Administration fees	25
Trustees fees	1
Audit and tax fees	13
Printing and shareholder reports fees	366
Other	30

1,113

Net assets	$1,178,764

Net assets consist of:
Capital stock ($.01 par value)	$884
Additional paid-in capital	1,120,236
Undistributed net investment income	14,061
Undistributed net realized gain from investments in master portfolio	10,320
Net unrealized appreciation on investment in master portfolio	33,263

Net assets	$1,178,764

Net assets by class:
Initial Class	$3,770
Service Class	1,174,994
Shares outstanding:
Initial Class	402
Service Class	88,026
Net asset value and offering price per share:
Initial Class	$9.39
Service Class	13.35

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from master portfolio	$17,838

Total investment income	17,838

Expenses:
Management and advisory	575
Distribution and service:
Service Class	2,866
Printing and shareholder reports	438
Custody	45
Administration	268
Legal	61
Audit and tax	17
Trustees	38
Transfer agent	8
Other	36

Total expenses	4,352

Less waiver/reimbursement	(575)

Net expenses	3,777

Net investment income	14,061

Net realized gain (loss) from:
Investment in master portfolio	6,867
Distributions from investment in master portfolio	3,454

10,321

Net change in unrealized appreciation (depreciation) on:
Investments in master portfolio	81,254

Net realized and change in unrealized gain on investments in master portfolio	91,575

Net increase in net assets resulting from operations	$105,636

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Global Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years and period ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$14,061	$26,746
Net realized gain from investment and distributions from investment in master portfolio	10,321	20,097
Net change in unrealized appreciation (depreciation) on investment in master portfolio	81,254	(92,980)

Net increase (decrease) in net assets resulting from operations	105,636	(46,137)

Distributions to shareholders:
From net investment income:
Initial Class(A)	(118)	—
Service Class	(26,628)	(6,273)

	(26,746)	(6,273)

From net realized gains:
Initial Class(A)	(82)	—
Service Class	(20,016)	(3,457)

	(20,098)	(3,457)

Total distributions to shareholders	(46,844)	(9,730)

Capital share transactions:
Proceeds from shares sold:
Initial Class(A)	2,266	2,084
Service Class	98,835	471,587

	101,101	473,671

Dividends and distributions reinvested:
Initial Class(A)	200	—
Service Class	46,644	9,730

	46,844	9,730

Cost of shares redeemed:
Initial Class(A)	(607)	(178)
Service Class	(84,800)	(27,946)

	(85,407)	(28,124)

Net increase in net assets resulting from capital shares transactions	62,538	455,277

Net increase in net assets	121,330	399,410

Net assets:
Beginning of year	1,057,434	658,024

End of year	$1,178,764	$1,057,434

Undistributed net investment income	$14,061	$26,746

Share activity:
Shares issued:
Initial Class(A)	240	224
Service Class	7,458	35,294

	7,698	35,518

Shares issued-reinvested from dividends and distributions:
Initial Class(A)	22	—
Service Class	3,610	759

	3,632	759

Shares redeemed:
Initial Class(A)	(65)	(19)
Service Class	(6,458)	(2,147)

	(6,523)	(2,166)

Net increase (decrease) in shares outstanding:
Initial Class(A)	197	205
Service Class	4,610	33,906

	4,807	34,111

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31, 2012	May 1 to Dec 31, 2011(A)
Net asset value
Beginning of year	$9.05	$10.00
Investment operations
Net investment income(B),(C)	0.17	0.46
Net realized and unrealized gain (loss)	0.74	(1.41)

Total operations	0.91	(0.95)

Distributions
From net investment income	(0.34)	—
From net realized gains	(0.23)	—

Total distributions	(0.57)	—

Net asset value
End of year	$9.39	$9.05

Total return(D)	10.27%	(9.50)%	(E)
Net assets end of year (000’s)	$3,770	$1,855
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.08%	0.08%	(G)
Before reimbursement/fee waiver	0.13%	0.13%	(G)
Net investment income to average net assets(C)	1.86%	7.44%	(G)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec
	2012	2011		2010	31, 2009(H)
Net asset value
Beginning of year	$12.65	$13.29		$12.16	$10.00
Investment operations
Net investment income(B),(C)	0.16	0.39		0.21	0.37
Net realized and unrealized gain (loss)	1.08	(0.90)		0.97	1.79

Total operations	1.24	(0.51)		1.18	2.16

Distributions
From net investment income	(0.31)	(0.08)		(0.05)	—
From net realized gains	(0.23)	(0.05)		—	—

Total distributions	(0.54)	(0.13)		(0.05)	—

Net asset value
End of year	$13.35	$12.65		$13.29	$12.16

Total return(D)	9.98%	(3.83)%		9.78%	21.60%	(E)

Net assets end of year (000’s)	$1,174,994	$1,055,579		$658,024	$157,420
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.33%	0.32%		0.30%	0.35%	(G)
Before reimbursement/fee waiver	0.38%	0.37%		0.35%	0.40%	(G)
Net investment income to average net assets(C)	1.23%	2.96%		1.71%	4.74%	(G)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying master portfolio in which the portfolio invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying master portfolio in which the portfolio invests.
(G)	Annualized.
(H)	Commenced operations on May 1, 2009.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation VP (the “Portfolio”) is part of TST. The Portfolio invests all of its investable assets in BlackRock Global Allocation V.I. (the “Master Portfolio” or “MP”)

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

The financial statements of the MP, including the Schedule of Investments, accompany this report and should be read in conjunction with the Portfolio’s financial statements. Additionally, since the Portfolio invests solely in the MP, the portfolio turnover is noted in the financial highlights of the MP.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Investment valuations: The value of the Portfolio’s investment in the MP, as noted on the Statement of Assets and Liabilities, reflects the Portfolio’s interest in the net assets of the MP.

The valuation policy of the underlying securities held by the MP is discussed in the MP’s Notes to Financial Statements, which accompany this report.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The Portfolio owned 11.07% of the MP at December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.05% of ANA

TAM has agreed to voluntarily waive the entirety of its management fee. The waiver may be discontinued at any time without notice.

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.25% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, TAM waived $575, which is not available for recapture. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 3. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$26,746

Long-term Capital Gain	20,098

2011 Distributions paid from:

Ordinary Income	6,273

Long-term Capital Gain	3,457

The aggregate cost of the MP for federal income tax purposes is $1,146,178, and the aggregate net unrealized appreciation was $33,263.

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$14,061

Undistributed Long-term Capital Gain	10,320

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	33,263

Other Temporary Differences	–

NOTE 4. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Global Allocation VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Global Allocation VP:

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Global Allocation VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset

        Management, Inc.

Affirmative	Against	Abstain
81,651,656.8496	1,441,446.2897	3,528,350.5377

Proposal III: To approve changes to the fundamental investment policies

            Proposal III.A — Underwriting

Affirmative	Against	Abstain
80,694,963.0874	1,873,797.1627	4,052,693.4269

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Global Allocation VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
80,582,047.2436	2,003,175.8267	4,036,230.6067

Proposal III.C — Concentration

Affirmative	Against	Abstain
80,768,969.7596	1,640,486.7714	4,211,997.1460

Proposal III.D — Diversification

Affirmative	Against	Abstain
81,248,610.5030	1,357,127.5561	4,015,715.6179

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Global Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $20,098 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

▶ BlackRock Global Allocation V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	1

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2012, the Fund underperformed its Reference Benchmark and the Financial Times Stock Exchange (“FTSE”) World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Excluding US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•

Within the equity segment of the Fund, stock selection in the United States, Canada and Australia detracted from performance relative to the Reference Benchmark. From a sector perspective, stock selection and an overweight in materials (led by gold-related securities) weighed on returns, as did stock selection in information technology (“IT”). An overweight to energy also detracted although this was partially offset by stock selection within the sector. From a broader asset allocation perspective, an overweight to cash and cash equivalents negatively impacted performance.

•

Contributing positively to relative performance within equities was stock selection in utilities and consumer staples. Stock selection in financials and consumer discretionary were also additive but partially offset by an underweight to both sectors. The Fund’s overall underweight to fixed income instruments had a positive impact on results. Within the fixed income segment of the Fund, an overweight to convertible and corporate bonds boosted returns.

Describe recent portfolio activity.

•

During the 12-month period, the Fund’s overall equity allocation decreased from 64% to 62% of net assets. Within equities, the Fund decreased exposure to Asia and Brazil and increased exposure to the United States and Europe. On a sector basis, the Fund decreased its weightings in energy, telecommunication services (“telecom”), utilities, IT and materials, and increased its weightings in financials, consumer discretionary and health care. The Fund’s allocation to fixed income decreased from 26% to 24% of net assets during the period. The Fund decreased its weighting in US Treasuries, Japanese government bonds and US dollar-denominated foreign convertible bonds, and increased its weightings in US dollar-denominated foreign corporate bonds, US corporate bonds and Australian sovereign bonds. Reflecting the above changes, the Fund’s cash and cash equivalent holdings increased from 10% to 14% of net assets.

Describe portfolio positioning at period end.

•

Relative to its Reference Benchmark, the Fund ended the period overweight in equities, significantly underweight in fixed income and overweight in cash and cash equivalents. Within the equity segment, the Fund was overweight in Asia, notably in Japan, and underweight in the United States and Europe. On a sector basis, the Fund was overweight in materials, health care, telecom and energy. The Fund’s sector underweights included consumer staples, financials, consumer discretionary and industrials. With respect to currency exposure, the Fund was overweight the US dollar, Brazilian real, Singapore dollar and Canadian dollar, and underweight the euro, Japanese yen and British pound sterling. The Fund also held modest overweight positions in several other Asian currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a portfolio of equity, debt and money market securities.
[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

[3]	This unmanaged market capitalization-weighted index is comprised of over 2,870 equities from 47 countries in 4 regions, including the United States.
[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns[6]	Average Annual Total Returns
		1 Year[6]	5 Years[6]	10 Years[6]

Class I Shares[5]	6.42%	10.28%	2.73%	10.26%

Class II Shares[5]	6.35	10.14	2.58	10.14[11]

Class III Shares[5]	6.29	9.97	2.47	10.00[11]

FTSE World Index	10.22	16.96	(0.42)	8.64

Reference Benchmark	5.90	10.80	2.92	7.57

US Stocks: S&P 500® Index[7]	5.95	16.00	1.66	7.10

Non-US Stocks: FTSE World (ex US) Index[8]	14.15	17.54	(2.25)	10.13

US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Index[9]	0.85	2.27	5.88	4.72

Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[10]	1.53	1.51	5.24	6.38

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.
[7]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[8]	This unmanaged capitalization-weighted index is comprised of over 2,257 companies in 46 countries, excluding the United States.
[9]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.
[10]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.
[11]

The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Fund Information as of December 31, 2012

	Percent of Fund’s Net Assets	Reference Benchmark Percentages[4]

US Equities	35%[1]	36%
European Equities	11[1]	12
Asian-Pacific Equities	12[1]	9
Other Equities	4[1]	3
Total Equities	62[2]	60
US Dollar Denominated Fixed Income Securities	14	24
US Issuers	10	—
Non-US Issuers	4	—
Non-US Dollar Denominated Fixed Income Securities	10	16
Total Fixed Income Securities	24	40
Cash & Cash Equivalents	14[3]	—

[1]	Includes value of financial futures contracts.
[2]	Includes preferred stock.
[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio

Class I	$1,000.00	$1,064.20	$3.94	$1,000.00	$1,021.32	$3.86	0.76%
Class II	$1,000.00	$1,063.50	$4.72	$1,000.00	$1,020.56	$4.62	0.91%
Class III	$1,000.00	$1,062.90	$5.24	$1,000.00	$1,020.06	$5.13	1.01%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, swaps and options, as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina – 0.1%
Tenaris SA – ADR (a)	156,567	$6,563,289

Australia – 0.4%
Asciano Ltd.	1,663,136	8,136,044
Newcrest Mining Ltd.	456,726	10,684,044
Orica Ltd.	237,560	6,249,287
QBE Insurance Group Ltd.	635,793	7,284,857
Telstra Corp. Ltd.	1,594,534	7,265,853

		39,620,085

Belgium – 0.0%
RHJ International (a)	769,800	4,054,232
RHJ International – ADR (b)	40,600	213,572

		4,267,804

Brazil – 1.1%
Anhanguera Educacional Participacoes SA	350,800	5,922,909
BR Malls Participacoes SA	408,558	5,391,569
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	238,383	10,536,587
Cosan Ltd. (a)	1,171,074	20,271,291
Cyrela Brazil Realty SA	923,554	8,069,539
Hypermarcas SA (b)	1,218,799	9,893,255
Itau Unibanco Holding SA, Preference Shares	630,786	10,286,664
MRV Engenharia e Participacoes SA	1,581,505	9,253,445
Petroleo Brasileiro SA – ADR	946,707	18,271,445
Qualicorp SA (b)	717,560	7,433,186
SLC Agricola SA	807,845	7,831,855
Telefonica Brasil – ADR	365,218	8,787,145

		121,948,890

Canada – 2.6%
Agrium, Inc.	132,779	13,265,950
Athabasca Oil Corp. (b)	1,490,900	15,662,918
Bank of Nova Scotia	169,939	9,816,724
BCE, Inc.	122,445	5,247,643
Brookfield Asset Management, Inc., Class A	316,604	11,603,537
Canadian Natural Resources Ltd.	384,496	11,100,399
Canadian Pacific Railway Ltd.	131,686	13,381,931
Canadian Pacific Railway Ltd.	20,502	2,079,674
Detour Gold Corp. (b)	224,767	5,624,259
Eldorado Gold Corp.	913,921	11,760,520
Goldcorp, Inc.	1,151,216	42,249,627
Kinross Gold Corp.	219,505	2,133,589
Kinross Gold Corp.	997,732	9,689,445
Osisko Mining Corp. (b)	951,713	7,654,272
Potash Corp. of Saskatchewan, Inc.	592,141	24,094,217

Common Stocks	Shares	Value

Canada (concluded)
Rogers Communications, Inc., Class B	202,583	$9,221,578
Shaw Communications, Inc., Class B	377,083	8,658,466
Silver Wheaton Corp.	448,152	16,169,324
Sino-Forest Corp. (b)	416,950	4
Suncor Energy, Inc.	48,702	1,606,192
Suncor Energy, Inc.	945,736	31,099,854
Teck Resources Ltd., Class B	37,672	1,369,377
TELUS Corp.	81,102	5,307,872
The Toronto-Dominion Bank	79,235	6,671,289
Valeant Pharmaceuticals International, Inc. (b)(c)	101,700	6,078,609

		271,547,270

Chile – 0.1%
Sociedad Quimica y Minera de Chile SA – ADR	86,099	4,962,746

China – 0.6%
Baidu.com, Inc. – ADR (b)	54,692	5,485,061
Beijing Enterprises Holdings Ltd.	3,921,042	25,719,197
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	19,748,798	710,958
China BlueChemical Ltd.	7,190,300	4,904,929
Dongfeng Motor Group Co. Ltd., Class H	1,762,800	2,775,356
Haitian International Holdings Ltd. (a)	1,863,800	2,224,292
Sinopharm Group Co.	2,480,800	7,877,828
Tianjin Development Holdings Ltd. (b)	13,533,162	7,587,208
Zhongsheng Group Holdings Ltd. (a)	3,686,206	5,659,052

		62,943,881

Denmark – 0.1%
A.P. Moller-Maersk A/S, Class B	789	5,974,823

France – 1.7%
AXA SA	753,446	13,528,709
BNP Paribas SA	480,014	27,327,218
European Aeronautic Defence and Space Co. NV	439,996	17,345,184
Eutelsat Communications SA	201,738	6,709,847
LVMH Moet Hennessy Louis Vuitton SA	81,967	15,127,602
Safran SA	576,746	24,977,101
Sanofi	208,519	19,773,824
Sanofi – ADR	28,134	1,332,989
Technip SA	41,561	4,805,947
Total SA	387,913	20,184,245
Total SA – ADR	482,637	25,101,950
Unibail-Rodamco SE	25,817	6,260,701

		182,475,317

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi (offshore)
ESP	Spanish Peseta
EUR	Euro
FTSE	Financial Times Stock Exchange
GBP	British Pound
GDR	Global Depositary Receipts
HKD	Hong Kong Dollar

JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
MXN	Mexican New Peso
MYR	Malaysian Ringgit
SGD	Singapore Dollar
S&P	Standard and Poor’s
SPDR	Standard and Poor’s Depositary Receipts
TBA	To Be Announced
TRY	Turkish Lira
USD	US Dollar

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Germany – 2.2%
Allianz SE, Registered Shares	123,453	$17,208,973
BASF SE	72,061	6,814,079
Bayer AG, Registered Shares	111,605	10,642,857
Bayerische Motoren Werke AG	99,659	9,697,915
Daimler AG, Registered Shares	64,477	3,549,817
Deutsche Bank AG, Registered Shares	330,470	14,538,962
Deutsche Boerse AG	111,463	6,835,132
Deutsche Telekom AG, Registered Shares	1,553,683	17,685,423
Fresenius Medical Care AG & Co. KGaA	75,621	5,218,759
Fresenius SE & Co. KGaA	161,990	18,639,916
Kabel Deutschland Holding AG	142,267	10,707,805
Lanxess AG	173,867	15,331,487
Linde AG	142,825	24,986,978
Muenchener Rueckversicherungs AG, Registered Shares	36,294	6,552,074
SAP AG	95,977	7,717,762
Siemens AG, Registered Shares	156,459	17,108,885
Telefonica Deutschland Holding AG (b)	933,243	7,112,614
Volkswagen AG, Preference Shares	138,392	31,753,889

		232,103,327

Hong Kong – 0.3%
China Resources Gas Group Ltd.	1,758,000	3,645,083
The Link REIT	4,232,546	21,197,033
Yuanda China Holdings Ltd.	25,280,228	3,050,578

		27,892,694

Indonesia – 0.0%
Telekomunikasi Indonesia Tbk PT	3,168,200	2,986,114

Ireland – 0.1%
Covidien Plc	144,399	8,337,598
Eaton Corp. Plc	87,723	4,754,587

		13,092,185

Israel – 0.1%
Check Point Software Technologies Ltd. (a)(b)	25,845	1,231,256
Teva Pharmaceutical Industries Ltd. – ADR	292,251	10,912,652

		12,143,908

Italy – 0.7%
Eni SpA	1,176,942	28,832,160
Fiat Industrial SpA	1,913,981	20,968,746
Intesa Sanpaolo SpA	7,374,298	12,752,455
UniCredit SpA (b)	1,754,250	8,638,721

		71,192,082

Japan – 6.8%
Aisin Seiki Co. Ltd.	192,839	6,021,806
Asahi Kasei Corp.	1,320,100	7,805,899
Astellas Pharma, Inc.	137,993	6,204,384
Bridgestone Corp.	778,232	20,258,580
Canon, Inc. (c)	484,158	18,765,833
Daihatsu Motor Co. Ltd.	302,107	6,018,831
Daikin Industries Ltd.	169,400	5,818,741
Denso Corp.	289,120	10,068,372
East Japan Railway Co.	358,451	23,178,914
FANUC Corp.	60,418	11,240,736
Fuji Heavy Industries Ltd.	2,150,564	27,119,300
Futaba Industrial Co. Ltd. (b)	374,421	1,626,226
Hitachi Chemical Co. Ltd.	470,400	7,090,456

Common Stocks	Shares	Value

Japan (concluded)
Hitachi Ltd.	1,935,700	$11,390,636
Honda Motor Co. Ltd.	630,183	23,338,589
Hoya Corp.	565,774	11,147,967
IHI Corp.	2,653,000	6,879,505
Inpex Corp.	3,240	17,328,683
Japan Airlines Co., Ltd. (b)	163,400	7,023,519
JGC Corp.	586,302	18,270,018
JSR Corp.	377,500	7,205,576
Kao Corp.	138,900	3,619,392
KDDI Corp.	186,900	13,213,322
Kirin Holdings Co. Ltd.	794,651	9,349,861
Kubota Corp.	1,841,296	21,170,110
Kuraray Co. Ltd.	514,770	6,748,203
Kyocera Corp.	58,400	5,294,852
Kyowa Hakko Kirin Co. Ltd.	636,279	6,277,024
Mitsubishi Corp.	874,547	16,837,611
Mitsubishi UFJ Financial Group, Inc.	3,268,000	17,683,519
Mitsui & Co. Ltd.	2,537,978	38,041,407
Mitsui Fudosan Co. Ltd. (c)	375,100	9,176,098
MS&AD Insurance Group Holdings	644,714	12,866,540
Murata Manufacturing Co. Ltd.	182,928	10,791,171
Nintendo Co. Ltd.	89,400	9,545,889
Nippon Telegraph & Telephone Corp.	294,230	12,387,957
Nitto Denko Corp.	111,500	5,491,224
Nomura Holdings, Inc.	4,900,600	29,008,065
NTT DoCoMo, Inc.	10,274	14,810,179
Okumura Corp.	1,356,751	5,554,599
Rakuten, Inc.	605,900	4,725,082
Rinnai Corp.	92,023	6,252,398
Rohm Co. Ltd.	147,153	4,810,403
Sekisui Chemical Co. Ltd.	204,000	1,779,635
Shin-Etsu Chemical Co. Ltd.	409,134	24,969,460
Softbank Corp.	60,200	2,205,801
Sony Financial Holdings, Inc.	375,600	6,752,629
Sumitomo Corp.	442,200	5,673,335
Sumitomo Electric Industries Ltd.	474,748	5,487,526
Sumitomo Mitsui Financial Group, Inc.	791,647	28,769,866
Suzuki Motor Corp.	1,124,389	29,423,343
Takeda Pharmaceutical Co., Ltd.	115,100	5,144,394
Terumo Corp.	110,375	4,382,983
Toda Corp.	1,511,896	4,610,070
Tokio Marine Holdings, Inc.	1,104,923	30,782,322
Tokyo Gas Co. Ltd.	3,559,070	16,261,590
Toyota Industries Corp.	568,877	18,161,958
Ube Industries Ltd.	2,911,346	6,993,725
West Japan Railway Co.	145,700	5,740,090
Yahoo! Japan Corp.	16,531	5,352,661
Yamada Denki Co. Ltd. (a)(c)	214,320	8,283,678

		728,232,543

Kazakhstan – 0.1%
KazMunaiGas Exploration Production – GDR	662,854	11,931,372

Malaysia – 0.4%
Axiata Group Bhd	8,929,386	19,313,707
British American Tobacco Malaysia Bhd	104,100	2,118,480
IHH Healthcare Bhd (b)	15,993,000	17,715,527
Telekom Malaysia Bhd	3,830,646	7,566,090

		46,713,804

Mexico – 0.3%
America Movil, SAB de CV Series L – ADR	772,667	17,879,514

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Mexico (concluded)
Fomento Economico Mexicano SAB de CV – ADR	56,459	$5,685,421
Macquarie Mexico Real Estate Management SA de C.V. (b)	2,727,800	5,412,846
Mexichem SAB de CV	1,275,800	7,117,113

		36,094,894

Netherlands – 0.7%
ASML Holding NV	212,722	13,642,637
ASML Holding NV – NY Shares	27,104	1,745,769
CNH Global NV	39,071	1,574,170
DE Master Blenders 1753 NV (b)	490,405	5,634,118
ING Groep NV CVA (b)	1,396,219	13,261,263
Koninklijke KPN NV	766,623	3,791,199
Unilever NV CVA	211,190	8,080,891
Unilever NV – NY Shares	76,815	2,942,014
Ziggo NV	579,782	18,948,425

		69,620,486

Norway – 0.1%
Statoil ASA	213,401	5,378,687

Philippines – 0.0%
Philippine Long Distance Telephone Co. – ADR	72,115	4,421,371

Portugal – 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	934,692	3,664,230

Russia – 0.2%
Federal Hydrogenerating Co. – ADR	3,265,472	7,533,444
Federal Hydrogenerating Co. JSC – ADR	8,560	20,317
Novorossiysk Commercial Sea Port – GDR	619,924	4,246,479
Sberbank – ADR	3,980,146	12,407,715

		24,207,955

Singapore – 0.6%
CapitaLand Ltd.	4,860,350	14,960,691
Keppel Corp. Ltd.	1,656,860	15,129,720
Oversea-Chinese Banking Corp.	1,500,800	12,093,420
Raffles Medical Group Ltd.	1,676,800	3,610,421
Singapore Press Holdings Ltd. (a)	777,240	2,573,823
Singapore Telecommunications Ltd.	5,137,630	13,979,636

		62,347,711

South Africa – 0.1%
Life Healthcare Group Holdings Ltd.	1,732,096	6,946,773
MTN Group Ltd.	163,170	3,434,517

		10,381,290

South Korea – 1.0%
Cheil Industries, Inc.	51,853	4,583,639
Hyundai Motor Co. (a)	62,487	12,881,322
KT Corp.	33,100	1,100,748
KT Corp. – ADR (b)	204,389	3,421,472
KT&G Corp.	29,540	2,229,486
POSCO	13,869	4,543,351
POSCO – ADR	62,538	5,137,497
Samsung Electronics Co. Ltd.	50,965	73,226,489

		107,124,004

Common Stocks	Shares	Value

Spain – 0.2%
Banco Bilbao Vizcaya Argentaria SA	846,964	$7,869,002
Banco Santander SA	1,558,262	12,664,006
Telefonica SA	413,609	5,599,870

		26,132,878

Sweden – 0.1%
Millicom International Cellular SA	13,717	1,190,648
Svenska Handelsbanken AB, Class A	240,448	8,644,557

		9,835,205

Switzerland – 1.5%
Garmin Ltd. (a)	36,927	1,507,360
Nestle SA, Registered Shares	511,786	33,390,682
Novartis AG, Registered Shares	187,750	11,860,781
Roche Holding AG	168,711	34,110,180
Swisscom AG, Registered Shares	19,879	8,613,839
Syngenta AG, Registered Shares	113,151	45,711,450
TE Connectivity Ltd.	45,178	1,677,007
UBS AG, Registered Shares (b)	632,084	9,891,400
Zurich Insurance Group AG (b)	30,023	8,044,901

		154,807,600

Taiwan – 0.4%
Cheng Shin Rubber Industry Co. Ltd.	2,015,064	5,277,236
Chunghwa Telecom Co. Ltd.	976,311	3,180,424
Chunghwa Telecom Co. Ltd. – ADR (a)	261,391	8,453,385
Far EasTone Telecommunications Co. Ltd.	2,582,988	6,595,340
Taiwan Semiconductor Manufacturing Co. Ltd.	3,428,115	11,466,387
Yulon Motor Co. Ltd.	2,779,000	5,285,140

		40,257,912

Thailand – 0.3%
Bangkok Dusit Medical Services PCL	1,561,300	5,792,989
PTT Global Chemical PCL	5,260,890	12,038,650
PTT PCL	680,092	7,381,188
Siam Commercial Bank PCL	1,457,768	8,649,392

		33,862,219

United Arab Emirates – 0.0%
NMC Health Plc (b)	1,010,600	3,239,202

United Kingdom – 3.5%
Amlin Plc	495,346	3,079,401
Antofagasta Plc	481,693	10,556,275
AstraZeneca Plc	604,871	28,664,657
AstraZeneca Plc – ADR	30,448	1,439,277
BG Group Plc	2,119,724	35,356,562
BHP Billiton Plc	805,695	28,419,665
BP Plc	1,101,633	7,659,552
BP Plc – ADR	337,640	14,059,330
BT Group Plc	4,596,974	17,538,379
Delta Topco Ltd. (b)	14,972,250	8,483,277
Diageo Plc – ADR	140,881	16,423,907
Genel Energy Plc (b)	624,035	8,015,473
GlaxoSmithKline Plc – ADR	31,991	1,390,649
Glencore International Plc (a)	694,779	4,013,618
Guinness Peat Group Plc (b)	6,479,903	3,197,149
HSBC Holdings Plc	3,324,006	35,223,708
Invensys Plc	1,481,002	7,925,652
Lloyds Banking Group Plc (b)	13,731,588	10,942,612
Manchester United Plc Class A (a)(b)	370,000	5,198,500
National Grid Plc	2,006,080	23,008,555

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United Kingdom (concluded)
Polyus Gold International, Ltd. (b)	2,585,202	$8,598,540
Rio Tinto Plc	328,841	19,179,854
Royal Dutch Shell Plc – ADR	174,622	12,040,187
Scottish & Southern Energy Plc	840,090	19,543,939
Shire Plc	520,548	16,012,638
Unilever Plc	135,991	5,286,094
Unilever Plc – ADR	84,910	3,287,715
Vodafone Group Plc	3,225,653	8,119,820
Vodafone Group Plc – ADR	381,715	9,615,401

		372,280,386

United States – 33.0%
3M Co.	158,914	14,755,165
Abbott Laboratories	307,080	20,113,740
Accenture Plc, Class A	24,291	1,615,352
ACE Ltd.	368,772	29,428,006
Activision Blizzard, Inc. (c)	2,235,692	23,743,049
Adobe Systems, Inc. (b)	55,928	2,107,367
The AES Corp.	870,470	9,314,029
Aetna, Inc.	448,906	20,784,348
Agilent Technologies, Inc.	211,021	8,639,200
Alcoa, Inc. (c)	788,572	6,844,805
Allergan, Inc.	238,571	21,884,118
Alliance Data Systems Corp. (b)	14,545	2,105,534
Amdocs Ltd.	50,673	1,722,375
American Capital Agency Corp.	341,658	9,887,583
American Electric Power Co., Inc.	313,619	13,385,259
American Express Co.	377,564	21,702,379
American International Group, Inc. (b)	222,400	7,850,720
American Tower Corp.	235,048	18,162,159
American Water Works Co., Inc.	281,174	10,439,991
Ameriprise Financial, Inc.	20,573	1,288,487
AmerisourceBergen Corp.	231,019	9,975,400
Amgen, Inc.	174,086	15,027,104
Anadarko Petroleum Corp.	164,857	12,250,524
Apache Corp.	117,946	9,258,761
Apple, Inc.	236,848	126,247,089
Applied Materials, Inc.	899,103	10,285,738
Arch Capital Group Ltd. (a)(b)	95,964	4,224,335
AT&T, Inc.	1,601,382	53,982,587
Autoliv, Inc.	14,300	963,677
Axis Capital Holdings Ltd.	32,621	1,129,991
Bank of America Corp.	3,202,517	37,149,197
The Bank of New York Mellon Corp.	1,065,997	27,396,123
BB&T Corp.	359,137	10,454,478
Berkshire Hathaway, Inc., Class B (b)	82,838	7,430,569
The Boeing Co.	289,855	21,843,473
BorgWarner, Inc. (b)	93,189	6,674,196
Bristol-Myers Squibb Co.	474,575	15,466,399
CA, Inc.	56,334	1,238,221
Calpine Corp. (a)(b)	778,527	14,114,695
Capital One Financial Corp.	270,527	15,671,629
Cardinal Health, Inc.	547,523	22,546,997
Celgene Corp. (b)	136,967	10,782,042
CF Industries Holdings, Inc.	29,029	5,897,532
The Charles Schwab Corp.	651,098	9,349,767
Chevron Corp.	13,732	1,484,978
The Chubb Corp.	169,439	12,762,145
Cigna Corp.	198,866	10,631,376
Cisco Systems, Inc.	1,392,186	27,356,455
Citigroup, Inc.	870,149	34,423,094
Citrix Systems, Inc. (b)	87,900	5,779,425

Common Stocks	Shares	Value

United States (continued)
CMS Energy Corp.	308,728	$7,526,789
CNA Financial Corp.	53,918	1,510,243
Coach, Inc.	21,580	1,197,906
Cobalt International Energy, Inc. (a)(b)	461,516	11,334,833
The Coca-Cola Co.	712,020	25,810,725
Colgate-Palmolive Co.	195,130	20,398,890
Comcast Corp., Class A	1,363,278	50,959,332
Computer Sciences Corp.	48,040	1,924,002
ConocoPhillips	21,446	1,243,654
CONSOL Energy, Inc. (c)	722,184	23,182,106
Constellation Brands, Inc., Class A (b)	53,123	1,880,023
Corning, Inc.	2,083,649	26,295,650
Coventry Health Care, Inc.	33,945	1,521,754
Crown Castle International Corp. (b)	109,139	7,875,470
Crown Holdings, Inc. (b)	127,552	4,695,189
Cubist Pharmaceuticals, Inc. (b)	126,167	5,306,584
Cummins, Inc.	70,344	7,621,772
CVS Caremark Corp.	359,743	17,393,574
DaVita, Inc. (b)	91,895	10,157,154
Delphi Automotive Plc (b)	111,200	4,253,400
Devon Energy Corp. (c)	556,472	28,958,803
Diamond Offshore Drilling, Inc.	22,859	1,553,498
Discover Financial Services	414,611	15,983,254
DISH Network Corp., Class A	53,213	1,936,953
Dominion Resources, Inc.	375,071	19,428,678
The Dow Chemical Co.	450,981	14,575,706
Dr. Pepper Snapple Group, Inc.	82,284	3,635,307
Duke Energy Corp.	39,763	2,536,879
E.I. du Pont de Nemours & Co.	311,101	13,990,212
Eastman Chemical Co.	28,485	1,938,404
Electronic Arts, Inc. (b)(c)	1,469,219	21,347,752
EMC Corp. (b)	1,084,452	27,436,636
EOG Resources, Inc.	96,904	11,705,034
Equity Residential	138,900	7,871,463
Expedia, Inc.	32,241	1,981,209
Express Scripts Holding Co. (b)	240,385	12,980,790
Fidelity National Financial, Inc., Class A	267,256	6,293,879
Fidelity National Information Services, Inc.	50,186	1,746,975
FMC Corp.	651,394	38,119,577
Ford Motor Co.	1,571,900	20,356,105
Freeport-McMoRan Copper & Gold, Inc.	107,517	3,677,081
Freescale Semiconductor Ltd. (a)(b)	1,652,819	18,197,537
Fusion-io, Inc. (a)(b)	395,347	9,065,307
General Dynamics Corp.	22,323	1,546,314
General Electric Co.	3,380,679	70,960,452
General Mills, Inc.	367,496	14,850,513
General Motors Co. (b)	764,335	22,035,778
Gilead Sciences, Inc. (b)	160,747	11,806,867
The Goldman Sachs Group, Inc.	232,578	29,667,650
Google, Inc., Class A (b)	62,461	44,307,960
H.J. Heinz Co.	265,197	15,296,563
Halliburton Co.	371,290	12,880,050
HCA Holdings, Inc.	537,522	16,217,039
HealthSouth Corp. (b)	306,701	6,474,458
Helmerich & Payne, Inc.	27,939	1,564,863
Hillshire Brands Co.	407,960	11,479,994
Humana, Inc.	250,051	17,161,000
Intel Corp.	1,960,899	40,453,346
International Game Technology	369,783	5,239,825
International Paper Co.	42,335	1,686,626
Intuit, Inc.	25,003	1,487,679
Johnson & Johnson	593,175	41,581,568

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
Johnson Controls, Inc.	196,402	$6,029,541
JPMorgan Chase & Co.	1,216,176	53,475,259
KBR, Inc.	278,411	8,330,057
Kimberly-Clark Corp.	123,692	10,443,316
KLA-Tencor Corp.	26,029	1,243,145
Kohl’s Corp.	239,821	10,307,507
Kraft Foods Group, Inc. (c)	449,914	20,457,590
The Kroger Co.	53,075	1,381,012
L-3 Communications Holdings, Inc.	21,826	1,672,308
Leap Wireless International, Inc. (b)	350,609	2,331,550
Lear Corp.	33,900	1,587,876
Liberty Media Corp. – Liberty Starz (b)	68,527	7,949,817
Life Technologies Corp. (b)	109,368	5,367,781
Lincoln National Corp.	68,755	1,780,755
M&T Bank Corp.	72,717	7,160,443
Macy’s, Inc.	34,126	1,331,597
Marathon Oil Corp. (c)	1,449,261	44,434,342
Marathon Petroleum Corp.	978,794	61,664,022
MasterCard, Inc., Class A	67,409	33,116,694
Mattel, Inc. (c)	400,833	14,678,504
McDermott International, Inc. (a)(b)	521,158	5,743,161
McDonald’s Corp.	311,342	27,463,478
The McGraw-Hill Cos., Inc.	26,871	1,469,038
McKesson Corp.	170,033	16,486,400
Mead Johnson Nutrition Co. (c)	282,048	18,584,143
Medtronic, Inc.	283,852	11,643,609
Merck & Co., Inc.	962,080	39,387,555
MetLife, Inc.	237,596	7,826,412
MetroPCS Communications, Inc. (b)	1,039,867	10,336,278
Mettler-Toledo International, Inc. (a)(b)	35,262	6,816,145
Microsoft Corp.	1,379,166	36,865,107
Mondelez International, Inc., Class A	799,242	20,356,694
Monsanto Co.	186,897	17,689,801
Morgan Stanley	415,963	7,953,213
Motorola Solutions, Inc.	33,052	1,840,335
Murphy Oil Corp. (c)	146,740	8,738,367
Mylan, Inc. (a)(b)	512,879	14,093,915
National Oilwell Varco, Inc.	355,340	24,287,489
Navistar International Corp. (a)(b)	244,244	5,317,192
Newmont Mining Corp.	473,439	21,986,507
NextEra Energy, Inc.	365,843	25,312,677
Northern Trust Corp.	136,755	6,859,631
Occidental Petroleum Corp. (c)	725,764	55,600,780
Onyx Pharmaceuticals, Inc. (a)(b)	69,823	5,273,731
Oracle Corp. (c)	2,526,923	84,197,074
PACCAR, Inc.	190,585	8,616,348
Parker Hannifin Corp.	17,853	1,518,576
PepsiCo, Inc.	469,079	32,099,076
PerkinElmer, Inc.	232,734	7,386,977
Perrigo Co.	77,474	8,059,620
Pfizer, Inc.	2,393,581	60,031,012
Philip Morris International, Inc.	21,150	1,768,986
Phillips 66 (c)	941,081	49,971,401
Platinum Underwriters Holdings Ltd. (a)	62,348	2,868,008
PPG Industries, Inc.	17,065	2,309,748
PPL Corp.	395,163	11,313,517
Praxair, Inc.	55,470	6,071,192
Precision Castparts Corp.	77,347	14,651,069
The Procter & Gamble Co. (c)	695,500	47,217,495
The Progressive Corp.	449,854	9,491,919
Prudential Financial, Inc.	104,748	5,586,211
PulteGroup, Inc. (b)(c)	717,743	13,034,213

Common Stocks	Shares	Value

United States (concluded)
QEP Resources, Inc.	876,531	$26,532,593
QUALCOMM, Inc.	831,821	51,589,538
Red Hat, Inc. (b)	111,016	5,879,407
Reinsurance Group of America, Inc.	19,740	1,056,485
RenaissanceRe Holdings Ltd.	78,617	6,388,417
Rockwell Automation, Inc.	272,170	22,859,558
Ross Stores, Inc.	20,835	1,128,215
SanDisk Corp. (b)(c)	590,828	25,736,468
Schlumberger Ltd.	575,198	39,855,469
Simon Property Group, Inc.	33,498	5,295,699
SM Energy Co.	326,369	17,039,726
Spirit AeroSystems Holdings, Inc., Class A (b)	480,825	8,159,600
The St. Joe Co. (b)	1,900,969	43,874,365
St. Jude Medical, Inc.	190,652	6,890,163
Stancorp Financial Group, Inc.	82,827	3,037,266
State Street Corp.	395,447	18,589,963
Stillwater Mining Co. (a)(b)	356,441	4,555,316
Symantec Corp. (b)	64,827	1,219,396
Thermo Fisher Scientific, Inc.	197,152	12,574,355
TIBCO Software, Inc. (b)	268,450	5,908,585
Tiffany & Co.	290,756	16,671,949
Time Warner Cable, Inc.	202,982	19,727,821
Torchmark Corp.	27,691	1,430,794
The Travelers Cos., Inc.	266,795	19,161,217
Twitter, Inc.	185,489	3,116,215
Twitter, Inc. Series D	650,839	11,064,263
Union Pacific Corp.	245,324	30,842,133
United Parcel Service, Inc., Class B	187,400	13,817,002
United Technologies Corp.	472,639	38,761,124
United Therapeutics Corp. (b)	100,445	5,365,772
UnitedHealth Group, Inc.	574,336	31,151,985
Universal Health Services, Inc., Class B	389,956	18,854,373
Unum Group	65,333	1,360,233
U.S. Bancorp	643,528	20,554,284
Valero Energy Corp.	58,472	1,995,065
Verizon Communications, Inc.	671,980	29,076,575
Vertex Pharmaceuticals, Inc. (a)(b)(c)	144,926	6,078,196
Visa, Inc., Class A	319,347	48,406,618
VMware, Inc., Class A (b)	58,300	5,488,362
Wal-Mart Stores, Inc.	525,020	35,822,115
Waters Corp. (a)(b)	127,353	11,094,993
WellPoint, Inc.	123,564	7,527,519
Wells Fargo & Co.	1,664,033	56,876,648
Western Digital Corp.	40,009	1,699,982
Whiting Petroleum Corp. (b)(c)	462,598	20,062,875
Wyndham Worldwide Corp.	26,437	1,406,713
XL Group Plc	804,212	20,153,553

		3,516,282,476

Total Common Stocks – 59.4%		6,326,530,640

Fixed Income Securities

Corporate Bonds	Par (000)

Argentina – 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (d)	USD 1,027	451,880

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Australia – 0.2%
Commonwealth Bank of Australia/ New York NY, 1.90%, 9/18/17	USD	6,452	$6,596,667
FMG Resources August 2006 Ltd., 6.00%, 4/01/17 (d)		4,019	4,099,380
TFS Corp. Ltd., 11.00%, 7/15/18 (d)		11,340	10,658,133

			21,354,180

Brazil – 0.4%
Banco Bradesco SA/Cayman Islands, 4.50%, 1/12/17 (d)		7,440	7,923,600
Hypermarcas SA, 6.50%, 4/20/21 (d)		3,840	4,156,800
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (d)		5,469	6,139,121
Odebrecht Finance, Ltd., 5.13%, 6/26/22 (d)		3,097	3,360,245
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (d)		10,499	9,449,100
Petrobras International Finance Co. – Pifco, 3.50%, 2/06/17		6,301	6,608,155

			37,637,021

Canada – 0.0%
Viterra, Inc., 5.95%, 8/01/20 (d)		2,866	3,102,689

Chile – 0.2%
Banco Del Estado De Chile/New York, 2.03%, 4/02/15		7,750	7,701,160
Banco Santander Chile, 2.31%, 2/14/14 (d)(e)		6,280	6,204,728
Inversiones Alsacia SA, 8.00%, 8/18/18 (d)		7,375	7,431,294

			21,337,182

China – 0.0%
Celestial Nutrifoods Ltd., 0.00%, 6/12/49 (b)(f)	SGD	11,400	93,324
China Milk Products Group Ltd., 0.00%, 1/15/49 (b)(f)	USD	4,800	960,000
China Petroleum & Chemical Corp., Series SINO, 1.06%, 4/24/14 (g)(h)	HKD	20,440	3,148,733

			4,202,057

Colombia – 0.0%
Colombia Telecomunicaciones SA ESP, 5.38%, 9/27/22 (d)	USD	3,261	3,313,991

France – 0.0%
Numericable Finance & Co. SCA, 12.38%, 2/15/19 (d)	EUR	1,035	1,617,179

Germany – 0.0%
Unitymedia Hessen GmbH & Co. KG, 5.50%, 1/15/23 (d)	USD	2,964	3,060,330

Hong Kong – 0.2%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (b)(f)	CNY	13,100	21,026
Hutchison Whampoa International 11 Ltd., 3.50%, 1/13/17 (d)	USD	6,239	6,620,296
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		4,661	4,978,806
Wharf Finance 2014 Ltd., 2.30%, 6/07/14	HKD	46,000	6,020,888

			17,641,016

Corporate Bonds	Par (000)		Value

India – 0.2%
ICICI Bank Ltd – Dubai, 4.70%, 2/21/18 (d)	USD	3,247	$3,410,428
REI Agro Ltd.:
5.50%, 11/13/14		2,550	1,836,000
5.50%, 11/13/14 (d)		6,845	5,219,313
Suzlon Energy Ltd.: (b)(f)
0.00%, 10/11/12		5,772	3,838,380
76.53%, 7/25/14 (g)(h)		7,384	4,061,200

			18,365,321

Indonesia – 0.0%
Bumi Investment Property Ltd.:
10.75%, 10/06/17		550	486,750
10.75%, 10/06/17 (d)		3,406	3,014,310

			3,501,060

Ireland – 0.0%
Nara Cable Funding, Ltd., 8.88%, 12/01/18 (d)		1,310	1,313,275
Ono Finance II Plc, 10.88%, 7/15/19 (d)		1,039	992,245

			2,305,520

Luxembourg – 0.2%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (d)	EUR	1,678	2,491,737
Intelsat Jackson Holdings SA, 7.50%, 4/01/21	USD	8,048	8,872,920
Matterhorn Mobile SA, 6.75%, 5/15/19 (d)	CHF	1,000	1,164,380
Sberbank of Russia Via SB Capital SA, 5.13%, 10/29/22 (d)	USD	6,536	6,658,550
TNK-BP Finance SA (d):
7.50%, 7/18/16		2,386	2,761,795
6.63%, 3/20/17		2,848	3,239,600
7.50%, 7/18/16		1,015	1,174,862

			26,363,844

Malaysia – 0.0%
Paka Capital Ltd., 2.43%, 3/12/13 (g)(h)		3,600	3,708,000

Mexico – 0.1%
Banco Santander Mexico SA, 4.13%, 11/09/22 (d)		5,227	5,318,473

Netherlands – 0.6%
Bio City Development Co. BV, 8.00%, 7/06/18 (d)(g)		23,800	23,770,250
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 3.95%, 11/09/22		3,468	3,551,350
New World Resources NV, 7.88%, 5/01/18	EUR	2,997	4,088,415
Rabobank Nederland, 3.38%, 1/19/17	USD	9,330	10,023,088
Volkswagen International Finance NV, 5.50%, 11/09/15 (d)(g)	EUR	13,900	20,078,752

			61,511,855

Singapore – 0.7%
CapitaLand Ltd. (g):
2.10%, 11/15/16	SGD	13,500	11,120,605
3.13%, 3/05/18		10,500	9,251,054
2.95%, 6/20/22		26,500	21,476,812
Keppel Land Ltd.,
2.50%, 6/23/13 (g)		5,600	4,607,261

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Singapore (concluded)
Olam International Ltd., 6.00%, 10/15/16 (g)	USD	12,500	$11,187,500
Oversea-Chinese Banking Corp. Ltd., 1.63%, 3/13/15 (d)		4,999	5,061,063
Ying Li International Real Estate Ltd., 4.00%, 3/03/15 (g)	SGD	12,500	10,795,710

			73,500,005

South Korea – 0.2%
Export-Import Bank of Korea, 1.25%, 11/20/15		4,314	4,321,170
Zeus Cayman, 6.44%, 8/19/13 (g)(h)	JPY	1,588,000	17,871,530
Zeus Cayman II, 0.00%, 8/18/16 (g)(h)		422,000	5,241,207

			27,433,907

Spain – 0.1%
Nara Cable Funding, Ltd., 8.88%, 12/01/18 (d)	EUR	4,051	5,427,327

Sweden – 0.1%
Nordea Bank AB, 3.13%, 3/20/17 (d)	USD	6,312	6,721,333

Switzerland – 0.2%
Credit Suisse Group Guernsey V Ltd., Series B, 4.00%, 3/29/13 (g)	CHF	6,740	10,080,856
UBS AG Series BKNT, 5.88%, 12/20/17	USD	4,997	5,947,724

			16,028,580

United Arab Emirates – 0.5%
Dana Gas Sukuk, Ltd., 7.50%, 10/31/13		46,180	37,179,518
Pyrus Ltd. (g):
7.50%, 12/20/15		2,300	2,578,300
7.50%, 12/20/15 (d)		7,200	8,071,200

			47,829,018

United Kingdom – 0.7%
Barclays Bank Plc, 7.63%, 11/21/22		19,590	19,565,513
BAT International Finance Plc, 2.13%, 6/07/17 (d)		6,350	6,506,591
British Telecommunications Plc, 1.43%, 12/20/13 (e)		2,472	2,492,488
Delta Topco Ltd., 10.00%, 11/24/60		11,512	11,733,714
Essar Energy Plc, 4.25%, 2/01/16 (g)		7,700	5,546,310
Lloyds TSB Bank Plc, 13.00% (e)(i)	GBP	11,674	27,523,664

			73,368,280

United States – 2.3%
Ally Financial, Inc., 4.50%, 2/11/14	USD	4,260	4,382,475
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		4,607	4,655,512
Bank of America Corp., 1.50%, 10/09/15		13,764	13,834,375
Building Materials Corp. of America, 6.88%, 8/15/18 (d)		2,035	2,197,800
Cablevision Systems Corp., 5.88%, 9/15/22		3,890	3,894,862
CCO Holdings LLC, 5.25%, 9/30/22		8,955	9,066,937
Cobalt International Energy, Inc., 2.63%, 12/01/19 (g)		19,650	19,834,219

Corporate Bonds	Par (000)		Value

United States (concluded)
CONSOL Energy, Inc., 8.00%, 4/01/17	USD	9,814	$10,623,655
Cricket Communications, Inc., 7.75%, 10/15/20		3,883	3,960,660
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		375	356,719
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (g)		2,977	4,670,169
Daimler Finance North America LLC, 1.30%, 7/31/15 (d)		1,808	1,818,495
DaVita, Inc.:
6.38%, 11/01/18		2,988	3,204,630
6.63%, 11/01/20		3,163	3,439,762
DJO Finance LLC, 9.75%, 10/15/17		835	743,150
Electronic Arts, Inc., 0.75%, 7/15/16 (g)		3,720	3,429,375
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		2,123	2,367,226
8.00%, 12/15/16		1,406	1,697,700
6.63%, 8/15/17		2,019	2,359,133
Forest City Enterprises, Inc., 4.25%, 8/15/18 (g)		2,300	2,419,313
General Electric Capital Corp.:
5.63%, 5/01/18		6,277	7,454,151
Series B, 6.25% (e)(i)		9,700	10,563,106
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16		11,399	19,221,564
Hologic, Inc., 2.00%, 12/15/37 (g)(j)		15,004	16,729,460
HSBC USA, Inc., 1.63%, 1/16/18		6,570	6,575,966
Hughes Satellite Systems Corp.:
6.50%, 6/15/19		5,487	6,049,417
7.63%, 6/15/21		1,792	2,038,400
Hyundai Capital America (d):
1.63%, 10/02/15		2,436	2,450,638
2.13%, 10/02/17		3,893	3,920,874
JPMorgan Chase Bank NA, 0.64%, 6/13/16 (e)		8,346	8,113,672
Linn Energy LLC, 7.75%, 2/01/21		4,040	4,302,600
Morgan Stanley:
4.75%, 3/22/17		2,623	2,861,591
4.88%, 11/01/22		1,314	1,360,508
Mylan, Inc., 3.75%, 9/15/15 (g)		9,660	20,533,537
Phibro Animal Health Corp., 9.25%, 7/01/18 (d)		694	694,000
Reliance Holdings USA, Inc. (d):
4.50%, 10/19/20		3,746	3,922,309
5.40%, 2/14/22		1,995	2,231,362
Stillwater Mining Co., Series SWC, 1.75%, 10/15/32 (g)		643	749,497
SunGard Data Systems, Inc., 7.38%, 11/15/18		5,278	5,654,057
Take-Two Interactive Software, Inc. (g):
4.38%, 6/01/14		2,415	2,932,716
1.75%, 12/01/16		9,408	8,949,360
Texas Industries, Inc., 9.25%, 8/15/20		7,402	7,938,645

			244,203,597

Total Corporate Bonds – 6.9%			729,303,645

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)		Value

Canada – 0.0%
Essar Steel Algoma, Inc., ABL Term Loan, 8.75%, 9/20/14	USD	3,710	$3,654,189

Chile – 0.1%
GNL Quintero SA, Term Loan, 1.32%, 6/20/23		7,628	6,583,360

United Kingdom – 0.2%
Delta Debtco, Ltd., Term Loan, 14.00%, 10/30/19		19,179	19,318,048

United States – 0.2%
Hamilton Sundstrand Industrial First Lien Term Loan, 5.00%, 12/13/19		3,895	3,929,265
Navistar International Corp., Term Loan B, 7.00%, 8/17/17		1,557	1,560,491
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		9,933	10,032,138
Vodafone Americas Finance 2, Inc., Term Loan B, 6.25%, 7/11/16 (k)		7,114	7,309,185

			22,831,079

Total Floating Rate Loan Interests – 0.5%			52,386,676

Foreign Agency Obligations

Australia Government Bond:
5.50%, 12/15/13	AUD	28,290	30,166,826
5.75%, 5/15/21		43,097	53,311,936
5.75%, 7/15/22		12,397	15,521,772
5.50%, 4/21/23		92,284	114,280,001
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	66,385	88,518,043
Series F, 10.00%, 1/01/21		130,279	63,908,396
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	74,349	115,760,566
3.50%, 7/04/19		58,239	90,801,163
Canadian Government Bond:
4.00%, 6/01/16	CAD	11,606	12,714,211
1.50%, 3/01/17		18,749	18,956,715
3.50%, 6/01/20		14,061	15,971,328
Hong Kong Government Bond:
4.13%, 2/22/13	HKD	61,350	7,961,557
2.03%, 3/18/13		102,350	13,258,180
1.67%, 3/24/14		37,850	4,975,362
3.51%, 12/08/14		96,250	13,225,609
1.69%, 12/22/14		49,550	6,586,148
Malaysia Government Bond:
3.21%, 5/31/13	MYR	64,533	21,115,755
3.46%, 7/31/13		38,171	12,511,313
5.09%, 4/30/14		63,226	21,222,930
Netherlands Government Bond, 1.00%, 2/24/17 (d)	USD	12,526	12,626,400
Poland Government Bond, 3.00%, 8/24/16	PLN	45,491	15,851,415
Switzerland Government Bond:
2.00%, 4/28/21	CHF	4,487	5,577,547
2.00%, 5/25/22		3,206	4,010,047
4.00%, 2/11/23		6,544	9,592,210
Turkey Government Bond:
6.14%, 2/20/13 (h)	TRY	11,903	6,615,545
6.23%, 5/15/13 (h)		27,275	14,944,312
7.50%, 9/24/14		41,496	23,789,923

Foreign Agency Obligations	Par (000)		Value

Foreign Agency Obligations (concluded)
Ukraine Government International Bond, 7.80%, 11/28/22 (d)	USD	5,305	$5,324,894
United Kingdom Gilt, 4.75%, 3/07/20	GBP	72,101	144,635,737
Vnesheconombank Via VEB Finance Plc, 6.03%, 7/05/22 (d)	USD	3,200	3,720,000

Total Foreign Agency Obligations – 9.1%			967,455,841

Non-Agency Mortgage-Backed Securities – 0.1%

Commercial Mortgage-Backed Securities – 0.1%
Banc of America Large Loan, Inc., Series 2010, Class HLTN, 2.51%, 11/15/15 (d)(e)		13,340	13,312,293

US Government Sponsored Agency Securities – 0.1%

Mortgage-Backed Securities – 0.1%
Fannie Mae Mortgage-Backed Securities, 3.00%, 1/15/43 (l)		6,571	6,885,176

US Treasury Obligations

US Treasury Notes:
2.25%, 3/31/16 (m)		100,153	106,122,490
0.63%, 9/30/17		51,394	51,301,745
1.38%, 9/30/18		54,623	56,150,237
1.00%, 9/30/19		39,024	38,756,008
1.25%, 10/31/19		13,107	13,215,841
3.50%, 5/15/20		168,048	195,106,301
2.63%, 8/15/20 (n)		88,424	97,100,715
2.00%, 11/15/21		15,998	16,604,388
1.75%, 5/15/22		19,258	19,424,904
1.63%, 11/15/22		39,271	38,841,058

Total US Treasury Obligations – 5.9%			632,623,687

Total Fixed Income Securities – 22.6%			2,401,967,318

Investment Companies	Shares

United States – 2.6%
ETFS Gold Trust (b)		256,340	42,337,115
ETFS Palladium Trust (b)		89,760	6,213,187
ETFS Platinum Trust (b)		75,973	11,499,273
iShares Gold Trust (b)(o)		2,310,427	37,590,647
SPDR Gold Shares (b)		1,097,348	177,781,350

			275,421,572

Vietnam – 0.0%
Vinaland Ltd. (b)		137,767	53,040

Total Investment Companies – 2.6%			275,474,612

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Securities	Par (000)		Value

Capital Trusts

Germany – 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (d)(e)(i)	USD	1,464	$1,390,800

Switzerland – 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (e)		6,357	6,725,071

Total Capital Trusts – 0.1%			8,115,871

Preferred Stocks	Shares

United Kingdom – 0.2%
HSBC Holdings Plc, 8.00%		269,500	7,427,420
Royal Bank of Scotland Group Plc:
Series M, 6.40%		176,150	3,979,228
Series Q, 6.75%		91,325	2,100,475
Series T, 7.25%		250,583	5,991,440

			19,498,563

United States – 0.6%
Citigroup, Inc., 5.95% (e)		4,748,000	4,807,350
General Motors Co., Series B, 4.75% (g)		243,123	10,729,018
Health Care REIT, Inc., Series I, 6.50% (g)		132,093	7,554,399
NextEra Energy, Inc., 5.60% (g)		163,146	8,132,828
PPL Corp. (g):
8.75%		128,534	6,906,132
9.50%		144,700	7,569,257
US Bancorp (e):
Series F, 6.50%		236,374	6,769,751
Series G, 6.00%		125,469	3,480,510
United Technologies Corp., 7.50% (g)		89,362	4,978,357
Wells Fargo & Co., Series L, 7.50% (g)		4,370	5,353,250

			66,280,852

Total Preferred Stocks – 0.8%			85,779,415

Trust Preferreds

United States – 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (e)		438,422	12,088,117
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (e)		580,751	15,326,281
Omnicare Capital, Series B, 4.00%, 6/15/33 (g)		87,281	4,187,839
RBS Capital Funding Trust VII, Series G, 6.08% (b)(f)(i)		157,799	3,269,595

Total Trust Preferreds – 0.3%			34,871,832

Total Preferred Securities – 1.2%			128,767,118

Warrants (p)	Shares		Value

Australia – 0.0%
TFS Corp., Ltd. (Issued/exercisable 8/01/11, 1 Share for 1 warrant, Expires 9/03/13, Strike Price AUD 1.28)		4,195,800	$130,926

Canada – 0.0%
Kinross Gold Corp. (Issued/exercisable 10/29/18, 1 Share for 1 warrant, Expires 9/03/13, Strike Price CAD 32.00) (a)		37,568	378

Total Warrants – 0.0%			131,304

Total Long-Term Investments (Cost – $8,193,120,495) – 85.8%			9,132,870,992

Short-Term Securities

Foreign Agency Obligations (q)	Par (000)

German Treasury Bill:
(0.08)%, 1/09/13	EUR	6,429	8,486,145
(0.08)%, 1/23/13		6,429	8,486,409
Japan Treasury Discount Bill:
0.10%, 1/16/13	JPY	2,190,000	25,277,481
0.10%, 2/20/13		2,090,000	24,121,057
0.09%, 3/11/13		1,310,000	15,118,263
0.10%, 3/11/13		1,970,000	22,735,098
Mexico Cetes:
4.54%, 3/21/13	MXN	43,195	33,103,107
4.39%, 4/04/13		44,606	34,128,070
Singapore Treasury Bill:
0.20%, 1/10/13	SGD	9,568	7,832,286
0.19%, 1/24/13		25,715	21,048,596
0.22%, 1/31/13		60,245	49,309,547
0.28%, 2/07/13		35,451	29,013,079

Total Foreign Agency Obligations – 2.6%			278,659,138

Money Market Funds	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (o)(r)(s)	USD	72,374	72,374,364

Total Money Market Funds – 0.7%			72,374,364

Time Deposits	Par (000)

Canada – 0.0%
JPMorgan Chase & Co., 0.17%, 1/02/13	CAD	40	40,169

Hong Kong – 0.0%
Brown Brothers Harriman & Co., 0.01%, 1/02/13	HKD	42	5,402

Total Time Deposits – 0.0%			45,571

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value

US Treasury Bills (q):
0.09%, 1/03/13	USD 253,475	$ 253,473,761
0.08% – 0.11%, 1/10/13	127,800	127,796,783
0.08% – 0.11%, 1/17/13	15,440	15,439,412
0.09% – 0.10%, 1/24/13	53,850	53,846,849
0.08% – 0.10%, 2/14/13	107,500	107,489,981
0.08% – 0.09%, 2/21/13	130,065	130,048,443
0.08%, 2/28/13	13,950	13,948,202
0.07% – 0.10%, 3/07/13	129,920	129,899,334
0.03% – 0.09%, 3/14/13	129,690	129,681,052
0.04% – 0.06%, 3/21/13	192,495	192,480,370
0.02% – 0.04%, 4/04/13	43,250	43,243,080

Total US Treasury Obligations – 11.2%		1,197,347,267

Total Short-Term Securities (Cost – $1,553,024,089) – 14.5%		1,548,426,340

Options Purchased	Value

(Cost – $95,309,447) – 0.6%	$66,749,468

Total Investments Before Options Written (Cost – $9,841,454,031) – 100.9%	10,748,046,800

Options Written (Premiums Received – $29,244,877) – (0.2)%	(24,386,377)

Total Investments, Net of Options Written – 100.7%	10,723,660,423
Liabilities in Excess of Other Assets – (0.7)%	(73,224,594)

Net Assets – 100.0%	$10,650,435,829

Notes to Consolidated Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Convertible security.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(k)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(l)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation

Deutsche Bank AG	$6,885,176	$22,588

(m)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(n)	All or a portion of security has been pledged as collateral in connection with swaps.

(o)	Investments in issuers considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2011	Shares/Beneficial Interest Purchased		Shares/Beneficial Interest Sold		Shares/Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	5,001,683	–		(5,001,683)	[1]	–	–	$ 1,592	–
BlackRock Liquidity Series LLC, Money Market Series	$62,810,683	$9,563,681	[2]	–		$72,374,364	$72,374,364	$460,506	–
iShares Gold Trust	2,238,615	71,812		–		2,310,427	$37,590,647	–	–
iShares Silver Trust[3]	81,751	–		(81,751)		–	–	–	$666,275

[1]	Represents net shares sold.

[2]	Represents net beneficial interest purchased.
[3]	No longer held by the Fund as of report date.

(p)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

(q)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(r)	Represents the current yield as of report date.

(s)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

— Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

653	CAC 40 Index	Euronext Paris	January 2013	USD	31,391,413	$ (230,770)
388	Nikkei 225 Index	Chicago Mercantile	March 2013	USD	23,613,205	1,541,403
(1,606)	S&P 500 E-Mini Index	Chicago Mercantile	March 2013	USD	114,034,030	63,798
(139)	DAX Index	Eurex Mercantile	March 2013	USD	34,944,757	(39,364)
(34)	FTSE 100 Index	Euronext LIFFE	March 2013	USD	3,229,926	29,563
(8)	S&P TSE 60 Index	Montreal Exchange	March 2013	USD	1,144,305	(16,357)

Total						$1,348,273

— Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	18,381	CAD	18,294	Brown Brothers Harriman & Co.	1/02/13	$(11)
USD	263,632	HKD	2,043,582	Credit Suisse Group AG	1/02/13	(28)
USD	331,286	KRW	355,138,409	Brown Brothers Harriman & Co.	1/02/13	(441)
USD	125,368	MYR	384,191	Brown Brothers Harriman & Co.	1/02/13	(266)
BRL	48,304,410	USD	23,638,077	Deutsche Bank AG	1/03/13	(46,179)
BRL	48,304,410	USD	23,528,695	Deutsche Bank AG	1/03/13	63,203
USD	23,100,000	BRL	48,304,410	Deutsche Bank AG	1/03/13	(491,897)
USD	23,638,077	BRL	48,304,410	Deutsche Bank AG	1/03/13	46,179
USD	20,924	CAD	20,839	Brown Brothers Harriman & Co.	1/03/13	(50)
USD	1,818,627	HKD	14,095,252	Brown Brothers Harriman & Co.	1/03/13	84
USD	764,174	KRW	814,838,474	Brown Brothers Harriman & Co.	1/03/13	3,052
USD	169,456	MYR	518,977	Brown Brothers Harriman & Co.	1/03/13	(255)
JPY	23,224,025	USD	270,616	Deutsche Bank AG	1/04/13	(2,549)
USD	257,021	MYR	784,171	Brown Brothers Harriman & Co.	1/04/13	588
JPY	23,105,361	USD	268,592	Deutsche Bank AG	1/07/13	(1,894)
JPY	14,182,206	USD	164,243	Brown Brothers Harriman & Co.	1/08/13	(543)
USD	7,841,704	EUR	6,429,023	Credit Suisse Group AG	1/09/13	(644,723)
USD	19,632,291	GBP	12,197,000	JPMorgan Chase & Co.	1/10/13	(180,751)
USD	15,692,575	AUD	15,031,203	Deutsche Bank AG	1/11/13	92,689
USD	41,486,540	EUR	31,693,792	Credit Suisse Group AG	1/11/13	(350,558)
USD	42,555,369	GBP	26,423,700	Deutsche Bank AG	1/11/13	(367,684)
USD	27,945,080	JPY	2,190,000,000	UBS AG	1/16/13	2,664,736
USD	20,017,838	EUR	15,402,602	UBS AG	1/17/13	(315,265)
USD	39,955,237	GBP	24,804,900	JPMorgan Chase & Co.	1/17/13	(337,562)
CHF	17,341,588	EUR	14,355,619	UBS AG	1/18/13	14,106
USD	9,049,044	GBP	5,605,900	Deutsche Bank AG	1/18/13	(57,092)
USD	13,268,999	GBP	8,227,000	Goldman Sachs Group, Inc.	1/18/13	(94,810)
USD	7,843,665	EUR	6,429,023	Credit Suisse Group AG	1/23/13	(643,775)
USD	36,651,895	EUR	27,724,790	Credit Suisse Group AG	1/24/13	49,987
USD	20,432,243	SGD	25,715,000	UBS AG	1/24/13	(617,862)
CHF	19,309,723	EUR	15,977,860	Credit Suisse Group AG	1/25/13	26,728
EUR	20,150,000	JPY	2,204,702,175	Barclays Plc	2/01/13	1,150,165
EUR	20,200,000	JPY	2,203,799,800	Deutsche Bank AG	2/01/13	1,226,596
JPY	1,145,837,230	EUR	10,030,000	Barclays Plc	2/01/13	(13,620)
USD	39,592,282	EUR	30,278,588	Deutsche Bank AG	2/01/13	(383,843)
USD	23,425,999	BRL	48,304,410	Deutsche Bank AG	2/04/13	(66,650)
USD	28,573,386	SGD	35,451,000	UBS AG	2/07/13	(445,801)
USD	26,574,778	JPY	2,090,000,000	UBS AG	2/20/13	2,441,939
USD	6,552,043	TRY	11,903,097	Barclays Plc	2/20/13	(77,383)
USD	15,898,058	JPY	1,310,000,000	Deutsche Bank AG	3/11/13	769,453
USD	24,683,624	JPY	1,970,000,000	Deutsche Bank AG	3/11/13	1,932,973
USD	32,305,168	MXN	431,952,400	Credit Suisse Group AG	3/21/13	(873,597)
USD	34,500,797	MXN	446,060,800	Deutsche Bank AG	4/04/13	284,707

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

Foreign currency exchange contracts as of December 31, 2012 were as follows (concluded):

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD 9,865,884	TRY	18,117,710	Credit Suisse Group AG	5/15/13	$ (117,543)
USD 4,973,909	TRY	9,156,966	Credit Suisse Group AG	5/15/13	(71,867)

Total					$4,562,686

— Exchange-traded options purchased as of December 31, 2012 were as follows:

Description	Put/Call	Strike Price		Expiration Date	Contracts	Market Value

Murphy Oil Corp.	Call	USD	62.50	1/19/13	2,574	$128,700
Apple, Inc.	Call	USD	635.00	2/16/13	506	206,195
S&P 500 Index	Call	USD	1,520.00	2/16/13	186	32,550
Anadarko Petroleum Corp.	Call	USD	75.00	3/16/13	5,395	2,333,337
Anadarko Petroleum Corp.	Call	USD	80.00	5/18/13	2,584	1,052,980
CONSOL Energy, Inc.	Put	USD	31.00	1/19/13	5,053	336,025
Hess Corp.	Put	USD	47.50	1/19/13	7,579	265,265
S&P 500 Index	Put	USD	1,410.00	1/19/13	505	684,275

Total						$5,039,327

— Over-the-counter options purchased as of December 31, 2012 were as follows:

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)	Market Value

S&P 500 Volatility Index	Credit Suisse Group AG	Call	USD	18.00	1/16/13	439,500	–	$549,375
Talisman Energy, Inc.	Citigroup, Inc.	Call	USD	13.00	4/19/13	1,031,473	–	249,051
Taiwan Taiex Index	Credit Suisse Group AG	Call	TWD	8,807.55	9/18/13	14,728	–	25,973
Nikkei 225 Index	Bank of America Corp.	Call	JPY	9,600.00	12/13/13	2,921	–	3,777,096
Nikkei 225 Index	Citigroup, Inc.	Call	JPY	9,400.00	12/13/13	2,916	–	4,159,937
Nikkei 225 Index	Goldman Sachs Group, Inc.	Call	JPY	9,400.00	12/13/13	2,907	–	4,147,098
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	11,000.00	12/13/13	412	–	238,121
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	11,000.00	12/13/13	1,460	–	843,826
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	9,617.63	12/13/13	2,763	–	3,541,213
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	9,354.06	12/13/13	2,920	–	4,258,060
Taiwan Taiex Index	Citigroup, Inc.	Call	TWD	7,249.48	12/18/13	2,114	–	1,195,582
Taiwan Taiex Index	JPMorgan Chase & Co.	Call	TWD	7,057.00	12/18/13	1,401	–	940,944
Taiwan Taiex Index	JPMorgan Chase & Co.	Call	TWD	8,646.11	12/18/13	49,746	–	114,190
Activision Blizzard, Inc.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	789,528	–	7,565
Aetna, Inc.	Goldman Sachs Group, Inc.	Call	USD	60.00	1/17/14	573,045	–	667,940
Agnico-Eagle Mines, Ltd.	Deutsche Bank AG	Call	USD	85.00	1/17/14	590,560		447,678
Alcoa, Inc.	Goldman Sachs Group, Inc.	Call	USD	15.00	1/17/14	1,426,244	–	102,453
AngloGold Ashanti Ltd.	Deutsche Bank AG	Call	USD	65.00	1/17/14	700,319	–	72,671
Autozone, Inc.	Goldman Sachs Group, Inc.	Call	USD	550.00	1/17/14	59,851	–	28,168
Bank of America Corp.	Goldman Sachs Group, Inc.	Call	USD	17.00	1/17/14	3,183,581	–	1,193,442
Barrick Gold Corp.	Deutsche Bank AG	Call	USD	80.00	1/17/14	3,183,267	–	156,674
Best Buy Co., Inc.	Goldman Sachs Group, Inc.	Call	USD	30.00	1/17/14	1,719,134	–	149,719
Boeing Co.	Goldman Sachs Group, Inc.	Call	USD	110.00	1/17/14	509,373	–	76,671
Boston Scientific Corp.	Goldman Sachs Group, Inc.	Call	USD	10.00	1/17/14	1,438,979	–	133,016
Bristol-Myers Squibb Co.	Goldman Sachs Group, Inc.	Call	USD	50.00	1/17/14	1,426,244	–	54,314
Broadcom Corp.	Goldman Sachs Group, Inc.	Call	USD	55.00	1/17/14	764,059	–	225,184
Caterpillar, Inc.	Goldman Sachs Group, Inc.	Call	USD	135.00	1/17/14	827,731	–	446,608
Cisco Systems, Inc.	Goldman Sachs Group, Inc.	Call	USD	30.00	1/17/14	3,183,581	–	364,011
Citigroup, Inc.	Goldman Sachs Group, Inc.	Call	USD	50.00	1/17/14	3,183,581	–	7,590,571
Coeur Dalene Mines Corp.	Deutsche Bank AG	Call	USD	40.00	1/17/14	280,191	–	285,545
Corning, Inc.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	1,591,790	–	222,779
Eldorado Gold Corp.	Deutsche Bank AG	Call	USD	25.00	1/17/14	831,482	–	171,285
EMC Corp.	Goldman Sachs Group, Inc.	Call	USD	40.00	1/17/14	2,228,507	–	296,839
Endeavour Silver Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	222,638	–	10,958
First Majestic Silver Corp.	Deutsche Bank AG	Call	USD	35.00	1/17/14	140,675	–	104,937
Freeport-McMoRan Copper & Gold, Inc.	Goldman Sachs Group, Inc.	Call	USD	65.00	1/17/14	1,719,134	–	154,894
General Electric Co.	Goldman Sachs Group, Inc.	Call	USD	35.00	1/17/14	3,183,581	–	37,426
Goldcorp, Inc.	Deutsche Bank AG	Call	USD	80.00	1/17/14	1,990,328	–	213,851

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

Over-the-counter options purchased as of December 31, 2012 were as follows (concluded):

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)	Market Value

Gold Fields Ltd.	Deutsche Bank AG	Call	USD	22.00	1/17/14	1,718,964	–	$130,478
Halliburton Co.	Goldman Sachs Group, Inc.	Call	USD	55.00	1/17/14	1,209,761	–	314,445
Harmony Gold Mining Co., Ltd.	Deutsche Bank AG	Call	USD	15.00	1/17/14	438,425	–	117,097
Hewlett-Packard Co.	Goldman Sachs Group, Inc.	Call	USD	30.00	1/17/14	3,183,581	–	302,895
Humana, Inc.	Goldman Sachs Group, Inc.	Call	USD	105.00	1/17/14	254,686	–	38,612
IAMGOLD Corp.	Deutsche Bank AG	Call	USD	30.00	1/17/14	739,472	–	79,419
Intel Corp.	Goldman Sachs Group, Inc.	Call	USD	40.00	1/17/14	3,183,581	–	39,839
International Business Machines Co.	Goldman Sachs Group, Inc.	Call	USD	295.00	1/17/14	331,092	–	12,343
J.C. Penney Co., Inc.	Goldman Sachs Group, Inc.	Call	USD	55.00	1/17/14	891,403	–	290,663
JPMorgan Chase & Co.	Goldman Sachs Group, Inc.	Call	USD	60.00	1/17/14	3,183,581	–	1,790,207
Kinross Gold Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	3,183,267	–	316,675
Las Vegas Sands Corp.	Goldman Sachs Group, Inc.	Call	USD	77.25	1/17/14	1,146,089	–	557,640
Lowes Cos.	Goldman Sachs Group, Inc.	Call	USD	45.00	1/17/14	2,546,865	–	2,077,203
Marvell Technology Group Ltd.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	1,846,477	–	39,347
Mastercard, Inc.	Goldman Sachs Group, Inc.	Call	USD	660.00	1/17/14	95,507	–	449,357
McDonalds Corp.	Goldman Sachs Group, Inc.	Call	USD	135.00	1/17/14	573,045	–	19,984
Microsoft Corp.	Goldman Sachs Group, Inc.	Call	USD	45.00	1/17/14	3,183,581	–	166,135
Monster Beverage Corp.	Goldman Sachs Group, Inc.	Call	USD	105.00	1/17/14	445,701	–	190,631
NetApp, Inc.	Goldman Sachs Group, Inc.	Call	USD	60.00	1/17/14	1,044,215	–	331,422
New Gold, Inc.	Deutsche Bank AG	Call	USD	22.00	1/17/14	471,633	–	143,034
Newmont Mining Corp.	Deutsche Bank AG	Call	USD	90.00	1/17/14	2,546,613	–	666,428
Novagold Resources, Inc.	Deutsche Bank AG	Call	USD	12.00	1/17/14	435,839	–	45,327
Pan American Silver Corp.	Deutsche Bank AG	Call	USD	50.00	1/17/14	795,205	–	17,873
Priceline.com, Inc.	Goldman Sachs Group, Inc.	Call	USD	1,000.00	1/17/14	127,343	–	951,870
Qualcomm, Inc.	Goldman Sachs Group, Inc.	Call	USD	95.00	1/17/14	1,273,432	–	426,947
Randgold Resources Ltd.	Deutsche Bank AG	Call	USD	165.00	1/17/14	107,340	–	196,143
Royal Gold, Inc.	Deutsche Bank AG	Call	USD	125.00	1/17/14	105,773	–	168,499
Safeway, Inc.	Goldman Sachs Group, Inc.	Call	USD	25.00	1/17/14	764,059	–	186,126
Seabridge Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	69,650	–	30,774
Silvercorp Metals, Inc.	Deutsche Bank AG	Call	USD	15.00	1/17/14	454,150	–	36,841
Silver Standard Resources, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	194,689	–	69,790
Silver Wheaton Corp.	Deutsche Bank AG	Call	USD	55.00	1/17/14	798,592	–	1,039,006
Staples, Inc.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	2,801,552	–	97,909
Starwood Hotels & Resort Worldwide, Inc.	Goldman Sachs Group, Inc.	Call	USD	85.00	1/17/14	191,015	–	163,165
Stillwater Mining Co.	Deutsche Bank AG	Call	USD	25.00	1/17/14	509,322	–	126,192
UnitedHealth Group, Inc.	Goldman Sachs Group, Inc.	Call	USD	85.00	1/17/14	636,716	–	98,192
United Technologies Corp.	Goldman Sachs Group, Inc.	Call	USD	120.00	1/17/14	483,904	–	72,300
Visa, Inc.	Goldman Sachs Group, Inc.	Call	USD	190.00	1/17/14	292,889	–	1,275,241
Western Union Co.	Goldman Sachs Group, Inc.	Call	USD	25.00	1/17/14	445,701	–	63
Yahoo!, Inc.	Goldman Sachs Group, Inc.	Call	USD	25.00	1/17/14	2,228,507	–	1,933,972
Yamana Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	1,911,514	–	487,239
Yum! Brands, Inc.	Goldman Sachs Group, Inc.	Call	USD	100.00	1/17/14	445,701	–	177,830
Goldman Sachs JPY Weak Yen Index	Goldman Sachs Group, Inc.	Call	USD	93.80	3/14/14	157,102	–	2,576,473
Nikkei 225 Index	BNP Paribas SA	Call	JPY	9,685.15	3/14/14	3,009	–	3,987,477
Russell 2000 Index	JPMorgan Chase & Co.	Put	USD	781.49	1/18/13	19,301	–	46,506
S&P 500 Index	Goldman Sachs Group, Inc.	Put	USD	1,375.68	1/18/13	18,578	–	127,649
S&P 500 Index	JPMorgan Chase & Co.	Put	USD	1,373.62	1/18/13	37,211	–	244,501
Russell 2000 Index	BNP Paribas SA	Put	USD	782.61	2/15/13	19,273	–	148,708
S&P 500 Index	Deutsche Bank AG	Put	USD	1,372.24	2/15/13	18,624	–	302,891
S&P 500 Index	Credit Suisse Group AG	Put	USD	1,372.50	3/15/13	18,621	–	428,421
EUR Currency	Credit Suisse Group AG	Put	EUR	1.20	6/03/13	–	EUR 75,999	237,044
KOSPI Index	Citigroup, Inc.	Put	USD	243.53	12/12/13	666	–	679,653

Total								$61,710,141

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

— Exchange-traded options written as of December 31, 2012 were as follows:

Description	Put/Call	Strike Price		Expiration Date	Contracts	Market Value

Activision Blizzard, Inc.	Call	USD	12.50	1/19/13	2,732	$(10,928)
Alcoa, Inc.	Call	USD	10.00	1/19/13	7,885	(19,712)
Mattel, Inc.	Call	USD	35.00	1/19/13	854	(153,720)
Murphy Oil Corp.	Call	USD	67.50	1/19/13	2,574	(25,740)
Oracle Corp.	Call	USD	34.00	1/19/13	4,767	(166,845)
Phillips 66	Call	USD	48.00	1/19/13	5,009	(2,654,770)
Sandisk Corp.	Call	USD	45.00	1/19/13	2,502	(211,419)
Valeant Pharmaceuticals International, Inc.	Call	USD	50.00	1/19/13	518	(523,180)
Vertex Pharmaceuticals, Inc.	Call	USD	40.00	1/19/13	1,449	(383,985)
Electronic Arts, Inc.	Call	USD	17.00	3/16/13	3,473	(88,562)
Kraft Foods Group, Inc.	Call	USD	47.50	3/16/13	1,088	(57,120)
Marathon Oil Corp.	Call	USD	67.50	4/20/13	2,583	(671,580)
PulteGroup, Inc.	Call	USD	19.00	4/20/13	2,538	(366,741)
Oracle Corp.	Call	USD	35.00	6/22/13	4,912	(699,960)
The Procter & Gamble Co.	Call	USD	72.50	7/20/13	6,955	(566,833)
CONSOL Energy, Inc.	Put	USD	25.00	1/19/13	10,533	(68,464)
Devon Energy Corp.	Put	USD	50.00	1/19/13	2,523	(133,719)
Mattel, Inc.	Put	USD	25.00	1/19/13	4,066	(20,330)
Murphy Oil Corp.	Put	USD	55.00	1/19/13	779	(21,423)
S&P 500 Index	Put	USD	1,335.00	1/19/13	505	(161,600)
Occidental Petroleum Corp.	Put	USD	70.00	2/16/13	2,527	(222,375)

Total						$(7,229,006)

— Over-the-counter barrier options written as of December 31, 2012 were as follows:

Description	Counterparty	Strike Price		Barrier Price		Expiration Date	Contracts	Market Value

S&P 500 Index	Goldman Sachs Group, Inc.	USD	1,199.27	USD	1,128.62	1/18/13	18,578	$(3,642)

— Over-the-counter options written as of December 31, 2012 were as follows:

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)	Market Value

S&P 500 Volatility Index	Credit Suisse Group AG	Call	USD	28.00	1/16/13	439,500	–	$(98,888)
Canon Inc.	Deutsche Bank AG	Call	JPY	2,749.56	1/18/13	95,594	–	(665,587)
Mead Johnson Nutrition Co.	Morgan Stanley	Call	USD	100.00	1/18/13	282,048	–	(50,769)
Mitsui Fudosan Co., Ltd.	Citigroup, Inc.	Call	JPY	1,521.73	1/18/13	105,400	–	(727,173)
Yamada Denki Co., Ltd.	Citigroup, Inc.	Call	JPY	4,347.00	1/18/13	41,200	–	(172)
Russell 2000 Index	BNP Paribas SA	Call	USD	854.05	2/15/13	9,637	–	(200,220)
S&P 500 Index	Deutsche Bank AG	Call	USD	1,520.01	2/15/13	18,624	–	(28,696)
EUR Currency	Credit Suisse Group AG	Call	EUR	1.40	6/03/13	–	EUR 75,999	(430,451)
Nikkei 225 Index	Citigroup, Inc.	Call	USD	11,000.00	12/13/13	2,916	–	(1,685,340)
Nikkei 225 Index	Goldman Sachs Group, Inc.	Call	USD	11,000.00	12/13/13	1,047	–	(605,127)
Nikkei 225 Index	BNP Paribas SA	Call	USD	11,291.35	3/14/14	2,098	–	(1,204,331)
Goldman Sachs JPY Weak Yen Index	Goldman Sachs Group, Inc.	Call	USD	111.44	3/14/14	157,102	–	(1,360,503)
Russell 2000 Index	JPMorgan Chase & Co.	Put	USD	701.34	1/18/13	19,301	–	(6,634)
S&P 500 Index	JPMorgan Chase & Co.	Put	USD	1,197.51	1/18/13	37,211	–	(7,060)
Russell 2000 Index	BNP Paribas SA	Put	USD	702.35	2/15/13	19,273	–	(35,879)
S&P 500 Index	Deutsche Bank AG	Put	USD	1,196.31	2/15/13	18,624	–	(35,317)
S&P 500 Index	Credit Suisse Group AG	Put	USD	1,231.73	3/15/13	18,621	–	(134,043)
Whiting Petroleum Corp.	Morgan Stanley	Put	USD	40.00	3/15/13	64,400	–	(111,090)
Nikkei 225 Index	Bank of America Corp.	Put	USD	8,286.96	12/13/13	2,921	–	(731,889)
Nikkei 225 Index	Citigroup, Inc.	Put	USD	8,305.01	12/13/13	2,916	–	(739,500)
Nikkei 225 Index	Goldman Sachs Group, Inc.	Put	USD	9,200.00	12/13/13	2,907	–	(1,318,547)
Nikkei 225 Index	JPMorgan Chase & Co.	Put	USD	8,592.09	12/13/13	2,920	–	(895,574)
Nikkei 225 Index	JPMorgan Chase & Co.	Put	USD	8,808.23	12/13/13	2,763	–	(975,721)
Taiwan Taiex Index	Citigroup, Inc.	Put	TWD	6,524.53	12/18/13	2,114	–	(567,829)
Taiwan Taiex Index	JPMorgan Chase & Co.	Put	TWD	5,758.51	12/18/13	1,401	–	(165,791)
S&P 500 Index	Citigroup, Inc.	Put	USD	1,149.60	12/20/13	11,200	–	(376,187)
Mead Johnson Nutrition Co.	Morgan Stanley	Put	USD	60.00	1/17/14	282,048	–	(1,367,933)
Nikkei 225 Index	BNP Paribas SA	Put	USD	9,300.00	3/14/14	3,009	–	(1,761,605)

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

Over-the-counter options written as of December 31, 2012 were as follows (concluded):

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)	Market Value

Goldman Sachs JPY Weak Yen Index	Goldman Sachs Group, Inc.	Put	USD	83.58	3/14/14	157,102	–	$(865,632)

Total								$(17,153,488)

—	Over-the-counter interest rate swaptions written as of December 31, 2012 were as follows:

Description	Counterparty	Put/Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

10-Year Interest Rate Swap	Morgan Stanley	Put	3.15%	Receive	6-month JPY LIBOR	4/30/13	JPY	3,301,281	$(241)

—	Credit default swaps- sold protection outstanding as of December 31, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

Dow Jones CDX North America Investment Grade, Series 19	1.00%	Deutsche Bank AG.	12/20/17	A-	USD	26,281	$(21,993)
Dow Jones CDX North America Investment Grade, Series 19	1.00%	Goldman Sachs Group, Inc.	12/20/17	A-	USD	13,184	(10,137)
Dow Jones CDX North America Investment Grade, Series 19	1.00%	Goldman Sachs Group, Inc.	12/20/17	A-	USD	13,190	(1,881)
Dow Jones CDX North America Investment Grade, Series 19	1.00%	JPMorgan Chase & Co.	12/20/17	A-	USD	13,104	14,903
Dow Jones CDX North America Investment Grade, Series 19	1.00%	JPMorgan Chase & Co.	12/20/17	A-	USD	26,207	(32,804)

Total							$(51,912)

[1]	Using Standard & Poor’s (“S&P”) rating of the underlying securities of the indexes.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Interest rate swaps outstanding as of December 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty/Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.54%[3]	3-Month LIBOR	Deutsche Bank AG	9/14/15	USD	64,834	$(34,420)
0.50%[3]	3-Month LIBOR	JPMorgan Chase & Co.	9/17/15	USD	65,081	19,329
1.28%[4]	3-Month LIBOR	UBS AG	6/22/16	USD	29,028	109,970
1.30%[4]	3-Month LIBOR	Deutsche Bank AG	8/17/16	USD	31,903	107,373
1.35%[4]	3-Month LIBOR	Deutsche Bank AG	8/24/16	USD	35,881	135,304
1.01%[4]	3-Month LIBOR	Deutsche Bank AG	9/27/16	USD	259,423	6,278
1.00%[4]	3-Month LIBOR	Goldman Sachs Group, Inc.	9/28/16	USD	259,646	(28,691)
1.55%[4]	3-Month LIBOR	Goldman Sachs Group, Inc.	9/28/17	USD	129,823	(37,584)
1.55%[4]	3-Month LIBOR	JPMorgan Chase & Co.	10/04/17	USD	130,463	(45,205)
1.24%[4]	3-Month LIBOR	Deutsche Bank AG	9/14/18	USD	25,933	179,547
1.19%[4]	3-Month LIBOR	JPMorgan Chase & Co.	9/17/18	USD	26,450	108,274

Total						$520,175

[3]	Fund pays the fixed rate and receives the floating rate.

[4]	Fund pays the floating rate and receives the fixed rate.

—	Total return swaps outstanding as of December 31, 2012 were as follows:

Reference Entity	Fixed Amount			Counterparty	Expiration Date	Contract Amount (000)		Unrealized Appreciation

SGX Nikkei Stock Average
Dividend Point Index
Futures December 2013	JPY	434,255,500	[5]	Citigroup, Inc.	3/31/14	USD	265	$1,440,822

[5]	Fund receives the total return of the referenced entity and pays the fixed amount. Net payment at termination.

—

Fair Value Measurements–Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1–unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

—

Level 2–other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3–unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in the securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$6,563,289	–	–	$6,563,289
Australia	–	$39,620,085	–	39,620,085
Belgium	213,572	4,054,232	–	4,267,804
Brazil	121,948,890	–	–	121,948,890
Canada	271,547,266	–	$4	271,547,270
Chile	4,962,746	–	–	4,962,746
China	7,709,352	55,234,529	–	62,943,881
Denmark	–	5,974,823	–	5,974,823
France	26,434,939	156,040,378	–	182,475,317
Germany	7,112,614	224,990,713	–	232,103,327
Hong Kong	–	27,892,694	–	27,892,694
Indonesia	–	2,986,114	–	2,986,114
Ireland	13,092,185	–	–	13,092,185
Israel	12,143,908	–	–	12,143,908
Italy	–	71,192,082	–	71,192,082
Japan	–	728,232,543	–	728,232,543
Kazakhstan	11,931,372	–	–	11,931,372
Malaysia	7,566,090	39,147,714	–	46,713,804
Mexico	36,094,894	–	–	36,094,894
Netherlands	25,210,378	44,410,108	–	69,620,486
Norway	–	5,378,687	–	5,378,687
Philippines	4,421,371	–	–	4,421,371
Portugal	3,664,230	–	–	3,664,230
Russia	11,779,923	12,428,032	–	24,207,955
Singapore	–	62,347,711	–	62,347,711
South Africa	6,946,773	3,434,517	–	10,381,290
South Korea	10,788,455	96,335,549	–	107,124,004
Spain	–	26,132,878	–	26,132,878
Sweden	–	9,835,205	–	9,835,205
Switzerland	3,184,367	151,623,233	–	154,807,600
Taiwan	8,453,385	31,804,527	–	40,257,912
Thailand	33,862,219	–	–	33,862,219
United Arab Emirates	–	3,239,202	–	3,239,202

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012 (concluded):

	Level 1	Level 2	Level 3	Total

Assets (concluded):
Investments (concluded):
Long-Term Investments (concluded):
Common Stocks (concluded):
United Kingdom	$72,053,506	$291,743,603	$8,483,277	$372,280,386
United States	3,497,848,598	4,253,400	14,180,478	3,516,282,476
Corporate Bonds	–	681,504,641	47,799,004	729,303,645
Floating Rate Loan Interests	–	9,143,945	43,242,731	52,386,676
Foreign Agency Obligations	–	967,455,841	–	967,455,841
Non-Agency Mortgage-Backed Securities	–	13,312,293	–	13,312,293
US Government Obligations	–	6,885,176	–	6,885,176
US Treasury Obligations	–	632,623,687	–	632,623,687
Investment Companies	275,474,612	–	–	275,474,612
Preferred Securities	115,843,897	12,923,221	–	128,767,118
Warrants	378	130,926	–	131,304
Short-Term Securities:
Foreign Agency Obligations	–	278,659,138	–	278,659,138
Money Market Funds	–	72,374,364	–	72,374,364
Time Deposits	–	45,571	–	45,571
US Treasury Obligations	–	1,197,347,267	–	1,197,347,267
Options Purchased:
Equity contracts	5,588,702	60,923,722	–	66,512,424
Foreign currency exchange contracts	–	237,044	–	237,044

Total	$4,602,441,911	$6,031,899,395	$113,705,494	$10,748,046,800

	Level 1	Level 2	Level 3	Total

Derivatives Financial Instruments[1]
Assets:
Credit contracts	–	$14,903	–	$14,903
Equity contracts	$1,634,764	1,440,822	–	3,075,586
Foreign currency exchange contracts	–	10,767,185	–	10,767,185
Interest rate contracts	–	666,075	–	666,075
Liabilities:
Credit contracts	–	(66,815)	–	(66,815)
Equity contracts	(7,614,386)	(16,627,790)	–	(24,242,176)
Foreign currency exchange contracts	–	(6,634,950)	–	(6,634,950)
Interest rate contracts	–	(146,141)	–	(146,141)

Total	$(5,979,622)	$(10,586,711)	–	$(16,566,333)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency at value	$811,249	–	–	$811,249
Liabilities:
Bank overdraft	–	$(2,511,451)	–	(2,511,451)
Cash received as collateral for swaps and options written	–	(18,505,000)	–	(18,505,000)
Collateral on securities loaned at value	–	(72,374,364)	–	(72,374,364)

Total	$811,249	$(93,390,815)	–	$(92,579,566)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (concluded)

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total

Assets:
Opening Balance, as of December 31, 2011	$4,093	$52,469,663	$27,881,456	$80,355,212
Transfers into Level 3[1]	–	8,183,437	–	8,183,437
Transfers out of Level 3[1]	–	(5,493,113)	–	(5,493,113)
Accrued discounts/premiums	–	(114,786)	83,585	(31,201)
Net realized gain (loss)	–	5,077,303	64,351	5,141,654
Net change in unrealized appreciation/depreciation[2]	(761,202)	(6,234,077)	938,618	(6,056,661)
Purchases	23,420,864	15,769,260	25,590,278	64,780,402
Sales	–	(21,858,683)	(11,315,557)	(33,174,240)

Closing Balance, as of December 31, 2012	$22,663,755	$47,799,004	$43,242,731	$113,705,490

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2012 was $(2,410,029).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Equity Contracts

	Assets	Liabilities	Total
Opening Balance, as of December 31, 2011	$9,083,203	$(25,981,538)	$(16,898,335)
Transfers in1	–	–	–
Transfers out[1]	(410,237)	–	(410,237)
Accrued discounts/premium	–	–	–
Net realized gain (loss)	(13,137,554)	(565,517)	(13,703,071)
Net change in unrealized appreciation/depreciation[3]	9,895,463	6,932,574	16,828,037
Purchases	–	–	–
Issues[4]	–	–	–
Sales	(5,430,875)	(162,740)	(5,593,615)
Settlements[5]	–	19,777,221	19,777,221

Closing Balance, as of December 31, 2012	–	–	–

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/ depreciation on derivative financial instruments still held at December 31, 2012 was $0.

[4]	Issuances represent upfront cash received on certain derivative financial instruments.

[5]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (including securities loaned of $69,867,241) (cost—$9,736,497,386)	$10,638,081,789
Investments at value—affiliated (cost—$104,956,645)	109,965,011
Interest receivable	28,758,324
Unrealized appreciation on foreign currency exchange contracts	10,767,185
Dividends receivable	5,140,312
Investments sold receivable	8,765,158
Capital shares sold receivable	7,565,817
Options written receivable	1,597,779
Unrealized appreciation on swaps	2,121,800
Foreign currency at value (cost—$810,692)	811,249
Swaps premiums paid	194,848
Securities lending income receivable—affiliated	28,927
Prepaid expenses	69,417

Total assets	10,813,867,616

Liabilities:
Collateral on securities loaned at value	72,374,364
Bank overdraft	2,511,451
Options written at value (premiums received—$29,244,877)	24,386,377
Investments purchased payable	22,816,381
Cash received as collateral for swaps and options written	18,505,000
Unrealized depreciation on foreign currency exchange contracts	6,204,499
Investment advisory fees payable	5,602,422
Variation margin payable	2,307,168
Capital shares redeemed payable	2,288,481
Distribution fees payable	1,835,163
Unrealized depreciation on swaps	212,715
Swaps payable	156,005
Officer’s and Directors’ fees payable	49,536
Other affiliates payable	22,175
Other accrued expenses payable	4,160,050

Total liabilities	163,431,787

Net Assets	$10,650,435,829

Net Assets Consist of:
Paid-in capital	$9,775,774,861
Distributions in excess of net investment income	(45,893,528)
Accumulated net realized gain	997,508
Net unrealized appreciation/depreciation	919,556,988

Net Assets	$10,650,435,829

Net Asset Value:
Class I—Based on net assets of $1,868,059,172 and 116,036,664 shares outstanding, 200 million shares authorized, $0.10 par value	$16.10

Class II—Based on net assets of $80,236,464 and 4,994,124 shares outstanding, 200 million shares authorized, $0.10 par value	$16.07

Class III—Based on net assets of $8,702,140,193 and 606,962,722 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$14.34

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Statement of Operations Year Ended December 31, 2012

Investment Income:
Dividends—unaffiliated	$160,724,370
Foreign taxes withheld	(6,799,068)
Dividends—affiliated	1,592
Interest	92,089,795
Securities lending—affiliated—net	460,506

Total income	246,477,195

Expenses:
Investment advisory	64,769,557
Distribution—Class II	70,399
Distribution—Class III	21,055,480
Transfer agent—Class I	906,595
Transfer agent—Class II	64,545
Transfer agent—Class III	10,645,025
Accounting services	2,659,338
Custodian	2,370,223
Registration	430,590
Professional	336,257
Officer and Directors	238,799
Printing	148,202
Miscellaneous	89,554

Total expenses	103,784,564
Less fees waived by manager	(789)
Less transfer agent fees reimbursed—class I	(79,716)
Less transfer agent fees reimbursed—class II	(38,375)
Less transfer agent fees reimbursed—class III	(6,636,396)

Total expenses after fees waived and reimbursed	97,029,288

Net investment income	149,447,907

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments—unaffiliated	129,863,766
Investments—affiliated	666,275
Financial futures contracts	(30,999,916)
Foreign currency transactions	(10,847,386)
Options written and structured options	35,595,889
Swaps	(37,245)

124,241,383

Net change in unrealized appreciation/depreciation on:
Investments	683,669,552
Financial futures contracts	1,078,809
Foreign currency translations	(5,553,996)
Options written and structured options	6,314,704
Swaps	1,296,065

686,805,134

Total realized and unrealized gain	811,046,517

Net Increase in Net Assets Resulting from Operations	$960,494,424

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations:
Net investment income	$149,447,907	$137,386,540
Net realized gain	124,241,383	239,476,449
Net change in unrealized appreciation/depreciation	686,805,134	(744,324,240)

Net increase (decrease) in net assets resulting from operations	960,494,424	(367,461,251)

Dividends and Distribution to Shareholders From:[1]
Net investment income:
Class I	(28,257,180)	(40,718,447)
Class II	(1,146,196)	(564,052)
Class III	(127,097,251)	(182,962,615)
Net realized gain:
Class I	(5,472,151)	(39,352,619)
Class II	(231,683)	(572,753)
Class III	(28,613,534)	(194,465,359)

Decrease in net assets resulting from dividends and distributions to shareholders	(190,817,995)	(458,635,845)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	413,104,825	2,387,328,653

Net Assets:
Total increase in net assets	1,182,781,254	1,561,231,557
Beginning of year	9,467,654,575	7,906,423,018

End of year	$10,650,435,829	$9,467,654,575

Distribution in excess on net investment income	$(45,893,528)	$(25,248,471)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012[1]	2011[1]	2010[1]	2009[1]	2008

Per Share Operating Performance:
Net asset value, beginning of year	$14.87	$16.15	$14.92	$12.52	$16.03

Net investment income[2]	0.26	0.28	0.26	0.27	0.27
Net realized and unrealized gain (loss)	1.27	(0.84)	1.24	2.39	(3.39)

Net increase (decrease) from investment operations	1.53	(0.56)	1.50	2.66	(3.12)

Dividends and distributions from:[3]
Net investment income	(0.25)	(0.36)	(0.19)	(0.24)	(0.33)
Net realized gain	(0.05)	(0.36)	(0.08)	—	(0.06)
Tax return of capital	—	—	—	(0.02)	—

Total dividends and distributions	(0.30)	(0.72)	(0.27)	(0.26)	(0.39)

Net asset value, end of year	$16.10	$14.87	$16.15	$14.92	$12.52

Total Investment Return:[4]
Based on net asset value	10.28%	(3.49)%	10.05%	21.30%	(19.48)%

Ratios to Average Net Assets:
Total expenses	0.74%	0.69%	0.71%	0.74%	0.80%

Total expenses after fees waived and reimbursed	0.74%	0.69%	0.71%	0.74%	0.80%

Total expenses after fees waived and reimbursed and excluding dividend expense	0.74%	0.69%	0.71%	0.74%	0.80%

Net investment income	1.66%	1.75%	1.75%	1.99%	1.81%

Supplemental Data:
Net assets, end of year (000)	$1,868,059	$1,737,294	$1,403,484	$855,977	$589,326

Portfolio turnover	49%	31%	28%	26%	31%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2012[1]	2011[1]	2010[1]	2009[1]	2008

Per Share Operating Performance:
Net asset value, beginning of year	$14.85	$16.13	$14.91	$12.53	$16.03

Net investment income[2]	0.23	0.26	0.24	0.24	0.25
Net realized and unrealized gain (loss)	1.28	(0.84)	1.23	2.39	(3.39)

Net increase (decrease) from investment operations	1.51	(0.58)	1.47	2.63	(3.14)

Dividends and distributions from:[3]
Net investment income	(0.24)	(0.34)	(0.17)	(0.22)	(0.30)
Net realized gain	(0.05)	(0.36)	(0.08)	—	(0.06)
Tax return of capital	—	—	—	(0.03)	—

Total dividends and distributions	(0.29)	(0.70)	(0.25)	(0.25)	(0.36)

Net asset value, end of year	$16.07	$14.85	$16.13	$14.91	$12.53

Total Investment Return:[4]
Based on net asset value	10.14%	(3.63)%	9.88%	21.05%	(19.57)%

Ratios to Average Net Assets:
Total expenses	0.98%	0.84%	0.86%	0.89%	0.95%

Total expenses after fees waived and reimbursed	0.90%	0.84%	0.86%	0.89%	0.95%

Total expenses after fees waived and reimbursed and excluding dividend expense	0.90%	0.84%	0.86%	0.89%	0.95%

Net investment income	1.43%	1.60%	1.60%	1.76%	1.69%

Supplemental Data:
Net assets, end of year (000)	$80,236	$25,768	$19,019	$7,843	$1,544

Portfolio turnover	49%	31%	28%	26%	31%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2012[1]	2011[1]	2010[1]	2009[1]	2008

Per Share Operating Performance:
Net asset value, beginning of year	$13.28	$14.49	$13.42	$11.30	$14.53

Net investment income[2]	0.20	0.22	0.20	0.21	0.21
Net realized and unrealized gain (loss)	1.12	(0.74)	1.10	2.15	(3.07)

Net increase (decrease) from investment operations	1.32	(0.52)	1.30	2.36	(2.86)

Dividends and distributions from:[3]
Net investment income	(0.21)	(0.33)	(0.15)	(0.22)	(0.31)
Net realized gain	(0.05)	(0.36)	(0.08)	—	(0.06)
Tax return of capital	—	—	—	(0.02)	—

Total dividends and distributions	(0.26)	(0.69)	(0.23)	(0.24)	(0.37)

Net asset value, end of year	$14.34	$13.28	$14.49	$13.42	$11.30

Total Investment Return:[4]
Based on net asset value	9.97%	(3.64)%	9.76%	20.92%	(19.67)%

Ratios to Average Net Assets:
Total expenses	1.07%	0.94%	0.96%	0.99%	1.03%

Total expenses after fees waived and reimbursed	0.99%	0.94%	0.96%	0.99%	1.03%

Total expenses after fees waived and reimbursed and excluding dividend expense	0.99%	0.94%	0.96%	0.99%	1.03%

Net investment income	1.41%	1.50%	1.50%	1.75%	1.66%

Supplemental Data:
Net assets, end of year (000)	$8,702,140	$7,704,593	$6,483,920	$4,547,181	$1,820,988

Portfolio turnover	49%	31%	28%	26%	31%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Notes to Consolidated Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland Corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for the BlackRock Global Allocation V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation:    The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation Fund V.I. I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy Regulated Investment Company (“RIC”) tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the

“Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at its last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially , those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities:    The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds:    The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities:    The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds:    The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts:    The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock:    The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests:    The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights

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of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales:    The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends (or interest) received on the security sold short, which is shown as dividend (or interest) expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)

require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Consolidated Statement of Operations.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Consolidated Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the consolidated financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for consolidated financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	35

generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally-cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

The Fund may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Fund may invest in various types of barrier options including down-and-in options. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. These payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Consolidated Statement of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	37

possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/ return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

—

Cross-currency swaps—The Fund enter into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2012

	Asset Derivatives

	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Unrealized appreciation on swaps	$14,903

Equity contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on swaps; Investments at value— unaffiliated[2]	69,588,010

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value—unaffiliated[2]	11,004,229

Interest rate contracts	Unrealized appreciation on swaps	666,075

Total		$81,273,217

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

	Liability Derivatives

	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Unrealized depreciation on swaps	$66,815

Equity contracts	Net unrealized appreciation/ depreciation[1]; Options written at value;	24,242,176

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Options written at value	6,634,950

Interest rate contracts	Unrealized depreciation on swaps; Options written at value	146,141

Total		$31,090,082

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended December 31, 2012

Net Realized Gain (Loss) From

Credit contracts:
Swaps	$(4,378,697)
Equity contracts:
Financial futures contracts	(31,001,752)
Options[3]	(46,781,233)
Swaps	954,937
Foreign currency exchange contracts:
Foreign currency transactions	(9,819,520)
Options[3]	(1,895,895)
Swaps	(2,155)
Interest rate contracts:
Financial futures contracts	1,836
Options[3]	(16,612)
Swaps	3,388,670

Total	$(89,550,421)

Net Change in Unrealized Appreciation/Depreciation on

Credit contracts:
Swaps	$(51,912)
Equity contracts:
Financial futures contracts	1,078,809
Options[3]	(2,878,232)
Swaps	1,244,360
Foreign currency exchange contracts:
Foreign currency translations	723,444
Options[3]	(2,785,537)
Swaps	(15,375)
Interest rate contracts:
Options[3]	122,339
Swaps	118,992

Total	$(2,443,112)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	709
Average number of contracts sold	1,035
Average notional value of contracts purchased	$36,642,711
Average notional value of contracts sold	$101,379,973
Foreign currency contracts:
Average number of contracts—US dollars purchased	58
Average number of contracts—US dollars sold	20
Average US dollar amounts purchased	$742,348,990
Average US dollar amounts sold	$246,461,753
Options:
Average number of option contracts purchased	44,109,736
Average number of option contracts written	3,140,895
Average notional value of option contracts purchased	$3,089,424,767
Average notional value of option contracts written	$951,657,538
Average number of swaption contracts purchased	1
Average number of swaption contracts written	1
Average notional value of swaption contracts purchased	$20,296,141
Average notional value of swaption contracts written	$40,398,153
Structured Options:
Average number of units	29,155
Average notional value	$8,514,030
Credit default swaps:
Average number of contracts—buy protection	1
Average number of contracts—sell protection	1
Average notional value—buy protection	$21,994,876
Average notional value—sell protection	$22,991,193
Interest rate swaps:
Average number of contracts—pays fixed rate	1
Average number of contracts—receives fixed rate	7
Average notional value—pays fixed rate	$64,957,450
Average notional value—receives fixed rate	$639,483,390
Total return swaps:
Average number of contracts	2
Average notional value	$8,415,174

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	39

the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee

First $6 Billion	0.65%
$6 Billion—$8 Billion	0.61%
$8 Billion—$10 Billion	0.59%
$10 Billion—$15 Billion	0.57%
Greater than $15 Billion	0.55%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by manager in the Consolidated Statement of Operations.

For the year ended December 31, 2012, the Fund reimbursed the Manager $106,627 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25%, respectively, based upon the average daily net assets attributable to Class II and Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07%
Class III	0.07%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed—class specific in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Consolidated Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Consolidated Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

securities lending—affiliated—net in the Consolidated Statement of Operations. For the year ended December 31, 2012, BIM received $241,166 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments including pay-downs and excluding short-term securities and US government securities for the year ended December 31, 2012, were $3,646,786,220 and $3,686,392,334, respectively.

Purchases and sales of US government securities were $677,061,888 and $816,712,188, respectively.

Transactions in options written for the year ended December 31, 2012, were as follows:

	Calls

	Contracts	Notional (000)		Premiums Received

Outstanding options, beginning of period	2,436,797		—	$20,863,171
Options written	4,665,725	EUR	126,479,000	39,192,806
Options exercised	(115,810)		—	(3,337,149)
Options expired	(2,085,750)		—	(5,041,396)
Options closed	(3,695,957)		(50,480,000)	(39,882,830)

Outstanding options, end of year	1,205,005	EUR	75,999,000	11,794,602

	Puts

	Contracts	Notional (000)		Premiums Received

Outstanding options, beginning of period	4,434,084	JPY	3,301,281,000	$18,870,809
Options written	2,962,267		—	61,450,217
Options exercised	(6,480)		—	(659,648)
Options expired	(2,397,625)		—	(10,507,445)
Options closed	(4,304,004)		—	(51,703,658)

Outstanding options, end of period	688,242	JPY	3,301,281,000	$17,450,275

As of December 31, 2012, the value of portfolio securities subject to cover call options written was $203,320,420.

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, the sale of stock of passive foreign investment companies, the reclassification of distributions, income recognized from pass-through entities, the use of equalization and the investment in a wholly owned subsidiary were reclassified to the following accounts:

Paid-in capital	$13,733,192
Distributions in excess of net investment income	$(13,592,337)
Accumulated net realized gain	$(140,855)

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11

Ordinary income[1]	$170,233,819	$255,307,389
Long-term capital gains	34,317,368	203,328,456

Total	$204,551,187	$458,635,845

[1]	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$2,760,540
Undistributed long-term capital gains	77,346,273
Net unrealized gains[2]	797,839,654
Qualified late-year losses[3]	(3,285,499)

Total	$874,660,968

[2]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, investments in passive foreign investment companies, the investment in a wholly owned subsidiary and the timing of expense recognition.

[3]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$9,907,647,768

Gross unrealized appreciation	$1,189,895,409
Gross unrealized depreciation	(349,496,377)

Net unrealized appreciation	$840,399,032

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	41

rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counter-parties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of December 31, 2012, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.

As of December 31, 2012, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments

Foreign Agency Obligations	11%
Oil, Gas, & Consumable Fuels	8
US Treasury Obligations	7
Commercial Banks	6
Capital Markets	5
Other[1]	63

[1]	All other industries held were each less than 5% of long-term investments.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011

Class I	Shares	Amount	Shares	Amount

Shares sold	6,162,167	$96,948,867	30,207,326	$492,191,630
Shares issued in reinvestment of dividends and distributions	2,113,570	33,729,331	5,337,397	80,071,066
Shares redeemed	(9,055,943)	(142,658,760)	(5,649,450)	(90,812,935)

Net increase (decrease)	(780,206)	$(11,980,562)	29,895,273	$481,449,761

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

	Year Ended December 31, 2012		Year Ended December 31, 2011

Class II	Shares	Amount	Shares	Amount

Shares sold	4,625,928	$72,278,697	845,732	$13,617,451
Shares issued in reinvestment of dividends and distributions	86,501	1,377,879	75,912	1,136,806
Shares redeemed	(1,453,057)	(22,884,125)	(366,001)	(5,877,067)

Net increase	3,259,372	$50,772,451	555,643	$8,877,190

Class II

Shares sold	70,512,001	$990,296,795	157,222,916	$2,279,604,233
Shares issued in reinvestment of dividends and distributions	10,951,280	155,710,785	28,175,267	377,427,973
Shares redeemed	(54,840,077)	(771,694,644)	(52,402,350)	(760,030,504)

Net increase	26,623,204	$374,312,936	132,995,833	$1,897,001,702

Total Net Increase	29,102,370	$413,104,825	163,446,749	$2,387,328,653

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	43

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Allocation V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Black-Rock Global Allocation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (consolidated for each of the three years in the period then ended). These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended (consolidated for each of the three years in the period then ended), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

44	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

Officers and Directors

Independent Directors[1]

Name, Address and Year of Birth	Position(s) Held with Company	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 83 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Watson Pharmaceuticals Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 83 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 83 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness Industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 83 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry) UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	29 RICs consisting of 83 Portfolios	None

BlackRock Variable Series Funds, Inc.

Officers and Directors (continued)

Independent Directors1 (concluded)

Name, Address and Year of Birth	Position(s) Held with Company	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 83 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2002

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; President, American Bar Association from 1995 to 1996.

				29 RICs consisting of 83 Portfolios	None

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				29 RICs consisting of 83 Portfolios	None

[1]

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Company’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2]

Date shown is the earliest date a person has served for the Company covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Company’s Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

BlackRock Variable Series Funds, Inc.

Officers and Directors (continued)

Interested Directors1

Name, Address and Year of Birth	Position(s) Held with Company	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				155 RICs consisting of 278 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				29 RICs consisting of 83 Portfolios	BlackRock

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				155 RICs consisting of 278 Portfolios	None

[1]

Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Company based on his former positions with BlackRock and its affiliates, as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BlackRock Variable Series Funds, Inc.

Officers and Directors (concluded)

Funds Officers1

Name, Address and Year of Birth	Position(s) Held with the Company	Length of Time Served	Principal Occupation(s) During Past Five Years

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti- Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012

Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]	Officers of the Company serve at the pleasure of the Board.

Further information about the Officers and Directors is available in the Company’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

BlackRock Variable Series Funds, Inc.

Service Providers

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.[1]
New York, NY 10055

BlackRock Investment Management, LLC[2]
Princeton, NJ 08540

BlackRock International Limited[3]
Edinburgh, EH3 8JB, United Kingdom

BlackRock (Hong Kong) Limited[4]
Hong Kong

BlackRock (Singapore) Limited[4]
079912 Singapore

Custodians
The Bank of New York Mellon[5]
New York, NY 10286

Brown Brothers Harriman & Co.[6]
Boston, MA 02109

[1]	For BlackRock High Yield V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund.
[2]	For all Funds except BlackRock High Yield V.I. Fund, BlackRock International V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund.
[3]	For BlackRock Global Allocation V.I. Fund and BlackRock International V.I. Fund.
[4]	For BlackRock Managed Volatility V.I. Fund.
[5]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.
[6]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

BlackRock Variable Series Funds, Inc.

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in each Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then Black-Rock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Transamerica BlackRock Large Cap Value VP

(unaudited)

MARKET ENVIRONMENT

In the first two months of the year, volatility was lower and stocks moved boldly higher. Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability threatened Greece’s membership in the eurozone and debt problems in Spain grew increasingly severe. In the United States, disappointing jobs reports dealt a blow to sentiment. Equities sold off in the second quarter as investors retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, equities enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. In response to mounting debt pressures, the European Central Bank (“ECB”) allayed fears by affirming its conviction to preserve the Euro bloc. Early in September, the ECB announced its plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the U.S. Federal Reserve announced its long-awaited - and surprisingly aggressive – stimulus program involving agency mortgage-backed securities purchases. These central bank actions boosted investor confidence and risky assets rallied globally.

In the final months of 2012, most stock markets outside the United States continued to advance as macroeconomic fundamentals showed signs of improvement. However, as corporate earnings season got underway in the United States, lackluster results pointed to the fragility of global growth and pushed U.S. equity markets down for the month of October. Earlier in November, the U.S. Presidential election and concerns about the “fiscal cliff” inspired a selloff. In the latter half of November, some strong economic data coupled with positive rhetoric of a fiscal cliff resolution from Congress pushed equities higher and brought the S&P back to neutral. In general, equities faded towards the end of December as investors became concerned that Washington would be unable to strike a deal.

PERFORMANCE

For the year ended December 31, 2012, Transamerica BlackRock Large Cap Value VP, Initial Class returned 11.80%. By comparison, its benchmark, the Russell 1000® Value Index, returned 17.51%.

STRATEGY REVIEW

The portfolio underperformed for the reporting period. Largest negative impact came from the information technology (“IT”) sector. Holdings in hardware and service industries were the greatest detractors. Companies exposed to enterprise spending or IT product cycles generally were weak on ongoing concerns around a sluggish macroeconomic environment. Consumer staples were the second greatest detractor with the bulk of the underperformance coming from the portfolio’s exposure to food staples and retailing. Specifically, the portfolio was underexposed to select mega-cap benchmark names that outperformed, while it was overexposed to select grocers whose shares sank amid rising competitive pressures. Of note was our exposure to SUPERVALU Inc.- we exited the position by the end of the reporting period. Healthcare overweight and stock selection also detracted; weakness in managed care was particularly sharp. Managed care struggled on concerns around the underwriting cycle and rising medical cost trends.

On the positive side, the largest positive contributor was our underweight and stock selection in utilities. Within the sector, the portfolio held positions in the more economically-sensitive independent power producers at the expense of traditional regulated utility companies, which was a positive position for the reporting period. Materials stock selection was also beneficial, especially within the chemical industry. Higher corn prices (due to severe drought conditions in the midwestern corn belt) and favorable natural gas costs drove strong results for a key fertilizer holding in the portfolio.

At the individual stock level the greatest contributor was Citigroup, Inc. The firm’s relative insulation to interest rate pressures compared to traditional banks, ongoing improvement in housing markets, and significant increases in regulatory capital levels supported an improving capital return outlook. One of the largest detractors was our position in Hewlett-Packard Co. The firm’s competitive position deteriorated over the period in end-markets that are secularly challenged including PCs, servers and IT outsourcing services.

Chris Leavy, CFA

Peter Stournaras, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Large Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	11.80%	(0.91)%	7.60%	05/01/1996
Russell 1000® Value *	17.51%	0.59%	7.38%
Service Class	11.47%	(1.16)%	7.40%	05/01/2003

NOTES

*  The Russell 1000® Value Index (“Russell 1000® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Large Cap Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica BlackRock Large Cap Value VP
Initial Class	$1,000.00	$1,071.30	$4.43	$1,020.86	$4.32	0.85%
Service Class	1,000.00	1,069.70	5.72	1,019.61	5.58	1.10

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Common Stocks	95.6%
Short-Term Investment Company	4.4
Securities Lending Collateral	1.6
Other Assets and Liabilities - Net	(1.6)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Large Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
COMMON STOCKS - 95.6%
Aerospace & Defense - 0.7%
Raytheon Co.	129,625	$7,461
Airlines - 2.5%
Copa Holdings SA - Class A	36,500	3,630
Delta Air Lines, Inc. ‡	882,250	10,472
United Continental Holdings, Inc. ‡ ^	473,681	11,075
Auto Components - 1.4%
Lear Corp.	126,725	5,936
TRW Automotive Holdings Corp. ‡	157,797	8,459
Capital Markets - 3.8%
Goldman Sachs Group, Inc.	234,930	29,968
State Street Corp.	174,600	8,208
Commercial Banks - 3.7%
SunTrust Banks, Inc.	249,500	7,073
U.S. Bancorp	879,425	28,089
Wells Fargo & Co.	59,650	2,039
Commercial Services & Supplies - 0.8%
Tyco International, Ltd.	269,050	7,870
Computers & Peripherals - 1.3%
Hewlett-Packard Co.	482,000	6,869
Western Digital Corp.	147,825	6,281
Construction & Engineering - 1.2%
KBR, Inc.	390,100	11,672
Consumer Finance - 1.4%
Discover Financial Services	351,275	13,542
Containers & Packaging - 2.3%
Packaging Corp. of America	137,800	5,301
Rock-Tenn Co. - Class A	256,422	17,927
Diversified Financial Services - 9.9%
Bank of America Corp.	995,000	11,542
Citigroup, Inc.	948,247	37,513
JPMorgan Chase & Co.	1,127,804	49,589
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	292,325	9,854
Verizon Communications, Inc.	478,000	20,683
Electronic Equipment & Instruments - 0.7%
Avnet, Inc. ‡	224,400	6,869
Food & Staples Retailing - 4.5%
CVS Caremark Corp.	548,375	26,514
Wal-Mart Stores, Inc.	263,925	18,008
Health Care Equipment & Supplies - 1.3%
Abbott Laboratories	193,150	12,651
Health Care Providers & Services - 2.7%
Humana, Inc.	115,625	7,935
UnitedHealth Group, Inc.	357,400	19,386
Household Products - 0.4%
Procter & Gamble Co.	56,000	3,802
Independent Power Producers & Energy Traders - 1.2%
AES Corp.	534,825	5,723
NRG Energy, Inc.	262,400	6,032
Industrial Conglomerates - 3.3%
3M Co.	226,950	21,073
General Electric Co.	590,875	12,402
Insurance - 5.9%
American Financial Group, Inc.	245,300	9,694
American International Group, Inc. ‡	389,000	13,732
Berkshire Hathaway, Inc. - Class B ‡	23,350	2,094
Chubb Corp.	189,800	14,296
HCC Insurance Holdings, Inc.	71,075	2,645
RenaissanceRe Holdings, Ltd.	4,350	353
Travelers Cos., Inc.	224,300	16,110
Machinery - 1.9%
Ingersoll-Rand PLC	378,300	18,143
Oshkosh Corp. ‡	13,700	406
Media - 7.6%
Comcast Corp. - Class A	772,000	28,857
News Corp. - Class A ^	1,018,175	26,004
Time Warner Cable, Inc.	219,600	21,343

	Shares	Value (000’s)
Oil, Gas & Consumable Fuels - 15.8%
Chevron Corp.	427,575	$46,238
Exxon Mobil Corp.	791,400	68,495
Marathon Petroleum Corp.	331,800	20,903
Suncor Energy, Inc.	670,790	22,123
Paper & Forest Products - 2.8%
Domtar Corp.	139,850	11,680
International Paper Co.	409,700	16,323
Pharmaceuticals - 10.6%
Eli Lilly & Co.	219,875	10,844
Forest Laboratories, Inc. ‡	341,275	12,054
Johnson & Johnson	24,250	1,700
Merck & Co., Inc.	828,800	33,931
Pfizer, Inc.	1,905,550	47,791
Semiconductors & Semiconductor Equipment - 1.6%
KLA-Tencor Corp.	344,350	16,446
Software - 3.2%
Activision Blizzard, Inc.	951,500	10,105
Microsoft Corp.	373,600	9,986
Oracle Corp.	356,300	11,872

Total Common Stocks (cost $862,109)		955,616

SHORT-TERM INVESTMENT COMPANY - 4.4%
Capital Markets - 4.4%
BlackRock Provident TempFund 24 ¯	43,817	43,817
Total Short-Term Investment Company (cost $43,817)

SECURITIES LENDING COLLATERAL - 1.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	16,326,539	16,327
Total Securities Lending Collateral (cost $16,327)

Total Investment Securities (cost $922,253) П		1,015,760
Other Assets and Liabilities - Net		(15,780)

Net Assets		$999,980

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Large Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $15,887.
¯	The investment issuer is affiliated with the sub-adviser of the portfolio.
▲	Rate shown reflects the yield at 12/31/2012.
П	Aggregate cost for federal income tax purposes is $929,693. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $96,375 and $10,308, respectively. Net unrealized appreciation for tax purposes is $86,067.

VALUATION SUMMARY (all amounts in thousands): э

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$955,616	$—	$—	$955,616
Securities Lending Collateral	16,327	—	—	16,327
Short-Term Investment Company	43,817	—	—	43,817
Total	$1,015,760	$—	$—	$1,015,760

э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.	Annual Report 2012
Transamerica Series Trust

Transamerica BlackRock Large Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $922,253) (including securities loaned of $15,887)	$1,015,760
Receivables:
Investment securities sold	2,314
Shares sold	339
Interest	5
Securities lending income (net)	6
Dividends	1,171
Prepaid expenses	7

1,019,602

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	2,036
Shares redeemed	380
Management and advisory fees	651
Distribution and service fees	24
Trustees fees	1
Transfer agent fees	1
Administration fees	21
Printing and shareholder reports fees	123
Audit and tax fees	13
Other	45
Collateral for securities on loan	16,327

19,622

Net assets	$999,980

Net assets consist of:
Capital stock ($.01 par value)	$663

Additional paid-in capital	1,385,222

Undistributed net investment income	18,514

Accumulated net realized loss from investment securities	(497,926)

Net unrealized appreciation (depreciation) on:
Investment securities	93,507

Net assets	$999,980

Net assets by class:
Initial Class	$886,999
Service Class	112,981
Shares outstanding:
Initial Class	58,820
Service Class	7,475
Net asset value and offering price per share:
Initial Class	$15.08
Service Class	15.11

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $41)	$27,928
Interest income	21
Securities lending income (net)	553

Total investment income	28,502

Expenses:
Management and advisory	8,951
Distribution and service:
Service Class	261
Printing and shareholder reports	189
Custody	133
Administration	274
Legal	80
Audit and tax	15
Trustees	40
Transfer agent	8
Other	36

Total expenses	9,987

Net investment income	18,515

Net realized gain (loss) on transactions from:
Investment securities	79,589

Net change in unrealized appreciation (depreciation) on:
Investment securities	14,788

Net realized and change in unrealized gain	94,377

Net increase in net assets resulting from operations	$112,892

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica BlackRock Large Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$18,515	$19,630
Net realized gain from investment securities	79,589	60,033
Net change in unrealized appreciation (depreciation) on investment securities	14,788	(50,533)

Net increase in net assets resulting from operations	112,892	29,130

Distributions to shareholders:
From net investment income:
Initial Class	(17,916)	(22,673)
Service Class	(1,712)	(1,337)

Total distributions to shareholders	(19,628)	(24,010)

Capital share transactions:
Proceeds from shares sold:
Initial Class	201,223	80,270
Service Class	43,015	32,665

	244,238	112,935

Dividends and distributions reinvested:
Initial Class	17,858	22,673
Service Class	1,712	1,337

	19,570	24,010

Cost of shares redeemed:
Initial Class	(509,174)	(449,642)
Service Class	(28,743)	(21,937)

	(537,917)	(471,579)

Net decrease in net assets from capital shares transactions	(274,109)	(334,634)

Net decrease in net assets	(180,845)	(329,514)

Net assets:
Beginning of year	1,180,825	1,510,339

End of year	$999,980	$1,180,825

Undistributed net investment income	$18,514	$19,627

Share activity:
Shares issued:
Initial Class	13,818	5,709
Service Class	2,929	2,335

	16,747	8,044

Shares issued-reinvested from dividends and distributions:
Initial Class	1,244	1,784
Service Class	119	104

	1,363	1,888

Shares redeemed:
Initial Class	(35,731)	(33,054)
Service Class	(1,977)	(1,620)

	(37,708)	(34,674)

Net increase (decrease) in shares outstanding:
Initial Class	(20,669)	(25,561)
Service Class	1,071	819

	(19,598)	(24,742)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica BlackRock Large Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$13.74	$13.65	$12.46	$11.09	$19.16
Investment operations
Net investment income(A)	0.23	0.20	0.19	0.19	0.21
Net realized and unrealized gain (loss)	1.38	0.14	1.09	1.35	(6.18)

Total operations	1.61	0.34	1.28	1.54	(5.97)

Distributions
From net investment income	(0.27)	(0.25)	(0.09)	(0.17)	(0.15)
From net realized gains	–	–	–	–	(1.95)

Total distributions	(0.27)	(0.25)	(0.09)	(0.17)	(2.10)

Net asset value
End of year	$15.08	$13.74	$13.65	$12.46	$11.09

Total return(B)	11.80%	2.66%	10.44%	13.99%	(33.89)%

Net assets end of year (000’s)	$886,999	$1,092,567	$1,433,863	$1,184,485	$712,006
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.79%	0.84%	0.83%
Net investment income to average net assets	1.58%	1.44%	1.50%	1.73%	1.38%
Portfolio turnover rate	107%	85%	99%	128%	85%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$13.78	$13.69	$12.52	$11.13	$19.21
Investment operations
Net investment income(A)	0.20	0.17	0.16	0.17	0.17
Net realized and unrealized gain (loss)	1.37	0.15	1.09	1.35	(6.20)

Total operations	1.57	0.32	1.25	1.52	(6.03)

Distributions
From net investment income	(0.24)	(0.23)	(0.08)	(0.13)	(0.10)
From net realized gains	–	–	–	–	(1.95)

Total distributions	(0.24)	(0.23)	(0.08)	(0.13)	(2.05)

Net asset value
End of year	$15.11	$13.78	$13.69	$12.52	$11.13

Total return(B)	11.47%	2.46%	10.15%	13.71%	(34.06)%

Net assets end of year (000’s)	$112,981	$88,258	$76,476	$37,502	$15,319
Ratio and supplemental data
Expenses to average net assets	1.07%	1.05%	1.04%	1.09%	1.08%
Net investment income to average net assets	1.34%	1.22%	1.26%	1.47%	1.06%
Portfolio turnover rate	107%	85%	99%	128%	85%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica BlackRock Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Large Cap Value VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2012.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

For assets and liabilities for which significant unobservable inputs (Level 3) were used, a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the year. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment company securities: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2012:

	Market Value	% of Net Assets

Transamerica Asset Allocation - Moderate VP	$119,546	11.95%

Transamerica Asset Allocation - Moderate Growth VP	175,384	17.54

Transamerica BlackRock Tactical Allocation VP	38,536	3.85

Total	$333,466	33.34%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $750 million	0.775%
Over $750 million up to $1 billion	0.75%
Over $1 billion up to $2 billion	0.65%
Over $2 billion	0.625%

 TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

1.00% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$1,262,249
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	1,579,141
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	(¿)

Undistributed (accumulated) net realized gain (loss) from investment securities	¿

¿ Amount rounds to less than $1

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$ 159,677	December 31, 2015

171,033	December 31, 2016

151,956	December 31, 2017

7,657	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $59,188.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$19,628

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	24,010

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$18,351

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(490,323)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	86,067

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Effective on or about May 1, 2013, TAM will terminate its investment sub-advisory agreement with BlackRock Investment Management, LLC with respect to the Portfolio and will enter into a new investment sub-advisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”). In connection with the change in sub-adviser, the Portfolio’s investment objectives, principal investment strategies, principal risks, advisory fee and name will change. The Portfolio will be renamed Transamerica Barrow Hanley Dividend Focused VP. Upon the effective date of this change in sub-adviser to BHMS, TAM’s advisory fee schedule will decrease as set forth below:

First $200 million	0.75%
Over $200 million up to $500 million	0.65%
Over $500 million	0.60%

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Large Cap Value VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Large Cap Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Large Cap Value VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Large Cap Value VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Large Cap Value VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I:  To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
72,481,687.1330	660,859.6331	946,578.6109

Proposal III:  To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
72,004,257.1208	921,183.4610	1,163,684.7952

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Large Cap Value VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
72,217,432.5796	935,519.9954	936,172.8020

Proposal III.C — Concentration

Affirmative	Against	Abstain
72,161,215.7545	954,280.2949	973,629.3276

Proposal III.D — Diversification

Affirmative	Against	Abstain
72,395,616.3348	792,530.4926	900,978.5496

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Large Cap Value VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

The past year continued to be a macro story as global events drove returns. Domestic equity indices ended significantly higher for the year (the Standard & Poor’s 500® Index 16.00%, Dow Jones Industrial Average 10.24%, NASDAQ 17.75%), despite sell-offs in May and October, and the discouragement of a last-minute “fiscal cliff” political scramble towards the end of the year. The utilities and telecom sectors were the worst performing segments of the economy, in a year that has been kind to risk assets. The eurozone and emerging markets kept pace in terms of performance, with highlights being Germany and Japan, the latter of which benefited from a year-end rally due to strong policy easing. Other drivers this year included the announcement of unlimited measures by European Central Bank President Mario Draghi in Europe and the unleashing of a further round of quantitative easing in the U.S., both of which added further downward pressure on yields.

On the fixed income side, corporate issues continued to march higher with high yield up close to 16% for the year and investment grade issues adding nearly 10% with demand for yield showing no signs of abating given the high uncertainties present in traditional equities. Valuations continue to merit caution as yields approach lows last seen pre-2008 on the back of a rabid hunt for yield, yet fundamentals appear to be strong and corporate cash balances continue to be reassuring. Real estate related securities were some of the strongest performers for the year on the back of what appears to be a promising recovery in real estate markets.

On the economic data front, the scene was mildly positive in the U.S., with jobs-related data, gross domestic product figures, home sales figures, and vehicle sales steadily improving over the course of the year. Similar recoveries in the eurozone and China remain to be seen, as data continues to be weak and volatile in these regions, suggesting continued fragility and uncertainty.

Overall, the year was one of divergences as regional policy actions, rather than fundamentals, continued to drive returns.

PERFORMANCE

For the year ended December 31, 2012, Transamerica BlackRock Tactical Allocation VP, Service Class returned 10.02%. By comparison, its primary and secondary benchmarks, the Russell 3000® Index, the Morgan Stanley Capital International-Europe, Australasia, Far East Index, and the Barclays U.S. Aggregate Bond Index, and returned 16.42%, 17.90%, and 4.22%, respectively.

STRATEGY REVIEW

Transamerica BlackRock Tactical Allocation VP is a global multi-asset portfolio consisting of both stocks and bonds. The portfolio management team seeks to generate alpha in two principal ways: 1) Tactical asset allocation across and within asset classes, 2) Allocation of capital to underlying managers that seek to generate alpha via sector and security selection.

In addition to being broadly diversified across geography, style, size, and market, the portfolio also utilizes a multi-manager framework. This structure provides diversification and greater stability of the alpha return and ensures the portfolio is not dominated by one manager’s investment views. In addition to generating alpha through underlying manager security selection, the portfolio manager team employs tactical asset allocation to add additional value against its stated benchmark.

Positive performance was driven by strong alpha from core bond managers including Transamerica Bond and Transamerica PIMCO Total Return VP, both of which handily outpaced the Barclays U.S. Aggregate Bond Index throughout the year on well-timed bets on the mortgage sector. In addition, positive performance was further driven by strong performance from international equity managers who outpaced their benchmarks. The largest detractors for the year were Transamerica Morgan Stanley Mid Cap Growth VP and Transamerica Global Allocation, explained in part by their conservative positioning and subsequent performance lag during the rallies we experienced throughout the year.

Phil Green

Michael Huebsch

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	10 Years or Life of Class	Inception Date
Service Class	10.02%	12.64%	05/01/2009
Russell 3000® *	16.42%	17.06%
MSCI-EAFE *	17.90%	12.33
Barclays U.S. Aggregate Bond *	4.22%	6.56%
Initial Class	10.23%	3.97%	05/01/2011

NOTES

* The Russell 3000® Index (“Russell 3000®”), Morgan Stanley Capital International-Europe, Australasia, Far East Index (“MSCI-EAFE”) and Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the Service Class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Tactical Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica BlackRock Tactical Allocation VP
Initial Class	$1,000.00	$1,045.10	$0.93	$1,024.23	$0.92	0.18%
Service Class	1,000.00	1,043.80	2.21	1,022.97	2.19	0.43

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

	% of Net
Asset Type	Assets

Fixed Income	44.7%
U.S. Equity	35.8
Tactical and Specialty	16.9
Global/International Equity	2.6
Other Assets and Liabilities - Net	(0.0	)(A)

Total	100.0%

(A)	Amount rounds to less than 0.1%.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0%
Fixed Income - 44.7%
Transamerica JPMorgan Core Bond VP Җ	13,354,596	$177,215
Transamerica PIMCO Total Return VP Җ	13,639,044	164,760
Global/International Equity - 2.6%
Transamerica MFS International Equity VP Җ	2,648,280	19,783
Tactical and Specialty - 16.9%
Transamerica Bond л	6,511,705	69,545
Transamerica Global Allocation л	5,585,914	59,881
U.S. Equity - 35.8%
Transamerica BlackRock Large Cap Value VP Җ	2,555,405	38,536
Transamerica Jennison Growth VP Җ	5,657,431	47,749
Transamerica JPMorgan Enhanced Index VP Җ	5,418,444	72,877
Transamerica JPMorgan Mid Cap Value VP Җ	935,848	15,170
Transamerica Morgan Stanley Mid-Cap Growth VP Җ ‡	824,665	23,132
Transamerica Select Equity л	2,933,647	33,649
Transamerica WMC Diversified Growth VP Җ	1,776,410	43,149

Total Investment Companies (cost $750,392) П		765,446
Other Assets and Liabilities - Net		(321)

Net Assets		$765,125

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

л	The portfolio invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
Җ	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
‡	Non-income producing security.
П

Aggregate cost for federal income tax purposes is $751,347. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $17,656 and $3,557, respectively. Net unrealized appreciation for tax purposes is $14,099.

VALUATION SUMMARY (all amounts in thousands): Э

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$765,446	$—	$—	$765,446

Э

Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies, at value (cost: $750,392)	$765,446
Receivables:
Shares sold	1,673
Prepaid expenses	2

767,121

Liabilities:
Accounts payable and accrued liabilities:
Affiliated investment securities purchased	1,667
Shares redeemed	6
Management and advisory fees	63
Distribution and service fees	157
Transfer agent fees	1
Administration fees	16
Trustees fees	1
Audit and tax fees	13
Printing and shareholder reports fees	54
Other	18

1,996

Net assets	$765,125

Net assets consist of:
Capital stock ($.01 par value)	$527

Additional paid-in capital	722,024

Undistributed net investment income	13,131

Undistributed net realized gain from investments in affiliated investment companies	14,389

Net unrealized appreciation on investments in affiliated investment companies	15,054

Net assets	$765,125

Net assets by class:
Initial Class	$3,377
Service Class	761,748
Shares outstanding:
Initial Class	334
Service Class	52,412
Net asset value and offering price per share:
Initial Class	$10.11
Service Class	14.53

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from affiliated investment companies	$15,517

Total investment income	15,517

Expenses:
Management and advisory	575
Distribution and service:
Service Class	1,433
Printing and shareholder reports	133
Custody	23
Administration	136
Legal	36
Audit and tax	13
Trustees	19
Transfer agent	4
Other	14

Total expenses	2,386

Net investment income	13,131

Net realized gain (loss) from:
Investments in affiliated investment companies	7,743
Distributions from investments in affiliated investment companies	7,387

15,130

Net change in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	20,910

Net realized and change in unrealized gain on investments in affiliated investment companies	36,040

Net increase in net assets resulting from operations	$49,171

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the year and period ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$13,131	$8,507
Net realized gain from investments in affiliated investment companies	15,130	13,527
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	20,910	(14,114)

Net increase in net assets resulting from operations	49,171	7,920

Distributions to shareholders:
From net investment income:
Initial Class(A)	(60)	—
Service Class	(8,447)	(3,546)

	(8,507)	(3,546)

From net realized gains:
Initial Class(A)	(91)	—
Service Class	(13,909)	(2,623)

	(14,000)	(2,623)

Total distributions to shareholders	(22,507)	(6,169)

Capital share transactions:
Proceeds from shares sold:
Initial Class(A)	2,539	1,254
Service Class	338,001	207,582

	340,540	208,836

Dividends and distributions reinvested:
Initial Class(A)	151	—
Service Class	22,356	6,169

	22,507	6,169

Cost of shares redeemed:
Initial Class(A)	(455)	(168)
Service Class	(16,894)	(16,733)

	(17,349)	(16,901)

Net increase in net assets resulting from capital shares transactions	345,698	198,104

Net increase in net assets	372,362	199,855

Net assets:
Beginning of year	392,763	192,908

End of year	$765,125	$392,763

Undistributed net investment income	$13,131	$8,507

Share activity:
Shares issued:
Initial Class(A)	251	130
Service Class	23,427	15,013

	23,678	15,143

Shares issued-reinvested from dividends and distributions:
Initial Class(A)	15	—
Service Class	1,578	461

	1,593	461

Shares redeemed:
Initial Class(A)	(45)	(17)
Service Class	(1,175)	(1,214)

	(1,220)	(1,231)

Net increase (decrease) in shares outstanding:
Initial Class(A)	221	113
Service Class	23,830	14,260

	24,051	14,373

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended
	December 31,	May 1 to Dec
	2012	31, 2011(A)
Net asset value
Beginning of year	$9.68	$10.00
Investment operations
Net investment income(B),(C)	0.29	0.18
Net realized and unrealized gain (loss)	0.69	(0.50)

Total operations	0.98	(0.32)

Distributions
From net investment income	(0.22)	—
From net realized gains	(0.33)	—

Total distributions	(0.55)	—

Net asset value
End of year	$10.11	$9.68

Total return(D)	10.23%	(3.20)%(E)
Net assets end of year (000’s)	$3,377	$1,096
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recapture	0.17%	0.15%(G)
Before reimbursement/recapture	0.17%	0.15%(G)
Net investment income to average net assets(C)	2.82%	2.77%(G)
Portfolio turnover rate(H)	23%	62%(E)

For a share outstanding throughout each period		Service Class
	Year Ended December 31,			May 1 to Dec
	2012	2011	2010	31, 2009(I)
Net asset value
Beginning of year	$13.70	$13.47	$12.19	$10.00
Investment operations
Net investment income(B),(C)	0.33	0.39	0.44	0.34
Net realized and unrealized gain (loss)	1.03	0.11	0.92	1.85

Total operations	1.36	0.50	1.36	2.19

Distributions
From net investment income	(0.20)	(0.15)	(0.05)	—
From net realized gains	(0.33)	(0.12)	(0.03)	—

Total distributions	(0.53)	(0.27)	(0.08)	—

Net asset value
End of year	$14.53	$13.70	$13.47	$12.19

Total return(D)	10.02%	3.74%	11.24%	21.90%	(E)

Net assets end of year (000’s)	$761,748	$391,667	$192,908	$42,149
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recapture	0.42%	0.40%	0.42%	0.50%	(G)
Before reimbursement/recapture	0.42%	0.40%	0.41%	0.61%	(G)
Net investment income to average net assets(C)	2.29%	2.85%	3.47%	4.36%	(G)
Portfolio turnover rate(H)	23%	62%	46%	19%	(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the portfolio invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying affiliated investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying affiliated investment companies in which the portfolio invests.
(I)	Commenced operations on May 1, 2009.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $1 billion	0.10%
Over $1 billion	0.08%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.25% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of affiliated investments:
Long-term	$477,781
U.S. Government	–

Proceeds from maturities and sales of affiliated investments:
Long-term	133,897
U.S. Government	–

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$11,641

Long-term Capital Gain	10,866

2011 Distributions paid from:

Ordinary Income	5,545

Long-term Capital Gain	624

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$14,523

Undistributed Long-term Capital Gain	13,952

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	14,099

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Tactical Allocation VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Tactical Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Tactical Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Tactical Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Tactical Allocation VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II:	To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
39,312,173.6688	723,510.9887	1,024,588.3365

Proposal III:	To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
38,909,894.9854	850,312.0938	1,300,065.9148

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Tactical Allocation VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
38,533,838.6800	1,248,303.2766	1,278,131.0374

Proposal III.C — Concentration

Affirmative	Against	Abstain
38,912,128.4446	800,861.3383	1,347,283.2111

Proposal III.D — Diversification

Affirmative	Against	Abstain
38,911,171.0446	817,527.5156	1,331,574.4338

Transamerica Series Trust		Annual Report 2012

Transamerica BlackRock Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $10,866 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

MARKET ENVIRONMENT

Global real estate shares generated a positive total return over the past twelve months. Markets have benefited from stability in the equity markets, a sense of diminished “tail risk” in global macro-economic conditions, improving property fundamentals, and accommodative capital markets, which have led to an increasingly active transactions market for property companies.

Global economic growth prospects remain sluggish and below the long-term average, but still moderately positive. Central banks globally maintained extremely accommodative monetary policies during the year, with policy rates at or near zero for many of the major global economic players, including the U.S., U.K., Europe, and Japan. This has helped to sustain liquidity in global financial markets, which to some extent flowed into real asset markets. The U.S. Federal Reserve Bank has been particularly aggressive, tying monetary policy late in the year to specific unemployment and inflation targets that bolstered the latest round of quantitative easing announcement just months prior. In September, the European Central Bank announced a commitment to buy unlimited quantities of sovereign debt, up to three years in maturity, of member countries in exchange for accepting conditions related to implementing economic reforms. The unprecedented nature of central banks using significant balance sheet capacity to nurse economic growth has been perceived by investors to reduce the “tail risk” of economic recession or dislocation within the capital markets. This has supported stable to rising equity markets.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Clarion Global Real Estate Securities VP Initial Class returned 25.25%. By comparison, its benchmark, the Standard & Poor’s Developed Property Index (“S&P Developed Property”), returned 28.94%.

STRATEGY REVIEW

Transamerica Clarion Global Real Estate Securities VP offers a global strategy for real estate securities investors in the U.S. The portfolio generally owns between 80-110 real estate stocks with the goal of outperforming the S&P Developed Property. The portfolio seeks to own attractively priced stocks that own property in markets with favorable underlying real estate fundamentals. The global universe of public real estate companies is approximately three times the size of the U.S. public company universe, which offers additional choices and diversification opportunities to the manager.

During the period, the portfolio trailed the benchmark return primarily as the result of sub-par stock selection. While stock selection added value in Europe, both in the U.K. as well as on the continent, this benefit was more than offset by the relative underperformance of portfolio holdings in the U.S., Japan and Hong Kong. In the U.S., stock selection in the hotel and apartment sectors accounted for a majority of the relative shortfall during the period, overshadowing the value added by favorable stock selection in the mall sector. In Japan, portfolio positioning in the Tokyo office company Sumitomo Realty & Development Co., Ltd was the primary source of underperformance during the period. In Hong Kong, an underweight to the outperforming residential developers hurt relative performance. Asset allocation decisions also hurt relative performance during the period as the benefit of an underweight to the underperforming European region was offset by allocation decisions in Singapore and Hong Kong. Our modest cash position was another drag on relative performance in a strongly positive market.

Our portfolio positioning is focused on companies, geographies and property sectors which stand to benefit the most from improving economic conditions. Geographically, we remain underweight Europe, and we are more favorably inclined to the Americas and Asia-Pacific regions. By property type, in the U.S. we are overweight the mall, apartment, hotel and industrial sectors and remain underweight the suburban office, healthcare, storage and net lease sectors. In Europe, we have a bias toward the dominant Western European retail companies ex the U.K., and a preference for office companies in London that focus on the supply-constrained West End submarket. In the Asia-Pacific region, we generally favor the office, retail and industrial sectors. We remain overweight the Australian Real Estate Investment Trust (“REIT”) as well as Japanese property companies with significant exposure to the Tokyo office market. We remain cautious on the residential sector in Hong Kong and Singapore as a result of increasingly effective governmental cooling measures.

Thank you for your continued faith and confidence.

T. Ritson Ferguson, CFA

Steven D. Burton, CFA

Joseph P. Smith, CFA

Co-Portfolio Managers

CBRE Clarion Securities LLC

Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	25.25%	0.98%	11.05%	05/01/1998
S&P Developed Property *	28.94%	1.31%	11.88%
Service Class	24.98%	0.71%	10.52%	05/01/2003

NOTES

* The Standard & Poor’s Developed Property Index (“S&P Developed Property”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. Investing in real estate poses certain risks related to overall and specific economic conditions, credit risk, interest rate fluctuations, as well as risks related to an individual property due to extended vacancies and uninsured damage losses from natural disasters. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses, and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica Clarion Global Real Estate Securities VP
Initial Class	$1,000.00	$1,111.60	$4.99	$1,020.41	$4.77	0.94%
Service Class	1,000.00	1,109.00	6.31	1,019.15	6.04	1.19

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Common Stocks	97.3%
Securities Lending Collateral	5.6
Repurchase Agreement	4.1
Warrant	0.1
Other Assets and Liabilities - Net	(7.1)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

COMMON STOCKS - 97.3%
Australia - 10.0%
Centro Retail Australia REIT	1,376,900	$3,260
Dexus Property Group REIT	5,500,460	5,842
Goodman Group REIT	900,401	4,103
GPT Group REIT	616,313	2,372
Investa Office Fund REIT	793,800	2,466
Mirvac Group REIT	2,109,644	3,283
Westfield Group REIT	1,068,188	11,797
Westfield Retail Trust REIT ^	2,558,957	8,073
Brazil - 0.1%
Sonae Sierra Brasil SA	23,100	364
Canada - 1.7%
Boardwalk Real Estate Investment Trust	37,500	2,433
Calloway Real Estate Investment Trust	26,400	768
Primaris Retail Real Estate Investment Trust	45,100	1,220
RioCan Real Estate Investment Trust	88,700	2,458
France - 4.3%
Fonciere Des Regions REIT	28,838	2,427
ICADE REIT	15,782	1,409
Klepierre REIT	88,584	3,541
Mercialys SA REIT	6,800	154
Societe Immobiliere de Location pour l’Industrie et le Commerce REIT	9,916	1,094
Unibail-Rodamco SE REIT ^	38,501	9,337
Germany - 0.7%
Deutsche Wohnen AG	43,154	801
GSW Immobilien AG	50,591	2,143
Hong Kong - 10.6%
Cheung Kong Holdings, Ltd.	634,843	9,878
China Overseas Land & Investment, Ltd. ^	962,900	2,928
Hang Lung Group, Ltd.	362,652	2,089
Hang Lung Properties, Ltd.	399,794	1,609
Kerry Properties, Ltd.	708,000	3,715
Link Real Estate Investment Trust	1,371,200	6,876
Sino Land Co., Ltd.	2,100,371	3,824
Sun Hung Kai Properties, Ltd.	413,255	6,289
Swire Properties, Ltd.	703,000	2,368
Wharf Holdings, Ltd.	500,837	3,995
Japan - 14.7%
Advance Residence Investment Corp. - Class A REIT	349	715
Daito Trust Construction Co., Ltd.	51,100	4,829
Daiwa House Industry Co., Ltd.	70,400	1,210
Japan Real Estate Investment Corp. REIT	536	5,281
Japan Retail Fund Investment Corp. REIT	1,702	3,129
Kenedix Realty Investment Corp. - Class A REIT	278	969
Mitsubishi Estate Co., Ltd.	737,210	17,649
Mitsui Fudosan Co., Ltd.	602,910	14,749
Nippon Accommodations Fund, Inc. - Class A REIT	169	1,174
Nippon Building Fund, Inc. REIT ^	233	2,410
Sumitomo Realty & Development Co., Ltd.	109,600	3,651
Tokyo Tatemono Co., Ltd. ^	578,000	2,977
United Urban Investment Corp. - Class A REIT	1,360	1,563
Netherlands - 0.2%
Eurocommercial Properties NV REIT	20,051	806
Singapore - 5.5%
Ascendas Real Estate Investment Trust	192,000	376
CapitaCommercial Trust REIT ^	3,270,000	4,538
CapitaLand, Ltd.	1,763,381	5,428
CapitaMall Trust REIT	2,108,269	3,705
Frasers Centrepoint Trust REIT	246,300	405
Global Logistic Properties, Ltd. - Class L	1,985,600	4,592
Hongkong Land Holdings, Ltd.	318,839	2,252
Keppel Land, Ltd. ^	491,000	1,644
Sweden - 0.8%
Castellum AB	130,668	1,862
Hufvudstaden AB - Class A	82,504	1,045
Switzerland - 0.6%
PSP Swiss Property AG ‡	24,416	2,311

	Shares	Value (000’s)

United Kingdom - 5.2%
British Land Co., PLC REIT	167,802	$1,550
Derwent London PLC REIT	84,179	2,913
Great Portland Estates PLC REIT	398,306	3,202
Hammerson PLC REIT	657,934	5,276
Land Securities Group PLC REIT	520,962	6,950
Safestore Holdings PLC	398,205	699
Segro PLC REIT	79,400	322
United States - 42.9%
American Tower Corp. - Class A REIT	52,700	4,072
AvalonBay Communities, Inc. REIT	72,149	9,783
Boston Properties, Inc. REIT	99,300	10,507
BRE Properties, Inc. REIT ^	80,500	4,092
DDR Corp. REIT ^	259,600	4,065
Douglas Emmett, Inc. REIT ^	138,900	3,236
Equity Residential REIT	129,736	7,352
Essex Property Trust, Inc. REIT ^	13,900	2,038
Federal Realty Investment Trust REIT	34,900	3,630
General Growth Properties, Inc. REIT	410,206	8,143
HCP, Inc. REIT	163,000	7,364
Health Care REIT, Inc.	114,945	7,045
Highwoods Properties, Inc. REIT ^	60,700	2,030
Host Hotels & Resorts, Inc. REIT	554,305	8,686
Kilroy Realty Corp. REIT ^	103,000	4,879
Kimco Realty Corp. REIT ^	310,800	6,005
Liberty Property Trust REIT	136,825	4,894
Macerich Co. REIT	153,492	8,949
Pebblebrook Hotel Trust REIT ^	52,200	1,206
Post Properties, Inc. REIT	90,800	4,535
ProLogis, Inc. REIT	238,510	8,703
Public Storage REIT	50,180	7,274
Simon Property Group, Inc. REIT	114,239	18,061
SL Green Realty Corp. REIT	96,400	7,389
Tanger Factory Outlet Centers REIT	84,100	2,876
Taubman Centers, Inc. REIT	71,771	5,650
UDR, Inc. REIT	276,184	6,568
Ventas, Inc. REIT	100,713	6,518
Vornado Realty Trust REIT	19,685	1,576

Total Common Stocks (cost $338,745)		400,224

WARRANT - 0.1%
India - 0.1%
Unitech, Ltd. ‡
Expiration: 05/29/2013
Exercise Price: $0.00	355,200	217
Total Warrant (cost $2,188)

SECURITIES LENDING COLLATERAL - 5.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	23,114,263	23,114
Total Securities Lending Collateral (cost $23,114)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 4.1%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $16,930 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $17,270.	$16,930	16,930
Total Repurchase Agreement (cost $16,930)

Total Investment Securities (cost $380,977) П		440,485
Other Assets and Liabilities - Net		(29,168)

Net Assets		$411,317

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

(all amounts in thousands)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value (000’s)

Real Estate Investment Trusts	67.0%	$295,323
Real Estate Management & Development	23.9	105,118

Investment Securities, at Value	90.9	400,441
Short-Term Investments	9.1	40,044

Total Investments	100.0%	$440,485

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $22,274.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/31/2012.
П	Aggregate cost for federal income tax purposes is $402,446. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $42,061 and $4,022, respectively. Net unrealized appreciation for tax purposes is $38,039.

DEFINITION:

REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$184,369	$215,855	$—	$400,224
Repurchase Agreement	—	16,930	—	16,930
Securities Lending Collateral	23,114	—	—	23,114
Warrant	—	217	—	217
Total	$207,483	$233,002	$—	$440,485

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $364,047) (including securities loaned of $22,274)	$423,555
Repurchase agreement, at value (cost: $16,930)	16,930
Foreign currency, at value (cost: $95)	95
Receivables:
Investment securities sold	502
Shares sold	208
Securities lending income (net)	5
Interest	–	(A)
Dividends	1,250
Dividend reclaims	92
Prepaid expenses	2

	442,639

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	7,711
Shares redeemed	92
Management and advisory fees	254
Distribution and service fees	14
Trustees fees	1
Transfer agent fees	–	(A)
Administration fees	8
Printing and shareholder reports fees	76
Audit and tax fees	14
Other	38
Collateral for securities on loan	23,114

	31,322

Net assets	$411,317

Net assets consist of:
Capital stock ($.01 par value)	$343

Additional paid-in capital	517,778

Undistributed net investment income	7,219

Accumulated net realized loss from investment securities and foreign currency transactions	(173,531)

Net unrealized appreciation (depreciation) on:
Investment securities	59,508
Translation of assets and liabilities denominated in foreign currencies	–	(A)

Net assets	$411,317

Net assets by class:
Initial Class	$342,553
Service Class	68,764
Shares outstanding:
Initial Class	28,743
Service Class	5,548
Net asset value and offering price per share:
Initial Class	$11.92
Service Class	12.39

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $537)	$10,563
Interest income	2
Securities lending income (net)	279

Total investment income	10,844

Expenses:
Management and advisory	2,808
Distribution and service:
Service Class	144
Printing and shareholder reports	104
Custody	199
Administration	83
Legal	19
Audit and tax	27
Trustees	12
Transfer agent	2
Other	10

Total expenses	3,408

Net investment income	7,436

Net realized gain (loss) on transactions from:
Investment securities	18,205
Foreign currency transactions	(177)

18,028

Net change in unrealized appreciation (depreciation) on:
Investment securities	51,862
Translation of assets and liabilities denominated in foreign currencies	(1)

Net change in unrealized appreciation (depreciation)	51,861

Net realized and change in unrealized gain	69,889

Net increase in net assets resulting from operations	$77,325

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011

From operations:
Net investment income	$7,436	$10,361
Net realized gain from investment securities and foreign currency transactions	18,028	49,384
Net change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	51,861	(81,079)

Net increase (decrease) in net assets resulting from operations	77,325	(21,334)

Distributions to shareholders:
From net investment income:
Initial Class	(9,824)	(24,118)
Service Class	(1,973)	(2,985)

Total distributions to shareholders	(11,797)	(27,103)

Capital share transactions:
Proceeds from shares sold:
Initial Class	75,794	32,681
Service Class	25,308	27,272

	101,102	59,953

Dividends and distributions reinvested:
Initial Class	9,824	24,118
Service Class	1,973	2,985

	11,797	27,103

Cost of shares redeemed:
Initial Class	(86,991)	(221,380)
Service Class	(13,087)	(12,933)

	(100,078)	(234,313)

Net increase (decrease) in net assets from capital shares transactions	12,821	(147,257)

Net increase (decrease) in net assets	78,349	(195,694)

Net assets:
Beginning of year	332,968	528,662

End of year	$411,317	$332,968

Undistributed net investment income	$7,219	$6,073

Share activity:
Shares issued:
Initial Class	6,634	2,867
Service Class	2,200	2,352

	8,834	5,219

Shares issued-reinvested from dividends and distributions:
Initial Class	886	2,400
Service Class	171	286

	1,057	2,686

Shares redeemed:
Initial Class	(8,071)	(19,802)
Service Class	(1,144)	(1,168)

	(9,215)	(20,970)

Net increase (decrease) in shares outstanding:
Initial Class	(551)	(14,535)
Service Class	1,227	1,470

	676	(13,065)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$9.86	$11.30	$10.46	$7.84	$19.64
Investment operations
Net investment income(A)	0.24	0.25	0.21	0.23	0.38
Net realized and unrealized gain (loss)	2.22	(0.88)	1.32	2.39	(7.03)

Total operations	2.46	(0.63)	1.53	2.62	(6.65)

Distributions
From net investment income	(0.40)	(0.81)	(0.69)	–	(0.47)
From net realized gains	–	–	–	–	(4.68)

Total distributions	(0.40)	(0.81)	(0.69)	–	(5.15)

Net asset value
End of year	$11.92	$9.86	$11.30	$10.46	$7.84

Total return(B)	25.25%	(5.74)%	15.67%	33.42%	(42.38)%

Net assets end of year (000’s)	$342,553	$288,708	$495,241	$493,900	$339,659
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.90%	0.91%	0.87%
Net investment income to average net assets	2.15%	2.24%	2.01%	2.73%	2.61%
Portfolio turnover rate	53%	36%	60%	61%	48%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$10.24	$11.72	$10.84	$8.15	$20.12
Investment operations
Net investment income(A)	0.21	0.21	0.17	0.22	0.36
Net realized and unrealized gain (loss)	2.32	(0.90)	1.38	2.47	(7.27)

Total operations	2.53	(0.69)	1.55	2.69	(6.91)

Distributions
From net investment income	(0.38)	(0.79)	(0.67)	–	(0.38)
From net realized gains	–	–	–	–	(4.68)

Total distributions	(0.38)	(0.79)	(0.67)	–	(5.06)

Net asset value
End of year	$12.39	$10.24	$11.72	$10.84	$8.15

Total return(B)	24.98%	(6.01)%	15.30%	33.01%	(42.49)%

Net assets end of year (000’s)	$68,764	$44,260	$33,421	$18,785	$14,810
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.15%	1.16%	1.12%
Net investment income to average net assets	1.85%	1.89%	1.59%	2.46%	2.35%
Portfolio turnover rate	53%	36%	60%	61%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Clarion Global Real Estate Securities VP (the “Portfolio”) is part of TST. The Portfolio is “non-diversified” under the 1940 Act.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2012 of $37, are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trust (“REITs”): Dividend income related to a Real Estate Investment Trust is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economical conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2012:

	Market Value	% of Net Assets

Transamerica Asset Allocation-Growth VP	$23,313	5.67%

Transamerica Asset Allocation-Moderate VP	66,711	16.22

Transamerica Asset Allocation-Moderate Growth VP	77,037	18.73

Transamerica International Moderate Growth VP	21,147	5.14

Total	$188,208	45.76%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.70%
Over $1 billion	0.65%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

            1.00% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$191,933
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	186,938
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	5,507

Undistributed (accumulated) net realized gain (loss) from investment securities	(5,507)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss
Carryforwards	Available Through

$ 1,242	December 31, 2016

121,339	December 31, 2017

45,891	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $10,731.

Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$11,797

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	27,103

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$23,506

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(168,472)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	38,039

Other Temporary Differences	123

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Clarion Global Real Estate Securities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Clarion Global Real Estate Securities VP (one of the funds constituting Transamerica Series Trust (the “Trust”))as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Clarion Global Real Estate Securities VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
29,133,572.4457	201,706.0721	434,891.7352

Proposal  III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
28,872,098.5450	317,926.3986	580,145.3094

Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
28,932,902.5756	245,681.4687	591,586.2087

Proposal III.C — Concentration

Affirmative	Against	Abstain
28,877,679.3174	349,211.2180	543,279.7176

Proposal III.D — Diversification

Affirmative	Against	Abstain
28,997,486.9744	238,889.3586	533,793.9200

Transamerica Series Trust		Annual Report 2012

Transamerica Clarion Global Real Estate Securities VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Efficient Markets VP

(unaudited)

MARKET ENVIRONMENT

The year ending December 31, 2012, has behaved much like it began the year; numerous issues continuing to weigh on investors’ minds both domestically and abroad. Despite these concerns, risk assets continued to do well for the year with credit spreads tightening across all fixed income classes, U.S. Treasury rates continuing their downward trend, and equity prices moderately higher.

Early in the fiscal year, the European sovereign and banking crisis was the primary concern. Despite the crisis being nearly a year-and-a-half old, policymakers continued to wrestle with an appropriate response. Finally, with significant pressure from the markets, policymakers introduced new facilities to relieve pressure on the financial system; tough fiscal austerity measures were to continue in exchange for more robust bank funding facilities. Unfortunately, this did nothing more than “kick the can down the road” without addressing the real issues of the Monetary Union. Europe’s economy continued to slip deeper into recession throughout the fiscal year putting even further pressure on an already strained banking system. Ultimately, with strains once again too strong to ignore, the European Central Bank (“ECB”) late in the fiscal year stepped up, once again declaring, “we will do what it takes to support the system”.

Throughout the fiscal year 2012, the U.S. economy continued its slow to moderate grow path, with numerous cries from various economic pundits that a recession was just around the corner. The U.S. Federal Reserve, already on the heels of two prior quantitative easing programs, announced late in the year that a third program, with a targeted unemployment rate, was what the economy needed. The monetary response, coupled with an extension of the payroll tax holiday, kept the consumer with adequate resources to continue their spending trend. Housing prices finally found a bid during the fiscal year as low interest rates and valuations more in line with history, created an excellent time to be a home buyer.

A new concern developed in fiscal 2012; a slowing global economy, led by concerns of growth in China, and its ultimate impact on the rest of the world. Moving toward the end of the fiscal year, numerous central banks around the world responded with even more aggressive accommodation, which looks to have slowed the pace of deceleration of worldwide growth, and, in fact, signs are accumulating that a turn in global growth may be at hand.

A common theme prevalent around the world during the fiscal year has been the response by numerous central banks and the more accommodative stance to help slowing economies and stressed banking systems. This liquidity has found its way into financial markets promoting better financial conditions and thus lower risk premiums for many risk assets. For now many solvency and liquidity issues that had cropped up around the world have calmed.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Efficient Markets VP, Initial Class returned 12.50%. By comparison, its primary and secondary benchmarks, the Standard & Poor’s 500® Index and the Transamerica Efficient Markets Index VP Blended Benchmark (“blended benchmark”), returned 16.00% and 12.80%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index (35%), Standard & Poor’s 500® Index (25%), Morgan Stanley Capital International-Europe, Australasia, Far East Index (25%) and Russell 2000® Value Index (15%).

STRATEGY REVIEW

The portfolio seeks to track its custom benchmark minus the expense ratio providing investors with a low-cost, moderate growth index based strategy. In 2012, the portfolio achieved that objective.

Sridip Mukhopadhyaya, CFA

David Halfpap, CFA

Frank Rybinski, CFA

Jeffrey Whitehead, CFA

Co-Portfolio Managers

AEGON USA Investment Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Efficient Markets VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	12.50%	10.75%	11/10/2008
S&P 500® *	16.00	13.70
Transamerica Efficient Markets VP Blended Benchmark *	12.80	11.06
Service Class	12.21%	10.47%	11/10/2008

NOTES

* The Transamerica Efficient Markets VP Blended Benchmark is composed of the following benchmarks: The Barclays U.S. Aggregate Bond Index 35%, Standard & Poor’s 500® Index (“S&P 500®”) 25%, Morgan Stanley Capital International-Europe, Australasia, and Far East Index 25%, and the Russell 2000® Value 15%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets also exposes investors to additional risks. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Efficient Markets VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Efficient Markets VP
Initial Class	$1,000.00	$1,075.00	$2.56	$1,022.67	$2.49	0.49%
Service Class	1,000.00	1,073.50	3.86	1,021.42	3.76	0.74

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Capital Markets	99.6%
Repurchase Agreement	0.3
Other Assets and Liabilities - Net	0.1

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Efficient Markets VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

INVESTMENT COMPANIES - 99.6%
Capital Markets - 99.6%
DFA Emerging Markets Value Portfolio	55,222	$1,648
DFA International Small Capital Value Portfolio	302,764	4,838
DFA International Value Portfolio	767,362	12,738
DFA Large Capital International Portfolio	854,910	16,448
DFA U.S. Large Company Portfolio	3,033,230	34,034
DFA U.S. Targeted Value Portfolio	1,284,954	21,857
Vanguard Intermediate-Term Bond ETF	101,307	8,940
Vanguard Long-Term Bond ETF	15,494	1,454
Vanguard Mortgage-Backed Securities ETF	18,610	972
Vanguard Short-Term Bond ETF	103,862	8,412
Vanguard Total Bond Market ETF	335,564	28,198

Total Investment Companies (cost $132,821)		139,539

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 0.3%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $389 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 02/01/2032, and with a value of $401.	$389	$389
Total Repurchase Agreement (cost $389)

Total Investment Securities (cost $133,210)		139,928
Other Assets and Liabilities - Net		143

Net Assets		$140,071

NOTES TO THE SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $134,521. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $5,452 and $45, respectively. Net unrealized appreciation for tax purposes is $5,407.

DEFINITION:

ETF	Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): э

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$139,539	$—	$—	$139,539
Repurchase Agreement	—	389	—	389
Total	$139,539	$389	$—	$139,928

Э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Efficient Markets VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $132,821)	$139,539
Repurchase agreement, at value (cost: $389)	389
Cash	343
Receivables:
Investment securities sold	144
Shares sold	66
Prepaid expenses	1

	140,482

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	291
Shares redeemed	18
Management and advisory fees	48
Distribution and service fees	29
Transfer agent fees	–	(A)
Administration fees	3
Trustees fees	–	(A)
Audit and tax fees	12
Printing and shareholder reports fees	5
Other	5

	411

Net assets	$140,071

Net assets consist of:
Capital stock ($.01 par value)	$103

Additional paid-in capital	128,940

Undistributed net investment income	2,420

Undistributed net realized gain from investments in investment companies	1,890

Net unrealized appreciation on investments in investment companies	6,718

Net assets	$140,071

Net assets by class:
Initial Class	$1,649
Service Class	138,422
Shares outstanding:
Initial Class	120
Service Class	10,139
Net asset value and offering price per share:
Initial Class	$13.75
Service Class	13.65

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$3,380
Interest income	–	(A)

Total investment income	3,380

Expenses:
Management and advisory	536
Distribution and service:
Service Class	325
Printing and shareholder reports	15
Custody	25
Administration	31
Legal	7
Audit and tax	12
Trustees	4
Transfer agent	1
Other	4

Total expenses	960

Net investment income	2,420

Net realized gain (loss) from:
Investments in investment companies	1,067
Distributions from investments in investment companies	1,571

	2,638

Net change in unrealized appreciation (depreciation) on:
Investments in investment companies	9,670

Net realized and change in unrealized gain on investments in investment companies	12,308

Net increase in net assets resulting from operations	$14,728

(A)	Rounds to less than $1.

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Efficient Markets VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$2,420	$1,818
Net realized gain from investments in investment companies	2,638	4,416
Net change in unrealized appreciation (depreciation) on investments in investment companies	9,670	(9,563)

Net increase (decrease) in net assets resulting from operations	14,728	(3,329)

Distributions to shareholders:
From net investment income:
Initial Class	(24)	(12)
Service Class	(1,793)	(827)

	(1,817)	(839)

From net realized gains:
Initial Class	(59)	(19)
Service Class	(5,101)	(1,539)

	(5,160)	(1,558)

Total distributions to shareholders	(6,977)	(2,397)

Capital share transactions:
Proceeds from shares sold:
Initial Class	543	632
Service Class	22,497	58,222

	23,040	58,854

Dividends and distributions reinvested:
Initial Class	83	31
Service Class	6,894	2,366

	6,977	2,397

Cost of shares redeemed:
Initial Class	(288)	(431)
Service Class	(13,037)	(11,972)

	(13,325)	(12,403)

Net increase in net assets resulting from capital shares transactions	16,692	48,848

Net increase in net assets	24,443	43,122

Net assets:
Beginning of year	115,628	72,506

End of year	$140,071	$115,628

Undistributed net investment income	$2,420	$1,817

Share activity:
Shares issued:
Initial Class	41	46
Service Class	1,672	4,324

	1,713	4,370

Shares issued-reinvested from dividends and distributions:
Initial Class	6	3
Service Class	528	189

	534	192

Shares redeemed:
Initial Class	(21)	(33)
Service Class	(976)	(920)

	(997)	(953)

Net increase (decrease) in shares outstanding:
Initial Class	26	16
Service Class	1,224	3,593

	1,250	3,609

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Efficient Markets VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,					Nov 10 to
	2012	2011	2010	2009		Dec 31, 2008(A)
Net asset value
Beginning of year	$12.91	$13.49	$12.27	$10.39		$10.00
Investment operations
Net investment income(B),(C)	0.28	0.27	0.26	0.27		0.10
Net realized and unrealized gain (loss)	1.30	(0.54)	1.26	1.62		0.29

Total operations	1.58	(0.27)	1.52	1.89		0.39

Distributions
From net investment income	(0.21)	(0.12)	(0.09)	(0.01)		—
From net realized gains	(0.53)	(0.19)	(0.21)	—	(D)	—

Total distributions	(0.74)	(0.31)	(0.30)	(0.01)		—

Net asset value
End of year	$13.75	$12.91	$13.49	$12.27		$10.39

Total return(E)	12.50%	(1.93)%	12.68%	18.15%		3.90%	(F)

Net assets end of year (000’s)	$1,649	$1,220	$1,054	$831		$260
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture	0.48%	0.52%	0.52%	0.52%		0.52%	(H)
Before reimbursement/recapture	0.48%	0.49%	0.52%	0.70%		17.77%	(H)
Net investment income to average net assets(C)	2.11%	2.01%	2.01%	2.42%		7.15%	(H)
Portfolio turnover rate(I)	33%	44%	17%	37%		2%	(F)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,					Nov 10 to
	2012	2011	2010	2009		Dec 31, 2008(A)
Net asset value
Beginning of year	$12.83	$13.43	$12.24	$10.39		$10.00
Investment operations
Net investment income(B),(C)	0.24	0.24	0.23	0.25		0.11
Net realized and unrealized gain (loss)	1.29	(0.54)	1.25	1.61		0.28

Total operations	1.53	(0.30)	1.48	1.86		0.39

Distributions
From net investment income	(0.18)	(0.11)	(0.08)	(0.01)		—
From net realized gains	(0.53)	(0.19)	(0.21)	—	(D)	—

Total distributions	(0.71)	(0.30)	(0.29)	(0.01)		—

Net asset value
End of year	$13.65	$12.83	$13.43	$12.24		$10.39

Total return(E)	12.21%	(2.19)%	12.38%	17.86%		3.90%	(F)

Net assets end of year (000’s)	$138,422	$114,408	$71,452	$26,854		$1,157
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture	0.73%	0.77%	0.77%	0.77%		0.77%	(H)
Before reimbursement/recapture	0.73%	0.74%	0.77%	0.95%		18.02%	(H)
Net investment income to average net assets(C)	1.84%	1.83%	1.84%	2.20%		8.04%	(H)
Portfolio turnover rate(I)	33%	44%	17%	37%		2%	(F)

(A)	Commenced operations on November 10, 2008.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Efficient Markets VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Efficient Markets VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust		Annual Report 2012

Transamerica Efficient Markets VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust		Annual Report 2012

Transamerica Efficient Markets VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.42%
Over $50 million up to $250 million	0.40%
Over $250 million	0.38%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.52% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica Efficient Markets VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$57,320
U.S. Government	–

Proceeds from maturities and sales of securities:
Long-term	43,747
U.S. Government	–

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$2,149

Long-term Capital Gain	4,828

2011 Distributions paid from:

Ordinary Income	1,048

Long-term Capital Gain	1,349

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$2,449

Undistributed Long-term Capital Gain	3,172

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	5,407

Other Temporary Differences	–

Transamerica Series Trust		Annual Report 2012

Transamerica Efficient Markets VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

The Board of Trustees has approved reorganizations pursuant to which the Transamerica Efficient Markets VP assets would be acquired, and its liabilities would be assumed, by Transamerica Vanguard ETF Portfolio – Growth VP (formerly known as Transamerica Index 75 VP), in exchange for shares of Transamerica Vanguard ETF Portfolio – Growth VP. Transamerica Efficient Markets VP would then be liquidated, and shares of Transamerica Vanguard ETF Portfolio – Growth VP would be distributed to Transamerica Efficient Markets VP shareholders. Under the reorganization, Transamerica Efficient Markets VP shareholders would receive shares of Transamerica Vanguard ETF Portfolio – Growth VP with the same aggregate net asset value as its shares of Transamerica Efficient Markets VP. The reorganization does not require shareholder approval. The reorganization is expected to occur during the second quarter of 2013.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Efficient Markets VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Efficient Markets VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Efficient Markets VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Efficient Markets VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Efficient Markets VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
8,324,074.0267	990,973.7040	290,757.0143

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
8,247,947.1145	1,074,323.1593	283,534.4712

Transamerica Series Trust		Annual Report 2012

Transamerica Efficient Markets VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
8,259,051.6947	1,083,252.3232	263,500.7271

Proposal III.C — Concentration

Affirmative	Against	Abstain
8,323,551.1145	1,006,389.9660	275,863.6645

Proposal III.D — Diversification

Affirmative	Against	Abstain
8,601,749.0529	778,311.0125	225,744.6796

Transamerica Series Trust		Annual Report 2012

Transamerica Efficient Markets VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $4,828 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Hanlon Income VP

(unaudited)

MARKET ENVIRONMENT

In review, the markets enjoyed a successful 2012, as most assets closed out the year with gains. Following a 2011 filled with violent up and down action that saw most major market indices book losses, 2012 was a welcome change, although not without its own share of volatility.

Within the fixed income world, high yield corporate bonds and emerging market debt were the stars, rivaling equity returns with half the volatility.

U.S. Treasuries continued to thrive in “risk-off” moments, but those moments were few and far between in 2012, with equities generally experiencing just two significant pullbacks (in May and October/November) and otherwise performing well in “risk-on” environments. During “risk-on” moments, U.S. Treasuries were generally choppy and range bound as a growing number of investors likely refused to accept the historically low yields being offered.

The success of high yield bonds in 2012 was not surprising. High yields continue to offer an attractive yield, particularly in this low rate environment being maintained by the U.S. Federal Reserve. With the 10 Year Treasury yielding well below 2% for the majority of the year, the 6% - 8% payout available from most high yield bond funds is very enticing. High yield bond spreads over Treasuries have spent most of the year around the 10-year historical average of 600 bps, and should have more room to tighten given spreads dipped below 300 bps as recent as 2007. With corporate balance sheets in relatively fantastic shape, despite the continued struggles of the overall economy, high yields continue to thrive.

Emerging market debt performed similarly well. Again the story involves very attractive yields, but that’s not all. Emerging market bonds allow investors to diversify exposure away from the U.S. and European economies and all of the debt and economic issues that are currently plaguing those regions.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Hanlon Income VP, Initial Class returned 3.73%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 4.22% and 0.11%, respectively.

STRATEGY REVIEW

The portfolio employs tactical asset allocation through intermediate-term trend following. The goal is to generate good risk-adjusted returns by participating in positive trending markets, while avoiding falling markets in order to preserve capital, reduce downside volatility, and avoid large draw-downs.

The portfolio entered 2012 fully invested in a mix of bond sectors, which included Treasuries, municipal bonds, and corporate bonds (both high yield and investment grade), as well as a U.S. Dollar index position. All of these holdings finished 2011 with strong positive trends, leading to a relatively strong start for the portfolio in 2012.

Throughout the year, we shifted holdings in an attempt to more heavily invest in those fixed income and currency Exchange-Traded Funds (“ETF”) which were trending best, while selling or avoiding those that were suffering through negative trends or choppy, volatile, range-bound price action. High yield bonds had a good year and were a constant presence in the portfolio. However, we did temporarily sell our entire position in order to build up a sizable cash position as markets struggled in May. By mid-June, though, high yield bonds were back in the portfolio at a 50% weighting. In the fourth quarter, this was increased to nearly 70% of the portfolio.

Emerging market debt had a choppy second quarter, making it difficult to harness gains there. However, they were as good as any asset in the second half of 2012 and we ended the year with large positions there.

Investment-grade bonds were particularly troublesome for the strategy this year, especially U.S. Treasuries. Aside from a sharp positive trend in April and May, the price action in Treasuries was mostly range-bound and volatile, characterized by many reversals of what appeared to be discernible trends. Perhaps this will now be the norm for this asset class, as rates may be simply too low to support any significant positive trend.

The portfolio’s biggest gains came from high yield corporate bond ETFs. This Bond sector is generally a large core holding in the portfolio. By holding iShares iBoxx $ High Yield Corporate Bond Fund (HYG) and SPDR Barclays High Yield Bond ETF (JNK) the portfolio was able to participate in the sector’s positive trends in first, third, and fourth quarters, while successfully avoiding losses in second quarter by moving to cash. The PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) also delivered solid gains to the portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Hanlon Income VP

(unaudited)

STRATEGY REVIEW (continued)

The biggest losses came from currency based ETFs and Treasury-related ETFs. The PowerShares DB U.S. Dollar Index Bullish Fund (UUP) was one of the largest contributors to losses after reversing its positive trend in the first quarter. The ProShares Short 20+ Year Treasury ETF (TBF) and the Vanguard Extended Duration Treasury ETF (EDV) were also poor performers for us, mostly due to sharp, range-bound movement that, at times, imitated the beginnings of a trend.

Sean Hanlon

Portfolio Manager

Hanlon Investment Management, Inc.

Transamerica Series Trust		Annual Report 2012
2

Transamerica Hanlon Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	3.73%	4.89%	05/01/2009
Barclays U.S. Aggregate Bond *	4.22	6.56
BofA Merrill Lynch 3-Month Treasury Bill *	0.11	0.13
Service Class	3.47%	4.65%	05/01/2009

NOTES

* The Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) and the Bank of America Merrill Lynch 3-Month Treasury Bill Index (“BofA Merrill Lynch 3-Month Treasury Bill”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Hanlon Income VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Hanlon Income VP
Initial Class	$1,000.00	$1,031.70	$4.95	$1,020.26	$4.93	0.97%
Service Class	1,000.00	1,031.00	6.23	1,019.00	6.19	1.22

(A)	5% return per year before expenses.
(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).
(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Capital Markets	99.7%
Securities Lending Collateral	23.6
Repurchase Agreement	0.0	(A)
Other Assets and Liabilities - Net	(23.3)

Total	100.0%

(A)	Amount rounds to less than 0.1%.

Transamerica Series Trust		Annual Report 2012

Transamerica Hanlon Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
INVESTMENT COMPANIES - 99.7%
Capital Markets - 99.7%
iShares iBoxx $ High Yield Corporate Bond Fund ^	745,652	$69,607
iShares JPMorgan USD Emerging Markets Bond Fund ^	157,061	19,287
Market Vectors Emerging Markets Local Currency Bond ETF	540,879	14,847
PowerShares Emerging Markets Sovereign Debt Portfolio ^	612,582	19,266
PowerShares Fundamental High Yield Corporate Bond Portfolio ^	1,239,680	23,865
SPDR Barclays Convertible Securities ETF ^	482,245	19,434
SPDR Barclays High Yield Bond ETF	1,713,385	69,736
SSC Government Money Market Fund	26,127	26
SSgA Money Market Fund	26,127	26
SSgA Prime Money Market Fund	26,127	26
State Street Institutional Liquid Reserves Fund	26,127	26

Total Investment Companies (cost $228,737)		236,146

SECURITIES LENDING COLLATERAL - 23.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	55,892,483	55,892
Total Securities Lending Collateral (cost $55,892)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.0% ¥
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $26 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 10/20/2027, and with a value of $31.	$26	$26
Total Repurchase Agreement (cost $26)

Total Investment Securities (cost $284,655)		292,064
Other Assets and Liabilities - Net		(55,225)

Net Assets		$236,839

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $54,734.
▲	Rate shown reflects the yield at 12/31/2012.
¥	Percentage rounds to less than 0.1%.
Aggregate cost for federal income tax purposes is $287,413. Aggregate net unrealized appreciation for all securities in which there is an excess of value over tax cost were $4,651.

DEFINITION:

ETF	Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$236,146	$—	$—	$236,146
Repurchase Agreement	—	26	—	26
Securities Lending Collateral	55,892	—	—	55,892
Total	$292,038	$26	$—	$292,064

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Hanlon Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value
(cost: $284,629)	$292,038
(including securities loaned of $54,734)
Repurchase agreement, at value (cost: $26)	26
Receivables:
Shares sold	62
Interest	–	(A)
Securities lending income (net)	35
Dividends	1,037
Prepaid expenses	1

	293,199

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	198
Management and advisory fees	182
Distribution and service fees	44
Transfer agent fees	–	(A)
Administration fees	5
Trustees fees	–	(A)
Audit and tax fees	12
Printing and shareholder reports fees	21
Other	6
Collateral for securities on loan	55,892

	56,360

Net assets	$236,839

Net assets consist of:
Capital stock ($.01 par value)	$210
Additional paid-in capital	231,930
Undistributed net investment income	8,290
Accumulated net realized loss from investments in investment companies	(11,000)
Net unrealized appreciation on investments in investment companies	7,409

Net assets	$236,839

Net assets by class:
Initial Class	$30,480
Service Class	206,359
Shares outstanding:
Initial Class	2,690
Service Class	18,300
Net asset value and offering price per share:
Initial Class	$11.33
Service Class	11.28

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

At December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$11,496
Interest income	16
Securities lending income (net)	487

Total investment income	11,999

Expenses:
Management and advisory	2,266
Distribution and service:
Service Class	554
Printing and shareholder reports	37
Custody	19
Administration	59
Legal	13
Audit and tax	12
Trustees	9
Transfer agent	2
Other	7

Total expenses	2,978

Net investment income	9,021

Net realized gain (loss) from:
Investments in investment companies	(3,376)

Net change in unrealized appreciation (depreciation) on:
Investments in investment companies	2,796

Net realized and change in unrealized loss on investments in investment companies	(580)

Net increase in net assets resulting from operations	$8,441

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Hanlon Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$9,021	$5,708
Net realized loss from investments in investment companies	(3,376)	(2,573)
Net change in unrealized appreciation on investments in investment companies	2,796	4,211

Net increase in net assets resulting from operations	8,441	7,346

Distributions to shareholders:
From net investment income:
Initial Class	(722)	(487)
Service Class	(4,716)	(3,482)

	(5,438)	(3,969)

From net realized gains:
Initial Class	—	(145)
Service Class	—	(1,145)

	—	(1,290)

Total distributions to shareholders	(5,438)	(5,259)

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,579	7,998
Service Class	32,477	69,532

	38,056	77,530

Dividends and distributions reinvested:
Initial Class	722	632
Service Class	4,716	4,627

	5,438	5,259

Cost of shares redeemed:
Initial Class	(6,984)	(7,193)
Service Class	(63,963)	(100,231)

	(70,947)	(107,424)

Net decrease in net assets resulting from capital shares transactions	(27,453)	(24,635)

Net decrease in net assets	(24,450)	(22,548)

Net assets:
Beginning of year	261,289	283,837

End of year	$236,839	$261,289

Undistributed net investment income	$8,290	$5,295

Share activity:
Shares issued:
Initial Class	499	714
Service Class	2,901	6,227

	3,400	6,941

Shares issued-reinvested from dividends and distributions:
Initial Class	65	56
Service Class	425	414

	490	470

Shares redeemed:
Initial Class	(622)	(645)
Service Class	(5,721)	(9,023)

	(6,343)	(9,668)

Net increase (decrease) in shares outstanding:
Initial Class	(58)	125
Service Class	(2,395)	(2,382)

	(2,453)	(2,257)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Hanlon Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period		Initial Class
	Year Ended December 31,			May 1 to Dec 31,
	2012	2011	2010	2009(A)
Net asset value
Beginning of year	$11.19	$11.08	$11.09	$10.00
Investment operations
Net investment income(B),(C)	0.43	0.27	0.24	0.35
Net realized and unrealized gain (loss)	(0.02)	0.08	(0.20)	0.74

Total operations	0.41	0.35	0.04	1.09

Distributions
From net investment income	(0.27)	(0.19)	(0.02)	—
From net realized gains	—	(0.05)	(0.03)	—

Total distributions	(0.27)	(0.24)	(0.05)	—

Net asset value
End of year	$11.33	$11.19	$11.08	$11.09

Total return(D)	3.73%	3.16%	0.39%	10.90%	(E)

Net assets end of year (000’s)	$30,480	$30,757	$29,069	$17,794
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recapture	0.96%	0.95%	0.98%	1.00%	(G)
Before reimbursement/recapture	0.96%	0.95%	0.97%	1.32%	(G)
Net investment income to average net assets(C)	3.84%	2.44%	2.15%	4.90%	(G)
Portfolio turnover rate(H)	257%	297%	525%	99%	(E)

For a share outstanding throughout each period		Service Class
	Year Ended December 31,			May 1 to Dec 31,
	2012	2011	2010	2009(A)
Net asset value
Beginning of year	$11.14	$11.04	$11.08	$10.00
Investment operations
Net investment income(B),(C)	0.40	0.24	0.24	0.39
Net realized and unrealized gain (loss)	(0.02)	0.08	(0.23)	0.69

Total operations	0.38	0.32	0.01	1.08

Distributions
From net investment income	(0.24)	(0.17)	(0.02)	—
From net realized gains	—	(0.05)	(0.03)	—

Total distributions	(0.24)	(0.22)	(0.05)	—

Net asset value
End of year	$11.28	$11.14	$11.04	$11.08

Total return(D)	3.47%	2.93%	0.12%	10.80%	(E)

Net assets end of year (000’s)	$206,359	$230,532	$254,768	$19,495
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recapture	1.21%	1.20%	1.23%	1.25%	(G)
Before reimbursement/recapture	1.21%	1.20%	1.22%	1.57%	(G)
Net investment income to average net assets(C)	3.56%	2.16%	2.20%	5.29%	(G)
Portfolio turnover rate(H)	257%	297%	525%	99%	(E)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Hanlon Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Hanlon Income VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2012.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Series Trust		Annual Report 2012

Transamerica Hanlon Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust		Annual Report 2012

Transamerica Hanlon Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

1.00% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust		Annual Report 2012

Transamerica Hanlon Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$603,921
U.S. Government	–

Proceeds from maturities and sales of securities:
Long-term	622,175
U.S. Government	–

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	(588)

Undistributed (accumulated) net realized gain (loss) from investment securities	588

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$7,457	Short-Term Indefinitely

33	Long-Term Indefinitely

Transamerica Series Trust		Annual Report 2012

Transamerica Hanlon Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

There was no capital loss carryforwards utilized or expired during the year ended December 31, 2012.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$5,438

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	5,191

Long-term Capital Gain	68

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$8,290

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(7,490)

Post October Short-Term Capital Loss Deferral	(752)

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	4,651

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Hanlon Income VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Hanlon Income VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Hanlon Income VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Hanlon Income VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Hanlon Income VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
21,000,270.4392	229,948.4086	911,367.2982

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
20,920,705.9656	270,894.6745	949,985.5059

Transamerica Series Trust		Annual Report 2012

Transamerica Hanlon Income VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
20,948,531.2862	292,390.0798	900,664.7800

Proposal III.C — Concentration

Affirmative	Against	Abstain
20,880,649.8612	221,439.1865	1,039,497.0983

Proposal III.D — Diversification

Affirmative	Against	Abstain
20,966,846.7453	359,348.7559	815,390.6448

Transamerica Series Trust		Annual Report 2012

Transamerica Hanlon Income VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

(unaudited)

MARKET ENVIRONMENT

The year ending December 31, 2012, has behaved much like it began the year; numerous issues continuing to weigh on investors’ minds both domestically and abroad. Despite these concerns, risk assets continued to do well for the year with credit spreads tightening across all fixed income classes, U.S. Treasury rates continuing their downward trend, and equity prices moderately higher.

Early in the fiscal year, the European sovereign and banking crisis was the primary concern. Despite the crisis being nearly a year-and-a-half old, policymakers continue to wrestle with an appropriate response. Finally, with significant pressure from the markets, policymakers introduced new facilities to relieve pressure on the financial system; tough fiscal austerity measures were to continue in exchange for more robust bank funding facilities. Unfortunately, this did nothing more than “kick the can down the road” without addressing the real issues of the Monetary Union. Europe’s economy continued to slip deeper into recession throughout the fiscal year putting even further pressure on an already strained banking system. Ultimately, with strains once again too strong to ignore, the European Central Bank (“ECB”) late in the fiscal year stepped up once again declaring, “we will do what it takes to support the system”.

Throughout the fiscal year 2012, the U.S. economy continued its slow to moderate grow path, with numerous cries from various economic pundits that a recession was just around the corner. The U.S. Federal Reserve, already on the heels of two prior quantitative easing programs, announced late in the year that a third program, with a targeted unemployment rate, was what the economy needed. The monetary response, coupled with an extension of the payroll tax holiday, kept the consumer with adequate resources to continue their spending trend. Housing prices finally found a bid during the fiscal year as low interest rates and valuations more in line with history, created an excellent time to be a home buyer.

A new concern developed in fiscal 2012; a slowing global economy, led by concerns of growth in China, and its ultimate impact on the rest of the world. Moving toward the end of the fiscal year, numerous central banks around the world responded with even more aggressive accommodation, which looks to have slowed the pace of deceleration of worldwide growth, and in fact signs are accumulating that a turn in global growth may be at hand.

A common theme prevalent around the world during the fiscal year has been the response by numerous central banks and the more accommodative stance to help slowing economies and stressed banking systems. This liquidity has found its way into financial markets promoting better financial conditions and thus lower risk premiums for many risk assets. For now many solvency and liquidity issues that had cropped up around the world have calmed.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Index 35 VP, Initial Class returned 6.78%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) and the Transamerica Index 35 VP Blended Benchmark Index (“blended benchmark”), returned 4.22% and 8.70%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond (65%), the Morgan Stanley Capital International U.S. Broad Market Index (25%) and the Financial Times Stock Exchange All-World ex U.S. Index (10%).

STRATEGY REVIEW

The portfolio seeks over a complete business cycle, to track its custom benchmark minus the expense ratio providing investors with a low-cost, moderate-risk index based strategy. Since May 2011 and until December 10, 2012, this portfolio has been subject to a set of guidelines (“Implied Volatility Guidelines”). The impact of the Implied Volatility Guidelines on the portfolio has been to depress equity levels on average below the target levels of equity. In a year where equities have outperformed fixed income by around 10%, this resulted in underperformance at a total returns level.

In 2012, the portfolio underperformed the custom benchmark. The portfolio was underweight in equities due to the operation of the Implied Volatility Guidelines in the first, second and third quarters of 2012. In each of those quarters, the portfolio underperformed the custom benchmark. The only quarter in which the portfolio was neutral weighted towards equities was in the fourth quarter, at which time it did marginally outperform the custom benchmark.

Changes to the Implied Volatility Guidelines were implemented on December 10, 2012. We feel that on a risk-adjusted basis, the operation of new Implied Volatility Guidelines will be a benefit to the portfolio.

Sridip Mukhopadhyaya, CFA

David Halfpap, CFA

Frank Rybinski, CFA

Jeffrey Whitehead, CFA

Co-Portfolio Managers

AEGON USA Investment Management, LLC

Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	6.78%	6.38%	11/19/2009
Barclays U.S. Aggregate Bond *	4.22	5.64
Transamerica Index 35 VP Blended Benchmark *	8.70	7.47
Service Class	6.62%	6.13%	11/19/2009

NOTES

* The Transamerica Index 35 VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) 65%, Morgan Stanley Capital International US Broad Market Index 25%, and Financial Times Stock Exchange All World ex US Index 10%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Index 35 VP
Initial Class	$1,000.00	$1,039.10	$1.90	$1,023.28	$1.88	0.37%
Service Class	1,000.00	1,037.40	3.18	1,022.02	3.15	0.62

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

% of Net
Asset Type	Assets
Capital Markets	83.6%
Growth - Large Cap	3.8
Emerging Market - Equity	3.4
Value - Large Cap	2.9
Region Fund - European	2.8
Region Fund - Asian Pacific	1.8
Securities Lending Collateral	1.4
Repurchase Agreement	1.2
Growth - Small Cap	0.7
Other Assets and Liabilities - Net	(1.6)
Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

INVESTMENT COMPANIES - 99.0%
Capital Markets - 83.6%
Vanguard Extended Market ETF	100,629	$6,088
Vanguard Intermediate-Term Bond ETF	842,064	74,312
Vanguard Long-Term Bond ETF	125,331	11,765
Vanguard Mortgage-Backed Securities ETF	129,120	6,745
Vanguard MSCI EAFE ETF ^	261,110	9,199
Vanguard S&P 500 ETF ^	355,509	23,193
Vanguard Short-Term Bond ETF ^	855,732	69,306
Vanguard Total Bond Market ETF	1,161,419	97,595
Vanguard Total Stock Market ETF ^	571,910	41,915
Emerging Market - Equity - 3.4%
Vanguard MSCI Emerging Markets ETF	314,593	14,009
Growth - Large Cap - 3.8%
Vanguard Growth ETF ^	168,919	12,029
Vanguard Large-Capital ETF ^	50,575	3,295
Growth - Small Cap - 0.7%
Vanguard Small-Capital ETF ^	37,026	2,995
Region Fund - Asian Pacific - 1.8%
Vanguard MSCI Pacific ETF	133,450	7,125
Region Fund - European - 2.8%
Vanguard MSCI European ETF	231,468	11,305
Value - Large Cap - 2.9%
Vanguard Value ETF	201,234	11,833

Total Investment Companies (cost $395,594)		402,709

	Shares	Value (000’s)

SECURITIES LENDING COLLATERAL - 1.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	5,541,926	$5,542
Total Securities Lending Collateral (cost $5,542)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $4,931 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 2.00%, due 11/01/2027, and with a value of $5,030.	$4,931	4,931
Total Repurchase Agreement (cost $4,931)

Total Investment Securities (cost $406,067)		413,182
Other Assets and Liabilities - Net		(6,579)

Net Assets		$406,603

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $5,426.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $408,319. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $5,114 and $251, respectively. Net unrealized appreciation for tax purposes is $4,863.

DEFINITION:

ETF	Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable Unobservable		Value at
Investment Securities	Prices	Inputs	Inputs	12/31/2012
Investment Companies	$402,709	$—	$—	$402,709
Repurchase Agreement	—	4,931	—	4,931
Securities Lending Collateral	5,542	—	—	5,542
Total	$408,251	$4,931	$—	$413,182

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $401,136)	$408,251
(including securities loaned of $5,426)
Repurchase agreement, at value (cost: $4,931)	4,931
Cash	1,943
Receivables:
Investment securities sold	1,633
Shares sold	827
Securities lending income (net)	9
Dividends	–	(A)
Interest	–	(A)
Prepaid expenses	1

	417,595

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	5,167
Shares redeemed	33
Management and advisory fees	131
Distribution and service fees	84
Transfer agent fees	1
Administration fees	8
Trustees fees	–	(A)
Audit and tax fees	12
Printing and shareholder reports fees	3
Other	11
Collateral for securities on loan	5,542

	10,992

Net assets	$406,603

Net assets consist of:
Capital stock ($.01 par value)	$348
Additional paid-in capital	387,062
Undistributed net investment income	6,741
Undistributed net realized gain from investments in investment companies	5,337
Net unrealized appreciation on investments in investment companies	7,115

Net assets	$406,603

Net assets by class:
Initial Class	$11
Service Class	406,592
Shares outstanding:
Initial Class	1
Service Class	34,769
Net asset value and offering price per share:
Initial Class	$11.76
Service Class	11.69

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$8,603
Interest income	1
Securities lending income (net)	94

Total investment income	8,698

Expenses:
Management and advisory	945
Distribution and service:
Service Class	790
Printing and shareholder reports	26
Custody	35
Administration	75
Legal	19
Audit and tax	12
Trustees	10
Transfer agent	2
Other	10

Total expenses	1,924

Recaptured expenses	33

Net expenses	1,957

Net investment income	6,741

Net realized gain (loss) from:
Investments in investment companies	4,696
Distributions from investments in investment companies	1,977

6,673

Net change in unrealized appreciation (depreciation) on:
Investments in investment companies	6,357

Net realized and change in unrealized gain on investments in investment companies	13,030

Net increase in net assets resulting from operations	$19,771

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

December 31, 2012	December 31, 2011
From operations:
Net investment income	$6,741	$3,523
Net realized gain from investments and distributions from investments in investment companies	6,673	1,825
Net change in unrealized appreciation (depreciation) on investments in investment companies	6,357	(1,360)

Net increase in net assets resulting from operations	19,771	3,988

Distributions to shareholders:
From net investment income:
Initial Class	—	(A)	(2)
Service Class	(3,523)	(1,065)

(3,523)	(1,067)

From net realized gains:
Initial Class	—	(A)	(1)
Service Class	(3,152)	(473)

(3,152)	(474)

Total distributions to shareholders	(6,675)	(1,541)

Capital share transactions:
Proceeds from shares sold:
Service Class	185,063	152,741

Dividends and distributions reinvested:	—	(A)	3
Initial Class	6,675	1,538

Service Class	6,675	1,541

Cost of shares redeemed:	(282)	—
Initial Class	(25,109)	(14,517)

Service Class	(25,391)	(14,517)

166,347	139,765

Net increase in net assets resulting from capital shares transactions	179,443	142,212

Net increase in net assets

Net assets:	227,160	84,948

Beginning of year	$406,603	$227,160

End of year	$6,741	$3,523

Undistributed net investment income

Share activity:
Shares issued:	16,077	13,718
Service Class

Shares issued-reinvested from dividends and distributions:	—	(B)	—	(B)
Initial Class	583	141

Service Class	583	141

Shares redeemed:	(24)	—
Initial Class	(2,180)	(1,310)

Service Class	(2,204)	(1,310)

Net increase (decrease) in shares outstanding:	(24)	—
Initial Class	14,480	12,549

Service Class	14,456	12,549

(A)	Rounds to less than $1.
(B)	Rounds to less than 1 share.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period		Initial Class
	Year Ended December 31,				Nov 19 to Dec 31,
	2012	2011	2010		2009(A)
Net asset value
Beginning of year	$11.24	$10.97	$10.00		$10.00
Investment operations
Net investment income(B),(C)	0.21	0.27	0.27		0.07
Net realized and unrealized gain (loss)	0.55	0.11	0.70		(0.07)

Total operations	0.76	0.38	0.97		—

Distributions
From net investment income	(0.13)	(0.08)	—	(D)	—
From net realized gains	(0.11)	(0.03)	—		—

Total distributions	(0.24)	(0.11)	—	(D)	—

Net asset value
End of year	$11.76	$11.24	$10.97		$10.00

Total return(E)	6.78%	3.49%	9.72%		– %	(F)

Net assets end of year (000’s)	$11	$284	$275		$250
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture	0.37%	0.37%	0.37%		0.37%	(H)
Before reimbursement/recapture	0.36%	0.37%	0.45%		27.72%	(H)
Net investment income to average net assets(C)	1.83%	2.44%	2.60%		5.92%	(H)
Portfolio turnover rate(I)	47%	47%	13%		1%	(F)

For a share outstanding throughout each period		Service Class
	Year Ended December 31,				Nov 19 to Dec 31,
	2012	2011	2010		2009(A)
Net asset value
Beginning of year	$11.18	$10.94	$10.00		$10.00
Investment operations
Net investment income(B),(C)	0.25	0.27	0.33		0.10
Net realized and unrealized gain (loss)	0.49	0.07	0.61		(0.10)

Total operations	0.74	0.34	0.94		—

Distributions
From net investment income	(0.12)	(0.07)	—	(D)	—
From net realized gains	(0.11)	(0.03)	—		—

Total distributions	(0.23)	(0.10)	—	(D)	—

Net asset value
End of year	$11.69	$11.18	$10.94		$10.00

Total return(E)	6.62%	3.17%	9.42%		– %	(F)

Net assets end of year (000’s)	$406,592	$226,876	$84,673		$1,755
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture	0.62%	0.62%	0.62%		0.62%	(H)
Before reimbursement/recapture	0.61%	0.62%	0.70%		27.97%	(H)
Net investment income to average net assets(C)	2.14%	2.42%	3.14%		8.60%	(H)
Portfolio turnover rate(I)	47%	47%	13%		1%	(F)

(A)	Commenced operations on November 19, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Index 35 VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

At the commencement of operations, TAM invested in the Portfolio. As of December 31, 2012, TAM had remaining investments in the Portfolio as follows:

	Market Value	% of Portfolio’s Net Assets
Initial Class	$10	0.00%(A)

(A) Rounds to less than 0.01%.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.37% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount recaptured by TAM was $33. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$315,696
U.S. Government	–

Proceeds from maturities and sales of securities:
Long-term	148,482
U.S. Government	–

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	¿

Undistributed (accumulated) net realized gain (loss) from investment securities	(¿)

¿ Amount rounds to less than $1.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$4,923

Long-term Capital Gain	1,752

2011 Distributions paid from:

Ordinary Income	1,354

Long-term Capital Gain	187

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$8,922

Undistributed Long-term Capital Gain	5,408

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	4,863

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

The Board of Trustees has approved a name change for Transamerica Index 35 VP to Transamerica Vanguard ETF Portfolio – Conservative VP effective on or about May 1, 2013.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Index 35 VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Index 35 VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Index 35 VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II:	To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
26,986,137.7115	447,961.2374	1,195,799.3841

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
26,320,796.9199	559,912.2793	1,749,189.1338

Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
26,372,661.7670	525,113.9334	1,732,122.6326

Proposal III.C — Concentration

Affirmative	Against	Abstain
26,352,879.8887	438,262.8187	1,838,755.6256

Proposal III.D — Diversification

Affirmative	Against	Abstain
26,513,629.7451	504,635.9665	1,611,632.6214

Transamerica Series Trust		Annual Report 2012

Transamerica Index 35 VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $1,752 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

(unaudited)

MARKET ENVIRONMENT

The year ending December 31, 2012, has behaved much like it began the year; numerous issues continuing to weigh on investors’ minds both domestically and abroad. Despite these concerns, risk assets continued to do well for the year with credit spreads tightening across all fixed income classes, U.S. Treasury rates continuing their downward trend, and equity prices moderately higher.

Early in the fiscal year, the European sovereign and banking crisis was the primary concern. Despite the crisis being nearly a year-and-a-half old, policymakers continue to wrestle with an appropriate response. Finally, with significant pressure from the markets, policymakers introduced new facilities to relieve pressure on the financial system; tough fiscal austerity measures were to continue in exchange for more robust bank funding facilities. Unfortunately, this did nothing more than “kick the can down the road” without addressing the real issues of the Monetary Union. Europe’s economy continued to slip deeper into recession throughout the fiscal year putting even further pressure on an already strained banking system. Ultimately, with strains once again too strong to ignore, the European Central Bank (“ECB”) late in the fiscal year stepped up once again declaring, “we will do what it takes to support the system”.

Throughout the fiscal year 2012, the U.S. economy continued its slow to moderate grow path, with numerous cries from various economic pundits that a recession was just around the corner. The U.S. Federal Reserve, already on the heels of two prior quantitative easing programs, announced late in the year that a third program, with a targeted unemployment rate, was what the economy needed. The monetary response, coupled with an extension of the payroll tax holiday, kept the consumer with adequate resources to continue their spending trend. Housing prices finally found a bid during the fiscal year as low interest rates and valuations more in line with history, created an excellent time to be a home buyer.

A new concern developed in fiscal 2012; a slowing global economy, led by concerns of growth in China, and its ultimate impact on the rest of the world. Moving toward the end of the fiscal year, numerous central banks around the world responded with even more aggressive accommodation, which looks to have slowed the pace of deceleration of worldwide growth, and in fact signs are accumulating that a turn in global growth may be at hand.

A common theme prevalent around the world during the fiscal year has been the response by numerous central banks and the more accommodative stance to help slowing economies and stressed banking systems. This liquidity has found its way into financial markets promoting better financial conditions and thus lower risk premiums for many risk assets. For now many solvency and liquidity issues that had cropped up around the world have calmed.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Index 50 VP, Initial Class returned 8.67%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) and the Transamerica Index 50 VP Blended Benchmark Index (“blended benchmark”), returned 4.22% and 10.65%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond (50%), the Morgan Stanley Capital International U.S. Broad Market Index (34%) and the Financial Times Stock Exchange All-World ex U.S. Index (16%).

STRATEGY REVIEW

The portfolio seeks over a complete business cycle, to track its custom benchmark minus the expense ratio providing investors with a low-cost, moderate-risk index based strategy. Since May 2011 and until December 10, 2012, this portfolio has been subject to a set of guidelines (“Implied Volatility Guidelines”). The impact of the Implied Volatility Guidelines on the portfolio has been to depress equity levels on average below the target levels of equity. In a year where equities have outperformed fixed income by around 10%, this resulted in underperformance at a total returns level.

In 2012, the portfolio underperformed the custom benchmark. The portfolio was underweight in equities due to the operation of the Implied Volatility Guidelines in the first, second and third quarters of 2012. In each of those quarters, the portfolio underperformed the custom benchmark. The only quarter in which the portfolio was neutral weighted towards equities was in the fourth quarter, at which time it did marginally outperform the custom benchmark.

Changes to the Implied Volatility Guidelines were implemented on December 10, 2012. We feel that on a risk-adjusted basis, the operation of new Implied Volatility Guidelines will be a benefit to the portfolio.

Sridip Mukhopadhyaya, CFA

David Halfpap, CFA

Frank Rybinski, CFA

Jeffrey Whitehead, CFA

Co-Portfolio Managers

AEGON USA Investment Management, LLC

Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	8.67%	3.68%	05/01/2008
Barclays U.S. Aggregate Bond *	4.22	5.91
Transamerica Index 50 VP Blended Benchmark *	10.65	4.39
Service Class	8.40%	3.46%	05/01/2008

NOTES

* The Transamerica Index 50 VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) 50%, Morgan Stanley Capital International US Broad Market Index 34%, and Financial Times Stock Exchange All World ex US Index 16%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Portfolio Name	Account Value	Value	During Period(B)	Value	During Period(B)	Expense Ratio(C)
Transamerica Index 50 VP
Initial Class	$1,000.00	$1,049.30	$1.75	$1,023.43	$1.73	0.34%
Service Class	1,000.00	1,048.40	3.04	1,022.17	3.00	0.59

(A)	5% return per year before expenses.
(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).
(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

% of Net
Asset Type	Assets

Capital Markets	78.6%
Emerging Market - Equity	5.3
Growth - Large Cap	4.3
Region Fund - European	4.3
Value - Large Cap	3.3
Securities Lending Collateral	3.3
Region Fund - Asian Pacific	2.7
Repurchase Agreement	1.3
Growth - Small Cap	0.8
Other Assets and Liabilities - Net	(3.9)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

		Value
	Shares	(000’s)

INVESTMENT COMPANIES - 99.3%
Capital Markets - 78.6%
Vanguard Extended Market ETF ^	426,133	$25,781
Vanguard Intermediate-Term Bond ETF ^	1,767,339	155,968
Vanguard Long-Term Bond ETF ^	264,259	24,806
Vanguard Mortgage-Backed Securities ETF	309,410	16,164
Vanguard MSCI EAFE ETF ^	1,344,242	47,358
Vanguard S&P 500 ETF ^	1,457,230	95,070
Vanguard Short-Term Bond ETF ^	1,816,875	147,149
Vanguard Total Bond Market ETF	3,945,249	331,518
Vanguard Total Stock Market ETF ^	3,388,606	248,351
Emerging Market - Equity - 5.3%
Vanguard MSCI Emerging Markets ETF	1,636,251	72,862
Growth - Large Cap - 4.3%
Vanguard Growth ETF ^	662,197	47,155
Vanguard Large-Capital ETF	197,029	12,838
Growth - Small Cap - 0.8%
Vanguard Small-Capital ETF ^	144,016	11,651
Region Fund - Asian Pacific - 2.7%
Vanguard MSCI Pacific ETF	714,763	38,161
Region Fund - European - 4.3%
Vanguard MSCI European ETF	1,239,171	60,521
Value - Large Cap - 3.3%
Vanguard Value ETF ^	786,410	46,241

Total Investment Companies (cost $1,345,974)		1,381,594

		Value
	Shares	(000’s)

SECURITIES LENDING COLLATERAL - 3.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	46,582,777	$46,583
Total Securities Lending Collateral (cost $46,583)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $17,994 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $18,354.	$17,994	17,994
Total Repurchase Agreement (cost $17,994)

Total Investment Securities (cost $1,410,551)		1,446,171
Other Assets and Liabilities - Net		(54,385)

Net Assets		$1,391,786

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $45,599.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $1,423,418. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $23,356 and $603, respectively. Net unrealized appreciation for tax purposes is $22,753.

DEFINITION:

ETF	Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): Э

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$1,381,594	$—	$—	$1,381,594
Repurchase Agreement	—	17,994	—	17,994
Securities Lending Collateral	46,583	—	—	46,583
Total	$1,428,177	$17,994	$—	$1,446,171

Э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $1,392,557) (including securities loaned, of $45,599)	$1,428,177
Repurchase agreement, at value (cost: $17,994)	17,994
Cash	3,985
Receivables:
Investment securities sold	26,914
Shares sold	2,453
Securities lending income (net)	20
Dividends	–	(A)
Interest	–	(A)
Prepaid expenses	5

	1,479,548

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	40,477
Shares redeemed	5
Management and advisory fees	326
Distribution and service fees	286
Transfer agent fees	1
Administration fees	29
Trustees fees	1
Audit and tax fees	12
Printing and shareholder reports fees	9
Other	33
Collateral for securities on loan	46,583

	87,762

Net assets	$1,391,786

Net assets consist of:
Capital stock ($.01 par value)	$1,292

Additional paid-in capital	1,313,910

Undistributed net investment income	24,039

Undistributed net realized gain from investments in investment companies	16,925

Net unrealized appreciation on investments in investment companies	35,620

Net assets	$1,391,786

Net assets by class:
Initial Class	$3,894
Service Class	1,387,892
Shares outstanding:
Initial Class	359
Service Class	128,883
Net asset value and offering price per share:
Initial Class	$10.85
Service Class	10.77

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$30,045
Interest income	2
Securities lending income (net)	331

Total investment income	30,378

Expenses:
Management and advisory	3,092
Distribution and service:
Service Class	2,697
Printing and shareholder reports	80
Custody	55
Administration	256
Legal	65
Audit and tax	13
Trustees	35
Transfer agent	7
Other	34

Total expenses	6,334

Net investment income	24,044

Net realized gain (loss) from:
Investments in investment companies	16,511
Distributions from investments in investment companies	4,273

20,784

Net change in unrealized appreciation (depreciation) on:
Investments in investment companies	40,619

Net realized and change in unrealized gain on investments in investment companies	61,403

Net increase in net assets resulting from operations	$85,447

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$24,044	$13,771
Net realized gain from investments and distributions from investments in investment companies	20,784	24,864
Net change in unrealized appreciation (depreciation) on investments in investment companies	40,619	(34,262)

Net increase in net assets resulting from operations	85,447	4,373

Distributions to shareholders:
From net investment income:
Initial Class	(63)	(8)
Service Class	(13,708)	(6,574)

	(13,771)	(6,582)

From net realized gains:
Initial Class	(117)	(8)
Service Class	(27,917)	(6,969)

	(28,034)	(6,977)

Total distributions to shareholders	(41,805)	(13,559)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,674	1,488
Service Class	511,725	493,811

	516,399	495,299

Dividends and distributions reinvested:
Initial Class	180	16
Service Class	41,625	13,543

	41,805	13,559

Cost of shares redeemed:
Initial Class	(1,730)	(2,342)
Service Class	(24,664)	(30,669)

	(26,394)	(33,011)

Net increase in net assets resulting from capital shares transactions	531,810	475,847

Net increase in net assets	575,452	466,661

Net assets:
Beginning of year	816,334	349,673

End of year	$1,391,786	$816,334

Undistributed net investment income	$24,039	$13,766

Share activity:
Shares issued:
Initial Class	436	140
Service Class	48,095	47,273

	48,531	47,413

Shares issued-reinvested from dividends and distributions:
Initial Class	17	1
Service Class	3,972	1,349

	3,989	1,350

Shares redeemed:
Initial Class	(163)	(224)
Service Class	(2,318)	(2,953)

	(2,481)	(3,177)

Net increase (decrease) in shares outstanding:
Initial Class	290	(83)
Service Class	49,749	45,669

	50,039	45,586

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,				May 1 to Dec 31, 2008(A)
	2012	2011	2010	2009
Net asset value
Beginning of year	$10.37	$10.46	$9.63	$8.28	$10.00
Investment operations
Net investment income(B),(C)	0.26	0.23	0.34	0.26	0.25
Net realized and unrealized gain (loss)	0.63	(0.07)	0.71	1.12	(1.97)

Total operations	0.89	0.16	1.05	1.38	(1.72)

Distributions
From net investment income	(0.15)	(0.13)	(0.12)	(0.03)	—
From net realized gains	(0.26)	(0.12)	(0.10)	—	—

Total distributions	(0.41)	(0.25)	(0.22)	(0.03)	—

Net asset value
End of year	$10.85	$10.37	$10.46	$9.63	$8.28

Total return(D)	8.67%	1.57%	11.07%	16.62%	(17.20)%	(E)

Net assets end of year (000’s)	$3,894	$718	$1,597	$378	$315
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recapture	0.34%	0.34%	0.37%	0.37%	0.37%	(G)
Before reimbursement/recapture	0.34%	0.34%	0.35%	0.38%	1.23%	(G)
Net investment income to average net assets(C)	2.45%	2.11%	3.33%	2.91%	4.21%	(G)
Portfolio turnover rate(H)	56%	70%	12%	27%	17%	(E)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec 31, 2008(A)
	2012	2011	2010	2009
Net asset value
Beginning of year	$10.31	$10.40	$9.60	$8.26	$10.00
Investment operations
Net investment income(B),(C)	0.23	0.27	0.25	0.28	0.38
Net realized and unrealized gain (loss)	0.62	(0.12)	0.76	1.08	(2.12)

Total operations	0.85	0.15	1.01	1.36	(1.74)

Distributions
From net investment income	(0.13)	(0.12)	(0.11)	(0.02)	—
From net realized gains	(0.26)	(0.12)	(0.10)	—	—

Total distributions	(0.39)	(0.24)	(0.21)	(0.02)	—

Net asset value
End of year	$10.77	$10.31	$10.40	$9.60	$8.26

Total return(D)	8.40%	1.47%	10.69%	16.53%	(17.40)%	(E)

Net assets end of year (000’s)	$1,387,892	$815,616	$348,076	$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recapture	0.59%	0.59%	0.62%	0.62%	0.62%	(G)
Before reimbursement/recapture	0.59%	0.59%	0.60%	0.63%	1.48%	(G)
Net investment income to average net assets(C)	2.23%	2.53%	2.55%	3.09%	7.06%	(G)
Portfolio turnover rate(H)	56%	70%	12%	27%	17%	(E)

(A)	Commenced operations on May 1, 2008.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Index 50 VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.37% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$1,118,536
U.S. Government	–

Proceeds from maturities and sales of securities:
Long-term	603,635
U.S. Government	–

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$13,771

Long-term Capital Gain	28,034

2011 Distributions paid from:

Ordinary Income	8,170

Long-term Capital Gain	5,389

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$33,300

Undistributed Long-term Capital Gain	20,534

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	22,753

Other Temporary Differences	(3)

Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

The Board of Trustees has approved a name change for Transamerica Index 50 VP to Transamerica Vanguard ETF Portfolio – Balanced VP effective on or about May 1, 2013.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Index 50 VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Index 50 VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Index 50 VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
97,473,377.1872	1,876,913.4918	4,427,120.4050

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
96,372,479.8208	2,046,230.4584	5,358,700.8048

Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
95,304,835.9399	2,414,664.9034	6,057,910.2407

Proposal III.C — Concentration

Affirmative	Against	Abstain
95,093,017.7434	2,597,361.1745	6,087,032.1661

Proposal III.D — Diversification

Affirmative	Against	Abstain
96,484,316.5760	1,986,252.2747	5,306,842.2333

Transamerica Series Trust		Annual Report 2012

Transamerica Index 50 VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $28,034 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

(unaudited)

MARKET ENVIRONMENT

The year ending December 31, 2012, has behaved much like it began the year; numerous issues continuing to weigh on investors’ minds both domestically and abroad. Despite these concerns, risk assets continued to do well for the year with credit spreads tightening across all fixed income classes, U.S. Treasury rates continuing their downward trend, and equity prices moderately higher.

Early in the fiscal year, the European sovereign and banking crisis was the primary concern. Despite the crisis being nearly a year-and-a-half old, policymakers continue to wrestle with an appropriate response. Finally, with significant pressure from the markets, policymakers introduced new facilities to relieve pressure on the financial system; tough fiscal austerity measures were to continue in exchange for more robust bank funding facilities. Unfortunately, this did nothing more than “kick the can down the road” without addressing the real issues of the Monetary Union. Europe’s economy continued to slip deeper into recession throughout the fiscal year putting even further pressure on an already strained banking system. Ultimately, with strains once again too strong to ignore, the European Central Bank (“ECB”) late in the fiscal year stepped up once again declaring, “we will do what it takes to support the system”.

Throughout the fiscal year 2012, the U.S. economy continued its slow to moderate grow path, with numerous cries from various economic pundits that a recession was just around the corner. The U.S. Federal Reserve, already on the heels of two prior quantitative easing programs, announced late in the year that a third program, with a targeted unemployment rate, was what the economy needed. The monetary response, coupled with an extension of the payroll tax holiday, kept the consumer with adequate resources to continue their spending trend. Housing prices finally found a bid during the fiscal year as low interest rates and valuations more in line with history, created an excellent time to be a home buyer.

A new concern developed in fiscal 2012; a slowing global economy, led by concerns of growth in China, and its ultimate impact on the rest of the world. Moving toward the end of the fiscal year, numerous central banks around the world responded with even more aggressive accommodation, which looks to have slowed the pace of deceleration of worldwide growth, and in fact signs are accumulating that a turn in global growth may be at hand.

A common theme prevalent around the world during the fiscal year has been the response by numerous central banks and the more accommodative stance to help slowing economies and stressed banking systems. This liquidity has found its way into financial markets promoting better financial conditions and thus lower risk premiums for many risk assets. For now many solvency and liquidity issues that had cropped up around the world have calmed.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Index 75 VP, Initial Class returned 11.79%. By comparison, its primary and secondary benchmarks, the Morgan Stanley Capital International US Broad Market Index (“MSCI US Broad Market”) and the Transamerica Index 75 VP Blended Benchmark Index (“blended benchmark”), returned 16.44% and 13.81%, respectively.

The blended benchmark is comprised of the MSCI US Broad Market (52%), the Barclays U.S. Aggregate Bond Index (25%), and the Financial Times Stock Exchange All-World ex U.S. Index (23%).

STRATEGY REVIEW

The portfolio seeks over a complete business cycle, to track its custom benchmark minus the expense ratio providing investors with a low-cost, moderate-risk index based strategy. Since May 2011 and until December 10, 2012, this portfolio has been subject to a set of guidelines (“Implied Volatility Guidelines”). The impact of the Implied Volatility Guidelines on the portfolio has been to depress equity levels on average below the target levels of equity. In a year where equities have outperformed fixed income by around 10%, this resulted in underperformance at a total returns level.

In 2012, the portfolio underperformed the custom benchmark. The portfolio was underweight in equities due to the operation of the Implied Volatility Guidelines in the first, second and third quarters of 2012. In each of those quarters, the portfolio underperformed the custom benchmark. The only quarter in which the portfolio was neutral weighted towards equities was in the fourth quarter, at which time it did marginally outperform the custom benchmark.

Changes to the Implied Volatility Guidelines were implemented on December 10, 2012. We feel that on a risk-adjusted basis, the operation of new Implied Volatility Guidelines will be a benefit to the portfolio.

Sridip Mukhopadhyaya, CFA

David Halfpap, CFA

Frank Rybinski, CFA

Jeffrey Whitehead, CFA

Co-Portfolio Managers

AEGON USA Investment Management, LLC

Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	11.79%	2.73%	05/01/2008
MSCI US Broad Market *	16.44	3.19
Transamerica Index 75 VP Blended Benchmark *	13.81	3.25
Service Class	11.55%	2.44%	05/01/2008

NOTES

* The Transamerica Index 75 VP Blended Benchmark is composed of the following benchmarks: Morgan Stanley Capital International US Broad Market Index (“MSCI US Broad Market”) 52%, Barclays U.S. Aggregate Bond Index 25%, and Financial Times Stock Exchange All World ex US Index 23%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Index 75 VP
Initial Class	$1,000.00	$1,067.80	$1.77	$1,023.43	$1.73	0.34%
Service Class	1,000.00	1,067.30	3.07	1,022.17	3.00	0.59

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Capital Markets	65.8%
Securities Lending Collateral	12.2
Emerging Market - Equity	8.0
Growth - Large Cap	7.8
Region Fund - European	6.4
Value - Large Cap	6.0
Region Fund - Asian Pacific	4.1
Growth - Small Cap	1.5
Repurchase Agreement	1.1
Other Assets and Liabilities - Net	(12.9)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

INVESTMENT COMPANIES - 99.6%
Capital Markets - 65.8%
Vanguard Extended Market ETF ^	619,983	$37,509
Vanguard Intermediate-Term Bond ETF ^	564,996	49,861
Vanguard Long-Term Bond ETF ^	85,264	8,004
Vanguard Mortgage-Backed Securities ETF	121,530	6,349
Vanguard MSCI EAFE ETF ^	1,695,137	59,720
Vanguard S&P 500 ETF ^	2,161,914	141,043
Vanguard Short-Term Bond ETF ^	591,850	47,934
Vanguard Total Bond Market ETF	1,927,784	161,992
Vanguard Total Stock Market ETF ^	3,276,965	240,168
Emerging Market - Equity - 8.0%
Vanguard MSCI Emerging Markets ETF	2,034,677	90,604
Growth - Large Cap - 7.8%
Vanguard Growth ETF ^	986,459	70,246
Vanguard Large-Capital ETF ^	293,598	19,131
Growth - Small Cap - 1.5%
Vanguard Small-Capital ETF ^	214,540	17,356
Region Fund - Asian Pacific - 4.1%
Vanguard MSCI Pacific ETF ^	873,380	46,630
Region Fund - European - 6.4%
Vanguard MSCI European ETF	1,506,850	73,595
Value - Large Cap - 6.0%
Vanguard Value ETF ^	1,174,226	69,044

Total Investment Companies (cost $1,087,268)		1,139,186

	Shares	Value (000’s)

SECURITIES LENDING COLLATERAL - 12.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	140,042,388	$140,042
Total Securities Lending Collateral (cost $140,042)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $12,810 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $13,070.	$12,810	12,810
Total Repurchase Agreement (cost $12,810)

Total Investment Securities (cost $1,240,120)		1,292,038
Other Assets and Liabilities - Net		(147,136)

Net Assets		$1,144,902

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $137,177.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $1,254,115. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $39,497 and $1,574, respectively. Net unrealized appreciation for tax purposes is $37,923.

DEFINITION:

ETF	Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$1,139,186	$—	$—	$1,139,186
Repurchase Agreement	—	12,810	—	12,810
Securities Lending Collateral	140,042	—	—	140,042
Total	$1,279,228	$12,810	$—	$1,292,038

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $1,227,310) (including securities loaned of $137,177)	$1,279,228
Repurchase agreement, at value (cost: $12,810)	12,810
Cash	1,570
Receivables:
Investment securities sold	24,650
Shares sold	888
Securities lending income (net)	59
Interest	–	(A)
Dividends	–	(A)
Prepaid expenses	5

	1,319,210

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	33,621
Shares redeemed	61
Management and advisory fees	271
Distribution and service fees	236
Transfer agent fees	1
Administration fees	24
Trustees fees	1
Audit and tax fees	12
Printing and shareholder reports fees	10
Other	29
Collateral for securities on loan	140,042

	174,308

Net assets	$1,144,902

Net assets consist of:
Capital stock ($.01 par value)	$1,196
Additional paid-in capital	1,050,200
Undistributed net investment income	21,256
Undistributed net realized gain from investments in investment companies	20,332
Net unrealized appreciation on investments in investment companies	51,918

Net assets	$1,144,902

Net assets by class:
Initial Class	$4,165
Service Class	1,140,737
Shares outstanding:
Initial Class	431
Service Class	119,120
Net asset value and offering price per share:
Initial Class	$9.67
Service Class	9.58

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$26,317
Interest income	1
Securities lending income (net)	794

Total investment income	27,112

Expenses:
Management and advisory	2,859
Distribution and service:
Service Class	2,487
Printing and shareholder reports	70
Custody	54
Administration	234
Legal	56
Audit and tax	13
Trustees	33
Transfer agent	7
Other	33

Total expenses	5,846

Net investment income	21,266

Net realized gain (loss) from:
Investments in investment companies	23,626
Distributions from investments in investment companies	1,408

25,034

Net change in unrealized appreciation (depreciation) on:
Investments in investment companies	59,364

Net realized and change in unrealized gain on investments in investment companies	84,398

Net increase in net assets resulting from operations	$105,664

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$21,266	$16,431
Net realized gain from investments and distributions from investments in investment companies	25,034	86,143
Net change in unrealized appreciation (depreciation) on investments in investment companies	59,364	(115,801)

Net increase (decrease) in net assets resulting from operations	105,664	(13,227)

Distributions to shareholders:
From net investment income:
Initial Class	(96)	(33)
Service Class	(16,335)	(12,194)

	(16,431)	(12,227)

From net realized gains:
Initial Class	(437)	(21)
Service Class	(83,323)	(8,823)

	(83,760)	(8,844)

Total distributions to shareholders	(100,191)	(21,071)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,655	2,156
Service Class	242,883	209,582

	247,538	211,738

Dividends and distributions reinvested:
Initial Class	533	54
Service Class	99,658	21,017

	100,191	21,071

Cost of shares redeemed:
Initial Class	(2,930)	(2,700)
Service Class	(57,313)	(52,490)

	(60,243)	(55,190)

Net increase in net assets resulting from capital shares transactions	287,486	177,619

Net increase in net assets	292,959	143,321

Net assets:
Beginning of year	851,943	708,622

End of year	$1,144,902	$851,943

Undistributed net investment income	$21,256	$16,421

Share activity:
Shares issued:
Initial Class	464	210
Service Class	24,897	21,025

	25,361	21,235

Shares issued-reinvested from dividends and distributions:
Initial Class	58	6
Service Class	10,821	2,282

	10,879	2,288

Shares redeemed:
Initial Class	(301)	(276)
Service Class	(5,883)	(5,430)

	(6,184)	(5,706)

Net increase (decrease) in shares outstanding:
Initial Class	221	(60)
Service Class	29,835	17,877

	30,056	17,817

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,					May 1 to Dec 31,
	2012	2011	2010	2009		2008(A)
Net asset value
Beginning of year	$9.60	$9.96	$9.01	$7.31		$10.00
Investment operations
Net investment income(B),(C)	0.22	0.20	0.28	0.16		0.33
Net realized and unrealized gain (loss)	0.87	(0.29)	0.87	1.57		(3.02)

Total operations	1.09	(0.09)	1.15	1.73		(2.69)

Distributions
From net investment income	(0.18)	(0.16)	(0.11)	(0.03)		–
From net realized gains	(0.84)	(0.11)	(0.09)	–	(D)	–

Total distributions	(1.02)	(0.27)	(0.20)	(0.03)		–

Net asset value
End of year	$9.67	$9.60	$9.96	$9.01		$7.31

Total return(E)	11.79%	(0.86)%	13.15%	23.68%		(26.90)	%(F)

Net assets end of year (000’s)	$4,165	$2,017	$2,686	$1,016		$2
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture	0.34%	0.34%	0.34%	0.37%		0.37	%(H)
Before reimbursement/recapture	0.34%	0.34%	0.34%	0.35%		0.67	%(H)
Net investment income to average net assets(C)	2.24%	1.94%	2.99%	2.17%		6.63	%(H)
Portfolio turnover rate(I)	76%	79%	7%	24%		11	%(F)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,					May 1 to Dec 31,
	2012	2011	2010	2009		2008(A)
Net asset value
Beginning of year	$9.52	$9.89	$8.95	$7.29		$10.00
Investment operations
Net investment income(B),(C)	0.21	0.20	0.20	0.23		0.38
Net realized and unrealized gain (loss)	0.85	(0.32)	0.93	1.46		(3.09)

Total operations	1.06	(0.12)	1.13	1.69		(2.71)

Distributions
From net investment income	(0.16)	(0.15)	(0.10)	(0.03)		–
From net realized gains	(0.84)	(0.10)	(0.09)	–	(D)	–

Total distributions	(1.00)	(0.25)	(0.19)	(0.03)		–

Net asset value
End of year	$9.58	$9.52	$9.89	$8.95		$7.29

Total return(E)	11.55%	(1.13)%	13.00%	23.18%		(27.10)	%(F)

Net assets end of year (000’s)	$1,140,737	$849,926	$705,936	$431,394		$57
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture	0.59%	0.59%	0.59%	0.62%		0.62	%(H)
Before reimbursement/recapture	0.59%	0.59%	0.59%	0.60%		0.92	%(H)
Net investment income to average net assets(C)	2.13%	2.02%	2.25%	2.75%		7.71	%(H)
Portfolio turnover rate(I)	76%	79%	7%	24%		11	%(F)

(A)	Commenced operations on May 1, 2008.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Index 75 VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies:  Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.37% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$971,013
U.S. Government	–

Proceeds from maturities and sales of securities:
Long-term	762,783
U.S. Government	–

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	t

Undistributed (accumulated) net realized gain (loss) from investment securities	(t)

t Amount rounds to less than $1.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$19,650

Long-term Capital Gain	80,541

2011 Distributions paid from:

Ordinary Income	13,145

Long-term Capital Gain	7,926

Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$28,913

Undistributed Long-term Capital Gain	26,679

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	37,923

Other Temporary Differences	(9)

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

The Board of Trustees has approved a name change for Transamerica Index 75 VP to Transamerica Vanguard ETF Portfolio – Growth VP effective on or about May 1, 2013.

The Board of Trustees has approved reorganizations pursuant to which the Transamerica Efficient Markets VP assets would be acquired, and its liabilities would be assumed, by Transamerica Vanguard ETF Portfolio – Growth VP (formerly known as Transamerica Index 75 VP), in exchange for shares of Transamerica Vanguard ETF Portfolio – Growth VP. The Transamerica Efficient Markets VP would then be liquidated, and shares of Transamerica Vanguard ETF Portfolio – Growth VP would be distributed to Transamerica Efficient Markets VP shareholders. Under the reorganization, Transamerica Efficient Markets VP shareholders would receive shares of Transamerica Vanguard ETF Portfolio – Growth VP with the same aggregate net asset value as its shares of the Transamerica Efficient Markets VP. The reorganization does not require shareholder approval. The reorganization is expected to occur during the second quarter of 2013.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Index 75 VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Index 75 VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Index 75 VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
93,783,156.1969	1,906,140.0625	4,041,485.5386
Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
92,779,956.7239	2,329,371.7545	4,621,453.3196

Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
92,876,938.9768	2,000,937.3009	4,852,905.5203

Proposal III.C — Concentration

Affirmative	Against	Abstain
92,454,034.5318	1,962,526.0989	5,314,221.1673

Proposal III.D — Diversification

Affirmative	Against	Abstain
93,726,346.5887	1,618,324.6386	4,386,110.5707

Transamerica Series Trust		Annual Report 2012

Transamerica Index 75 VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $80,541 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 100 VP

(unaudited)

MARKET ENVIRONMENT

The year ending December 31, 2012, has behaved much like it began the year; numerous issues continuing to weigh on investors’ minds both domestically and abroad. Despite these concerns, risk assets continued to do well for the year with credit spreads tightening across all fixed income classes, U.S. Treasury rates continuing their downward trend, and equity prices moderately higher.

Early in the fiscal year, the European sovereign and banking crisis was the primary concern. Despite the crisis being nearly a year-and-a-half old, policymakers continued to wrestle with an appropriate response. Finally, with significant pressure from the markets, policymakers introduced new facilities to relieve pressure on the financial system; tough fiscal austerity measures were to continue in exchange for more robust bank funding facilities. Unfortunately, this did nothing more than “kick the can down the road” without addressing the real issues of the Monetary Union. Europe’s economy continued to slip deeper into recession throughout the fiscal year putting even further pressure on an already strained banking system. Ultimately, with strains once again too strong to ignore, the European Central Bank (“ECB”) late in the fiscal year stepped up once again declaring, “we will do what it takes to support the system”.

Throughout the fiscal year 2012, the US economy continued its slow to moderate grow path, with numerous cries from various economic pundits that a recession was just around the corner. The U.S. Federal Reserve, already on the heels of two prior quantitative easing programs, announced late in the year that a third program, with a targeted unemployment rate, was what the economy needed. The monetary response, coupled with an extension of the payroll tax holiday, kept the consumer with adequate resources to continue their spending trend. Housing prices finally found a bid during the fiscal year as low interest rates and valuations more in line with history, created an excellent time to be a home buyer.

A new concern developed in fiscal 2012; a slowing global economy, led by concerns of growth in China, and its ultimate impact on the rest of the world. Moving toward the end of the fiscal year, numerous central banks around the world responded with even more aggressive accommodation, which looks to have slowed the pace of deceleration of worldwide growth, and in fact signs are accumulating that a turn in global growth may be at hand.

A common theme prevalent around the world during the fiscal year has been the response by numerous central banks and the more accommodative stance to help slowing economies and stressed banking systems. This liquidity has found its way into financial markets promoting better financial conditions and thus lower risk premiums for many risk assets. For now many solvency and liquidity issues that had cropped up around the world have calmed.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Index 100 VP, Initial Class returned 16.75%. By comparison, its primary and secondary benchmarks, the Morgan Stanley Capital International U.S. Broad Market Index (“MSCI US Broad Market”) and the Transamerica Index 100 VP Blended Benchmark Index (“blended benchmark”), returned 16.44% and 16.86%, respectively.

The blended benchmark is comprised of the MSCI US Broad Market (75%) and the Financial Times Stock Index Exchange All-World ex U.S. Index (25%).

STRATEGY REVIEW

The portfolio seeks to track its custom benchmark minus the expense ratio providing investors with a low-cost, moderate to high growth index based strategy. In 2012, the portfolio achieved that objective.

Sridip Mukhopadhyaya, CFA

Jeffrey Whitehead, CFA

David Halfpap, CFA

Frank Rybinski, CFA

Co-Portfolio Manager

AEGON USA Investment Management, LLC

Transamerica Series Trust		Annual Report 2012

Transamerica Index 100 VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	16.75%	9.41%	11/19/2009
MSCI US Broad Market *	16.44	11.89
Transamerica Index 100 VP Blended Benchmark *	16.86	10.12
Service Class	16.57%	9.18%	11/19/2009

NOTES

* The Transamerica Index 100 VP Blended Benchmark is composed of the following benchmarks: Morgan Stanley Capital International US Broad Market Index (“MSCI US Broad Market”) 75%, and Financial Times Stock Exchange All World ex US Index 25%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 100 VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Portfolio Name	Account Value	Value	During Period(B)	Value	During Period(B)	Expense Ratio(C)
Transamerica Index 100 VP
Initial Class	$1,000.00	$1,083.50	$2.09	$1,023.13	$2.03	0.40%
Service Class	1,000.00	1,081.50	3.40	1,021.87	3.30	0.65

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Capital Markets	51.9%
Growth - Large Cap	13.4
Value - Large Cap	10.7
Emerging Market - Equity	8.7
Region Fund - European	7.3
Region Fund - Asian Pacific	4.5
Securities Lending Collateral	4.4
Growth - Small Cap	2.6
Repurchase Agreement	1.3
Other Assets and Liabilities - Net	(4.8)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Index 100 VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
INVESTMENT COMPANIES - 99.1%
Capital Markets - 51.9%
Vanguard Extended Market ETF	62,553	$3,784
Vanguard MSCI EAFE ETF	132,598	4,671
Vanguard S&P 500 ETF ^	223,698	14,594
Vanguard Total Stock Market ETF	286,956	21,031
Emerging Market - Equity - 8.7%
Vanguard MSCI Emerging Markets ETF	165,493	7,369
Growth - Large Cap - 13.4%
Vanguard Growth ETF	129,556	9,226
Vanguard Large-Capital ETF	33,871	2,207
Growth - Small Cap - 2.6%
Vanguard Small-Capital ETF	27,803	2,249
Region Fund - Asian Pacific - 4.5%
Vanguard MSCI Pacific ETF	72,369	3,864
Region Fund - European - 7.3%
Vanguard MSCI European ETF	126,695	6,188
Value - Large Cap - 10.7%
Vanguard Value ETF	155,113	9,121

Total Investment Companies (cost $78,959)		84,304

SECURITIES LENDING COLLATERAL - 4.4%
State Street Navigator Securities Lending
Trust - Prime Portfolio, 0.26% ▲	3,731,914	3,732
Total Securities Lending Collateral (cost $3,732)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $1,137 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 2.00%, due 11/01/2027, and with a value of $1,162.	$1,137	$1,137
Total Repurchase Agreement (cost $1,137)

Total Investment Securities (cost $83,828)		89,173
Other Assets and Liabilities - Net		(4,117)

Net Assets		$85,056

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $3,658.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $84,658. Aggregate net unrealized appreciation for all securities in which there is an excess of value over tax cost was $4,515.

DEFINITION:

ETF	Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$84,304	$—	$—	$84,304
Repurchase Agreement	—	1,137	—	1,137
Securities Lending Collateral	3,732	—	—	3,732
Total	$88,036	$1,137	$—	$89,173

Э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Index 100 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $82,691)	$88,036
(including securities loaned of $3,658)
Repurchase agreement, at value (cost: $1,137)	1,137
Receivables:
Investment securities sold	167
Shares sold	249
Securities lending income (net)	3
Interest	– (A)

89,592

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	742
Shares redeemed	7
Management and advisory fees	19
Distribution and service fees	17
Transfer agent fees	– (A)
Administration fees	2
Trustees fees	– (A)
Audit and tax fees	12
Printing and shareholder reports fees	1
Other	4
Collateral for securities on loan	3,732

4,536

Net assets	$85,056

Net assets consist of:
Capital stock ($.01 par value)	$67

Additional paid-in capital	78,176

Undistributed net investment income	1,342

Undistributed net realized gain from investments in investment companies	126

Net unrealized appreciation on investments in investment companies	5,345

Net assets	$85,056

Net assets by class:
Initial Class	$11
Service Class	85,045
Shares outstanding:
Initial Class	1
Service Class	6,695
Net asset value and offering price per share:
Initial Class	$12.76
Service Class	12.70

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$1,712
Interest income	– (A)
Securities lending income (net)	53

Total investment income	1,765

Expenses:
Management and advisory	206
Distribution and service:
Service Class	163
Printing and shareholder reports	1
Custody	22
Administration	15
Legal	4
Audit and tax	12
Trustees	2
Transfer agent	– (A)
Other	2

Total expenses	427

Less waiver/reimbursement	(4)

Net expenses	423

Net investment income	1,342

Net realized gain (loss) from:
Investments in investment companies	502

Net change in unrealized appreciation (depreciation) on:
Investments in investment companies	7,410

Net realized and change in unrealized gain on investments in investment companies	7,912

Net increase in net assets resulting from operations	$9,254

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 100 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$1,342	$719
Net realized gain from investments in investment companies	502	719
Net change in unrealized appreciation (depreciation) on investments in investment companies	7,410	(3,995)

Net increase (decrease) in net assets resulting from operations	9,254	(2,557)

Distributions to shareholders:
From net investment income:
Initial Class	— (A)	(2)
Service Class	(719)	(293)

	(719)	(295)

From net realized gains:
Initial Class	— (A)	— (A)
Service Class	(1,048)	(16)

	(1,048)	(16)

Total distributions to shareholders	(1,767)	(311)

Capital share transactions:
Proceeds from shares sold:
Service Class	44,957	41,413

Dividends and distributions reinvested:
Initial Class	— (A)	2
Service Class	1,767	309

	1,767	311

Cost of shares redeemed:
Initial Class	(302)	—
Service Class	(15,477)	(15,645)

	(15,779)	(15,645)

Net increase in net assets resulting from capital shares transactions	30,945	26,079

Net increase in net assets	38,432	23,211

Net assets:
Beginning of year	46,624	23,413

End of year	$85,056	$46,624

Undistributed net investment income	$1,342	$719

Share activity:
Shares issued:
Service Class	3,685	3,524

Shares issued-reinvested from dividends and distributions:
Initial Class	— (B)	— (B)
Service Class	145	29

	145	29

Shares redeemed:
Initial Class	(24)	—
Service Class	(1,279)	(1,379)

	(1,303)	(1,379)

Net increase (decrease) in shares outstanding:
Initial Class	(24)	—
Service Class	2,551	2,174

	2,527	2,174

(A)	Rounds to less than $1 or $(1).
(B)	Rounds to less than 1 share.

The notes to the financial statements are an integral part of this report.		Annual Report 2012
Transamerica Series Trust	Page 6

Transamerica Index 100 VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,			Nov 19 to Dec 31, 2009(A)
	2012	2011	2010
Net asset value
Beginning of year	$11.23	$11.76	$10.26	$10.00
Investment operations
Net investment income(B),(C)	0.10	0.21	0.20	0.10
Net realized and unrealized gain (loss)	1.76	(0.65)	1.31	0.16

Total operations	1.86	(0.44)	1.51	0.26

Distributions
From net investment income	(0.14)	(0.09)	(0.01)	—
From net realized gains	(0.19)	— (D)	— (D)	—

Total distributions	(0.33)	(0.09)	(0.01)	—

Net asset value
End of year	$12.76	$11.23	$11.76	$10.26

Total return(E)	16.75%	(3.68)%	14.70%	2.60%(F)

Net assets end of year (000’s)	$11	$283	$294	$257
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.40%	0.40%	0.40%	0.40%(H)
Before reimbursement/fee waiver	0.41%	0.44%	0.62%	61.05%(H)
Net investment income to average net assets(C)	0.80%	1.81%	1.94%	8.52%(H)
Portfolio turnover rate(I)	19%	73%	13%	7%(F)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,			Nov 19 to Dec 31, 2009(A)
	2012	2011	2010
Net asset value
Beginning of year	$11.18	$11.73	$10.26	$10.00
Investment operations
Net investment income(B),(C)	0.25	0.22	0.34	0.14
Net realized and unrealized gain (loss)	1.59	(0.68)	1.14	0.12

Total operations	1.84	(0.46)	1.48	0.26

Distributions
From net investment income	(0.13)	(0.08)	(0.01)	—
From net realized gains	(0.19)	(0.01)	— (D)	—

Total distributions	(0.32)	(0.09)	(0.01)	—

Net asset value
End of year	$12.70	$11.18	$11.73	$10.26

Total return(E)	16.57%	(3.92)%	14.41%	2.60%(F)

Net assets end of year (000’s)	$85,045	$46,341	$23,119	$640
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.65%	0.65%	0.65%	0.65%(H)
Before reimbursement/fee waiver	0.66%	0.69%	0.87%	61.30%(H)
Net investment income to average net assets(C)	2.06%	1.87%	3.16%	12.07%(H)
Portfolio turnover rate(I)	19%	73%	13%	7%(F)

(A)	Commenced operations on November 19, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.		Annual Report 2012
Transamerica Series Trust	Page 7

Transamerica Index 100 VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Index 100 VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 100 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 100 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

At the commencement of operations, TAM invested in the Portfolio. As of December 31, 2012, TAM had remaining investments in the Portfolio as follows:

	Market Value	% of Portfolio’s Net Assets
Initial Class	$11	0.01%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.40% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount reimbursed/waived by TAM was $4.

The following amounts were available for recapture by TAM as of December 31, 2012:

Amount Available	Year Reimbursed	Available Through
$16	2011	12/31/2013
4	2012	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust		Annual Report 2012

Transamerica Index 100 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$42,427
U.S. Government	–

Proceeds from maturities and sales of securities:
Long-term	12,409
U.S. Government	–

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 – 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$1,326

Long-term Capital Gain	441

2011 Distributions paid from:

Ordinary Income	311

Long-term Capital Gain	t

t Amount rounds to less than $1.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 100 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$ 1,668

Undistributed Long-term Capital Gain	630

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	4,515

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

The Board of Trustees has approved a name change for Transamerica Index 100 VP to Transamerica Vanguard ETF Portfolio – Aggressive Growth VP effective on or about May 1, 2013.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Index 100 VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Index 100 VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Index 100 VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Index 100 VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Index 100 VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
4,593,012.8529	528,569.0727	233,189.6924

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
4,821,537.1760	278,523.4835	254,710.9585

Transamerica Series Trust		Annual Report 2012

Transamerica Index 100 VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
4,867,494.5930	232,566.0665	254,710.9585

Proposal III.C — Concentration

Affirmative	Against	Abstain
4,860,042.7752	278,523.4835	216,205.3593

Proposal III.D — Diversification

Affirmative	Against	Abstain
4,910,250.3355	213,841.6132	230,679.6693

Transamerica Series Trust		Annual Report 2012

Transamerica Index 100 VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $441 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica International Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The financial markets in 2012 were buffeted by political drama, but in the end they finished with respectable gains. The U.S. stock market set a strong pace for global markets, with the Standard and Poor’s 500® Index (“S&P 500®”) up 16.00% for the year. International stocks generally did a bit better with the Morgan Stanley Capital International-Europe, Australia, and Far East Index (“MSCI-EAFE”), returning 17.90% over that stretch. Meanwhile, emerging markets stocks led the way, with the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EM”) gaining 18.22%. It would have done even better if not held back by lackluster performance from China.

The first quarter of 2012 was focused on the eurozone predicament. The long-awaited Greek debt restructuring finally happened, and as with most things that are long-anticipated, nothing really happened in the markets when the event actually occurred. However, the quarter was generally bullish for stocks: the S&P 500® index gained more than 12.59% and the MSCI-EAFE index gained 10.98%. The biggest credit for the rally should probably go to the European Central Bank (“ECB”), which in late 2011 made 3-year loans available to European banks to help ease the strains on their balance sheets, which helped boost confidence that the eurozone would survive intact.

The middle of the year also was influenced by foreign events. Greece held its second election in a matter of months, and managed to elect a centrist party that kept it on the path of necessary but painful austerity. Over the quarter, the market’s attention shifted to Spain, whose banks were jeopardized by bad loans, which in turn threatened the nation’s solvency. Through the second quarter the U.S. economy continued to slog along with a 1.5% growth rate, down from 2% in the first quarter, which along with other weakening economic data, led us to raise our estimate of the probability of a recession. The generally weaker economic data and continued European stress pressured global stock markets. During the 2nd quarter, the S&P 500® fell by (2.75)%, and the troubled foreign markets were hit substantially harder, with the MSCI-EAFE index falling (6.85)%, and MSCI-EM index falling (8.89)%.

Central bankers rode to the rescue of global equity markets during the third quarter. In July, Mario Draghi, the leader of the ECB, declared that the ECB would fulfill its lender of last resort function and do “whatever it takes” to protect the eurozone from disintegration. Not long after that, he brought that promise to life by announcing a policy to buy “unlimited” amounts of short-term debt from troubled eurozone countries. In September, the U.S. Federal Reserve (“the Fed”) jumped on the unlimited bandwagon, and promised to keep buying billions of mortgage bonds until the unemployment rate fell to 6.5%. This was the first time that the Fed officials had explicitly tied future monetary policy actions to economic targets. This unprecedented and unlimited support by two of the world’s largest central banks pushed the stock markets to the peak for the year in mid-October.

Political activity in the U.S. dominated headlines through the fourth quarter, starting with the reelection of President Obama on November 7th. This precipitated a quick decline, as markets feared political gridlock in resolving the fiscal challenges facing the U.S. economy, and led the S&P 500® to fall (5.09)% in the six trading days after the election. The markets rebounded later in the month and closed the year well, as the nation’s political leadership stumbled toward a partial resolution of the fiscal policy challenges facing the country.

The bond market was characterized by strong returns to credit-sensitive bonds, such as high-yield, and emerging-markets bonds, which performed as well as or better than broad equity indices for the year. The Barclays U.S. Corporate High Yield Index rose 15.81% for the year; and the Barclays Emerging Markets Bond Index rose 17.91%. In contrast, interest rate-sensitive bonds had only modest gains, with the Barclays U.S. Treasury Bond Index up just 1.99%.

PERFORMANCE

For the year ended December 31, 2012, Transamerica International Moderate Growth VP, Initial Class returned 12.81%. By comparison, its primary and secondary benchmarks, the Morgan Stanley Capital International World ex-U.S. Index and the Barclays U.S. Aggregate Bond Index, returned 17.02% and 4.22%, respectively.

STRATEGY REVIEW

Transamerica Asset Management took over management of this portfolio from Morningstar Investment Management in April 2012, with the new management team consisting of Todd Porter and Maciej Kowara, both of whom were former managers of this portfolio, when they were previously employed by Morningstar Investment Management and its predecessor Morningstar Associates.

This portfolio is designed to provide a mix of approximately 65% foreign developed market equity, 5% emerging markets, and 30% domestic fixed-income securities under normal conditions. However, under volatility-control guidelines keyed to the Deutsche Bank equity volatility-U.S. 6-month index, the portfolio’s overall equity weight can range from 50% (when market volatility is unusually high) to 86% (when volatility is extremely low). The equity side of the portfolio is meant to cover both foreign developed and emerging markets distributed across the range of investment styles. The fixed-income portion covers Treasuries, inflation-protected securities, corporates, mortgages, high-yield, and emerging markets bonds. The goal is to provide investors one-stop participation in the broad international financial markets, using high-quality active portfolio managers. We monitor the underlying managers for performance, portfolio, and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect changes in our views regarding managers’ skill. While this blueprint forms a well-diversified backbone for our portfolios, we also over- and underweight asset classes relative to the long-term targets in response to shorter-term market conditions. Generally those adjustments are intended to help control downside risk within the portfolios. We would rather err in the direction of not making as much in an up market, rather than subject investors to larger than normal losses in a down market.

Transamerica Series Trust		Annual Report 2012

Transamerica International Moderate Growth VP

(unaudited)

STRATEGY REVIEW (continued)

Such underperformance in up markets was the most significant error in managing the portfolios in 2012. While the portfolio performed adequately in absolute terms in 2012, returning 12.81% for the year, it lagged its peers. The biggest negative factor in the portfolio’s relative performance was an underweight position in stocks that was maintained for most of the year.

At the beginning of the year, the volatility-control related adjustments to the portfolio’s equity weightings resulted in lower equity weightings through March. Starting in the second quarter, we increased the amount of the underweight due to our concern about the variety of fiscal policy challenges facing the U.S. and European countries, as well as the evidence of a weakening U.S. economy. This initially helped relative performance through May, as the markets were generally weak in the second quarter. However, as central bank policies started to support the markets, this underweight began to negatively affect performance. In the middle of September, we started slowly adding back to our equity weighting, primarily by directing 100% of the inflow into stock managers, and in December we made significant reallocations to our stock managers, more dramatically increasing our equity weighting.

There were several underlying funds that performed well for us over the year, offsetting some of the shortfall from being underweight equity. One of the best was Transamerica International Equity. Another big winner was Transamerica International Equity Opportunities.

Todd Porter, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Transamerica Asset Management

Transamerica Series Trust		Annual Report 2012

Transamerica International Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	12.81%	(0.88)%	1.22%	05/01/2006
MSCI World ex-U.S.*	17.02	(2.93)	0.93
Barclays U.S. Aggregate Bond *	4.22	5.95	6.34
Service Class	12.48	(1.14)%	0.97%	05/01/2006

NOTES

* The Morgan Stanley Capital International World ex-U.S. Index (“MSCI World ex-U.S.”) and the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on life of the class. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica International Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the porfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the porfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your porfolio versus other porfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other porfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different porfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica International Moderate Growth VP
Initial Class	$1,000.00	$1,084.80	$0.84	$1,024.33	$0.81	0.16%
Service Class	1,000.00	1,083.90	2.15	1,023.08	2.08	0.41

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Global/International Equity	61.8%
Fixed Income	31.0
Tactical and Specialty	4.3
Inflation-Protected Securities	2.9
Other Assets and Liabilities - Net	(0.0	)(A)

Total	100.0%

(A)	Amount rounds to less than (0.1)%.

Transamerica Series Trust		Annual Report 2012

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0%
Fixed Income - 31.0%
Transamerica AEGON U.S. Government Securities VP Җ	2,999,883	$39,688
Transamerica Core Bond Л	1,994,570	21,382
Transamerica Emerging Markets Debt Л	744,499	8,614
Transamerica Money Market Л	16,030,390	16,030
Transamerica PIMCO Total Return VP Җ	1,305,629	15,772
Transamerica Short-Term Bond Л	5,439,745	55,921
Global/International Equity - 61.8%
Transamerica Clarion Global Real Estate Securities VP Җ	1,774,057	21,147
Transamerica Developing Markets Equity Л	512,896	5,785
Transamerica Income & Growth Л	498,975	4,970
Transamerica International Л	5,812,407	54,172
Transamerica International Equity Л	4,158,047	62,828
Transamerica International Equity Opportunities Л	8,892,161	66,868
Transamerica International Small Cap Л	5,789,644	46,665
Transamerica International Value Opportunities Л	3,619,730	32,578
Transamerica Morgan Stanley Active International Allocation VP Җ	1,085,196	11,991
Transamerica Value Л	266,748	6,287
Inflation-Protected Securities - 2.9%
Transamerica Real Return TIPS Л	1,358,903	14,826
Tactical and Specialty - 4.3%
Transamerica Bond Л	2,044,949	21,840

Total Investment Companies (cost $501,525)		507,364
Other Assets and Liabilities - Net		(166)

Net Assets		$507,198

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

Л	The portfolio invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
Җ	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
Aggregate cost for federal income tax purposes is $508,078. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $7,549 and $8,263, respectively. Net unrealized depreciation for tax purposes is $714.

VALUATION SUMMARY (all amounts in thousands): '

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$507,364	$—	$—	$507,364

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $501,525)	$507,364
Receivables:
Shares sold	490
Dividends	43
Prepaid expenses	3

507,900

Liabilities:
Accounts payable and accrued liabilities:
Affiliated investment securities purchased	438
Shares redeemed	52
Management and advisory fees	42
Distribution and service fees	102
Transfer agent fees	–(A)
Administration fees	7
Trustees fees	1
Audit and tax fees	12
Printing and shareholder reports fees	35
Other	13

702

Net assets	$507,198

Net assets consist of:

Capital stock ($.01 par value)	$564

Additional paid-in capital	542,060

Undistributed net investment income	10,697

Accumulated net realized loss from investments in affiliated investment companies	(51,962)

Net unrealized appreciation on investments in affiliated investment companies	5,839

Net assets	$507,198

Net assets by class:
Initial Class	$18,619
Service Class	488,579
Shares outstanding:
Initial Class	2,057
Service Class	54,390
Net asset value and offering price per share:
Initial Class	$9.05
Service Class	8.98

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from affiliated investment companies	$12,595

Expenses:
Management and advisory	487
Distribution and service:
Service Class	1,171
Printing and shareholder reports	72
Custody	18
Administration	77
Legal	26
Audit and tax	13
Trustees	16
Transfer agent	3
Other	15

Total expenses	1,898

Net investment income	10,697

Net realized gain (loss) from:
Investments in affiliated investment companies	(9,095)
Distributions from investments in affiliated investment companies	4,970

(4,125)

Net change in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	50,486

Net realized and change in unrealized gain on investments in affiliated investment companies	46,361

Net increase in net assets resulting from operations	$57,058

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$10,697	$13,501
Net realized gain (loss) from investments and distributions from investments in affiliated investment companies	(4,125)	4,714
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	50,486	(57,314)

Net increase (decrease) in net assets resulting from operations	57,058	(39,099)

Distributions to shareholders:
From net investment income:
Initial Class	(564)	(433)
Service Class	(12,937)	(9,325)

Total distributions to shareholders	(13,501)	(9,758)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,717	3,830
Service Class	38,413	52,636

	40,130	56,466

Dividends and distributions reinvested:
Initial Class	564	433
Service Class	12,937	9,325

	13,501	9,758

Cost of shares redeemed:
Initial Class	(5,033)	(3,671)
Service Class	(49,590)	(58,769)

	(54,623)	(62,440)

Net increase (decrease) in net assets resulting from capital shares transactions	(992)	3,784

Net increase (decrease) in net assets	42,565	(45,073)

Net assets:
Beginning of year	464,633	509,706

End of year	$507,198	$464,633

Undistributed net investment income	$10,697	$13,501

Share activity:
Shares issued:
Initial Class	197	435
Service Class	4,421	5,815

	4,618	6,250

Shares issued-reinvested from dividend and distributions:
Initial Class	66	51
Service Class	1,516	1,110

	1,582	1,161

Shares redeemed:
Initial Class	(585)	(411)
Service Class	(5,731)	(6,668)

	(6,316)	(7,079)

Net increase (decrease) in shares outstanding:
Initial Class	(322)	75
Service Class	206	257

	(116)	332

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$8.27	$9.13	$8.50	$6.72	$11.12
Investment operations
Net investment income(A),(B)	0.20	0.25	0.20	0.25	0.26
Net realized and unrealized gain (loss)	0.84	(0.92)	0.66	1.73	(4.14)

Total operations	1.04	(0.67)	0.86	1.98	(3.88)

Distributions
From net investment income	(0.26)	(0.19)	(0.23)	(0.20)	(0.21)
From net realized gains	—	—	—	—	(0.31)

Total distributions	(0.26)	(0.19)	(0.23)	(0.20)	(0.52)

Net asset value
End of year	$9.05	$8.27	$9.13	$8.50	$6.72

Total return(C)	12.81%	(7.37)%	10.50%	29.69%	(36.12)%

Net assets end of year (000’s)	$18,619	$19,685	$21,033	$19,430	$15,195
Ratio and supplemental data
Expenses to average net assets(D)
After reimbursement/recapture	0.15%	0.14%	0.14%	0.14%	0.15%
Before reimbursement/recapture	0.15%	0.14%	0.14%	0.14%	0.15%
Net investment income to average net assets(B)	2.37%	2.94%	2.34%	3.43%	2.76%
Portfolio turnover rate(E)	47%	57%	20%	31%	19%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$8.21	$9.06	$8.44	$6.68	$11.08
Investment operations
Net investment income(A),(B)	0.19	0.24	0.18	0.25	0.28
Net realized and unrealized gain (loss)	0.82	(0.92)	0.66	1.70	(4.17)

Total operations	1.01	(0.68)	0.84	1.95	(3.89)

Distributions
From net investment income	(0.24)	(0.17)	(0.22)	(0.19)	(0.20)
From net realized gains	—	—	—	—	(0.31)

Total distributions	(0.24)	(0.17)	(0.22)	(0.19)	(0.51)

Net asset value
End of year	$8.98	$8.21	$9.06	$8.44	$6.68

Total return(C)	12.48%	(7.53)%	10.24%	29.33%	(36.32)%

Net assets end of year (000’s)	$488,579	$444,948	$488,673	$422,402	$255,872
Ratio and supplemental data
Expenses to average net assets(D)
After reimbursement/recapture	0.40%	0.39%	0.39%	0.39%	0.40%
Before reimbursement/recapture	0.40%	0.39%	0.39%	0.39%	0.40%
Net investment income to average net assets(B)	2.19%	2.64%	2.13%	3.40%	3.08%
Portfolio turnover rate(E)	47%	57%	20%	31%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the portfolio invests.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the underlying affiliated investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the underlying affiliated investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.		Annual Report 2012
Transamerica Series Trust

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Moderate Growth VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust		Annual Report 2012

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.10% of ANA

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.25% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.0175% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$232,638
U.S. Government	–

Proceeds from maturities and sales of securities:
Long-term	231,467
U.S. Government	–

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Transamerica Series Trust		Annual Report 2012

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$ 1,994	December 31, 2016

25,690	December 31, 2017

1,226	Short-Term Indefinitely

16,499	Long-Term Indefinitely

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$13,501

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	9,758

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$10,697

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(45,409)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	(714)

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica International Moderate Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica International Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica International Moderate Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica International Moderate Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica International Moderate Growth VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
52,719,906.6310	897,471.5659	2,134,317.6981

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
52,459,908.4351	953,642.3644	2,338,145.0955

Transamerica Series Trust		Annual Report 2012

Transamerica International Moderate Growth VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
52,418,333.1962	983,604.5573	2,349,758.1415

Proposal III.C — Concentration

Affirmative	Against	Abstain
52,343,682.6196	991,161.2288	2,416,852.0466

Proposal III.D — Diversification

Affirmative	Against	Abstain
52,539,771.6751	1,062,182.8107	2,149,741.4092

Transamerica Series Trust		Annual Report 2012

Transamerica International Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

(unaudited)

MARKET ENVIRONMENT

Equity and corporate credit markets rallied in 2012, supported by global central banks’ continued accommodative monetary policy, progress toward resolving Europe’s debt problems and signs of stability, if not improvement, in the global economy. A low-interest-rate environment continued to drive investors into equities and higher-yielding corporate credit; companies that offered significant stock dividend yields also outperformed in 2012.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Janus Balanced VP, Initial Class returned 12.75%. By comparison, its primary and secondary benchmarks, the Standard & Poor’s 500® Index (“S&P 500®”), the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”), and the Transamerica Janus Balanced VP Index, returned 16.00%, 4.22%, 10.72%, respectively.

STRATEGY REVIEW

The Transamerica Janus Balanced VP Index is composed of the following benchmarks: The S&P 500® 55% and Barclays U.S. Aggregate Bond 45%. The portfolio held a 55.2% weighting to equities at period end, while our fixed income weighting stood at 43.3%.

The equity sleeve’s outperformance relative to the S&P 500® during the period was driven by our overweight in consumer discretionary stocks and our stock selection and modest underweight in information technology, a sector that lagged S&P 500® as a whole. The financials and energy sectors were the biggest detractors from relative performance, largely due to stock selection and an underweight in certain names that performed well.

Individual equity contributors were led by Time Warner Cable, Inc. The cable company has benefited from lessening concern that its core business would be hurt by the growth of Internet-based competitors such as Netflix. It has continued to modestly increase its subscriber base while largely retaining its premium subscribers. Its high-speed data business also is growing. Finally, it has benefited from its high dividend, as investors trended toward higher-yielding stocks in 2012.

Individual equity detractors were led by energy exploration company Canadian Natural Resources, Ltd., which has continued to suffer outages at its Horizon oil sands facility. Its aggressive capital expenditure plans have worried investors who believe they are not getting sufficient return on the spending. We sold the position from the equity sleeve during the period.

Meanwhile, the fixed income sleeve outperformed the Barclays U.S. Aggregate Bond. Security selection and an overweight to corporate credit helped the sleeve outperform, as did security selection and an underweight to mortgage-backed securities (“MBS”). From a credit sector standpoint, top contributors to relative performance included non-captive diversified financial companies, brokerages and life insurers. Top sector detractors included metals and mining, property-casualty insurance and entertainment names.

American International Group, Inc. (“AIG”) was the top individual driver of outperformance. In December, once-embattled AIG finished repaying the U.S. government for the bailout it received at the height of the credit crisis, largely by selling non-core assets. We had long believed the market did not fully appreciate the progress that AIG was making, a thesis that played out as we had expected throughout 2012.

Individual detractors were led by our underweight allocation to Wells Fargo & Co., which performed relatively well during the period. Given the conservative nature of the retail banking model, Wells Fargo’s credit spreads are typically tighter than peers and provide less opportunity for spread tightening, which makes its credit less attractive on a relative basis in most situations.

In the fixed income sleeve, we continue to believe that the best total and risk-adjusted return opportunities remain in the corporate credit markets. However, the easy bull market for credit is over. Many investors have participated in the rally over the past three years, and current valuations make it difficult to find home-run opportunities. Also, the recent increase in shareholder-friendly activity, such as special dividends and dividend increases, tends to be bad for bondholders.

Derivatives were used solely for currency hedging purposes on non-US holdings during the period, the portfolio performance was not impacted by the derivative holdings.

Marc Pinto

Gibson Smith

Co-Portfolio Managers

Janus Capital Management LLC

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	12.75%	2.16%	07/01/2009
S&P 500®*	16.00%	15.64%
Barclays U.S. Aggregate Bond *	4.22%	6.44%
Transamerica Janus Balanced VP Index *	10.72%	11.75%
Service Class	12.50%	1.91%	07/01/2009

NOTES

* The Janus Balanced VP Index is composed of the following benchmarks: The Standard & Poor’s 500® Index (“S&P 500®”) 55% and Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) 45%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Portfolio Name	Account Value	Value	During Period(B)	Value	During Period(B)	Expense Ratio

Transamerica Janus Balanced VP
Initial Class	$1,000.00	$1,059.40	$4.30	$1,020.96	$4.22	0.83%
Service Class	1,000.00	1,057.80	5.59	1,019.71	5.48	1.08

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Common Stocks	54.6%
Corporate Debt Securities	26.7
Securities Lending Collateral	10.4
U.S. Government Obligations	8.1
U.S. Government Agency Obligations	7.5
Repurchase Agreement	2.5
Mortgage-Backed Securities	0.5
Preferred Stocks	0.3
Asset-Backed Securities	0.1
Other Assets and Liabilities - Net(A)	(10.7)

Total	100.0%

(A)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, and Cash Collateral.

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 8.1%
U.S. Treasury Bond
2.75%, 08/15/2042 - 11/15/2042	$521	$503
3.00%, 05/15/2042	20	20
U.S. Treasury Note
0.25%, 03/31/2014 - 07/15/2015	2,975	2,974
0.38%, 03/15/2015	1,341	1,345
0.75%, 06/30/2017	451	454
0.75%, 10/31/2017 ^	45	45
0.88%, 01/31/2017 - 02/28/2017	368	373
1.00%, 09/30/2019	130	129
1.63%, 08/15/2022	362	360
1.63%, 11/15/2022 ^	300	297
2.00%, 11/15/2021	286	297
2.13%, 08/15/2021	255	268
3.13%, 05/15/2021	352	399

Total U.S. Government Obligations (cost $7,438)		7,464

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.5%
Fannie Mae
5.00%, 09/01/2033 - 06/01/2041	586	644
5.50%, 01/01/2036 - 10/01/2038	579	638
6.00%, 10/01/2035 - 07/01/2040	1,142	1,258
Freddie Mac
4.59%, 11/25/2046 - 144A *	229	244
5.00%, 01/01/2036 - 05/01/2039	255	282
5.50%, 12/01/2028 - 01/01/2039	206	227
FREMF Mortgage Trust
2.81%, 10/25/2044 - 144A *	42	42
Ginnie Mae
3.50%, 05/20/2042	27	29
4.50%, 07/15/2041	17	19
5.00%, 04/15/2039 - 10/20/2041	1,066	1,175
5.50%, 09/15/2035 - 01/20/2042	209	231
6.00%, 11/20/2034 - 05/20/2042	1,917	2,139

Total U.S. Government Agency Obligations (cost $6,951)		6,928

MORTGAGE-BACKED SECURITIES - 0.5%
GS Mortgage Securities Corp. II
Series 2012-ALOH, Class A
3.55%, 04/10/2034 - 144A	127	137
JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2006-LDP7, Class A4
5.87%, 04/15/2045 *	250	288

Total Mortgage-Backed Securities (cost $418)		425

ASSET-BACKED SECURITIES - 0.1%
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class D
2.68%, 10/09/2018	40	40
Santander Drive Auto Receivables Trust
Series 2012-5, Class D
3.30%, 09/17/2018	34	35
Series 2012-6, Class D
2.52%, 09/17/2018	34	34

Total Asset-Backed Securities (cost $108)		109

CORPORATE DEBT SECURITIES - 26.7%
Aerospace & Defense - 0.4%
Exelis, Inc.
4.25%, 10/01/2016	151	$159

	Principal (000’s)	Value (000’s)
Aerospace & Defense (continued)
Precision Castparts Corp.
1.25%, 01/15/2018	$58	$58
2.50%, 01/15/2023	84	85
3.90%, 01/15/2043	36	37
TransDigm, Inc.
7.75%, 12/15/2018	23	25
Airlines - 0.1%
Southwest Airlines Co.
5.13%, 03/01/2017	125	138
Beverages - 0.6%
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 07/15/2022	155	156
Heineken NV
1.40%, 10/01/2017 - 144A	52	52
SABMiller Holdings, Inc.
2.45%, 01/15/2017 - 144A	200	208
3.75%, 01/15/2022 - 144A	112	121
Capital Markets - 2.3%
Ameriprise Financial, Inc.
7.52%, 06/01/2066 *	155	170
Charles Schwab Corp.
7.00%, 02/01/2022 * Ž	55	63
Goldman Sachs Group, Inc.
3.63%, 02/07/2016 ^	267	283
Morgan Stanley - Series GMTN
3.45%, 11/02/2015	145	151
4.75%, 03/22/2017	34	37
4.88%, 11/01/2022	85	88
5.50%, 07/28/2021 ^	223	253
Raymond James Financial, Inc.
4.25%, 04/15/2016	152	160
5.63%, 04/01/2024	651	729
TD Ameritrade Holding Corp.
4.15%, 12/01/2014	125	133
Chemicals - 1.5%
CF Industries, Inc.
6.88%, 05/01/2018	275	336
7.13%, 05/01/2020	163	205
Ecolab, Inc.
3.00%, 12/08/2016	119	126
4.35%, 12/08/2021	145	162
LyondellBasell Industries NV
5.00%, 04/15/2019	200	221
Sherwin-Williams Co.
3.13%, 12/15/2014	125	131
Valspar Corp.
4.20%, 01/15/2022	111	121
Commercial Banks - 1.9%
American Express Bank FSB
5.50%, 04/16/2013	250	253
CIT Group, Inc.
4.25%, 08/15/2017	111	114
5.25%, 04/01/2014 - 144A	190	197
5.50%, 02/15/2019 - 144A	201	219
HSBC Bank USA NA
4.88%, 08/24/2020	250	278
Mizuho Corporate Bank, Ltd.
2.95%, 10/17/2022 - 144A	200	198
Royal Bank of Scotland Group PLC
2.55%, 09/18/2015	26	27
SVB Financial Group
5.38%, 09/15/2020 ^	125	140

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Commercial Banks (continued)
US Bancorp
2.95%, 07/15/2022	$53	$54
Zions Bancorporation
4.50%, 03/27/2017	56	59
7.75%, 09/23/2014	119	130
Commercial Services & Supplies - 0.4%
Cintas Corp No. 2
2.85%, 06/01/2016	130	137
Eaton Corp.
2.75%, 11/02/2022 - 144A	175	174
GE Capital Trust I
6.38%, 11/15/2067 *	38	40
Computers & Peripherals - 0.0% ¥
Seagate Technology International
10.00%, 05/01/2014 - 144A	40	43
Construction & Engineering - 0.2%
Toll Brothers Finance Corp.
5.88%, 02/15/2022	24	27
URS Corp.
3.85%, 04/01/2017 - 144A	66	68
5.00%, 04/01/2022 - 144A	63	65
Consumer Finance - 0.3%
American Express Co.
6.80%, 09/01/2066 *	158	169
American Express Credit Corp.
1.75%, 06/12/2015	51	52
SLM Corp.
6.25%, 01/25/2016	64	70
Containers & Packaging - 0.2%
Packaging Corp. of America
3.90%, 06/15/2022	32	33
Rock-Tenn Co.
4.00%, 03/01/2023 - 144A	33	34
4.45%, 03/01/2019 - 144A	23	25
4.90%, 03/01/2022 - 144A	61	65
Diversified Financial Services - 3.9%
Bank of America Corp.
1.50%, 10/09/2015	113	114
3.63%, 03/17/2016	105	111
3.75%, 07/12/2016	90	96
4.50%, 04/01/2015	20	21
Bank of America Corp. - Series K
8.00%, 01/30/2018 * Ž	164	181
Citigroup, Inc.
5.00%, 09/15/2014	330	347
5.95%, 01/30/2023 * Ž	35	35
Ford Motor Credit Co. LLC
3.00%, 06/12/2017	200	205
Ford Motor Credit Co., LLC
3.88%, 01/15/2015	410	429
5.00%, 05/15/2018	200	221
5.88%, 08/02/2021	200	233
6.63%, 08/15/2017	100	117
General Electric Capital Corp.
5.55%, 05/04/2020	180	214
5.90%, 05/13/2014	120	129
6.25%, 12/15/2022 * Ž	100	109
6.38%, 11/15/2067 *	10	11
General Electric Capital Corp. - Series A
7.13%, 06/15/2022 * Ž	200	226
JPMorgan Chase & Co.
4.50%, 01/24/2022	186	210

	Principal (000’s)	Value (000’s)
Diversified Financial Services (continued)
JPMorgan Chase & Co. - Series 1
7.90%, 04/30/2018 * Ž	$46	$52
Lazard Group LLC
6.85%, 06/15/2017	8	9
7.13%, 05/15/2015	125	139
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.
5.63%, 03/15/2020 - 144A	58	61
5.88%, 03/15/2022 - 144A	45	48
Northern Rock Asset Management PLC
5.63%, 06/22/2017 - 144A	125	145
Diversified Telecommunication Services - 0.2%
Qwest Communications International, Inc.
7.13%, 04/01/2018	200	209
Electric Utilities - 0.3%
PPL Energy Supply LLC
4.60%, 12/15/2021	90	98
PPL WEM Holdings PLC
3.90%, 05/01/2016 - 144A	148	155
5.38%, 05/01/2021 - 144A	39	44
Electronic Equipment & Instruments - 0.3%
Amphenol Corp.
4.00%, 02/01/2022	44	47
4.75%, 11/15/2014	180	191
Energy Equipment & Services - 0.6%
DCP Midstream Operating, LP
4.95%, 04/01/2022	251	266
El Paso Pipeline Partners Operating Co. LLC
5.00%, 10/01/2021	75	85
Nabors Industries, Inc.
5.00%, 09/15/2020	195	212
Sunoco Logistics Partners Operations, LP
4.65%, 02/15/2022	29	32
Food Products - 1.4%
Kraft Foods Group, Inc.
2.25%, 06/05/2017 - 144A	334	345
3.50%, 06/06/2022 - 144A	199	212
5.00%, 06/04/2042 - 144A	197	222
Tyson Foods, Inc.
4.50%, 06/15/2022	75	81
6.60%, 04/01/2016	370	425
Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp.
4.50%, 01/15/2015	125	133
Health Care Providers & Services - 1.1%
Express Scripts Holding Co.
2.10%, 02/12/2015 - 144A	79	80
2.65%, 02/15/2017 - 144A	358	372
3.13%, 05/15/2016	141	149
3.90%, 02/15/2022 - 144A	129	139
4.75%, 11/15/2021 - 144A	130	148
Laboratory Corp. of America Holdings
3.75%, 08/23/2022	101	107
Medco Health Solutions, Inc.
4.13%, 09/15/2020	25	27
Hotels, Restaurants & Leisure - 0.2%
Brinker International, Inc.
5.75%, 06/01/2014 ^	125	132
Marriott International, Inc.
3.00%, 03/01/2019	27	28
Household Durables - 0.0% ¥
DR Horton, Inc.
4.75%, 05/15/2017	35	37

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Insurance - 0.9%
American International Group, Inc.
4.25%, 09/15/2014	$135	$142
4.88%, 06/01/2022	11	13
5.45%, 05/18/2017	65	75
5.60%, 10/18/2016	31	35
6.25%, 03/15/2037	100	107
8.18%, 05/15/2058 *	120	156
Berkshire Hathaway, Inc.
3.20%, 02/11/2015	125	132
Primerica, Inc.
4.75%, 07/15/2022	170	186
IT Services - 0.1%
Fiserv, Inc.
3.13%, 10/01/2015	85	89
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.
3.15%, 01/15/2023	105	107
Machinery - 0.1%
Kennametal, Inc.
2.65%, 11/01/2019	82	82
Media - 0.2%
CC Holdings GS V LLC
2.38%, 12/15/2017 - 144A	27	27
Comcast Corp.
3.13%, 07/15/2022	128	133
WPP Finance 2010
3.63%, 09/07/2022	26	26
Multiline Retail - 0.4%
Macy’s Retail Holdings, Inc.
5.75%, 07/15/2014	140	149
5.90%, 12/01/2016	123	145
6.90%, 04/01/2029	85	103
Multi-Utilities - 0.3%
CMS Energy Corp.
2.75%, 05/15/2014	190	193
5.05%, 02/15/2018	110	124
Oil, Gas & Consumable Fuels - 3.8%
Anadarko Petroleum Corp.
6.45%, 09/15/2036	180	225
Chevron Corp.
2.36%, 12/05/2022	233	233
Cimarex Energy Co.
5.88%, 05/01/2022	76	83
Continental Resources, Inc.
5.00%, 09/15/2022	204	220
Energy Transfer Partners, LP
4.65%, 06/01/2021	205	225
Kinder Morgan Energy Partners, LP
3.45%, 02/15/2023	80	82
Kinder Morgan Finance Co., ULC
5.70%, 01/05/2016	125	137
Magellan Midstream Partners, LP
4.25%, 02/01/2021	74	82
Motiva Enterprises LLC
5.75%, 01/15/2020 - 144A	170	206
Petrohawk Energy Corp.
6.25%, 06/01/2019	240	273
10.50%, 08/01/2014	58	62
Phillips 66
2.95%, 05/01/2017	85	90
2.95%, 05/01/2017 - 144A	187	198
4.30%, 04/01/2022 - 144A	31	35

	Principal (000’s)	Value (000’s)
Oil, Gas & Consumable Fuels (continued)
Plains All American Pipeline, LP / PAA Finance Corp.
2.85%, 01/31/2023	$60	$59
3.95%, 09/15/2015	140	151
4.30%, 01/31/2043	73	73
8.75%, 05/01/2019	35	48
QEP Resources, Inc.
5.25%, 05/01/2023	101	108
Shell International Finance BV
2.38%, 08/21/2022	287	289
Western Gas Partners, LP
4.00%, 07/01/2022	154	162
5.38%, 06/01/2021	251	288
Williams Cos., Inc.
3.70%, 01/15/2023	85	86
Pharmaceuticals - 1.2%
AbbVie, Inc.
1.75%, 11/06/2017 - 144A	194	196
2.00%, 11/06/2018 - 144A	95	96
2.90%, 11/06/2022 - 144A	117	119
4.40%, 11/06/2042 - 144A	58	62
Watson Pharmaceuticals, Inc.
1.88%, 10/01/2017	161	163
3.25%, 10/01/2022	450	460
Professional Services - 1.1%
Verisk Analytics, Inc.
4.13%, 09/12/2022	99	101
4.88%, 01/15/2019	390	418
5.80%, 05/01/2021	475	533
Real Estate Investment Trusts - 1.4%
Alexandria Real Estate Equities, Inc.
4.60%, 04/01/2022	138	148
Goodman Funding Pty, Ltd.
6.38%, 04/15/2021 - 144A	250	285
Host Hotels & Resorts, LP - Series Q
6.75%, 06/01/2016	127	130
ProLogis, LP
6.88%, 03/15/2020	14	17
Rouse Co. LLC
6.75%, 11/09/2015	221	232
Senior Housing Properties Trust
6.75%, 04/15/2020 - 12/15/2021	180	205
SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Part
5.00%, 08/15/2018	115	125
7.75%, 03/15/2020	120	149
Real Estate Management & Development - 0.1%
CBRE Services, Inc.
6.63%, 10/15/2020	10	11
Jones Lang LaSalle, Inc.
4.40%, 11/15/2022	120	123
Road & Rail - 0.1%
JB Hunt Transport Services, Inc.
3.38%, 09/15/2015	130	134
Semiconductors & Semiconductor Equipment - 0.6%
National Semiconductor Corp.
3.95%, 04/15/2015	134	144
Samsung Electronics America, Inc.
1.75%, 04/10/2017 - 144A	435	440
Software - 0.1%
Autodesk, Inc.
3.60%, 12/15/2022	109	109

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2012

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.50%, 03/15/2016 - 144A	$19	$19
3.38%, 03/15/2018 - 144A	113	114
Wireless Telecommunication Services - 0.1%
SBA Tower Trust
2.93%, 12/15/2017 - 144A	55	57

Total Corporate Debt Securities (cost $23,631)		24,547

	Shares	Value (000’s)
PREFERRED STOCKS - 0.3%
Capital Markets - 0.1%
Goldman Sachs Group, Inc., 5.95% ‡ Ž	3,957	99
Consumer Finance - 0.2%
Discover Financial Services, 6.50% Ž ^	5,350	135

Total Preferred Stocks (cost $233)		234

COMMON STOCKS - 54.6%
Aerospace & Defense - 2.6%
Boeing Co.	17,756	1,338
Honeywell International, Inc.	10,472	665
Precision Castparts Corp. ^	1,997	378
Automobiles - 0.3%
Daimler AG	5,553	305
Beverages - 0.4%
Diageo PLC	12,958	377
Capital Markets - 1.2%
Blackstone Group, LP	58,259	908
Greenhill & Co., Inc. ^	3,268	170
Chemicals - 3.6%
E.I. du Pont de Nemours & Co.	31,114	1,399
LyondellBasell Industries NV - Class A	24,528	1,400
Syngenta AG ADR	5,903	477
Commercial Banks - 3.3%
CIT Group, Inc. ‡	26,860	1,038
Standard Chartered PLC	24,722	640
U.S. Bancorp	43,919	1,402
Communications Equipment - 0.8%
Motorola Solutions, Inc.	13,964	778
Computers & Peripherals - 2.3%
Apple, Inc.	3,912	2,085
Diversified Financial Services - 1.3%
NYSE Euronext ^	37,468	1,182
Diversified Telecommunication Services - 0.9%
CenturyLink, Inc. ^	16,339	639
Verizon Communications, Inc.	4,225	183
Electronic Equipment & Instruments - 1.5%
Amphenol Corp. - Class A	5,310	344
TE Connectivity, Ltd.	28,869	1,071
Energy Equipment & Services - 0.6%
National Oilwell Varco, Inc.	7,561	517
Food Products - 0.7%
Hershey Co.	9,116	658
Health Care Equipment & Supplies - 0.3%
Abbott Laboratories	4,133	271
Health Care Providers & Services - 2.9%
Aetna, Inc. ^	23,874	1,106
AmerisourceBergen Corp. - Class A ^	12,415	536
Express Scripts Holding Co. ‡	18,803	1,015
Hotels, Restaurants & Leisure - 1.5%
Las Vegas Sands Corp.	22,773	1,052
McDonald’s Corp. ^	4,177	368
Household Durables - 0.3%
Garmin, Ltd. ^	7,195	294

	Shares	Value (000’s)
Insurance - 0.5%
Prudential PLC	32,094	$458
Internet & Catalog Retail - 0.6%
priceline.com, Inc. ‡	824	512
Internet Software & Services - 1.0%
eBay, Inc. ‡	18,149	926
IT Services - 1.4%
Mastercard, Inc. - Class A	2,206	1,084
Western Union Co.	17,549	239
Leisure Equipment & Products - 1.8%
Mattel, Inc. ^	44,195	1,618
Machinery - 0.3%
Dover Corp. ^	4,288	282
Media - 5.0%
CBS Corp. - Class B	52,687	2,005
DIRECTV ‡	10,033	503
Time Warner Cable, Inc. ^	14,721	1,431
Viacom, Inc. - Class B	13,597	717
Metals & Mining - 0.5%
Freeport-McMoRan Copper & Gold, Inc.	13,427	459
Multiline Retail - 0.8%
Nordstrom, Inc. ^	14,216	761
Oil, Gas & Consumable Fuels - 4.0%
Chevron Corp.	12,746	1,378
Enterprise Products Partners, LP	23,645	1,184
Hess Corp.	19,276	1,021
Valero Energy Corp. ^	6,153	210
Personal Products - 0.5%
Estee Lauder Cos., Inc. - Class A	7,567	453
Pharmaceuticals - 4.1%
AbbVie, Inc. ‡	4,133	141
Allergan, Inc.	7,412	680
Bristol-Myers Squibb Co. ^	20,886	681
Johnson & Johnson ^	4,133	290
Mylan, Inc. ‡ ^	27,636	758
Shire PLC ADR	7,376	680
Valeant Pharmaceuticals International, Inc. ‡	9,112	545
Real Estate Investment Trusts - 0.7%
Ventas, Inc.	9,442	611
Road & Rail - 1.8%
Canadian Pacific Railway, Ltd. ^	4,355	443
Union Pacific Corp.	9,778	1,229
Software - 1.6%
CA, Inc.	12,801	281
Intuit, Inc. ^	8,698	518
Microsoft Corp.	24,717	661
Specialty Retail - 0.9%
AutoZone, Inc. ‡	1,075	381
Home Depot, Inc.	6,765	418
Textiles, Apparel & Luxury Goods - 2.1%
Coach, Inc. ^	12,878	715
NIKE, Inc. - Class B	23,344	1,204
Tobacco - 2.5%
Altria Group, Inc.	21,062	662
Philip Morris International, Inc.	19,504	1,631

Total Common Stocks (cost $45,935)		50,366

SECURITIES LENDING COLLATERAL - 10.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	9,554,053	9,554
Total Securities Lending Collateral (cost $9,554)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 2.5%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $2,295 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 02/01/2032, and with a value of $2,345.	$2,295	$2,295
Total Repurchase Agreement (cost $2,295)

Total Investment Securities (cost $96,563)		101,922
Other Assets and Liabilities - Net		(9,893)

Net Assets		$92,029

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Counterparty	Contracts (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars (Sold) (000’s)	Net Unrealized (Depreciation) (000’s)
GBP	CSFB	(94)	01/10/2013	$(150)	$(3)
GBP	RBC	(35)	01/17/2013	(56)	(1)
GBP	RBC	(105)	01/17/2013	(169)	(2)
GBP	JPM	(120)	01/24/2013	(193)	(2)
GBP	HSBC	(268)	02/14/2013	(433)	(2)

					$(10)

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) pledged as of 12/31/2012:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received) Pledged (000’s)	Net Exposures (1) (000’s)
CSFB	$(3)	$–	$(3)
HSBC	(2)	–	(2)
JPM	(2)	–	(2)
RBC	(3)	–	(3)

(1)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $9,349.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
Ž	The security has a perpetual maturity. The date shown is the next call date.
¥	Percentage rounds to less than 0.1%.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $96,612. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $5,843 and $533, respectively. Net unrealized appreciation for tax purposes is $5,310.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $5,717, or 6.21% of the portfolio’s net assets.
ADR	American Depositary Receipt
CSFB	Credit Suisse First Boston
HSBC	HSBC Bank USA
JPM	JPMorgan Chase & Company
OTC	Over the Counter
RBC	Royal Bank of Canada

CURRENCY ABBREVIATION:

GBP	Pound Sterling

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Asset-Backed Securities	$—	$109	$—	$109
Common Stocks	48,891	1,475	—	50,366
Corporate Debt Securities	—	24,547	—	24,547
Mortgage-Backed Securities	—	425	—	425
Preferred Stocks	234	—	—	234
Repurchase Agreement	—	2,295	—	2,295
Securities Lending Collateral	9,554	—	—	9,554
U.S. Government Agency Obligations	—	6,928	—	6,928
U.S. Government Obligations	—	7,464	—	7,464
Total	$58,679	$43,243	$—	$101,922

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Forward Foreign Currency Contracts - Depreciation	$—	$(10)	$—	$(10)

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $94,268) (including securities loaned of $9,349)	$99,627
Repurchase agreement, at value (cost: $2,295)	2,295
Receivables:
Investment securities sold	27
Shares sold	470
Interest	303
Securities lending income (net)	3
Dividends	52
Dividend reclaims	1
Prepaid expenses	– (A)

102,778

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	993
Shares redeemed	68
Management and advisory fees	68
Distribution and service fees	17
Trustees fees	– (A)
Transfer agent fees	– (A)
Administration fees	2
Printing and shareholder reports fees	20
Audit and tax fees	12
Other	5
Collateral for securities on loan	9,554
Unrealized depreciation on forward foreign currency contracts	10

10,749

Net assets	$92,029

Net assets consist of:
Capital stock ($.01 par value)	$87
Additional paid-in capital	89,578
Undistributed net investment income	1,202
Accumulated net realized loss from investment securities and foreign currency transactions	(4,187)
Net unrealized appreciation (depreciation) on:
Investment securities	5,359
Translation of assets and liabilities denominated in foreign currencies	(10)

Net assets	$92,029

Net assets by class:
Initial Class	$9,212
Service Class	82,817
Shares outstanding:
Initial Class	861
Service Class	7,800
Net asset value and offering price per share:
Initial Class	$10.70
Service Class	10.62

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $19)	$905
Interest income	898
Securities lending income (net)	31

Total investment income	1,834

Expenses:
Management and advisory	509
Distribution and service:
Service Class	152
Printing and shareholder reports	7
Custody	56
Administration	16
Legal	1
Audit and tax	12
Trustees	– (A)
Transfer agent	– (A)
Other	1

Total expenses	754

Recaptured expenses	13

Net expenses	767

Net investment income	1,067

Net realized gain (loss) on transactions from:
Investment securities	1,700
Foreign currency transactions	(33)

1,667

Net change in unrealized appreciation (depreciation) on:
Investment securities	4,902
Translation of assets and liabilities denominated in foreign currencies	(5)

Net change in unrealized appreciation (depreciation)	4,897

Net realized and change in unrealized gain	6,564

Net increase in net assets resulting from operations	$7,631

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income (loss)	$1,067	$(715)
Net realized gain (loss) from investment securities and foreign currency transactions	1,667	(5,429)
Net change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	4,897	(2,180)

Net increase (decrease) in net assets resulting from operations	7,631	(8,324)

Distributions to shareholders:
From net investment income:
Initial Class	—	(24)
Service Class	—	(75)

Total distributions to shareholders	—	(99)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,071	3,674
Service Class	40,050	35,887

	41,121	39,561

Dividends and distributions reinvested:
Initial Class	—	24
Service Class	—	75

	—	99

Cost of shares redeemed:
Initial Class	(1,847)	(3,349)
Service Class	(9,900)	(15,819)

	(11,747)	(19,168)

Net increase in net assets from capital shares transactions	29,374	20,492

Net increase in net assets	37,005	12,069

Net assets:
Beginning of year	55,024	42,955

End of year	$92,029	$55,024

Undistributed net investment income	$1,202	$14

Share activity:
Shares issued:
Initial Class	104	339
Service Class	3,886	3,335

	3,990	3,674

Shares issued-reinvested from dividends and distributions:
Initial Class	—	2
Service Class	—	7

	—	9

Shares redeemed:
Initial Class	(180)	(324)
Service Class	(973)	(1,584)

	(1,153)	(1,908)

Net increase (decrease) in shares outstanding:
Initial Class	(76)	17
Service Class	2,913	1,758

	2,837	1,775

The notes to the financial statements are an integral part of this report.		Annual Report 2012
Transamerica Series Trust	Page 11

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,			Jul 1 to Dec 31, 2009(A)
	2012	2011	2010
Net asset value
Beginning of year	$9.49	$10.64	$10.34	$10.00
Investment operations
Net investment income (loss)(B),	0.18	(0.11)(C)	0.02(C)	0.07(C)
Net realized and unrealized gain (loss)	1.03	(1.02)	0.33	0.27

Total operations	1.21	(1.13)	0.35	0.34

Distributions
From net investment income	–	(0.02)	(0.02)	–
From net realized gains	–	–	(0.03)	–

Total distributions	–	(0.02)	(0.05)	–

Net asset value
End of year	$10.70	$9.49	$10.64	$10.34

Total return(D)	12.75%	(10.60)%	3.39%	3.40%(E)

Net assets end of year (000’s)	$9,212	$8,886	$9,785	$7,065
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	0.88%	1.37%(F),(H)	1.00%(F)	1.00%(F),(G)
Before reimbursement/recapture	0.86%	1.33%(F),(H)	1.05%(F)	2.19%(F),(G)
Net investment income (loss) to average net assets	1.72%	(1.04)%(C)	0.22%(C)	1.30%(C),(G)
Portfolio turnover rate	71%	249%(I)	718%(I)	248%(E),(I)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,			Jul 1 to Dec 31, 2009(A)
	2012	2011	2010
Net asset value
Beginning of year	$9.44	$10.60	$10.33	$10.00
Investment operations
Net investment income (loss)(B)	0.15	(0.14)(C)	0.05(C)	0.23(C)
Net realized and unrealized gain (loss)	1.03	(1.01)	0.26	0.10

Total operations	1.18	(1.15)	0.31	0.33

Distributions
From net investment income	–	(0.01)	(0.01)	–
From net realized gains	–	–	(0.03)	–

Total distributions	–	(0.01)	(0.04)	–

Net asset value
End of year	$10.62	$9.44	$10.60	$10.33

Total return(D)	12.50%	(10.81)%	3.10%	3.30%(E)

Net assets end of year (000’s)	$82,817	$46,138	$33,169	$3,262
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	1.13%	1.62%(F),(H)	1.25%(F)	1.25%(F),(G)
Before reimbursement/recapture	1.11%	1.58%(F),(H)	1.30%(F)	2.44%(F),(G)
Net investment income (loss) to average net assets	1.50%	(1.28)%(C)	0.48%(C)	4.57%(C),(G)
Portfolio turnover rate	71%	249%(I)	718%(I)	248%(E),(I)

(A)	Commenced operations on July 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(H)	Inclusive of extraordinary expenses; including printing and shareholder report fees of $202, and $12 in other fees. The impact of this extraordinary expense is 0.37%.
(G)	Annualized.
(I)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust Annual Report 2012

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Balanced VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2012 are listed in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2012 of $1 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trust (“REITs”): Dividend income related to a Real Estate Investment Trust is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economical conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices.

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.73%
Over $250 million up to $500 million	0.70%
Over $500 million up to $1 billion	0.675%
Over $1 billion	0.65%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

1.00% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount recaptured by TAM was $13. There were no amounts available for recapture by TAM as of December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$52,447
U.S. Government	24,703

Proceeds from maturities and sales of securities:
Long-term	30,680
U.S. Government	17,508

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of forward contracts held throughout the year averaged 4 contracts, with an overall increase from 1 contract at the beginning of the year to 5 contracts at year end. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Liability derivatives
Unrealized depreciation on forward foreign currency contracts	$(10)

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Net Realized Gain (Loss) on Derivatives recognized in income
Net realized loss on forward foreign currency transactions ~	$(33)
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions	(5)
Total	$(38)

~ Included within net realized gain (loss) on transactions from foreign currency transactions.
Included within net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(90)

Undistributed (accumulated) net investment income (loss)	121

Undistributed (accumulated) net realized gain (loss) from investment securities	(31)

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. (continued)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$ 392	December 31, 2018

3,457	Short-Term Indefinitely

233	Long-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $1,643.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$–

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	99

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$1,202

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(4,082)

Post October Short-Term Capital Loss Deferral	(8)

Post October Long-Term Capital Loss Deferral	(58)

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	5,310

Other Temporary Differences	–

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Janus Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Janus Balanced VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Janus Balanced VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
6,516,781.5124	238,541.8748	64,373.7168

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
6,581,756.2490	156,069.6137	81,871.2413

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
6,511,416.5999	244,159.8944	64,120.6097

Proposal III.C — Concentration

Affirmative	Against	Abstain
6,490,701.6581	236,893.9079	92,101.5380

Proposal III.D — Diversification

Affirmative	Against	Abstain
6,569,570.7498	169,167.9676	80,958.3866

Transamerica Series Trust		Annual Report 2012

Transamerica Janus Balanced VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. equity markets posted solid gains in 2012: the broad market Standard and Poor’s 500® Index advanced 16.00%, while the Russell 1000® Growth Index (“Russell 1000® Growth), rose 15.26%. For much of the year, investor sentiment ebbed and flowed with macroeconomic events, most notably Europe’s economic malaise and China’s slowdown, which led to moderating global growth. In the fourth quarter, investors also focused on the U.S. presidential election and negotiations to avert the so-called “fiscal cliff” – legislatively mandated tax increases and spending cuts set to take effect in 2013. U.S. economic growth proceeded at a subpar pace, and unemployment remained high as the job market expanded at a meager pace. Personal income and spending increased at generally lackluster rates, and business and housing indicators were inconsistent. Volatile raw materials, commodities, food, and energy prices reflected shifts in economic expectations.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Jennison Growth VP, Initial Class returned 15.77%. By comparison, its benchmark, the Russell 1000® Growth returned 15.26%.

STRATEGY REVIEW

The portfolio is built from the bottom up, based on the fundamentals of individual companies. Information technology holdings contributed most to the portfolio’s return, as stock selection and an overweight position relative to the Russell 1000® Growth were beneficial. Apple reported impressive sales of iPhones, iPads, and Mac personal computers. We believe the company’s innovative product design, software, and operating systems, which allow seamless integration of services and apps across mobile and desktop product lines, will continue to foster consumer loyalty and drive share gains. Salesforce.com’s revenue, earnings, and billings growth exceeded consensus forecasts. We believe its hosted applications market opportunity remains substantial. Mastercard, Inc. and Visa, Inc. rose on strong growth in the value of cardholder transactions and reduced legal risk. We expect both companies to continue to benefit from the consumer shift from paper money to electronic credit/debit transactions. LinkedIn’s global online professional network has altered the talent-recruiting market and provides what we consider unique access to a scale database of active and passive job candidates.

Stock selection and an underweight stance were beneficial in food & staples retailing. In this sector Whole Foods Market, Inc. reported strong sales and earnings, with solid operating margins and continued capital discipline.

In Real Estate Investment Trusts, wireless tower operator American Tower Corp. benefited from the expansion of mobile data, household migration to wireless-only service, high barriers to entry, pricing power, low maintenance expenses, and international expansion.

Monsanto Co., the world’s largest agricultural seed maker, was a notable contributor in the chemicals sector. We view it as a high-quality, technology-driven growth company and believe that the agriculture sectors’ fundamentals are strong.

Overweight positions in consumer discretionary and health care worked well, but stock selection in both sectors detracted from relative return. Watchmaker Fossil fell after reporting lighter-than-projected revenue, partly due to weakness in Europe. We eliminated the Portfolio’s position in Fossil. Reflecting the tenuous nature of consumer confidence, fast casual restaurant company Chipotle Mexican Grill, Inc. declined on signs of a material deceleration in sales activity. We believe Chipotle Mexican Grill, Inc. brand positioning and unit-growth opportunities remain positive.

In pharmaceutical, Shire PLC and Bristol-Myers Squibb Co., which earlier had been rewarded for attractive business opportunities, lagged a surge in biotechnology stocks. We expect Shire PLC strong product pipeline to continue to generate strong revenue growth. We believe Bristol-Myers Squibb Co. will benefit from product momentum, new product launches, pipeline data, and strong business development deals.

An underweight position offset detrimental stock selection in energy, where independent oil and natural gas exploration and production company Anadarko Petroleum Corp. was hurt by uncertainty related to ongoing litigation. We eliminated the Portfolio’s position in Anadarko.

Michael A. Del Balso

Spiros Segalas

Kathleen A. McCarragher

Co-Portfolio Managers

Jennison Associates LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	15.77%	2.78%	7.63%	11/18/1996
Russell 1000® Growth *	15.26%	3.12%	7.52%
Service Class	15.41%	2.56%	7.00%	05/01/2003

NOTES

* The Russell 1000® Growth Index (“Russell 1000® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica Jennison Growth VP
Initial Class	$1,000.00	$1,043.30	$4.11	$1,021.11	$4.06	0.80%
Service Class	1,000.00	1,042.10	5.39	1,019.86	5.33	1.05

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Common Stocks	98.8%
Securities Lending Collateral	3.7
Repurchase Agreement	1.4
Other Assets and Liabilities - Net	(3.9)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
COMMON STOCKS - 98.8%
Aerospace & Defense - 5.6%
Boeing Co.	206,035	$15,527
Precision Castparts Corp.	113,918	21,578
United Technologies Corp.	166,675	13,669
Biotechnology - 5.2%
Alexion Pharmaceuticals, Inc. ‡	141,327	13,259
Biogen Idec, Inc. ‡	89,387	13,110
Gilead Sciences, Inc. ‡	139,907	10,276
Vertex Pharmaceuticals, Inc. ‡	257,633	10,805
Capital Markets - 2.7%
Goldman Sachs Group, Inc.	105,574	13,467
Morgan Stanley	583,534	11,157
Chemicals - 1.8%
Monsanto Co.	173,786	16,449
Communications Equipment - 0.8%
QUALCOMM, Inc.	110,337	6,843
Computers & Peripherals - 8.2%
Apple, Inc.	103,073	54,941
EMC Corp. ‡	729,227	18,449
Electrical Equipment - 0.6%
Roper Industries, Inc.	45,624	5,086
Energy Equipment & Services - 0.8%
Schlumberger, Ltd.	109,434	7,583
Food & Staples Retailing - 3.4%
Costco Wholesale Corp.	174,321	17,217
Whole Foods Market, Inc.	152,617	13,939
Food Products - 1.0%
Mondelez International, Inc. - Class A	360,347	9,178
Health Care Equipment & Supplies - 0.9%
Abbott Laboratories	128,777	8,435
Health Care Providers & Services - 2.6%
Express Scripts Holding Co. ‡	266,198	14,374
UnitedHealth Group, Inc.	161,387	8,754
Hotels, Restaurants & Leisure - 4.1%
Chipotle Mexican Grill, Inc. - Class A ‡	32,863	9,775
Dunkin’ Brands Group, Inc.	288,495	9,572
Starbucks Corp.	83,322	4,468
Yum! Brands, Inc.	198,335	13,170
Internet & Catalog Retail - 4.6%
Amazon.com, Inc. ‡	107,982	27,118
priceline.com, Inc. ‡	22,659	14,076
Internet Software & Services - 10.1%
Baidu, Inc. ADR ‡	94,357	9,463
eBay, Inc. ‡	192,863	9,840
Facebook, Inc. - Class A ‡	373,475	9,946
Google, Inc. - Class A ‡	45,126	32,010
LinkedIn Corp. - Class A ‡	125,170	14,372
Rackspace Hosting, Inc. ‡ ^	123,220	9,152
Tencent Holdings, Ltd.	136,626	4,470
Youku Tudou, Inc. ADR ‡ ^	73,157	1,334
IT Services - 8.0%
International Business Machines Corp.	87,641	16,788
Mastercard, Inc. - Class A	65,743	32,298
Teradata Corp. ‡	70,873	4,386
Visa, Inc. - Class A	122,122	18,511
Life Sciences Tools & Services - 0.8%
Illumina, Inc. ‡ ^	129,416	7,194
Media - 1.5%
Walt Disney Co.	277,001	13,792
Multiline Retail - 0.5%
Family Dollar Stores, Inc.	75,355	4,778
Oil, Gas & Consumable Fuels - 2.0%
Concho Resources, Inc. ‡	128,951	10,389
EOG Resources, Inc.	66,597	8,044
Personal Products - 1.7%
Estee Lauder Cos., Inc. - Class A	257,343	15,405
Pharmaceuticals - 6.2%
Allergan, Inc.	147,516	13,532
Bristol-Myers Squibb Co.	217,617	7,092

	Shares	Value (000’s)
Pharmaceuticals (continued)
Novo Nordisk A/S ADR	89,052	$14,534
Perrigo Co. ^	68,270	7,102
Shire PLC ADR	149,437	13,775
Real Estate Investment Trusts - 1.9%
American Tower Corp. - Class A	225,036	17,389
Road & Rail - 2.1%
Canadian Pacific Railway, Ltd. ^	15,899	1,616
Kansas City Southern	53,900	4,500
Union Pacific Corp.	103,481	13,009
Semiconductors & Semiconductor Equipment - 2.7%
ARM Holdings PLC ADR ^	231,754	8,767
Avago Technologies, Ltd. - Class A	225,955	7,154
Broadcom Corp. - Class A ‡	253,962	8,434
Software - 6.7%
Intuit, Inc.	149,045	8,868
Red Hat, Inc. ‡	249,410	13,209
Salesforce.com, Inc. ‡ ^	108,036	18,161
Splunk, Inc. ‡	139,558	4,050
VMware, Inc. - Class A ‡ ^	137,576	12,951
Workday, Inc. - Class A ‡ ^	53,671	2,925
Specialty Retail - 4.3%
Inditex SA	168,356	23,655
TJX Cos., Inc.	363,569	15,434
Textiles, Apparel & Luxury Goods - 6.9%
Burberry Group PLC	257,989	5,186
Coach, Inc.	223,884	12,428
Lululemon Athletica, Inc. ‡ ^	152,298	11,610
NIKE, Inc. - Class B	374,144	19,306
Ralph Lauren Corp. - Class A	91,924	13,781
Wireless Telecommunication Services - 1.1%
Crown Castle International Corp. ‡	140,267	10,122

Total Common Stocks (cost $745,580)		893,037

SECURITIES LENDING COLLATERAL - 3.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	33,575,055	33,575
Total Securities Lending Collateral (cost $33,575)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 1.4%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $12,669 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 2.00% - 3.50%, due 12/01/2027 - 01/01/2032, and with a total value of $12,923.	$12,669	12,669
Total Repurchase Agreement (cost $12,669)

Total Investment Securities (cost $791,824)		939,281
Other Assets and Liabilities - Net		(35,203)

Net Assets		$904,078

The notes to the financial statements are an integral part of this report. Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $32,834.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $793,356. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $158,741 and $12,816, respectively. Net unrealized appreciation for tax purposes is $145,925.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands): '

		Level 2 -
		Other	Level 3 -
		Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
Investment Securities	Quoted Prices	Inputs	Inputs	12/31/2012
Common Stocks	$859,726	$33,311	$—	$893,037
Repurchase Agreement	—	12,669	—	12,669
Securities Lending Collateral	33,575	—	—	33,575
Total	$893,301	$45,980	$—	$939,281

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Jennison Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $779,155) (including securities loaned of $32,834)	$926,612
Repurchase agreement, at value (cost: $12,669)	12,669
Receivables:
Investment securities sold	525
Shares sold	189
Securities lending income (net)	10
Dividends	180
Prepaid expenses	5

940,190

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,671
Shares redeemed	184
Management and advisory fees	563
Distribution and service fees	11
Trustees fees	1
Transfer agent fees	1
Administration fees	19
Printing and shareholder reports fees	42
Audit and tax fees	17
Other	28
Collateral for securities on loan	33,575

36,112

Net assets	$904,078

Net assets consist of:
Capital stock ($.01 par value)	$1,072
Additional paid-in capital	686,541
Undistributed net investment income	2,242
Undistributed net realized gain from investment securities and foreign currency transactions	66,766
Net unrealized appreciation (depreciation) on:
Investment securities	147,457

Net assets	$904,078

Net assets by class:
Initial Class	$853,011
Service Class	51,067
Shares outstanding:
Initial Class	101,031
Service Class	6,164
Net asset value and offering price per share:
Initial Class	$8.44
Service Class	8.28

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $149)	$9,666
Interest income	2
Securities lending income (net)	241

Total investment income	9,909

Expenses:
Management and advisory	6,956
Distribution and service:
Service Class	123
Printing and shareholder reports	95
Custody	110
Administration	219
Legal	33
Audit and tax	16
Trustees	32
Transfer agent	6
Other	27

Total expenses	7,617

Net investment income	2,292

Net realized gain (loss) on transactions from:
Investment securities	71,264
Foreign currency transactions	(13)

71,251

Net change in unrealized appreciation (depreciation) on:
Investment securities	60,411

Net realized and change in unrealized gain	131,662

Net increase in net assets resulting from operations	$133,954

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$2,292	$729
Net realized gain from investment securities and foreign currency transactions	71,251	197,929
Net change in unrealized appreciation (depreciation) on investment securities	60,411	(197,839)

Net increase in net assets resulting from operations	133,954	819

Distributions to shareholders:
From net investment income:
Initial Class	(598)	(1,703)
Service Class	—	—

	(598)	(1,703)

From net realized gains:
Initial Class	(60,969)	—
Service Class	(3,647)	—

	(64,616)	—

Total distributions to shareholders	(65,214)	(1,703)

Capital share transactions:
Proceeds from shares sold:
Initial Class	187,207	88,921
Service Class	27,127	16,703

	214,334	105,624

Dividends and distributions reinvested:
Initial Class	61,567	1,703
Service Class	3,647	—

	65,214	1,703

Cost of shares redeemed:
Initial Class	(213,297)	(796,346)
Service Class	(19,617)	(12,796)

	(232,914)	(809,142)

Net increase (decrease) in net assets from capital shares transactions	46,634	(701,815)

Net increase (decrease) in net assets	115,374	(702,699)

Net assets:
Beginning of year	788,704	1,491,403

End of year	$904,078	$788,704

Undistributed net investment income	$2,242	$598

Share activity:
Shares issued:
Initial Class	21,875	10,995
Service Class	3,167	2,087

	25,042	13,082

Shares issued-reinvested from dividends and distributions:
Initial Class	7,454	223
Service Class	449	—

	7,903	223

Shares redeemed:
Initial Class	(24,095)	(99,846)
Service Class	(2,321)	(1,650)

	(26,416)	(101,496)

Net increase (decrease) in shares outstanding:
Initial Class	5,234	(88,628)
Service Class	1,295	437

	6,529	(88,191)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$7.84	$7.90	$7.04	$5.00	$8.25
Investment operations
Net investment income(A)	0.02	–(B)	0.01	0.01	0.02
Net realized and unrealized gain (loss)	1.20	(0.05)	0.85	2.04	(2.99)

Total operations	1.22	(0.05)	0.86	2.05	(2.97)

Distributions
From net investment income	–(B)	(0.01)	–(B)	(0.01)	(0.01)
From net realized gains	(0.62)	–	–	–	(0.27)

Total distributions	(0.62)	(0.01)	–(B)	(0.01)	(0.28)

Net asset value
End of year	$8.44	$7.84	$7.90	$7.04	$5.00

Total return(C)	15.77%	(0.63)%	12.26%	41.00%	(37.01)%

Net assets end of year (000’s)	$853,011	$751,136	$1,456,916	$476,900	$192,623
Ratio and supplemental data
Expenses to average net assets	0.80%	0.75%	0.78%	0.85%	0.86%
Net investment income to average net assets	0.26%	0.06%	0.17%	0.16%	0.29%
Portfolio turnover rate	59%	53%	72%	76%	74%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$7.72	$7.78	$6.95	$4.94	$8.16
Investment operations
Net investment loss(A)	–(B)	(0.01)	(0.01)	(0.01)	–(B)
Net realized and unrealized gain (loss)	1.18	(0.05)	0.84	2.02	(2.95)

Total operations	1.18	(0.06)	0.83	2.01	(2.95)

Distributions
From net investment income	–	–	–(B)	–	–
From net realized gains	(0.62)	–	–	–	(0.27)

Total distributions	(0.62)	–	–(B)	–	(0.27)

Net asset value
End of year	$8.28	$7.72	$7.78	$6.95	$4.94

Total return(C)	15.41%	(0.77)%	11.97%	40.69%	(37.11)%

Net assets end of year (000’s)	$51,067	$37,568	$34,487	$3,324	$695
Ratio and supplemental data
Expenses to average net assets	1.05%	1.00%	1.03%	1.10%	1.11%
Net investment income (loss) to average net assets	0.02%	(0.17)%	(0.07)%	(0.13)%	0.01%
Portfolio turnover rate	59%	53%	72%	76%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $(0.01) or $0.01.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Jennison Growth VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2012 of $72 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trust (“REITs”): Dividend income related to a Real Estate Investment Trust is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economical conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2012:

	Market Value	% of Net Assets

Transamerica Asset Allocation-Conservative VP	$25,575	2.83%

Transamerica Asset Allocation-Growth VP	96,819	10.71

Transamerica Asset Allocation-Moderate VP	169,663	18.77

Transamerica Asset Allocation-Moderate Growth VP	300,613	33.25

Transamerica BlackRock Tactical Allocation VP	47,749	5.28

Total	$640,419	70.84%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million up to $1 billion	0.70%
Over $1 billion	0.60%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.94% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$545,401
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	566,800
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	(50)

Undistributed (accumulated) net realized gain (loss) from investment securities	50

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$598

Long-term Capital Gain	64,616

2011 Distributions paid from:

Ordinary Income	1,703

Long-term Capital Gain	–

Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$2,241

Undistributed Long-term Capital Gain	68,298

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	145,925

Other Temporary Differences	1

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Jennison Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Jennison Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Jennison Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
103,760,639.1329	285,953.2419	756,991.6412

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
103,442,091.0283	503,705.9592	857,787.0285

Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
103,583,847.3952	355,551.0339	864,185.5869

Proposal III.C — Concentration

Affirmative	Against	Abstain
103,472,129.8338	554,667.4995	776,786.6827

Proposal III.D — Diversification

Affirmative	Against	Abstain
103,805,055.5995	350,310.9793	648,217.4372

Transamerica Series Trust		Annual Report 2012

Transamerica Jennison Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $64,616 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

(unaudited)

MARKET ENVIRONMENT

The year began and ended with central bank relief as the global economy faced growing debt concerns, lower growth prospects and higher unemployment. The year started with European Union policymakers announcing an increase to the European Financial Stability Facility (“EFSF”) capacity to €1 trillion and a verdict on Greek bonds, which included a 50% loss, or “haircut,” for private bondholders in converting their existing bonds into new loans. Risk assets then rallied towards year-end as global central banks (the European Central Bank, Federal Reserve and Bank of Japan) showed their commitment to remain accommodative by announcing additional quantitative easing programs.

The U.S. unemployment rate continued to be above the U.S. Federal Reserve’s (“Fed”) comfort zone during the year, but has slowly declined. The unemployment rate was 7.8% at the end of December, down from 8.5% at the end of 2011; however, the labor force participation rate continued to fall, according to the U.S. Bureau of Labor Statistics, resulting in a rosier unemployment picture than reality. Data through October 2012 showed that the U.S. housing market improved in most areas over the 12 months, based on Case-Shiller Index data. As housing market data continues to funnel in, some believe that the market has stabilized and is entering a recovery. We remain cautious; however, this positive sentiment, in addition to a vibrant renters’ market, has helped stabilize the mortgage market for now.

In Europe, austerity measures undermined growth, pushing the peripherals into a recession and threatening to do the same to the core. Growth in Asia, and China in particular, has been below expectations, and the Bank of China has not been as aggressive in stimulating the economy as investors had hoped.

PERFORMANCE

For the year ended December 31, 2012, Transamerica JPMorgan Core Bond VP, Initial Class returned 4.98%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) returned 4.22%.

STRATEGY REVIEW

The Portfolio remained overweight in seasoned AAA-rated mortgage-backed securities (“MBS”), with most of its exposure in seasoned collateralized mortgage obligations (“CMOs”). We continued to favor seasoned agency CMOs, along with select high-quality non-agency structures.

U.S. Treasury yields mostly declined during the year, with the U.S. Treasury yield curve between two- and 10-year maturities flattening 0.18%, as the spread fell from 1.69% to 1.51%. Specifically, the yield of the two-year note declined 0.01%, ending at 0.25%, while the yield of the 10-year bond fell to 1.76%, according to Bloomberg. During this time, our underweight in U.S. Treasury debt was a positive as U.S. Treasuries were the worst-performing sector in the Barclays U.S. Aggregate Bond.

Corporate earnings remained strong but appear to have leveled off, as the business efficiencies produced over the last few years seem to be maximized. Balance sheets remain strong and corporations continue to hold record amounts of cash and cash equivalents in preparation for the unknown. Despite the economic uncertainty, 2012 stands to be one of the busiest years in recent history for new corporate issuance, with companies looking to capitalize on historically cheap rates. As such, the credit sector outperformed comparable-duration U.S. Treasuries by 7.34%, with financial names being among the best performers in the index, outpacing like-duration U.S. Treasuries by 12.52%.

The Portfolio’s sector allocations did not change dramatically throughout the year. We remained overweight in mortgage securities and asset-backed securities, and slightly overweight in commercial mortgage-backed securities; while modestly underweight in corporate bonds.

From a ratings perspective, lower credit-quality issues outperformed AAA issues, as investors looked to add incremental risk and yield to their portfolios. U.S. Government policies, such as the third round of quantitative easing and “Operation Twist”, were also effective tools to push investors down the quality spectrum. Specifically, A and BBB securities produced 7.54% and 8.75% excess returns, respectively, versus duration-neutral AAA issues. The Portfolio’s underweight in the BBB segment of the market was a slight detractor from performance for the period; however, below-investment-grade issues benefited results.

The Portfolio’s duration ended the year at 4.45 years compared to 4.78 years for the benchmark.

Douglas S. Swanson

Portfolio Manager

J.P. Morgan Investment Management Inc.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	4.98%	7.17%	5.77%	10/02/1986
Barclays U.S. Aggregate Bond *	4.22%	5.95%	5.18%
Service Class	4.75%	6.91%	5.46%	05/01/2003

NOTES

*  The Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) is an unmanaged index used as a general measure of market performance. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica JPMorgan Core Bond VP
Initial Class	$1,000.00	$1,019.90	$3.05	$1,022.12	$3.05	0.60%
Service Class	1,000.00	1,019.50	4.31	1,020.86	4.32	0.85

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the Portfolio by asset type)

(unaudited)

% of Net
Asset Type	Assets
U.S. Government Agency Obligations	41.3%
U.S. Government Obligations	22.1
Corporate Debt Securities	15.4
Mortgage-Backed Securities	9.8
Repurchase Agreement	6.6
Asset-Backed Securities	5.9

% of Net
Asset Type (Continued)	Assets
Securities Lending Collateral	2.2%
Foreign Government Obligations	0.7
Municipal Government Obligations	0.2
Other Assets and Liabilities - Net	(4.2)
Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 22.1%
U.S. Treasury Bond
4.50%, 05/15/2038	$100	$132
4.75%, 02/15/2037	290	396
5.00%, 05/15/2037	300	423
5.38%, 02/15/2031	150	214
6.13%, 08/15/2029	100	152
6.25%, 05/15/2030	425	657
6.63%, 02/15/2027	100	154
7.50%, 11/15/2016	2,550	3,232
8.00%, 11/15/2021	500	772
8.50%, 02/15/2020	815	1,227
8.75%, 05/15/2020 - 08/15/2020	2,700	4,172
11.25%, 02/15/2015	1,065	1,311
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029	108	154
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016	524	552
0.50%, 04/15/2015	374	390
0.63%, 04/15/2013	547	547
1.13%, 01/15/2021	529	621
1.25%, 04/15/2014	710	732
2.00%, 01/15/2014	626	646
U.S. Treasury Note
0.25%, 10/31/2013	300	300
1.00%, 11/30/2019	400	396
1.38%, 01/15/2013 - 11/30/2018	1,440	1,460
1.50%, 08/31/2018	2,000	2,071
1.75%, 04/15/2013 - 10/31/2018	4,500	4,634
1.88%, 02/28/2014 - 04/30/2014	1,200	1,225
2.25%, 01/31/2015 - 07/31/2018	905	961
2.50%, 03/31/2015	95	100
2.63%, 02/29/2016 - 11/15/2020	2,300	2,484
2.75%, 10/31/2013 - 12/31/2017	2,545	2,671
2.88%, 03/31/2018	700	776
3.13%, 04/30/2013 - 04/30/2017	1,350	1,406
3.25%, 12/31/2016 - 03/31/2017	5,750	6,381
3.38%, 07/31/2013 - 11/15/2019	850	885
3.50%, 02/15/2018 - 05/15/2020	1,400	1,604
3.88%, 02/15/2013	1,000	1,005
4.00%, 02/15/2015	600	647
4.25%, 08/15/2013 - 11/15/2017	800	864
4.50%, 02/15/2016	500	564
4.75%, 08/15/2017	1,035	1,229
U.S. Treasury STRIPS ▲
0.22%, 02/15/2014	300	$299
0.24%, 05/15/2014	270	269
0.29%, 11/15/2014	100	99
0.48%, 05/15/2016	2,200	2,167
0.52%, 08/15/2016	2,850	2,799
0.57%, 11/15/2016	500	490
0.63%, 02/15/2017	10,850	10,583
0.74%, 08/15/2017	500	484
0.79%, 11/15/2017	250	241
0.85%, 02/15/2018	50	48
0.97%, 08/15/2018	100	95
1.08%, 02/15/2019	155	146
1.13%, 05/15/2019	150	140
1.20%, 08/15/2019	850	789
1.33%, 02/15/2020	350	320

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury STRIPS ▲ (continued)
1.35%, 05/15/2020	$150	$137
1.39%, 05/15/2020	7,102	6,447
1.44%, 08/15/2020	4,200	3,786
1.48%, 11/15/2020	195	175
1.58%, 02/15/2021	105	93
1.64%, 05/15/2021	3,550	3,118
1.69%, 08/15/2021	300	261
1.75%, 11/15/2021	1,250	1,079
1.80%, 02/15/2022	550	471
2.02%, 02/15/2023	750	618
2.07%, 05/15/2023	250	204
2.24%, 05/15/2024	200	157
2.28%, 08/15/2024	100	78
2.32%, 11/15/2024	200	154
2.50%, 02/15/2026	100	73
2.58%, 08/15/2026	70	50
2.61%, 11/15/2026	1,350	956
2.64%, 02/15/2027	950	666
2.67%, 05/15/2027	300	208
2.69%, 08/15/2027	200	137
2.72%, 11/15/2027	350	238
2.73%, 02/15/2028	430	289
2.75%, 05/15/2028	50	33
2.78%, 08/15/2028	450	298
2.80%, 11/15/2028	200	131
2.82%, 02/15/2029	750	486
2.83%, 05/15/2029	150	96
2.84%, 08/15/2029	500	318
2.86%, 11/15/2029	225	142
2.87%, 02/15/2030	1,325	830
2.89%, 08/15/2030	350	215
2.91%, 11/15/2030	275	167
2.93%, 05/15/2031	450	269
2.94%, 08/15/2031	350	207
2.96%, 11/15/2031	300	176
2.97%, 02/15/2032	400	232
2.98%, 05/15/2032	200	115
2.99%, 08/15/2032	50	29
3.00%, 11/15/2032	450	254
3.02%, 05/15/2033	500	278
3.03%, 08/15/2033	400	220
3.04%, 11/15/2033	400	218
3.05%, 02/15/2034	325	176
3.06%, 05/15/2034	100	54
3.07%, 08/15/2034	150	79
3.08%, 11/15/2034	450	236
3.09%, 02/15/2035 - 05/15/2035	725	375

Total U.S. Government Obligations (cost $84,909)		92,145

U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.3%
Fannie Mae
0.43%, 06/25/2037 *	451	452
0.46%, 06/27/2036 *	284	282
0.47%, 11/25/2046 *	555	553
0.51%, 08/25/2041 *	499	500
0.55%, 01/01/2023 *	2,500	2,502
0.56%, 01/01/2023 - 08/25/2036 *	1,253	1,256
0.57%, 01/01/2023 *	1,000	1,256

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Fannie Mae (continued)
0.60%, 01/01/2023 *	$750	$750
0.61%, 05/25/2027 *	906	913
0.66%, 01/01/2023 *	500	500
0.71%, 08/25/2019 - 10/25/2042 *	2,662	2,684
0.76%, 08/01/2022 - 08/25/2042 *	1,980	1,983
0.78%, 06/01/2017 ▲	300	288
0.95%, 01/01/2019 *	494	494
0.98%, 04/01/2022 *	600	600
1.40%, 07/01/2017	1,000	1,022
1.94%, 07/01/2019	1,000	1,021
1.99%, 01/01/2017	1,000	1,016
2.03%, 08/01/2019	1,015	1,049
2.34%, 01/01/2023	1,000	1,006
2.36%, 01/01/2036 *	127	135
2.38%, 12/01/2022	1,000	1,031
2.40%, 02/01/2023	1,000	1,003
2.65%, 08/01/2022	500	516
2.67%, 07/01/2022	1,500	1,552
2.70%, 03/28/2022	450	452
2.97%, 11/01/2018	483	522
3.03%, 12/01/2021	492	528
3.12%, 01/01/2022	500	539
3.29%, 05/15/2030	400	226
3.38%, 01/01/2018	500	551
3.50%, 08/01/2032	966	1,033
3.54%, 01/01/2018	486	536
3.59%, 10/01/2020	100	111
3.64%, 10/01/2020	1,405	1,565
3.65%, 07/25/2021	866	962
3.73%, 06/25/2021	500	562
3.74%, 06/01/2018	1,482	1,670
3.76%, 06/25/2021 - 07/25/2021	2,000	2,226
3.77%, 08/01/2021	700	788
3.86%, 07/01/2021	980	1,110
3.87%, 08/01/2021	984	1,114
3.92%, 08/01/2021	1,500	1,705
3.94%, 07/01/2021	500	570
3.97%, 06/01/2021 - 07/01/2021	984	1,120
3.98%, 08/01/2021	975	1,107
3.99%, 07/01/2021	489	558
4.00%, 07/01/2018 - 04/25/2033	1,440	1,588
4.02%, 08/01/2021	1,317	1,506
4.05%, 08/01/2021	984	1,126
4.06%, 07/01/2021 - 09/01/2021	1,491	1,709
4.16%, 03/01/2021	488	561
4.23%, 03/01/2020	948	1,088
4.24%, 06/01/2021	1,000	1,157
4.25%, 04/01/2021	500	580
4.29%, 06/01/2021	493	576
4.32%, 06/01/2021	786	915
4.37%, 04/01/2020	242	281
4.38%, 04/01/2021	400	466
4.39%, 05/01/2021	250	292
4.45%, 07/01/2026	492	574
4.50%, 08/01/2018 - 08/25/2033	1,829	1,992
4.65%, 06/01/2021	982	1,162
5.00%, 12/01/2016 - 08/25/2040	6,475	7,209
5.10%, 01/01/2038 *	97	104

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Fannie Mae (continued)
5.50%, 03/01/2017 - 07/25/2038	$7,306	$8,124
5.75%, 06/25/2033	750	843
6.00%, 08/01/2014 - 11/25/2039	4,324	4,785
6.18%, 12/25/2042 *	237	288
6.46%, 10/25/2042 *	65	73
6.50%, 03/01/2017 - 05/25/2044	1,821	2,079
6.95%, 12/25/2042 *	117	142
7.00%, 09/01/2017 - 11/25/2041	3,156	3,742
7.18%, 08/25/2033 *	118	125
8.00%, 05/25/2022 - 06/01/2039	112	131
9.00%, 10/01/2019 - 06/01/2025	41	42
9.50%, 06/25/2018	64	71
10.00%, 03/25/2032 *	17	21
10.88%, 07/25/2035 *	161	200
12.15%, 09/25/2033 *	45	56
13.22%, 07/25/2033 *	90	107
13.58%, 03/25/2038 *	35	43
14.10%, 12/25/2032 *	29	38
15.08%, 11/25/2031 *	82	119
15.92%, 05/25/2034 *	94	129
16.85%, 07/25/2035 *	190	277
18.95%, 04/25/2034 - 05/25/2034 *	460	634
19.22%, 08/25/2032 *	99	124
22.37%, 06/25/2035 *	258	399
23.16%, 05/25/2034 *	37	57
23.80%, 03/25/2036 *	85	124
24.51%, 02/25/2032 *	22	37
25.36%, 10/25/2036 *	38	59
25.72%, 12/25/2036 *	56	92
Fannie Mae, IO
0.98%, 08/25/2042 *	1,113	31
1.89%, 01/25/2038 *	125	8
4.00%, 10/25/2014	296	13
4.46%, 04/25/2041 *	509	32
5.00%, 03/25/2023	224	18
5.50%, 05/25/2033	9	♦
5.64%, 09/25/2038 - 09/25/2038 *	711	97
5.70%, 02/25/2038 *	584	70
5.89%, 06/25/2037 *	367	59
5.97%, 12/25/2039 *	165	24
5.99%, 03/25/2038 *	147	24
6.21%, 04/25/2040 *	224	30
6.29%, 06/25/2023 *	115	15
6.33%, 09/25/2037 *	180	33
6.34%, 02/25/2039 *	191	36
6.37%, 06/25/2036 *	156	22
6.49%, 03/25/2036 *	1,703	368
6.50%, 05/25/2033	104	19
6.94%, 07/25/2037 *	379	79
7.00%, 06/25/2033	108	19
Fannie Mae, PO
01/25/2019 - 11/25/2036	2,069	1,963
Fannie Mae STRIPS
2.39%, 11/15/2021 ▲	400	326
Fannie Mae STRIPS, PO
08/01/2032	176	165
Financing Corp. Fico STRIPS
1.13%, 11/30/2017 ▲	1,000	939

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Financing Corp. Fico STRIPS (continued)
1.42%, 09/26/2019 ▲	$1,000	$899
1.44%, 05/11/2018 ▲	1,700	1,594
Freddie Mac
0.56%, 07/15/2034 *	382	383
0.61%, 07/15/2037 - 10/15/2041 *	1,843	1,852
0.65%, 02/15/2037 *	65	66
0.66%, 03/15/2039 - 08/15/2039*	1,655	1,665
0.71%, 08/15/2042 *	987	998
0.76%, 07/15/2042 *	989	993
1.36%, 10/25/2044 *	455	454
2.46%, 07/01/2036 *	119	126
2.49%, 08/01/2036 - 10/01/2036*	224	238
2.51%, 09/01/2034 *	121	129
2.59%, 10/01/2036 *	94	100
2.70%, 03/01/2037 *	123	132
2.71%, 11/01/2036 *	110	118
2.86%, 02/01/2037 *	235	249
3.50%, 01/01/2032 - 07/15/2042	2,733	2,940
4.00%, 05/01/2019 - 06/01/2042	2,161	2,361
4.50%, 12/15/2018 - 05/01/2041	1,326	1,400
4.89%, 02/01/2036 *	468	503
5.00%, 10/01/2017 - 05/15/2041	3,180	3,458
5.02%, 01/01/2035 *	152	164
5.50%, 03/15/2017 - 08/01/2038	6,230	6,984
5.50%, 05/15/2041 *	275	297
5.61%, 05/01/2036 *	103	110
6.00%, 12/15/2013 - 09/15/2036	5,725	6,399
6.04%, 06/01/2036 *	367	395
6.35%, 12/01/2036 *	24	26
6.38%, 03/15/2032	295	325
6.40%, 11/15/2023	106	119
6.50%, 10/15/2013 - 02/25/2043	2,646	2,981
6.80%, 07/25/2032 *	291	332
7.00%, 03/15/2024 - 02/25/2043	3,061	3,527
7.25%, 09/15/2030 - 12/15/2030	522	612
7.50%, 02/15/2023 - 08/15/2030	292	338
7.50%, 08/25/2042 *	114	135
8.00%, 01/15/2030	415	495
8.50%, 09/15/2020	50	55
8.69%, 11/15/2033 *	3	3
8.84%, 10/15/2033 *	8	8
9.86%, 07/15/2032 *	155	204
12.87%, 07/15/2033 *	150	179
13.78%, 05/15/2030 *	46	49
14.38%, 09/15/2033 *	37	48
16.80%, 02/15/2040 *	100	158
23.73%, 06/15/2034 *	201	300
Freddie Mac, IO
4.06%, 01/15/2040 *	558	29
4.50%, 07/15/2037	393	32
5.00%, 09/15/2035	259	33
5.50%, 07/15/2024	50	2
5.79%, 11/15/2037 - 02/15/2039 *	663	83
5.99%, 06/15/2038 *	810	142
6.21%, 11/15/2037 *	285	43
6.59%, 04/15/2038 *	204	33
6.79%, 02/15/2033 *	8	♦
6.89%, 03/13/2033 - 07/15/2036 *	226	29

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac,IO (Continued)
7.34%, 02/15/2033 *	$9	$♦
7.49%, 07/15/2017 *	134	10
7.79%, 03/15/2032 *	103	25
Freddie Mac, PO
03/15/2019 - 01/15/2040	2,126	2,041
Ginnie Mae
0.64%, 04/20/2060 *	994	994
0.66%, 11/20/2059 * Ə	490	490
0.66%, 03/20/2060 *	400	400
0.68%, 01/20/2061 *	999	1,000
0.76%, 07/20/2062 *	300	303
0.79%, 09/20/2062 *	1,000	1,005
0.86%, 05/20/2061 *	400	403
0.91%, 05/20/2061 *	448	451
1.65%, 01/20/2063 Ə	1,500	1,513
1.65%, 02/20/2063 * Ə	1,000	997
5.00%, 04/16/2023 - 07/16/2033	1,640	1,930
5.50%, 12/20/2013 - 09/20/2039	3,110	3,546
5.54%, 07/20/2040 *	839	960
5.79%, 12/20/2038 *	360	402
6.00%, 08/20/2016 - 08/20/2039	1,327	1,480
6.50%, 10/16/2024 - 06/20/2033	4,275	5,069
7.00%, 07/15/2017	23	25
7.33%, 11/20/2030	34	40
7.50%, 11/20/2029	127	151
8.00%, 01/15/2016 - 06/20/2030	140	168
8.50%, 02/16/2030	372	440
9.00%, 05/16/2027	24	28
12.98%, 10/20/2037 *	110	138
15.93%, 06/17/2035 *	82	105
16.26%, 05/18/2034 *	58	68
19.09%, 04/16/2034 *	87	118
19.57%, 09/20/2037 *	59	84
22.54%, 04/20/2037 *	153	220
28.43%, 09/20/2034 *	80	135
31.59%, 04/20/2031 *	22	45
Ginnie Mae, IO
5.49%, 12/20/2038 *	188	27
5.50%, 01/20/2032 - 10/16/2037	599	64
5.62%, 02/20/2038 *	316	42
5.79%, 11/20/2037 *	300	41
5.87%, 06/20/2039 *	268	38
5.89%, 10/20/2034 - 08/20/2039 *	814	116
5.99%, 03/20/2037 - 06/20/2038 *	585	90
6.06%, 04/20/2039 *	320	43
6.09%, 09/20/2035 - 03/20/2039 *	849	123
6.14%, 03/20/2039 *	308	41
6.19%, 05/16/2038 - 06/16/2039 *	1,111	173
6.26%, 06/16/2037 *	257	41
6.29%, 03/16/2034 - 10/20/2037 *	824	101
6.34%, 11/20/2037 - 12/20/2037 *	299	50
6.49%, 07/20/2036 *	200	22
6.50%, 03/20/2039	145	23
6.54%, 11/20/2033 - 07/20/2037 *	612	103
6.56%, 08/20/2037 *	442	73
6.60%, 04/16/2037 *	142	27
6.69%, 03/20/2038 *	163	29
6.74%, 10/20/2032 *	385	33
7.74%, 04/16/2032 *	192	51

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Ginnie Mae, PO
02/17/2033 - 01/20/2038	$811	$770
NCUA Guaranteed Notes
2.90%, 10/29/2020	300	320
Residual Funding Corp., Principal STRIPS ▲
1.60%, 10/15/2019	1,200	1,088
1.81%, 07/15/2020	2,750	2,432
2.19%, 10/15/2020	1,220	1,068
Tennessee Valley Authority
4.63%, 09/15/2060	22	26
5.88%, 04/01/2036	50	69
Tennessee Valley Authority Generic STRIPS
1.79%, 05/01/2019 ▲	200	179
Tennessee Valley Authority Principal STRIPS ▲
3.44%, 11/01/2025	250	169
3.49%, 01/15/2038	150	60

Total U.S. Government Agency Obligations (cost $164,040)		171,980

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
African Development Bank
8.80%, 09/01/2019	225	300
Corp. Andina de Fomento
5.20%, 05/21/2013	100	102
Israel Government AID Bond
1.72%, 03/15/2019 ▲	1,000	918
2.91%, 02/15/2025 ▲	500	351
5.50%, 09/18/2033	100	135
Mexico Government International Bond
4.75%, 03/08/2044	60	68
Province of Ontario Canada
0.95%, 05/26/2015	250	253
1.65%, 09/27/2019	173	173
2.70%, 06/16/2015	100	105
United Mexican States
6.38%, 01/16/2013	75	75
7.50%, 04/08/2033 ^	300	461

Total Foreign Government Obligations (cost $2,689)		2,941

MORTGAGE-BACKED SECURITIES - 9.8%
A10 Securitization LLC
Series 2012-1, Class A
3.49%, 04/15/2024 - 144A	207	208
American General Mortgage Loan Trust
Series 2009-1, Class A4
5.75%, 09/25/2048 - 144A *	131	132
Series 2009-1, Class A5
5.75%, 09/25/2048 - 144A *	200	203
Series 2009-1, Class A7
5.75%, 09/25/2048 - 144A *	200	208
Series 2010-1A, Class A1
5.15%, 03/25/2058 - 144A *	76	79
Series 2010-1A, Class A2
5.65%, 03/25/2058 - 144A *	144	152
ASG Resecuritization Trust
Series 2009-1, Class A60
2.46%, 06/26/2037 - 144A *	170	167
Series 2009-2, Class A55
5.09%, 05/24/2036 - 144A *	74	75
Series 2009-3, Class A65
2.50%, 03/26/2037 - 144A *	223	223

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
ASG Resecuritization Trust (continued)
Series 2009-4, Class A60
6.00%, 06/28/2037 - 144A	$201	$206
Series 2010-3, Class 2A22
0.40%, 10/28/2036 - 144A *	67	67
Banc of America Alternative Loan Trust
Series 2003-7, Class 1CB1
5.50%, 09/25/2033	267	271
Series 2003-7, Class 2A4
5.00%, 09/25/2018	37	38
Banc of America Commercial Mortgage, Inc.
Series 2005-6, Class ASB
5.19%, 09/10/2047 *	93	96
Banc of America Funding Corp.
Series 2005-E, Class 4A1
2.67%, 03/20/2035 *	341	336
Series 2010-R5, Class 1A1
5.50%, 10/26/2037 - 144A	198	206
Series 2010-R11A, Class 1A6
5.36%, 08/26/2035 - 144A *	131	138
Series 2012-R6, Class 1A1
3.00%, 10/26/2039 - 144A	397	397
Banc of America Funding Corp., PO
Series 2004-1
03/25/2034	65	51
Series 2005-7, Class 30
11/25/2035	91	71
Series 2005-8, Class 30
01/25/2036	31	23
Banc of America Merrill Lynch Commercial
Mortgage, Inc.
Series 2005-3, Class AM
4.73%, 07/10/2043	50	53
Series 2006-3, Class A4
5.89%, 07/10/2044 *	155	177
Series 2006-5, Class A4
5.41%, 09/10/2047	75	85
Banc of America Mortgage Securities, Inc.
Series 2003-J, Class 3A2
3.12%, 11/25/2033 *	243	243
Series 2004-3, Class 1A26
5.50%, 04/25/2034	400	408
Series 2004-6, Class 1A3
5.50%, 05/25/2034	226	235
Banc of America Re-REMIC Trust
Series 2012-PARK, Class A
2.96%, 12/10/2030 - 144A	100	103
BB-UBS Trust
Series 2012-TFT, Class A
2.89%, 06/05/2030 - 144A	350	356
BCAP LLC Trust
Series 2010-RR7, Class 2A1
2.69%, 07/26/2045 - 144A *	218	206
Series 2011-RR10, Class 2A1
3.18%, 09/26/2037 - 144A *	424	377
Series 2012-RR2, Class 1A1
0.38%, 08/26/2036 - 144A *	391	373
Series 2012-RR3, Class 2A5
4.93%, 05/26/2037 - 144A	410	404
Series 2012-RR4, Class 8A3
0.44%, 06/26/2047 - 144A *	500	461
Series 2012-RR10, Class 1A1
0.43%, 02/26/2037 - 144A *	478	444

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
BCAP LLC Trust (continued)
Series 2012-RR10, Class 3A1
0.40%, 05/26/2036 - 144A *	$479	$443
Bear Stearns Adjustable Rate Mortgage Trust
Series 2006-1, Class A1
2.37%, 02/25/2036 *	229	222
CD Commercial Mortgage Trust
Series 2005-CD1, Class AJ
5.22%, 07/15/2044 *	100	106
Chase Mortgage Finance Corp.
Series 2004-S3, Class 2A5
5.50%, 03/25/2034	158	165
Series 2007-A1, Class 1A3
3.04%, 02/25/2037 *	320	320
Series 2007-A2, Class 2A1
3.03%, 07/25/2037 *	146	145
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 2A5
5.25%, 10/25/2033	127	130
Series 2010-8, Class 5A6
4.00%, 11/25/2036 - 144A	932	969
Series 2010-8, Class 6A6
4.50%, 12/25/2036 - 144A	1,007	1,054
Series 2011-3, Class 1A1
0.29%, 02/25/2047 - 144A *	62	62
Series 2011-5, Class 1A1
0.40%, 02/25/2046 - 144A *	94	87
Series 2011-10, Class 4A1
0.40%, 02/25/2046 - 144A *	122	116
Series 2012-A, Class A
2.50%, 06/25/2051 - 144A	244	241
Commercial Mortgage Pass-Through Certificates
Series 2001-J2A, Class B
6.30%, 07/16/2034 - 144A	4,000	4,000
Series 2012-MVP, Class A
2.15%, 11/17/2026 - 144A *	100	101
Countrywide Alternative Loan Trust
Series 2004-2CB, Class 1A9
5.75%, 03/25/2034	417	411
Series 2004-18CB, Class 2A4
5.70%, 09/25/2034	89	91
Series 2005-28CB, Class 1A4
5.50%, 08/25/2035	448	423
Series 2005-54CB, Class 1A11
5.50%, 11/25/2035	179	156
Countrywide Alternative Loan Trust, IO
Series 2005-20CB, Class 3A8
4.54%, 07/25/2035 *	751	88
Series 2005-22T1, Class A2
4.86%, 06/25/2035 *	1,309	206
Series 2005-J1, Class 1A4
4.89%, 02/25/2035 *	731	98
Countrywide Alternative Loan Trust, PO
Series 2003-J1
10/25/2033	49	46
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-3, Class A26
5.50%, 04/25/2034	296	305
Series 2004-3, Class A4
5.75%, 04/25/2034	178	184
Series 2004-7, Class 2A1
2.99%, 06/25/2034 *	66	65

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Countrywide Home Loan Mortgage Pass-Through Trust (continued)
Series 2004-8, Class 2A1
4.50%, 06/25/2019	$72	$74
Series 2004-HYB1, Class 2A
2.92%, 05/20/2034 *	58	57
Series 2005-22, Class 2A1
3.01%, 11/25/2035 *	358	283
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4
5.25%, 09/25/2033	118	123
Series 2003-27, Class 5A4
5.25%, 11/25/2033	142	148
Series 2004-5, Class 3A1
5.25%, 08/25/2019	64	65
Credit Suisse Mortgage Capital Certificates
Series 2006-C2, Class A3
5.68%, 03/15/2039 *	150	169
Series 2010-11R, Class A6
1.21%, 06/28/2047 - 144A *	1,168	1,105
Series 2010-12R, Class 14A1
2.91%, 09/26/2046 - 144A *	75	74
Series 2011-1R, Class A1
1.21%, 02/27/2047 - 144A *	316	314
Series 2011-6R, Class 3A1
2.96%, 07/28/2036 - 144A *	112	106
Series 2011-7R, Class A1
1.46%, 08/28/2047 - 144A *	345	341
Series 2011-9R, Class A1
2.21%, 03/27/2046 - 144A *	404	406
Series 2012-3R, Class 1A1
3.25%, 07/27/2037 - 144A *	245	247
CW Capital Cobalt, Ltd.
Series 2006-C1, Class A4
5.22%, 08/15/2048	75	85
DBRR Trust
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	113	113
Deutsche Mortgage Securities, Inc.
Series 2010-RS2, Class A1
1.46%, 06/28/2047 - 144A *	46	46
First Horizon Asset Securities, Inc.
Series 2004-AR7, Class 2A1
2.56%, 02/25/2035 *	4	4
Fontainebleau Miami Beach Trust
Series 2012-FBLU, Class A
2.89%, 05/05/2027 - 144A	329	341
GMAC Mortgage Corp., Loan Trust
Series 2003-J7, Class A10
5.50%, 11/25/2033	62	64
Series 2004-J5, Class A7
6.50%, 01/25/2035	92	95
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class AM
5.87%, 07/10/2038 *	50	56
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF
0.56%, 03/25/2035 - 144A *	306	257
Series 2005-RP3, Class 1AF
0.56%, 09/25/2035 - 144A *	182	152
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4
5.50%, 05/25/2034	291	306
Series 2004-8F, Class 2A3
6.00%, 09/25/2034	243	254

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust (continued)
Series 2005-7F, Class 3A9
6.00%, 09/25/2035	$313	$318
Series 2006-1F, Class 2A4
6.00%, 02/25/2036	251	238
Series 2007-1F, Class 2A4
5.50%, 01/25/2037	460	473
Impac Secured Assets CMN Owner Trust
Series 2006-1, Class 2A1
0.56%, 05/25/2036 *	210	207
Series 2006-2, Class 2A1
0.56%, 08/25/2036 *	93	93
IndyMac Index Mortgage Loan Trust, IO
Series 2005-AR11, Class A7
1.00%, 08/25/2035 *	1,343	¿
JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2003-PM1A, Class A4
5.33%, 08/12/2040 *	372	376
Series 2006-CB15, Class A4
5.81%, 06/12/2043 *	131	149
JPMorgan Chase Commercial Mortgage
Securities Corp., IO
Series 2006-LDP8, Class X
0.54%, 05/15/2045 *	5,267	84
JPMorgan Mortgage Trust
Series 2006-A2, Class 5A3
2.91%, 11/25/2033 *	149	151
LVII Resecuritization Trust
Series 2009-2, Class A5
3.00%, 09/27/2037 - 144A *	57	57
Series 2009-2, Class M3
5.38%, 09/27/2037 - 144A *	300	310
MASTR Adjustable Rate Mortgages Trust
Series 2004-3, Class 4A2
2.60%, 04/25/2034 *	50	50
Series 2004-13, Class 2A1
2.67%, 04/21/2034 *	195	200
Series 2004-13, Class 3A7
2.63%, 11/21/2034 *	100	103
MASTR Alternative Loans Trust
Series 2004-5, Class 5A1
4.75%, 06/25/2019	89	90
Series 2004-10, Class 1A1
4.50%, 09/25/2019	98	100
MASTR Asset Securitization Trust
Series 2003-10, Class 3A1
5.50%, 11/25/2033	208	219
MASTR Resecuritization Trust, PO
Series 2005, Class 3
05/28/2035 - 144A	179	143
Merrill Lynch Mortgage Trust
Series 2005-MCP1, Class ASB
4.67%, 06/12/2043 *	139	139
MLCC Mortgage Investors, Inc.
Series 2004-1, Class 2A1
2.50%, 12/25/2034 *	226	229
Morgan Stanley Capital I, Inc.
Series 2004-HQ4, Class A7
4.97%, 04/14/2040	125	132
Series 2011-C3, Class A3
4.05%, 07/15/2049	100	113
Morgan Stanley Re-REMIC
1.00%, 03/27/2051	342	337

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Re-REMIC Trust
Series 2009-IO, Class A2
5.00%, 07/17/2056 - 144A	$300	$306
Series 2010-C30A, Class A3A
3.25%, 12/17/2043 - 144A	120	120
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	134	135
Series 2012-XA, Class A
2.00%, 07/27/2049 - 144A	666	674
Series 2012-XA, Class B
0.25%, 07/27/2049 - 144A	150	113
Morgan Stanley Re-REMIC Trust, PO
Series 2009-IO, Class B
07/17/2056 - 144A	350	312
MortgageIT Trust
Series 2005-1, Class 1A1
0.53%, 02/25/2035 *	77	73
Nomura Asset Acceptance Corp.
Series 2003-A1, Class A2
6.00%, 05/25/2033	14	14
Series 2003-A1, Class A5
7.00%, 04/25/2033	19	19
NorthStar Mortgage Trust
Series 2012-1, Class A
1.41%, 08/25/2029 - 144A *	334	334
PHH Alternative Mortgage Trust, IO
Series 2007-2, Class 2X
6.00%, 05/25/2037	415	85
RALI Trust
Series 2002-QS16, Class A3
16.18%, 10/25/2017 *	20	23
Series 2003-QS3, Class A2
16.04%, 02/25/2018 *	22	24
Series 2003-QS19, Class A1
5.75%, 10/25/2033	149	155
Series 2004-QS3, Class CB
5.00%, 03/25/2019	166	173
RAMP Trust
Series 2004-RS11, Class M1
0.83%, 11/25/2034 *	330	323
Series 2006-RZ1, Class A3
0.51%, 03/25/2036 *	300	273
RBSSP Resecuritization Trust
Series 2010-9, Class 7A5
4.00%, 05/26/2037 - 144A *	191	198
RCMC LLC
Series 2012-CRE1, Class A
5.62%, 11/15/2044 - 144A	250	251
RFMSI Trust, PO
Series 2004-S6, Class 2A6
06/25/2034	39	33
Sequoia Mortgage Trust
Series 2003-1, Class 1A
0.97%, 04/20/2033 *	187	185
Springleaf Mortgage Loan Trust
Series 2011-1A, Class A1
4.05%, 01/25/2058 - 144A *	222	228
Series 2011-1A, Class A2
5.45%, 01/25/2058 - 144A *	300	316
Series 2012-1A, Class A
2.67%, 09/25/2057 - 144A *	187	189
Series 2012-1A, Class M3
6.00%, 09/25/2057 - 144A *	250	247

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Springleaf Mortgage Loan Trust (continued)
Series 2012-2A, Class A
2.22%, 10/25/2057 - 144A *	$442	$456
Series 2012-2A, Class M4
6.00%, 10/25/2057 - 144A *	300	313
Series 2012-3A, Class A
1.57%, 12/25/2059 - 144A *	579	583
Series 2012-3A, Class M1
2.66%, 12/25/2059 - 144A *	103	103
Series 2012-3A, Class M2
3.56%, 12/25/2059 - 144A *	165	165
Structured Asset Mortgage Investments, Inc.
Series 2004-AR5, Class 1A1
0.87%, 10/19/2034 *	102	99
Series 2005-AR5, Class A3
0.46%, 07/19/2035 *	382	376
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class A3
5.57%, 08/15/2039 *	46	49
UBS-BAMLL Trust
Series 2012-WRM, Class A
3.66%, 06/10/2030 - 144A	231	247
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4
3.53%, 05/10/2063	130	141
UBS-Barclays Commercial Mortgage Trust, IO
Series 2012-C2, Class XA
1.83%, 05/10/2063 - 144A *	1,089	114
Vendee Mortgage Trust
Series 1997-1, Class 2Z
7.50%, 02/15/2027	728	861
Vericrest Opportunity Loan Transferee
Series 2012-NL1A, Class A1
4.21%, 03/25/2049 - 144A *	16	16
Series 2012-NL2A, Class A1
2.49%, 02/26/2052 - 144A	393	394
Series 2012-NL3A, Class A
3.48%, 11/25/2060 - 144A *	684	684
VNO Mortgage Trust
Series 2012-6AVE, Class A
3.00%, 11/15/2030 - 144A	194	200
Wachovia Bank Commercial Mortgage Trust
Series 2005-C22, Class A4
5.29%, 12/15/2044 *	300	335
Wachovia Bank Commercial Mortgage Trust, IO
Series 2006-C24, Class XC
0.05%, 03/15/2045 - 144A *	14,086	60
WaMu Mortgage Pass-Through Certificates
Series 2003-AR6, Class A1
2.44%, 06/25/2033 *	104	106
Series 2003-AR11, Class A6
2.47%, 10/25/2033 *	320	327
Series 2003-S3, Class 1A4
5.50%, 06/25/2033	153	160
Series 2003-S9, Class A8
5.25%, 10/25/2033	224	235
Series 2003-S11, Class 2A5
16.47%, 11/25/2033 *	2	2
Series 2004-AR3, Class A2
2.57%, 06/25/2034 *	54	55
Series 2005-4, Class CB7
5.50%, 06/25/2035	343	328

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, IO
Series 2005-2, Class 1A4
4.84%, 04/25/2035 *	$1,181	$207
Series 2005-3, Class CX
5.50%, 05/25/2035	388	106
WaMu Mortgage Pass-Through Certificates, PO
Series 2003-MS7, Class P
03/25/2033	27	24
Wells Fargo Mortgage Backed Securities Trust
Series 2003-11, Class 1A10
4.75%, 10/25/2018	133	137
Series 2003-G, Class A1
4.10%, 06/25/2033 *	277	281
Series 2003-K, Class 1A1
4.44%, 11/25/2033 *	51	52
Series 2004-7, Class 2A2
5.00%, 07/25/2019	49	51
Series 2004-BB, Class A4
2.62%, 01/25/2035 *	82	83
Series 2004-EE, Class 3A1
3.05%, 12/25/2034 *	59	61
Series 2004-I, Class 1A1
2.79%, 07/25/2034 *	253	256
Series 2004-P, Class 2A1
2.62%, 09/25/2034 *	340	344
Series 2004-V, Class 1A1
2.66%, 10/25/2034 *	112	114
Series 2005-AR8, Class 2A1
2.74%, 06/25/2035 *	82	84
Wells Fargo Mortgage Loan Trust
Series 2012-RR1, Class A1
2.85%, 08/27/2037 - 144A *	120	122
Wells Fargo Re-REMIC Trust
Series 2012-IO, Class A
1.75%, 08/20/2021 - 144A	468	471

Total Mortgage-Backed Securities (cost $39,322)		40,707

ASSET-BACKED SECURITIES - 5.9%
Academic Loan Funding Trust
Series 2012-1A, Class A1
1.01%, 12/27/2022 - 144A *	206	207
AH Mortgage Advance Trust
Series SART-1, Class A1R
2.23%, 05/10/2043 - 144A	250	250
Series SART-1, Class A2
3.37%, 05/10/2043 - 144A	604	605
Series SART-2, Class A1
3.27%, 09/15/2043 - 144A	240	243
Series SART-2, Class B1
6.90%, 09/15/2043 - 144A	100	100
Ally Auto Receivables Trust
Series 2012-1, Class A3
0.93%, 02/16/2016	106	107
Series 2012-3, Class A3
0.85%, 08/15/2016	69	69
Series 2012-4, Class A2
0.48%, 05/15/2015	259	259
Series 2012-5, Class A2
0.45%, 07/15/2015	297	297
American Credit Acceptance Receivables Trust
Series 2012-1, Class A2
3.04%, 10/15/2015 -144A	72	72

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
American Credit Acceptance Receivables Trust (continued)
Series 2012-2, Class A
1.89%, 07/15/2016 - 144A	$316	$318
Series 2012-3, Class A
1.64%, 11/15/2016 - 144A	225	225
AmeriCredit Automobile Receivables Trust
Series 2010-3, Class A3
1.14%, 04/08/2015	55	55
Series 2011-3, Class A2
0.84%, 11/10/2014	32	32
Series 2011-4, Class A2
0.92%, 03/09/2015	41	41
Series 2011-4, Class A3
1.17%, 05/09/2016	283	285
Series 2011-5, Class A3
1.55%, 07/08/2016	159	161
Series 2012-1, Class A2
0.91%, 10/08/2015	74	74
Series 2012-2, Class A3
1.05%, 10/11/2016	49	49
Series 2012-3, Class A2
0.71%, 12/08/2015	180	180
Series 2012-3, Class A3
0.96%, 01/09/2017	100	101
Series 2012-4, Class A2
0.49%, 04/08/2016	109	109
Series 2012-5, Class A2
0.51%, 01/08/2016	125	125
Series 2012-5, Class A3
0.62%, 06/08/2017	48	48
Ascentium Equipment Receivables LLC
Series 2012-1A, Class A
1.83%, 09/15/2019 - 144A	133	133
Bank of America Auto Trust
Series 2010-2, Class A4
1.94%, 06/15/2017	125	126
Series 2012-1, Class A3
0.78%, 06/15/2016	118	119
BMW Vehicle Lease Trust
Series 2012-1, Class A3
0.75%, 02/20/2015	93	93
BXG Receivables Note Trust
Series 2012-A, Class A
2.66%, 12/02/2027 - 144A	157	157
California Republic Auto Receivables Trust
Series 2012-1, Class A
1.18%, 08/15/2017 - 144A	254	254
CarMax Auto Owner Trust
Series 2011-1, Class A3
1.29%, 09/15/2015	87	87
Series 2011-1, Class A4
2.16%, 09/15/2016	130	134
Series 2011-3, Class A3
1.07%, 06/15/2016	270	272
Series 2012-3, Class A2
0.43%, 09/15/2015	249	249
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-6, Class 1A7
4.28%, 11/25/2034 *	118	114
CNH Equipment Trust
Series 2012-A, Class A2
0.65%, 07/15/2015	97	97

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
CNH Equipment Trust (continued)
Series 2012-A, Class A3
0.94%, 05/15/2017	$99	$100
Series 2012-C, Class A2
0.44%, 02/16/2016	475	476
Concord Funding Co. LLC
Series 2012-2, Class A
3.15%, 01/15/2017 - 144A	350	350
CPS Auto Trust
Series 2011-C, Class A
4.21%, 03/15/2019 - 144A	110	115
Series 2012-A, Class A
2.78%, 06/17/2019 - 144A	62	64
Series 2012-B, Class A
2.52%, 09/16/2019 - 144A	358	360
Series 2012-C, Class A
1.82%, 12/16/2019 - 144A	224	224
Series 2012-D, Class A
1.48%, 03/16/2020 - 144A	115	115
Credit Acceptance Auto Loan Trust
Series 2012-2A, Class A
1.52%, 03/16/2020 - 144A	272	272
Credit-Based Asset Servicing and Securitization LLC
Series 2006-CB1, Class AF2
4.19%, 01/25/2036 *	29	19
DT Auto Owner Trust
Series 2012-2A, Class A
0.91%, 11/16/2015 - 144A	103	103
Exeter Automobile Receivables Trust
Series 2012-2A, Class A
1.30%, 06/15/2017 - 144A	233	234
First Investors Auto Owner Trust
Series 2012-2A, Class A2
1.47%, 05/15/2018 - 144A	200	200
Ford Credit Auto Lease Trust
Series 2011-A, Class A2
0.74%, 09/15/2013	24	24
Ford Credit Auto Owner Trust
Series 2009-B, Class A4
4.50%, 07/15/2014	64	64
Series 2012-A, Class A3
0.84%, 08/15/2016	246	247
Series 2012-B, Class A3
0.72%, 12/15/2016	100	100
Series 2012-D, Class A2
0.40%, 09/15/2015	100	100
Series 2012-D, Class A3
0.51%, 04/15/2017	100	100
Fortress Opportunities Residential Transaction
Series 2011-1A, Class A1
7.21%, 10/25/2047 - 144A *	178	179
GE Equipment Midticket LLC
Series 2012-1, Class A2
0.47%, 01/22/2015	350	351
Series 2012-1, Class A3
0.60%, 05/23/2016	400	401
Series 2012-1, Class A4
0.78%, 09/22/2020	150	150
GE Equipment Transportation LLC
Series 2012-2, Class A2
0.47%, 04/24/2015	91	91

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
HLSS Servicer Advance Receivables Backed Notes
Series 2012-T2, Class A1
1.34%, 10/15/2043 - 144A	$186	$186
Series 2012-T2, Class A2
1.99%, 10/15/2045 - 144A	195	198
Honda Auto Receivables Owner Trust
Series 2011-1, Class A4
1.80%, 04/17/2017	75	76
Series 2012-2, Class A3
0.70%, 02/16/2016	83	83
Huntington Auto Trust
Series 2011-1A, Class A2
0.76%, 04/15/2014 - 144A	54	54
Series 2011-1A, Class A3
1.01%, 01/15/2016 - 144A	200	201
Series 2011-1A, Class A4
1.31%, 11/15/2016 - 144A	200	203
Series 2012-1, Class A3
0.81%, 09/15/2016	100	100
Series 2012-2, Class A2
0.38%, 09/15/2015	206	206
Hyundai Auto Receivables Trust
Series 2010-B, Class A3
0.97%, 04/15/2015	28	28
Series 2010-B, Class A4
1.63%, 03/15/2017	65	66
Series 2012-B, Class A2
0.54%, 01/15/2015	203	203
Series 2012-B, Class A3
0.62%, 09/15/2016	119	119
John Deere Owner Trust
Series 2011-A, Class A3
1.29%, 01/15/2016	36	36
Series 2012-B, Class A2
0.43%, 02/17/2015	183	183
Series 2012-B, Class A4
0.69%, 01/15/2019	182	182
LAI Vehicle Lease Securitization Trust
Series 2010-A, Class A
2.55%, 09/15/2016 - 144A	46	46
Lake Country Mortgage Loan Trust
Series 2006-HE1, Class A3
0.56%, 07/25/2034 - 144A *	101	100
Macquarie Equipment Funding Trust
Series 2012-A, Class A2
0.61%, 04/20/2015 - 144A	400	401
Madison Avenue Manufactured Housing Contract
Series 2002-A, Class M2
2.46%, 03/25/2032 *	250	244
Mercedes-Benz Auto Receivables Trust
Series 2012-1, Class A2
0.37%, 03/16/2015	103	103
MMCA Automobile Trust
Series 2012-A, Class A4
1.57%, 08/15/2017 - 144A	300	303
Newcastle Investment Trust
Series 2011-MH1, Class A
2.45%, 12/10/2033 - 144A	30	30
Nissan Auto Lease Trust
Series 2012-B, Class A2A
0.45%, 06/15/2015	157	157
Nissan Auto Receivables Owner Trust
Series 2010-A, Class A3
0.87%, 07/15/2014	37	37

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust (continued)
Series 2010-A, Class A4
1.31%, 09/15/2016	$60	$61
Series 2012-A, Class A3
0.73%, 05/16/2016	78	78
NYMT Residential, LLC
Series 2012-RP1A
4.25%, 12/25/2017 *	400	400
Park Place Securities, Inc.
Series 2004-MCW1, Class M1
0.84%, 10/25/2034 *	311	304
PennyMac Loan Trust
Series 2011-NPL1, Class A
5.25%, 09/25/2051 - 144A *	52	52
Series 2012-NPL1, Class A
3.42%, 05/28/2052 - 144A *	213	213
Real Estate Asset Trust
Series 2012-3A, Class A1
2.73%, 11/25/2042 - 144A *	475	475
Residential Credit Solutions Trust
Series 2011-1, Class A1
6.00%, 03/25/2041 - 144A	100	101
Resort Finance America LLC
5.75%, 09/05/2018	829	829
Series 2012-1, Class A1
6.25%, 07/05/2018	450	450
RMAT
Series 2012-1A, Class A1
2.73%, 08/26/2052 - 144A *	319	324
Santander Drive Auto Receivables Trust
Series 2010-A, Class A4
2.39%, 06/15/2017 - 144A	100	102
Series 2011-S2A, Class B
2.06%, 06/15/2017 - 144A	17	17
Series 2011-S2A, Class D
3.35%, 06/15/2017 - 144A	164	165
Series 2012-1, Class A2
1.25%, 04/15/2015	147	148
Series 2012-1, Class A3
1.49%, 10/15/2015	41	41
Series 2012-2, Class A2
0.91%, 05/15/2015	69	70
Series 2012-2, Class A3
1.22%, 12/15/2015	53	53
Series 2012-3, Class A3
1.08%, 04/15/2016	33	33
Series 2012-5, Class A2
0.57%, 12/15/2015	95	95
Series 2012-5, Class A3
0.83%, 12/15/2016	60	60
Series 2012-6, Class A2
0.47%, 09/15/2015	300	300
Series 2012-6, Class A3
0.62%, 07/15/2016	44	44
Saxon Asset Securities Trust
Series 2003-1, Class AF6
4.80%, 06/25/2033 *	62	63
SNAAC Auto Receivables Trust
Series 2012-1A, Class A
1.78%, 06/15/2016 - 144A	75	75
Stanwich Mortgage Loan Trust
Series 2012-NPL4, Class A
2.98%, 09/15/2042 - 144A	580	581

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Stanwich Mortgage Loan Trust (continued)
Series 2012-NPL5, Class A
2.98%, 10/18/2042 - 144A	$706	$708
Structured Asset Investment Loan Trust
Series 2005-5, Class A9
0.48%, 06/25/2035 *	62	62
Structured Asset Securities Corp.
Series 2003-29, Class 1A1
4.75%, 09/25/2018	233	239
Series 2003-33H, Class 1A1
5.50%, 10/25/2033	157	159
Series 2005-6, Class 4A1
5.00%, 05/25/2035	35	36
Toyota Auto Receivables Owner Trust
Series 2010-C, Class A3
0.77%, 04/15/2014	42	42
Trafigura Securitisation Finance PLC
Series 2012-1A, Class A
2.61%, 10/15/2015 - 144A *	321	325
United Auto Credit Securitization Trust
Series 2012-1, Class A2
1.10%, 03/16/2015 - 144A	130	130
USAA Auto Owner Trust
Series 2009-2, Class A4
2.53%, 06/17/2013	76	76
Series 2012-1, Class A2
0.38%, 06/15/2015	51	51
Volkswagen Auto Lease Trust
Series 2012-A, Class A2
0.66%, 11/20/2014	262	262
Series 2012-A, Class A3
0.87%, 07/20/2015	165	166
Volkswagen Auto Loan Enhanced Trust
Series 2012-1, Class A3
0.85%, 08/22/2016	298	300
VOLT LLC
Series 2012-1A, Class A1
4.95%, 04/25/2017 - 144A *	424	425
Series 2012-RLF1, Class A
3.48%, 12/25/2017 - 144A *	500	500
Series 2012-RP2A, Class A1
4.70%, 06/26/2017 - 144A	250	254
Series 2012-RP3A, Class A
3.48%, 11/27/2017 - 144A *	213	213
Westgate Resorts LLC
Series 2012-1, Class A
4.50%, 09/20/2025 - 144A	317	324
Series 2012-2A, Class A
3.00%, 01/20/2025 - 144A	354	358
Series 2012-3A, Class A
2.50%, 03/20/2025 - 144A	250	250
World Omni Auto Receivables Trust
Series 2012-A, Class A2
0.52%, 06/15/2015	154	154
Series 2012-A, Class A3
0.64%, 02/15/2017	102	103
Series 2012-B, Class A2
0.43%, 11/16/2015	205	205
World Omni Automobile Lease Securitization Trust
Series 2012-A, Class A2
0.71%, 01/15/2015	81	81

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
World Omni Automobile Lease Securitization Trust (continued)
Series 2012-A, Class A3
0.93%, 11/16/2015	$45	$45

Total Asset-Backed Securities (cost $24,282)		24,433

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
City of Los Angeles Department of Airports
6.58%, 05/15/2039	65	84
Ohio State University
4.80%, 06/01/2111	130	145
Port Authority of New York & New Jersey
4.46%, 10/01/2062	280	275
5.65%, 11/01/2040	100	120
State of Illinois
5.10%, 06/01/2033	200	197

Total Municipal Government Obligations (cost $794)		821

CORPORATE DEBT SECURITIES - 15.4%
Aerospace & Defense - 0.1%
BAE Systems Holdings, Inc.
6.38%, 06/01/2019 - 144A	30	36
BAE Systems PLC
5.80%, 10/11/2041 - 144A	92	110
Boeing Co.
7.95%, 08/15/2024	30	44
Lockheed Martin Corp.
4.07%, 12/15/2042 - 144A	57	56
Precision Castparts Corp.
0.70%, 12/20/2015	32	32
United Technologies Corp.
1.80%, 06/01/2017	27	28
3.10%, 06/01/2022	64	68
4.50%, 06/01/2042	86	96
Air Freight & Logistics - 0.0% ¥
United Parcel Service of America, Inc.
8.38%, 04/01/2020 ^	35	48
8.38%, 04/01/2030 *	55	83
United Parcel Service, Inc.
2.45%, 10/01/2022	29	29
Airlines - 0.1%
American Airlines Pass-Through Trust
Series 2011-2, Class A
8.63%, 04/15/2023	66	68
Continental Airlines Pass-Through Trust
Series 2007-1A, Class A
5.98%, 04/19/2022	45	50
Series 2012-2, Class A
4.00%, 10/29/2024 ^	32	34
Delta Air Lines, Inc., Pass-Through Trust
Series 2011-1, Class A
5.30%, 04/15/2019	22	25
Series 2012-1, Class A
4.75%, 05/07/2020	107	114
Auto Components - 0.0% ¥
Johnson Controls, Inc.
3.75%, 12/01/2021 ^	66	70
5.25%, 12/01/2041	100	113
Automobiles - 0.1%
Daimler Finance North America LLC
1.65%, 04/10/2015 - 144A	150	152
2.63%, 09/15/2016 - 144A	150	156
2.95%, 01/11/2017 - 144A	150	157

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
7.75%, 01/15/2019	$165	$220
Coca-Cola Co.
3.63%, 03/15/2014	50	52
4.88%, 03/15/2019 ^	65	78
Diageo Capital PLC
1.50%, 05/11/2017	38	39
4.83%, 07/15/2020	25	29
Diageo Finance BV
5.50%, 04/01/2013	75	76
Diageo Investment Corp.
8.00%, 09/15/2022	100	144
FBG Finance, Ltd.
5.13%, 06/15/2015 - 144A	75	82
Heineken NV
1.40%, 10/01/2017 - 144A	40	40
PepsiCo, Inc.
0.80%, 08/25/2014	10	10
1.25%, 08/13/2017	180	181
3.00%, 08/25/2021	20	21
7.90%, 11/01/2018	5	7
Biotechnology - 0.2%
Amgen, Inc.
3.88%, 11/15/2021 ^	100	110
4.50%, 03/15/2020 ^	12	14
5.15%, 11/15/2041	200	225
5.65%, 06/15/2042	25	30
5.70%, 02/01/2019	50	60
5.75%, 03/15/2040	41	50
Celgene Corp.
3.25%, 08/15/2022	147	150
Capital Markets - 1.2%
Bank of New York Mellon Corp.
1.20%, 02/20/2015	45	45
2.40%, 01/17/2017	149	156
2.95%, 06/18/2015 ^	60	63
3.55%, 09/23/2021	90	98
4.60%, 01/15/2020 ^	30	34
5.13%, 08/27/2013	35	36
BlackRock, Inc.
3.38%, 06/01/2022	120	127
6.25%, 09/15/2017	100	122
Charles Schwab Corp.
3.23%, 09/01/2022 - 144A	20	20
Credit Suisse USA, Inc.
4.88%, 01/15/2015 ^	300	324
5.13%, 08/15/2015 ^	125	139
Goldman Sachs Group, Inc. - Series GMTN
3.30%, 05/03/2015	50	52
3.63%, 02/07/2016 ^	20	21
3.70%, 08/01/2015	20	21
5.15%, 01/15/2014	50	52
5.25%, 07/27/2021	53	60
5.38%, 03/15/2020	125	143
5.75%, 01/24/2022 ^	120	142
5.95%, 01/18/2018	70	81
6.00%, 06/15/2020	188	224
6.15%, 04/01/2018	150	176
6.25%, 09/01/2017	175	206
7.50%, 02/15/2019	460	580

	Principal (000’s)	Value (000’s)
Capital Markets (continued)
Jefferies Group, Inc.
6.45%, 06/08/2027	$75	$80
8.50%, 07/15/2019	180	215
Macquarie Group, Ltd.
6.00%, 01/14/2020 - 144A	100	108
6.25%, 01/14/2021 - 144A	100	111
7.30%, 08/01/2014 - 144A	75	81
7.63%, 08/13/2019 - 144A	75	88
Morgan Stanley - Series GMTN
5.30%, 03/01/2013	250	252
5.50%, 07/24/2020	138	155
5.50%, 07/28/2021 ^	25	28
5.63%, 09/23/2019	200	227
5.75%, 01/25/2021	100	114
7.30%, 05/13/2019	200	244
Nomura Holdings, Inc.
5.00%, 03/04/2015	75	80
Northern Trust Corp.
5.50%, 08/15/2013	23	24
Chemicals - 0.3%
Dow Chemical Co.
3.00%, 11/15/2022	81	81
4.13%, 11/15/2021 ^	61	67
4.25%, 11/15/2020	38	42
5.25%, 11/15/2041	45	50
7.60%, 05/15/2014	21	23
E.I. du Pont de Nemours & Co.
1.95%, 01/15/2016	58	60
4.90%, 01/15/2041	25	30
6.00%, 07/15/2018	150	185
Ecolab, Inc.
1.45%, 12/08/2017	56	56
Mosaic Co.
3.75%, 11/15/2021	31	33
4.88%, 11/15/2041	8	9
Potash Corp. of Saskatchewan, Inc.
4.88%, 03/01/2013	40	40
PPG Industries, Inc.
5.75%, 03/15/2013	35	35
6.65%, 03/15/2018	120	149
Praxair, Inc.
4.38%, 03/31/2014	75	79
Union Carbide Corp.
7.50%, 06/01/2025	175	217
Commercial Banks - 2.5%
Australia & New Zealand Banking Group, Ltd.
2.40%, 11/23/2016 - 144A ^	250	263
4.88%, 01/12/2021 - 144A	100	117
Bank of Montreal
1.40%, 09/11/2017 ^	271	272
2.55%, 11/06/2022	85	84
Bank of Nova Scotia
1.65%, 10/29/2015 - 144A ^	100	103
2.55%, 01/12/2017	300	316
Barclays Bank PLC
2.25%, 05/10/2017 - 144A	200	206
2.75%, 02/23/2015 ^	310	321
BB&T Corp.
1.60%, 08/15/2017	131	133
3.38%, 09/25/2013	45	46
3.95%, 04/29/2016	50	55

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Commercial Banks (continued)
BB&T Corp. (continued)
4.90%, 06/30/2017	$30	$34
5.70%, 04/30/2014	50	53
6.85%, 04/30/2019	75	96
Canadian Imperial Bank of Commerce
0.90%, 10/01/2015	87	87
Commonwealth Bank of Australia
2.25%, 03/16/2017 - 144A ^	250	261
Cooperatieve Centrale Raiffeisen - Boerenleenbank BA
3.38%, 01/19/2017	34	37
3.88%, 02/08/2022	118	127
4.50%, 01/11/2021	150	169
Deutsche Bank AG
3.25%, 01/11/2016 ^	100	106
6.00%, 09/01/2017	100	120
DNB Boligkreditt AS
2.10%, 10/14/2015 - 144A ^	200	207
HSBC Bank PLC
1.63%, 07/07/2014 - 144A ^	200	204
4.75%, 01/19/2021 - 144A	225	260
HSBC Holdings PLC
4.00%, 03/30/2022	107	117
4.88%, 01/14/2022	160	186
6.10%, 01/14/2042	150	200
HSBC USA, Inc.
1.63%, 01/16/2018 ^	100	100
2.38%, 02/13/2015	200	206
ING Bank NV
3.75%, 03/07/2017 - 144A	200	213
KeyCorp
6.50%, 05/14/2013	50	51
Macquarie Bank, Ltd.
5.00%, 02/22/2017 - 144A	313	341
National Australia Bank, Ltd.
2.00%, 06/20/2017 - 144A ^	250	258
2.75%, 09/28/2015 - 144A	200	209
3.75%, 03/02/2015 - 144A	100	106
Nordea Bank AB
3.13%, 03/20/2017 - 144A	350	372
Oversea-Chinese Banking Corp., Ltd.
1.63%, 03/13/2015 - 144A	200	202
PNC Funding Corp.
3.30%, 03/08/2022	101	106
4.38%, 08/11/2020	67	76
5.13%, 02/08/2020	65	77
5.25%, 11/15/2015	25	28
5.63%, 02/01/2017	25	29
6.70%, 06/10/2019	50	64
Rabobank Nederland NV
2.13%, 10/13/2015	52	54
Stadshypotek AB
1.45%, 09/30/2013 - 144A ^	314	316
1.88%, 10/02/2019 - 144A	250	250
Toronto-Dominion Bank
1.50%, 03/13/2017 - 144A	200	205
U.S. Bancorp
2.88%, 11/20/2014	42	44
3.00%, 03/15/2022	83	86
4.13%, 05/24/2021	34	39

	Principal (000’s)	Value (000’s)
Commercial Banks (continued)
UBS AG
5.75%, 04/25/2018	$200	$237
US Bancorp
1.65%, 05/15/2017	96	98
Wachovia Bank NA
6.00%, 11/15/2017	250	300
Wachovia Corp.
5.50%, 05/01/2013	295	300
5.75%, 02/01/2018	475	568
Wells Fargo & Co.
2.63%, 12/15/2016	274	289
3.50%, 03/08/2022 ^	150	160
3.68%, 06/15/2016 *	100	108
4.60%, 04/01/2021 ^	50	58
Westpac Banking Corp.
2.45%, 11/28/2016 - 144A ^	250	264
Commercial Services & Supplies - 0.1%
ADT Corp.
3.50%, 07/15/2022 - 144A	61	59
4.88%, 07/15/2042 - 144A	46	44
Eaton Corp.
1.50%, 11/02/2017 - 144A	22	22
4.00%, 11/02/2032 - 144A	21	22
ERAC USA Finance LLC
2.25%, 01/10/2014 - 144A	20	20
2.75%, 03/15/2017 - 144A	48	50
4.50%, 08/16/2021 - 144A	36	39
5.63%, 03/15/2042 - 144A	59	65
6.70%, 06/01/2034 - 144A	82	100
Pitney Bowes, Inc.
4.88%, 08/15/2014	90	95
Republic Services, Inc.
3.55%, 06/01/2022	54	56
Waste Management, Inc.
7.38%, 03/11/2019	35	45
Communications Equipment - 0.0% ¥
Cisco Systems, Inc.
5.50%, 02/22/2016	50	57
5.90%, 02/15/2039	70	91
Computers & Peripherals - 0.1%
Dell, Inc.
7.10%, 04/15/2028 ^	25	30
Hewlett-Packard Co.
4.38%, 09/15/2021	39	39
4.75%, 06/02/2014	50	52
5.40%, 03/01/2017	50	54
6.00%, 09/15/2041	275	272
6.13%, 03/01/2014	100	105
Construction & Engineering - 0.0% ¥
ABB Finance USA, Inc.
1.63%, 05/08/2017	28	28
2.88%, 05/08/2022	29	30
4.38%, 05/08/2042	17	18
Fluor Corp.
3.38%, 09/15/2021	70	75
Consumer Finance - 0.6%
American Express Co.
7.00%, 03/19/2018	50	63
American Express Credit Corp.
2.80%, 09/19/2016	111	117
5.13%, 08/25/2014	75	80

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Consumer Finance (continued)
American Express Credit Corp. - Series C
5.88%, 05/02/2013	$70	$71
Capital One Bank USA NA
8.80%, 07/15/2019	250	340
Capital One Financial Corp.
1.00%, 11/06/2015	68	68
6.75%, 09/15/2017	110	134
7.38%, 05/23/2014	115	125
Caterpillar Financial Services Corp.
2.85%, 06/01/2022	46	47
Caterpillar Financial Services Corp. - Series F
4.90%, 08/15/2013	100	103
6.20%, 09/30/2013	125	130
7.05%, 10/01/2018	125	161
HSBC Finance Corp.
5.25%, 01/15/2014 ^	100	104
John Deere Capital Corp.
1.20%, 10/10/2017 ^	98	98
2.25%, 04/17/2019	40	41
2.80%, 01/27/2023 ^	73	75
3.15%, 10/15/2021	33	35
PACCAR Financial Corp.
1.60%, 03/15/2017 ^	53	54
Toyota Motor Credit Corp.
1.00%, 02/17/2015	80	81
2.00%, 09/15/2016	225	233
2.05%, 01/12/2017	100	103
3.20%, 06/17/2015	58	62
Diversified Financial Services - 2.5%
Allstate Life Global Funding Trust
5.38%, 04/30/2013	70	71
American Honda Finance Corp.
2.60%, 09/20/2016 - 144A ^	205	215
Aon Corp.
3.50%, 09/30/2015	23	24
6.25%, 09/30/2040 ^	18	23
ASIF Global Financing XIX
4.90%, 01/17/2013 - 144A	600	600
Bank of America Corp.
5.00%, 05/13/2021	340	388
5.63%, 07/01/2020	170	202
5.75%, 12/01/2017	65	76
5.88%, 01/05/2021 ^	70	84
7.63%, 06/01/2019	50	64
Bank of America Corp. - Series L
7.38%, 05/15/2014	100	108
Bank of America Corp. - Series MTNL
5.65%, 05/01/2018	20	23
Blackstone Holdings Finance Co. LLC
5.88%, 03/15/2021 - 144A	170	192
6.25%, 08/15/2042 - 144A	82	93
CDP Financial, Inc.
4.40%, 11/25/2019 - 144A	250	288
Citigroup, Inc.
2.25%, 08/07/2015	300	307
4.45%, 01/10/2017	425	470
4.50%, 01/14/2022 ^	65	73
4.59%, 12/15/2015	66	72
4.75%, 05/19/2015 ^	70	75
5.00%, 09/15/2014	400	421
5.38%, 08/09/2020	61	72

	Principal (000’s)	Value (000’s)
Diversified Financial Services (continued)
Citigroup, Inc. (continued)
5.88%, 01/30/2042	$45	$56
6.00%, 08/15/2017	300	353
6.01%, 01/15/2015	50	55
6.50%, 08/19/2013	50	52
8.13%, 07/15/2039	50	75
8.50%, 05/22/2019	150	202
CME Group, Inc.
3.00%, 09/15/2022	125	127
5.40%, 08/01/2013	140	144
5.75%, 02/15/2014	110	116
Conoco Funding Co.
7.25%, 10/15/2031	50	74
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/2016	100	117
Countrywide Financial Corp.
6.25%, 05/15/2016 ^	75	82
Ford Motor Credit Co. LLC
3.00%, 06/12/2017 ^	200	205
3.98%, 06/15/2016	200	212
General Electric Capital Corp.
1.00%, 12/11/2015	17	17
1.60%, 11/20/2017	127	127
1.63%, 07/02/2015	250	254
2.10%, 12/11/2019	20	20
2.25%, 11/09/2015	225	232
2.30%, 04/27/2017	75	78
3.15%, 09/07/2022	300	307
4.38%, 09/16/2020	50	56
4.63%, 01/07/2021	190	216
4.65%, 10/17/2021	200	228
5.30%, 02/11/2021	25	29
5.63%, 05/01/2018	625	741
5.90%, 05/13/2014	150	161
6.75%, 03/15/2032	210	273
MassMutual Global Funding II
2.00%, 04/05/2017 - 144A	200	206
2.50%, 10/17/2022 - 144A ^	100	98
Merrill Lynch & Co., Inc.
5.45%, 07/15/2014	235	249
6.15%, 04/25/2013	170	173
6.88%, 04/25/2018	60	72
Merrill Lynch & Co., Inc. - Series C
6.40%, 08/28/2017	395	464
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/2014	75	79
Principal Life Global Funding I
5.05%, 03/15/2015 - 144A	100	109
Textron Financial Corp.
5.40%, 04/28/2013 ^	40	41
Diversified Telecommunication Services - 0.9%
AT&T, Inc.
0.80%, 12/01/2015	30	30
4.30%, 12/15/2042 - 144A	373	376
4.35%, 06/15/2045 - 144A	49	49
4.45%, 05/15/2021	50	58
5.10%, 09/15/2014	45	48
5.35%, 09/01/2040	113	132
5.50%, 02/01/2018	75	89
5.60%, 05/15/2018	75	90

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Diversified Telecommunication Services (continued)
BellSouth Corp.
5.20%, 09/15/2014	$105	$113
6.88%, 10/15/2031	3	4
BellSouth Telecommunications, Inc.
6.30%, 12/15/2015	24	25
6.38%, 06/01/2028	100	120
British Telecommunications PLC
9.63%, 12/15/2030	150	239
Centel Capital Corp.
9.00%, 10/15/2019	40	48
CenturyLink, Inc.
6.45%, 06/15/2021	90	99
7.60%, 09/15/2039	60	62
Deutsche Telekom International Finance BV
2.25%, 03/06/2017 - 144A	150	154
4.88%, 07/08/2014	75	79
8.75%, 06/15/2030	75	112
France Telecom SA
2.75%, 09/14/2016	70	73
8.50%, 03/01/2031	125	188
GTE Corp.
6.84%, 04/15/2018	200	251
GTP Acquisition Partners I LLC
4.35%, 06/15/2016 - 144A	102	108
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/2017	27	27
Qwest Corp.
6.75%, 12/01/2021	148	173
Telecom Italia Capital SA
4.95%, 09/30/2014	100	104
5.25%, 11/15/2013	60	62
Telefonica Emisiones SAU
5.86%, 02/04/2013	100	100
5.88%, 07/15/2019 ^	40	44
Verizon Communications, Inc.
6.40%, 02/15/2038	100	135
Verizon Global Funding Corp.
5.85%, 09/15/2035	25	31
7.75%, 12/01/2030	100	146
Verizon Pennsylvania, Inc.
8.35%, 12/15/2030	400	548
Electric Utilities - 1.1%
Alabama Power Co.
6.13%, 05/15/2038	11	15
American Electric Power Co., Inc.
1.65%, 12/15/2017	32	32
Appalachian Power Co.
6.70%, 08/15/2037	50	66
Arizona Public Service Co.
4.50%, 04/01/2042	28	30
Baltimore Gas & Electric Co.
2.80%, 08/15/2022 ^	95	96
Carolina Power & Light Co.
2.80%, 05/15/2022	48	49
3.00%, 09/15/2021	55	58
4.10%, 05/15/2042	32	33
5.30%, 01/15/2019	70	84
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	50	63
Detroit Edison Co.
2.65%, 06/15/2022	20	20

	Principal (000’s)	Value (000’s)
Electric Utilities (continued)
Duke Energy Carolinas LLC
4.25%, 12/15/2041	$21	$22
6.00%, 01/15/2038	48	61
Duke Energy Indiana, Inc.
3.75%, 07/15/2020	100	111
6.35%, 08/15/2038	80	106
Florida Power & Light Co.
5.95%, 10/01/2033 ^	250	326
5.95%, 02/01/2038	50	67
Florida Power Corp.
4.80%, 03/01/2013	50	50
Hydro-Quebec
9.40%, 02/01/2021	250	368
Indiana Michigan Power Co.
7.00%, 03/15/2019	30	38
Jersey Central Power & Light Co.
7.35%, 02/01/2019 ^	15	19
John Sevier Combined Cycle Generation LLC
4.63%, 01/15/2042	69	78
Kansas City Power & Light Co.
5.30%, 10/01/2041	100	115
Nevada Power Co.
5.38%, 09/15/2040	12	14
5.45%, 05/15/2041 ^	50	61
6.50%, 08/01/2018	50	63
NextEra Energy Capital Holdings, Inc.
1.20%, 06/01/2015	29	29
6.00%, 03/01/2019	25	30
7.88%, 12/15/2015	30	36
Niagara Mohawk Power Corp.
4.88%, 08/15/2019 - 144A	40	47
NiSource Finance Corp.
5.80%, 02/01/2042	118	134
Ohio Power Co.
5.75%, 09/01/2013	100	103
Ohio Power Co. - Series G
6.05%, 05/01/2018	30	36
Oncor Electric Delivery Co., LLC
6.80%, 09/01/2018	65	81
7.00%, 09/01/2022	50	64
Pacific Gas & Electric Co.
2.45%, 08/15/2022	68	68
4.45%, 04/15/2042	17	18
4.50%, 12/15/2041	96	103
PacifiCorp
3.85%, 06/15/2021	100	113
5.65%, 07/15/2018	25	31
PECO Energy Co.
2.38%, 09/15/2022	100	101
5.35%, 03/01/2018	50	60
PPL Energy Supply LLC
4.60%, 12/15/2021	130	141
Progress Energy, Inc.
3.15%, 04/01/2022	54	55
Public Service Co., of Colorado
2.25%, 09/15/2022 ^	63	63
5.80%, 08/01/2018	20	25
6.50%, 08/01/2038	45	63
Public Service Co., of Oklahoma
4.40%, 02/01/2021 ^	30	34
Public Service Electric & Gas Co.
5.30%, 05/01/2018	30	36

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Electric Utilities (continued)
Public Service Electric & Gas Co. (continued)
5.38%, 11/01/2039	$14	$18
6.33%, 11/01/2013	60	63
Southern California Edison Co.
3.90%, 12/01/2041 ^	30	30
4.15%, 09/15/2014	25	26
5.50%, 08/15/2018	65	79
6.05%, 03/15/2039	60	81
Southern Co.
1.95%, 09/01/2016	13	13
4.15%, 05/15/2014	85	89
Virginia Electric and Power Co.
2.95%, 01/15/2022	27	28
5.40%, 04/30/2018	100	121
Wisconsin Electric Power Co.
2.95%, 09/15/2021	2	2
6.00%, 04/01/2014	35	37
Electrical Equipment - 0.0% ¥
Eaton Corp. PLC
7.63%, 04/01/2024	75	98
Electronic Equipment & Instruments - 0.1%
Arrow Electronics, Inc.
3.38%, 11/01/2015	120	125
7.50%, 01/15/2027	100	123
Energy Equipment & Services - 0.3%
Cameron International Corp.
1.60%, 04/30/2015	26	26
Halliburton Co.
7.45%, 09/15/2039	100	151
7.60%, 08/15/2096 - 144A	50	76
National Oilwell Varco, Inc.
1.35%, 12/01/2017	26	26
Noble Holding International, Ltd.
3.95%, 03/15/2022	11	12
5.25%, 03/15/2042	9	10
Schlumberger Investment SA
3.30%, 09/14/2021 - 144A	41	44
Spectra Energy Capital LLC
5.50%, 03/01/2014 ^	125	131
8.00%, 10/01/2019	50	66
Texas Eastern Transmission, LP
2.80%, 10/15/2022 - 144A	81	81
TransCanada PipeLines, Ltd.
3.80%, 10/01/2020 ^	100	112
4.00%, 06/15/2013	50	51
7.13%, 01/15/2019	70	89
Transocean, Inc.
3.80%, 10/15/2022 ^	49	50
6.38%, 12/15/2021	26	32
6.50%, 11/15/2020	75	91
7.35%, 12/15/2041	20	27
7.50%, 04/15/2031	25	31
Weatherford International, Ltd.
9.88%, 03/01/2039	100	140
Food & Staples Retailing - 0.2%
Costco Wholesale Corp.
0.65%, 12/07/2015	99	99
CVS Caremark Corp.
5.75%, 05/15/2041	40	50
6.13%, 09/15/2039	20	26
CVS Pass-Through Trust
5.93%, 01/10/2034 - 144A	68	81

	Principal (000’s)	Value (000’s)
Food & Staples Retailing (continued)
Kroger Co.
2.20%, 01/15/2017	$33	$34
5.00%, 04/15/2042 ^	130	139
5.40%, 07/15/2040	12	13
6.15%, 01/15/2020	50	61
6.40%, 08/15/2017	55	66
7.50%, 04/01/2031	150	195
Walgreen Co.
3.10%, 09/15/2022	117	118
Food Products - 0.3%
Bunge NA Finance, LP
5.90%, 04/01/2017	16	18
Bunge, Ltd. Finance Corp.
5.88%, 05/15/2013	35	36
8.50%, 06/15/2019	55	71
Cargill, Inc.
3.30%, 03/01/2022 - 144A	70	72
6.00%, 11/27/2017 - 144A	100	120
ConAgra Foods, Inc.
2.10%, 03/15/2018 ^	29	29
Kellogg Co.
1.75%, 05/17/2017	38	39
3.13%, 05/17/2022 ^	57	60
4.25%, 03/06/2013	80	81
Kraft Foods Group, Inc.
3.50%, 06/06/2022 - 144A	64	68
5.00%, 06/04/2042 - 144A	59	66
6.13%, 08/23/2018 - 144A	73	89
6.50%, 02/09/2040 - 144A	75	99
6.88%, 01/26/2039 - 144A	247	332
Mondelez International, Inc.
6.13%, 02/01/2018	27	33
6.50%, 08/11/2017	50	61
Gas Utilities - 0.1%
AGL Capital Corp.
3.50%, 09/15/2021	75	81
5.88%, 03/15/2041	146	191
6.38%, 07/15/2016	100	118
Atmos Energy Corp.
8.50%, 03/15/2019	35	47
Boston Gas Co.
4.49%, 02/15/2042 - 144A ^	26	27
CenterPoint Energy Resources Corp.
5.85%, 01/15/2041 ^	100	127
Health Care Equipment & Supplies - 0.0% ¥
Baxter International, Inc.
4.00%, 03/01/2014	25	26
Health Care Providers & Services - 0.1%
Aetna, Inc.
4.50%, 05/15/2042	26	27
6.75%, 12/15/2037	50	69
McKesson Corp.
0.95%, 12/04/2015	19	19
UnitedHealth Group, Inc.
2.75%, 02/15/2023	23	23
3.38%, 11/15/2021	94	100
6.63%, 11/15/2037	80	107
WellPoint, Inc.
3.13%, 05/15/2022	62	63
3.30%, 01/15/2023	28	29
4.63%, 05/15/2042	50	52

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Health Care Providers & Services (continued)
WellPoint, Inc. (continued)
4.65%, 01/15/2043	$54	$56
5.88%, 06/15/2017	13	15
7.00%, 02/15/2019	9	11
Household Durables - 0.0% ¥
Newell Rubbermaid, Inc.
4.70%, 08/15/2020	33	36
Household Products - 0.0% ¥
Kimberly-Clark Corp.
2.40%, 03/01/2022	20	20
7.50%, 11/01/2018	15	20
Independent Power Producers & Energy Traders - 0.0% ¥
Exelon Generation Co., LLC
4.00%, 10/01/2020	60	63
PSEG Power LLC
4.15%, 09/15/2021	33	36
5.13%, 04/15/2020	92	106
Industrial Conglomerates - 0.0% ¥
General Electric Co.
2.70%, 10/09/2022	64	65
Koninklijke Philips Electronics NV
5.75%, 03/11/2018	14	17
7.20%, 06/01/2026	20	27
Insurance - 1.1%
Aflac, Inc.
2.65%, 02/15/2017	28	29
4.00%, 02/15/2022	32	35
6.45%, 08/15/2040	17	21
8.50%, 05/15/2019	30	41
AIG SunAmerica Global Financing X
6.90%, 03/15/2032 - 144A	200	265
Berkshire Hathaway Finance Corp.
2.45%, 12/15/2015	33	35
3.00%, 05/15/2022	25	26
4.40%, 05/15/2042	221	229
4.60%, 05/15/2013	100	102
5.40%, 05/15/2018 ^	50	60
Berkshire Hathaway, Inc.
3.40%, 01/31/2022	202	218
3.75%, 08/15/2021 ^	134	148
CNA Financial Corp.
5.85%, 12/15/2014	50	54
5.88%, 08/15/2020	45	53
Jackson National Life Global Funding
5.38%, 05/08/2013 - 144A	100	102
Liberty Mutual Group, Inc.
4.95%, 05/01/2022 - 144A	43	47
Lincoln National Corp.
4.20%, 03/15/2022 ^	32	34
4.85%, 06/24/2021	12	13
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 - 144A	26	30
MetLife Institutional Funding II
1.21%, 04/04/2014 - 144A *	100	101
MetLife of Connecticut Global Funding I
5.13%, 08/15/2014 - 144A	100	107
Metropolitan Life Global Funding I
1.70%, 06/29/2015 - 144A	107	109
2.50%, 09/29/2015 - 144A	325	339
3.65%, 06/14/2018 - 144A ^	125	137
3.88%, 04/11/2022 - 144A	200	218
5.13%, 04/10/2013 - 144A	100	101

	Principal (000’s)	Value (000’s)
Insurance (continued)
Nationwide Mutual Insurance Co.
9.38%, 08/15/2039 - 144A	$195	$274
New York Life Global Funding
1.30%, 01/12/2015 - 144A ^	100	101
3.00%, 05/04/2015 - 144A	250	263
Pacific Life Insurance Co.
9.25%, 06/15/2039 - 144A	150	210
Pricoa Global Funding I
5.45%, 06/11/2014 - 144A	150	160
Principal Financial Group, Inc.
1.85%, 11/15/2017	13	13
Principal Life Global Funding II
1.00%, 12/11/2015 - 144A	47	47
Prudential Insurance Co. of America
8.30%, 07/01/2025 - 144A	150	208
Travelers Cos., Inc.
5.80%, 05/15/2018	50	61
Internet Software & Services - 0.0% ¥
eBay, Inc.
3.25%, 10/15/2020	55	59
IT Services - 0.1%
HP Enterprise Services LLC - Series B
6.00%, 08/01/2013	50	51
International Business Machines Corp.
1.25%, 02/06/2017	100	101
6.22%, 08/01/2027	250	339
Machinery - 0.1%
Caterpillar, Inc.
2.60%, 06/26/2022 ^	35	35
Deere & Co.
2.60%, 06/08/2022	74	75
3.90%, 06/09/2042	32	33
Illinois Tool Works, Inc.
3.90%, 09/01/2042 ^	280	288
Ingersoll-Rand Co. Ltd.
6.39%, 11/15/2027	25	30
Parker Hannifin Corp.
5.50%, 05/15/2018	20	24
Media - 0.9%
CBS Corp.
5.75%, 04/15/2020	17	20
7.88%, 09/01/2023 - 07/30/2030	95	128
8.88%, 05/15/2019	90	121
Comcast Corp.
6.45%, 03/15/2037	50	64
6.50%, 01/15/2017 - 11/15/2035	300	382
COX Communications, Inc.
3.25%, 12/15/2022 - 144A	55	57
8.38%, 03/01/2039 - 144A	60	92
DIRECTV Holdings LLC / DIRECTV
Financing Co., Inc.
3.80%, 03/15/2022	150	155
4.60%, 02/15/2021	125	135
5.00%, 03/01/2021	33	37
6.38%, 03/01/2041	100	116
Historic TW, Inc.
9.15%, 02/01/2023	500	739
NBCUniversal Media LLC
4.38%, 04/01/2021	50	56
6.40%, 04/30/2040	170	219
News America, Inc.
6.65%, 11/15/2037	50	65

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Media (continued)
News America, Inc. (continued)
7.30%, 04/30/2028	$50	$63
8.88%, 04/26/2023	80	111
9.50%, 07/15/2024	70	100
TCI Communications, Inc.
8.75%, 08/01/2015	100	119
Thomson Reuters Corp.
3.95%, 09/30/2021 ^	126	138
4.70%, 10/15/2019 ^	15	17
5.95%, 07/15/2013	35	36
Time Warner Cable, Inc.
5.50%, 09/01/2041	90	100
6.75%, 07/01/2018	60	75
7.30%, 07/01/2038	100	133
8.25%, 02/14/2014	50	54
8.75%, 02/14/2019	50	67
Time Warner Entertainment Co., LP
8.38%, 03/15/2023 - 07/15/2033	75	107
Viacom, Inc.
1.25%, 02/27/2015	22	22
3.13%, 06/15/2022	50	51
3.88%, 12/15/2021	72	78
4.38%, 03/15/2043 - 144A	93	91
4.50%, 03/01/2021 - 02/27/2042	55	59
Walt Disney Co.
0.45%, 12/01/2015	33	33
Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd.
5.50%, 04/01/2014	50	53
Freeport-McMoRan Copper & Gold, Inc.
2.15%, 03/01/2017	134	134
Placer Dome, Inc.
6.45%, 10/15/2035	40	48
Rio Tinto Finance USA PLC
1.63%, 08/21/2017	88	89
Rio Tinto Finance USA, Ltd.
3.50%, 11/02/2020	12	13
3.75%, 09/20/2021	80	86
8.95%, 05/01/2014	35	39
Multiline Retail - 0.1%
Kohl’s Corp.
4.00%, 11/01/2021 ^	30	32
6.25%, 12/15/2017	15	18
Macy’s Retail Holdings, Inc.
2.88%, 02/15/2023	74	72
7.45%, 07/15/2017	30	37
Nordstrom, Inc.
4.00%, 10/15/2021 ^	35	39
Target Corp.
6.00%, 01/15/2018 ^	100	123
Multi-Utilities - 0.2%
Consumers Energy Co.
2.85%, 05/15/2022 ^	20	21
5.65%, 04/15/2020	20	25
Delmarva Power & Light Co.
4.00%, 06/01/2042 ^	47	49
Dominion Resources, Inc.
5.25%, 08/01/2033	100	114
PG&E Corp.
5.75%, 04/01/2014	100	106
San Diego Gas & Electric Co.
3.95%, 11/15/2041	44	45

	Principal (000’s)	Value (000’s)
Multi-Utilities (continued)
San Diego Gas & Electric Co. (continued)
6.00%, 06/01/2026	$50	$68
Sempra Energy
2.88%, 10/01/2022	70	70
6.50%, 06/01/2016	50	59
8.90%, 11/15/2013	50	53
9.80%, 02/15/2019	50	70
Xcel Energy, Inc.
4.80%, 09/15/2041 ^	9	10
6.50%, 07/01/2036	80	107
Office Electronics - 0.0% ¥
Xerox Corp.
2.95%, 03/15/2017 ^	26	27
5.63%, 12/15/2019 ^	80	89
6.75%, 02/01/2017	50	58
Oil, Gas & Consumable Fuels - 0.7%
Anadarko Finance Co. - Series B
7.50%, 05/01/2031 ^	100	132
Anadarko Petroleum Corp.
5.75%, 06/15/2014	50	53
8.70%, 03/15/2019 ^	80	108
Apache Corp.
2.63%, 01/15/2023	85	85
3.25%, 04/15/2022	19	20
4.75%, 04/15/2043	57	62
BP Capital Markets PLC
1.38%, 11/06/2017	40	40
1.85%, 05/05/2017	89	91
3.25%, 05/06/2022	96	101
4.74%, 03/11/2021	50	59
5.25%, 11/07/2013	150	156
Canadian Natural Resources, Ltd.
5.90%, 02/01/2018 ^	25	30
6.45%, 06/30/2033	25	32
7.20%, 01/15/2032	20	27
Cenovus Energy, Inc.
3.00%, 08/15/2022	25	26
4.45%, 09/15/2042 ^	58	60
ConocoPhillips
5.75%, 02/01/2019	75	92
Devon Energy Corp.
3.25%, 05/15/2022 ^	64	67
4.75%, 05/15/2042	52	56
6.30%, 01/15/2019	30	37
EnCana Corp.
6.50%, 05/15/2019	40	49
6.50%, 08/15/2034 ^	40	49
ENI SpA
5.70%, 10/01/2040 - 144A	125	131
EOG Resources, Inc.
2.63%, 03/15/2023	36	36
Hess Corp.
7.88%, 10/01/2029	25	35
Kerr-McGee Corp.
7.88%, 09/15/2031	200	266
Occidental Petroleum Corp.
1.75%, 02/15/2017	28	29
Petro-Canada
6.05%, 05/15/2018	40	49
6.80%, 05/15/2038	50	68

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Oil, Gas & Consumable Fuels (continued)
Phillips 66
2.95%, 05/01/2017 - 144A	$33	$35
4.30%, 04/01/2022 - 144A	17	19
Shell International Finance BV
1.13%, 08/21/2017	85	85
6.38%, 12/15/2038	150	211
Statoil ASA
3.13%, 08/17/2017	33	36
3.15%, 01/23/2022	33	35
4.25%, 11/23/2041 ^	27	29
Talisman Energy, Inc.
5.50%, 05/15/2042 ^	110	121
5.85%, 02/01/2037	40	45
7.75%, 06/01/2019	60	77
Total Capital International SA
0.75%, 01/25/2016 ^	23	23
1.50%, 02/17/2017 ^	55	55
1.55%, 06/28/2017	66	67
Total Capital SA
2.30%, 03/15/2016	100	104
4.13%, 01/28/2021 ^	29	33
Pharmaceuticals - 0.1%
AbbVie, Inc.
1.75%, 11/06/2017 - 144A	134	136
2.90%, 11/06/2022 - 144A	87	89
AstraZeneca PLC
5.40%, 06/01/2014	50	53
GlaxoSmithKline Capital, Inc.
4.38%, 04/15/2014	50	52
Merck & Co., Inc.
2.40%, 09/15/2022	62	62
Watson Pharmaceuticals, Inc.
3.25%, 10/01/2022	38	39
Real Estate Investment Trusts - 0.2%
CommonWealth REIT
6.25%, 08/15/2016	150	165
ERP Operating, LP
4.63%, 12/15/2021	77	87
HCP, Inc.
2.63%, 02/01/2020 ^	55	55
3.75%, 02/01/2019	21	22
Simon Property Group, LP
2.15%, 09/15/2017 ^	167	173
4.13%, 12/01/2021 ^	67	74
5.63%, 08/15/2014	50	54
6.10%, 05/01/2016	60	69
6.75%, 05/15/2014	30	32
WEA Finance LLC
7.13%, 04/15/2018 - 144A	50	62
WEA Finance LLC / WT Finance AUST Pty, Ltd.
3.38%, 10/03/2022 - 144A	105	108
6.75%, 09/02/2019 - 144A	93	115
Road & Rail - 0.3%
Burlington Northern Santa Fe LLC
3.05%, 03/15/2022	87	90
3.45%, 09/15/2021	22	24
3.60%, 09/01/2020	25	27
4.38%, 09/01/2042 ^	88	92
5.65%, 05/01/2017	50	59
6.70%, 08/01/2028	50	62

	Principal (000’s)	Value (000’s)
Road & Rail (continued)
CSX Corp.
4.10%, 03/15/2044	$16	$16
4.25%, 06/01/2021 ^	22	25
5.50%, 04/15/2041	37	44
7.90%, 05/01/2017	60	75
Norfolk Southern Corp.
3.25%, 12/01/2021	55	58
3.95%, 10/01/2042	35	35
6.00%, 03/15/2105 - 05/23/2111	317	383
Ryder System, Inc.
2.50%, 03/01/2017	48	49
3.60%, 03/01/2016	25	26
Union Pacific Corp.
2.95%, 01/15/2023	16	17
4.16%, 07/15/2022	7	8
4.30%, 06/15/2042	20	21
5.65%, 05/01/2017	41	48
Union Pacific Corp. - Series 2003-1
4.70%, 01/02/2024	79	88
Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp.
3.30%, 10/01/2021	86	91
4.00%, 12/15/2032	121	120
Texas Instruments, Inc.
1.65%, 08/03/2019 ^	183	183
Software - 0.1%
Intuit, Inc.
5.75%, 03/15/2017 ^	65	75
Microsoft Corp.
0.88%, 11/15/2017	23	23
1.63%, 09/25/2015	60	62
2.13%, 11/15/2022	34	34
Oracle Corp.
5.25%, 01/15/2016	30	34
5.75%, 04/15/2018	100	121
6.13%, 07/08/2039	82	109
6.50%, 04/15/2038	30	42
Specialty Retail - 0.1%
Gap, Inc.
5.95%, 04/12/2021	53	61
Home Depot, Inc.
5.40%, 03/01/2016	85	96
Lowe’s Cos., Inc.
4.65%, 04/15/2042	54	60
5.13%, 11/15/2041	33	39
Staples, Inc.
9.75%, 01/15/2014	45	49
Water Utilities - 0.0% ¥
American Water Capital Corp.
6.09%, 10/15/2017	125	149
Wireless Telecommunication Services - 0.1%
America Movil SAB de CV
6.13%, 03/30/2040	100	131
Crown Castle Towers LLC
3.21%, 08/15/2015 - 144A	30	31
Vodafone Group PLC
5.00%, 09/15/2015 ^	115	128
Total Corporate Debt Securities (cost $59,181)		64,219

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

SECURITIES LENDING COLLATERAL - 2.2%
State Street Navigator Securities Lending Trust – Prime Portfolio, 0.26% ▲	9,110,818	$9,111
Total Securities Lending Collateral (cost $9,111)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT – 6.6%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $27,338 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 3.00% – 3.50%, due 12/01/2026 - 01/01/2032, and with a total value of $27,889.	$27,338	27,338
Total Repurchase Agreement (cost $27,338)

Total Investment Securities (cost $411,666)		433,695
Other Assets and Liabilities – Net		(17,414)

Net Assets		$416,281

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/31/2012.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $3,000, or 0.72% of the portfolio’s net assets.
^	All or a portion of this security is on loan. The value of all securities on loan is $8,923.
¥	Percentage rounds to less than 0.1%.
¿	Amount is less than 1.
Aggregate cost for federal income tax purposes is $411,666. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $22,764 and $735, respectively. Net unrealized appreciation for tax purposes is $22,029.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $49,165 or 11.81% of the portfolio’s net assets.
IO	Interest Only
PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Asset-Backed Securities	$—	$24,433	$—	$24,433
Corporate Debt Securities	—	64,219	—	64,219
Foreign Government Obligations	—	2,941	—	2,941
Mortgage-Backed Securities	—	40,707	—	40,707
Municipal Government Obligations	—	821	—	821
Repurchase Agreement	—	27,338	—	27,338
Securities Lending Collateral	9,111	—	—	9,111
U.S. Government Agency Obligations	—	171,980	—	171,980
U.S. Government Obligations	—	92,145	—	92,145
Total	$9,111	$424,584	$—	$433,695

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES At December 31, 2012
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $384,328) (including securities loaned of $8,923)	$406,357
Repurchase agreement, at value (cost: $27,338)	27,338
Cash	8
Receivables:
Investment securities sold	36
Shares sold	622
Interest	1,881
Securities lending income (net)	2
Prepaid expenses	2

436,246

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	10,279
Shares redeemed	253
Management and advisory fees	157
Distribution and service fees	20
Trustees fees	–(A)
Transfer agent fees	1
Administration fees	9
Printing and shareholder reports fees	96
Audit and tax fees	15
Other	24
Collateral for securities on loan	9,111

19,965

Net assets	$416,281

Net assets consist of:
Capital stock ($.01 par value)	$309
Additional paid-in capital	383,784
Undistributed net investment income	12,413
Accumulated net realized loss from investment securities	(2,254)
Net unrealized appreciation (depreciation) on:
Investment securities	22,029

Net assets	$416,281

Net assets by class:
Initial Class	$319,385
Service Class	96,896
Shares outstanding:
Initial Class	24,060
Service Class	6,872
Net asset value and offering price per share:
Initial Class	$13.27
Service Class	14.10

STATEMENT OF OPERATIONS For the year ended December 31, 2012
(all amounts in thousands)

Investment income:
Interest income	$13,415
Securities lending income (net)	18

Total investment income	13,433

Expenses:
Management and advisory	1,607
Distribution and service:
Service Class	187
Printing and shareholder reports	124
Custody	204
Administration	84
Legal	21
Audit and tax	14
Trustees	12
Transfer agent	2
Other	9

Total expenses	2,264

Net investment income	11,169

Net realized gain (loss) on transactions from:
Investment securities	(818)

Net change in unrealized appreciation (depreciation) on:
Investment securities	6,405

Net realized and change in unrealized gain	5,587

Net increase in net assets resulting from operations	$16,756

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$11,169	$8,879
Net realized gain (loss) from investment securities	(818)	644
Net change in unrealized appreciation (depreciation) on investment securities	6,405	6,018

Net increase in net assets resulting from operations	16,756	15,541

Distributions to shareholders:
From net investment income:
Initial Class	(7,622)	(8,954)
Service Class	(1,945)	(1,048)

	(9,567)	(10,002)

From net realized gains:
Initial Class	(117)	(269)
Service Class	(31)	(33)

	(148)	(302)

Total distributions to shareholders	(9,715)	(10,304)

Capital share transactions:
Proceeds from shares sold:
Initial Class	100,694	131,509
Service Class	62,474	49,223

	163,168	180,732

Dividends and distributions reinvested:
Initial Class	7,739	9,223
Service Class	1,976	1,081

	9,715	10,304

Cost of shares redeemed:
Initial Class	(51,223)	(58,730)
Service Class	(24,547)	(8,256)

	(75,770)	(66,986)

Net increase in net assets from capital shares transactions	97,113	124,050

Net increase in net assets	104,154	129,287

Net assets:
Beginning of year	312,127	182,840

End of year	$416,281	$312,127

Undistributed net investment income	$12,413	$9,564

Share activity:
Shares issued:
Initial Class	7,613	10,145
Service Class	4,444	3,580

	12,057	13,725

Shares issued-reinvested from dividends and distributions:
Initial Class	589	725
Service Class	141	80

	730	805

Shares redeemed:
Initial Class	(3,897)	(4,559)
Service Class	(1,753)	(603)

	(5,650)	(5,162)

Net increase (decrease) in shares outstanding:
Initial Class	4,305	6,311
Service Class	2,832	3,057

	7,137	9,368

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$12.98	$12.62	$12.41	$11.95	$11.81
Investment operations
Net investment income(A)	0.42	0.52	0.67	0.73	0.58
Net realized and unrealized gain	0.22	0.42	0.35	0.40	0.06

Total operations	0.64	0.94	1.02	1.13	0.64

Distributions
From net investment income	(0.34)	(0.56)	(0.81)	(0.58)	(0.50)
From net realized gains	(0.01)	(0.02)	–	(0.09)	–

Total distributions	(0.35)	(0.58)	(0.81)	(0.67)	(0.50)

Net asset value
End of year	$13.27	$12.98	$12.62	$12.41	$11.95

Total return(B)	4.98%	7.53%	8.24%	9.58%	5.58%

Net assets end of year (000’s)	$319,385	$256,418	$169,683	$159,532	$135,307
Ratio and supplemental data
Expenses to average net assets	0.58%	0.57%	0.57%	0.57%	0.55%
Net investment income to average net assets	3.19%	4.04%	5.24%	5.95%	4.88%
Portfolio turnover rate	17%	23%	25%	18%	28%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$13.79	$13.39	$13.11	$12.58	$12.43
Investment operations
Net investment income(A)	0.41	0.51	0.68	0.74	0.58
Net realized and unrealized gain	0.24	0.45	0.37	0.43	0.06

Total operations	0.65	0.96	1.05	1.17	0.64

Distributions
From net investment income	(0.33)	(0.54)	(0.77)	(0.55)	(0.49)
From net realized gains	(0.01)	(0.02)	–	(0.09)	–

Total distributions	(0.34)	(0.56)	(0.77)	(0.64)	(0.49)

Net asset value
End of year	$14.10	$13.79	$13.39	$13.11	$12.58

Total return(B)	4.75%	7.24%	7.99%	9.38%	5.25%

Net assets end of year (000’s)	$96,896	$55,709	$13,157	$16,511	$13,957
Ratio and supplemental data
Expenses to average net assets	0.83%	0.82%	0.82%	0.82%	0.80%
Net investment income to average net assets	2.91%	3.69%	5.03%	5.73%	4.65%
Portfolio turnover rate	17%	23%	25%	18%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JP Morgan Core Bond VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Treasury inflation-protected securities (“TIPS”): The Portfolio invests in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income in the Statement of Operations with a corresponding adjustment to cost.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2012:

	Market Value	% of Net Assets

Transamerica BlackRock Tactical Allocation VP	$177,215	42.57%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $750 million	0.45%
Over $750 million up to $1 billion	0.40%
Over $1 billion	0.375%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.70% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$72,842
U.S. Government	77,248

Proceeds from maturities and sales of securities:
Long-term	21,491
U.S. Government	37,195

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	1,247

Undistributed (accumulated) net realized gain (loss) from investment securities	(1,247)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$516	Short-Term Indefinitely

1,484	Long-Term Indefinitely

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$9,567

Long-term Capital Gain	148

2011 Distributions paid from:

Ordinary Income	10,002

Long-term Capital Gain	302

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$12,412

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(2,000)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	(253)

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	22,029

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Core Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Core Bond VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Core Bond VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
25,543,430.8586	189,459.9365	811,017.7949

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
25,382,372.1175	322,157.1750	839,379.2975

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
25,507,443.8399	259,345.4743	777,119.2758

Proposal III.C — Concentration

Affirmative	Against	Abstain
25,442,672.5257	279,818.4630	821,417.6013

Proposal III.D — Diversification

Affirmative	Against	Abstain
25,495,750.0906	248,742.7434	799,415.7560

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Core Bond VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $148 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

(unaudited)

MARKET ENVIRONMENT

U.S. equity markets climbed a wall of worry in 2012, as markets faced obstacles on several fronts, including an intensifying european debt crisis, economic slowdown in China, devastating hurricane in the Northeastern U.S. and ongoing dysfunction in Washington. Despite these and other events, U.S. equity markets generated solid returns as the Standard and Poor’s 500® Index (“S&P 500”) rose 16.00%, slightly outpaced by the 16.35% return for the Russell® 2000 Index.

The year started off strong as the S&P 500 Index posted its strongest first-quarter gain since 1998. Investors were encouraged by an easing sovereign debt crisis in Europe. The European Central Bank (“ECB”), through its second Long Term Refinancing Option in February, greatly reduced yields on the sovereign debt of troubled European countries, particularly Italy and Spain. Investor confidence did not last long as markets turned volatile over concerns of the future of the European Currency Union (“ECU”). A Greek exit from the ECU consumed most of the headlines. However, after a second election, a coalition of “pro euro” parties prevailed and averted a Greek exit.

The turning point for the markets in 2012 were comments made in July by ECB President Mario Draghi, who stated that the ECB would do “whatever it takes to preserve the Euro.” Draghi’s plan to save the Euro became known as Outright Monetary Transactions, which was well received by investors as yields on Spanish and Italian government bonds fell sharply. Aggressive monetary policy was constant as the U.S. Federal Reserve, Bank of England, Bank of Japan and Peoples Bank of China announced numerous policy actions over the year.

The fourth quarter was all about the U.S. presidential election and fiscal cliff, which would require over $600 billion of automatic tax increases and spending cuts to take effect in January of 2013. The election results were no surprise as President Barack Obama retained the White House, the Republicans kept their majority in the House of Representatives and the Democrats maintained control of the Senate. However, immediately after the election, investor attention turned to the fiscal cliff. Prospects of a “grand bargain” between Republican House Speaker John Boehner and President Obama were short lived as negotiations came to a standstill. It was then left to Vice President Joe Biden and Senate Minority Leader Mitch McConnell to hammer out a deal. Stocks rallied on the final trading day of the year and, on New Year’s Day, a bipartisan bill was passed addressing most of the tax increases set to take effect.

PERFORMANCE

For the year ended December 31, 2012, Transamerica JPMorgan Enhanced Index VP, Initial Class returned 16.35%. By comparison, its benchmark, S&P 500, returned 16.00%.

STRATEGY REVIEW

Transamerica JPMorgan Enhanced Index VP outperformed its benchmark during the fourth quarter as stock selection in the consumer cyclical, utilities and banks and brokers sectors contributed to performance. During the year, stock selection in the consumer cyclical, retail, and systems and network hardware sectors positively impacted portfolio returns.

An underweight in General Electric Co. added to returns as investors reacted negatively to disappointing third-quarter earnings results, partially attributed to weak organic growth. General Electric Co. continues to be expensive on a valuation basis as both an industrial company and as a bank. An overweight in Sempra Energy contributed to returns. Mainly a regulated utility in California, Sempra Energy recently received a more favorable-than-expected outcome in its rate case proceeding. Additionally, the liquid natural gas (“LNG”) export project at its Cameron facility looks more likely to proceed following the favorable report issued from the Department of Energy on LNG exports. We still like the name as a high-quality regulated utility that now has greater clarity on an accretive LNG export facility. Within communications equipment, an overweight in Cisco Systems, Inc. also added value in the quarter. Cisco Systems, Inc. historically has been the leading player in network equipment and is currently transitioning to become the number-one information technology vendor. Cisco Systems, Inc. has a dominant share in switching and routing, and share gains in servers and wireless local area networks, while experiencing strong growth in its services business. Management is also extremely focused on maintaining gross margin and integrating recent acquisitions.

On the negative side, stock selection in the systems and network hardware, basic materials and pharmaceutical/medical technology sectors detracted from performance during the quarter. During the year, stock selection in the basic materials, consumer stable and health services and systems sectors negatively impacted portfolio returns.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

(unaudited)

STRATEGY REVIEW (continued)

Within the pharmaceuticals sector, an overweight in Merck & Co., Inc. detracted on underperformance driven by setbacks in its cholesterol and biosimilar programs. Despite recent negative developments, we still like in Merck & Co., Inc. due to its growing core franchise, a strong drug pipeline and a proven ability to increase its dividend going forward. Wells Fargo & Co. weighed on performance as the bank faced margin pressure in the quarter, largely due to the low interest rate environment. Banks with more substantial market activities like Citigroup, Inc. and Bank of America Corp. were able to enact large cost-cutting initiatives to boost returns. This action drove the two stocks’ relative outperformance, causing Wells Fargo & Co. to fall behind. Wells Fargo’s disappointing third-quarter earnings also pressured the stock price. Despite recent underperformance, we are still constructive on the company’s fundamentals going forward. CSX Corp. detracted from performance during the quarter. Rail underperformance is mostly due to weakness in coal demand due to low natural gas prices, the warm winter and elevated stockpiles. The excess coal inventory overhang is expected to persist for the next few quarters.

In the portfolio, we hold S&P 500® Index Futures for cash management purposes that generally constitute approximately 1% of the portfolio. These futures have minimal impact on the portfolio.

Raffaele Zingone, CFA

Scott Blasdell, CFA

Terance Chen, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	16.35%	1.85%	6.94%	05/02/1997
S&P 500 *	16.00%	1.66%	7.10%
Service Class	16.09%	1.60%	6.39%	05/01/2003

NOTES

* The Standard & Poor’s 500® Index (“S&P 500”) is an unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portoflio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica JPMorgan Enhanced Index VP
Initial Class	$1,000.00	$1,060.10	$4.35	$1,020.91	$4.27	0.84%
Service Class	1,000.00	1,059.60	5.64	1,019.66	5.53	1.09

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	97.7%
Repurchase Agreement	2.0
Securities Lending Collateral	1.0
Short-Term U.S. Government Obligation	0.2
Other Assets and Liabilities - Net(A)	(0.9)
Total	100.0%

(A)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Foreign Currency contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, and Cash Collateral.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
COMMON STOCKS - 97.7%
Aerospace & Defense - 1.9%
Honeywell International, Inc.	17,329	$1,100
United Technologies Corp.	30,633	2,512
Air Freight & Logistics - 1.0%
United Parcel Service, Inc. - Class B	24,797	1,828
Airlines - 0.1%
Southwest Airlines Co.	21,088	216
Auto Components - 0.8%
Delphi Automotive PLC ‡	5,791	222
Johnson Controls, Inc.	38,394	1,178
Automobiles - 0.8%
Ford Motor Co.	26,772	347
General Motors Co. ‡	42,134	1,214
Beverages - 3.1%
Beam, Inc.	5,002	306
Coca-Cola Co.	63,740	2,310
Coca-Cola Enterprises, Inc.	24,886	790
Dr. Pepper Snapple Group, Inc.^	9,955	440
PepsiCo, Inc.	29,449	2,015
Biotechnology - 2.0%
Biogen Idec, Inc. ‡	12,043	1,766
Celgene Corp. ‡	18,847	1,484
Onyx Pharmaceuticals, Inc. ‡^	716	54
Vertex Pharmaceuticals, Inc. ‡	8,460	355
Building Products - 0.3%
Masco Corp.	36,272	604
Capital Markets - 1.9%
Ameriprise Financial, Inc.	6,516	408
Goldman Sachs Group, Inc.	3,392	433
Invesco, Ltd.	38,069	993
Morgan Stanley	26,896	514
State Street Corp.	24,417	1,148
Chemicals - 1.9%
Air Products & Chemicals, Inc.	13,899	1,168
CF Industries Holdings, Inc.	2,158	438
Dow Chemical Co.	16,987	549
E.I. du Pont de Nemours & Co.	13,193	593
Georgia Gulf Corp.	5,159	213
Monsanto Co.	6,297	596
Commercial Banks - 3.0%
Comerica, Inc.	5,606	170
East-West Bancorp, Inc.	8,484	182
KeyCorp	35,445	298
Regions Financial Corp.	19,658	140
SunTrust Banks, Inc.	21,247	602
Wells Fargo & Co.	124,464	4,255
Commercial Services & Supplies - 0.4%
Tyco International, Ltd.	25,346	741
Communications Equipment - 2.4%
Cisco Systems, Inc.	121,882	2,395
QUALCOMM, Inc.	32,736	2,030
Computers & Peripherals - 4.8%
Apple, Inc.	15,369	8,192
Hewlett-Packard Co.	54,995	784
Construction & Engineering - 0.9%
Fluor Corp.	27,017	1,587
Consumer Finance - 1.2%
American Express Co.	19,036	1,094
Capital One Financial Corp.	20,128	1,166
Containers & Packaging - 0.7%
Ball Corp.	10,446	467
Crown Holdings, Inc. ‡	21,478	791
Diversified Financial Services - 3.1%
Bank of America Corp.	230,927	2,679
Citigroup, Inc.	64,389	2,547
CME Group, Inc. -Class A	11,186	567
Diversified Telecommunication Services - 2.0%
AT&T, Inc.	40,998	1,382
Verizon Communications, Inc.	55,425	2,398

	Shares	Value (000’s)
Electric Utilities - 2.0%
American Electric Power Co., Inc.	8,136	$347
Edison International	14,300	646
Exelon Corp.	20,547	611
NextEra Energy, Inc.	23,539	1,629
NV Energy, Inc.	31,973	580
Electrical Equipment - 0.9%
Emerson Electric Co.	32,754	1,735
Energy Equipment & Services - 2.7%
Baker Hughes, Inc.	17,476	714
Ensco PLC - Class A	15,415	914
Halliburton Co.	40,423	1,402
National Oilwell Varco, Inc.	12,633	863
Schlumberger, Ltd.	17,854	1,237
Food & Staples Retailing - 1.2%
CVS Caremark Corp.	17,848	864
Kroger Co.	18,809	489
Wal-Mart Stores, Inc.	11,904	812
Food Products - 2.4%
Archer-Daniels-Midland Co.	39,376	1,079
General Mills, Inc.	32,320	1,306
Kellogg Co.	2,948	165
Mondelez International, Inc. - Class A	76,351	1,944
Gas Utilities - 0.2%
AGL Resources, Inc.	4,039	161
UGI Corp.	5,601	184
Health Care Equipment & Supplies - 2.7%
Abbott Laboratories	26,638	1,744
Baxter International, Inc.	11,364	758
CareFusion Corp. ‡	38,808	1,109
Covidien PLC	23,294	1,345
Hologic, Inc. ‡	4,182	84
Health Care Providers & Services - 2.0%
AmerisourceBergen Corp. - Class A	5,368	232
DaVita HealthCare Partners, Inc. ‡	5,657	625
Humana, Inc.	17,939	1,231
UnitedHealth Group, Inc.	31,779	1,724
Hotels, Restaurants & Leisure - 0.2%
Royal Caribbean Cruises, Ltd.	4,678	159
Yum! Brands, Inc.	3,736	248
Household Durables - 0.4%
Lennar Corp. - Class A^	5,806	225
PulteGroup, Inc. ‡	25,157	456
Household Products - 1.9%
Clorox Co.	4,433	325
Energizer Holdings, Inc.	3,677	294
Procter & Gamble Co.	43,953	2,984
Industrial Conglomerates - 1.2%
3M Co.	8,996	835
General Electric Co.	64,941	1,363
Insurance - 3.2%
ACE, Ltd.	11,061	883
American International Group, Inc. ‡	21,293	752
Assurant, Inc.	2,692	93
Axis Capital Holdings, Ltd.	5,260	182
Berkshire Hathaway, Inc. - Class B ‡	15,928	1,429
Everest RE Group, Ltd.	1,640	180
Hartford Financial Services Group, Inc.	33,670	756
MetLife, Inc.	41,483	1,366
Prudential Financial, Inc.	7,381	394
Internet & Catalog Retail - 0.7%
Amazon.com, Inc. ‡	4,603	1,156
Expedia, Inc.	3,559	219
Internet Software & Services - 2.3%
eBay, Inc. ‡	17,169	876
Google, Inc. - Class A ‡	4,751	3,370
LinkedIn Corp. - Class A ‡	922	106
IT Services - 3.5%
Accenture PLC - Class A	5,308	353
Cognizant Technology Solutions Corp. - Class A ‡	6,734	499

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)
IT Services (continued)
Fidelity National Information Services, Inc.	13,863	$483
International Business Machines Corp.	15,789	3,024
Mastercard, Inc. - Class A	716	352
Visa, Inc. - Class A	11,745	1,780
Life Sciences Tools & Services - 0.2%
Mettler-Toledo International, Inc. ‡	1,978	382
Machinery - 1.2%
Deere & Co.	4,089	353
PACCAR, Inc.	23,336	1,056
Pentair, Ltd.	7,739	380
SPX Corp.	5,433	381
Media - 4.3%
CBS Corp. - Class B	28,692	1,092
Comcast Corp. - Class A	43,316	1,619
DIRECTV ‡	5,455	274
DISH Network Corp. - Class A	5,689	207
Time Warner Cable, Inc.	17,886	1,738
Time Warner, Inc.	44,994	2,152
Walt Disney Co.	20,547	1,023
Metals & Mining - 0.4%
Alcoa, Inc.	34,937	304
U.S. Steel Corp. ^	8,521	203
Walter Energy, Inc. ^	4,964	178
Multiline Retail - 1.5%
Big Lots, Inc. ‡	822	23
Kohl’s Corp.	3,046	131
Macy’s, Inc.	10,517	410
Nordstrom, Inc.	6,839	366
Target Corp.	31,858	1,886
Multi-Utilities - 1.2%
NiSource, Inc.	18,202	453
PG&E Corp.	8,648	347
Sempra Energy	20,280	1,439
Oil, Gas & Consumable Fuels - 8.0%
Anadarko Petroleum Corp.	6,955	517
Apache Corp.	5,925	465
Cheniere Energy, Inc. ‡	28,027	526
Chesapeake Energy Corp.	9,193	153
Chevron Corp.	34,236	3,703
ConocoPhillips	13,713	795
Denbury Resources, Inc. ‡	5,470	89
Energen Corp.	5,400	243
EOG Resources, Inc.	10,136	1,225
Exxon Mobil Corp.	45,434	3,933
Kinder Morgan, Inc.	22,022	778
Marathon Oil Corp.	14,581	447
Marathon Petroleum Corp.	4,753	299
Occidental Petroleum Corp.	11,363	871
Valero Energy Corp.	19,791	675
Pharmaceuticals - 5.0%
Allergan, Inc.	9,885	907
Johnson & Johnson	13,729	962
Merck & Co., Inc.	84,145	3,446
Mylan, Inc. ‡	5,941	163
Pfizer, Inc.	121,259	3,041
Valeant Pharmaceuticals International, Inc. ‡	9,830	588
Warner Chilcott PLC - Class A	4,396	53
Real Estate Investment Trusts - 2.3%
CBL & Associates Properties, Inc.	13,720	291
DiamondRock Hospitality Co.	10,427	94
DuPont Fabros Technology, Inc.	4,089	99
Highwoods Properties, Inc. ^	4,867	163
Home Properties, Inc. ^	4,305	264
Host Hotels & Resorts, Inc.	29,640	464
LaSalle Hotel Properties	22,823	579
Liberty Property Trust	12,662	453
National Retail Properties, Inc.	5,132	160

	Shares	Value (000’s)
Real Estate Investment Trusts (continued)
Plum Creek Timber Co., Inc. ^	10,711	$475
Simon Property Group, Inc.	5,134	812
Strategic Hotels & Resorts, Inc. ‡	14,413	92
Weyerhaeuser Co.	15,410	429
Road & Rail - 2.5%
CSX Corp.	89,702	1,770
Norfolk Southern Corp.	4,207	260
Union Pacific Corp.	21,652	2,722
Semiconductors & Semiconductor Equipment - 1.7%
Altera Corp.	21,149	728
Applied Materials, Inc.	25,556	292
Broadcom Corp. - Class A ‡	35,447	1,178
LAM Research Corp. ‡	14,630	529
LSI Corp. ‡	63,896	452
Software - 4.0%
Adobe Systems, Inc. ‡	17,654	665
Citrix Systems, Inc. ‡	9,834	647
Microsoft Corp.	140,572	3,757
Oracle Corp.	71,304	2,376
Specialty Retail - 2.8%
AutoZone, Inc. ‡	3,031	1,074
Home Depot, Inc.	33,612	2,079
Lowe’s Cos., Inc.	43,755	1,554
Staples, Inc. ^	9,634	110
TJX Cos., Inc.	10,245	435
Textiles, Apparel & Luxury Goods - 1.1%
Coach, Inc.	10,817	600
V.F. Corp.	9,341	1,411
Tobacco - 1.2%
Lorillard, Inc.	1,840	215
Philip Morris International, Inc.	23,634	1,976
Trading Companies & Distributors - 0.5%
WW Grainger, Inc.	4,247	859
Wireless Telecommunication Services - 0.0% ¥
MetroPCS Communications, Inc. ‡	8,998	89

Total Common Stocks (cost $174,359)		182,366

	Principal (000’s)	Value (000’s)
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.2%
Short-Term U.S. Government Obligation - 0.2%
U.S. Treasury Bill
0.10%, 05/30/2013 ▲ g	$312	312
Total Short-Term U.S. Government Obligation (cost $312)

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 1.0%
State Street Navigator Securities Lending
Trust - Prime Portfolio, 0.26% ▲	1,899,846	1,900
Total Securities Lending Collateral (cost $1,900)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 2.0%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $3,761 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 2.00%, due 12/01/2027, and with a value of $3,837.	$3,761	3,761
Total Repurchase Agreement (cost $3,761)

Total Investment Securities (cost $180,332)		188,339
Other Assets and Liabilities - Net		(1,728)

Net Assets		$186,611

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Unrealized Appreciation (000’s)
S&P 500 E-Mini Index	Long	57	03/15/2013	$4

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $1,854.
¥	Percentage rounds to less than 0.1%.
g	This security, in the amount of $312, has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $184,465. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $6,328 and $2,454, respectively. Net unrealized appreciation for tax purposes is $3,874.

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$182,366	$—	$—	$182,366
Repurchase Agreement	—	3,761	—	3,761
Securities Lending Collateral	1,900	—	—	1,900
Short-Term U.S. Government Obligation	—	312	—	312
Total	$184,266	$4,073	$—	$188,339

Other Financial Instruments ~~F~~	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Futures Contracts - Appreciation	$4	$—	$—	$4

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
~~F~~	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $176,571)	$184,578
(including securities loaned of $1,854)
Repurchase agreement, at value (cost: $3,761)	3,761
Receivables:
Investment securities sold	498
Shares sold	187
Securities lending income (net)	1
Dividends	210
Variation margin	101
Prepaid expenses	–	(A)

	189,336

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	559
Shares redeemed	112
Management and advisory fees	117
Distribution and service fees	2
Trustees fees	–	(A)
Transfer agent fees	–	(A)
Administration fees	4
Printing and shareholder reports fees	13
Audit and tax fees	13
Other	5
Collateral for securities on loan	1,900

	2,725

Net assets	$186,611

Net assets consist of:
Capital stock ($.01 par value)	$139
Additional paid-in capital	179,076
Undistributed net investment income	1,713
Accumulated net realized loss from investment securities and futures contracts	(2,328)
Net unrealized appreciation (depreciation) on:
Investment securities	8,007
Futures contracts	4

Net assets	$186,611

Net assets by class:
Initial Class	$174,417
Service Class	12,194
Shares outstanding:
Initial Class	12,966
Service Class	906
Net asset value and offering price per share:
Initial Class	$13.45
Service Class	13.47

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $3)	$2,783
Interest income	1
Securities lending income (net)	22

Total investment income	2,806

Expenses:
Management and advisory	940
Distribution and service:
Service Class	25
Printing and shareholder reports	25
Custody	43
Administration	30
Legal	9
Audit and tax	13
Trustees	4
Transfer agent	1
Other	3

Total expenses	1,093

Less waiver/reimbursement	–	(A)

Net expenses	1,093

Net investment income	1,713

Net realized gain (loss) on transactions from:
Investment securities	6,377
Futures contracts	165

	6,542

Net change in unrealized appreciation (depreciation) on:
Investment securities	5,934
Futures contracts	(2)

Net change in unrealized appreciation (depreciation)	5,932

Net realized and change in unrealized gain	12,474

Net increase in net assets resulting from operations	$14,187

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$1,713	$1,207
Net realized gain from investment securities and futures contracts	6,542	10,248
Net change in unrealized appreciation (depreciation) on investment securities and futures contracts	5,932	(10,517)

Net increase in net assets resulting from operations	14,187	938

Distributions to shareholders:
From net investment income:
Initial Class	(1,112)	(1,139)
Service Class	(95)	(97)

Total distributions to shareholders	(1,207)	(1,236)

Capital share transactions:
Proceeds from shares sold:
Initial Class	100,058	14,852
Service Class	8,008	5,729

	108,066	20,581

Dividends and distributions reinvested:
Initial Class	1,112	1,139
Service Class	95	97

	1,207	1,236

Cost of shares redeemed:
Initial Class	(24,348)	(40,124)
Service Class	(4,586)	(5,539)

	(28,934)	(45,663)

Net increase (decrease) in net assets from capital shares transactions	80,339	(23,846)

Net increase (decrease) in net assets	93,319	(24,144)

Net assets:
Beginning of year	93,292	117,436

End of year	$186,611	$93,292

Undistributed net investment income	$1,713	$1,207

Share activity:
Shares issued:
Initial Class	7,426	1,295
Service Class	610	488

	8,036	1,783

Shares issued-reinvested from dividends and distributions:
Initial Class	84	104
Service Class	7	9

	91	113

Shares redeemed:
Initial Class	(1,882)	(3,404)
Service Class	(355)	(493)

	(2,237)	(3,897)

Net increase (decrease) in shares outstanding:
Initial Class	5,628	(2,005)
Service Class	262	4

	5,890	(2,001)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$ 11.69	$ 11.76	$ 10.36	$ 8.15	$ 16.43
Investment operations
Net investment income(A)	0.18	0.14	0.12	0.14	0.20
Net realized and unrealized gain (loss)	1.73	(0.06)	1.42	2.26	(5.49)

Total operations	1.91	0.08	1.54	2.40	(5.29)

Distributions
From net investment income	(0.15)	(0.15)	(0.14)	(0.19)	(0.23)
From net realized gains	—	—	—	—	(2.76)

Total distributions	(0.15)	(0.15)	(0.14)	(0.19)	(2.99)

Net asset value
End of year	$ 13.45	$ 11.69	$ 11.76	$ 10.36	$ 8.15

Total return(B)	16.35%	0.74%	15.18%	29.59%	(37.35)%

Net assets end of year (000’s)	$ 174,417	$ 85,753	$ 109,894	$ 107,759	$ 83,543
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	0.84%	0.84%	0.84%	0.84%	0.82%
Before reimbursement/recapture	0.84%	0.86%	0.85%	0.85%	0.82%
Net investment income to average net assets	1.37%	1.17%	1.13%	1.57%	1.59%
Portfolio turnover rate	96%	166%	190%	117%	74%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$ 11.71	$ 11.79	$ 10.40	$ 8.17	$ 16.45
Investment operations
Net investment income(A)	0.14	0.11	0.10	0.12	0.17
Net realized and unrealized gain (loss)	1.74	(0.06)	1.42	2.26	(5.50)

Total operations	1.88	0.05	1.52	2.38	(5.33)

Distributions
From net investment income	(0.12)	(0.13)	(0.13)	(0.15)	(0.19)
From net realized gains	—	—	—	—	(2.76)

Total distributions	(0.12)	(0.13)	(0.13)	(0.15)	(2.95)

Net asset value
End of year	$ 13.47	$ 11.71	$ 11.79	$ 10.40	$ 8.17

Total return(B)	16.09%	0.47%	14.85%	29.32%	(37.52)%

Net assets end of year (000’s)	$ 12,194	$ 7,539	$ 7,542	$ 4,671	$ 3,116
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	1.09%	1.09%	1.09%	1.09%	1.07%
Before reimbursement/recapture	1.09%	1.11%	1.10%	1.10%	1.07%
Net investment income to average net assets	1.10%	0.94%	0.90%	1.32%	1.32%
Portfolio turnover rate	96%	166%	190%	117%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Futures contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2012 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2012 of $6 are included in net realized gain (loss) in the Statement of Operations.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trust (“REITs”): Dividend income related to a Real Estate Investment Trust is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2012:

	Market Value	% of Net Assets

Transamerica BlackRock Tactical Allocation VP	$72,877	39.05%

Transamerica Madison Balanced Allocation VP	4,231	2.27

Total	$77,108	41.32%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $750 million	0.74%
Over $750 million up to $1 billion	0.69%
Over $1 billion	0.65%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.84% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount reimbursed/waived by TAM was less than $1.

The following amounts were available for recapture by TAM as of December 31, 2012:

Amount Available	Year Reimbursed	Available Through
$18	2011	12/31/2013
–(a)	2012	12/31/2014
(a) Rounds to less than $1.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$199,422
U.S. Government	–

Proceeds from maturities and sales of securities:
Long-term	121,183
U.S. Government	–

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of future contracts held throughout the year averaged 1 contract, beginning and ending the year at 1 contract. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Asset derivatives
Unrealized appreciation on futures contracts*	$4

*   Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Net Realized Gain (Loss) on Derivatives recognized in income
Net realized gain on futures contracts	$165
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized (depreciation) on futures contracts	(2)
Total	$163

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	(♦)

Undistributed (accumulated) net realized gain (loss) from investment securities	♦

♦ Amount rounds to less than $1

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $4,005.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$1,207

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	1,236

Long-term Capital Gain	–

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$1,714

Undistributed Long-term Capital Gain	1,808

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	3,874

Other Temporary Differences	–

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Enhanced Index VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Enhanced Index VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Enhanced Index VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
7,793,347.2116	144,792.0032	241,101.0062

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
7,659,489.2660	221,021.1555	298,729.7995

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
7,741,050.8301	155,749.8223	282,439.5686

Proposal III.C — Concentration

Affirmative	Against	Abstain
7,717,668.0195	150,244.0191	311,328.1824

Proposal III.D — Diversification

Affirmative	Against	Abstain
7,790,408.1465	136,856.4464	251,975.6281

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Enhanced Index VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

U.S. equity markets climbed a wall of worry in 2012, as markets faced obstacles on several fronts, including an intensifying European debt crisis, economic slowdown in China, devastating hurricane in the Northeastern U.S. and ongoing dysfunction in Washington. Despite these and other events, U.S. equity markets generated solid returns as the Standard and Poor’s 500® Index (“S&P 500”) rose 16.00%, slightly outpaced by the 16.35% return for the Russell 2000® Index.

The year started off strong as the S&P 500 Index posted its strongest first-quarter gain since 1998. Investors were encouraged by an easing sovereign debt crisis in Europe. The European Central Bank (“ECB”), through its second Long Term Refinancing Option in February, greatly reduced yields on the sovereign debt of troubled European countries, particularly Italy and Spain. Investor confidence did not last long as markets turned volatile over concerns of the future of the European Currency Union (“ECU”). A Greek exit from the ECU consumed most of the headlines. However, after a second election, a coalition of “pro euro” parties prevailed and averted a Greek exit.

The turning point for the markets in 2012 were comments made in July by ECB President Mario Draghi, who stated that the ECB would do “whatever it takes to preserve the euro.” Draghi’s plan to save the euro became known as Outright Monetary Transactions, which was well received by investors as yields on Spanish and Italian government bonds fell sharply. Aggressive monetary policy was constant as the U.S. Federal Reserve, Bank of England, Bank of Japan and Peoples Bank of China announced numerous policy actions over the year.

The final three months of 2012 were all about the U.S. presidential election and the fiscal cliff, where billions of automatic tax increases and spending cuts were due to take effect in January 2013. The election results were no surprise as President Barack Obama retained the White House, the Republicans kept their majority in the House of Representatives and the Democrats maintained control of the Senate. However, immediately after the election, investor attention turned to the fiscal cliff. Prospects of a “grand bargain” between Republican House Speaker John Boehner and President Obama were short lived as negotiations came to a standstill. It was then left to Vice President Joe Biden and Senate Minority Leader Mitch McConnell to hammer out a deal. Stocks rallied on the final trading day of the year and on New Year’s Day a bipartisan bill was passed addressing most of the tax increases set to take effect.

PERFORMANCE

For the year ended December 31, 2012, Transamerica JPMorgan Mid Cap Value VP, Initial Class returned 20.53%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 18.51%.

STRATEGY REVIEW

The Portfolio outperformed the Russell Midcap® Value Index in 2012. The team generated alpha in most of the sectors, with the information technology, consumer discretionary, and industrial sectors being the top contributors to relative performance. Snap-on, Inc. was a top contributor within the machinery sector, the company consistently posted better than expected earnings and sales throughout the year. We continue to like the company as it has an unmatched ability to control quality relative to its competitors since they manufacture the majority of tools sold. Despite the strong relative performance in 2012, results were negatively impacted by stock selection and our underweight positions in the oil, gas & consumable fuels and telecom services sectors. Within the oil, gas & consumable fuels sector, Devon Energy Corp. was a top detractor due to depressed oil and natural gas prices. We continue to have conviction in Devon Energy Corp. due to its strong financial position coupled with its sound strategic repositioning.

The Mid Cap Value team continues to believe that valuations look attractive though some areas of the market have become overvalued, such as utilities. As a result, we further reduced our exposure to the sector by liquidating PG&E and Northeast Utilities. The portfolio continues to have a big emphasis on consumer discretionary names as we increased our positions in Bed Bath & Beyond, Inc. and TJX Cos., Inc. during the 4th quarter. The financial sector remains the portfolio’s largest underweight, due to the portfolio’s underweight of real estate investment trusts based on valuation.

Gloria Fu, CFA

Lawrence Playford, CFA

Jonathan K.L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	20.53%	5.11%	9.78%	05/03/1999
Russell Midcap® Value *	18.51%	3.79%	10.63%
Service Class	20.24%	4.86%	9.48%	05/01/2003

NOTES

* The Russell Midcap® Value Index (“Russell Midcap® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Portfolio Name	Account Value	Value	During Period(B)	Value	During Period(B)	Expense Ratio

Transamerica JPMorgan Mid Cap Value VP
Initial Class	$1,000.00	$1,090.20	$4.62	$1,020.71	$4.47	0.88%
Service Class	1,000.00	1,089.30	5.93	1,019.46	5.74	1.13

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Common Stocks	95.3%
Repurchase Agreement	12.1
Securities Lending Collateral	4 .3
Other Assets and Liabilities - Net	(11.7)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

COMMON STOCKS - 95.3%
Aerospace & Defense - 0.6%
Alliant Techsystems, Inc.	60,959	$3,777
Beverages - 2.6%
Beam, Inc.	118,053	7,211
Brown-Forman Corp. - Class B	50,193	3,175
Dr. Pepper Snapple Group, Inc.	124,330	5,493
Building Products - 0.8%
Fortune Brands Home & Security, Inc. ‡	163,250	4,770
Capital Markets - 5.5%
Ameriprise Financial, Inc.	127,164	7,964
Charles Schwab Corp. ^	478,405	6,870
Invesco, Ltd.	256,640	6,696
Northern Trust Corp.	111,895	5,613
T. Rowe Price Group, Inc.	105,020	6,840
Chemicals - 4.1%
Airgas, Inc.	79,047	7,216
Albemarle Corp.	108,046	6,712
Sherwin-Williams Co.	33,025	5,080
Sigma-Aldrich Corp. ^	87,065	6,406
Commercial Banks - 5.7%
City National Corp. ^	66,834	3,310
Cullen/Frost Bankers, Inc. ^	43,675	2,370
Fifth Third Bancorp	527,440	8,011
First Republic Bank	79,734	2,614
Huntington Bancshares, Inc.	314,840	2,012
M&T Bank Corp.	86,420	8,509
SunTrust Banks, Inc.	202,525	5,742
Zions Bancorporation ^	134,335	2,875
Commercial Services & Supplies - 1.0%
Republic Services, Inc. - Class A	213,750	6,269
Containers & Packaging - 3.5%
Ball Corp.	217,549	9,735
Rock-Tenn Co. - Class A	82,617	5,776
Silgan Holdings, Inc.	145,600	6,056
Distributors - 1.0%
Genuine Parts Co.	101,564	6,457
Electric Utilities - 2.0%
NV Energy, Inc.	347,195	6,298
Westar Energy, Inc. ^	215,400	6,165
Electrical Equipment - 2.1%
AMETEK, Inc.	170,163	6,393
Regal Beloit Corp.	93,805	6,610
Electronic Equipment & Instruments - 2.5%
Amphenol Corp. - Class A	127,922	8,277
Arrow Electronics, Inc. ‡	191,204	7,281
Food Products - 1.9%
Hershey Co.	76,765	5,544
JM Smucker Co.	20,903	1,803
Ralcorp Holdings, Inc. ‡	46,771	4,193
Gas Utilities - 1.8%
EQT Corp.	99,356	5,860
ONEOK, Inc.	77,024	3,293
Questar Corp.	87,083	1,721
Health Care Equipment & Supplies - 0.3%
CareFusion Corp. ‡	73,320	2,095
Health Care Providers & Services - 3.7%
AmerisourceBergen Corp. - Class A	153,770	6,640
CIGNA Corp.	138,540	7,407
Henry Schein, Inc. ‡	52,873	4,254
Humana, Inc.	70,880	4,864
Hotels, Restaurants & Leisure - 2.6%
Darden Restaurants, Inc.	85,249	3,842
Marriott International, Inc. - Class A	189,708	7,070
Yum! Brands, Inc.	81,635	5,421
Household Durables - 1.4%
Jarden Corp. ‡	35,030	1,811
Mohawk Industries, Inc. ‡	75,220	6,805
Household Products - 1.1%
Energizer Holdings, Inc.	83,646	6,690

	Shares	Value (000’s)

Industrial Conglomerates - 0.9%
Carlisle Cos., Inc.	97,770	$5,745
Insurance - 9.5%
Alleghany Corp. ‡	19,347	6,489
Chubb Corp.	75,840	5,712
Hartford Financial Services Group, Inc.	188,790	4,236
Loews Corp.	262,960	10,717
Marsh & McLennan Cos., Inc.	277,290	9,559
Old Republic International Corp.	288,585	3,073
OneBeacon Insurance Group, Ltd. - Class A	116,486	1,619
Unum Group	240,349	5,004
WR Berkley Corp. ^	155,800	5,880
XL Group PLC - Class A	273,990	6,866
Internet & Catalog Retail - 1.3%
Expedia, Inc.	78,728	4,838
TripAdvisor, Inc. ‡^	75,938	3,186
IT Services - 1.2%
Jack Henry & Associates, Inc.	191,748	7,528
Machinery - 2.5%
IDEX Corp.	120,107	5,589
Rexnord Corp. ‡^	210,266	4,479
Snap-on, Inc.	71,400	5,639
Media - 3.0%
AMC Networks, Inc. ‡	24,470	1,211
Cablevision Systems Corp. - Class A ^	97,250	1,453
CBS Corp. - Class B	143,251	5,451
Clear Channel Outdoor Holdings, Inc. - Class A ‡^	132,641	931
DISH Network Corp. - Class A	202,650	7,377
Gannett Co., Inc. ^	80,088	1,442
Washington Post Co. - Class B ^	2,085	761
Multiline Retail - 2.5%
Family Dollar Stores, Inc.	108,581	6,885
Kohl’s Corp. ^	204,211	8,777
Multi-Utilities - 6.2%
CenterPoint Energy, Inc.	303,337	5,839
CMS Energy Corp.	280,200	6,831
NiSource, Inc.	260,287	6,479
Sempra Energy	95,311	6,761
Wisconsin Energy Corp.	149,911	5,524
Xcel Energy, Inc.	252,098	6,734
Oil, Gas & Consumable Fuels - 5.3%
Devon Energy Corp.	107,650	5,602
Energen Corp.	201,743	9,097
Marathon Petroleum Corp.	106,190	6,690
PBF Energy, Inc. - Class A ‡^	72,150	2,096
QEP Resources, Inc.	154,720	4,683
Williams Cos., Inc.	136,516	4,470
Professional Services - 0.9%
Equifax, Inc.	97,830	5,295
Real Estate Investment Trusts - 2.9%
Annaly Capital Management, Inc. ^	171,686	2,410
HCP, Inc.	107,070	4,837
Regency Centers Corp.	116,155	5,474
Vornado Realty Trust	66,755	5,346
Real Estate Management & Development - 0.7%
Brookfield Office Properties, Inc. ^	272,919	4,642
Semiconductors & Semiconductor Equipment - 2.5%
Analog Devices, Inc.	211,338	8,889
Xilinx, Inc.	177,890	6,386
Software - 0.9%
Synopsys, Inc. ‡	172,703	5,499
Specialty Retail - 6.8%
AutoZone, Inc. ‡	23,287	8,254
Bed Bath & Beyond, Inc. ‡	131,500	7,352
Gap, Inc.	176,380	5,475
PetSmart, Inc.	49,312	3,370
Tiffany & Co.	85,760	4,917
TJX Cos., Inc.	137,286	5,828
Williams-Sonoma, Inc.	163,490	7,156

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Textiles, Apparel & Luxury Goods - 1.7%
PVH Corp.	60,140	$6,676
V.F. Corp.	24,420	3,687
Thrifts & Mortgage Finance - 1.0%
Capitol Federal Financial, Inc.	153,370	1,793
People’s United Financial, Inc. ^	354,650	4,288
Trading Companies & Distributors - 1.1%
MSC Industrial Direct Co., Inc. - Class A	89,843	6,772
Wireless Telecommunication Services - 0.2%
Telephone & Data Systems, Inc.	54,017	1,196

Total Common Stocks (cost $538,524)		590,691

SECURITIES LENDING COLLATERAL - 4.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	26,409,713	26,410
Total Securities Lending Collateral (cost $26,410)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 12.1%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $74,728 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 3.50%, due 01/01/2032 - 02/01/2032, and with a total value of $76,223.	$74,728	$74,728
Total Repurchase Agreement (cost $74,728)

Total Investment Securities (cost $639,662)		691,829
Other Assets and Liabilities - Net		(72,232)

Net Assets		$619,597

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $25,762.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $642,774. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $54,534 and $5,479, respectively. Net unrealized appreciation for tax purposes is $49,055.

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$590,691	$—	$—	$590,691
Repurchase Agreement	—	74,728	—	74,728
Securities Lending Collateral	26,410	—	—	26,410
Total	$617,101	$74,728	$—	$691,829

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $564,934) (including securities loaned of $25,762)	$617,101
Repurchase agreement, at value (cost: $74,728)	74,728
Cash	25
Receivables:
Investment securities sold	1,172
Shares sold	204
Securities lending income (net)	7
Dividends	597
Prepaid expenses	1

	693,835

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	47,266
Shares redeemed	134
Management and advisory fees	362
Distribution and service fees	11
Trustees fees	–	(A)
Transfer agent fees	1
Administration fees	11
Printing and shareholder reports fees	14
Audit and tax fees	13
Other	16
Collateral for securities on loan	26,410

	74,238

Net assets	$619,597

Net assets consist of:
Capital stock ($.01 par value)	$382

Additional paid-in capital	554,697

Undistributed net investment income	4,445

Undistributed net realized gain from investment securities	7,906

Net unrealized appreciation (depreciation) on:
Investment securities	52,167

Net assets	$619,597

Net assets by class:
Initial Class	$566,505
Service Class	53,092
Shares outstanding:
Initial Class	34,944
Service Class	3,294
Net asset value and offering price per share:
Initial Class	$16.21
Service Class	16.12

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $14)	$7,656
Interest income	5
Securities lending income (net)	78

Total investment income	7,739

Expenses:
Management and advisory	2,956
Distribution and service:
Service Class	101
Printing and shareholder reports	41
Custody	52
Administration	87
Legal	24
Audit and tax	13
Trustees	12
Transfer agent	3
Other	7

Total expenses	3,296

Net investment income	4,443

Net realized gain (loss) on transactions from:
Investment securities	25,959

Net change in unrealized appreciation (depreciation) on:
Investment securities	26,991

Net realized and change in unrealized gain	52,950

Net increase in net assets resulting from operations	$57,393

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011

From operations:
Net investment income	$4,443	$2,584
Net realized gain from investment securities	25,959	19,566
Net change in unrealized appreciation (depreciation) on investment securities	26,991	(20,597)

Net increase in net assets resulting from operations	57,393	1,553

Distributions to shareholders:
From net investment income:
Initial Class	(2,475)	(2,282)
Service Class	(266)	(278)

Total distributions to shareholders	(2,741)	(2,560)

Capital share transactions:
Proceeds from shares sold:
Initial Class	347,411	17,542
Service Class	27,391	24,260

	374,802	41,802

Dividends and distributions reinvested:
Initial Class	2,475	2,282
Service Class	266	278

	2,741	2,560

Cost of shares redeemed:
Initial Class	(7,703)	(61,006)
Service Class	(10,041)	(7,830)

	(17,744)	(68,836)

Net increase (decrease) in net assets from capital shares transactions	359,799	(24,474)

Net increase (decrease) in net assets	414,451	(25,481)

Net assets:
Beginning of year	205,146	230,627

End of year	$619,597	$205,146

Undistributed net investment income	$4,445	$2,743

Share activity:
Shares issued:
Initial Class	22,280	1,261
Service Class	1,816	1,778

	24,096	3,039

Shares issued-reinvested from dividends and distributions:
Initial Class	162	185
Service Class	17	23

	179	208

Shares redeemed:
Initial Class	(512)	(4,640)
Service Class	(674)	(604)

	(1,186)	(5,244)

Net increase (decrease) in shares outstanding:
Initial Class	21,930	(3,194)
Service Class	1,159	1,197

	23,089	(1,997)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$13.55	$13.45	$11.16	$9.25	$15.79
Investment operations
Net investment income(A)	0.19	0.16	0.15	0.18	0.19
Net realized and unrealized gain (loss)	2.58	0.10	2.37	2.22	(4.89)

Total operations	2.77	0.26	2.52	2.40	(4.70)

Distributions
From net investment income	(0.11)	(0.16)	(0.23)	(0.18)	(0.20)
From net realized gains	–	–	–	(0.31)	(1.64)

Total distributions	(0.11)	(0.16)	(0.23)	(0.49)	(1.84)

Net asset value
End of year	$16.21	$13.55	$13.45	$11.16	$9.25

Total return(B)	20.53%	2.01%	22.99%	26.41%	(32.88)%

Net assets end of year (000’s)	$566,505	$176,354	$218,048	$238,019	$190,306
Ratio and supplemental data
Expenses to average net assets	0.88%	0.89%	0.89%	0.89%	0.88%
Net investment income to average net assets	1.25%	1.13%	1.21%	1.85%	1.40%
Portfolio turnover rate	28%	40%	37%	34%	43%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$13.49	$13.42	$11.15	$9.22	$15.73
Investment operations
Net investment income(A)	0.15	0.13	0.12	0.16	0.14
Net realized and unrealized gain (loss)	2.57	0.09	2.37	2.21	(4.87)

Total operations	2.72	0.22	2.49	2.37	(4.73)

Distributions
From net investment income	(0.09)	(0.15)	(0.22)	(0.13)	(0.14)
From net realized gains	–	–	–	(0.31)	(1.64)

Total distributions	(0.09)	(0.15)	(0.22)	(0.44)	(1.78)

Net asset value
End of year	$16.12	$13.49	$13.42	$11.15	$9.22

Total return(B)	20.24%	1.73%	22.82%	26.12%	(33.08)%

Net assets end of year (000’s)	$53,092	$28,792	$12,579	$669	$161
Ratio and supplemental data
Expenses to average net assets	1.13%	1.14%	1.14%	1.14%	1.13%
Net investment income to average net assets	1.00%	0.96%	1.02%	1.63%	1.08%
Portfolio turnover rate	28%	40%	37%	34%	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2012 of $25, are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trust (“REITs”): Dividend income related to a Real Estate Investment Trust is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economical conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2012:

	Market Value	% of Net Assets

Transamerica Asset Allocation-Conservative VP	$80,471	12.99%

Transamerica Asset Allocation-Growth VP	80,398	12.98

Transamerica Asset Allocation-Moderate VP	189,238	30.54

Transamerica Asset Allocation-Moderate Growth VP	175,563	28.33

Transamerica BlackRock Tactical Allocation VP	15,170	2.45

Total	$540,840	87.29%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $100 million	0.85%
Over $100 million	0.80%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

1.00% Expense Limit

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$433,212
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	97,718
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $13,298.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$2,741

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	2,560

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$4,444

Undistributed Long-term Capital Gain	11,019

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	49,055

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Mid Cap Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Mid Cap Value VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Mid Cap Value VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
24,166,854.6683	47,885.3626	38,424.7441

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
24,089,779.5576	95,613.5250	67,771.6924

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
24,098,101.9005	99,429.0700	55,633.8045

Proposal III.C — Concentration

Affirmative	Against	Abstain
24,092,275.0738	117,006.5025	43,883.1987

Proposal III.D — Diversification

Affirmative	Against	Abstain
24,117,538.7668	84,572.8913	51,053.1169

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

With major risk aversion on the global stage heading into 2012, the “path of least resistance” was higher in global risk assets throughout last year, with an important tailwind from global monetary policy accommodation. The MSCI World ex U.S. Index was up 17.02% for the year, slightly outperforming the Standard & Poor’s 500® Index (“S&P 500®”), which was ahead 16.00%. Unlike 2011 when investors were caught off guard from falling Treasury rates, it appeared that the opposite occurred in 2012 where not enough participants were invested enough in risk assets.

After much of the market rally in the fourth quarter was correctly attributed to “short covering” rather than investors becoming optimistic on the U.S. economic expansion, there was an onus on global data in January to corroborate the move in risk assets. In the U.S., labor market, manufacturing, service sector and vehicle sales data all indicated a fundamental broadening organic expansion. On April 25, 2012, the U.S. Federal Reserve (“Fed”) acknowledged it expected growth “to pick up gradually” and that inflation “had picked up somewhat.” However, Fed Chairman Ben Bernanke was cautious as usual in his press conference as he commented that the Fed was “entirely prepared to take additional balance sheet action” if the recovery began to slow. “Operation Twist” was expected to end on June 30, but this was entirely up to economic data received in the following weeks.

July 26, 2012 may have gone down as the day that the European Central Bank (“ECB”) finally convinced markets that its can become the “lender of last resort” for troubled peripheral nations. On that day, ECB President Mario Draghi was on a panel in London where his words may have changed the euro crisis – “Within our mandate, the ECB is ready to do whatever it takes to preserve the euro. And believe me, it will be enough.” This was a departure from the piecemeal, band-aid approach to solving the peripheral debt crisis and finally was an attempt at giving investors what they really wanted – the full firepower of the ECB balance sheet – much like the “Troubled Asset Relief Program” (“TARP”) in the U.S. in late 2008 for financial institutions whose liquidity had dried up.

Similar to the ECB’s commitment to unprecedented policy accommodation, the Fed also evolved its monetary policy in the second half of 2012. Localized weakness in the labor market led Fed Chairman Bernanke to categorize it as a “grave concern” in the annual Jackson Hole conference in late August. After a disappointing payroll report for August, the Fed followed through with an additional measure of quantitative easing (“QE3”) at the September Federal Open Market Committee meeting.

Despite much noise, the U.S. election left the political landscape essentially unchanged. Not only did Barack Obama retain the White House, but the Republicans kept their majority in the House of Representatives and the Democrats maintained control of the Senate. With the uncertainty of the election out of the way, markets shifted their focus toward the “fiscal cliff”. While the ongoing negotiation of the “fiscal cliff” weighed on consumer sentiment, the last-minute deal avoided meaningful financial and economic consequences.

Finally, emerging market performance in the fourth quarter of 2012 indicated a resilient tone in emerging economies, which importantly included China. China was able to change its leadership without any issues, alleviating a major uncertainty in 2012. The ability for China and the broader emerging economies to engineer a “soft landing” in 2013 will be critical for the performance of broader risk assets around the globe. We also believe that a stable financial sector in Europe is an important tailwind for emerging market growth. Inflation in China has dropped from the summer of 2011, which has paved the way for more accommodative policy. Credible fiscal and monetary policy combined with low debt to gross domestic product (“GDP”) ratios were key drivers of our positive view and differentiators between the emerging and developed economies.

PERFORMANCE

For the year ended December 31, 2012, Transamerica JPMorgan Tactical Allocation VP, Initial Class returned 7.72%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index, the S&P 500® and the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark Index, returned 4.22%, 16.00% and 7.32%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index (75%), the S&P 500® (15%), the Russell 1000® Index (5%) and the Morgan Stanley Capital International-Europe, Australasia, Far East Index (5%).

STRATEGY REVIEW

Stock selection contributed strongly to performance, while tactical asset allocation also aided results.

Underlying manager performance was strong during the one-year period. Overall stock selection within the JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, Research Enhanced Index and the JPMorgan Intrepid America Fund contributed to returns. Additionally, stock selection in the Columbus Core fixed income sleeve boosted portfolio returns.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

STRATEGY REVIEW (continued)

The portfolio held an overweight in equities relative to fixed income, which contributed to returns, as equities outperformed bonds during the year. We held a large underweight within our U.S. fixed income allocation, while maintaining a small tactical weight in high yield, which slightly aided performance for the year. Given our large underweight in U.S. fixed income, our asset allocation decision to invest in the JPMorgan International Opportunities Fund contributed to performance.

During the year 2012, the portfolio invested in futures contracts to manage exposures and daily cashflows, as well as to implement the portfolio manager’s tactical asset allocation views.

During the year 2012, the portfolio invested in currency forwards that were primarily used to hedge foreign currency exposure in the Europe, Australasia, Far East sleeves.

Anne Lester

Nicole Fazio

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Class	Inception Date

Initial Class	7.72%	2.09%	5.13%	03/01/1994
Barclays U.S. Aggregate Bond *	4.22%	5.95%	5.18%
S&P 500® *	16.00%	1.66%	7.10%
Transamerica JPMorgan Tactical Allocation VP Blended Benchmark *	7.32%	5.02%	6.01%
Service Class	7.47%	1.87%	4.50%	05/01/2003

NOTES

* The JPMorgan Tactical Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) 75%, Standard & Poor’s 500®* Index (“S&P 500®”) 15%, Russell 1000® Index 5% and Morgan Stanley Capital International-Europe, Australasia, Far East Index 5%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and contract policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Portfolio Name	Account Value	Value	During Period(B)	Value	During Period(B)	Expense Ratio(C)
Transamerica JPMorgan Tactical Allocation VP
Initial Class	$1,000.00	$1,034.50	$4.50	$1,020.71	$4.47	0.88%
Service Class	1,000.00	1,033.30	5.78	1,019.46	5.74	1.13

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Agency Obligations	28.2%
U.S. Government Obligations	20.9
Common Stocks	15.4
Corporate Debt Securities	10.3
Investment Companies	8.7
Repurchase Agreement	7.9
Mortgage-Backed Securities	6.8
Securities Lending Collateral	5.5
Asset-Backed Securities	3.7

Asset Type (continued)	% of Net Assets
Foreign Government Obligations	0.3%
Municipal Government Obligations	0.1
Short-Term U.S. Government Obligation	0.	(A)
Other Assets and Liabilities - Net(B)	(7.8)
Total	100.0%

(A)	Amount rounds to less than 0.1%.
(B)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, and Cash Collateral.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 20.9%
United States - 20.9%
U.S. Treasury Bond
4.38%, 11/15/2039	$100	$130
4.50%, 02/15/2036 - 05/15/2038	1,100	1,448
4.75%, 02/15/2037	350	478
5.00%, 05/15/2037	100	141
5.38%, 02/15/2031 ^	150	214
8.75%, 05/15/2020 - 08/15/2020	1,500	2,316
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029	54	77
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016	1,572	1,655
1.13%, 01/15/2021	132	155
1.25%, 04/15/2014	547	563
2.00%, 01/15/2014	1,878	1,938
U.S. Treasury Note
0.25%, 10/31/2013	200	200
0.50%, 10/15/2013	2,000	2,005
1.00%, 11/30/2019 ^	320	317
1.38%, 01/15/2013 ^	4,000	4,002
1.75%, 04/15/2013 - 01/31/2014	5,200	5,273
1.88%, 02/28/2014 - 04/30/2014	2,500	2,550
2.00%, 04/30/2016	4,000	4,208
2.25%, 01/31/2015	405	422
2.38%, 10/31/2014	5,000	5,192
2.50%, 03/31/2015	95	100
2.63%, 04/30/2018 - 08/15/2020	3,100	3,403
2.75%, 10/31/2013	2,000	2,042
2.88%, 01/31/2013 ^ g	7,240	7,255
3.13%, 04/30/2013 ^	4,400	4,443
3.13%, 10/31/2016	2,800	3,078
3.25%, 12/31/2016	6,000	6,644
3.38%, 07/31/2013 - 11/15/2019	600	637
3.50%, 02/15/2018 - 05/15/2020	3,600	4,142
3.88%, 02/15/2013 ^	200	201
4.00%, 02/15/2015	100	108
4.25%, 08/15/2013	300	308
4.75%, 08/15/2017	500	594
U.S. Treasury STRIPS ▲
0.52%, 08/15/2016 ^	1,000	982
0.57%, 11/15/2016	1,000	979
0.74%, 08/15/2017 ^	1,500	1,452
0.85%, 02/15/2018 ^	1,200	1,152
0.91%, 05/15/2018	500	478
1.33%, 02/15/2020 ^	400	366
1.39%, 05/15/2020	6,850	6,218
1.44%, 08/15/2020 ^	3,800	3,426
1.58%, 02/15/2021	400	355
1.64%, 05/15/2021	4,600	4,041
1.75%, 11/15/2021	2,000	1,727
1.80%, 02/15/2022	300	257
2.58%, 08/15/2026	47	34
2.61%, 11/15/2026	250	177
2.64%, 02/15/2027	500	350
2.72%, 11/15/2027	1,500	1,020
2.73%, 02/15/2028	253	170
2.78%, 08/15/2028	200	132
2.80%, 11/15/2028	200	131
2.82%, 02/15/2029 ^	600	389
2.84%, 08/15/2029	850	541
2.86%, 11/15/2029 ^	125	79

	Principal (000’s)	Value (000’s)
United States (continued)
U.S. Treasury STRIPS ▲ (continued)
2.87%, 02/15/2030	$1,050	$657
2.89%, 08/15/2030	250	153
2.91%, 11/15/2030	450	274
2.93%, 05/15/2031	450	269
2.97%, 02/15/2032	250	145
3.00%, 11/15/2032	1,050	594
3.02%, 05/15/2033	500	278
3.04%, 11/15/2033	250	136
3.05%, 02/15/2034	450	243
3.06%, 05/15/2034	50	27
3.07%, 08/15/2034	300	159
3.08%, 11/15/2034	400	210
3.09%, 02/15/2035 ^	400	208
3.09%, 05/15/2035	250	129

Total U.S. Government Obligations (cost $90,801)		94,177

U.S. GOVERNMENT AGENCY OBLIGATIONS - 28.2%
United States - 28.2%
Fannie Mae
0.43%, 03/25/2045 *	240	239
0.50%, 07/25/2036 *	366	367
0.55%, 01/01/2023 *	1,400	1,401
0.56%, 01/01/2023 *	1,000	1,001
0.57%, 01/01/2023 *	700	700
0.60%, 10/01/2022 - 01/01/2023 *	2,000	2,001
0.61%, 05/25/2027 - 02/25/2041 *	1,865	1,875
0.66%, 01/01/2023 *	500	500
0.71%, 08/25/2019 - 08/25/2042 *	2,788	2,810
0.76%, 08/01/2022 *	497	497
0.81%, 04/25/2040 *	184	186
0.98%, 04/01/2022 *	400	400
1.40%, 07/01/2017	500	511
1.47%, 12/01/2019	500	503
1.52%, 12/25/2019	505	517
1.58%, 01/01/2020	500	502
1.80%, 12/25/2019	400	410
2.00%, 12/01/2020	500	492
2.03%, 08/01/2019	508	525
2.34%, 01/01/2023	1,000	1,006
2.37%, 11/01/2022	500	511
2.38%, 12/01/2022	1,000	1,031
2.40%, 12/01/2022 - 02/01/2023	3,500	3,555
2.45%, 02/01/2023 *	1,000	1,003
2.47%, 09/01/2022	498	513
2.49%, 10/01/2017	960	1,021
2.52%, 10/01/2022	500	516
2.53%, 10/01/2022	998	1,031
2.57%, 01/01/2023	2,150	2,205
2.67%, 07/01/2022	1,000	1,035
2.68%, 07/01/2022	500	523
2.69%, 10/01/2017	748	800
2.70%, 03/28/2022	500	502
2.75%, 03/01/2022	494	515
2.86%, 05/01/2022	991	1,049
2.92%, 08/25/2021	315	337
2.97%, 11/01/2018	965	1,044
3.11%, 01/01/2022	783	846
3.12%, 05/01/2022	991	1,067
3.23%, 11/01/2020	749	815

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
United States (continued)
Fannie Mae (continued)
3.29%, 10/01/2020 - 05/15/2030	1,400	1,318
3.38%, 01/01/2018	$500	$551
3.50%, 08/01/2032	483	517
3.59%, 12/01/2020 - 10/01/2021	1,953	2,170
3.65%, 07/25/2021	433	481
3.73%, 06/25/2021	250	281
3.74%, 06/01/2018	395	445
3.76%, 07/25/2021	500	560
3.77%, 09/01/2021	1,000	1,129
3.82%, 06/01/2017	962	1,062
3.84%, 09/01/2020	676	751
3.87%, 08/01/2021	492	557
3.88%, 09/01/2021	1,574	1,786
4.00%, 05/25/2033	200	225
4.04%, 10/01/2020	400	457
4.13%, 08/01/2021	492	565
4.25%, 04/01/2021	1,050	1,218
4.30%, 04/01/2021	450	523
4.33%, 04/01/2021	392	456
4.36%, 03/01/2020 - 05/01/2021	1,395	1,622
4.38%, 01/01/2021 - 04/01/2021	988	1,151
4.39%, 05/01/2021	300	350
4.48%, 02/01/2021	490	573
4.50%, 09/01/2040	765	843
4.53%, 12/01/2019	969	1,144
4.54%, 01/01/2020	701	818
4.78%, 12/01/2019	1,039	1,215
5.00%, 10/25/2025 - 08/01/2040	934	1,034
5.25%, 05/25/2039	282	303
5.50%, 03/25/2022 - 07/25/2040	6,683	7,393
6.00%, 08/01/2021 - 09/01/2037	4,798	5,302
6.50%, 01/25/2032 - 07/25/2036	408	464
7.00%, 11/01/2037 - 11/25/2041	1,616	1,890
22.37%, 06/25/2035 *	282	435
Fannie Mae, IO
6.39%, 08/25/2035 - 06/25/2036 *	1,869	285
6.49%, 03/25/2036 *	851	184
Fannie Mae, PO
09/01/2024 - 05/25/2037	946	901
Fannie Mae STRIPS, PO
08/01/2032	105	99
Financing Corp. Fico STRIPS
1.44%, 05/11/2018 ▲	500	469
Freddie Mac
0.61%, 07/15/2037 - 03/25/2043 *	2,689	2,665
0.66%, 03/15/2039 - 01/15/2041 *	4,344	4,367
0.71%, 08/15/2042 *	494	499
0.76%, 07/15/2042 *	692	695
3.00%, 04/15/2025 - 02/15/2026	1,479	1,525
3.31%, 12/01/2031 *	59	64
3.50%, 05/15/2021 - 07/15/2042	3,050	3,286
4.00%, 12/15/2024 - 06/01/2042	1,458	1,603
4.50%, 02/15/2020 - 05/01/2041	4,607	4,910
4.89%, 02/01/2036 *	234	252
5.00%, 07/15/2020 - 05/15/2041	1,939	2,161
5.30%, 01/15/2033	215	236
5.50%, 11/15/2023 - 07/15/2037	5,523	6,187
5.50%, 05/15/2041 - 05/15/2041 *	500	544

	Principal (000’s)	Value (000’s)
United States (continued)
Freddie Mac (continued)
5.70%, 10/15/2038 *	$197	$217
5.75%, 06/15/2035 - 08/15/2035	398	465
5.85%, 09/15/2035	736	816
6.00%, 01/01/2024 - 04/15/2036	1,171	1,292
6.50%, 07/01/2017 - 11/01/2037	1,813	2,027
13.98%, 09/15/2034 *	212	264
23.51%, 06/15/2035 *	149	243
Freddie Mac, IO
4.50%, 12/15/2024	343	25
5.00%, 10/15/2039	413	56
Freddie Mac, PO
04/15/2020 - 01/15/2040	1,587	1,517
Ginnie Mae
0.66%, 03/20/2060 - 05/20/2062 *	893	893
0.76%, 07/20/2062 *	200	202
0.86%, 05/20/2061 *	500	503
1.65%, 01/20/2063	500	504
1.65%, 02/20/2063	1,000	997
3.95%, 11/16/2042 *	496	536
5.00%, 04/20/2041	163	197
5.25%, 07/20/2060 *	565	666
5.50%, 01/16/2033	275	328
5.79%, 12/20/2038 *	360	402
6.00%, 02/15/2024 - 09/20/2038	2,650	2,957
22.54%, 04/20/2037 *	191	275
Ginnie Mae, IO
6.39%, 05/20/2041 *	490	93
7.50%, 04/20/2031	461	119
Ginnie Mae, PO
03/20/2031 - 01/20/2038	376	361
NCUA Guaranteed Notes
2.90%, 10/29/2020	250	266
Residual Funding Corp., Principal STRIPS ▲
1.60%, 10/15/2019	900	816
1.81%, 07/15/2020	3,625	3,205
2.19%, 10/15/2020	300	263
Tennessee Valley Authority
5.88%, 04/01/2036	275	382

Total U.S. Government Agency Obligations (cost $124,686)		127,770

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Canada - 0.0% ¥
Province of Ontario Canada
0.95%, 05/26/2015	185	187
1.65%, 09/27/2019	87	87
Israel - 0.1%
Israel Government AID Bond
3.22%, 11/01/2024 ▲	300	214
Mexico - 0.0% ¥
Mexico Government International Bond
4.75%, 03/08/2044	92	104
5.75%, 10/12/2110	70	84
Supranational - 0.2%
African Development Bank
8.80%, 09/01/2019	130	173
Corp. Andina de Fomento
3.75%, 01/15/2016	64	68
International Bank for Reconstruction & Development
1.47%, 02/15/2016 ▲	300	292

Total Foreign Government Obligations (cost $1,178)		1,209

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES - 6.8%
United States - 6.8%
A10 Securitization LLC
Series 2012-1, Class A
3.49%, 04/15/2024 - 144A	207	$208
American General Mortgage Loan Trust
Series 2010-1A, Class A2
5.65%, 03/25/2058 - 144A *	100	106
ASG Resecuritization Trust
Series 2009-4, Class A60
6.00%, 06/28/2037 - 144A	83	86
Banc of America Funding Corp.
Series 2005-E, Class 4A1
2.67%, 03/20/2035 *	227	224
Series 2010-R5, Class 1A1
5.50%, 10/26/2037 - 144A	119	124
Series 2012-R6, Class 1A1
3.00%, 10/26/2039 - 144A	297	297
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2006-5, Class A4
5.41%, 09/10/2047	75	85
Banc of America Mortgage Securities, Inc.
Series 2003-J, Class 3A2
3.12%, 11/25/2033 *	174	174
Series 2004-5, Class 2A2
5.50%, 06/25/2034	185	191
Series 2004-6, Class 1A3
5.50%, 05/25/2034	226	235
Banc of America Re-REMIC Trust
Series 2012-PARK, Class A
2.96%, 12/10/2030 - 144A	100	103
BB-UBS Trust
Series 2012-TFT, Class A
2.89%, 06/05/2030 - 144A	250	254
BCAP LLC Trust
Series 2010-RR4, Class 12A1
4.00%, 07/26/2036 - 144A *	93	93
Series 2011-R11, Class 24A5
3.00%, 08/26/2022 - 144A *	338	341
Series 2011-R11, Class 25A5
4.00%, 08/26/2021 - 144A *	385	391
Series 2011-RR5, Class 11A3
0.36%, 05/28/2036 - 144A *	101	92
Series 2011-RR5, Class 14A3
2.92%, 07/26/2036 - 144A *	93	91
Series 2012-RR3, Class 2A5
4.93%, 05/26/2037 - 144A	410	404
Series 2012-RR10, Class 1A1
0.43%, 02/26/2037 - 144A *	478	444
Series 2012-RR10, Class 3A1
0.40%, 05/26/2036 - 144A *	479	443
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-4, Class 3A1
5.01%, 07/25/2033 *	86	88
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR4, Class A3
5.47%, 06/11/2041 *	85	90
Bear Stearns Commercial Mortgage Securities, IO
Series 2005-PWR8, Class X1
0.24%, 06/11/2041 - 144A *	2,429	33
CD Commercial Mortgage Trust
Series 2005-CD1, Class AJ
5.22%, 07/15/2044 *	100	106

	Principal (000’s)	Value (000’s)
United States (continued)
CD Commercial Mortgage Trust, IO
Series 2007-CD4, Class XC
0.14%, 12/11/2049 - 144A *	$8,039	$62
Chase Mortgage Finance Corp.
Series 2004-S3, Class 2A5
5.50%, 03/25/2034	113	118
Series 2007-A1, Class 1A3
3.04%, 02/25/2037 *	160	160
Series 2007-A2, Class 2A1
3.03%, 07/25/2037 *	73	73
Citicorp Mortgage Securities, Inc.
Series 2004-3, Class A5
5.25%, 05/25/2034	256	266
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class A4
5.43%, 10/15/2049	100	115
Citigroup Mortgage Loan Trust, Inc.
Series 2008-AR4, Class 1A1A
3.03%, 11/25/2038 - 144A *	123	124
Series 2010-8, Class 5A6
4.00%, 11/25/2036 - 144A	699	726
Series 2011-3, Class 1A1
0.29%, 02/25/2047 - 144A *	46	45
Series 2011-10, Class 4A1
0.40%, 02/25/2046 - 144A *	66	63
Series 2012-A, Class A
2.50%, 06/25/2051 - 144A	244	241
Commercial Mortgage Asset Trust
Series 1999-C1, Class D
7.35%, 01/17/2032 *	250	260
Commercial Mortgage Pass-Through Certificates
Series 2012-MVP, Class A
2.15%, 11/17/2026 - 144A *	101	103
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-39, Class A6
5.00%, 10/25/2033	128	132
Series 2003-49, Class A6
4.58%, 12/19/2033 *	72	73
Series 2004-3, Class A26
5.50%, 04/25/2034	148	152
Series 2004-3, Class A4
5.75%, 04/25/2034	119	123
Credit Suisse First Boston Mortgage
Securities Corp.
Series 2003-21, Class 1A4
5.25%, 09/25/2033	118	123
Series 2004-4, Class 2A4
5.50%, 09/25/2034	360	386
Credit Suisse Mortgage Capital Certificates
Series 2006-C2, Class A3
5.68%, 03/15/2039 *	100	113
Series 2010-11R, Class A6
1.21%, 06/28/2047 - 144A *	973	920
Series 2011-1R, Class A1
1.21%, 02/27/2047 - 144A *	219	217
Series 2011-6R, Class 3A1
2.96%, 07/28/2036 - 144A *	75	71
Series 2011-7R, Class A1
1.46%, 08/28/2047 - 144A *	246	244
Series 2011-9R, Class A1
2.21%, 03/27/2046 - 144A *	202	203
Series 2011-16R, Class 7A3
3.50%, 12/27/2036 - 144A *	330	338

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
United States (continued)
Credit Suisse Mortgage Capital Certificates (continued)
Series 2012-3R, Class 1A1
3.25%, 07/27/2037 - 144A *	$247	$249
CW Capital Cobalt, Ltd.
Series 2006-C1, Class A4
5.22%, 08/15/2048	75	85
Series 2006-C1, Class AM
5.25%, 08/15/2048	300	319
DBRR Trust
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	99	99
Deutsche Mortgage Securities, Inc.
Series 2009-RS2, Class 4A1
0.34%, 04/26/2037 - 144A *	20	19
Fontainebleau Miami Beach Trust
Series 2012-FBLU, Class A
2.89%, 05/05/2027 - 144A	191	198
GMAC Mortgage Corp., Loan Trust
Series 2004-J5, Class A7
6.50%, 01/25/2035	73	76
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class A4
5.87%, 07/10/2038	300	345
Series 2006-GG7, Class AM
5.87%, 07/10/2038 *	50	56
GSMPS Mortgage Loan Trust
Series 2005-RP3, Class 1AF
0.56%, 09/25/2035 - 144A *	110	92
GSR Mortgage Loan Trust
Series 2003-10, Class 1A1
4.65%, 10/25/2033 *	83	83
Series 2004-6F, Class 2A4
5.50%, 05/25/2034	250	262
Series 2004-8F, Class 2A3
6.00%, 09/25/2034	122	127
Impac CMB Trust
Series 2005-4, Class 2A1
0.51%, 05/25/2035 *	109	108
Impac Secured Assets CMN Owner Trust
Series 2003-3, Class A1
4.20%, 08/25/2033 *	171	176
Series 2006-1, Class 2A1
0.56%, 05/25/2036 *	152	150
Series 2006-2, Class 2A1
0.56%, 08/25/2036 *	70	70
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2003-PM1A, Class A4
5.33%, 08/12/2040 *	150	152
Series 2004-CB8, Class A4
4.40%, 01/12/2039	125	129
Series 2004-CB9, Class A4
5.58%, 06/12/2041 *	100	106
Series 2006-CB15, Class A4
5.81%, 06/12/2043 *	100	114
Series 2006-CB16, Class A4
5.55%, 05/12/2045	125	144
Series 2006-LDP9, Class A3SF
0.36%, 05/15/2047 *	100	99
JPMorgan Chase Commercial Mortgage Securities Corp., IO
Series 2006-LDP8, Class X
0.54%, 05/15/2045 *	3,511	56
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1
4.73%, 02/25/2034 *	73	74

	Principal (000’s)	Value (000’s)
United States (continued)
JPMorgan Mortgage Trust (continued)
Series 2006-A2, Class 5A3
2.91%, 11/25/2033 *	$130	$132
LB-UBS Commercial Mortgage Trust
Series 2003-C8, Class A4
5.12%, 11/15/2032 *	250	256
Series 2004-C2, Class A4
4.37%, 03/15/2036	107	111
LVII Resecuritization Trust
Series 2009-2, Class A5
3.00%, 09/27/2037 - 144A *	42	42
Series 2009-2, Class M3
5.38%, 09/27/2037 - 144A *	200	207
Series 2009-3, Class M3
5.46%, 11/27/2037 - 144A *	100	104
Master Seasoned Securities Trust
Series 2004-2, Class A2
6.50%, 08/25/2032	329	374
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1
2.67%, 04/21/2034 *	235	240
Series 2004-13, Class 3A7
2.63%, 11/21/2034 *	100	103
MASTR Alternative Loans Trust
Series 2004-4, Class 1A1
5.50%, 05/25/2034	138	145
Series 2004-5, Class 5A1
4.75%, 06/25/2019	89	90
MASTR Alternative Loans Trust, PO
Series 2003-8, Class 15PO
11/25/2018	366	339
MASTR Asset Securitization Trust
Series 2003-7, Class 1A1
5.50%, 09/25/2033	268	283
Series 2003-10, Class 3A1
5.50%, 11/25/2033	139	146
Series 2003-11, Class 9A6
5.25%, 12/25/2033	237	247
Merrill Lynch/Countrywide Commercial Mortgage Trust, IO
Series 2006-4, Class XC
0.19%, 12/12/2049 - 144A *	2,291	28
MLCC Mortgage Investors, Inc.
Series 2003-H, Class A1
0.85%, 01/25/2029 *	240	236
Morgan Stanley Capital I, Inc.
Series 2004-HQ4, Class A7
4.97%, 04/14/2040	125	132
Morgan Stanley Capital I, Inc., IO
Series 2006-IQ12, Class X1
0.13%, 12/15/2043 - 144A *	2,942	41
Series 2007-HQ11, Class X
0.23%, 02/12/2044 - 144A *	5,203	33
Morgan Stanley Re-REMIC
1.00%, 03/27/2051	257	253
Morgan Stanley Re-REMIC Trust
Series 2009-IO, Class A2
5.00%, 07/17/2056 - 144A	200	204
Series 2010-C30A, Class A3A
3.25%, 12/17/2043 - 144A	120	120
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	134	135
Series 2012-XA, Class A
2.00%, 07/27/2049 - 144A	833	841

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
United States (continued)
Morgan Stanley Re-REMIC Trust (continued)
Series 2012-XA, Class B
0.25%, 07/27/2049 - 144A	$100	$75
Morgan Stanley Re-REMIC Trust, PO
Series 2009-IO, Class B
07/17/2056 - 144A	250	223
NorthStar Mortgage Trust
Series 2012-1, Class A
1.41%, 08/25/2029 - 144A *	251	251
Provident Funding Mortgage Loan Trust
Series 2005-1, Class 2A1
2.86%, 05/25/2035 *	125	126
RALI Trust
Series 2003-QS13, Class A2
4.00%, 07/25/2033	437	412
Series 2003-QS13, Class A5
0.86%, 07/25/2033 *	229	215
Series 2004-QA4, Class NB3
4.11%, 09/25/2034 *	70	70
RAMP Trust
Series 2004-RS11, Class M1
0.83%, 11/25/2034 *	275	269
Series 2004-RZ1, Class M1
4.32%, 03/25/2034 *	201	180
Series 2006-RZ1, Class A3
0.51%, 03/25/2036 *	300	273
RCMC LLC
Series 2012-CRE1, Class A
5.62%, 11/15/2044 - 144A	250	251
Sequoia Mortgage Trust
Series 10, Class 1A
1.01%, 10/20/2027 *	247	244
Series 2003-1, Class 1A
0.97%, 04/20/2033 *	110	109
Series 2003-2, Class A1
0.87%, 06/20/2033 *	182	176
Series 2004-5, Class A2
0.73%, 06/20/2034 *	412	381
Series 2004-11, Class A1
0.51%, 12/20/2034 *	138	128
Springleaf Mortgage Loan Trust
Series 2011-1A, Class A1
4.05%, 01/25/2058 - 144A *	74	76
Series 2011-1A, Class A2
5.45%, 01/25/2058 - 144A *	200	211
Series 2012-1A, Class A
2.67%, 09/25/2057 - 144A *	141	142
Series 2012-1A, Class M3
6.00%, 09/25/2057 - 144A *	150	148
Series 2012-2A, Class A
2.22%, 10/25/2057 - 144A *	442	456
Series 2012-2A, Class M2
4.61%, 10/25/2057 - 144A *	500	500
Series 2012-2A, Class M4
6.00%, 10/25/2057 - 144A *	100	104
Series 2012-3A, Class A
1.57%, 12/25/2059 - 144A *	397	399
Series 2012-3A, Class M1
2.66%, 12/25/2059 - 144A *	100	100
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-4, Class 5A
5.00%, 04/25/2034 *	59	58
Series 2004-6, Class 5A4
4.89%, 06/25/2034 *	100	101

	Principal (000’s)	Value (000’s)
United States (continued)
Structured Asset Mortgage Investments, Inc.
Series 2004-AR5, Class 1A1
0.87%, 10/19/2034 *	$89	$86
Series 2005-AR5, Class A3
0.46%, 07/19/2035 *	382	376
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1
0.85%, 09/25/2043 *	155	154
Series 2004-3, Class A
0.95%, 09/25/2044 *	343	337
UBS-BAMLL Trust
Series 2012-WRM, Class A
3.66%, 06/10/2030 - 144A	174	186
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4
3.53%, 05/10/2063	104	113
UBS-Barclays Commercial Mortgage Trust, IO
Series 2012-C2, Class XA
1.83%, 05/10/2063 - 144A *	776	81
Vericrest Opportunity Loan Transferee
Series 2012-NL1A, Class A1
4.21%, 03/25/2049 - 144A *	16	16
Series 2012-NL2A, Class A1
2.49%, 02/26/2052 - 144A	350	351
Series 2012-NL3A, Class A
3.48%, 11/25/2060 - 144A *	684	684
VNO Mortgage Trust
Series 2012-6AVE, Class A
3.00%, 11/15/2030 - 144A	194	200
Wachovia Bank Commercial Mortgage Trust
Series 2003-C9, Class A4
5.01%, 12/15/2035 *	139	143
Series 2004-C11, Class A5
5.22%, 01/15/2041 *	116	122
Series 2005-C22, Class A4
5.29%, 12/15/2044 *	250	279
Wachovia Bank Commercial Mortgage Trust, IO
Series 2006-C24, Class XC
0.05%, 03/15/2045 - 144A *	10,565	45
WaMu Mortgage Pass-Through Certificates
Series 2003-AR5, Class A7
2.45%, 06/25/2033 *	176	180
Series 2003-AR6, Class A1
2.44%, 06/25/2033 *	242	248
Series 2003-AR7, Class A7
2.32%, 08/25/2033 *	227	227
Series 2003-AR10, Class A7
2.51%, 10/25/2033 *	114	117
Series 2003-AR11, Class A6
2.47%, 10/25/2033 *	229	234
Series 2003-S3, Class 1A4
5.50%, 06/25/2033	96	100
Series 2004-CB2, Class 7A
5.50%, 08/25/2019	96	100
Series 2004-CB3, Class 3A
5.50%, 10/25/2019	119	122
Wells Fargo Mortgage Backed Securities Trust
Series 2003-11, Class 2A1
4.75%, 10/25/2018	56	58
Series 2003-G, Class A1
4.10%, 06/25/2033 *	208	211
Series 2004-8, Class A1
5.00%, 08/25/2019	43	45

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

United States (continued)
Wells Fargo Mortgage Backed Securities Trust (continued)
Series 2004-I, Class 1A1
2.79%, 07/25/2034 *	$456	$460
Series 2004-P, Class 2A1
2.62%, 09/25/2034 *	213	215
Series 2004-R, Class 2A1
2.61%, 09/25/2034 *	109	110
Series 2005-AR8, Class 2A1
2.74%, 06/25/2035 *	82	84
Series 2005-AR9, Class 2A1
2.74%, 10/25/2033 *	87	89
Wells Fargo Mortgage Loan Trust
Series 2012-RR1, Class A1
2.85%, 08/27/2037 - 144A *	80	81
Wells Fargo Re-REMIC Trust
Series 2012-IO, Class A
1.75%, 08/20/2021 - 144A	374	376
WF-RBS Commercial Mortgage Trust
Series 2011-C3, Class A4
4.38%, 03/15/2044 - 144A	100	115
Series 2012-C6, Class A4
3.44%, 04/15/2045	200	217

Total Mortgage-Backed Securities (cost $29,966)		30,624

ASSET-BACKED SECURITIES - 3.7%
Cayman Islands - 0.0% ¥
AH Mortgage Advance Trust
Series SART-2, Class A1
3.27%, 09/15/2043 - 144A	133	134
Series SART-2, Class B1
6.90%, 09/15/2043 - 144A	50	50
Ireland - 0.2%
Trafigura Securitisation Finance PLC
Series 2012-1A, Class A
2.61%, 10/15/2015 - 144A *	229	232
United States - 3.5%
Aames Mortgage Investment Trust
Series 2005-3, Class M1
0.74%, 08/25/2035 - 144A *	302	235
Academic Loan Funding Trust
Series 2012-1A, Class A1
1.01%, 12/27/2022 - 144A *	165	166
AH Mortgage Advance Trust
Series SART-1, Class A1R
2.23%, 05/10/2043 - 144A	250	250
Series SART-1, Class A2
3.37%, 05/10/2043 - 144A	221	221
Ally Auto Receivables Trust
Series 2012-1, Class A3
0.93%, 02/16/2016	89	90
Series 2012-3, Class A3
0.85%, 08/15/2016	104	105
Series 2012-4, Class A2
0.48%, 05/15/2015	259	259
Series 2012-5, Class A2
0.45%, 07/15/2015	248	248
American Credit Acceptance Receivables Trust
Series 2012-1, Class A2
3.04%, 10/15/2015 - 144A	58	58
Series 2012-2, Class A
1.89%, 07/15/2016 - 144A	190	191
Series 2012-3, Class A
1.64%, 11/15/2016 - 144A	141	141

	Principal (000’s)	Value (000’s)

United States (continued)
AmeriCredit Automobile Receivables Trust
Series 2011-3, Class A2
0.84%, 11/10/2014	$24	$24
Series 2011-4, Class A2
0.92%, 03/09/2015	14	14
Series 2011-4, Class A3
1.17%, 05/09/2016	94	95
Series 2011-5, Class A3
1.55%, 07/08/2016	100	101
Series 2012-1, Class A2
0.91%, 10/08/2015	148	148
Series 2012-3, Class A2
0.71%, 12/08/2015	150	150
Series 2012-3, Class A3
0.96%, 01/09/2017	62	62
Series 2012-4, Class A2
0.49%, 04/08/2016	136	136
Bank of America Auto Trust
Series 2012-1, Class A3
0.78%, 06/15/2016	118	119
BMW Vehicle Lease Trust
Series 2012-1, Class A3
0.75%, 02/20/2015	109	109
BXG Receivables Note Trust
Series 2012-A, Class A
2.66%, 12/02/2027 - 144A	110	110
Cabela’s Master Credit Card Trust
Series 2012-1A, Class A1
1.63%, 02/18/2020 - 144A	100	103
CarMax Auto Owner Trust
Series 2011-3, Class A3
1.07%, 06/15/2016	202	203
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-2, Class 2A2
0.77%, 02/25/2033 *	139	129
Chrysler Financial Auto Securitization Trust
Series 2010-A, Class B
1.65%, 11/08/2013	60	60
CNH Equipment Trust
Series 2011-A, Class A3
1.20%, 05/16/2016	39	39
Series 2011-A, Class A4
2.04%, 10/17/2016	53	54
Series 2012-A, Class A2
0.65%, 07/15/2015	97	97
Series 2012-A, Class A3
0.94%, 05/15/2017	99	100
Concord Funding Co. LLC
Series 2012-2, Class A
3.15%, 01/15/2017 - 144A	400	400
CPS Auto Trust
Series 2011-B, Class A
3.68%, 09/17/2018 - 144A	117	121
Series 2011-C, Class A
4.21%, 03/15/2019 - 144A	69	72
Series 2012-A, Class A
2.78%, 06/17/2019 - 144A	62	64
Series 2012-B, Class A
2.52%, 09/16/2019 - 144A	251	251
Series 2012-C, Class A
1.82%, 12/16/2019 - 144A	128	128
Series 2012-D, Class A
1.48%, 03/16/2020 - 144A	115	115

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

United States (continued)
DT Auto Owner Trust
Series 2012-2A, Class A
0.91%, 11/16/2015 - 144A	$73	$73
Exeter Automobile Receivables Trust
Series 2012-2A, Class A
1.30%, 06/15/2017 - 144A	153	153
First Investors Auto Owner Trust
Series 2012-2A, Class A2
1.47%, 05/15/2018 - 144A	150	150
Ford Credit Auto Lease Trust
Series 2011-A, Class A2
0.74%, 09/15/2013	16	16
Ford Credit Auto Owner Trust
Series 2012-A, Class A3
0.84%, 08/15/2016	105	106
Series 2012-B, Class A3
0.72%, 12/15/2016	100	100
Fortress Opportunities Residential Transaction
Series 2011-1A, Class A1
7.21%, 10/25/2047 - 144A *	76	77
GE Equipment Transportation LLC
Series 2012-2, Class A2
0.47%, 04/24/2015	76	76
HLSS Servicer Advance Receivables Backed Notes
Series 2012-T2, Class A1
1.34%, 10/15/2043 - 144A	140	140
Series 2012-T2, Class A2
1.99%, 10/15/2045 - 144A	146	148
Honda Auto Receivables Owner Trust
Series 2012-1, Class A3
0.77%, 01/15/2016	94	94
Series 2012-1, Class A4
0.97%, 04/16/2018	79	80
Series 2012-2, Class A3
0.70%, 02/16/2016	83	83
Huntington Auto Trust
Series 2012-1, Class A3
0.81%, 09/15/2016	100	100
Hyundai Auto Receivables Trust
Series 2011-B, Class A3
1.04%, 09/15/2015	51	51
Series 2011-B, Class A4
1.65%, 02/15/2017	57	58
Series 2012-A, Class A3
0.72%, 03/15/2016	104	104
Series 2012-B, Class A2
0.54%, 01/15/2015	145	145
Series 2012-B, Class A3
0.62%, 09/15/2016	85	85
John Deere Owner Trust
Series 2012-B, Class A2
0.43%, 02/17/2015	146	146
Series 2012-B, Class A4
0.69%, 01/15/2019	182	182
Macquarie Equipment Funding Trust
Series 2012-A, Class A2
0.61%, 04/20/2015 - 144A	250	250
Madison Avenue Manufactured Housing Contract
Series 2002-A, Class M2
2.46%, 03/25/2032 *	250	244
Mercedes-Benz Auto Receivables Trust
Series 2011-1, Class A3
0.85%, 03/16/2015	99	99
Series 2012-1, Class A2
0.37%, 03/16/2015	83	83

	Principal (000’s)	Value (000’s)

United States (continued)
MMCA Automobile Trust
Series 2012-A, Class A4
1.57%, 08/15/2017 - 144A	$250	$253
Nissan Auto Lease Trust
Series 2012-B, Class A2A
0.45%, 06/15/2015	157	157
NYMT Residential, LLC
Series 2012-RP1A
4.25%, 12/25/2017 *	400	400
Park Place Securities, Inc.
Series 2004-MCW1, Class M1
0.84%, 10/25/2034 *	194	190
PennyMac Loan Trust
Series 2011-NPL1, Class A
5.25%, 09/25/2051 - 144A *	39	39
Series 2012-NPL1, Class A
3.42%, 05/28/2052 - 144A *	160	160
Real Estate Asset Trust
Series 2012-3A, Class A1
2.73%, 11/25/2042 - 144A *	475	475
Resort Finance America, LLC
5.75%, 09/05/2018	829	829
Series 2012-1, Class A1
6.25%, 07/05/2018	450	450
RMAT
Series 2012-1A, Class A1
2.73%, 08/26/2052 - 144A *	213	216
Santander Drive Auto Receivables Trust
Series 2010-A, Class A4
2.39%, 06/15/2017 - 144A	100	102
Series 2011-S2A, Class B
2.06%, 06/15/2017 - 144A	12	13
Series 2011-S2A, Class D
3.35%, 06/15/2017 - 144A	123	124
Series 2012-1, Class A2
1.25%, 04/15/2015	73	73
Series 2012-1, Class A3
1.49%, 10/15/2015	62	63
Series 2012-2, Class A2
0.91%, 05/15/2015	55	56
Series 2012-2, Class A3
1.22%, 12/15/2015	40	40
Series 2012-3, Class A3
1.08%, 04/15/2016	33	33
Series 2012-5, Class A2
0.57%, 12/15/2015	158	158
Series 2012-5, Class A3
0.83%, 12/15/2016	120	121
SNAAC Auto Receivables Trust
Series 2012-1A, Class A
1.78%, 06/15/2016 - 144A	31	31
Soundview Home Equity Loan Trust
Series 2003-2, Class M2
2.69%, 11/25/2033 *	176	160
Stanwich Mortgage Loan Trust
Series 2012-NPL4, Class A
2.98%, 09/15/2042 - 144A	482	484
Series 2012-NPL5, Class A
2.98%, 10/18/2042 - 144A	618	620
Structured Asset Securities Corp.
Series 2003-30, Class 1A5
5.50%, 10/25/2033	119	124
Series 2003-15A, Class 2A1
2.77%, 04/25/2033 *	124	122

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

United States (continued)
Structured Asset Securities Corp. (continued)
Series 2003-37A, Class 2A
4.99%, 12/25/2033 *	$26	$27
United Auto Credit Securitization Trust
Series 2012-1, Class A2
1.10%, 03/16/2015 - 144A	130	130
USAA Auto Owner Trust
Series 2012-1, Class A2
0.38%, 06/15/2015	41	41
Volkswagen Auto Loan Enhanced Trust
Series 2012-1, Class A3
0.85%, 08/22/2016	128	129
VOLT LLC
Series 2012-1A, Class A1
4.95%, 04/25/2017 - 144A *	353	354
Series 2012-RLF1, Class A
3.48%, 12/25/2017 - 144A *	500	500
Series 2012-RP2A, Class A1
4.70%, 06/26/2017 - 144A	203	206
Series 2012-RP3A, Class A
3.48%, 11/27/2017 - 144A *	178	178
Westgate Resorts LLC
Series 2012-1, Class A
4.50%, 09/20/2025 - 144A	253	259
Series 2012-2A, Class A
3.00%, 01/20/2025 - 144A	221	223
Series 2012-3A, Class A
2.50%, 03/20/2025 - 144A	250	250
Westlake Automobile Receivables Trust
Series 2011-1A, Class A3
1.49%, 06/16/2014 - 144A	27	27
World Omni Auto Receivables Trust
Series 2012-A, Class A2
0.52%, 06/15/2015	110	110
Series 2012-A, Class A3
0.64%, 02/15/2017	73	73
Series 2012-B, Class A2
0.43%, 11/16/2015	205	205
World Omni Automobile Lease Securitization Trust
Series 2012-A, Class A2
0.71%, 01/15/2015	81	81
Series 2012-A, Class A3
0.93%, 11/16/2015	38	38

Total Asset-Backed Securities (cost $16,394)		16,551

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
United States - 0.1%
City of Los Angeles Department of Airports
6.58%, 05/15/2039	25	32
Ohio State University
4.80%, 06/01/2111	91	101
Port Authority of New York & New Jersey
4.46%, 10/01/2062	210	207
State of California - Build America Bonds
7.30%, 10/01/2039	80	111

Total Municipal Government Obligations (cost $436)		451

CORPORATE DEBT SECURITIES - 10.3%
Australia - 0.6%
Australia & New Zealand Banking Group, Ltd.
2.40%, 11/23/2016 - 144A	272	286
BHP Billiton Finance USA, Ltd.
3.25%, 11/21/2021	80	86
4.13%, 02/24/2042	70	74

	Principal (000’s)	Value (000’s)

Australia (continued)
Commonwealth Bank of Australia
2.25%, 03/16/2017 - 144A ^	$250	$261
Macquarie Bank, Ltd.
3.45%, 07/27/2015 - 144A	100	104
5.00%, 02/22/2017 - 144A	241	264
Macquarie Group, Ltd.
6.00%, 01/14/2020 - 144A	30	32
7.30%, 08/01/2014 - 144A	70	76
7.63%, 08/13/2019 - 144A	80	94
National Australia Bank, Ltd.
2.00%, 06/20/2017 - 144A	300	310
3.00%, 07/27/2016 - 144A	200	212
Rio Tinto Finance USA, Ltd.
3.75%, 09/20/2021	20	21
4.13%, 05/20/2021	80	88
Westpac Banking Corp.
2.45%, 11/28/2016 - 144A	200	211
Bermuda - 0.0% ¥
Weatherford International, Ltd.
6.75%, 09/15/2040	60	68
9.88%, 03/01/2039	90	126
Canada - 1.1%
Anadarko Finance Co. - Series B
7.50%, 05/01/2031	190	250
Bank of Montreal
1.40%, 09/11/2017	139	140
2.55%, 11/06/2022	247	245
Bank of Nova Scotia
1.38%, 12/18/2017 ^	250	250
2.55%, 01/12/2017	100	105
Burlington Resources Finance Co.
7.40%, 12/01/2031	150	213
Canadian Imperial Bank of Commerce
0.90%, 10/01/2015	45	45
Canadian Natural Resources, Ltd.
6.45%, 06/30/2033	80	102
7.20%, 01/15/2032	50	67
CDP Financial, Inc.
4.40%, 11/25/2019 - 144A	250	288
Cenovus Energy, Inc.
3.00%, 08/15/2022	28	29
EnCana Corp.
6.50%, 08/15/2034	40	49
Hydro-Quebec
8.40%, 01/15/2022	40	57
9.40%, 02/01/2021	220	326
Petro-Canada
5.35%, 07/15/2033	50	56
Placer Dome, Inc.
6.45%, 10/15/2035	180	216
Royal Bank of Canada
1.20%, 09/19/2017	246	247
2.30%, 07/20/2016	55	57
Suncor Energy, Inc.
5.95%, 12/01/2034	50	61
Talisman Energy, Inc.
5.50%, 05/15/2042	50	55
5.85%, 02/01/2037	20	23
7.75%, 06/01/2019	40	52
Thomson Reuters Corp.
3.95%, 09/30/2021	46	50
Toronto-Dominion Bank
1.50%, 03/13/2017 - 144A	230	235

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

Canada (continued)
Toronto-Dominion Bank (continued)
2.20%, 07/29/2015 - 144A	$100	$104
2.50%, 07/14/2016	57	60
TransCanada PipeLines, Ltd.
2.50%, 08/01/2022	65	65
Cayman Islands - 0.1%
Hutchison Whampoa International 12 II, Ltd.
3.25%, 11/08/2022 - 144A	200	202
Noble Holding International, Ltd.
3.95%, 03/15/2022	7	7
5.25%, 03/15/2042	25	27
Petrobras International Finance Co.
5.38%, 01/27/2021	36	41
Transocean, Inc.
3.80%, 10/15/2022	33	34
6.38%, 12/15/2021	12	15
7.35%, 12/15/2041	10	13
7.50%, 04/15/2031	25	31
Curaçao - 0.0% ¥
Teva Pharmaceutical Finance Co., BV
3.65%, 11/10/2021	80	86
France - 0.0% ¥
France Telecom SA
2.75%, 09/14/2016	17	18
8.50%, 03/01/2031	60	90
Total Capital International SA
0.75%, 01/25/2016 ^	18	18
1.55%, 06/28/2017	38	39
2.88%, 02/17/2022	57	59
Total Capital SA
4.25%, 12/15/2021	70	81
Germany - 0.0% ¥
Deutsche Bank AG
6.00%, 09/01/2017	80	96
Japan - 0.0% ¥
Bank of Tokyo-Mitsubishi UFJ, Ltd.
2.35%, 02/23/2017 - 144A	200	208
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/2017	47	48
Luxembourg - 0.0% ¥
Schlumberger Investment SA
3.30%, 09/14/2021 - 144A	23	24
Mexico - 0.1%
America Movil SAB de CV
3.13%, 07/16/2022	200	203
Netherlands - 0.0% ¥
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
3.38%, 01/19/2017	45	48
3.88%, 02/08/2022	79	85
Deutsche Telekom International Finance BV
2.25%, 03/06/2017 - 144A	150	154
8.75%, 06/15/2030	30	45
Heineken NV
1.40%, 10/01/2017 - 144A	60	60
ING Bank NV
3.75%, 03/07/2017 - 144A	200	213
Koninklijke Philips Electronics NV
3.75%, 03/15/2022 ^	85	92
Shell International Finance BV
1.13%, 08/21/2017	42	42
4.30%, 09/22/2019	50	58

	Principal (000’s)	Value (000’s)

Norway - 0.1%
Statoil ASA
1.20%, 01/17/2018	$44	$44
2.45%, 01/17/2023	58	58
3.15%, 01/23/2022	20	21
4.25%, 11/23/2041	16	17
5.25%, 04/15/2019	100	120
Singapore - 0.0% ¥
Oversea-Chinese Banking Corp., Ltd.
1.63%, 03/13/2015 - 144A	200	202
Sweden - 0.1%
Nordea Bank AB
3.13%, 03/20/2017 - 144A	250	266
4.88%, 05/13/2021 - 144A	200	215
Switzerland - 0.0% ¥
UBS AG
5.75%, 04/25/2018	120	142
United Kingdom - 0.0% ¥
BAE Systems PLC
5.80%, 10/11/2041 - 144A	25	30
Barclays Bank PLC
2.25%, 05/10/2017 - 144A	200	206
5.20%, 07/10/2014	100	106
BP Capital Markets PLC
1.38%, 11/06/2017	53	53
1.85%, 05/05/2017	71	73
3.25%, 05/06/2022	77	81
4.50%, 10/01/2020	50	58
Diageo Capital PLC
1.50%, 05/11/2017	76	77
HSBC Bank PLC
1.63%, 07/07/2014 - 144A ^	200	204
3.10%, 05/24/2016 - 144A	150	159
HSBC Holdings PLC
4.00%, 03/30/2022	163	178
4.88%, 01/14/2022	100	116
5.10%, 04/05/2021	70	83
Rio Tinto Finance USA PLC
1.63%, 08/21/2017	58	59
SABMiller PLC
5.70%, 01/15/2014 - 144A	50	53
Vodafone Group PLC
1.63%, 03/20/2017	100	101
United States - 8.2%
ABB Finance USA, Inc.
1.63%, 05/08/2017	16	16
2.88%, 05/08/2022	23	24
4.38%, 05/08/2042	12	13
AbbVie, Inc.
1.75%, 11/06/2017 - 144A	161	162
ADT Corp.
3.50%, 07/15/2022 - 144A	25	24
4.88%, 07/15/2042 - 144A	20	19
Aetna, Inc.
4.50%, 05/15/2042	10	10
6.75%, 12/15/2037	70	97
Aflac, Inc.
4.00%, 02/15/2022	57	61
8.50%, 05/15/2019	30	41
AGL Capital Corp.
3.50%, 09/15/2021	52	56
6.38%, 07/15/2016	50	59
AIG SunAmerica Global Financing X
6.90%, 03/15/2032 - 144A	150	199

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

United States (continued)
Alabama Power Co.
6.00%, 03/01/2039	$38	$50
American Airlines Pass-Through Trust
Series 2011-2, Class A
8.63%, 04/15/2023	33	34
American Electric Power Co., Inc.
1.65%, 12/15/2017	26	26
American Express Co.
2.65%, 12/02/2022 - 144A	103	103
7.00%, 03/19/2018	120	152
American Express Credit Corp.
2.38%, 03/24/2017	100	105
2.80%, 09/19/2016	39	41
American Water Capital Corp.
6.09%, 10/15/2017	70	84
Amgen, Inc.
3.88%, 11/15/2021	30	33
5.15%, 11/15/2041	80	91
5.65%, 06/15/2042	31	37
6.40%, 02/01/2039	38	49
Anheuser-Busch InBev Worldwide, Inc.
1.50%, 07/14/2014	18	18
8.20%, 01/15/2039	20	33
ANR Pipeline Co.
9.63%, 11/01/2021	70	106
Aon Corp.
3.13%, 05/27/2016	29	31
Apache Corp.
2.63%, 01/15/2023	77	77
3.25%, 04/15/2022	19	20
4.75%, 04/15/2043	23	25
6.90%, 09/15/2018	50	64
Appalachian Power Co.
5.80%, 10/01/2035	25	30
6.70%, 08/15/2037	55	72
Arizona Public Service Co.
4.50%, 04/01/2042	8	9
5.05%, 09/01/2041	23	26
Arrow Electronics, Inc.
3.38%, 11/01/2015	75	78
7.50%, 01/15/2027	60	74
ASIF Global Financing XIX
4.90%, 01/17/2013 - 144A	160	160
Associates Corp.
6.95%, 11/01/2018	225	271
AT&T, Inc.
0.80%, 12/01/2015	49	49
4.30%, 12/15/2042 - 144A	226	227
4.35%, 06/15/2045 - 144A	110	110
4.45%, 05/15/2021	150	173
5.80%, 02/15/2019	80	98
Atmos Energy Corp.
6.35%, 06/15/2017	100	121
8.50%, 03/15/2019	26	35
BAE Systems Holdings, Inc.
6.38%, 06/01/2019 - 144A	80	96
Bank of America Corp.
4.90%, 05/01/2013	50	51
5.00%, 05/13/2021	330	377
5.63%, 07/01/2020	300	356
5.88%, 02/07/2042	20	25
6.50%, 08/01/2016	213	246

	Principal (000’s)	Value (000’s)

United States (continued)
Bank of America Corp. (continued)
7.63%, 06/01/2019	$200	$256
Bank of America Corp. - Series MTNL
5.65%, 05/01/2018	105	122
Bank of New York Mellon Corp.
2.40%, 01/17/2017	119	125
3.55%, 09/23/2021	19	21
4.15%, 02/01/2021 ^	55	62
4.60%, 01/15/2020 ^	100	114
BB&T Corp.
1.60%, 08/15/2017	31	31
5.20%, 12/23/2015	100	111
6.85%, 04/30/2019	60	76
BellSouth Corp.
6.88%, 10/15/2031	6	7
BellSouth Telecommunications, Inc.
6.38%, 06/01/2028	160	192
Berkshire Hathaway Finance Corp.
4.40%, 05/15/2042	62	64
5.40%, 05/15/2018 ^	200	241
Berkshire Hathaway, Inc.
3.75%, 08/15/2021 ^	122	134
BlackRock, Inc.
3.38%, 06/01/2022	90	96
Blackstone Holdings Finance Co., LLC
5.88%, 03/15/2021 - 144A	120	135
6.25%, 08/15/2042 - 144A	65	73
Boston Gas Co.
4.49%, 02/15/2042 - 144A ^	24	25
Bunge, Ltd. Finance Corp.
8.50%, 06/15/2019	80	103
Burlington Northern Santa Fe LLC
3.05%, 03/15/2022 - 09/01/2022	86	89
3.45%, 09/15/2021	40	43
4.40%, 03/15/2042	50	52
5.40%, 06/01/2041	60	71
Capital One Bank USA NA
8.80%, 07/15/2019	250	338
Capital One Financial Corp.
1.00%, 11/06/2015	91	91
2.15%, 03/23/2015	100	102
Cargill, Inc.
3.30%, 03/01/2022 - 144A	110	114
Carolina Power & Light Co.
2.80%, 05/15/2022	32	33
3.00%, 09/15/2021	67	70
Caterpillar Financial Services Corp.
1.25%, 11/06/2017	43	43
2.85%, 06/01/2022	77	79
Caterpillar, Inc.
1.50%, 06/26/2017	35	35
2.60%, 06/26/2022	31	31
CBS Corp.
4.85%, 07/01/2042	100	104
8.88%, 05/15/2019	60	81
Celgene Corp.
1.90%, 08/15/2017	74	75
Centel Capital Corp.
9.00%, 10/15/2019	25	30
CenterPoint Energy Resources Corp.
4.50%, 01/15/2021	100	114
6.13%, 11/01/2017	30	36

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

United States (continued)
CenturyLink, Inc.
6.45%, 06/15/2021	$60	$66
7.60%, 09/15/2039	40	42
Citigroup, Inc.
2.25%, 08/07/2015	240	246
4.45%, 01/10/2017	100	111
4.59%, 12/15/2015	57	62
4.75%, 05/19/2015	130	140
5.38%, 08/09/2020	50	59
6.01%, 01/15/2015	120	131
8.50%, 05/22/2019	250	336
Cleveland Electric Illuminating Co.
8.88%, 11/15/2018	70	93
CME Group, Inc.
3.00%, 09/15/2022	100	101
Comcast Cable Communications LLC
8.88%, 05/01/2017	100	130
Comcast Corp.
6.45%, 03/15/2037	60	77
6.50%, 11/15/2035	210	269
7.05%, 03/15/2033	90	120
CommonWealth REIT
6.25%, 08/15/2016	100	110
6.65%, 01/15/2018	110	123
ConAgra Foods, Inc.
2.10%, 03/15/2018	26	26
ConocoPhillips
5.75%, 02/01/2019	90	111
ConocoPhillips Co.
1.05%, 12/15/2017	70	70
Consolidated Edison Co., of New York, Inc.
4.20%, 03/15/2042	25	27
Consumers Energy Co.
2.85%, 05/15/2022	8	8
Continental Airlines Pass-Through Trust
Series 2012-2, Class A
4.00%, 10/29/2024	42	44
Costco Wholesale Corp.
0.65%, 12/07/2015	79	79
Credit Suisse USA, Inc.
5.13%, 08/15/2015	50	55
CRH America, Inc.
6.00%, 09/30/2016	22	25
Crown Castle Towers LLC
3.21%, 08/15/2015 - 144A	60	63
CSX Corp.
4.10%, 03/15/2044	27	27
4.25%, 06/01/2021	23	26
7.90%, 05/01/2017	55	69
CVS Caremark Corp.
4.13%, 05/15/2021	80	90
CVS Pass-Through Trust
5.93%, 01/10/2034 - 144A	55	66
Daimler Finance North America LLC
1.30%, 07/31/2015 - 144A	150	151
2.63%, 09/15/2016 - 144A	150	156
Danaher Corp.
3.90%, 06/23/2021	33	37
Deere & Co.
2.60%, 06/08/2022	15	15
3.90%, 06/09/2042	13	13
Delmarva Power & Light Co.
4.00%, 06/01/2042 ^	47	49

	Principal (000’s)	Value (000’s)

United States (continued)
Delta Air Lines, Inc., Pass-Through Trust
Series 2012-1, Class A
4.75%, 05/07/2020	$36	$39
Detroit Edison Co.
2.65%, 06/15/2022	13	13
3.95%, 06/15/2042	20	20
Devon Energy Corp.
3.25%, 05/15/2022 ^	49	51
4.75%, 05/15/2042	24	26
6.30%, 01/15/2019	40	50
Diageo Investment Corp.
8.00%, 09/15/2022	40	58
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, 03/15/2022	100	103
6.38%, 03/01/2041	205	237
Discovery Communications LLC
4.38%, 06/15/2021	37	41
4.95%, 05/15/2042	50	53
Dominion Resources, Inc.
4.90%, 08/01/2041	11	12
5.25%, 08/01/2033	90	103
6.30%, 03/15/2033	50	64
Dominion Resources, Inc. - Series D
8.88%, 01/15/2019	40	55
Dow Chemical Co.
4.13%, 11/15/2021	26	28
5.25%, 11/15/2041	17	19
8.55%, 05/15/2019	90	122
Duke Energy Carolinas LLC
3.90%, 06/15/2021	100	112
4.25%, 12/15/2041	17	18
E.I. du Pont de Nemours & Co.
5.60%, 12/15/2036	40	51
6.00%, 07/15/2018	30	37
Eaton Corp.
1.50%, 11/02/2017 - 144A	27	27
4.00%, 11/02/2032 - 144A	21	22
eBay, Inc.
3.25%, 10/15/2020	70	76
Ecolab, Inc.
1.45%, 12/08/2017	103	103
5.50%, 12/08/2041	110	131
EOG Resources, Inc.
2.63%, 03/15/2023	47	47
ERAC USA Finance LLC
2.75%, 03/15/2017 - 144A	8	8
4.50%, 08/16/2021 - 144A	35	38
5.63%, 03/15/2042 - 144A	37	41
6.70%, 06/01/2034 - 144A	44	53
ERP Operating, LP
4.63%, 12/15/2021	31	35
5.25%, 09/15/2014	60	64
5.38%, 08/01/2016 ^	100	114
Exelon Generation Co., LLC
6.20%, 10/01/2017	100	118
Florida Power & Light Co.
5.13%, 06/01/2041	30	36
5.85%, 02/01/2033	55	71
5.95%, 10/01/2033 ^	20	26
Florida Power Corp.
5.90%, 03/01/2033	60	74

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

United States (continued)
Fluor Corp.
3.38%, 09/15/2021	$29	$31
Ford Motor Credit Co. LLC
3.00%, 06/12/2017	200	205
3.98%, 06/15/2016	200	212
Freeport-McMoRan Copper & Gold, Inc.
2.15%, 03/01/2017	81	81
Gap, Inc.
5.95%, 04/12/2021	67	77
General Electric Capital Corp. - Series GMTN
1.63%, 07/02/2015	130	132
2.10%, 12/11/2019	86	86
2.30%, 04/27/2017	187	194
3.15%, 09/07/2022	250	255
4.38%, 09/16/2020	110	123
4.63%, 01/07/2021 ^	150	170
4.65%, 10/17/2021	150	171
5.63%, 09/15/2017 - 05/01/2018	300	356
6.00%, 08/07/2019	350	427
General Electric Co.
2.70%, 10/09/2022	64	65
Goldman Sachs Group, Inc.
5.25%, 07/27/2021	86	98
5.38%, 03/15/2020	100	115
5.75%, 01/24/2022 ^	60	71
6.00%, 06/15/2020	220	261
6.15%, 04/01/2018	200	235
7.50%, 02/15/2019	435	547
Great Plains Energy, Inc.
4.85%, 06/01/2021	74	82
GTE Corp.
6.84%, 04/15/2018	17	21
GTP Acquisition Partners I LLC
4.35%, 06/15/2016 - 144A	61	65
Halliburton Co.
7.60%, 08/15/2096 - 144A	40	61
HCP, Inc.
3.75%, 02/01/2019	16	17
Hess Corp.
7.88%, 10/01/2029	100	138
Hewlett-Packard Co.
2.60%, 09/15/2017 ^	58	57
3.75%, 12/01/2020	150	145
4.30%, 06/01/2021	67	66
4.65%, 12/09/2021 ^	167	168
6.00%, 09/15/2041	70	69
Historic TW, Inc.
6.63%, 05/15/2029	90	115
HSBC USA, Inc.
1.63%, 01/16/2018 ^	200	200
Illinois Tool Works, Inc.
3.90%, 09/01/2042	192	198
Intel Corp.
3.30%, 10/01/2021	30	32
4.00%, 12/15/2032	81	81
4.80%, 10/01/2041	33	36
International Business Machines Corp.
1.25%, 02/06/2017	100	101
1.95%, 07/22/2016	100	104
7.00%, 10/30/2025	50	72
Intuit, Inc.
5.75%, 03/15/2017	60	69

	Principal (000’s)	Value (000’s)

United States (continued)
Jackson National Life Global Funding
4.70%, 06/01/2018 - 144A	$100	$110
Jefferies Group, Inc.
8.50%, 07/15/2019	245	293
John Deere Capital Corp.
0.95%, 06/29/2015	49	49
1.20%, 10/10/2017	41	41
1.70%, 01/15/2020	30	30
2.25%, 04/17/2019	33	34
2.75%, 03/15/2022 ^	25	25
3.15%, 10/15/2021	20	21
John Sevier Combined Cycle Generation LLC
4.63%, 01/15/2042	77	89
Johnson Controls, Inc.
3.75%, 12/01/2021	36	38
4.25%, 03/01/2021	40	44
5.25%, 12/01/2041	75	85
Kansas City Power & Light Co.
5.30%, 10/01/2041	60	69
Kellogg Co.
3.13%, 05/17/2022	43	45
Kerr-McGee Corp.
7.88%, 09/15/2031	130	172
KeyCorp
5.10%, 03/24/2021	90	105
Kimberly-Clark Corp.
2.40%, 03/01/2022	14	14
Kohl’s Corp.
4.00%, 11/01/2021 ^	16	17
Kraft Foods Group, Inc.
3.50%, 06/06/2022 - 144A	21	22
5.00%, 06/04/2042 - 144A	15	17
6.13%, 08/23/2018 - 144A	65	80
6.50%, 02/09/2040 - 144A	100	131
6.88%, 01/26/2039 - 144A	49	66
Kroger Co.
2.20%, 01/15/2017	15	16
3.40%, 04/15/2022 ^	95	98
6.15%, 01/15/2020	30	37
8.00%, 09/15/2029	25	33
Lincoln National Corp.
4.20%, 03/15/2022 ^	29	31
4.85%, 06/24/2021	7	8
Lockheed Martin Corp.
2.13%, 09/15/2016	16	17
4.07%, 12/15/2042 - 144A	108	106
4.85%, 09/15/2041	12	13
Lowe’s Cos., Inc.
4.65%, 04/15/2042	43	48
5.13%, 11/15/2041	13	15
5.50%, 10/15/2035	50	61
Macy’s Retail Holdings, Inc.
2.88%, 02/15/2023	55	54
5.13%, 01/15/2042	8	9
6.70%, 07/15/2034	50	60
7.45%, 07/15/2017	40	49
Manufacturers & Traders Trust Co.
6.63%, 12/04/2017	250	302
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 - 144A	33	38
MassMutual Global Funding II
2.00%, 04/05/2017 - 144A	160	165

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

United States (continued)
MassMutual Global Funding II (continued)
2.50%, 10/17/2022 - 144A ^	$100	$98
McKesson Corp.
0.95%, 12/04/2015	16	16
Medco Health Solutions, Inc.
7.13%, 03/15/2018	60	75
Merck & Co., Inc.
2.40%, 09/15/2022	41	41
Merrill Lynch & Co., Inc.
6.88%, 04/25/2018	50	60
Merrill Lynch & Co., Inc. - Series C
6.40%, 08/28/2017	100	117
MetLife, Inc.
6.75%, 06/01/2016	40	47
Metropolitan Life Global Funding I
1.70%, 06/29/2015 - 144A	100	102
2.00%, 01/10/2014 - 144A	150	152
3.65%, 06/14/2018 - 144A	120	131
3.88%, 04/11/2022 - 144A	300	327
Microsoft Corp.
0.88%, 11/15/2017	22	22
MidAmerican Energy Co.
5.95%, 07/15/2017	70	84
MidAmerican Energy Holdings Co.
6.13%, 04/01/2036	75	95
Mondelez International, Inc.
6.50%, 08/11/2017	75	92
Morgan Stanley - Series GMTN
5.50%, 07/28/2021 ^	120	136
5.63%, 09/23/2019	300	339
7.30%, 05/13/2019	470	570
Morgan Stanley - Series MTN
6.63%, 04/01/2018	100	118
Mosaic Co.
3.75%, 11/15/2021	136	144
4.88%, 11/15/2041	13	14
Nabors Industries, Inc.
5.00%, 09/15/2020	80	87
6.15%, 02/15/2018	140	164
National City Corp.
4.90%, 01/15/2015	60	65
National Oilwell Varco, Inc.
1.35%, 12/01/2017	29	29
National Semiconductor Corp.
3.95%, 04/15/2015	40	43
6.60%, 06/15/2017	60	74
Nationwide Mutual Insurance Co.
6.60%, 04/15/2034 - 144A	15	15
9.38%, 08/15/2039 - 144A	80	113
NBCUniversal Media LLC
4.38%, 04/01/2021	150	169
Nevada Power Co.
5.45%, 05/15/2041	40	49
6.50%, 08/01/2018	25	31
Nevada Power Co. - Series V
7.13%, 03/15/2019	50	64
New York Life Global Funding
1.30%, 01/12/2015 - 144A ^	75	76
3.00%, 05/04/2015 - 144A	80	84
News America, Inc.
6.65%, 11/15/2037	100	129
9.50%, 07/15/2024	80	114

	Principal (000’s)	Value (000’s)

United States (continued)
NextEra Energy Capital Holdings, Inc.
1.20%, 06/01/2015	$29	$29
NiSource Finance Corp.
3.85%, 02/15/2023	50	51
5.80%, 02/01/2042	67	76
6.80%, 01/15/2019	80	98
Nordstrom, Inc.
4.00%, 10/15/2021 ^	21	23
Norfolk Southern Corp.
3.25%, 12/01/2021	11	12
3.95%, 10/01/2042	25	25
6.00%, 05/23/2111	113	137
Novartis Capital Corp.
2.40%, 09/21/2022	80	80
Occidental Petroleum Corp.
1.75%, 02/15/2017	17	17
2.70%, 02/15/2023	88	90
Ohio Power Co.
6.60%, 03/01/2033	65	86
Oncor Electric Delivery Co., LLC
6.80%, 09/01/2018	50	62
7.00%, 09/01/2022	50	64
Oracle Corp.
6.13%, 07/08/2039	65	87
PACCAR Financial Corp.
1.55%, 09/29/2014	28	28
1.60%, 03/15/2017 ^	39	40
Pacific Gas & Electric Co.
2.45%, 08/15/2022 ^	45	45
3.25%, 09/15/2021 ^	11	12
4.45%, 04/15/2042	17	18
4.50%, 12/15/2041	48	51
8.25%, 10/15/2018	45	61
Pacific Life Insurance Co.
9.25%, 06/15/2039 - 144A	175	245
PacifiCorp
5.50%, 01/15/2019	50	60
6.25%, 10/15/2037	20	27
PECO Energy Co.
2.38%, 09/15/2022	100	101
Pennsylvania Electric Co.
6.05%, 09/01/2017	40	47
Penske Truck Leasing Co., LP / PTL Finance Corp.
4.88%, 07/11/2022 - 144A	100	103
PepsiCo, Inc.
1.25%, 08/13/2017	86	86
3.00%, 08/25/2021	17	18
Phillips 66
2.95%, 05/01/2017 - 144A	21	22
4.30%, 04/01/2022 - 144A	16	18
PNC Bank NA
6.88%, 04/01/2018	250	312
PNC Funding Corp.
2.70%, 09/19/2016	48	51
PPG Industries, Inc.
3.60%, 11/15/2020	50	54
6.65%, 03/15/2018	90	112
PPL Capital Funding, Inc.
4.20%, 06/15/2022	50	54
PPL Energy Supply LLC
4.60%, 12/15/2021	35	38
Principal Life Global Funding II
0.98%, 07/09/2014 - 144A *	47	47

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

United States (continued)
Principal Life Global Funding II (continued)
1.00%, 12/11/2015 - 144A	$58	$58
Progress Energy, Inc.
3.15%, 04/01/2022	22	22
Prudential Insurance Co. of America
8.30%, 07/01/2025 - 144A	150	208
PSEG Power LLC
4.15%, 09/15/2021	23	25
5.13%, 04/15/2020	90	104
5.32%, 09/15/2016	50	57
Public Service Co., of Oklahoma
5.15%, 12/01/2019	40	47
Public Service Electric & Gas Co.
3.65%, 09/01/2042	49	48
Qwest Corp.
6.75%, 12/01/2021	67	79
Republic Services, Inc.
3.55%, 06/01/2022	54	56
Ryder System, Inc.
2.50%, 03/01/2017	23	23
3.50%, 06/01/2017	43	46
San Diego Gas & Electric Co.
3.95%, 11/15/2041	33	34
6.00%, 06/01/2026	75	102
Sempra Energy
2.88%, 10/01/2022	28	28
9.80%, 02/15/2019	140	195
Simon Property Group, LP
2.15%, 09/15/2017	158	164
4.13%, 12/01/2021	27	30
4.38%, 03/01/2021	60	67
Southern California Edison Co.
3.88%, 06/01/2021	18	20
3.90%, 12/01/2041	50	51
4.05%, 03/15/2042	75	78
Southern Co.
1.95%, 09/01/2016	23	24
Southern Power Co.
5.15%, 09/15/2041	25	28
Southwestern Electric Power Co.
6.45%, 01/15/2019	50	61
Southwestern Public Service Co.
6.00%, 10/01/2036	97	121
Southwestern Public Service Co. - Series G
8.75%, 12/01/2018	80	109
Spectra Energy Capital LLC
7.50%, 09/15/2038 ^	30	42
Texas Eastern Transmission, LP
2.80%, 10/15/2022 - 144A	129	129
Texas Instruments, Inc.
1.65%, 08/03/2019	37	37
Time Warner Cable, Inc.
5.50%, 09/01/2041	14	16
6.55%, 05/01/2037	100	124
8.75%, 02/14/2019	105	142
Time Warner Entertainment Co., LP
8.38%, 03/15/2023	30	42
Time Warner, Inc.
5.38%, 10/15/2041	17	19
Toyota Motor Credit Corp.
1.00%, 02/17/2015	80	81
2.00%, 09/15/2016	90	93
2.05%, 01/12/2017	100	103

	Principal (000’s)	Value (000’s)

United States (continued)
U.S. Bancorp
3.00%, 03/15/2022	$33	$34
4.13%, 05/24/2021	37	42
7.50%, 06/01/2026	70	93
Union Carbide Corp.
7.50%, 06/01/2025	40	50
7.75%, 10/01/2096	40	48
Union Pacific Corp.
2.95%, 01/15/2023	21	22
4.16%, 07/15/2022	87	98
4.30%, 06/15/2042	24	25
United Parcel Service, Inc.
2.45%, 10/01/2022	29	29
United Technologies Corp.
4.50%, 06/01/2042	71	79
6.13%, 02/01/2019	50	62
UnitedHealth Group, Inc.
2.75%, 02/15/2023	38	38
3.38%, 11/15/2021	37	39
6.63%, 11/15/2037	100	133
Verizon Communications, Inc.
8.75%, 11/01/2018	117	162
Verizon Global Funding Corp.
7.75%, 12/01/2030	280	409
Viacom, Inc.
3.13%, 06/15/2022	50	51
3.88%, 12/15/2021	40	44
Virginia Electric and Power Co.
2.95%, 01/15/2022	8	8
Wachovia Bank NA
5.60%, 03/15/2016	300	338
Wachovia Corp.
5.75%, 02/01/2018	480	576
Walgreen Co.
3.10%, 09/15/2022	94	95
Walt Disney Co.
0.45%, 12/01/2015	42	42
Watson Pharmaceuticals, Inc.
3.25%, 10/01/2022	25	26
WEA Finance LLC
7.13%, 04/15/2018 - 144A	50	62
WEA Finance LLC / WT Finance AUST Pty, Ltd.
3.38%, 10/03/2022 - 144A	105	108
6.75%, 09/02/2019 - 144A	60	74
WellPoint, Inc.
3.13%, 05/15/2022	62	63
3.30%, 01/15/2023	21	22
4.63%, 05/15/2042	50	52
5.88%, 06/15/2017	50	59
Wells Fargo & Co.
2.63%, 12/15/2016	64	68
4.60%, 04/01/2021	200	230
5.63%, 12/11/2017	50	60
Wisconsin Electric Power Co.
2.95%, 09/15/2021	2	2
3.65%, 12/15/2042	40	39
Xcel Energy, Inc.
4.80%, 09/15/2041	3	3
6.50%, 07/01/2036	130	175
Xerox Corp.
2.95%, 03/15/2017 ^	16	16
4.50%, 05/15/2021 ^	24	25

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

United States (continued)
Xerox Corp. (continued)
5.63%, 12/15/2019	$70	$79

Total Corporate Debt Securities (cost $43,820)		46,333

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.0% ¥
United States - 0.0% ¥
U.S. Treasury Bill
0.10%, 05/30/2013 ▲ g	110	110
Total Short-Term U.S. Government Obligation (cost $110)

	Shares	Value (000’s)

COMMON STOCKS - 15.4%
United States - 15.4%
3M Co.	3,426	318
Abbott Laboratories	10,150	665
Accenture PLC - Class A	2,039	136
ACE, Ltd.	4,164	332
Adobe Systems, Inc. ‡	6,716	253
AGL Resources, Inc.	1,528	61
Air Products & Chemicals, Inc.	5,292	445
Alcoa, Inc.	13,341	115
Allergan, Inc.	3,770	346
Altera Corp.	8,058	278
Amazon.com, Inc. ‡	1,752	440
American Electric Power Co., Inc.	3,163	135
American Express Co.	7,258	417
American International Group, Inc. ‡	8,196	289
Ameriprise Financial, Inc.	2,533	159
AmerisourceBergen Corp. - Class A ^	2,004	87
Anadarko Petroleum Corp.	2,647	197
Apache Corp.	2,256	177
Apple, Inc.	5,856	3,122
Applied Materials, Inc.	9,759	112
Archer-Daniels-Midland Co.	14,990	411
Assurant, Inc.	1,025	36
AT&T, Inc.	15,639	527
AutoZone, Inc. ‡	1,154	409
Axis Capital Holdings, Ltd.	2,142	74
Baker Hughes, Inc.	6,663	272
Ball Corp.	3,988	178
Bank of America Corp.	87,965	1,020
Baxter International, Inc.	4,334	289
Beam, Inc.	1,905	116
Berkshire Hathaway, Inc. - Class B ‡	6,066	545
Big Lots, Inc. ‡ ^	314	9
Biogen Idec, Inc. ‡	4,589	673
Broadcom Corp. - Class A ‡	13,505	448
Capital One Financial Corp.	7,666	444
CareFusion Corp. ‡	14,784	423
CBL & Associates Properties, Inc. REIT ^	5,224	111
CBS Corp. - Class B	10,933	416
Celgene Corp. ‡	7,179	565
CF Industries Holdings, Inc.	822	167
Cheniere Energy, Inc. ‡ ^	10,741	202
Chesapeake Energy Corp. ^	3,493	58
Chevron Corp.	13,046	1,411
Cisco Systems, Inc.	46,441	912
Citigroup, Inc.	24,534	971
Citrix Systems, Inc. ‡	3,771	248
Clorox Co. ^	1,690	124
CME Group, Inc. - Class A	4,262	216
Coach, Inc. ^	4,114	228
Coca-Cola Co.	24,292	880
Coca-Cola Enterprises, Inc.	9,485	301

	Shares	Value (000’s)

United States (continued)
Cognizant Technology Solutions Corp. - Class A ‡	2,563	$190
Comcast Corp. - Class A ^	16,500	617
Comerica, Inc. ^	2,145	65
ConocoPhillips	5,222	303
Covidien PLC	8,871	512
Crown Holdings, Inc. ‡	8,175	301
CSX Corp.	34,176	674
CVS Caremark Corp.	6,819	330
DaVita HealthCare Partners, Inc. ‡	2,165	239
Deere & Co. ^	1,561	135
Delphi Automotive PLC ‡ ^	2,190	84
Denbury Resources, Inc. ‡ ^	2,104	34
DiamondRock Hospitality Co. REIT ^	3,984	36
DIRECTV ‡	2,063	103
DISH Network Corp. - Class A ^	2,166	79
Dow Chemical Co.	6,478	209
Dr. Pepper Snapple Group, Inc. ^	3,792	168
DuPont Fabros Technology, Inc. REIT ^	1,572	38
E.I. du Pont de Nemours & Co.	5,014	225
East-West Bancorp, Inc.	3,242	70
eBay, Inc. ‡	6,545	334
Edison International	5,600	253
Emerson Electric Co.	12,479	661
Energen Corp. ^	2,100	95
Energizer Holdings, Inc. ^	1,406	112
Ensco PLC - Class A	5,872	348
EOG Resources, Inc.	3,861	466
Everest RE Group, Ltd.	621	68
Exelon Corp.	7,900	235
Expedia, Inc.	1,351	83
Exxon Mobil Corp.	17,317	1,499
Fidelity National Information Services, Inc.	5,294	184
Fluor Corp. ^	10,295	605
Ford Motor Co. ^	10,224	132
General Electric Co.	24,748	520
General Mills, Inc.	12,323	498
General Motors Co. ‡ ^	16,055	463
Georgia Gulf Corp.	1,976	82
Goldman Sachs Group, Inc.	1,293	165
Google, Inc. - Class A ‡	1,810	1,284
Halliburton Co.	15,410	535
Hartford Financial Services Group, Inc.	12,816	288
Hewlett-Packard Co. ^	20,946	298
Highwoods Properties, Inc. REIT ^	1,857	62
Hologic, Inc. ‡ ^	1,608	32
Home Depot, Inc.	12,803	792
Home Properties, Inc. REIT ^	1,640	101
Honeywell International, Inc.	6,609	419
Host Hotels & Resorts, Inc. REIT ^	11,304	177
Humana, Inc.	6,837	469
International Business Machines Corp.	6,016	1,152
Invesco, Ltd.	14,534	379
Johnson & Johnson ^	5,230	367
Johnson Controls, Inc.	14,650	450
Kellogg Co. ^	1,118	62
KeyCorp	13,526	114
Kinder Morgan, Inc.	8,384	296
Kohl’s Corp. ^	1,166	50
Kroger Co.	7,156	186
LAM Research Corp. ‡	5,565	201
LaSalle Hotel Properties REIT	8,798	223
Lennar Corp. - Class A ^	2,214	86
Liberty Property Trust REIT	4,814	172
LinkedIn Corp. - Class A ‡ ^	349	40
Lorillard, Inc. ^	700	82
Lowe’s Cos., Inc.	16,678	592
LSI Corp. ‡	24,317	172

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

United States (continued)
Macy’s, Inc. ^	4,012	$157
Marathon Oil Corp.	5,546	170
Marathon Petroleum Corp.	1,807	114
Masco Corp. ^	13,839	231
Mastercard, Inc. - Class A	272	134
Merck & Co., Inc.	32,077	1,313
MetLife, Inc.	15,822	521
MetroPCS Communications, Inc. ‡	3,389	34
Mettler-Toledo International, Inc. ‡	756	146
Microsoft Corp.	53,582	1,433
Mondelez International, Inc. - Class A	29,090	741
Monsanto Co.	2,398	227
Morgan Stanley	10,220	195
Mylan, Inc. ‡	2,259	62
National Oilwell Varco, Inc.	4,815	329
National Retail Properties, Inc. REIT	1,947	61
NextEra Energy, Inc.	8,967	620
NiSource, Inc.	6,918	172
Nordstrom, Inc. ^	2,611	140
Norfolk Southern Corp.	1,603	99
NV Energy, Inc.	12,179	221
Occidental Petroleum Corp.	4,332	332
Onyx Pharmaceuticals, Inc. ‡ ^	276	21
Oracle Corp.	27,082	902
PACCAR, Inc. ^	8,901	403
Pentair, Ltd.	2,938	144
PepsiCo, Inc.	11,223	768
Pfizer, Inc.	46,201	1,159
PG&E Corp.	3,309	133
Philip Morris International, Inc.	9,011	753
Plum Creek Timber Co., Inc. REIT ^	4,082	181
Procter & Gamble Co.	16,743	1,137
Prudential Financial, Inc.	2,815	150
PulteGroup, Inc. ‡ ^	9,558	173
QUALCOMM, Inc.	12,473	774
Regions Financial Corp.	7,465	53
Royal Caribbean Cruises, Ltd. ^	1,783	61
Schlumberger, Ltd.	6,801	471
Sempra Energy	7,725	548
Simon Property Group, Inc. REIT	1,959	310
Southwest Airlines Co.	8,099	83
SPX Corp.	2,067	145
Staples, Inc. ^	3,688	42
State Street Corp.	9,292	437
Strategic Hotels & Resorts, Inc. REIT ‡ ^	5,492	35
SunTrust Banks, Inc.	8,094	229
Target Corp. ^	12,137	717
Time Warner Cable, Inc. ^	6,817	663
Time Warner, Inc.	17,142	819
TJX Cos., Inc.	3,911	166
Tyco International, Ltd.	9,647	282
U.S. Steel Corp. ^	3,253	78
UGI Corp. ^	2,134	70
Union Pacific Corp.	8,254	1,038
United Parcel Service, Inc. - Class B	9,446	696
United Technologies Corp. ^	11,671	958
UnitedHealth Group, Inc.	12,100	656
V.F. Corp. ^	3,560	538

	Shares	Value (000’s)

United States (continued)
Valeant Pharmaceuticals International, Inc. ‡	3,751	224
Valero Energy Corp.	7,511	256
Verizon Communications, Inc.	21,128	914
Vertex Pharmaceuticals, Inc. ‡	3,222	135
Visa, Inc. - Class A ^	4,474	678
Wal-Mart Stores, Inc.	4,536	309
Walt Disney Co.	7,827	390
Walter Energy, Inc. ^	1,887	68
Warner Chilcott PLC - Class A	1,683	20
Wells Fargo & Co.	47,434	1,622
Weyerhaeuser Co. REIT	5,895	$164
WW Grainger, Inc.	1,621	328
Yum! Brands, Inc.	1,425	94

Total Common Stocks (cost $65,058)		69,511

INVESTMENT COMPANIES - 8.7%
United States - 8.7%
JPMorgan Emerging Markets Debt Fund ¯	367	3
JPMorgan High Yield Fund ¯	506,061	4,119
JPMorgan International Equity Fund ¯	836,386	12,119
JPMorgan International Opportunities Fund ¯	822,236	10,903
JPMorgan Intrepid America Fund ¯	466,077	12,161

Total Investment Companies (cost $36,111)		39,305

SECURITIES LENDING COLLATERAL - 5.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	24,837,064	24,837
Total Securities Lending Collateral (cost $24,837)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 7.9%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $35,576 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 2.00% - 3.00%, due 12/01/2026 - 12/01/2027, and with a total value of $36,295.	$35,575	35,575
Total Repurchase Agreement (cost $35,575)

Total Investment Securities (cost $468,972)		486,453
Other Assets and Liabilities - Net		(35,265)

Net Assets		$451,188

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

FUTURES CONTRACTS:
Description	Type	Contracts	Expiration Date	Unrealized Appreciation (Depreciation) (000’s)
10-Year Australian Treasury Bond	Long	29	03/15/2013	$(35)
10-Year Japan Government Bond	Short	(2)	03/11/2013	17
10-Year U.S. Treasury Note	Short	(34)	03/19/2013	(2)
5-Year U.S. Treasury Note	Short	(119)	03/28/2013	(5)
AEX Index	Long	64	01/18/2013	(19)
ASX SPI 200 Index	Long	18	03/21/2013	1
CAC 40 Index	Short	(75)	01/18/2013	(¿)
DAX Index	Long	23	03/15/2013	(24)
EURO STOXX 50 Index	Long	169	03/15/2013	(64)
FTSE 100 Index	Short	(92)	03/15/2013	96
Hang Seng Index Futures	Short	(15)	01/30/2013	(13)
OMX 30 Index	Short	(209)	01/18/2013	(1)
S&P 500 E-Mini Index	Long	146	03/15/2013	(4)
S&P TSE 60 Index	Long	16	03/15/2013	32
TOPIX Index	Long	66	03/08/2013	581

				$560

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value (000’s)
U.S. Government Agency Obligations	26.3%	$127,770
U.S. Government Obligations	19.4	94,177
Capital Markets	9.1	44,099
Mortgage-Backed Securities	6.3	30,624
Asset-Backed Securities	3.4	16,551
Commercial Banks	2.2	10,510
Diversified Financial Services	1.8	8,556
Oil, Gas & Consumable Fuels	1.7	8,427
Media	1.1	5,359
Insurance	1.0	4,835
Electric Utilities	1.0	4,705
Computers & Peripherals	0.8	3,925
Pharmaceuticals	0.8	3,886
Diversified Telecommunication Services	0.7	3,527
Software	0.6	3,013
Energy Equipment & Services	0.6	2,984
IT Services	0.6	2,751
Real Estate Investment Trusts	0.5	2,639
Beverages	0.5	2,636
Road & Rail	0.5	2,576
Consumer Finance	0.5	2,460
Food Products	0.5	2,408
Chemicals	0.5	2,268
Specialty Retail	0.5	2,202
Health Care Providers & Services	0.4	2,055
Health Care Equipment & Supplies	0.4	1,921
Multi-Utilities	0.4	1,803
Aerospace & Defense	0.4	1,780
Internet Software & Services	0.4	1,733
Communications Equipment	0.3	1,686
Biotechnology	0.3	1,679
Semiconductors & Semiconductor Equipment	0.3	1,514
Household Products	0.3	1,387
Food & Staples Retailing	0.3	1,339
Multiline Retail	0.3	1,285
Foreign Government Obligations	0.2	1,209
Machinery	0.2	1,119
Industrial Conglomerates	0.2	1,032
Automobiles	0.2	902
Metals & Mining	0.2	886
Tobacco	0.2	835
Commercial Services & Supplies	0.2	772
Textiles, Apparel & Luxury Goods	0.2	766
Air Freight & Logistics	0.2	725
Auto Components	0.1	700

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

INVESTMENTS BY INDUSTRY (continued) (unaudited):	Percentage of Total Investment Securities		Value (000’s)
Construction & Engineering	0.1%		$688
Electrical Equipment	0.1		661
Gas Utilities	0.1		577
Internet & Catalog Retail	0.1		523
Containers & Packaging	0.1		479
Municipal Government Obligations	0.1		451
Wireless Telecommunication Services	0.1		401
Independent Power Producers & Energy Traders	0.1		332
Trading Companies & Distributors	0.1		328
Household Durables	0.1		259
Building Products	0.0	¥	231
Airlines	0.0	¥	200
Hotels, Restaurants & Leisure	0.0	¥	155
Electronic Equipment & Instruments	0.0	¥	152
Life Sciences Tools & Services	0.0	¥	146
Office Electronics	0.0	¥	120
Transportation Infrastructure	0.0	¥	103
Water Utilities	0.0	¥	84
Construction Materials	0.0	¥	25

Investment Securities, at Value	87.6		425,931
Short-Term Investments	12.4		60,522

Total Investments	100.0%		$486,453

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $24,314.
g	All or a portion of this security has been segregated as collateral with the broker to cover margin requirements for open futures contracts. The value of all securities segregated as collateral for open futures contracts is $3,357.
Cash in the amount of $23 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
▲	Rate shown reflects the yield at 12/31/2012.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
¥	Percentage rounds to less than 0.1%.
Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $1,501, or 0.33% of the portfolio’s net assets.
‡	Non-income producing security.
Aggregate cost for federal income tax purposes is $470,439. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $17,186 and $1,172, respectively. Net unrealized appreciation for tax purposes is $16,014.
¯	The fund is affiliated with the sub-adviser of the portfolio.
¿	Amount is less than 1.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $32,805, or 7.27% of the portfolio’s net assets.
IO	Interest Only
PO	Principal Only
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
STRIPS	Separate Trading of Registered Interest and Principal of Securities

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Asset-Backed Securities	$—	$16,551	$—	$16,551
Common Stocks	69,511	—	—	69,511
Corporate Debt Securities	—	46,333	—	46,333
Foreign Government Obligations	—	1,209	—	1,209
Investment Companies	39,305	—	—	39,305
Mortgage-Backed Securities	—	30,624	—	30,624
Municipal Government Obligations	—	451	—	451
Repurchase Agreement	—	35,575	—	35,575
Securities Lending Collateral	24,837	—	—	24,837
Short-Term U.S. Government Obligation	—	110	—	110
U.S. Government Agency Obligations	—	127,770	—	127,770
U.S. Government Obligations	—	94,177	—	94,177
Total	$133,653	$352,800	$—	$486,453

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Futures Contracts - Appreciation	$727	$—	$—	$727
Futures Contracts - Depreciation	(167)	—	—	(167)
Total	$560	$—	$—	$560

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Other Assets	$—	$—	$752	$752

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2011	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) ƒ	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 12/31/2012 ƒ
Other Assets[1]	$844	$—	$—	$—	$—	$(92)	$—	$—	$752	$(92)

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.
ƒ	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 12/31/2012 may be due to an investment no longer held or categorized as Level 3 at year end.
Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.
[1]	Other assets include pending litigation receivable.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $433,397) (including securities loaned of $24,314)	$450,878
Repurchase agreement, at value (cost: $35,575)	35,575
Cash	3
Foreign currency on deposit with broker (cost: $23)	23
Foreign currency, at value (cost: $29)	29
Receivables:
Investment securities sold	200
Shares sold	854
Interest	1,352
Securities lending income (net)	3
Dividends	107
Variation margin	841
Dividend reclaims	–	(A)
Prepaid expenses	1
	752
Other assets

	490,618

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	13,927
Shares redeemed	142
Management and advisory fees	261
Distribution and service fees	66
Trustees fees	–	(A)
Transfer agent fees	–	(A)
Administration fees	9
Printing and shareholder reports fees	146
Audit and tax fees	15
Other	27
Collateral for securities on loan	24,837

	39,430

Net assets	$451,188

Net assets consist of:
Capital stock ($.01 par value)	$342
Additional paid-in capital	491,115
Undistributed net investment income	6,002
Accumulated net realized loss from investment securities, futures and foreign currency transactions	(64,312)
Net unrealized appreciation (depreciation) on:
Investment securities	17,481
Futures contracts	560

Net assets	$451,188

Net assets by class:
Initial Class	$128,208
Service Class	322,980
Shares outstanding:
Initial Class	10,070
Service Class	24,187
Net asset value and offering price per share:
Initial Class	$12.73
Service Class	13.35

(A)	Rounds to less than $1

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $1)	$2,159
Interest income	6,383
Securities lending income (net)	46

Total investment income	8,588

Expenses:
Management and advisory	2,349
Distribution and service:
Service Class	509
Printing and shareholder reports	177
Custody	196
Administration	79
Legal	24
Audit and tax	16
Trustees	11
Transfer agent	2
Other	9

Total expenses	3,372

Net investment income	5,216

Net realized gain (loss) on transactions from:
Investment securities	1,242
Distributions from investments in affiliated investment companies	5
Futures contracts	1,482
Foreign currency transactions	(39)

2,690

Net change in unrealized appreciation (depreciation) on:
Investment securities	14,586
Futures contracts	510
Translation of assets and liabilities denominated in foreign currencies	37

Net change in unrealized appreciation (depreciation)	15,133

Net realized and change in unrealized gain	17,823

Net increase in net assets resulting from operations	$23,039

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$5,216	$2,003
Net realized gain from investment securities, futures contracts and foreign currency transactions	2,690	10,350
Net change in unrealized appreciation (depreciation) on investment securities, futures contracts and foreign currency translation	15,133	(2,781)

Net increase in net assets resulting from operations	23,039	9,572

Distributions to shareholders:
From net investment income:
Initial Class	(793)	(2,477)
Service Class	(1,262)	(572)

Total distributions to shareholders	(2,055)	(3,049)

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,932	9,671
Service Class	223,220	91,592

	234,152	101,263

Dividends and distributions reinvested:
Initial Class	793	2,477
Service Class	1,262	572

	2,055	3,049

Cost of shares redeemed:
Initial Class	(28,473)	(136,499)
Service Class	(11,267)	(6,350)

	(39,740)	(142,849)

Net increase (decrease) in net assets from capital shares transactions	196,467	(38,537)

Net increase (decrease) in net assets	217,451	(32,014)

Net assets:
Beginning of year	233,737	265,751

End of year	$451,188	$233,737

Undistributed net investment income	$6,002	$2,061

Share activity:
Shares issued:
Initial Class	879	824
Service Class	17,112	7,392

	17,991	8,216

Shares issued-reinvested from dividends and distributions:
Initial Class	63	214
Service Class	96	47

	159	261

Shares redeemed:
Initial Class	(2,297)	(11,385)
Service Class	(863)	(511)

	(3,160)	(11,896)

Net increase (decrease) in shares outstanding:
Initial Class	(1,355)	(10,347)
Service Class	16,345	6,928

	14,990	(3,419)

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value
Beginning of year	$11.89	$11.69	$12.15	$13.37	$14.66
Investment operations
Net investment income(A)	0.21	0.10	0.08	0.06	0.24
Net realized and unrealized gain (loss)	0.71	0.32	(0.08)	0.52	(0.85)

Total operations	0.92	0.42	–	(B)	0.58	(0.61)

Distributions
From net investment income	(0.08)	(0.22)	(0.46)	(0.45)	(0.68)
From net realized gains	–	–	–	(1.35)	–

Total distributions	(0.08)	(0.22)	(0.46)	(1.80)	(0.68)

Net asset value
End of year	$12.73	$11.89	$11.69	$12.15	$13.37

Total return(C)	7.72%	3.63%	(0.11)%	4.20%	(4.53)%

Net assets end of year (000’s)	$128,208	$135,804	$254,517	$285,979	$298,449
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%	0.85%	0.84%	0.81%
Net investment income to average net assets	1.68%	0.87%	0.69%	0.47%	1.64%
Portfolio turnover rate	35%	179%	210%	183%	290%

For a share outstanding throughout each period	Service Class Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value
Beginning of year	$12.49	$12.28	$12.74	$13.91	$15.20
Investment operations
Net investment income(A)	0.19	0.18	0.06	0.05	0.21
Net realized and unrealized gain (loss)	0.74	0.24	(0.10)	0.52	(0.87)

Total operations	0.93	0.42	(0.04)	0.57	(0.66)

Distributions
From net investment income	(0.07)	(0.21)	(0.42)	(0.39)	(0.63)
From net realized gains	–	–	–	(1.35)	–

Total distributions	(0.07)	(0.21)	(0.42)	(1.74)	(0.63)

Net asset value
End of year	$13.35	$12.49	$12.28	$12.74	$13.91

Total return(C)	7.47%	3.44%	(0.42)%	3.95%	(4.65)%

Net assets end of year (000’s)	$322,980	$97,933	$11,234	$13,590	$14,000
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%	1.11%	1.09%	1.06%
Net investment income to average net assets	1.47%	1.45%	0.47%	0.31%	1.38%
Portfolio turnover rate	35%	179%	210%	183%	290%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $(0.01) or $0.01.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other expenses on the Statement of Operations.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Futures contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2012 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio invests in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income in the Statement of Operations with a corresponding adjustment to cost.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2012.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trust (“REITs”): Dividend income related to a Real Estate Investment Trust is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economical conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment company securities: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.70%
Over $500 million up to $750 million	0.675%
Over $750 million	0.65%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

1.00% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$172,910
U.S. Government	102,545

Proceeds from maturities and sales of securities:
Long-term	74,619
U.S. Government	38,764

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of future contracts held throughout the year averaged 12 contracts, with an overall increase from 11 contracts at the beginning of the year to 15 contracts by year end. The tables below highlight the types of risk associated with the Portfolio and how the aforementioned derivative instruments are used to mitigate such risks:

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Equity contracts	Total
Asset derivatives
Unrealized appreciation on futures contracts*	$17	$710	$727
Liability derivatives
Unrealized depreciation on futures contracts*	(42)	(125)	(167)
Total	$(25)	$585	$560

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Equity contracts	Total
Net Realized Gain (Loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$(32)	$1,514	$1,482
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	(41)	551	510
Total	$(73)	$2,065	$1,992

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	780

Undistributed (accumulated) net realized gain (loss) from investment securities	(780)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 60,480	December 31, 2017

2,133	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $1,863.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:
Ordinary Income	$2,055
Long-term Capital Gain	–

2011 Distributions paid from:
Ordinary Income	3,049
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$6,001

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(62,613)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	16,491

Other Temporary Differences	(148)

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Tactical Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Tactical Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Tactical Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288
Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
25,771,933.8855	510,977.4052	671,353.2833

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
25,776,045.2071	449,860.2948	728,359.0721

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
25,665,502.5513	426,645.1406	862,116.8821

Proposal III.C — Concentration

Affirmative	Against	Abstain
25,705,747.5580	553,330.8964	695,186.1196

Proposal III.D — Diversification

Affirmative	Against	Abstain
25,917,360.8451	347,406.1905	689,497.5384

Transamerica Series Trust		Annual Report 2012

Transamerica JPMorgan Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

MARKET ENVIRONMENT

The portfolio launched on May 1, 2012. From that date through the end of the year, U.S. stocks generated modest positive returns. The Standard & Poor’s 500® Index (“S&P 500®”) was up 3.10%, and the Russell 2000® Index (“Russell 2000®”) of small cap stocks gained 5.23%. International stocks performed somewhat better, rising 8.47% over the same period, as measured by the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”). Stocks experienced a fair amount of volatility during this time period, as investor sentiment about the state of the economy alternated between periods of pessimism, and periods of optimism. Investment grade bonds were also up during the period. The Barclays U.S. Aggregate Bond Index gained 2.90%.

PERFORMANCE

For the period ended December 31, 2012, Transamerica Legg Mason Dynamic Allocation – Balanced VP, Service Class returned 1.90%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation – Balanced VP Blended Benchmark, returned 3.10% and 5.46%, respectively.

The blended benchmark is comprised of the Barclays Long Treasury Index 50%, the Russell 1000® Index 40%, MSCI-EAFE 5%, and the Russell 2000® 5%.

STRATEGY REVIEW

The portfolio invests primarily in Exchange-Traded Funds (“ETFs”) that are designed to track various stock and bond indices. In addition, we use a combination of risk management strategies that are designed to protect the portfolio from experiencing significant losses in the event of a major decline in the markets, in exchange for giving up some of the “upside” in rising markets.

The first of these strategies involves systematically raising the allocation to cash in response to declines in the portfolio’s net asset value (“NAV”), and then lowering the allocation to cash as the NAV rises. This strategy works best during extended market declines, but during short lived market “corrections,” when the markets fall around 10% but then rise back to their old highs fairly quickly, it can cause the portfolio to lag its benchmark, as the strategy ends up raising cash just before the markets start rising again. That scenario took place in May and June of 2012. Between May 1 and June 1, the S&P 500® and the Russell 2000® both fell (8.84)% and (9.50)%, respectively, while the MSCI-EAFE fell (12.51)%. The risk management strategy started to raise the allocation to cash in mid-May, when the indices had fallen about 5%. By the time the indices reached what turned out to be their lows in early June, the cash allocation was up to 35%. But then markets began to rise. The cash allocation did not return to zero until early July, so as the markets rose in June, the cash allocation caused the portfolio to lag its benchmark.

The other risk management strategy involves the continuous use of put options on the S&P 500® to provide additional protection against a decline in the stock market. This strategy tends to help the portfolio’s relative performance in periods when the stock market is falling (since put options tend to rise in price when the underlying index is falling), but it detracts from relative performance when the stock market is rising (since puts tend to fall when the underlying index is rising). The put strategy did in fact benefit the portfolio in May as stock markets fell, but it detracted from the portfolio’s performance in the third and fourth quarters, as markets were generally rising during those periods. Overall, the impact of the put options was negative for the total reporting period.

Overall, we estimate that the cash and cash equivalents allocation was responsible for about two thirds of the portfolio’s underperformance during the period, and the put option strategy was responsible for the other third.

Steven D. Bleiberg	Steven A. Walsh
Y. Wayne Lin	Prashant Chandran

Co-Portfolio Managers	Co-Portfolio Managers
Legg Mason Global Asset Allocation, LLC	Western Asset Management Company

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2012
	10 Years or Life of Class	Inception Date
Service Class	1.90%	05/01/2012
S&P 500® *	3.10
Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark *	5.46

NOTES

* The Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark is comprised of the following benchmarks: The Barclays Long Treasury Index 50%, the Russell 1000® Index 40%, Morgan Stanley Capital International-Europe, Australasia, and Far East Index 5%, and the Russell 2000® Index 5%. The Standard & Poor’s 500® Index (“S&P 500®”) and the Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Legg Mason Dynamic Allocation - Balanced VP
Service Class	$1,000.00	$1,024.10	$5.14	$1,020.06	$5.13	1.01%

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	96.3%
Repurchase Agreement	4.4
Purchased Options	0.7
Other Assets and Liabilities - Net	(1.4)
Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

INVESTMENT COMPANIES - 96.3%
Capital Markets - 91.5%
iShares Barclays 20+ Year Treasury Bond Fund	61,337	$7,433
iShares Core S&P 500 ETF	169,032	24,185
iShares Core Total US Bond Market ETF	32,029	3,558
iShares MSCI EAFE Index Fund	62,672	3,561
SPDR S&P 500 ETF Trust	29,979	4,273
Vanguard Total Bond Market ETF	291,283	24,476
Growth - Small Cap - 4.8%
Vanguard Small-Capital ETF	44,094	3,567

Total Investment Companies (cost $70,913)		71,053

	Notional Amount (000’s)	Value (000’s)

PURCHASED OPTIONS - 0.7%
Put Options - 0.7%
S&P 500 Index	$¿	6
Index Value 1,075.00
Expires 12/21/2013
S&P 500 Index	¿	9
Index Value 1,125.00
Expires 12/21/2013
S&P 500 Index	2	52
Index Value 1,150.00
Expires 12/21/2013
S&P 500 Index	1	20
Index Value 1,175.00
Expires 12/21/2013
S&P 500 Index	2	87
Index Value 1,200.00
Expires 12/21/2013
S&P 500 Index	1	64
Index Value 1,225.00
Expires 12/21/2013
S&P 500 Index	3	188
Index Value 1,250.00
Expires 12/21/2013
S&P 500 Index	1	56
Index Value 1,275.00
Expires 12/21/2013
S&P 500 Index	¿	20
Index Value 1,300.00
Expires 12/21/2013

Total Purchased Options (cost $706)		502

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 4.4%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $3,281 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 3.50%, due 01/01/2032, and with a total value of $3,349.	$3,281	$3,281
Total Repurchase Agreement (cost $3,281)

Total Investment Securities (cost $74,900)		74,836
Other Assets and Liabilities - Net		(1,027)

Net Assets		$73,809

NOTES TO THE SCHEDULE OF INVESTMENTS (all amounts in thousands):

¿	Amount is less than 1.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $74,944. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $504 and $612, respectively. Net unrealized depreciation for tax purposes is $108.

DEFINITION:

ETF	Exchange-Traded Fund

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$71,053	$—	$—	$71,053
Purchased Options	502	—	—	502
Repurchase Agreement	—	3,281	—	3,281
Total	$71,555	$3,281	$—	$74,836

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the period ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $71,619)	$71,555
Repurchase agreement, at value (cost: $3,281)	3,281
Receivables:
Shares sold	945
Dividends	52

	75,833

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,958
Shares redeemed	1
Management and advisory fees	35
Distribution and service fees	14
Transfer agent fees	–	(A)
Administration fees	1
Trustees fees	–	(A)
Audit and tax fees	13
Other	2

	2,024

Net assets	$73,809

Net assets consist of:
Capital stock ($.01 par value)	$72
Additional paid-in capital	73,046
Undistributed net investment income	505
Undistributed net realized gain from investment securities	250
Net unrealized depreciation on investment securities	(64)

Net assets	$73,809

Shares outstanding	7,243

Net asset value and offering price per share	$10.19

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the period ended December 31, 2012 (A)

(all amounts in thousands)

Investment income:
Dividend income	$702
Interest income	–	(B)

Total investment income	702

Expenses:
Management and advisory	116
Distribution and service	50
Printing and shareholder reports	5
Custody	10
Administration	5
Legal	2
Audit and tax	13
Trustees	1
Transfer agent	–	(B)
Other	–	(B)

Total expenses	202

Net investment income	500

Net realized gain (loss) from:
Investment securities	176
Distributions from investments in investment securities	74

	250

Net change in unrealized appreciation (depreciation) on:
Investments securities	(64)

Net realized and change in unrealized gain on investment securities	186

Net increase in net assets resulting from operations	$686

(A)	Commenced operations on May 1, 2012.
(B)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

December 31, 2012 (A)
From operations:
Net investment income	$500
Net realized gain from investment securities	250
Net change in unrealized depreciation on investment securities	(64)

Net increase in net assets resulting from operations	686

Capital share transactions:
Proceeds from shares sold	75,451
Cost of shares redeemed	(2,328)

Net increase in net assets resulting from capital shares transactions	73,123

Net increase in net assets	73,809

Net assets:
Beginning of period	—

End of year	$73,809

Undistributed net investment income	$505

Share activity:
Shares issued	7,471
Shares redeemed	(228)

Net increase in shares outstanding	7,243

(A)	Commenced operations on May 1, 2012.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2012 (A)

Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(B),(C)	0.17
Net realized and unrealized gain	0.02

Total operations	0.19

Net asset value
End of year	$10.19

Total return(D)	1.90%	(E)

Net assets end of year (000’s)	$73,809
Ratio and supplemental data
Expenses to average net assets(F)	1 .01%
Net investment income to average net assets(C)	2 .51%	(G)
Portfolio turnover rate(H)	32%	(E)

(A)	Commenced operations on May 1, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the portfolio invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Legg Mason Dynamic Allocation - Balanced VP (the “Portfolio”) commenced operations on May 1, 2012. The Portfolio is part of TST.

The Portfolio currently offers one class of shares; Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased Options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss.

The underlying face amounts of open option contracts at December 31, 2012 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $350 million	0.58%
Over $350 million up to $750 million	0.56%
Over $750 million up to $1.5 billion	0.53%
Over $1.5 billion	0.51%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.77% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the period ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% for Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$82,382
U.S. Government	–

Proceeds from maturities and sales of securities:
Long-term	10,951
U.S. Government	–

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of purchased option contracts held began in the second quarter at 5 contracts and increased to 9 contracts at year end. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Asset derivatives
Purchased options, at value *	$502
*	Included within Investment securities, at value.

Effect of Derivative Instruments in the Statement of Operations for the period ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Net Realized Gain (Loss) on derivatives recognized in income
Net realized gain (loss) on purchased options ^	$(24)
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options	(204)
Total	$(228)
^	Included within net realized gain (loss) on transactions from investment securities.
Included within net change in unrealized appreciation (depreciation) on Investment securities.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for open tax year 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(5)

Undistributed (accumulated) net investment income (loss)	5

Undistributed (accumulated) net realized gain (loss) from investment securities	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$596

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	95

Other Temporary Differences	–

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Legg Mason Dynamic Allocation - Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Legg Mason Dynamic Allocation - Balanced VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Legg Mason Dynamic Allocation - Balanced VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
1,468,750.2928	0.0000	111,738.9422

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
1,479,806.1546	0.0000	100,683.0804

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
1,479,806.1546	0.0000	100,683.0804

Proposal III.C — Concentration

Affirmative	Against	Abstain
1,477.606.9910	2,199.1636	100,683.0804

Proposal III.D — Diversification

Affirmative	Against	Abstain
1,477,606.9910	2,199.1636	100,683.0804

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the period ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

The portfolio launched on May 1, 2012. From that date through the end of the year, U.S. stocks generated modest positive returns. The Standard & Poor’s 500® Index (“S&P 500®”) was up 3.10%, and the Russell 2000® Index (“Russell 2000®”) of small cap stocks gained 5.23%. International stocks performed somewhat better, rising 8.47% over the same period, as measured by the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”). Stocks experienced a fair amount of volatility during this time period, as investor sentiment about the state of the economy alternated between periods of pessimism, and periods of optimism. Investment grade bonds were also up during the period. The Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) gained 2.90%.

PERFORMANCE

For the period ended December 31, 2012, Transamerica Legg Mason Dynamic Allocation – Growth VP, Service Class returned 1.40%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation – Growth VP Blended Benchmark, returned 3.10% and 4.55%, respectively.

The blended benchmark is comprised of the S&P 500® 56%, the Barclays Long Treasury Index 21%, Barclays U.S. Aggregate Bond 9%, the MSCI-EAFE 7%, and the Russell 2000® 7%.

STRATEGY REVIEW

The portfolio invests primarily in Exchange-Traded Funds (“ETFs”) that are designed to track various stock and bond indices. In addition, we use a combination of risk management strategies that are designed to protect the portfolio from experiencing significant losses in the event of a major decline in the markets, in exchange for giving up some of the “upside” in rising markets.

The first of these strategies involves systematically raising the allocation to cash in response to declines in the portfolio’s net asset value (“NAV”), and then lowering the allocation to cash as the NAV rises. This strategy works best during extended market declines, but during short lived market “corrections,” when the markets fall around 10% but then rise back to their old highs fairly quickly, it can cause the portfolio to lag its benchmark, as the strategy ends up raising cash just before the markets start rising again. That scenario took place in May and June of 2012. Between May 1 and June 1, the S&P 500® and the Russell 2000® both fell (8.84)% and (9.50)%, respectively, while the MSCI-EAFE Index fell (12.51)%. The risk management strategy started to raise the allocation to cash in mid-May, when the indices had fallen about 5%. By the time the indices reached what turned out to be their lows in early June, the cash allocation was up to 35%. But then markets began to rise. The cash allocation did not return to zero until early July, so as the markets rose in June, the cash allocation caused the portfolio to lag its benchmark.

The other risk management strategy involves the continuous use of put options on the S&P 500® to provide additional protection against a decline in the stock market. This strategy tends to help the portfolio’s relative performance in periods when the stock market is falling (since put options tend to rise in price when the underlying index is falling), but it detracts from relative performance when the stock market is rising (since puts tend to fall when the underlying index is rising). The put strategy did in fact benefit the portfolio in May as stock markets fell, but it detracted from the portfolio’s performance in the third and fourth quarters, as markets were generally rising during those periods. Overall, the impact of the put options was negative for the total reporting period.

Overall, we estimate that the cash and cash equivalents allocation was responsible for about two thirds of the portfolio’s underperformance during the period, and the put option strategy was responsible for the other third.

Steven D. Bleiberg Y. Wayne Lin	Steven A. Walsh Prashant Chandran

Co-Portfolio Managers Legg Mason Global Asset Allocation, LLC	Co-Portfolio Managers Western Asset Management Company

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2012
	10 Years or Life of Class	Inception Date
Service Class	1.40%	05/01/2012
S&P 500® *	3.10
Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark *	4.55

NOTES

* The Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark is comprised of the following benchmarks: Standard & Poor’s 500® Index (“S&P 500®”) 56%, Barclays Long Treasury Index 21%, Barclays U.S. Aggregate Bond Index 9%, Morgan Stanley Capital International-Europe, Australasia, and Far East Index 7% and the Russell 2000® Index 7%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Legg Mason Dynamic Allocation - Growth VP
Service Class	$1,000.00	$1,029.40	$5.31	$1,019.91	$5.28	1.04%

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Investment Companies	97.8%
Repurchase Agreement	3.7
Purchased Options	0.9
Other Assets and Liabilities - Net	(2.4)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

INVESTMENT COMPANIES - 97.8%
Capital Markets - 90.9%
iShares Barclays 20+ Year Treasury Bond Fund	11,716	$1,420
iShares Core S&P 500 ETF	80,253	11,482
iShares Core Total US Bond Market ETF	10,133	1,126
iShares MSCI EAFE Index Fund	27,771	1,578
SPDR S&P 500 ETF Trust	7,907	1,127
Vanguard Total Bond Market ETF	49,827	4,186
Growth - Small Cap - 6.9%
Vanguard Small-Capital ETF	19,539	1,581

Total Investment Companies (cost $22,354)		22,500

	Notional Amount (000’s)	Value (000’s)

PURCHASED OPTIONS - 0.9%
Put Options - 0.9%
S&P 500 Index	$¿	3
Index Value 1,075.00
Expires 12/21/2013
S&P 500 Index	¿	3
Index Value 1,100.00
Expires 12/21/2013
S&P 500 Index	¿	6
Index Value 1,125.00
Expires 12/21/2013
S&P 500 Index	¿	14
Index Value 1,150.00
Expires 12/21/2013
S&P 500 Index	1	20
Index Value 1,175.00
Expires 12/21/2013
S&P 500 Index	¿	18
Index Value 1,200.00
Expires 12/21/2013
S&P 500 Index	1	30
Index Value 1,225.00
Expires 12/21/2013
S&P 500 Index	1	72
Index Value 1,250.00
Expires 12/21/2013
S&P 500 Index	1	49
Index Value 1,275.00
Expires 12/21/2013

Total Purchased Options (cost $299)		215

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 3.7%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $846 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $867.	$846	$846
Total Repurchase Agreement (cost $846)

Total Investment Securities (cost $23,499)		23,561
Other Assets and Liabilities - Net		(562)

Net Assets		$22,999

NOTES TO THE SCHEDULE OF INVESTMENTS (all amounts in thousands):

¿	Amount is less than 1.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $23,518. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $200 and $157, respectively. Net unrealized appreciation for tax purposes is $43.

DEFINITION:

ETF	Exchange-Traded Fund

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$22,500	$—	$—	$22,500
Purchased Options	215	—	—	215
Repurchase Agreement	—	846	—	846
Total	$22,715	$846	$—	$23,561

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the period ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in

thousands)

Assets:
Investment securities, at value (cost: $22,653)	$22,715
Repurchase agreement, at value (cost: $846)	846
Receivables:
Shares sold	136
Dividends	13

	23,710

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	681
Shares redeemed	1
Management and advisory fees	9
Distribution and service fees	4
Transfer agent fees	–	(A)
Administration fees	1
Trustees fees	–	(A)
Audit and tax fees	14
Other	1

	711

Net assets	$22,999

Net assets consist of:
Capital stock ($.01 par value)	$23
Additional paid-in capital	22,669
Undistributed net investment income	162
Undistributed net realized gain from investment securities	83
Net unrealized appreciation on investment securities	62

Net assets	$22,999

Shares outstanding	2,267

Net asset value and offering price per share	$10.14

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the period ended December 31, 2012 (A)

(all amounts in thousands)

Investment income:
Dividend income	$227
Interest income	–	(B)

Total investment income	227

Expenses:
Management and advisory	39
Distribution and service	16
Printing and shareholder reports	4
Custody	9
Administration	2
Legal	1
Audit and tax	14
Trustees	–	(B)
Transfer agent	–	(B)
Other	–	(B)

Total expenses	85

Less waiver/reimbursement	(18)

Net expenses	67

Net investment income	160

Net realized gain (loss) from:
Investment securities	70
Distributions from investments in investment companies	13

	83

Net change in unrealized appreciation (depreciation) on:
Investment securities	62

Net realized and change in unrealized gain on investment securities	145

Net increase in net assets resulting from operations	$305

(A)	Commenced operations on May 1, 2012.
(B)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

December 31, 2012(A)
From operations:
Net investment income	$160
Net realized gain from investment securities and distributions from investments in investment companies	83
Net change in unrealized appreciation on investment securities	62

Net increase in net assets resulting from operations	305

Capital share transactions:
Proceeds from shares sold	25,048
Cost of shares redeemed	(2,354)

Net increase in net assets resulting from capital shares transactions	22,694

Net increase in net assets	22,999

Net assets:
Beginning of period	—

End of year	$22,999

Undistributed net investment income	$162

Share activity:
Shares issued	2,500
Shares redeemed	(233)

Net increase in shares outstanding	2,267

(A)	Commenced operations on May 1, 2012.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2012(A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(B),(C)	0.16
Net realized and unrealized loss	(0.02)

Total operations	0.14

Net asset value
End of year	$10.14

Total return(D)	1.40%	(E)

Net assets end of year (000’s)	$22,999
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	1.04%	(G)
Before reimbursement/fee waiver	1.31%	(G)
Net investment income to average net assets(C)	2.46%	(G)
Portfolio turnover rate(H)	54%	(E)

(A)	Commenced operations on May 1, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Legg Mason Dynamic Allocation - Growth VP (the “Portfolio”) commenced operations on May 1, 2012. The Portfolio is part of TST.

The Portfolio currently offers one class of shares; Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased Options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss.

The underlying face amounts of open option and swaption contracts at December 31, 2012 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.60%
Over $250 million up to $750 million	0.57%
Over $750 million up to $1 billion	0.54%
Over $1 billion up to $1.5 billion	0.53%
Over $1.5 billion	0.52%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.79% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the period ended December 31, 2012, the amount reimbursed/waived by TAM was $18.

The following amount was available for recapture by TAM as of December 31, 2012:

Amount Available	Year Reimbursed	Available Through
$18	2012	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% for Service Class.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$28,478
U.S. Government	–

Proceeds from maturities and sales of securities:
Long-term	5,914
U.S. Government	–

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of purchased option contracts held began in the second quarter at 4 contracts and increased to 9 contracts at year end. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Asset derivatives
Purchased options, at value *	$215

*	Included within Investment securities, at value.

Effect of Derivative Instruments in the Statement of Operations for the period ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Net Realized Gain (Loss) on derivatives recognized in income
Net realized gain (loss) on purchased options ^	$(13)
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options	(84)
Total	$(97)

^	Included within net realized gain (loss) on transactions from investment securities.
Included within net change in unrealized appreciation (depreciation) on Investment securities.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for open tax year 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(2)

Undistributed (accumulated) net investment income (loss)	2

Undistributed (accumulated) net realized gain (loss) from investment securities	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$ 193

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	128

Other Temporary Differences	(14)

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Legg Mason Dynamic Allocation - Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Legg Mason Dynamic Allocation - Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Legg Mason Dynamic Allocation - Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
410,207.0004	0.0000	21,921.4266

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
410,207.0004	0.0000	21,921.4266

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
410,207.0004	0.0000	21,921.4266

Proposal III.C — Concentration

Affirmative	Against	Abstain
410,207.0004	0.0000	21,921.4266

Proposal III.D — Diversification

Affirmative	Against	Abstain
410,207.0004	0.0000	21,921.4266

Transamerica Series Trust		Annual Report 2012

Transamerica Legg Mason Dynamic Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the period ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

(unaudited)

MARKET ENVIRONMENT

In the aftermath of a challenging 2011, equities rebounded impressively in 2012. Participation was widespread as U.S. equities, as represented by the Russell 3000® Index (“Russell 3000® “) gained 16.42% while foreign equities, as represented by the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) did even better, surging 17.90%. U.S. bonds Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) also put in a respectable showing, returning 4.22% for the year.

While global economic growth was nothing to write home about in 2012, risk assets responded most kindly to the increasingly friendly overtures of U.S. Federal Reserve (“Fed”) Chairman Ben Bernanke and European Central Bank (“ECB”) President Mario Draghi. In our view, it was Mario Draghi who proved to be the real game-changer in 2012.

Draghi’s pledge of unlimited conditional bond purchases put a floor under floundering Spanish and Italian sovereign debt securities and brought calm to the highly stressed European financial markets. This pledge alone was enough as Spanish and Italian bond yields plummeted and eurozone equities soared without a single bond being purchased via the new ECB program. This sharp recovery in eurozone stocks helped the MSCI-EAFE outperform U.S. equities in 2012; this hindered relative performance as the portfolio was modestly underweight foreign stocks throughout the period.

PERFORMANCE

For year ended December 31, 2012, Transamerica Madison Balanced Allocation VP, Service Class returned 8.41%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica Madison Balanced Allocation VP Blended Benchmark (“blended benchmark”) returned 4.22%, 16.42%, and 10.45%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 50%, the Russell 1000® Index 38%, the Morgan Stanley Capital International-Europe, Australasia, and Far East Index 10% and the Russell 2000® Index 2%.

STRATEGY REVIEW

During the latter half of 2012, we took advantage of some depressed relative valuations in foreign equities and modestly boosted allocations to foreign stocks. This turned out to be a timely addition as foreign equities, responding to Draghi’s backstop, rebounded strongly in 2012. Despite these incremental foreign equity purchases, we are, however, maintaining an overall U.S. centric posture. We have described our equity positioning for much of 2012 as “uncomfortably at neutral”. In other words, despite the world’s litany of challenging economic issues, we’ve kept our equity allocations at (volatility prescribed) benchmarks. Our resolute confidence in equities was boosted, in part, by the allure of U.S. blue chip stocks. These companies are typically the very names you want to own in times of heightened uncertainty; yet in our view, they are among the most attractively valued asset classes world-wide.

The 2012 portfolio returns were enhanced by our fixed income position in Transamerica Bond. On the equity side, MEMBER International Stock Fund was additive to returns.

Conversely, 2012 portfolio performance was hindered by our fixed income positions in Madison Mosaic Institutional Bond Fund and MEMBERS Bond Fund. Equity allocations were muted by our position in MEMBERS Equity Income Fund.

For the calendar year 2012, the portfolio lagged its blended benchmark by our underweight in equities due to elevated uncertainty.

We are monitoring a myriad of economic and financial metrics and are poised to reduce risk exposures should conditions warrant. We are particularly watching the credit cycle (yield spreads and default rates) for early cues on the overall health of the economy and markets. We believe our Transamerica Madison Balanced Allocation VP portfolio remains well-positioned for a growth-challenged global economy.

David Hottmann, CFA

Patrick Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	10 Years or Life of Class	Inception Date
Service Class	8.41%	3.25%	05/01/2011
Barclays U.S. Aggregate Bond *	4.22	6.17
Russell 3000® *	16.42	4.35
Transamerica Madison Balanced Allocation VP Blended Benchmark *	10.45	4.86

NOTES

* The Transamerica Madison Balanced Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) 50%, Russell 1000® Index 38%, Morgan Stanley Capital International-Europe, Australasia, Far East Index 10%, and Russell 2000® Index 2%. The Barclays U.S. Aggregate Bond, Russell 3000® Index (“Russell 3000®”), and the Transamerica Madison Balanced Allocation VP Blended Benchmark are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica Madison Balanced Allocation VP
Service Class	$1,000.00	$1,048.50	$3.09	$1,022.12	$3.05	0.60%

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	59.3%
Tactical and Specialty	19.4
U.S. Equity	16.6
Global/International Equity	4.4
Other Assets and Liabilities - Net	0.3

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

INVESTMENT COMPANIES - 99.7%
Capital Markets - 59.3%
Madison Mosaic Disciplined Equity Fund ¯	271,393	$3,631
Madison Mosaic Institutional Bond Fund ¯	309,461	3,469
MEMBERS Bond Fund ¯	403,940	4,271
MEMBERS Equity Income Fund ¯	121,044	1,169
MEMBERS International Stock Fund ¯	113,346	1,281
MEMBERS Large Capital Growth Fund ¯	74,195	1,292
MEMBERS Large Capital Value Fund ¯	154,687	2,133
Global/International Equity - 4.4%
Transamerica International Value Opportunities	143,049	1,287

	Shares	Value (000’s)

Tactical and Specialty - 19.4%
Transamerica Bond	527,726	$5,636
U.S. Equity - 16.6%
Transamerica JPMorgan Enhanced Index VP	314,592	4,231
Transamerica Systematic Small/Mid Cap Value VP	33,762	590

Total Investment Companies (cost $28,663)		28,990
Other Assets and Liabilities - Net		98

Net Assets		$29,088

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

The portfolio invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
¯	The investment issuer is affiliated with the sub-adviser of the portfolio.
Aggregate cost for federal income tax purposes is $28,831. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $369 and $210, respectively. Net unrealized appreciation for tax purposes is $159.

VALUATION SUMMARY (all amounts in thousands): '

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$28,990	$—	$—	$28,990

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies, at value (cost: $11,353)	$11,744
Investments in non-affiliated investment companies, at value (cost: $17,310)	17,246
Receivables:
Investment securities sold	254
Shares sold	5
Dividends	91

	29,340

Liabilities:
Due to custodian	74
Accounts payable and accrued liabilities:
Investment securities purchased	154
Management and advisory fees	2
Distribution and service fees	6
Transfer agent fees	–	(A)
Administration fees	1
Trustees fees	–	(A)
Audit and tax fees	14
Other	1

	252

Net assets	$29,088

Net assets consist of:
Capital stock ($.01 par value)	$28
Additional paid-in capital	27,702
Undistributed net investment income	482
Undistributed net realized gain from investments in investment companies	549
Net unrealized appreciation on investments in investment companies	327

Net assets	$29,088

Shares outstanding	2,784

Net asset value and offering price per share	$10.45

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$602
Interest income	–	(A)

Total investment income	602

Expenses:
Management and advisory	30
Distribution and service	50
Printing and shareholder reports	6
Custody	18
Administration	5
Legal	1
Audit and tax	14
Trustees	1
Transfer agent	–	(A)
Other	–	(A)

Total expenses	125

Less waiver/reimbursement	(5)

Net expenses	120

Net investment income	482

Net realized gain (loss) from:
Investment companies	342
Distributions from investments in investment companies	290

	632

Net change in unrealized appreciation (depreciation) on:
Investments in investment companies	361

Net realized and change in unrealized gain	993

Net increase in net assets resulting from operations	$1,475

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the year or period ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011(A)
From operations:
Net investment income	$482	$117
Net realized gain from investment companies and distributions from investments in investment companies	632	14
Net change in unrealized appreciation (depreciation) on investments in investment companies	361	(34)

Net increase in net assets resulting from operations	1,475	97

Distributions to shareholders:
From net investment income	(117)	—
From net realized gains	(97)	—

Total distributions to shareholders	(214)	—

Capital share transactions:
Proceeds from shares sold	16,999	10,959
Dividends and distributions reinvested	214	—
Cost of shares redeemed	(361)	(81)

Net increase in net assets resulting from capital shares transactions	16,852	10,878

Net increase in net assets	18,113	10,975

Net assets:
Beginning of year	10,975	—

End of year	$29,088	$10,975

Undistributed net investment income	$482	$117

Share activity:
Shares issued	1,672	1,136
Shares issued-reinvested from dividends and distributions	21	—
Shares redeemed	(36)	(9)

Net increase in shares outstanding	1,657	1,127

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Service Class
	Year Ended December 31, 2012	May 1 to Dec 31, 2011(A)
Net asset value
Beginning of year	$9.73	$10.00
Investment operations
Net investment income(B),(C)	0.25	0.28
Net realized and unrealized gain (loss)	0.57	(0.55)

Total operations	0.82	(0.27)

Distributions
From net investment income	(0.05)	—
From net realized gains	(0.05)	—

Total distributions	(0.10)	—

Net asset value
End of year	$10.45	$9.73

Total return(D)	8.41%	(2.70)%(E)

Net assets end of year (000’s)	$29,088	$10,975
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.60%	0.60%(G)
Before reimbursement/fee waiver	0.62%	1.28%(G)
Net investment income to average net assets(C)	2.41%	4.37%(G)
Portfolio turnover rate(H)	56%	21%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Balanced Allocation VP (the “Portfolio”) is part of TST.

The Portfolio currently offers one class of shares; Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other expenses on the Statement of Operations.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Securities for which market quotes are not readily available are valued at fair value as determined in good faith by TAM’s Valuation Committee and may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

The table below shows the Portfolio’s transactions in and earnings from investments in affiliates of TAM for the year ended December 31, 2012:

Beginning Balance at 12/31/2011	$2,720
Purchases, at cost	11,658
Proceeds from sales	(3,198)
Net realized gain (loss) from investments in affiliated investment companies	75
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	489
Ending Balance at 12/31/2012	$11,744

Percent of Net Assets	40.37%
Receivables: Investment securities sold	$82
Receivables: Dividends	—
Payables: Investment securities purchased	22
Dividend income from affiliated investment companies	380
Distributions from investments in affiliated investment companies	118
Net unrealized appreciation on investments in affiliated investment companies	391

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.15% of ANA

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.35% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount reimbursed/waived by TAM was $5.

The following amount was available for recapture by TAM as of December 31, 2012:

Amount Available	Year Reimbursed	Available Through
$18	2011	12/31/2013
5	2012	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% for Service Class:

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$28,773
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	11,274
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$134

Long-term Capital Gain	80

2011 Distributions paid from:

Ordinary Income	–

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$900

Undistributed Long-term Capital Gain	299

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	159

Other Temporary Differences	–

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Balanced Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Balanced Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Balanced Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
1,560,945.3610	185,324.9841	313,067.9139

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
1,560,945.3610	185,324.9841	313,067.9139

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
1,652,627.0729	211,428.4830	195,282.7031

Proposal III.C — Concentration

Affirmative	Against	Abstain
1,560,945.3610	185,324.9841	313,067.9139

Proposal III.D — Diversification

Affirmative	Against	Abstain
1,887,609.3513	0.0000	171,728.9077

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Balanced Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $80 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Conservative Allocation VP

(unaudited)

MARKET ENVIRONMENT

In the aftermath of a challenging 2011, equities rebounded impressively in 2012. Participation was widespread as U.S. equities, as represented by the Russell 3000® Index (“Russell 3000®”) gained 16.42% while foreign equities, as represented by the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) did even better, surging 17.90%. U.S. bonds Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) also put in a respectable showing, returning 4.22% for the year.

While global economic growth was nothing to write home about in 2012, risk assets responded most kindly to the increasingly friendly overtures of U.S. Federal Reserve (“Fed”) Chairman Ben Bernanke and European Central Bank (“ECB”) President Mario Draghi. In our view, it was Mario Draghi who proved to be the real game-changer in 2012.

Draghi’s pledge of unlimited conditional bond purchases put a floor under floundering Spanish and Italian sovereign debt securities and brought calm to the highly stressed European financial markets. This pledge alone was enough as Spanish and Italian bond yields plummeted and eurozone equities soared without a single bond being purchased via the new ECB program. This sharp recovery in eurozone stocks helped the MSCI-EAFE outperform U.S. equities in 2012; this hindered relative performance as the portfolio was modestly underweight foreign stocks throughout the period.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Madison Conservative Allocation VP, Service Class returned 6.43%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica Madison Conservative Allocation VP Blended Benchmark (“blended benchmark”) returned 4.22%, 16.42%, and 8.01%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond 70%, Russell 1000® Index 23%, Morgan Stanley Capital International-Europe, Australasia & Far East Index 6% and Russell 2000® Index 1%.

STRATEGY REVIEW

During the latter half of 2012, we took advantage of some depressed relative valuations in foreign equities and modestly boosted allocations to foreign stocks. This turned out to be a timely addition as foreign equities, responding to Draghi’s backstop, rebounded strongly in 2012. Despite these incremental foreign equity purchases, we are, however, maintaining an overall U.S. centric posture.

We have described our equity positioning for much of 2012 as “uncomfortably at neutral”. In other words, despite the world’s litany of challenging economic issues, we have kept our equity allocations at (volatility prescribed) benchmarks.

Our resolute confidence in equities was boosted, in part, by the allure of U.S. blue chip stocks. These companies are typically the very names you want to own in times of heightened uncertainty; yet in our view, they are among the most attractively valued asset classes world-wide.

2012 portfolio returns were enhanced by our fixed income positions in both Transamerica Bond and Transamerica PIMCO Total Return VP. On the equity side, MEMBER International Stock Fund was additive to returns.

Conversely, 2012 portfolio performance was hindered by our fixed income positions in Madison Mosaic Institutional Bond Fund and MEMBERS Bond Fund. Equity allocations were muted by our position in MEMBERS Equity Income Fund.

For the calendar year 2012, the portfolio lagged its blended benchmark because of our underweight in equities due to elevated uncertainty.

We are monitoring a myriad of economic and financial metrics and are poised to reduce risk exposures should conditions warrant. We are particularly watching the credit cycle (yield spreads and default rates) for early cues on the overall health of the economy and markets. We believe our Transamerica Madison Conservative Allocation VP portfolio remains well-positioned for a growth-challenged global economy.

David Hottmann, CFA

Patrick Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Conservative Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	10 Years or Life of Class	Inception Date
Service Class	6.43%	3.62%	05/01/2011
Barclays U.S. Aggregate Bond *	4.22%	6.17%
Russell 3000® *	16.42%	4.35%
Transamerica Madison Conservative Allocation VP Blended Benchmark *	8.01%	5.51%

NOTES

* The Transamerica Madison Conservative Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) 70%, Russell 1000® Index 23%, Morgan Stanley Capital International-Europe, Australasia & Far East Index 6% and Russell 2000® Index 1%. The Barclays U.S. Aggregate Bond, Russell 3000® Index (“Russell 3000®”), and the Transamerica Madison Conservative Allocation VP Blended Benchmark are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Conservative Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Portfolio Name	Account Value	Value	During Period(B)	Value	During Period(B)	Expense Ratio(C)

Transamerica Madison Conservative Allocation VP
Service Class	$1,000.00	$1,038.30	$3.07	$1,022.12	$3.05	0.60%

(A)	5% return per year before expenses.
(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).
(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	60.0%
Tactical and Specialty	19.4
Fixed Income	19.3
Inflation-Protected Securities	1.0
Repurchase Agreement	0.8
Other Assets and Liabilities - net	(0.5)
Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Conservative Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
INVESTMENT COMPANIES - 99.7%
Capital Markets - 60.0%
Madison Mosaic Disciplined Equity Fund ¯	340,755	$4,559
Madison Mosaic Institutional Bond Fund ¯	379,284	4,252
MEMBERS Bond Fund ¯	495,081	5,233
MEMBERS Equity Income Fund ¯	126,085	1,218
MEMBERS International Stock Fund ¯	170,493	1,927
MEMBERS Large Capital Growth Fund ¯	90,918	1,584
MEMBERS Large Capital Value Fund ¯	181,792	2,507
Fixed Income - 19.3%
Transamerica PIMCO Total Return VP	568,456	6,867
Inflation-Protected Securities - 1.0%
Transamerica PIMCO Real Return TIPS VP	31,772	353
Tactical and Specialty - 19.4%
Transamerica Bond	646,806	6,908

Total Investment Companies (cost $35,304)		35,408

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $293 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $301.	$293	$293
Total Repurchase Agreement (cost $293)

Total Investment Securities (cost $35,597)		35,701
Other Assets and Liabilities - Net		(170)

Net Assets		$35,531

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

The portfolio invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
¯	The investment issuer is affiliated with the sub-adviser of the portfolio.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $35,670. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $296 and $265, respectively. Net unrealized appreciation for tax purposes is $31.

VALUATION SUMMARY (all amounts in thousands): '

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$35,408	$—	$—	$35,408
Repurchase Agreement	—	293	—	293
Total	$35,408	$293	$—	$35,701

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Conservative Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies, at value (cost: $13,889)	$14,128
Investments in non-affiliated investment companies, at value (cost: $21,415)	21,280
Repurchase agreement, at value (cost: $293)	293
Receivables:
Investment securities sold	265
Shares sold	10
Dividends	107

	36,083

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	523
Shares redeemed	1
Management and advisory fees	3
Distribution and service fees	7
Transfer agent fees	–	(A)
Administration fees	1
Trustees fees	–	(A)
Audit and tax fees	14
Other	3

	552

Net assets	$35,531

Net assets consist of:
Capital stock ($.01 par value)	$34
Additional paid-in capital	34,381
Undistributed net investment income	624
Undistributed net realized gain from investments in investment companies	388
Net unrealized appreciation on investments in investment companies	104

Net assets	$35,531

Shares outstanding:	3,368

Net asset value and offering price per share:	$10.55

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$745
Interest income	–	(A)

Total investment income	745

Expenses:
Management and advisory	30
Distribution and service	50
Printing and shareholder reports	6
Custody	17
Administration	5
Legal	2
Audit and tax	14
Trustees	1
Transfer agent	–	(A)
Other	–	(A)

Total expenses	125

Less waiver/reimbursement	(4)

Net expenses	121

Net investment income	624

Net realized gain (loss) from:
Investment companies	169
Distributions from investments in investment companies	269

	438

Net change in unrealized appreciation (depreciation) on:
Investments in investment companies	143

Net realized and change in unrealized gain	581

Net increase in net assets resulting from operations	$1,205

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Conservative Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the year or period ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011(A)
From operations:
Net investment income	$624	$96
Net realized gain (loss) from investment companies and distributions from investments in investment companies	438	(8)
Net change in unrealized appreciation (depreciation) on investments in investment companies	143	(39)

Net increase in net assets resulting from operations	1,205	49

Distributions to shareholders:
From net investment income	(96)	—
From net realized gains	(42)	—

Total distributions to shareholders	(138)	—

Capital share transactions:
Proceeds from shares sold	26,848	8,756
Dividends and distributions reinvested	138	—
Cost of shares redeemed	(681)	(646)

Net increase in net assets resulting from capital shares transactions	26,305	8,110

Net increase in net assets	27,372	8,159

Net assets:
Beginning of year	8,159	—

End of year	$35,531	$8,159

Undistributed net investment income	$624	$96

Share activity:
Shares issued	2,603	883
Shares issued-reinvested from dividends and distributions	13	—
Shares redeemed	(66)	(65)

Net increase in shares outstanding	2,550	818

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Madison Conservative Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Service Class
	Year Ended December 31, 2012	May 1 to Dec 31, 2011(A)
Net asset value
Beginning of year	$9.97	$10.00
Investment operations
Net investment income(B),(C)	0.33	0.25
Net realized and unrealized gain (loss)	0.31	(0.28)

Total operations	0.64	(0.03)

Distributions
From net investment income	(0.04)	—
From net realized gains	(0.02)	—

Total distributions	(0.06)	—

Net asset value
End of year	$10.55	$9.97

Total return(D)	6.43%	(0.30)%(E)

Net assets end of year (000’s)	$35,531	$8,159
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.60%	0.60%(G)
Before reimbursement/fee waiver	0.62%	1.32%(G)
Net investment income to average net assets(C)	3.10%	3.79%(G)
Portfolio turnover rate(H)	50%	30%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Conservative Allocation VP (the “Portfolio”) is part of TST.

The Portfolio currently offers one class of shares; Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Securities for which market quotes are not readily available are valued at fair value as determined in good faith by TAM’s Valuation Committee and may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

The table below shows the Portfolio’s transactions in and earnings from investments in affiliates of TAM for the year ended December 31, 2012:

Beginning Balance at 12/31/2011	$2,156
Purchases, at cost	13,661
Proceeds from sales	(2,051)
Net realized gain (loss) from investments in affiliated investment companies	42
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	320
Ending Balance at 12/31/2012	$14,128

Percent of Net Assets	39.76%
Receivables: Investment securities sold	$—
Receivables: Dividends	—
Payables: Investment securities purchased	328
Dividend income from affiliated investment companies	432
Distributions from investments in affiliated investment companies	51
Net Unrealized Appreciation on investments in affiliated investment companies	239

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.15% of ANA

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.35% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount reimbursed/waived by TAM was $4.

The following amounts were available for recapture by TAM as of December 31, 2012:

Amount Available	Year Reimbursed	Available Through
$18	2011	12/31/2013
4	2012	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% for Service Class:

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$37,073
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	10,114
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$96

Long-term Capital Gain	42

2011 Distributions paid from:

Ordinary Income	–

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$758

Undistributed Long-term Capital Gain	327

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	31

Other Temporary Differences	–

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Conservative Allocation VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Conservative Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Conservative Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Conservative Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Conservative Allocation VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset

Management, Inc.

Affirmative	Against	Abstain
2,042,330.8729	0.0000	Abstain
		4,044.0631

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
2,042,330.8729	0.0000	4,044.0631

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Conservative Allocation VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
2,042,330.8729	0.0000	4,044.0631

Proposal III.C — Concentration

Affirmative	Against	Abstain
2,042,330.8729	0.0000	4,044.0631

Proposal III.D — Diversification

Affirmative	Against	Abstain
2,042,330.8729	0.0000	4,044.0631

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Conservative Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $42 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

(unaudited)

MARKET ENVIRONMENT

In the aftermath of a challenging 2011, equities rebounded impressively in 2012. Participation was widespread as U.S. equities, as represented by the Russell 3000® Index, gained 16.42% while foreign equities, as represented by the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) did even better, surging 17.90%. U.S. bonds, as represented by the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”), also put in a respectable showing, returning 4.22% for the year.

While global economic growth was muted in 2012, risk assets rallied on additional liquidity provided by global central banks. In our view, it was European Central Bank (“ECB”) President Mario Draghi who proved to be the real game-changer in 2012.

Draghi’s pledge of unlimited conditional bond purchases put a floor under floundering Spanish and Italian sovereign debt securities, and brought calm to the highly stressed European financial markets. This pledge alone was enough as Spanish and Italian bond yields plummeted and European equities soared without a single bond being purchased via the new ECB program. This sharp recovery in European stocks helped the MSCI-EAFE outperform the Russell 3000® in 2012.

PERFORMANCE

For year ended December 31, 2012, Transamerica Madison Diversified Income VP, Service Class returned 5.66%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond, the Russell 1000® Index, and the Transamerica Madison Diversified Income VP Blended Benchmark Index returned 4.22%, 16.42%, and 9.11%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 60%, and the Russell 1000® Index 40%

STRATEGY REVIEW

Within the equity portion of the portfolio, when compared to the Russell 1000® Index, sector allocation was positive due mainly to our underweight position in Information Technology, while stock selection was detractive with the largest impact from the Information Technology, Health Care, and Industrial sectors. Intel Corp. and Broadridge Financial Solutions hurt results in Information Technology, while Johnson & Johnson, Merck & Co., Inc. and Medtronic, Inc. negatively impact performance in Health Care. Within Industrials, Norfolk Southern and UPS lagged. On the positive side, Ensco, Diageo PLC and Time Warner, Inc. contributed nicely to stock selection. We sold Broadridge and Norfolk Southern due to worries about sub-par earnings growth related to a lack of pricing power. We sold Ensco PLC prior to year end. The other stocks mentioned have solid prospects and we continue to hold. We will look to add on weakness or fundamental improvement.

With respect to the fixed income portion of the portfolio, over the course of the year interest rates as represented by the ten year U.S. Treasury fluctuated in a range between 1.40% and 2.40%, but ended the year little changed. Factors affecting the market were changing perceptions of the level of economic growth, political issues such as the ‘fiscal cliff’, concerns regarding the viability of the European economies and the monetary union, and expectations regarding further monetary easing in the United States. Credit spreads declined by just over 1.00% during the course of the year lead by the banking sector which saw its spread collapse by over 2.00%. The low point in yields roughly coincided with a spike in spreads during the summer at the peak of concerns regarding Europe. ECB President Mario Draghi’s pledge to do ‘whatever it takes” in July followed by the ECB’s announcement of the “Outright Monetary Transactions” calmed the markets.

The fixed income portion of the portfolio was defensively postured during the course of the year. While we recognized the U.S. Federal Reserve was actively engaged in suppressing rates, we believe the risk versus reward tradeoff is significantly skewed. There is a limit to how far rates can fall and essentially no limit on how high they can eventually move. Our shorter duration will provide some capital protection. We were similarly defensively postured in credit (corporate bonds). While our nominal exposure to corporate bonds was market neutral, our spread duration was lower as was our exposure to lower-rated securities and to the banking sector. Finally, we were significantly underweight the mortgage sector.

John Brown, CFA

Dean “Jack” Call, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	10 Years or Life of Class	Inception Date
Service Class	5.66%	4.71%	05/01/2011
Barclays U.S. Aggregate Bond*	4.22%	6.17%
Russell 1000® *	16.42%	4.71%
Transamerica Madison Diversified Income VP Blended Benchmark*	9.11%	5.88%

NOTES

* The Transamerica Madison Diversified Income VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) 60%, Russell 1000® Index (“Russell 1000®”) 40%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 31, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica Madison Diversified Income VP
Service Class	$1,000.00	$1,021.60	$6.20	$1,019.00	$6.19	1.22%

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	39.0%
U.S. Government Obligations	38.4
Securities Lending Collateral	20.1
Corporate Debt Securities	15.5
U.S. Government Agency Obligations	4.5
Repurchase Agreement	3.1
Other Assets and Liabilities - Net	(20.6)
Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 38.4%
U.S. Treasury Bond
2.75%, 08/15/2042	$275	$266
4.38%, 05/15/2041	400	521
U.S. Treasury Note
0.75%, 03/31/2013	1,250	1,252
1.00%, 09/30/2016	2,000	2,038
1.38%, 01/15/2013 ^	1,350	1,351
1.38%, 12/31/2018	2,250	2,308
1.63%, 08/15/2022	600	596
2.00%, 11/15/2021	1,450	1,505
2.38%, 10/31/2014 - 06/30/2018	4,000	4,245
3.13%, 10/31/2016 - 05/15/2021	3,400	3,771

Total U.S. Government Obligations (cost $17,661)		17,853

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.5%
Fannie Mae
3.00%, 10/01/2042	249	261
3.50%, 08/01/2042	199	213
4.00%, 02/01/2041 - 04/01/2041	151	161
4.50%, 03/01/2039 - 03/01/2041	92	99
5.00%, 07/01/2035	30	32
Fannie Mae, TBA
3.00%	300	315
Freddie Mac
3.50%, 09/01/2042 - 09/01/2042	532	568
4.00%, 09/01/2040 - 10/01/2041	278	297
4.50%, 11/01/2039	29	31
Ginnie Mae
4.00%, 12/15/2039	40	44
4.50%, 08/15/2040	50	55

Total U.S. Government Agency Obligations (cost $2,052)		2,076

CORPORATE DEBT SECURITIES - 15.5%
Beverages - 0.7%
Coca-Cola Co.
5.35%, 11/15/2017	275	329
Commercial Banks - 0.5%
U.S. Bancorp
4.20%, 05/15/2014 ^	200	210
Consumer Finance - 1.1%
American Express Co.
4.88%, 07/15/2013	150	153
John Deere Capital Corp.
1.40%, 03/15/2017 ^	350	354
Diversified Financial Services - 0.5%
General Electric Capital Corp.
2.90%, 01/09/2017	225	238
Diversified Telecommunication Services - 0.7%
AT&T, Inc.
3.00%, 02/15/2022 ^	300	312
Electrical Equipment - 0.4%
Emerson Electric Co.
5.00%, 04/15/2019 ^	175	209
Food & Staples Retailing - 1.9%
Costco Wholesale Corp.
5.50%, 03/15/2017 ^	250	295
Walgreen Co.
5.25%, 01/15/2019 ^	125	147
Wal-Mart Stores, Inc.
3.25%, 10/25/2020	400	435

	Principal (000’s)	Value (000’s)
Industrial Conglomerates - 0.3%
3M Co.
4.38%, 08/15/2013	$125	$128
Internet Software & Services - 0.8%
eBay, Inc.
1.35%, 07/15/2017 ^	350	354
Media - 1.1%
Comcast Corp.
5.15%, 03/01/2020	325	385
Walt Disney Co.
4.50%, 12/15/2013 ^	100	104
Multiline Retail - 0.7%
Target Corp.
2.90%, 01/15/2022	300	318
Oil, Gas & Consumable Fuels - 3.0%
ConocoPhillips
5.75%, 02/01/2019	250	307
Devon Energy Corp.
6.30%, 01/15/2019 ^	300	372
Marathon Oil Corp.
6.00%, 10/01/2017	325	392
Valero Energy Corp.
6.13%, 06/15/2017	325	387
Pharmaceuticals - 0.7%
Eli Lilly & Co.
4.20%, 03/06/2014 ^	100	104
Pfizer, Inc.
5.35%, 03/15/2015 ^	200	221
Real Estate Investment Trusts - 0.6%
Simon Property Group, LP
3.38%, 03/15/2022 ^	275	290
Road & Rail - 0.7%
Norfolk Southern Corp.
3.25%, 12/01/2021	300	314
Semiconductors & Semiconductor Equipment - 0.9%
Intel Corp.
1.95%, 10/01/2016 ^	200	207
3.30%, 10/01/2021 ^	200	212
Software - 0.9%
Microsoft Corp.
3.00%, 10/01/2020	300	324
Oracle Corp.
4.95%, 04/15/2013	100	101

Total Corporate Debt Securities (cost $7,118)		7,202

	Shares	Value (000’s)
COMMON STOCKS - 39.0%
Aerospace & Defense - 1.9%
Boeing Co.	5,042	380
United Technologies Corp. ^	6,220	510
Air Freight & Logistics - 0.9%
United Parcel Service, Inc. - Class B	5,381	397
Beverages - 2.5%
Coca-Cola Co.	7,816	283
Diageo PLC ADR	2,270	265
PepsiCo, Inc.	9,017	617
Capital Markets - 2.0%
Bank of New York Mellon Corp.	9,173	236
BlackRock, Inc. - Class A ^	2,253	465
Northern Trust Corp. ^	4,918	247
Chemicals - 0.6%
Air Products & Chemicals, Inc.	3,446	290
Commercial Banks - 2.4%
M&T Bank Corp. ^	3,026	298
U.S. Bancorp ^	11,266	360

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)
Commercial Banks (continued)
Wells Fargo & Co.	14,037	$480
Commercial Services & Supplies - 0.4%
Waste Management, Inc. ^	6,049	204
Diversified Telecommunication Services - 0.9%
AT&T, Inc. ^	13,072	441
Electrical Equipment - 0.7%
Emerson Electric Co. ^	5,799	307
Food & Staples Retailing - 0.9%
Sysco Corp. ^	6,892	218
Wal-Mart Stores, Inc.	2,941	201
Food Products - 0.7%
Nestle SA ADR	4,964	324
Health Care Equipment & Supplies - 1.2%
Becton Dickinson and Co. ^	2,859	224
Medtronic, Inc.	8,051	330
Hotels, Restaurants & Leisure - 0.8%
McDonald’s Corp.	4,413	389
Household Products - 0.9%
Procter & Gamble Co.	6,220	422
Industrial Conglomerates - 1.3%
3M Co. ^	6,599	613
Insurance - 3.0%
Axis Capital Holdings, Ltd.	8,449	293
PartnerRe, Ltd. ^	4,246	342
Travelers Cos., Inc. ^	10,591	760
IT Services - 1.1%
Accenture PLC - Class A	3,585	238
Automatic Data Processing, Inc.	5,085	290
Media - 2.3%
Omnicom Group, Inc. ^	6,008	300
Time Warner, Inc.	10,931	523
Viacom, Inc. - Class B ^	4,665	246
Multiline Retail - 0.7%
Target Corp. ^	5,801	343
Oil, Gas & Consumable Fuels - 4.6%
Chevron Corp.	7,692	831
ConocoPhillips ^	12,186	707
Exxon Mobil Corp.	3,195	277
Occidental Petroleum Corp.	3,615	277

	Shares	Value (000’s)
Pharmaceuticals - 6.1%
Johnson & Johnson ^	12,187	$854
Merck & Co., Inc.	17,321	709
Novartis AG ADR ^	5,297	335
Pfizer, Inc.	36,153	907
Semiconductors & Semiconductor Equipment - 1.4%
Intel Corp.	9,502	196
Linear Technology Corp. ^	7,566	260
Microchip Technology, Inc. ^	6,305	205
Software - 1.2%
Microsoft Corp.	20,764	555
Tobacco - 0.5%
Philip Morris International, Inc.	2,602	218

Total Common Stocks (cost $17,177)		18,167

SECURITIES LENDING COLLATERAL - 20.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	9,345,419	9,345
Total Securities Lending Collateral (cost $9,345)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 3.1%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $1,445 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $1,477.	$1,445	1,445
Total Repurchase Agreement (cost $1,445)

Total Investment Securities (cost $54,798)		56,088
Other Assets and Liabilities - Net		(9,566)

Net Assets		$46,522

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $9,148.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $54,805. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,428 and $145, respectively. Net unrealized appreciation for tax purposes is $1,283.

DEFINITIONS:

ADR	American Depositary Receipt
TBA	To Be Announced

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$18,167	$—	$—	$18,167
Corporate Debt Securities	—	7,202	—	7,202
Repurchase Agreement	—	1,445	—	1,445
Securities Lending Collateral	9,345	—	—	9,345
U.S. Government Agency Obligations	—	2,076	—	2,076
U.S. Government Obligations	—	17,853	—	17,853
Total	$27,512	$28,576	$—	$56,088

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $53,353) (including securities loaned of $9,148)	$54,643
Repurchase agreement, at value (cost: $1,445)	1,445
Receivables:
Shares sold	11
Interest	133
Securities lending income (net)	2
Dividends	23
Dividend reclaims	1
Prepaid expenses	–	(A)

	56,258

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	314
Shares redeemed	1
Management and advisory fees	48
Distribution and service fees	10
Trustees fees	–	(A)
Transfer agent fees	–	(A)
Administration fees	1
Audit and tax fees	15
Other	2
Collateral for securities on loan	9,345

	9,736

Net assets	$46,522

Net assets consist of:
Capital stock ($.01 par value)	$43
Additional paid-in capital	44,902
Undistributed net investment income	246
Undistributed net realized gain from investment securities	41
Net unrealized appreciation (depreciation) on:
Investment securities	1,290

Net assets	$46,522

Shares outstanding:	4,310

Net asset value and offering price per share:	$10.79

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $1)	$357
Interest income	214
Securities lending income (net)	14

Total investment income	585

Expenses:
Management and advisory	210
Distribution and service	70
Printing and shareholder reports	4
Custody	25
Administration	7
Legal	2
Audit and tax	15
Trustees	1
Transfer agent	–	(A)
Other	–	(A)

Total expenses	334

Recaptured expenses	19

Net expenses	353

Net investment income	232

Net realized gain (loss) on transactions from:
Investment securities	56

Net change in unrealized appreciation (depreciation) on:
Investment securities	984

Net realized and change in unrealized gain	1,040

Net increase in net assets resulting from operations	$1,272

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the year and period ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011 (A)
From operations:
Net investment income	$232	$23
Net realized gain from investment securities	56	2
Net change in unrealized appreciation (depreciation) on investment securities	984	306

Net increase in net assets resulting from operations	1,272	331

Distributions to shareholders:
From net investment income	(25)	—
From net realized gains	(1)	—

Total distributions to shareholders	(26)	—

Capital share transactions:
Proceeds from shares sold	32,872	12,439
Dividends and distributions reinvested	26	—
Cost of shares redeemed	(181)	(211)

Net increase in net assets from capital shares transactions	32,717	12,228

Net increase in net assets	33,963	12,559

Net assets:
Beginning of year	12,559	—

End of year	$46,522	$12,559

Undistributed net investment income	$246	$25

Share activity:
Shares issued	3,096	1,250
Shares issued-reinvested from dividends and distributions	2	—
Shares redeemed	(17)	(21)

Net increase (decrease) in shares outstanding	3,081	1,229

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Service Class
	Year Ended December 31, 2012		May 1 to Dec 31, 2011(A)
Net asset value
Beginning of year	$10.22		$10.00
Investment operations
Net investment income(B)	0.09		0.05
Net realized and unrealized gain	0.49		0.17

Total operations	0.58		0.22

Distributions
From net investment income	(0.01)		–
From net realized gains	–	(C)	–

Total distributions	(0.01)		–

Net asset value
End of year	$10.79		$10.22

Total return(D)	5.66%		2.20%	(E)

Net assets end of year (000’s)	$46,522		$12,559
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	1.26%		1.35%	(F)
Before reimbursement/recapture	1.19%		1.93%	(F)
Net investment income to average net assets	0.83%		0.69%	(F)
Portfolio turnover rate	21%		16%	(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $(0.01).
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Portfolio”) is part of TST.

The Portfolio currently offers one class of shares; Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.75% of ANA

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

1.10% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount recaptured by TAM was $19. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% for Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$17,633
U.S. Government	16,788

Proceeds from maturities and sales of securities:
Long-term	3,280
U.S. Government	2,378

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	14

Undistributed (accumulated) net realized gain (loss) from investment securities	(14)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$26

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	–

Long-term Capital Gain	–

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$269

Undistributed Long-term Capital Gain	25

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	1,283

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Diversified Income VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Diversified Income VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Diversified Income VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
2,594,534.8091	0.0000	149,203.7009

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
2,615,015.3102	0.0000	128,723.1998

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
2,555,867.0793	0.0000	187,871.4307

Proposal III.C — Concentration

Affirmative	Against	Abstain
2,594,534.8091	20,480.5011	128,723.1998

Proposal III.D — Diversification

Affirmative	Against	Abstain
2,615,015.3102	0.0000	128,723.1998

Transamerica Series Trust		Annual Report 2012

Transamerica Madison Diversified Income VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

(unaudited)

MARKET ENVIRONMENT

Political drama prevailed in the fourth quarter. Though Congress was able to craft a deal to avert many components of the fiscal cliff, upcoming battles over the debt ceiling and spending cuts may provide additional Washington theatrics as soon as February, 2013. These worries and sluggish growth in the global economy negatively impacted the equity markets. Risk premiums in asset markets remained elevated.

As a result, the Standard and Poor’s 500® Index (“S&P 500”) declined by (0.38)% during the 4th quarter of 2012, while the Barclays US Aggregate Bond Index gained 0.21%

Despite this turmoil, market volatility was muted, as investors in the options markets were quite complacent. During the quarter, the market environment exhibited unusual patterns, in that the S&P 500 was positively correlated with volatility for an extended period of time. Under normal circumstances the two are typically negatively correlated.

Also, contrary to what one would expect in such a sluggish environment, government securities (the portfolio holds Treasuries and Agencies) did not perform well. During the fourth quarter, corporate bonds outperformed government bonds.

PERFORMANCE

For the period from inception September 17, 2012 through December 31, 2012, Transamerica Market Participation Strategy VP, Service Class returned (0.60)%. By comparison, its primary and secondary benchmarks, the S&P 500, Barclays U.S. Government 5-10 Year Index, and Transamerica Market Participation Strategy VP Blended Benchmark returned (1.72)%, 1.12%, and (0.50)%,, respectively.

STRATEGY REVIEW

The objective of the portfolio is to provide upside participation when the stock market advances and to seek to reduce downside risk when the market declines. The portfolio consists primarily of bonds (which seek to reduce downside risk) and long dated S&P 500 FLEX equity call options (which seek to provide participation during periods of market appreciation).

The portfolio targets an equity exposure of 50%. The portfolio invested primarily in a) Intermediate Term US Treasuries (~40%), b) U.S. Agency Bonds (~40%), c) long dated FLEX Options on the S&P 500 (~14%), and d) S&P 500 Futures (~5%) over the course of this quarter to help meet strategy objectives. Performance is driven by the performance of these four assets.

In the sluggish environment detailed above, we targeted a moderately conservative equity exposure of 50%, while managing cash flows as the account grew six-fold over the course of the quarter. Even though performance was impacted this quarter by cash flows and transactions costs, we are comfortable with the positioning of the portfolio given the size of the account as of quarter-end.

In the fourth quarter, the bonds in the portfolio modestly underperformed vis-a-vis the Barclays US Aggregate Bond Index returns, due to the fact that the account holds only intermediate-term Agency and Treasuries, rather than the combination of Treasuries, Corporates, and Mortgage Backed Securities in the Barclays US Aggregate Bond Index. Since the portfolio can only own Treasuries and Agencies, the portfolio’s bond holdings will underperform in periods where corporate and other risky bonds perform better than Treasuries and Agencies - and this quarter was one of those times.

In terms of equity-related performance, the SPX futures and long dated options in the portfolio also detracted modestly from performance this quarter, primarily due to the unusual patterns of the market environment mentioned earlier. It is atypical for the S&P 500 to be positively correlated with volatility for an extended period of time; under normal circumstances, the two are typically negatively correlated.

As already stated, bonds had the most positive impact on absolute performance, while options were the biggest detractor from value added.

Devang Gambhirwala

Ted Lockwood

Marcus M. Perl

Co-Portfolio Managers

Quantitative Management Associates LLC

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	10 Years or Life of Class	Inception Date
Service Class	(0.60)%	09/17/2012
S&P 500 *	(1.72)%
Barclays U.S. Government 5-10 Year *	1.12%
Transamerica Market Participation Strategy VP Blended *	(0.50)%

NOTES

* The Transamerica Market Participation Strategy VP Blended Benchmark (“Transamerica Market Participation Strategy VP Blended”) is composed of the following benchmarks: The Standard & Poor’s 500® Index (“S&P 500”) 50% and Barclays U.S. Aggregate Bond Index 50%. The S&P 500, Barclays U.S. Government 5-10 Year Index (“Barclays U.S. Government 5-10 Year”), and Transamerica Market Participation Strategy VP Blended, are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolio invests its assets in various underlying futures and call options. The ability to achieve its investment objective depends largely on the performance of the underlying futures and call options in which it invests. There can be no assurance that the investment objectives of any underlying futures and call options will be achieved. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The actual expenses example is based on an investment of $1,000 invested at September 17, 2012 and held for the entire period until December 31, 2012.

The hypothetical expenses example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Portfolio Name	Account Value	Value	During Period(B)	Value	During Period(C)	Expense Ratio

Transamerica Market Participation Strategy VP
Service Class	$1,000.00	$994.00	$3.06	$1,019.76	$5.43	1.07%

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (105 days), and divided by the number of days in the year (366 days).

(C)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

U.S. Government Agency Obligations	38.8%
U.S. Government Obligation	37.8
Purchased Option	13.3
Securities Lending Collateral	13.2
Repurchase Agreement	8.5

Asset Type (continued)	% of Net Assets

Short-Term U.S. Government Obligation	0.5%
Other Assets and Liabilities - Net(A)	(12.1)

Total	100.0%

(A)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Foreign Currency contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, and Cash Collateral.

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)

U.S. GOVERNMENT OBLIGATION - 37.8%
U.S. Treasury STRIPS ▲
0.79%, 11/15/2017	$7,560	$7,291
Total U.S. Government Obligation (cost $7,295)

U.S. GOVERNMENT AGENCY OBLIGATIONS - 38.8%
Fannie Mae
0.88%, 08/28/2017 ^	1,825	1,830
Federal Farm Credit Banks
4.88%, 01/17/2017	1,625	1,903
Freddie Mac
1.00%, 06/21/2017 ^	1,850	1,871
1.00%, 09/29/2017	1,855	1,874

Total U.S. Government Agency Obligations (cost $7,480)		7,478

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.5%
U.S. Treasury Bill
0.07%, 03/21/2013 ▲ g	90	90
Total Short-Term U.S. Government Obligation (cost $90)

	Notional Amount (000’s)	Value (000’s)

PURCHASED OPTION - 13.3%
Call Option - 13.3%
S&P 500 Index - Flex Index Value 1,460.00 Expires 09/16/2017	13	2,572
Total Purchased Option (cost $2,418)

	Shares	Value (000’s)

SECURITIES LENDING COLLATERAL - 13.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	2,538,003	$2,538
Total Securities Lending Collateral (cost $2,538)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 8.5%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $1,630 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 10/20/2027, and with a value of $1,664.	$1,630	1,630
Total Repurchase Agreement (cost $1,630)

Total Investment Securities (cost $21,451)		21,599
Other Assets and Liabilities - Net		(2,331)

Net Assets		$19,268

FUTURES CONTRACTS:
Description	Type	Contracts	Expiration Date	Unrealized Appreciation (000’s)
S&P 500 E-Mini Index	Long	21	03/15/2013	$9

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/31/2012.
^	All or a portion of this security is on loan. The value of all securities on loan is $2,487.
g	This security, in the amount of $90, has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
Aggregate cost for federal income tax purposes is $21,451. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $158 and $10, respectively. Net unrealized appreciation for tax purposes is $148.

DEFINITION:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Purchased Option	2,572	$—	$—	$2,572
Repurchase Agreement	—	1,630	—	1,630
Securities Lending Collateral	2,538	—	—	2,538
Short-Term U.S. Government Obligation	—	90	—	90
U.S. Government Agency Obligations	—	7,478	—	7,478
U.S. Government Obligation	—	7,291	—	7,291
Total	$5,110	$16,489	$—	$21,599

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Futures Contracts - Appreciation	$9	$—	$—	$9

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $19,821) (including securities loaned of $2,487)	$19,969
Repurchase agreement, at value (cost: $1,630)	1,630
Receivables:
Shares sold	147
Interest	47
Securities lending income (net)	–	(A)
Variation margin	38

	21,831

Liabilities:
Accounts payable and accrued liabilities:
Management and advisory fees	4
Distribution and service fees	4
Transfer agent fees	–	(A)
Administration fees	–	(A)
Trustees fees	1
Audit and tax fees	14
Printing and shareholder reports fees	–	(A)
Other	2
Collateral for securities on loan	2,538

	2,563

Net assets	$19,268

Net assets consist of:
Capital stock ($.01 par value)	$19
Additional paid-in capital	19,093
Undistributed net investment income	–
Accumulated net realized loss from investment securities	(1)
Net unrealized appreciation (depreciation) on:
Investment securities	148
Futures contracts	9

Net assets	$19,268

Shares outstanding	1,939

Net asset value and offering price per share	$9.94

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the period ended December 31, 2012 (A)

(all amounts in thousands)

Investment income:
Interest income	$14

Total investment income	14

Expenses:
Management and advisory	16
Distribution and service	6
Printing and shareholder reports	2
Custody	6
Administration	1
Legal	–	(B)
Audit and tax	14
Trustees	1
Transfer agent	–	(B)
Other	–	(B)

Total expenses	46

Less waiver/reimbursement	(20)

Net expenses	26

Net investment loss	(12)

Net realized gain (loss) from:
Futures contracts	3

Net change in unrealized appreciation (depreciation) on:
Investments securities	148
Futures contracts	9

Net change in unrealized appreciation (depreciation)	157

Net realized and change in unrealized gain	160

Net increase in net assets resulting from operations	$148

(A)	Commenced operations on September 17, 2012.
(B)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

(all amounts in thousands)

December 31, 2012(A)
From operations:
Net investment loss	$(12)
Net realized gain from futures contracts	3
Net change in unrealized appreciation on investment securities and futures contracts	157

Net increase in net assets resulting from operations	148

Capital share transactions:
Proceeds from shares sold	19,301
Cost of shares redeemed	(181)

Net increase in net assets resulting from capital shares transactions	19,120

Net increase in net assets	19,268

Net assets:
Beginning of period	–

End of period	$19,268

Undistributed net investment income	$–

Share activity:
Shares issued	1,957
Shares redeemed	(18)

Net increase in shares outstanding	1,939

(A)	Commenced operations on September 17, 2012.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Service Class Sep 17 to Dec 31, 2012(A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(B)	(0.01)
Net realized and unrealized loss	(0.05)

Total operations	(0.06)

Net asset value
End of period	$9.94

Total return(C)	(0.60)%	(D)

Net assets end of year (000's)	$19,268
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%	(E)
Before reimbursement/fee waiver	1.88%	(E)
Net investment loss to average net assets	(0.49)%	(E)
Portfolio turnover rate	–%

(A)	Commenced operations on September 17, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Market Participation Strategy VP (the “Portfolio”) commenced operations on September 17, 2012. The Portfolio is part of TST.

The Portfolio currently offers one class of shares; Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased Options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, futures, swaption, or currency transaction to determine the realized gain or loss.

The underlying face amounts of open option contracts at December 31, 2012 are listed in the Schedule of Investments.

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Futures contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2012 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Cash overdraft: Throughout the period, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other expenses on the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security's value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM's Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

At the commencement of operations, TAM invested in the Portfolio. As of December 31, 2012, TAM had remaining investments in the Portfolio as follows:

	Market Value	% of Portfolio’s Net Assets
Service Class	$1,988	10.32%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.65%
Over $500 million up to $1 billion	0.62%
Over $1 billion up to $1.5 billion	0.59%
Over $1.5 billion	0.57%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio's total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.82% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the period ended December 31, 2012, the amount reimbursed/waived by TAM was $20.

The following amount was available for recapture by TAM as of December 31, 2012:

Amount Available	Year Reimbursed	Available Through
$20	2012	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio's distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% for Service Class.

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$2,418
U.S. Government	14,778

Proceeds from maturities and sales of securities:
Long-term	–
U.S. Government	–

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The Portfolio began to deal in purchased options and futures contracts in the fourth quarter, ending the year at one contract each. The tables below highlight the types of risks associated with the Portfolio and how the aforementioned derivative instruments are used to mitigate the risks:

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Asset derivatives
Purchased options, at value*	$2,572
Unrealized appreciation on futures contracts**	9
Total	$2,581

*	Included within Investment securities, at value
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the period ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Net Realized Gain (Loss) on Derivatives recognized in income
Net realized gain on futures contracts	$3
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options	154
Net change in unrealized appreciation on futures contracts	9
Total	$166

   Included within net change in unrealized appreciation (depreciation) on Investment securities.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax year 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(8)

Undistributed (accumulated) net investment income (loss)	12

Undistributed (accumulated) net realized gain (loss) from investment securities	(4)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$ –

Undistributed Long-term Capital Gain	8

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	148

Other Temporary Differences	–

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Market Participation Strategy VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Market Participation Strategy VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statements of operations and changes in net assets, and the financial highlights for the period from September 17, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Market Participation Strategy VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period from September 17, 2012 to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

TRANSAMERICA MARKET PARTICIPATION STRATEGY VP

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on January 26, 2012, the Board reviewed and considered the approval of a proposed mandate to establish Transamerica Market Participation Strategy VP as a new series of Transamerica Series Trust (the “Trust”). The Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Market Participation Strategy VP (the “New Series”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the New Series between TAM and Quantitative Management Associates, LLC (“QMA”), to determine whether the agreements should be approved for an initial two-year period.

Following their review and consideration, the Board determined that the proposed Investment Advisory Agreement and the proposed Sub-Advisory Agreement will enable shareholders of the New Series to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and Sub-Advisory Agreement.

In reaching their decision, the Board requested and obtained from TAM and QMA such information as they deemed reasonably necessary to evaluate the proposed agreements. In considering the proposed approval of Investment Advisory Agreement and Sub-Advisory Agreement, the Board evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. The Board based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions and each member of the Board may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

The Board considered the nature, extent and quality of the services expected to be provided by TAM and QMA. The Board considered the services to be provided by TAM for the portion of the management fee it will retain after payment of QMA’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the New Series as well as “manager of managers” services TAM will provide in the form of selection and oversight of QMA. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and QMA, TAM’s management oversight process and the professional qualifications of QMA’s portfolio management team. The Board Members determined that TAM and QMA are able to provide investment and related services that are appropriate in scope and extent in light of the New Series’ operations, the competitive landscape of the investment company business and investor needs.

Investment Performance of the New Series

The New Series is not yet in existence and therefore has no historical performance for the Board to review. However, the Board Members were provided with model performance data for the New Series based on backtesting against the median of the eVestment Global Balanced peer group, as well as the proposed primary benchmark, a secondary benchmark and a composite benchmark, for the period October 1, 2001 through September 30, 2011 (annualized). It was noted that the model performance data showed favorable risk-adjusted performance for the New Series relative to its primary and composite benchmarks and peer group over a trailing one-, three-, five- and ten-year period. On the basis of the Board Members’ assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and QMA, the Board Members concluded that TAM and QMA are capable of generating a level of investment performance that is appropriate in light of the New Series’ proposed investment objectives, policies and strategies.

Cost of Services Provided and the Level of Profitability

The New Series is not yet in existence and therefore no actual revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services as well as the costs of providing administration and other services to the New Series by TAM and its affiliates. The Board Members also reviewed information comparing the fees and expenses of the New Series to those of funds in its Lipper category, noting that the proposed advisory fee for the New Series was slightly above the Lipper category median at initial asset levels, but that the estimated total expenses of the New Series were lower than the Lipper category median. The Board Members noted the anticipated profitability of the relationship between the New Series, TAM and its affiliates, and QMA, and determined that the management and sub-advisory fees to be received by TAM and QMA under the agreements are consistent with TAM’s fiduciary duty under applicable law.

Economies of Scale

In evaluating the extent to which the fees payable under the new investment advisory and sub-advisory agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s and QMA’s pricing schedules and the proposed advisory fee and sub-advisory fee breakpoints, as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the New Series. The Board concluded that the proposed fees and breakpoints may benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the New Series. The Board Members also noted that, in the future, they would have the opportunity to periodically reexamine whether the New Series has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to QMA.

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (continued)

Benefits to TAM, its Affiliates, or QMA from their Relationship with the New Series

The Board noted that TAM believes that other benefits anticipated to be derived by TAM, its affiliates, and QMA from their relationships with the New Series are expected to be consistent with industry practice. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with the New Series, and that QMA may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board Members also noted that Transamerica Capital Management, an affiliate of TAM, would derive a benefit from the New Series’ operation in accordance with the proposed investment strategies given that it would be required to hedge less risk outside of the New Series in connection with guarantees that the Transamerica insurance companies offer within variable annuities. The Board Members also noted, however, that the New Series’ strategies would at the same time provide a benefit to investors by allowing them to benefit from the equity markets’ upswings while providing downside protection.

Other Considerations

The Board considered the investment objective of the New Series and its investment strategies and noted that TAM believes that the New Series would enhance the investment options for affiliated insurance companies’ variable annuity products. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the New Series in a professional manner that is consistent with the best interests of the New Series and its shareholders. In this regard, the Board Members favorably considered TAM’s procedures and policies to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of QMA. The Board Members also noted that TAM has made a significant entrepreneurial commitment to the management and success of the New Series, reflected by TAM’s expense limitation arrangement with the New Series that may result in TAM waiving fees for the benefit of shareholders.

Transamerica Series Trust		Annual Report 2012

Transamerica Market Participation Strategy VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

(unaudited)

MARKET ENVIRONMENT

In the aftermath of additional liquidity measures undertaken by the Federal Reserve Bank (“Fed”) in the form of “Operation Twist”, the European Central Bank (“ECB”) in the form of Long Term Refinancing Operations, and a commensurate improvement in macroeconomic conditions, the beginning of the period was characterized by a risk-on sentiment. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period; however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone's capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by the Fed (“QE3”) and the ECB (rate cut and a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

PERFORMANCE

For the twelve months ended December 31, 2012, Transamerica MFS International Equity VP provided a total return of 22.16%. This compares with a return of 17.90% for the portfolio’s benchmark, the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”).

STRATEGY REVIEW

Stock selection in the consumer staples sector was a primary driver of performance relative to the MSCI-EAFE. A key factor for positive relative results within this sector was the portfolio’s holdings of Dutch brewer Heineken N.V. (Netherlands) and skin and beauty care products maker Beiersdorf AG (Germany), both of which outperformed the benchmark during the period.

Stock selection in the health care sector was another positive factor for relative performance. The portfolio’s ownership in shares of strong-performing healthcare products maker Bayer AG (Germany) benefited relative results.

Stock selection in the basic materials sector also boosted relative returns. However, there were no individual stocks within this sector that were among the portfolio's top relative contributors.

Stock selection in the special products & services sector also bolstered relative performance. Holdings of travel IT solutions provider Amadeus IT Holding SA (Spain) helped relative returns as the stock posted strong performance for the reporting period.

Elsewhere, the portfolio’s holdings of banking firm ICICI Bank, Ltd. (India), French electrical distribution equipment manufacturer Schneider Electric SA, financial services firm HSBC Holdings PLC (United Kingdom), business software developer SAP AG (Germany), advertising and marketing firm WPP PLC (Switzerland), and South Korean microchip and electronics manufacturer Samsung Electronics Co., Ltd. boosted relative results as all six stocks outperformed the benchmark.

During the reporting period, the portfolio’s currency exposure contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Stock selection in the financial services sector detracted from relative performance. The portfolio’s holdings of wealth management firm Julius Baer Group, Ltd. (Switzerland) and Australian insurance Company QBE Insurance Group, Ltd. were among the portfolio’s top relative detractors.

Elsewhere, holdings of weak-performing oil and gas exploration company INPEX Corp.(Japan), telecommunications service provider China Unicom, Ltd. (Hong Kong), printers and computer peripherals maker Canon, Inc. (Japan), Brazilian telecommunication services firm TIM Participacoes SA, imaging, healthcare, and medical products manufacturer Hoya Corp.(Japan), Israeli-headquartered security software provider Check Point Software Technologies, Ltd. (United States), export trading company Li & Fung, Ltd. (Hong Kong), and supermarkets and convenient stores operator Tesco PLC (United Kingdom) held back relative performance.

Daniel Ling

Marcus L. Smith

Co-Portfolio Managers

MFS® Investment Management

Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	22.16%	0.83%	8.51%	01/02/1997
MSCI-EAFE*	17.90%	(3.21)%	8.70%
Service Class	21.87%	0.57%	8.71%	05/01/2003

NOTES

* The Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica MFS International Equity VP
Initial Class	$1,000.00	$1,153.00	$5.84	$1,019.71	$5.48	1.08%
Service Class	1,000.00	1,151.20	7.19	1,018.45	6.75	1.33

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Common Stocks	98.6%
Securities Lending Collateral	5.5
Repurchase Agreement	1.1
Other Assets and Liabilities - Net	(5.2)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

COMMON STOCKS - 98.6%
Australia - 1.5%
QBE Insurance Group, Ltd.	223,744	$2,564
Westpac Banking Corp.	35,670	977
Brazil - 1.6%
BM&FBOVESPA SA	181,900	1,244
Itau Unibanco Holding SA ADR	105,300	1,733
Tim Participacoes SA ADR	25,080	497
Canada - 2.3%
Canadian National Railway Co.	55,080	5,013
Czech Republic - 0.7%
Komercni Banka AS	7,699	1,628
France - 12.1%
Air Liquide SA	36,337	4,591
Danone SA	67,571	4,451
Dassault Systemes SA	11,509	1,287
Legrand SA	62,084	2,635
LVMH Moet Hennessy Louis Vuitton SA	25,699	4,743
Pernod-Ricard SA	37,988	4,407
Schneider Electric SA	62,894	4,606
Germany - 11.4%
Bayer AG	76,810	7,326
Beiersdorf AG	52,953	4,336
Deutsche Boerse AG	9,621	590
Linde AG	33,136	5,796
Merck KGaA	23,728	3,127
SAP AG	52,980	4,260
Hong Kong - 4.0%
AIA Group, Ltd.	619,400	2,457
China Unicom, Ltd. ^	1,196,000	1,942
CNOOC, Ltd.	374,000	824
Li & Fung, Ltd. ^	1,950,000	3,529
India - 1.4%
ICICI Bank, Ltd. ADR	72,620	3,167
Japan - 13.7%
Canon, Inc. ^	83,000	3,217
Denso Corp.	130,500	4,545
FANUC Corp.	17,700	3,293
Honda Motor Co., Ltd.	131,900	4,885
Hoya Corp.	124,300	2,449
INPEX Corp.	602	3,220
Lawson, Inc. ^	43,500	2,951
NTT DOCOMO, Inc.	895	1,290
Shin-Etsu Chemical Co., Ltd.	78,600	4,797
Korea, Republic of - 0.9%
Samsung Electronics Co., Ltd.	1,460	2,098
Mexico - 0.3%
Grupo Financiero Santander Mexico SAB de CV ADR ‡	46,670	755
Netherlands - 7.8%
Akzo Nobel NV	59,745	3,955
Heineken NV	84,285	5,651
ING Groep NV ‡	415,336	3,945
Randstad Holding NV	105,826	3,928
Singapore - 1.6%
DBS Group Holdings, Ltd.	224,000	2,750
Singapore Telecommunications, Ltd.	343,700	935
South Africa - 0.2%
MTN Group, Ltd.	22,418	472
Spain - 2.8%
Amadeus IT Holding SA - Class A	125,643	3,175
Banco Santander SA	263,371	2,140
Red Electrica Corp. SA ^	19,334	955

	Shares	Value (000’s)

Sweden - 1.0%
Hennes & Mauritz AB - Class B	61,890	2,145
Switzerland - 12.0%
Givaudan SA ‡	432	457
Julius Baer Group, Ltd. ‡	93,804	3,340
Keuhne & Nagel International AG	9,240	1,114
Nestle SA	112,509	7,341
Roche Holding AG	17,169	$3,471
Sonova Holding AG ‡	11,882	1,317
Swiss Re AG ‡	26,393	1,913
UBS AG ‡	209,438	3,277
WPP PLC	281,959	4,119
Taiwan - 2.4%
Hon Hai Precision Industry Co., Ltd.	667,390	2,066
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	189,077	3,244
United Kingdom - 18.6%
Barclays PLC	401,728	1,745
BG Group PLC	97,324	1,623
Compass Group PLC	395,860	4,699
Diageo PLC	139,043	4,050
Hays PLC	673,747	916
HSBC Holdings PLC	729,903	7,735
Reckitt Benckiser Group PLC	61,161	3,882
Rio Tinto PLC	75,760	4,419
Royal Dutch Shell PLC - Class A	111,159	3,858
Smiths Group PLC	127,722	2,502
Standard Chartered PLC	218,897	5,665
United States - 2.3%
Check Point Software Technologies, Ltd. ‡^	36,740	1,750
Delphi Automotive PLC ‡^	64,090	2,451
Valeant Pharmaceuticals International, Inc. ‡	14,930	892

Total Common Stocks (cost $188,959)		219,127

SECURITIES LENDING COLLATERAL - 5.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	12,258,654	12,259
Total Securities Lending Collateral (cost $12,259)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $2,492 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $2,544.	$2,492	2,492
Total Repurchase Agreement (cost $2,492)

Total Investment Securities (cost $203,710)		233,878
Other Assets and Liabilities - Net		(11,582)

Net Assets		$222,296

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value (000’s)
Commercial Banks	13.5%	$31,573
Chemicals	8.4	19,596
Pharmaceuticals	6.3	14,816
Beverages	6.0	14,108
Food Products	5.0	11,791
Oil, Gas & Consumable Fuels	4.1	9,525
Software	3.1	7,297
Electrical Equipment	3.1	7,241
Auto Components	3.0	6,996
Insurance	3.0	6,934
Diversified Financial Services	2.5	5,779
Semiconductors & Semiconductor Equipment	2.3	5,342
Road & Rail	2.1	5,013
Automobiles	2.1	4,885
Professional Services	2.1	4,844
Textiles, Apparel & Luxury Goods	2.0	4,743
Hotels, Restaurants & Leisure	2.0	4,699
Electronic Equipment & Instruments	1.9	4,515
Metals & Mining	1.9	4,419
Personal Products	1.8	4,336
Media	1.8	4,119
Household Products	1.7	3,882
Distributors	1.5	3,529
Capital Markets	1.4	3,340
Machinery	1.4	3,293
Office Electronics	1.4	3,217
IT Services	1.3	3,175
Food & Staples Retailing	1.3	2,951
Diversified Telecommunication Services	1.2	2,877
Industrial Conglomerates	1.1	2,502
Wireless Telecommunication Services	1.0	2,259
Specialty Retail	0.9	2,145
Health Care Equipment & Supplies	0.6	1,317
Marine	0.5	1,114
Electric Utilities	0.4	955

Investment Securities, at Value	93.7	219,127
Short-Term Investments	6.3	14,751

Total Investments	100.0%	$233,878

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $11,699.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $207,437. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $32,370 and $5,929, respectively. Net unrealized appreciation for tax purposes is $26,441.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$20,746	$198,381	$—	$219,127
Repurchase Agreement	—	2,492	—	2,492
Securities Lending Collateral	12,259	—	—	12,259
Total	$33,005	$200,873	$—	$233,878

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $201,218) (including securities loaned of $11,699)	$231,386
Repurchase agreement, at value (cost: $2,492)	2,492
Cash	17
Foreign currency, at value (cost: $103)	103
Receivables:
Investment securities sold	352
Shares sold	191
Securities lending income (net)	4
Dividends	124
Dividend reclaims	577
Prepaid expenses	1

	235,247

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	217
Shares redeemed	200
Management and advisory fees	166
Distribution and service fees	8
Trustees fees	–	(A)
Transfer agent fees	–	(A)
Administration fees	5
Printing and shareholder reports fees	64
Audit and tax fees	14
Other	18
Collateral for securities on loan	12,259

	12,951

Net assets	$222,296

Net assets consist of:
Capital stock ($.01 par value)	$298

Additional paid-in capital	217,503

Undistributed net investment income	3,130

Accumulated net realized loss from investment securities and foreign currency transactions	(28,866)

Net unrealized appreciation (depreciation) on:
Investment securities	30,168
Translation of assets and liabilities denominated in foreign currencies	63

Net assets	$222,296

Net assets by class:
Initial Class	$185,299
Service Class	36,997
Shares outstanding:
Initial Class	24,811
Service Class	5,022
Net asset value and offering price per share:
Initial Class	$7.47
Service Class	7.37

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $478)	$5,184
Interest income	1
Securities lending income (net)	188

Total investment income	5,373

Expenses:
Management and advisory	1,775
Distribution and service:
Service Class	69
Printing and shareholder reports	78
Custody	148
Administration	46
Legal	13
Audit and tax	14
Trustees	7
Transfer agent	1
Other	6

Total expenses	2,157

Net investment income	3,216

Net realized gain (loss) on transactions from:
Investment securities	2,540
Foreign currency transactions	(87)

2,453

Net change in unrealized appreciation (depreciation) on:
Investment securities	33,492
Translation of assets and liabilities denominated in foreign currencies	16

Net change in unrealized appreciation (depreciation)	33,508

Net realized and change in unrealized gain	35,961

Net increase in net assets resulting from operations	$39,177

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011

From operations:
Net investment income	$3,216	$3,435
Net realized gain from investment securities and foreign currency transactions	2,453	3,272
Net change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	33,508	(26,827)

Net increase (decrease) in net assets resulting from operations	39,177	(20,120)

Distributions to shareholders:
From net investment income:
Initial Class	(2,807)	(2,211)
Service Class	(413)	(233)

Total distributions to shareholders	(3,220)	(2,444)

Capital share transactions:
Proceeds from shares sold:
Initial Class	31,349	32,782
Service Class	21,104	11,384

	52,453	44,166

Dividends and distributions reinvested:
Initial Class	2,807	2,211
Service Class	413	233

	3,220	2,444

Cost of shares redeemed:
Initial Class	(36,197)	(49,627)
Service Class	(10,077)	(8,650)

	(46,274)	(58,277)

Net increase (decrease) in net assets from capital shares transactions	9,399	(11,667)

Net increase (decrease) in net assets	45,356	(34,231)

Net assets:
Beginning of year	176,940	211,171

End of year	$222,296	$176,940

Undistributed net investment income	$3,130	$3,221

Share activity:
Shares issued:
Initial Class	4,647	4,690
Service Class	3,113	1,660

	7,760	6,350

Shares issued-reinvested from dividends and distributions:
Initial Class	415	347
Service Class	62	37

	477	384

Shares redeemed:
Initial Class	(5,375)	(7,117)
Service Class	(1,541)	(1,278)

	(6,916)	(8,395)

Net increase (decrease) in shares outstanding:
Initial Class	(313)	(2,080)
Service Class	1,634	419

	1,321	(1,661)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$6.22	$7.01	$6.44	$4.98	$8.88
Investment operations
Net investment income(A)	0.12	0.12	0.09	0.08	0.15
Net realized and unrealized gain (loss)	1.25	(0.82)	0.57	1.53	(3.04)

Total operations	1.37	(0.70)	0.66	1.61	(2.89)

Distributions
From net investment income	(0.12)	(0.09)	(0.09)	(0.15)	(0.13)
From net realized gains	–	–	–	–	(0.88)

Total distributions	(0.12)	(0.09)	(0.09)	(0.15)	(1.01)

Net asset value
End of year	$7.47	$6.22	$7.01	$6.44	$4.98

Total return(B)	22.16%	(10.06)%	10.50%	32.68%	(35.29)%

Net assets end of year (000’s)	$185,299	$156,152	$190,625	$191,514	$167,025
Ratio and supplemental data
Expenses to average net assets	1.06%	1.04%	1.05%	1.08%	1.05%
Net investment income to average net assets	1.67%	1.72%	1.36%	1.58%	2.03%
Portfolio turnover rate	27%	28%	25%	18%	26%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$6.14	$6.92	$6.36	$4.92	$8.80
Investment operations
Net investment income(A)	0.09	0.10	0.07	0.06	0.12
Net realized and unrealized gain (loss)	1.24	(0.81)	0.57	1.51	(3.01)

Total operations	1.33	(0.71)	0.64	1.57	(2.89)

Distributions
From net investment income	(0.10)	(0.07)	(0.08)	(0.13)	(0.11)
From net realized gains	–	–	–	–	(0.88)

Total distributions	(0.10)	(0.07)	(0.08)	(0.13)	(0.99)

Net asset value
End of year	$7.37	$6.14	$6.92	$6.36	$4.92

Total return(B)	21.87%	(10.22)%	10.30%	32.24%	(35.54)%

Net assets end of year (000’s)	$36,997	$20,788	$20,546	$13,324	$7,656
Ratio and supplemental data
Expenses to average net assets	1.31%	1.29%	1.30%	1.33%	1.30%
Net investment income to average net assets	1.37%	1.45%	1.06%	1.17%	1.76%
Portfolio turnover rate	27%	28%	25%	18%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MFS International Equity VP (the "Portfolio") is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio's current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured for the year ended December 31, 2012 amounted to less than $1 and are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.'s ("TAM") Valuation Committee's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio's Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security's value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM's Valuation Committee's determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio's investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2012:

	Market Value	% of Net Assets

Transamerica BlackRock Tactical Allocation VP	$19,783	8.90%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.90%
Over $250 million up to $500 million	0.875%
Over $500 million up to $1 billion	0.85%
Over $1 billion	0.80%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio's total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual limit:

1.125% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio's distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$59,296
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	52,592
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed (accumulated) net investment income (loss)	(87)
Undistributed (accumulated) net realized gain (loss) from investment securities	87

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$ 241	December 31, 2016
18,611	December 31, 2017
6,253	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $2,612.

Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:
Ordinary Income	$3,220
Long-term Capital Gain	–

2011 Distributions paid from:
Ordinary Income	2,444
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$3,129

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(25,105)

Post October Short-Term Capital Loss Deferral	(30)

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	26,504

Other Temporary Differences	(3)

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio's financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica MFS International Equity VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica MFS International Equity VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica MFS International Equity VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
27,046,768.5135	408,673.2371	562,960.9414

Proposal III:  To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
26,901,185.4386	512,167.5235	605,049.7299

Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
26,915,727.5982	518,649.7241	584,025.3697

Proposal III.C — Concentration

Affirmative	Against	Abstain
26,849,558.4680	573,303.5567	595,540.6673

Proposal III.D — Diversification

Affirmative	Against	Abstain
27,007,163.1340	435,867.2084	575,372.3496

Transamerica Series Trust		Annual Report 2012

Transamerica MFS International Equity VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

(unaudited)

MARKET ENVIRONMENT

For the year ended December 31, 2012, international equities advanced 17.90% as measured by the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”). Asia Pacific, excluding Japan, was the top performing region, followed by Europe and emerging markets. Japan was the laggard, the only region with a single-digit return. On a sector basis, financials, consumer discretionary and health care led, while telecommunications, energy, and utilities were the weakest performers.

PERFORMANCE

For the twelve months ended December 31, 2012, Transamerica Morgan Stanley Active International Allocation VP, Initial Class provided a total return of 16.75%. By comparison, its primary benchmark the MSCI-EAFE returned 17.90%.

STRATEGY REVIEW

Contributors to performance included allocations to peripheral Europe and Japan, an underweight position in utilities and overweight positions in Singapore and emerging markets. Detractors from performance included underweight positions in Australia, consumer discretionary, consumer staples and financials, as well as an overweight position in materials.

The portfolio utilizes stock index futures and forward foreign currency contracts as an additional vehicles to implement the portfolio manager’s macro investment decisions. For 2012, macro investment decisions made with the use of these derivatives resulted in a realized gain for the portfolio.

We believe that equities are under-owned – and may be one of the few (liquid) assets left that could produce a real return (post inflation and taxes) over the next few years. While we are watchful and not out of any woods yet, we believe relative valuations give equities a decent set-up for the coming year.

During the fourth quarter, we increased Japan and hedged a portion of the portfolio’s yen exposure – funding from core Europe. Sector-wise, one of the biggest movers this past year was the beaten-down financials. Our desire for some transparency on fundamentals (and worries about dilution) made us slow to cover our financial underweights.

Ann Thivierge

Portfolio Manager

Morgan Stanley Investment Management Inc.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	16.75%	(3.52)%	7.66%	04/08/1991
MSCI-EAFE*	17.90%	(3.21)%	8.70%
Service Class	16.44%	(3.78)%	7.66%	05/01/2003

NOTES

* The Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica Morgan Stanley Active International Allocation VP
Initial Class	$1,000.00	$1,140.40	$5.76	$1,019.76	$5.43	1.07%
Service Class	1,000.00	1,138.40	7.10	1,018.50	6.70	1.32

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	87.1%
Repurchase Agreement	10.2
Securities Lending Collateral	3.1
Preferred Stocks	0.7
Other Assets and Liabilities - Net(A)	(1.1)
Total	100 .0%

(A)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Foreign Currency contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, and Cash Collateral.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
PREFERRED STOCKS - 0.7%
Germany - 0.7%
Henkel AG & Co. KGaA , 1.27% ▲	2,799	$230
Porsche Automobil Holding SE , 1.20% ▲	537	44
ProSiebenSat.1 Media AG , 5.35% ▲	3,316	94
RWE AG , 6.85% ▲^	121	5
Volkswagen AG , 1.70% ▲	1,707	392

Total Preferred Stocks (cost $610)		765

COMMON STOCKS - 87.1%
Australia - 5.9%
AGL Energy, Ltd.	4,130	66
ALS, Ltd. ^	2,402	27
Amcor, Ltd.	8,598	73
AMP, Ltd.	22,606	115
APA Group ^	5,581	32
Asciano, Ltd.	7,110	35
Aurizon Holdings, Ltd.	12,369	49
Australia & New Zealand Banking Group, Ltd.	20,011	527
BHP Billiton, Ltd.	24,041	940
Boral, Ltd. ^	4	♦
Brambles, Ltd.	11,520	91
Coca-Cola Amatil, Ltd.	4,493	63
Cochlear, Ltd. ^	414	34
Commonwealth Bank of Australia ^	11,229	731
Crown, Ltd.	2,966	33
CSL, Ltd.	3,732	211
Echo Entertainment Group, Ltd.	5,390	19
Fortescue Metals Group, Ltd. ^	8,311	41
Goodman Group REIT	14,139	64
Harvey Norman Holdings, Ltd. ^	4,283	9
Iluka Resources, Ltd. ^	3,245	31
Incitec Pivot, Ltd.	11,689	40
Insurance Australia Group, Ltd.	16,353	81
Leighton Holdings, Ltd. ^	1,089	21
Lend Lease Corp., Ltd.	2,142	21
Macquarie Group, Ltd.	2,259	85
National Australia Bank, Ltd. ^	15,158	399
Newcrest Mining, Ltd.	7,353	172
Orica, Ltd. ^	2,519	66
Origin Energy, Ltd.	8,094	99
QBE Insurance Group, Ltd. ^	7,202	83
Rio Tinto, Ltd.	3,190	224
Santos, Ltd.	6,962	82
Shopping Centres Australasia Property Group REIT ‡	1,733	3
Sonic Healthcare, Ltd.	3,293	46
Stockland REIT	42,177	156
Suncorp Group, Ltd.	9,098	97
Tabcorp Holdings, Ltd.	5,129	16
Tatts Group, Ltd.	9,954	31
Telstra Corp., Ltd.	29,642	135
Toll Holdings, Ltd.	4,975	24
Transurban Group ^	9,639	61
Wesfarmers, Ltd.	7,168	277
Westfield Group REIT	18,772	207
Westfield Retail Trust REIT	31,500	99
Westpac Banking Corp.	20,394	559
Woodside Petroleum, Ltd.	4,646	166
Woolworths, Ltd.	8,665	266
WorleyParsons, Ltd. ^	1,628	40
Austria - 0.5%
Erste Group Bank AG ‡	5,207	166
OMV AG	4,055	147
Raiffeisen Bank International AG ^	488	20
Telekom Austria AG	10,239	78
Verbund AG	2,098	52
Vienna Insurance Group AG	1,322	71
Voestalpine AG ^	3,603	132

	Shares	Value (000’s)
Belgium - 0.8%
Ageas	388	$11
Anheuser-Busch InBev NV	8,064	703
Anheuser-Busch InBev NV - STRIP VVPR ‡	2,616	♦
Belgacom SA	1,075	32
Delhaize Group SA ^	752	30
Groupe Bruxelles Lambert SA	724	58
KBC Groep NV	1,031	36
Solvay SA - Class A	457	66
Telenet Group Holding NV	500	24
UCB SA	1,027	59
Umicore SA	972	54
Brazil - 0.1%
All America Latina Logistica SA	4,800	19
BRF - Brasil Foods SA ‡	6,940	143
Canada - 1.2%
Barrick Gold Corp.	12,000	420
Eldorado Gold Corp.	6,800	88
Franco-Nevada Corp.	1,600	91
Goldcorp, Inc.	9,500	349
IAMGOLD Corp. ^	4,600	53
Kinross Gold Corp.	13,700	133
New Gold, Inc. ‡	5,400	60
Yamana Gold, Inc.	9,200	158
Denmark - 1.5%
A.P. Moller - Maersk A/S - Class A	7	50
A.P. Moller - Maersk A/S - Class B	18	136
Carlsberg AS - Class B	1,350	133
Coloplast A/S	1,620	79
Danske Bank A/S - Class R ‡	8,247	140
DSV A/S	2,514	65
Novo Nordisk A/S - Class B	5,216	849
Novozymes A/S	3,287	93
TDC A/S	18,066	128
Finland - 1.2%
Elisa OYJ	3,573	79
Fortum OYJ	5,889	110
Kesko OYJ - Class B	4,178	137
Kone OYJ - Class B	1,435	106
Metso OYJ	3,113	133
Neste Oil OYJ ^	4,345	56
Nokia OYJ ^	56,151	222
Sampo - Class A	3,455	112
Stora Enso OYJ - Class R	6,559	46
UPM-Kymmene OYJ	11,959	141
Wartsila OYJ Abp	1,758	77
France - 7.6%
Accor SA	910	32
Air Liquide SA	1,493	189
Alstom SA	6,268	252
AtoS	112	8
AXA SA	10,913	196
BNP Paribas SA	7,702	438
Bouygues SA	6,311	188
Capital Gemini SA	639	28
Carrefour SA	3,212	83
Casino Guichard Perrachon SA	432	41
Christian Dior SA	622	106
Cie de St-Gobain	6,585	283
Cie Generale de Geophysique-Veritas ‡	5,445	165
Cie Generale des Etablissements Michelin - Class B	462	44
Cie Generale D’optique Essilor International SA	814	82
CNP Assurances	1,648	25
Credit Agricole SA ‡	6,735	55
Danone SA	6,270	413
Dassault Systemes SA	273	31
Edenred	910	28

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)
France (continued)
Electricite de France SA	357	$7
Eurazeo NPV	138	7
European Aeronautic Defence and Space Co., NV	3,257	128
Fonciere Des Regions REIT	196	16
France Telecom SA	7,659	85
GDF Suez	5,812	120
Gecina SA REIT	158	18
Gemalto NV	915	83
ICADE REIT	192	17
Imerys SA	271	17
Klepierre REIT	729	29
Lafarge SA	3,292	213
Lagardere SCA	858	29
Legrand SA	3,153	134
L’Oreal SA	635	88
LVMH Moet Hennessy Louis Vuitton SA	2,510	463
Natixis	7,745	26
Pernod-Ricard SA	287	33
Peugeot SA ‡^	713	5
PPR SA	517	97
Publicis Groupe SA	628	38
Remy Cointreau SA	322	35
Renault SA	470	26
Safran SA	3,120	135
Sanofi	8,924	846
Schneider Electric SA	7,514	550
SCOR SE	2,493	67
SES SA	1,616	47
Societe BIC SA	252	30
Societe Generale SA ‡	16,261	618
Sodexo	521	44
STMicroelectronics NV	3,524	26
Technip SA	2,000	232
Total SA	17,825	927
Unibail-Rodamco SE REIT	898	219
Veolia Environnement SA	1,786	22
Vinci SA	9,877	475
Vivendi SA	9,182	208
Germany - 9.2%
Adidas AG	1,915	171
Allianz SE	6,177	860
BASF SE	9,961	941
Bayer AG	13,875	1,323
Bayerische Motoren Werke AG	3,818	372
Beiersdorf AG	2,696	221
Brenntag AG	440	58
Celesio AG	837	14
Commerzbank AG ‡	27,638	53
Continental AG	392	46
Daimler AG	9,743	536
Deutsche Bank AG	9,543	420
Deutsche Boerse AG	2,224	136
Deutsche Lufthansa AG	1,152	22
Deutsche Post AG	18,956	417
Deutsche Telekom AG	33,544	381
E.ON SE	26,434	495
Fresenius Medical Care AG & Co., KGaA	2,845	196
Fresenius SE & Co. KGaA	1,785	206
GEA Group AG	1,854	60
Hannover Rueckversicherung AG	1,552	122
HeidelbergCement AG	1,341	82
Henkel AG & Co. KGaA	2,653	182
Infineon Technologies AG	15,825	129
K+S AG	2,386	111
Lanxess AG	1,650	145
Linde AG	1,673	293
Merck KGaA	204	27
Metro AG	2,051	57
Muenchener Rueckversicherungs AG	2,638	475

	Shares	Value (000’s)
Germany (continued)
RWE AG	6,107	$253
SAP AG	14,498	1,165
Siemens AG	7,308	799
ThyssenKrupp AG	2,215	52
Volkswagen AG	391	85
Hong Kong - 0.0% ¥
China Merchants Holdings International Co., Ltd.	27	♦
Henderson Land Development Co., Ltd.	82	1
Hong Kong Exchanges and Clearing, Ltd. ^	66	1
MGM China Holdings, Ltd.	12,800	23
Indonesia - 0.1%
Adaro Energy PT	45,600	8
Astra International PT	85,000	67
Bank Central Asia PT	52,500	50
Bank Danamon Indonesia PT	13,500	8
Bank Mandiri Persero PT	40,000	34
Bank Negara Indonesia Persero PT	34,500	13
Bank Rakyat Indonesia Persero PT	48,500	35
Bumi Resources PT	79,000	5
Charoen Pokphand Indonesia PT	37,000	14
Gudang Garam PT	2,500	15
Indo Tambangraya Megah PT	1,900	8
Indocement Tunggal Prakarsa PT	6,500	15
Indofood Sukses Makmur PT	20,000	12
Kalbe Farma PT	112,500	12
Perusahaan Gas Negara Persero PT	46,500	22
Semen Gresik Persero PT	15,500	26
Tambang Batubara Bukit Asam Persero PT	3,500	6
Telekomunikasi Indonesia Persero PT	42,000	40
Unilever Indonesia PT	6,500	14
United Tractors PT	7,621	16
Ireland - 0.1%
CRH PLC	4,509	92
Elan Corp. PLC ‡	1,316	13
Kerry Group PLC	605	32
Ryanair Holdings PLC	1,213	8
Italy - 0.4%
Banco Popolare SC ‡	14,271	24
Enel SpA	8,831	37
ENI SpA	3,693	90
Fiat Industrial SpA	7,862	86
Intesa Sanpaolo SpA	85,828	148
Luxottica Group SpA	1,330	55
UniCredit SpA ‡	25,748	127
Unione di Banche Italiane SCPA	5,513	26
Japan - 21.7%
ABC-Mart, Inc. ^	700	30
AEON Mall Co., Ltd.	2,300	57
Ajinomoto Co., Inc.	20,000	265
Asahi Glass Co., Ltd. ^	41,000	299
Asahi Kasei Corp.	17,000	101
Asics Corp.	4,500	69
Astellas Pharma, Inc.	8,200	369
Bank of Yokohama, Ltd.	31,000	144
Benesse Holdings, Inc.	300	12
Bridgestone Corp.	16,200	422
Central Japan Railway Co.	1,900	154
Chiba Bank, Ltd.	13,000	76
Chubu Electric Power Co., Inc.	2,500	33
Chugai Pharmaceutical Co., Ltd. ^	4,100	79
Credit Saison Co., Ltd.	3,400	85
DAI Nippon Printing Co., Ltd.	5,000	39
Daihatsu Motor Co., Ltd. ^	5,000	100
Daiichi Sankyo Co., Ltd.	12,000	184
Daikin Industries, Ltd.	1,700	58
Daito Trust Construction Co., Ltd.	2,000	189
Daiwa House Industry Co., Ltd.	11,000	189

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)
Japan (continued)
Daiwa Securities Group, Inc.	42,000	$234
Denso Corp.	6,600	230
East Japan Railway Co.	4,300	277
Eisai Co., Ltd.	11,500	480
FANUC Corp.	2,900	539
Fast Retailing Co., Ltd.	1,800	459
Fuji Heavy Industries, Ltd.	17,000	214
FUJIFILM Holdings Corp.	6,200	125
Fujitsu, Ltd.	24,000	101
Fukuoka Financial Group, Inc.	19,000	76
GS Yuasa Corp. ^	4,000	16
Hamamatsu Photonics KK ^	1,900	69
Hankyu Hanshin Holdings, Inc.	11,000	57
Hirose Electric Co., Ltd.	600	72
Hisamitsu Pharmaceutical Co., Inc.	1,000	50
Hitachi Metals, Ltd.	5,000	43
Hitachi, Ltd.	43,000	253
Honda Motor Co., Ltd.	15,800	585
Hoya Corp.	17,800	351
IHI Corp.	12,000	31
INPEX Corp.	25	134
Isuzu Motors, Ltd.	37,000	221
ITOCHU Corp.	14,100	149
Japan Real Estate Investment Corp. REIT	11	108
Japan Retail Fund Investment Corp. REIT	43	79
JFE Holdings, Inc.	4,300	81
JGC Corp.	8,000	249
Joyo Bank, Ltd. ^	18,000	86
JSR Corp.	7,700	147
JX Holdings, Inc.	30,400	172
Kansai Electric Power Co., Inc.	5,100	54
Kansai Paint Co., Ltd.	6,000	65
Kawasaki Heavy Industries, Ltd.	12,000	33
Keikyu Corp.	3,000	27
KEIO Corp. ^	2,000	15
Keyence Corp.	750	208
Kintetsu Corp. ^	19,000	78
Komatsu, Ltd.	15,300	392
Konica Minolta Holdings, Inc.	9,000	65
Kubota Corp.	23,000	264
Kuraray Co., Ltd.	15,000	197
Kyocera Corp.	1,900	172
Kyushu Electric Power Co., Inc.	1,700	19
LIXIL Group Corp.	2,400	54
Makita Corp.	1,100	51
Marubeni Corp. ^	21,000	151
Mitsubishi Chemical Holdings Corp.	19,500	97
Mitsubishi Corp.	12,100	232
Mitsubishi Electric Corp.	16,000	136
Mitsubishi Estate Co., Ltd.	29,000	693
Mitsubishi Heavy Industries, Ltd.	33,000	160
Mitsubishi Materials Corp.	24,000	82
Mitsubishi Tanabe Pharma Corp.	4,300	56
Mitsubishi UFJ Financial Group, Inc. ^	63,208	342
Mitsui & Co., Ltd.	14,300	214
Mitsui Fudosan Co., Ltd.	20,000	489
Mizuho Financial Group, Inc.	345,100	633
MS&AD Insurance Group Holdings	6,100	122
Murata Manufacturing Co., Ltd.	2,600	153
Nabtesco Corp. ^	1,100	25
NEC Corp. ‡	35,000	74
NGK Insulators, Ltd.	3,000	36
NGK Spark Plug Co., Ltd.	7,000	93
NHK Spring Co., Ltd.	4,000	33
Nidec Corp. ^	1,100	64
Nikon Corp.	4,400	130
Nintendo Co., Ltd.	1,100	117
Nippon Building Fund, Inc. REIT ^	16	166
Nippon Express Co., Ltd.	14,000	58

	Shares	Value (000’s)
Japan (continued)
Nippon Steel & Sumitomo Metal Corp.	80,000	$197
Nippon Telegraph & Telephone Corp.	2,900	122
Nippon Yusen KK	14,000	33
Nissan Motor Co., Ltd.	22,700	215
Nitto Denko Corp.	8,000	394
NKSJ Holdings, Inc.	2,500	54
Nomura Holdings, Inc. ^	51,400	304
NTT Data Corp.	20	62
NTT DOCOMO, Inc.	46	66
Obayashi Corp.	10,000	56
Omron Corp.	3,500	84
Ono Pharmaceutical Co., Ltd.	1,400	72
Oriental Land Co., Ltd.	800	97
ORIX Corp. ^	530	60
Osaka Gas Co., Ltd.	11,000	40
Otsuka Holdings Co., Ltd.	4,300	121
Resona Holdings, Inc.	7,300	33
Rinnai Corp.	900	61
ROHM Co., Ltd.	1,900	62
Sanrio Co., Ltd. ^	1,400	45
Santen Pharmaceutical Co., Ltd.	3,700	142
Secom Co., Ltd.	1,800	91
Sekisui Chemical Co., Ltd.	5,000	44
Sekisui House, Ltd.	11,000	120
Shimano, Inc.	2,000	128
Shin-Etsu Chemical Co., Ltd.	6,800	415
Shionogi & Co., Ltd.	5,300	88
Shizuoka Bank, Ltd.	13,000	127
SMC Corp.	1,100	200
Softbank Corp.	9,700	355
Sony Corp.	8,000	90
Sumitomo Chemical Co., Ltd.	19,000	60
Sumitomo Corp.	9,400	121
Sumitomo Electric Industries, Ltd.	5,900	68
Sumitomo Metal Mining Co., Ltd.	17,000	240
Sumitomo Mitsui Financial Group, Inc.	20,300	738
Sumitomo Mitsui Trust Holdings, Inc. ^	136,000	479
Sumitomo Realty & Development Co., Ltd.	9,000	300
Sysmex Corp.	1,100	51
T&D Holdings, Inc.	5,100	62
Taisei Corp.	14,000	47
Takeda Pharmaceutical Co., Ltd.	15,800	706
TDK Corp. ^	1,800	66
Terumo Corp.	4,100	163
THK Co., Ltd.	700	13
Tobu Railway Co., Ltd.	12,000	64
Tohoku Electric Power Co., Inc. ‡	2,500	23
Tokio Marine Holdings, Inc.	7,748	216
Tokyo Electron, Ltd.	2,800	129
Tokyo Gas Co., Ltd.	14,000	64
Tokyu Corp.	18,000	101
Tokyu Land Corp.	16,000	117
Toppan Printing Co., Ltd.	5,000	31
Toray Industries, Inc.	59,000	362
Toshiba Corp.	35,000	138
Toyota Industries Corp.	1,100	35
Toyota Motor Corp.	28,900	1,350
Trend Micro, Inc. ^	4,800	145
Uni-Charm Corp. ^	2,200	114
West Japan Railway Co.	300	12
Yahoo! Japan Corp. ^	238	77
Yamada Denki Co., Ltd. ^	1,360	53
Yamato Holdings Co., Ltd.	3,600	55
Netherlands - 3.0%
Akzo Nobel NV	2,786	184
ArcelorMittal	4,552	79
ASML Holding NV	4,376	281
Corio NV REIT ^	674	31
Fugro NV	869	52

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)
Netherlands (continued)
Heineken NV	6,302	$423
ING Groep NV ‡	44,399	421
Koninklijke Ahold NV	12,589	169
Koninklijke Boskalis Westminster NV	2,250	102
Koninklijke DSM NV	1,210	74
Koninklijke KPN NV	14,799	73
Koninklijke Philips Electronics NV	9,514	252
Randstad Holding NV	2,277	85
Reed Elsevier NV	9,249	137
TNT Express NV	12,112	135
Unilever NV	15,362	588
Wolters Kluwer NV	10,910	224
Norway - 1.1%
Aker Solutions ASA	4,959	103
Orkla ASA	17,676	155
Statoil ASA	3,005	76
Telenor ASA	25,791	524
Yara International ASA	6,147	306
Philippines - 1.4%
Aboitiz Equity Ventures, Inc.	108,000	140
Aboitiz Power Corp.	93,300	84
Alliance Global Group, Inc.	206,100	84
Ayala Corp.	11,316	143
Ayala Land, Inc.	271,600	176
Bank of the Philippine Islands	91,800	213
Energy Development Corp.	395,000	65
Manila Electric Co.	10,900	69
Metropolitan Bank & Trust	54,100	135
Philippine Long Distance Telephone Co.	2,410	149
SM Investments Corp.	9,450	204
SM Prime Holdings, Inc.	341,250	138
Singapore - 1.1%
Ascendas Real Estate Investment Trust	9,000	18
CapitaLand, Ltd.	19,000	58
CapitaMall Trust REIT ^	17,000	30
City Developments, Ltd.	4,000	43
ComfortDelGro Corp., Ltd.	14,000	21
DBS Group Holdings, Ltd.	16,000	196
Fraser and Neave, Ltd.	9,000	72
Genting Singapore PLC ^	57,000	65
Golden Agri-Resources, Ltd. ^	46,626	25
Keppel Corp., Ltd.	12,000	110
Noble Group, Ltd.	16,545	16
Oversea-Chinese Banking Corp.	31,000	250
SembCorp Industries, Ltd.	9,000	39
SembCorp Marine, Ltd. ^	6,000	23
Singapore Airlines, Ltd.	3,000	26
Singapore Airlines, Ltd. ^	2,003	18
Singapore Exchange, Ltd.	5,000	29
Singapore Press Holdings, Ltd. ^	6,000	20
Singapore Technologies Engineering, Ltd.	10,000	32
Singapore Telecommunications, Ltd.	61,000	166
United Overseas Bank, Ltd.	14,000	230
Wilmar International, Ltd. ^	9,000	25
Spain - 1.0%
Banco Bilbao Vizcaya Argentaria SA	43,285	402
Banco de Sabadell SA	18,214	48
Banco Popular Espanol SA	37,635	29
Banco Santander SA	76,149	619
CaixaBank	6,197	22
Iberdrola SA	6,951	39
Inditex SA	213	30
Telefonica SA	6,096	83
Sweden - 3.3%
Alfa Laval AB	2,187	46
ASSA Abloy AB - Series B	3,046	115
Atlas Copco AB - Class A	5,447	151
Atlas Copco AB - Class B	3,046	75
Boliden AB	4,909	93

	Shares	Value (000’s)
Sweden (continued)
Electrolux AB - Series B	2,576	$68
Elekta AB - Class B	3,900	61
Getinge AB - Class B	3,840	131
Hennes & Mauritz AB - Class B	9,595	333
Investor AB - Class B	4,931	130
Lundin Petroleum AB ‡	2,053	48
Nordea Bank AB	36,306	349
Sandvik AB	9,101	146
Scania AB - Class B	3,085	64
Securitas AB - Class B	8,945	78
Skanska AB - Class B	4,328	71
SKF AB - Class B	3,492	88
Svenska Cellulosa AB - Class B	9,562	208
Svenska Handelsbanken AB - Class A	10,249	368
Swedish Match AB	2,525	85
Tele2 AB - Class B	5,240	95
Telefonaktiebolaget LM Ericsson - Class B	47,256	477
TeliaSonera AB	24,615	167
Volvo AB - Class B	11,486	158
Switzerland - 9.2%
ABB, Ltd. ‡	30,135	626
Baloise Holding AG	516	45
Banque Cantonale Vaudoise	47	25
Cie Financiere Richemont SA	5,097	400
Credit Suisse Group AG ‡^	13,638	332
Geberit AG ‡	423	94
Givaudan SA ‡	52	55
Holcim, Ltd. ‡	1,917	141
Julius Baer Group, Ltd. ‡	2,126	76
Logitech International SA ‡^	3,129	24
Lonza Group AG ‡	313	17
Nestle SA	47,063	3,070
Novartis AG	25,185	1,591
Pargesa Holding SA	65	4
Roche Holding AG	6,864	1,388
Schindler Holding AG	511	74
Straumann Holding AG	234	29
Swatch Group AG - BR	333	169
Swiss Life Holding AG ‡	299	40
Swiss Prime Site AG ‡	489	41
Swiss Re AG ‡	4,069	294
Swisscom AG	192	83
Syngenta AG	2,088	844
UBS AG ‡	39,547	619
WPP PLC	58,323	851
Zurich Insurance Group AG ‡	1,037	278
Thailand - 0.4%
Bangkok Bank PCL	8,300	53
Bangkok Bank PCL - Foreign Reg	15,000	103
Bank of Ayudhya PCL	33,300	36
Kasikornbank PCL	10,500	67
Kasikornbank PCL - Foreign	20,600	131
Krung Thai Bank PCL	57,750	38
Siam Commercial Bank PCL	26,900	159
United Kingdom - 16.2%
3i Group PLC	3,923	14
Aberdeen Asset Management PLC	6,252	38
Admiral Group PLC	1,289	25
Aggreko PLC	19,976	571
AMEC PLC	2,306	38
Anglo American PLC	10,783	340
ARM Holdings PLC	24,160	305
AstraZeneca PLC	12,641	599
Aviva PLC	13,661	85
BAE Systems PLC	35,357	196
Barclays PLC	52,518	228
BG Group PLC	27,182	453
BHP Billiton PLC	8,487	299
BP PLC	113,659	790

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)
United Kingdom (continued)
British American Tobacco PLC	11,084	$562
British Land Co., PLC REIT	6,727	62
British Sky Broadcasting Group PLC	20,759	262
BT Group PLC - Class A	52,354	200
Bunzl PLC	2,527	42
Capita PLC	1,633	20
Capital Shopping Centres Group PLC REIT	4,632	27
Carnival PLC	4,460	174
Centrica PLC	36,404	199
Cobham PLC	13,078	48
Compass Group PLC	18,494	221
Croda International PLC	912	36
Diageo PLC	12,912	376
Evraz PLC	2,705	12
Experian Group, Ltd.	5,286	85
G4S PLC	2,328	10
GlaxoSmithKline PLC	40,729	887
Hammerson PLC REIT	5,792	46
HSBC Holdings PLC	174,551	1,851
ICAP PLC	14,074	71
Imperial Tobacco Group PLC	5,895	229
InterContinental Hotels Group PLC	3,083	86
Investec PLC	1,122	8
J. Sainsbury PLC	7,927	45
Johnson Matthey PLC	1,045	41
Kingfisher PLC	8,595	40
Land Securities Group PLC REIT	5,922	79
Legal & General Group PLC	77,783	187
Lloyds TSB Group PLC ‡	73,812	59
Marks & Spencer Group PLC	24,881	155
Meggitt PLC	4,330	27
National Grid PLC	23,647	271
Next PLC	1,689	103
Old Mutual PLC	27,299	80
Pearson PLC	12,501	244
Petrofac, Ltd.	1,808	48
Prudential PLC	12,135	173
Reckitt Benckiser Group PLC	6,023	383
Reed Elsevier PLC	10,926	115
Rexam PLC	3,679	26
Rio Tinto PLC	10,070	588
Rolls-Royce Holdings PLC ‡	9,137	131
Royal Bank of Scotland Group PLC ‡	15,570	83
Royal Dutch Shell PLC - Class A	31,377	1,088
Royal Dutch Shell PLC - Class B	22,080	788
RSA Insurance Group PLC	20,935	43
SABMiller PLC	13,942	647
Sage Group PLC	11,365	55

	Shares	Value (000’s)
United Kingdom (continued)
Schroders PLC	783	$22
Segro PLC REIT	7,225	29
Severn Trent PLC	3,386	87
Smith & Nephew PLC	17,972	198
Smiths Group PLC	1,760	34
SSE PLC	10,357	242
Standard Chartered PLC	27,221	704
Standard Life PLC	10,449	57
Tesco PLC	42,314	233
TUI Travel PLC	27,352	128
Tullow Oil PLC	1,041	22
Unilever PLC	5,184	202
United Utilities Group PLC	1,055	12
Vodafone Group PLC	357,145	899
Weir Group PLC	1,077	33
Whitbread PLC	1,874	75
Wolseley PLC	1,311	63
Xstrata PLC ‡	10,503	183
United States - 0.1%
Agnico-Eagle Mines, Ltd.	2,100	110

Total Common Stocks (cost $94,800)		101,284

SECURITIES LENDING COLLATERAL - 3.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	3,568,882	3,569
Total Securities Lending Collateral (cost $3,569)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 10.2%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $11,858 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 11/20/2027, and with a value of $12,099.	$11,858	11,858
Total Repurchase Agreement (cost $11,858)

Total Investment Securities (cost $110,837)		117,476
Other Assets and Liabilities - Net		(1,312)

Net Assets		$116,164

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Unrealized Appreciation (000’s)
CAC 40 Index	Long	28	01/18/2013	$13
FTSE MIB Index	Long	33	03/15/2013	14
Hang Seng Index Futures	Long	28	01/30/2013	10
IBEX 35 Index	Long	23	01/18/2013	23
SGX MSCI Singapore Index	Long	17	01/30/2013	¿
TOPIX Index	Long	11	03/08/2013	30

				$90

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
AUD	SSB	3,015	01/17/2013	$3,172	$(41)
CAD	SSB	(874)	01/17/2013	(887)	10
CHF	SSB	(544)	01/17/2013	(596)	2
EUR	SSB	708	01/17/2013	938	(4)
EUR	SSB	2,744	01/17/2013	3,627	(8)
GBP	SSB	(389)	01/17/2013	(631)	(1)
GBP	DUB	3,692	01/17/2013	5,998	5
HKD	SSB	1,887	01/17/2013	244	(¿)
JPY	SSB	(364,529)	01/17/2013	(4,342)	134
JPY	SSB	(154,022)	01/17/2013	(1,794)	16
JPY	SSB	(31,685)	01/17/2013	(376)	10
SGD	SSB	303	01/17/2013	249	(1)

					$122

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value (000’s)
Commercial Banks	12.2%	$14,356
Pharmaceuticals	8.4	9,928
Chemicals	4.6	5,376
Metals & Mining	4.5	5,291
Oil, Gas & Consumable Fuels	4.4	5,165
Food Products	4.1	4,789
Automobiles	3.6	4,212
Insurance	3.5	4,076
Machinery	2.6	3,080
Real Estate Management & Development	2.1	2,512
Beverages	2.1	2,413
Diversified Telecommunication Services	2.0	2,400
Media	1.9	2,269
Industrial Conglomerates	1.6	1,889
Electrical Equipment	1.6	1,846
Wireless Telecommunication Services	1.3	1,564
Electronic Equipment & Instruments	1.3	1,553
Software	1.3	1,513
Real Estate Investment Trusts	1.3	1,503
Multi-Utilities	1.2	1,443
Textiles, Apparel & Luxury Goods	1.2	1,433
Food & Staples Retailing	1.1	1,338
Construction & Engineering	1.0	1,209
Capital Markets	1.0	1,184
Household Products	1.0	1,131
Trading Companies & Distributors	0.9	1,046
Hotels, Restaurants & Leisure	0.9	1,044
Road & Rail	0.9	1,032
Specialty Retail	0.8	990
Diversified Financial Services	0.8	976
Commercial Services & Supplies	0.8	969
Semiconductors & Semiconductor Equipment	0.8	932
Auto Components	0.8	903
Building Products	0.8	903
Tobacco	0.8	891
Health Care Equipment & Supplies	0.7	828
Communications Equipment	0.6	699
Aerospace & Defense	0.6	697
Electric Utilities	0.6	685
Energy Equipment & Services	0.6	678
Air Freight & Logistics	0.5	631
Construction Materials	0.5	586
Health Care Providers & Services	0.4	462
Computers & Peripherals	0.4	420
Household Durables	0.3	383
Multiline Retail	0.3	364
Personal Products	0.3	309

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

INVESTMENTS BY INDUSTRY (continued) (unaudited):	Percentage of Total Investment Securities	Value (000’s)
Leisure Equipment & Products	0.2%	$258
Biotechnology	0.2	224
Marine	0.2	219
Professional Services	0.2	217
Paper & Forest Products	0.2	187
Gas Utilities	0.1	158
Independent Power Producers & Energy Traders	0.1	149
Consumer Finance	0.1	145
Containers & Packaging	0.1	99
IT Services	0.1	98
Water Utilities	0.1	87
Internet Software & Services	0.1	77
Airlines	0.1	74
Office Electronics	0.1	65
Transportation Infrastructure	0.0	¥61
Life Sciences Tools & Services	0.0	¥17
Diversified Consumer Services	0.0	¥13

Investment Securities, at Value	86.9	102,049
Short-Term Investments	13.1	15,427

Total Investments	100.0%	$117,476

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) pledged as of 12/31/2012:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received) Pledged (000’s)	Net Exposures (1) (000’s)
DUB	$5	$-	$5
SSB	117	-	117

(1)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/31/2012.
^	All or a portion of this security is on loan. The value of all securities on loan is $3,390.
‡	Non-income producing security.
¥	Percentage rounds to less than 0.1%.
Cash in the amount of $968 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
Aggregate cost for federal income tax purposes is $112,215. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $11,711 and $6,450, respectively. Net unrealized appreciation for tax purposes is $5,261.
¿	Amount is less than 1.

DEFINITIONS:

DUB	Deutsche Bank AG
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
SSB	State Street Bank & Trust Co.
STRIP VVPR	Is a coupon which, if presented along with the corresponding coupon of the share, entitles the shareholder to a reduced rate of withholding tax on the dividends paid by the company.

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
SGD	Singapore Dollar

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$1,624	$99,660	$—	$101,284
Preferred Stocks	—	765	—	765
Repurchase Agreement	—	11,858	—	11,858
Securities Lending Collateral	3,569	—	—	3,569
Total	$5,193	$112,283	$—	$117,476

Other Financial Instruments ₣	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Futures Contracts - Appreciation	$90	$—	$—	$90
Forward Foreign Currency Contracts - Appreciation	—	177	—	177
Forward Foreign Currency Contracts - Depreciation	—	(55)	—	(55)
Total	$90	$122	$—	$212

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $98,979)	$105,618
(including securities loaned of $3,390)
Repurchase agreement, at value (cost: $11,858)	11,858
Cash on deposit with broker	968
Foreign currency, at value (cost: $912)	907
Receivables:
Investment securities sold	133
Shares sold	127
Securities lending income (net)	2
Dividends	96
Dividend reclaims	149
Variation margin	90
Prepaid expenses	1
Unrealized appreciation on forward foreign currency contracts	177

	120,126

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	153
Management and advisory fees	77
Distribution and service fees	3
Trustees fees	–	(A)
Transfer agent fees	–	(A)
Administration fees	2
Printing and shareholder reports fees	37
Audit and tax fees	16
Foreign capital gains tax	24
Other	26
Collateral for securities on loan	3,569
Unrealized depreciation on forward foreign currency contracts	55

	3,962

Net assets	$116,164

Net assets consist of:
Capital stock ($.01 par value)	$105

Additional paid-in capital	129,889

Undistributed net investment income	2,715

Accumulated net realized loss from investment securities, futures and foreign currency transactions	(23,375)

Net unrealized appreciation (depreciation) on:
Investment securities	6,639
Futures contracts	90
Translation of assets and liabilities denominated in foreign currencies (Net of foreign capital gains tax of $24)	101

Net assets	$116,164

Net assets by class:
Initial Class	$98,677
Service Class	17,487
Shares outstanding:
Initial Class	8,932
Service Class	1,591
Net asset value and offering price per share:
Initial Class	$11.05
Service Class	10.99

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $363)	$3,738
Interest income	5
Securities lending income (net)	136

Total investment income	3,879

Expenses:
Management and advisory	1,094
Distribution and service:
Service Class	38
Printing and shareholder reports	44
Custody	194
Administration	30
Legal	7
Audit and tax	27
Trustees	4
Transfer agent	1
Other	5

Total expenses	1,444

Less waiver/reimbursement	(29)

Net expenses	1,415

Net investment income	2,464

Net realized gain (loss) on transactions from:
Investment securities	(2,916)
Futures contracts	1,763
Foreign currency transactions	402

(751)

Net change in unrealized appreciation (depreciation) on:
Investment securities	16,279
Futures contracts	233
Translation of assets and liabilities denominated in foreign currencies (Net of foreign capital gains tax of $24)	151

Net change in unrealized appreciation (depreciation)	16,663

Net realized and change in unrealized gain	15,912

Net increase in net assets resulting from operations	$18,376

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International

Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$2,464	$2,886
Net realized (loss) from investment securities, futures contracts and foreign currency transactions	(751)	(4,557)
Net change in unrealized appreciation (depreciation) on investment securities, futures contracts and foreign currency translation	16,663	(25,681)

Net increase (decrease) in net assets resulting from operations	18,376	(27,352)

Distributions to shareholders:
From net investment income:
Initial Class	(2,164)	(2,362)
Service Class	(310)	(183)

Total distributions to shareholders	(2,474)	(2,545)

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,169	85,440
Service Class	6,496	5,772

	11,665	91,212

Dividends and distributions reinvested:
Initial Class	2,164	2,362
Service Class	310	183

	2,474	2,545

Cost of shares redeemed:
Initial Class	(60,092)	(40,167)
Service Class	(5,441)	(5,758)

	(65,533)	(45,925)

Net increase (decrease) in net assets from capital shares transactions	(51,394)	47,832

Net increase (decrease) in net assets	(35,492)	17,935

Net assets:
Beginning of year	151,656	133,721

End of year	$116,164	$151,656

Undistributed net investment income	$2,715	$2,416

Share activity:
Shares issued:
Initial Class	511	7,468
Service Class	636	530

	1,147	7,998

Shares issued-reinvested from dividends and distributions:
Initial Class	213	230
Service Class	31	18

	244	248

Shares redeemed:
Initial Class	(6,010)	(3,706)
Service Class	(532)	(528)

	(6,542)	(4,234)

Net increase (decrease) in shares outstanding:
Initial Class	(5,286)	3,992
Service Class	135	20

	(5,151)	4,012

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Morgan Stanley Active International

Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value
Beginning of year	$9.68	$11.47	$10.81	$8.73	$17.16
Investment operations
Net investment income(A)	0.20	0.17	0.13	0.15	0.28
Net realized and unrealized gain (loss)	1.40	(1.80)	0.75	2.10	(6.34)

Total operations	1.60	(1.63)	0.88	2.25	(6.06)

Distributions
From net investment income	(0.23)	(0.16)	(0.22)	(0.02)	(0.49)
From net realized gains	–	–	–	(0.15)	(1.88)

Total distributions	(0.23)	(0.16)	(0.22)	(0.17)	(2.37)

Net asset value
End of year	$11.05	$9.68	$11.47	$10.81	$8.73

Total return(B)	16.75%	(14.29)%	8.48%	25.88%	(38.83)%

Net assets end of year (000’s)	$98,677	$137,627	$117,320	$129,300	$120,650
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	1.07%	1.07%	1.07%	1.07%	1.07%
Before reimbursement/recapture	1.09%	1.07%	1.06%	1.12%	1.09%
Net investment income to average net assets	1.97%	1.55%	1.25%	1.66%	2.08%
Portfolio turnover rate	35%	46%	21%	38%	27%

For a share outstanding throughout each period	Service Class
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value
Beginning of year	$9.63	$11.42	$10.77	$8.70	$17.12
Investment operations
Net investment income(A)	0.16	0.13	0.10	0.12	0.25
Net realized and unrealized gain (loss)	1.41	(1.79)	0.75	2.10	(6.33)

Total operations	1.57	(1.66)	0.85	2.22	(6.08)

Distributions
From net investment income	(0.21)	(0.13)	(0.20)	–	(C)	(0.46)
From net realized gains	–	–	–	(0.15)	(1.88)

Total distributions	(0.21)	(0.13)	(0.20)	(0.15)	(2.34)

Net asset value
End of year	$10.99	$9.63	$11.42	$10.77	$8.70

Total return(B)	16.44%	(14.56)%	8.20%	25.68%	(39.05)%

Net assets end of year (000’s)	$17,487	$14,029	$16,401	$13,613	$9,046
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	1.32%	1.32%	1.32%	1.32%	1.32%
Before reimbursement/recapture	1.34%	1.32%	1.31%	1.37%	1.34%
Net investment income to average net assets	1.51%	1.24%	0.96%	1.30%	1.84%
Portfolio turnover rate	35%	46%	21%	38%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Rounds to less than $(0.01) or $0.01.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Morgan Stanley Active International

Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Active International Allocation VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International

Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2012 are listed in the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity price risks, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2012 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trust (“REITs”): Dividend income related to a Real Estate Investment Trust is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economical conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International

Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2012:

	Market Value	% of Net Assets

Transamerica International Moderate Growth VP	$ 11,991	10.32%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.85%
Over $250 million up to $1 billion	0.80%
Over $1 billion	0.775%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

1.07% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount reimbursed/waived by TAM was $29.

The following amount was available for recapture by TAM as of December 31, 2012:

Amount Available	Year Reimbursed	Available Through
$29	2012	12/31/2014

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$38,366
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	66,491
U.S. Government	—

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of futures contracts held throughout the year averaged 6 contracts, with an overall decrease from 7 contracts at the beginning of the year to 6 contracts by year end. The volume of forward contracts held throughout the year averaged 10 contracts, beginning and ending the year at 12 contracts. The tables below highlight the types of risk associated with the Portfolio and how the aforementioned derivative instruments are used to mitigate such risks:

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts	Equity contracts	Total
Asset derivatives
Unrealized appreciation on futures contracts*	$-	$90	$90
Unrealized appreciation on forward foreign currency contracts	177	-	177
Liability derivatives
Unrealized depreciation on forward foreign currency contracts	(55)	-	(55)
Total	$122	$90	$212

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts	Equity contracts	Total
Net Realized Gain (Loss) on Derivatives recognized in income
Net realized gain (loss) on futures contracts	$-	$1,763	$1,763
Net realized gain on forward foreign currency transactions ~	177	-	177
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	-	233	233
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions ŧ	162	-	162
Total	$339	$1,996	$2,335
~	Included within net realized gain (loss) on transactions from foreign currency transactions.
ŧ	Included within net change in unrealized appreciation (depreciation) on translation of the assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives (forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	309

Undistributed (accumulated) net realized gain (loss) from investment securities	(309)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$12,135	December 31, 2017

1,954	December 31, 2018

5,432	Short-Term Indefinitely

2,583	Long-Term Indefinitely

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$2,474

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	2,545

Long-term Capital Gain	–

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$ 2,945

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(22,104)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	5,329

Other Temporary Differences	–

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Effective on or about May 1, 2013, TAM will terminate its investment sub-advisory agreement with Morgan Stanley Investment Management with respect to the Portfolio and will enter into a new investment sub-advisory agreement with Thompson, Siegel & Walmsley, LLC (“TS&W”). In connection with the change in sub—adviser, the Portfolio’s investment objectives and strategies, advisory and sub-advisory fees and name will change. The Portfolio will be renamed Transamerica TS&W International Equity VP. Upon the effective date of this change in sub-adviser to TS&W, TAM’s advisory fee schedule will decrease as set forth below:

First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million up to $1 billion	0.725%
Over $1 billion	0.70%

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Morgan Stanley Active International Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Morgan Stanley Active International Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Morgan Stanley Active International Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
10,605,332.5650	114,664.3411	318,881.7119

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
10,536,339.4916	180,621.4284	321,917.6980

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
10,568,706.3414	152,319.6548	317,852.6218

Proposal III.C — Concentration

Affirmative	Against	Abstain
10,506,255.1128	177,785.0098	354,838.4954

Proposal III.D — Diversification

Affirmative	Against	Abstain
10,540,373.8014	168,924.7049	329,580.1117

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Active International Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

MARKET ENVIRONMENT

Despite economic uncertainties in the U.S., Europe, and China, accommodative monetary policy from central banks around the world helped buoy the prices of stocks and other risky assets during the 12 months ended December 31, 2012. The market was volatile during the year. The U.S. economy appeared to hit a soft patch in the spring, problems in Greece and Spain reignited concerns about the European debt crisis, and the lack of resolution about the “fiscal cliff” (the automatic tax increases and spending cuts triggered on January 1, 2013 that could lead to another recession) weighed on the market. However, a pledge by the European Central Bank President to do “whatever it takes” to preserve the euro and additional stimulus from the U.S. Federal Reserve, including a third round of quantitative easing, or “QE3”, eased fears. Corporate earnings growth remained strong, further contributing to market gains during the year, but was expected to weaken in 2013.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Morgan Stanley Capital Growth VP, Initial Class returned 15.55%. By comparison, its benchmark, the Russell 1000® Growth Index (“Russell 1000® Growth”) returned 15.26%.

STRATEGY REVIEW

Stock selection in the technology sector dampened relative returns, with exposure to social networking web site Facebook, Inc. detracting the most. Stock selection in materials and processing was detrimental as well, driven by weakness from a position in Molycorp, Inc., a rare earths miner. Another area of weakness was the producer durables sector. Both stock selection and an underweight in the sector were unfavorable to relative results. Holdings in Expeditors International of Washington, Inc., a global logistics firm, and Li & Fung, Ltd., a global consumer goods sourcing company based in China, and not represented in the Russell 1000® Growth, were the main detractors.

Conversely, stock selection in the consumer discretionary sector was the largest contributor to relative performance. Within the sector, a position in online retailer Amazon.com, Inc. led gains. The financial services sector also drove positive relative performance, due to both stock selection and an overweight in the sector. A holding in Brookfield Asset Management, Inc., a global asset manager focused on property, power and infrastructure assets, was the top contributor in the sector. An underweight to the consumer staples sector benefited relative performance as well.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani, CFA

Alexander T. Norton

Jason C. Yeung, CFA

Armistead B. Nash

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	15.55%	2.46%	7.58%	05/03/1999
Russell 1000® Growth *	15.26	3.12	7.52
Service Class	15.20%	2.19%	7.06%	05/01/2003

NOTES

* The Russell 1000® Growth Index (“Russell 1000® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica Morgan Stanley Capital Growth VP
Initial Class	$1,000.00	$1,041.30	$4.62	$1,020.61	$4.57	0.90%
Service Class	1,000.00	1,039.50	5.90	1,019.36	5.84	1.15

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	97.9%
Securities Lending Collateral	5.6
Repurchase Agreement	2.1
Preferred Stock	0.1
Other Assets and Liabilities - Net	(5.7)
Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
PREFERRED STOCK - 0.1%
Automobiles - 0.1%
Better Place, Series C ‡Ə§Δ	300,469	$90
Total Preferred Stock (cost $1,364)

COMMON STOCKS - 97.9%
Capital Markets - 1.7%
BlackRock, Inc. - Class A	13,952	2,884
Chemicals - 3.1%
Monsanto Co.	56,231	5,322
Commercial Services & Supplies - 3.7%
Edenred	206,403	6,384
Communications Equipment - 3.9%
Motorola Solutions, Inc.	120,587	6,714
Computers & Peripherals - 7.7%
Apple, Inc.	25,071	13,364
Diversified Financial Services - 2.5%
CME Group, Inc. - Class A	45,490	2,306
MSCI, Inc. - Class A ‡	65,844	2,041
Electrical Equipment - 2.7%
First Solar, Inc. ‡^	71,686	2,214
Sensata Technologies Holding NV ‡^	77,380	2,513
Food Products - 5.3%
DE Master Blenders 1753 NV ‡	347,498	3,992
Mead Johnson Nutrition Co. - Class A	39,850	2,626
Nestle SA ADR	39,588	2,580
Health Care Equipment & Supplies - 2.8%
Intuitive Surgical, Inc. ‡	9,989	4,898
Hotels, Restaurants & Leisure - 2.6%
Starbucks Corp.	83,971	4,503
Insurance - 2.0%
Progressive Corp.	166,156	3,506
Internet & Catalog Retail - 12.7%
Amazon.com, Inc. ‡	56,553	14,203
Groupon, Inc. - Class A ‡^	404,917	1,976
priceline.com, Inc. ‡	9,224	5,730
Internet Software & Services - 17.4%
Baidu, Inc. ADR ‡	44,694	4,482
Facebook, Inc. - Class A ‡	363,833	9,689
Google, Inc. - Class A ‡	15,807	11,213
LinkedIn Corp. - Class A ‡	24,646	2,830
Yandex NV - Class A ‡	80,442	1,735
IT Services - 7.3%
Mastercard, Inc. - Class A	12,449	6,116
Visa, Inc. - Class A	42,356	6,420

	Shares	Value (000’s)
Life Sciences Tools & Services - 2.9%
Illumina, Inc. ‡^	89,552	$4,978
Media - 3.1%
McGraw-Hill Cos., Inc.	49,980	2,733
Naspers, Ltd. - Class N	40,011	2,584
Oil, Gas & Consumable Fuels - 2.2%
Range Resources Corp.	35,747	2,246
Ultra Petroleum Corp. ‡^	83,431	1,513
Pharmaceuticals - 1.5%
Valeant Pharmaceuticals International, Inc. ‡	43,010	2,571
Professional Services - 3.1%
Intertek Group PLC	55,437	2,816
Verisk Analytics, Inc. - Class A ‡	50,354	2,568
Real Estate Management & Development - 3.7%
Brookfield Asset Management, Inc. - Class A	174,391	6,391
Software - 4.5%
Salesforce.com, Inc. ‡	27,374	4,602
VMware, Inc. - Class A ‡	21,647	2,038
Workday, Inc. - Class A ‡	20,503	1,117
Textiles, Apparel & Luxury Goods - 1.5%
Coach, Inc.	46,212	2,565

Total Common Stocks (cost $151,297)		168,963

SECURITIES LENDING COLLATERAL - 5.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	9,722,311	9,722
Total Securities Lending Collateral (cost $9,722)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 2.1%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $3,578 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $3,650.	$3,578	3,578
Total Repurchase Agreement (cost $3,578)

Total Investment Securities (cost $165,961)		182,353
Other Assets and Liabilities - Net		(9,800)

Net Assets		$172,553

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

Ə	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $90, or 0.05% of the portfolio’s net assets.
‡	Non-income producing security.
§	Illiquid. Total aggregate market value of illiquid securities is $90, or 0.05% of the portfolio’s net assets.
^	All or a portion of this security is on loan. The value of all securities on loan is $9,506.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $166,703. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $29,366 and $13,716, respectively. Net unrealized appreciation for tax purposes is $15,650.
Δ	Restricted. At 12/31/2012, the portfolio owned the following securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Preferred Stock	Better Place, Series C	11/11/2011	$1,364	$90	0.05%

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

DEFINITION:

ADR         American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$153,187	$15,776	$—	$168,963
Preferred Stock	—	—	90	90
Repurchase Agreement	—	3,578	—	3,578
Securities Lending Collateral	9,722	—	—	9,722
Total	$162,909	$19,354	$90	$182,353

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2011	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) ƒ	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012 ₪	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 12/31/2012 ƒ
Preferred Stock	$1,364	$—	$—	$—	$—	$(1,274)	$—	$—	$90	$(1,274)

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
ƒ	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 12/31/2012 may be due to an investment no longer held or categorized as Level 3 at period end.
₪	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $162,383) (including securities loaned of $9,506)	$178,775
Repurchase agreement, at value (cost: $3,578)	3,578
Receivables:
Investment securities sold	59
Shares sold	118
Securities lending income (net)	22
Dividends	43
Dividend reclaims	1
Prepaid expenses	1

182,597

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	109
Management and advisory fees	126
Distribution and service fees	4
Trustees fees	–(A)
Transfer agent fees	–(A)
Administration fees	4
Printing and shareholder reports fees	57
Audit and tax fees	13
Other	9
Collateral for securities on loan	9,722

10,044

Net assets	$172,553

Net assets consist of:
Capital stock ($.01 par value)	$167
Additional paid-in capital	154,564
Undistributed net investment income	1,296
Undistributed net realized gain from investment securities and foreign currency transactions	134
Net unrealized appreciation (depreciation) on:
Investment securities	16,392

Net assets	$172,553

Net assets by class:
Initial Class	$154,340
Service Class	18,213
Shares outstanding:
Initial Class	14,961
Service Class	1,779
Net asset value and offering price per share:
Initial Class	$10.32
Service Class	10.24

(A) Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $46)	$2,339
Interest income	–(A)
Securities lending income (net)	595

Total investment income	2,934

Expenses:
Management and advisory	1,421
Distribution and service:
Service Class	41
Printing and shareholder reports	72
Custody	54
Administration	41
Legal	10
Audit and tax	13
Trustees	6
Transfer agent	1
Other	5

Total expenses	1,664

Less waiver/reimbursement	(25)

Net expenses	1,639

Net investment income	1,295

Net realized gain (loss) on transactions from:
Investment securities	134
Foreign currency transactions	1

135

Net change in unrealized appreciation (depreciation) on:
Investment securities	23,248
Translation of assets and liabilities denominated in foreign currencies	2

Net change in unrealized appreciation (depreciation)	23,250

Net realized and change in unrealized gain	23,385

Net increase in net assets resulting from operations	$24,680

(A) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011

From operations:
Net investment income (loss)	$1,295	$(115)
Net realized gain from investment securities and foreign currency transactions	135	38,191
Net change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	23,250	(48,312)

Net increase (decrease) in net assets resulting from operations	24,680	(10,236)

From net realized gains:
Initial Class	(29,340)	—
Service Class	(3,080)	—

Total distributions to shareholders	(32,420)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,995	15,752
Service Class	11,417	11,105

	19,412	26,857

Dividends and distributions reinvested:
Initial Class	29,340	—
Service Class	3,080	—

	32,420	—

Cost of shares redeemed:
Initial Class	(28,141)	(34,637)
Service Class	(7,672)	(5,990)

	(35,813)	(40,627)

Net increase (decrease) in net assets from capital shares transactions	16,019	(13,770)

Net increase (decrease) in net assets	8,279	(24,006)

Net assets:
Beginning of year	164,274	188,280

End of year	$172,553	$164,274

Undistributed net investment income	$1,296	$—

Share activity:
Shares issued:
Initial Class	672	1,300
Service Class	983	925

	1,655	2,225

Shares issued-reinvested from dividends and distributions:
Initial Class	2,985	—
Service Class	315	—

	3,300	—

Shares redeemed:
Initial Class	(2,445)	(2,902)
Service Class	(665)	(513)

	(3,110)	(3,415)

Net increase (decrease) in shares outstanding:
Initial Class	1,212	(1,602)
Service Class	633	412

	1,845	(1,190)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$11.03	$11.71	$9.28	$7.43	$13.88
Investment operations
Net investment income (loss)(A)	0.09	(0.01)	– (B)	0.07	0.18
Net realized and unrealized gain (loss)	1.51	(0.67)	2.52	1.99	(4.67)

Total operations	1.60	(0.68)	2.52	2.06	(4.49)

Distributions
From net investment income	–	–	(0.09)	(0.21)	(0.21)
From net realized gains	(2.31)	–	–	–	(1.75)

Total distributions	(2.31)	–	(0.09)	(0.21)	(1.96)

Net asset value
End of year	$10.32	$11.03	$11.71	$9.28	$7.43

Total return(C)	15.55%	(5.81)%	27.44%	27.91%	(36.36)%

Net assets end of year (000’s)	$154,340	$151,683	$179,705	$156,691	$146,079
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	0.90%	0.90%	0.90%	0.90%	0.86%
Before reimbursement/recapture	0.91%	0.91%	0.91%	0.90%	0.86%
Net investment income (loss) to average net assets	0.75%	(0.05)%	–%(D)	0.94%	1.62%
Portfolio turnover rate	51%	105%(E)	44%	131%	35%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$10.99	$11.69	$9.27	$7.41	$13.83
Investment operations
Net investment income (loss)(A)	0.06	(0.03)	(0.02)	0.05	0.15
Net realized and unrealized gain (loss)	1.50	(0.67)	2.51	1.98	(4.66)

Total operations	1.56	(0.70)	2.49	2.03	(4.51)

Distributions
From net investment income	–	–	(0.07)	(0.17)	(0.16)
From net realized gains	(2.31)	–	–	–	(1.75)

Total distributions	(2.31)	–	(0.07)	(0.17)	(1.91)

Net asset value
End of year	$10.24	$10.99	$11.69	$9.27	$7.41

Total return(C)	15.20%	(5.99)%	27.09%	27.57%	(36.54)%

Net assets end of year (000’s)	$18,213	$12,591	$8,575	$5,301	$4,065
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	1.15%	1.15%	1.15%	1.15%	1.11%
Before reimbursement/recapture	1.16%	1.16%	1.16%	1.15%	1.11%
Net investment income (loss) to average net assets	0.52%	(0.28)%	(0.26)%	0.66%	1.35%
Portfolio turnover rate	51%	105%(E)	44%	131%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $(0.01) or $0.01.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Rounds to less than (0.01)% or 0.01%.
(E)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Restricted and illiquid securities: The Portfolio may invest in unregulated or restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2012 are listed in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2012 of $15 are included in net realized gain (loss) in the Statement of Operations.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

For assets and liabilities using significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the year. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Restricted securities (equity and debt): The Portfolio may invest in unregulated or otherwise restricted securities. Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by TAM’s Valuation Committee under the supervision of the Portfolio’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.80%
Over $500 million	0.675%

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.90% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount reimbursed/waived by TAM was $25.

The following amounts were available for recapture by TAM as of December 31, 2012:

Amount Available	Year Reimbursed	Available Through
$16	2011	12/31/2013
25	2012	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$87,548
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	98,899
U.S. Government	—

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	1

Undistributed (accumulated) net realized gain (loss) from investment securities	(1)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$11,623

Long-term Capital Gain	20,797

2011 Distributions paid from:

Ordinary Income	–

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$ 1,296

Undistributed Long-term Capital Gain	876

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	15,650

Other Temporary Differences	–

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Morgan Stanley Capital Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Morgan Stanley Capital Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Morgan Stanley Capital Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
13,721,322.1165	177,631.4522	326,935.9883

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
13,675,063.1505	207,258.7040	343,567.7025

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
13,615,524.9550	242,898.1797	367,466.4223

Proposal III.C — Concentration

Affirmative	Against	Abstain
13,721,978.4803	204,284.3013	299,626.7754

Proposal III.D — Diversification

Affirmative	Against	Abstain
13,697,439.6078	184,718.3671	343,731.5821

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Capital Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made Long-Term Capital Gain Designation of $20,797 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

(unaudited)

MARKET ENVIRONMENT

Despite economic uncertainties in the U.S., Europe and China, accommodative monetary policy from central banks around the world helped buoy the prices of stocks and other risky assets during the 12 months ended December 31, 2012. The market was volatile during the year. The U.S. economy appeared to hit a soft patch in the spring, problems in Greece and Spain reignited concerns about the European debt crisis, and the lack of resolution about the “fiscal cliff” (the automatic tax increases and spending cuts triggered on January 1, 2013 that could lead to another recession) weighed on the market. However, a pledge by the European Central Bank President to do “whatever it takes” to preserve the euro and additional stimulus from the U.S. Federal Reserve, including a third round of quantitative easing, or “QE3”, eased fears. Corporate earnings growth remained strong, further contributing to market gains during the year, but was expected to weaken in 2013.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Morgan Stanley Mid-Cap Growth VP, Initial Class returned 9.08%. By comparison, its benchmark, the Russell Midcap® Growth Index (“Russell Midcap® Growth”), returned 15.81%.

STRATEGY REVIEW

The technology sector detracted from performance, hurt by both stock selection and an overweight in the sector. A position in Zynga, Inc., a social network gaming developer, performed unfavorably. Stock selection and an underweight in the materials and processing sector hampered relative performance, primarily due to exposure to rare earths miners Lynas Corp., and Molycorp, Inc. An underweight in the sector also cost the portfolio relative performance, as materials and processing was the Russell Midcap® Growth’s best performing sector. Another area of relative weakness was stock selection in the consumer discretionary sector, where a position in New Oriental Education & Technology Group, a private educational services provider in China, hurt returns the most. Stock selection in the producer durables sector was a positive contributor to performance. A holding in Intertek Group PLC, a product testing and inspection firm (whose stock is not represented in the Russell Midcap® Growth), was the largest contributor in the sector. The utilities sector was additive as well, although the relative gains were somewhat offset by the negative effect of an overweight in the sector. Within the sector, exposure to infrastructure asset management company Brookfield Infrastructure Partners, LP was beneficial to performance.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani, CFA

Alexander T. Norton

Jason C. Yeung, CFA

Armistead B. Nash

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	9.08%	3.28%	8.86%	03/01/1993
Russell Midcap® Growth *	15.81	3.23	10.32
Service Class	8.78%	3.01%	8.20%	05/01/2003

NOTES

* The Russell Midcap® Growth Index (“Russell Midcap® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on life of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results, may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica Morgan Stanley Mid-Cap Growth VP
Initial Class	$1,000.00	$1,021.20	$4.72	$1,020.46	$4.72	0.93%
Service Class	1,000.00	1,019.80	5.99	1,019.20	5.99	1.18

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	96.9%
Securities Lending Collateral	13.0
Repurchase Agreement	2.3
Preferred Stocks	0.9
Convertible Preferred Stocks	0.1
Other Assets and Liabilities - Net	(13.2)
Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
CONVERTIBLE PREFERRED STOCKS - 0.1%
Automobiles - 0.0% ¥
Better Place ‡ § Δ	1,032,464	$309
Internet Software & Services - 0.1%
Dropbox, Inc. ‡ § Δ	41,951	380

Total Convertible Preferred Stocks (cost $2,961)		689

PREFERRED STOCKS - 0.9%
Automobiles - 0.0% ¥
Better Place - Series C ‡ § Δ	434,671	130
Internet Software & Services - 0.0% ¥
Peixe Urbano, Inc. ‡ § Δ	65,743	313
Software - 0.9%
Palantir Technologies, Inc. ‡ § Δ	423,610	1,296
Workday, Inc. ‡ § Δ	91,154	4,638

Total Preferred Stocks (cost $6,643)		6,377

COMMON STOCKS - 96.9%
Automobiles - 0.6%
Tesla Motors, Inc. ‡ ^	127,059	4,303
Beverages - 1.8%
Monster Beverage Corp. ‡	243,017	12,851
Biotechnology - 0.6%
Ironwood Pharmaceuticals, Inc. - Class A ‡ ^	411,733	4,566
Capital Markets - 0.9%
Greenhill & Co., Inc.	129,100	6,712
Chemicals - 2.8%
Intrepid Potash, Inc. ^	374,976	7,983
Rockwood Holdings, Inc.	247,395	12,236
Commercial Services & Supplies - 6.7%
Covanta Holding Corp.	548,687	10,107
Edenred	919,230	28,430
Stericycle, Inc. ‡	114,733	10,701
Communications Equipment - 3.9%
Motorola Solutions, Inc.	513,592	28,597
Construction Materials - 2.1%
Martin Marietta Materials, Inc. ^	162,229	15,295
Diversified Consumer Services - 3.8%
New Oriental Education & Technology Group ADR	570,672	11,088
Weight Watchers International, Inc. ^	317,176	16,608
Diversified Financial Services - 4.0%
IntercontinentalExchange, Inc. ‡	84,460	10,457
MSCI, Inc. - Class A ‡	609,662	18,893
Electric Utilities - 3.6%
Brookfield Infrastructure Partners, LP	753,159	26,549
Electrical Equipment - 3.0%
First Solar, Inc. ‡ ^	320,033	9,883
Sensata Technologies Holding NV ‡	381,251	12,383
Electronic Equipment & Instruments - 1.1%
Trimble Navigation, Ltd. ‡	138,426	8,275
Food Products - 3.8%
DE Master Blenders 1753 NV ‡	1,439,508	16,537
Mead Johnson Nutrition Co. - Class A	171,584	11,306
Health Care Equipment & Supplies - 3.8%
IDEXX Laboratories, Inc. ‡	114,569	10,632
Intuitive Surgical, Inc. ‡	34,023	16,684
Health Care Providers & Services - 1.8%
Qualicorp SA ‡	1,300,394	13,471
Health Care Technology - 1.8%
athenahealth, Inc. ‡	180,327	13,245
Hotels, Restaurants & Leisure - 1.5%
Dunkin’ Brands Group, Inc. ^	331,687	11,005

	Shares	Value (000’s)
Insurance - 3.5%
Arch Capital Group, Ltd. ‡	242,361	10,669
Progressive Corp.	705,405	14,884
Internet & Catalog Retail - 1.2%
Groupon, Inc. - Class A ‡ ^	1,756,543	8,572
Internet Software & Services - 10.5%
Akamai Technologies, Inc. ‡	292,132	$11,951
Dropbox, Inc. ‡ § Δ	423,376	3,831
LinkedIn Corp. - Class A ‡	176,779	20,299
MercadoLibre, Inc. ^	102,027	8,016
Qihoo 360 Technology Co., Ltd. ADR ‡ ^	143,446	4,259
SINA Corp. ‡	70,151	3,523
Yandex NV - Class A ‡	728,710	15,718
Youku Tudou, Inc. ADR ‡ ^	493,381	8,999
IT Services - 2.4%
Gartner, Inc. ‡	374,444	17,232
Life Sciences Tools & Services - 4.9%
Illumina, Inc. ‡ ^	460,382	25,592
Techne Corp.	141,645	9,680
Media - 2.1%
Aimia, Inc.	16,871	252
McGraw-Hill Cos., Inc.	278,074	15,203
Multiline Retail - 1.6%
Dollar Tree, Inc. ‡	280,338	11,371
Oil, Gas & Consumable Fuels - 3.2%
Range Resources Corp.	263,571	16,560
Ultra Petroleum Corp. ‡ ^	358,274	6,496
Professional Services - 7.7%
IHS, Inc. - Class A ‡	157,791	15,148
Intertek Group PLC	396,977	20,165
Verisk Analytics, Inc. - Class A ‡	403,385	20,573
Software - 10.7%
Citrix Systems, Inc. ‡	143,580	9,440
FactSet Research Systems, Inc. ^	50,136	4,415
Red Hat, Inc. ‡	192,371	10,188
Salesforce.com, Inc. ‡	125,758	21,140
Solera Holdings, Inc.	457,920	24,484
Workday, Inc. - Class A ‡	87,846	4,788
Zynga, Inc. - Class A ‡	1,673,249	3,966
Textiles, Apparel & Luxury Goods - 1.5%
Coach, Inc.	203,805	11,313

Total Common Stocks (cost $680,080)		707,524

SECURITIES LENDING COLLATERAL - 13.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	94,936,047	94,936
Total Securities Lending Collateral (cost $94,936)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 2.3%
State Street Bank & Trust Co. 0.03%▲ , dated 12/31/2012, to be repurchased at $16,742 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 2.00%, due 12/01/2027, and with a value of $17,080.	$16,742	16,742
Total Repurchase Agreement (cost $16,742)

Total Investment Securities (cost $801,362)		826,268
Other Assets and Liabilities - Net		(96,200)

Net Assets		$730,068

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

¥	Percentage rounds to less than 0.1%.
Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $10,897, or 1.49% of the portfolio’s net assets.
‡	Non-income producing security.
§	Illiquid. Total aggregate market value of illiquid securities is $10,897, or 1.49% of the portfolio’s net assets.
^	All or a portion of this security is on loan. The value of all securities on loan is $92,755.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $801,730. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $115,963 and $91,425, respectively. Net unrealized appreciation for tax purposes is $24,538.
Δ	Restricted. At 12/31/2012, the portfolio owned the following securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Convertible Preferred Stocks	Better Place	01/25/2010	$2,581	$309	0.04%
Convertible Preferred Stocks	Dropbox, Inc.	05/25/2012	380	380	0.05
Preferred Stocks	Better Place - Series C	11/11/2011	1,973	130	0.02
Preferred Stocks	Peixe Urbano, Inc.	12/02/2011	2,164	313	0.04
Preferred Stocks	Palantir Technologies, Inc.	07/19/2012	1,296	1,296	0.18
Preferred Stocks	Workday, Inc.	10/12/2011	1,210	4,638	0.64
Common Stocks	Dropbox, Inc.	05/01/2012	3,831	3,831	0.52
			$13,435	$10,897	1.49%

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$638,560	$65,133	$3,831	$707,524
Convertible Preferred Stocks	—	—	689	689
Preferred Stocks	—	—	6,377	6,377
Repurchase Agreement	—	16,742	—	16,742
Securities Lending Collateral	94,936	—	—	94,936
Total	$733,496	$81,875	$10,897	$826,268

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2011	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) ƒ	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 12/31/2012 ƒ
Common Stocks	$10,190	$3,831	$(4,256)	$—	$—	$(5,934)	$—	$—	$3,831	$—
Convertible Preferred Stocks	4,687	380	—	—	—	(4,378)	—	—	689	(4,378)
Preferred Stocks	7,850	1,296	(4,147)	—	—	1,378	—	—	6,377	(266)
Total	$22,727	$5,507	$(8,403)	$—	$—	$(8,934)	$—	$—	$10,897	$(4,644)

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
ƒ	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 12/31/2012 may be due to an investment no longer held or categorized as Level 3 at period end.
Total aggregate market value of Level 3 securities is 1.49% of the portfolio’s net assets. Quantitative information about significant unobservable inputs used in the fair value measurement are disclosed in the table on the following page.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (continued):

Quantitative Information about Significant Unobservable Inputs (Level 3):

Investment Securities	Fair Value at 12/31/2012 (000’s)	Valuation Technique(s)	Unobservable Input	Range	Weighted Average	Impact to Valuation from an Increase in input
Common Stock	$3,831	Market Comparable Companies	Enterprise Value / Revenue	7.5x - 17.9x	15.8x	Increase
			Discount for Lack of Marketability	10.0% - 10.0%	10.0%	Decrease
		Discounted Cash Flow	Weighted Average Cost of Capital	17% - 19%	18%	Decrease
			Perpetual Growth Rate	2.5% - 3.5%	3.0%	Increase
Convertible Preferred Stocks	$689	Asset Approach	Net Tangible Assets	$0.25 - $0.25	$0.25	Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.8x - 17.9x	4.2x	Increase
			Discount for Lack of Marketability	10.0% - 15.0%	14.8%	Decrease
		Discounted Cash Flow	Weighted Average Cost of Capital	17% - 26.0%	24.7%	Decrease
			Perpetual Growth Rate	2.5% - 4.5%	4.0%	Increase
Preferred Stocks	$6,377	Asset Approach	Net Tangible Assets	$0.25 - $0.25	$0.25	Increase
		Discount for illiquidity	Illiquidity discount amortized over the lockup period	6.67% - 6.67%	6.67%	Decrease
		Market Comparable Companies	Enterprise Value / Revenue	2.4x - 9.5x	5.9x	Increase
			Discount for Lack of Marketability	10.0% - 15.0%	14.6%	Decrease
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5% - 28.5%	21.5%	Decrease
			Perpetual Growth Rate	2.0% - 6.5%	3.4%	Increase

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $784,620) (including securities loaned of $92,755)	$809,526
Repurchase agreement, at value (cost: $16,742)	16,742
Receivables:
Investment securities sold	1,487
Shares sold	193
Securities lending income (net)	196
Dividends	196
Dividend reclaims	44
Prepaid expenses	5

828,389

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,767
Shares redeemed	751
Management and advisory fees	492
Distribution and service fees	18
Trustees fees	1
Transfer agent fees	1
Administration fees	15
Printing and shareholder reports fees	295
Audit and tax fees	13
Other	32
Collateral for securities on loan	94,936

98,321

Net assets	$730,068

Net assets consist of:
Capital stock ($.01 par value)	$261

Additional paid-in capital	681,559

Undistributed net investment income	6,762

Undistributed net realized gain from investment securities and foreign currency transactions	16,580

Net unrealized appreciation (depreciation) on:
Investment securities	24,906

Net assets	$730,068

Net assets by class:
Initial Class	$643,715
Service Class	86,353
Shares outstanding:
Initial Class	22,951
Service Class	3,141
Net asset value and offering price per share:
Initial Class	$28.05
Service Class	27.49

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $158)	$10,697
Interest income	8
Securities lending income (net)	3,063

Total investment income	13,768

Expenses:
Management and advisory	6,056
Distribution and service:
Service Class	224
Printing and shareholder reports	317
Custody	159
Administration	176
Legal	40
Audit and tax	10
Trustees	25
Transfer agent	5
Other	21

Total expenses	7,033

Net investment income	6,735

Net realized gain (loss) on transactions from:
Investment securities	17,183
Foreign currency transactions	(90)

17,093

Net change in unrealized appreciation (depreciation) on:
Investment securities	40,014
Translation of assets and liabilities denominated in foreign currencies	(11)

Net change in unrealized appreciation (depreciation)	40,003

Net realized and change in unrealized gain	57,096

Net increase in net assets resulting from operations	$63,831

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$6,735	$145
Net realized gain from investment securities and foreign currency transactions	17,093	69,583
Net change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	40,003	(106,380)

Net increase (decrease) in net assets resulting from operations	63,831	(36,652)

Distributions to shareholders:
From net investment income:
Initial Class	—	(1,704)
Service Class	—	(85)

	—	(1,789)

From net realized gains:
Initial Class	(32,933)	—
Service Class	(4,560)	—

Total distributions to shareholders	(37,493)	(1,789)

Capital share transactions:
Proceeds from shares sold:
Initial Class	61,604	46,592
Service Class	24,882	30,301

	86,486	76,893

Proceeds from fund acquisition:
Initial Class	—	189,203
Service Class	—	48,916

	—	238,119

Dividends and distributions reinvested:
Initial Class	32,234	1,704
Service Class	4,560	85

	36,794	1,789

Cost of shares redeemed:
Initial Class	(122,158)	(105,692)
Service Class	(31,240)	(16,517)

	(153,398)	(122,209)

Net increase (decrease) in net assets from capital shares transactions	(30,118)	194,592

Net increase (decrease) in net assets	(3,780)	156,151

Net assets:
Beginning of year	733,848	577,697

End of year	$730,068	$733,848

Undistributed net investment income	$6,762	$—

Share activity:
Shares issued:
Initial Class	2,179	1,515
Service Class	869	1,015

	3,048	2,530

Shares issued on fund acquisition:
Initial Class	—	6,974
Service Class	—	1,833

	—	8,807

Shares issued-reinvested from dividends and distributions:
Initial Class	1,198	60
Service Class	173	3

	1,371	63

Shares redeemed:
Initial Class	(4,314)	(3,515)
Service Class	(1,112)	(582)

	(5,426)	(4,097)

Net increase (decrease) in shares outstanding:
Initial Class	(937)	5,034
Service Class	(70)	2,269

	(1,007)	7,303

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010		2009	2008
Net asset value
Beginning of year	$27.13	$29.20	$21.82		$13.59	$25.83
Investment operations
Net investment income(A)	0.26	0.01	0.09		0.03	–	(B)
Net realized and unrealized gain (loss)	2.14	(1.98)	7.32		8.20	(11.80)

Total operations	2.40	(1.97)	7.41		8.23	(11.80)

Distributions
From net investment income	–	(0.10)	(0.03)		–	(0.44)
From net realized gains	(1.48)	–	–		–	–

Total distributions	(1.48)	(0.10)	(0.03)		–	(0.44)

Net asset value
End of year	$28.05	$27.13	$29.20		$21.82	$13.59

Total return(C)	9.08%	(6.77)%	33.90%		60.56%	(46.29)%

Net assets end of year (000’s)	$643,715	$648,157	$550,593		$437,513	$294,219
Ratio and supplemental data
Expenses to average net assets	0.90%	0.89%	0.90%		0.93%	0.87%
Net investment income to average net assets	0.92%	0.04%	0.37%		0.16%	0.03%
Portfolio turnover rate	31%	41%	43%		35%	39%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2012	2011	2010		2009	2008
Net asset value
Beginning of year	$26.69	$28.77	$21.52		$13.44	$25.56
Investment operations
Net investment income (loss)(A)	0.19	(0.05)	0.04		(0.01)	(0.05)
Net realized and unrealized gain (loss)	2.09	(1.96)	7.21		8.09	(11.68)

Total operations	2.28	(2.01)	7.25		8.08	(11.73)

Distributions
From net investment income	–	(0.07)	–	(B)	–	(0.39)
From net realized gains	(1.48)	–	–		–	–

Total distributions	(1.48)	(0.07)	–	(B)	–	(0.39)

Net asset value
End of year	$27.49	$26.69	$28.77		$21.52	$13.44

Total return(C)	8.78%	(7.01)%	33.58%		60.12%	(46.44)%

Net assets end of year (000’s)	$86,353	$85,691	$27,104		$10,729	$4,363
Ratio and supplemental data
Expenses to average net assets	1.15%	1.14%	1.15%		1.18%	1.12%
Net investment income (loss) to average net assets	0.66%	(0.19)%	0.19%		(0.60)%	(0.22)%
Portfolio turnover rate	31%	41%	43%		35%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $(0.01) or $0.01.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Mid-Cap Growth VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Restricted and illiquid securities: The Portfolio may invest in unregulated or restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2012 are listed in the Schedule of Investments.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2012 of $62 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer‘s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities using significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the year. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Restricted securities (equity and debt): The Portfolio may invest in unregulated or otherwise restricted securities. Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by TAM’s Valuation Committee under the supervision of the Portfolio’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2012:

	Market Value	% of Net Assets

Transamerica Asset Allocation - Growth VP	$12,313	1.69%

Transamerica Asset Allocation - Moderate Growth VP	54,048	7.40

Transamerica BlackRock Tactical Allocation VP	23,132	3.17

Total	$89,493	12.26%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $1 billion	0.80%
Over $1 billion	0.775%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

1.00% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$228,810
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	274,074
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(116)

Undistributed (accumulated) net investment income (loss)	27

Undistributed (accumulated) net realized gain (loss) from investment securities	89

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$–

Long-term Capital Gain	37,493

2011 Distributions paid from:

Ordinary Income	1,789

Long-term Capital Gain	–

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$6,645

Undistributed Long-term Capital Gain	17,065

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	24,538

Other Temporary Differences	¿

¿ Amount rounds to less than $1.

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Morgan Stanley Mid-Cap Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Morgan Stanley Mid-Cap Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Morgan Stanley Mid-Cap Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
23,166,253.9468	513,660.9919	587,683.9293

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
23,054,869.8631	570,648.2385	642,080.7664

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
23,089,017.8460	507,391.2608	671,189.7612

Proposal III.C — Concentration

Affirmative	Against	Abstain
23,008,804.6912	574,604.5632	684,189.6136

Proposal III.D — Diversification

Affirmative	Against	Abstain
23,155,998.3390	493,060.0773	618,540.4517

Transamerica Series Trust		Annual Report 2012

Transamerica Morgan Stanley Mid-Cap Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made Long-Term Capital Gain Designation of $37,493 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

(unaudited)

MARKET ENVIRONMENT

BlackRock Financial Management, Inc.

Investor anxiety remained high throughout the period. During the first quarter of the year, European debt concerns sent U.S. Treasury yields to record lows, but were partly alleviated by the effect of the European Central Bank’s (“ECB”) long-term refinancing operations. The second and third quarters were dominated by monetary policy uncertainty, both in the U.S. and Europe. In September, the announcement of stimulus packages from the U.S. and European central banks relieved this anxiety and resulted in an uptick in risk appetite.

During the last quarter, U.S. economic data pointed to a sustainable, modest recovery, with the all-important labor and housing markets showing signs of improvement. Although central banks continued to be accommodative, markets were concerned that the U.S. “fiscal cliff” and debt ceiling issues would derail the recovery and push the U.S. economy back into recession.

Sentiment out of Europe was cautiously optimistic given the Euro group’s agreement on an aid package for Greece as well as the bank recapitalization plan for four nationalized Spanish banks. However, Moody’s downgrade of France in November cast a gloom on the market and reminded investors that Europe’s problems were far from over.

J.P. Morgan Investment Management Inc.

U.S. equity markets climbed a wall of worry in 2012, as markets faced obstacles on several fronts, including an intensifying European debt crisis, economic slowdown in China, devastating hurricane in the Northeastern U.S. and ongoing dysfunction in Washington. Despite these and other events, U.S. equity markets generated solid returns as the Standard and Poor’s 500® Index (“S&P 500”) rose 16.00%, slightly outpaced by the 16.35% return for the Russell 2000® Index.

The year started off strong as the S&P 500 Index posted its strongest first-quarter gain since 1998. Investors were encouraged by an easing sovereign debt crisis in Europe. The ECB, through its second “Long Term Refinancing Option” in February, greatly reduced yields on the sovereign debt of troubled European countries, particularly Italy and Spain. Investor confidence did not last long as markets turned volatile over concerns of the future of the European Currency Union (“ECU”). A Greek exit from the ECU consumed most of the headlines. However, after a second election, a coalition of “pro Euro” parties prevailed and averted a Greek exit.

The turning point for the markets in 2012 were comments made in July by ECB President Mario Draghi, who stated that the ECB would do “whatever it takes to preserve the Euro.” Draghi’s plan to save the euro became known as “Outright Monetary Transactions”, which was well received by investors as yields on Spanish and Italian government bonds fell sharply. Aggressive monetary policy was constant as the U.S. Federal Reserve, Bank of England, Bank of Japan and Peoples Bank of China announced numerous policy actions over the year.

The fourth quarter was all about the U.S. presidential election and “fiscal cliff”, which would require over $600 billion of automatic tax increases and spending cuts to take effect in January of 2013. The election results were no surprise as President Barack Obama retained the White House, the Republicans kept their majority in the House of Representatives and the Democrats maintained control of the Senate. However, immediately after the election, investor attention turned to the “fiscal cliff”. Prospects of a “grand bargain” between Republican House Speaker John Boehner and President Obama were short lived as negotiations came to a standstill. It was then left to Vice President Joe Biden and Senate Minority Leader Mitch McConnell to hammer out a deal.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Multi-Managed Balanced VP, Initial Class returned 12.57%. By comparison, its primary and secondary benchmarks, The Standard & Poor’s 500® Index and the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”), returned 16.00 % and 4.22%, respectively.

STRATEGY REVIEW

BlackRock Financial Management, Inc.

The portfolio maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index throughout most of the period. The overall impact of duration and curve positioning on performance for the 12-month period was positive.

Throughout the 12-month period, the portfolio was overweight relative to its benchmark in non-government spread sectors and underweight in U.S. government-related sectors. The portfolio benefited from exposure to high quality securitized sectors such as commercial mortgage backed securities (“CMBS”), and asset backed securities (“ABS”). The shrinking universe of high quality product combined with investor demand for yield ensured that the ABS and CMBS sectors continued to perform well.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

BlackRock Financial Management, Inc. (continued)

In mortgage backed securities (“MBS”), we benefited by adding agency MBS positions prior to the September third round of quantitative easing (“QE3”) announcement and the subsequent spread compression. Our positions in non-Agency MBS also contributed positively towards performance. Finally, the portfolio also benefited from its exposure to investment grade and high yield credit, as well as sovereign debt.

The portfolio maintained a short duration bias for most of the year.

The portfolio’s management team tactically managed investment grade credits, cautiously seeking to take advantage of relative value opportunities in industrials and financials. CMBS and ABS were added to the portfolio to take advantage of the opportunities in these sectors. Liquidity was maintained in the portfolio through core allocations to agency MBS and U.S. Treasuries.

At period end, the portfolio was generally underweight relative to the Barclays U.S. Aggregate Bond in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the portfolio was most significantly overweight in CMBS and ABS. Within the government sectors, the portfolio was underweight in U.S. Treasuries and agency debentures, while overweight agency MBS. The portfolio also held an out-of-index allocation to non-agency residential MBS and high yield corporate credit. The portfolio ended the period with a neutral duration relative to the benchmark index.

The portfolio uses interest rate derivative instruments, which may include futures contracts or options, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The portfolio may also trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the portfolio. During the period, derivatives had minimal impact on performance.

J.P. Morgan Investment Management Inc.

Transamerica Multi-Managed Balanced VP outperformed its benchmark during the fourth quarter as stock selection in the consumer cyclical, utilities and banks and brokers sectors contributed to performance. During the year, stock selection in the consumer cyclical, retail, and systems and network hardware sectors positively impacted portfolio returns.

An underweight in General Electric Co. added to returns as investors reacted negatively to disappointing third-quarter earnings results, partially attributed to weak organic growth. General Electric Co. continues to be expensive on a valuation basis as both an industrial company and as a bank. An overweight in Sempra Energy contributed to returns. Mainly a regulated utility in California, Sempra Energy recently received a more favorable-than-expected outcome in its rate case proceeding. Additionally, the liquid natural gas (“LNG”) export project at its Cameron facility looks more likely to proceed following the favorable report issued from the Department of Energy on LNG exports. We still like the name as a high-quality regulated utility that now has greater clarity on an accretive LNG export facility. Within communications equipment, an overweight in Cisco Systems, Inc. also added value in the quarter. Cisco Systems, Inc. historically has been the leading player in network equipment and is currently transitioning to become the number-one information technology vendor. Cisco Systems, Inc. has a dominant share in switching and routing, and share gains in servers and wireless local area networks, while experiencing strong growth in its services business. Management is also extremely focused on maintaining gross margin and integrating recent acquisitions.

On the negative side, stock selection in the systems and network hardware, basic materials and pharmaceutical/medical technology sectors detracted from performance during the quarter. During the year, stock selection in the basic materials, consumer stable and health services and systems sectors negatively impacted portfolio returns

Within the pharmaceuticals sector, an overweight in Merck & Co., Inc. detracted on underperformance driven by setbacks in its cholesterol and biosimilar programs. Despite recent negative developments, we still like in Merck & Co., Inc. due to its growing core franchise, a strong drug pipeline and a proven ability to increase its dividend going forward. Wells Fargo & Co. weighed on performance as the bank faced margin pressure in the quarter, largely due to the low interest rate environment. Banks with more substantial market activities like Citigroup, Inc. and Bank of America Corp. were able to enact large cost-cutting initiatives to boost returns.

This action drove the two stocks’ relative outperformance, causing Wells Fargo & Co. to fall behind. Wells Fargo’s disappointing third-quarter earnings also pressured the stock price. Despite recent underperformance, we are still constructive on the company’s fundamentals going forward. CSX Corp. detracted from performance during the quarter. Rail underperformance is mostly due to weakness in coal demand due to low natural gas prices, the warm winter and elevated stockpiles. The excess coal inventory overhang is expected to persist for the next few quarters.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

J.P. Morgan Investment Management Inc.

In the portfolio, we hold S&P 500® Index Futures for cash management purposes that generally constitute approximately 1% of the portfolio. These futures have minimal impact on the portfolio.

Rick Rieder Bob Miller	Scott Blasdell, CFA Terance Chen, CFA Raffaele Zingone, CFA

Co-Portfolio Managers BlackRock Financial Management, Inc.	Co-Portfolio Managers J.P. Morgan Investment Management Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	12.57%	4.41%	7.72%	05/01/2002
S&P 500 *	16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond *	4.22%	5.95%	5.18%
Service Class	12.40%	4.17%	7.45%	05/01/2003

NOTES

* The Standard & Poor’s 500® Index (“S&P 500”) and Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica Multi-Managed Balanced VP
Initial Class	$1,000.00	$1,050.60	$4.59	$1,020.66	$4.52	0.89%
Service Class	1,000.00	1,049.80	5.87	1,019.41	5.79	1.14

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	60.4%
U.S. Government Agency Obligations	18.5
Corporate Debt Securities	10.3
Mortgage-Backed Securities	5.4
Asset-Backed Securities	4.1
U.S. Government Obligations	3.4
Securities Lending Collateral	3.0
Foreign Government Obligations	2.0
Short-Term Investment Company	0.9
Repurchase Agreement	0.7
Structured Notes Debt	0.2
Preferred Corporate Debt Securities	0.2
Short-Term U.S. Government Obligation	0.1

Asset Type (continued)	% of Net Assets
Preferred Stock	0.0	%(A)
Purchased Option	0.0	(A)
Other Assets and Liabilities - Net(B)	(9.2)
Total	100.0%

(A)	Amount rounds to less than 0.1%.
(B)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)

U.S. GOVERNMENT OBLIGATIONS - 3.4%
U.S. Treasury Bond
2.75%, 11/15/2042	$6,879	$6,627
U.S. Treasury Inflation Indexed Bond
0.75%, 02/15/2042	650	712
U.S. Treasury Note
0.25%, 11/30/2014	470	470
0.38%, 11/15/2015 ^	553	554
0.63%, 11/30/2017 g	1,997	1,990
1.00%, 11/30/2019 ^	2,860	2,832
1.63%, 11/15/2022	3,147	3,113

Total U.S. Government Obligations (cost $16,584)		16,298

U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.5%
Fannie Mae
1.81%, 10/09/2019 ▲	495	434
2.50%, 12/01/2027	100	105
3.00%, 11/01/2032 - 01/01/2033	2,295	2,415
3.33%, 06/01/2041 *	228	241
3.49%, 09/01/2041 *	240	253
3.50%, 01/01/2027 - 12/01/2042	7,054	7,537
4.00%, 02/01/2025 - 10/01/2042	9,186	9,917
4.50%, 02/01/2025 - 03/01/2042	9,372	10,154
5.00%, 05/01/2018 - 12/01/2035	5,499	5,990
5.50%, 09/01/2034 - 11/01/2038	1,482	1,626
6.00%, 08/01/2036 - 10/01/2040	3,278	3,637
6.50%, 05/01/2040	1,253	1,407
Fannie Mae, TBA
2.50%	800	837
3.00%	2,180	2,298
3.50%	700	746
4.00%	3,000	3,215
4.50%	4,300	4,642
5.50%	3,200	3,478
Freddie Mac
2.87%, 12/25/2021	655	695
3.50%, 11/01/2042	1,398	1,491
3.97%, 01/25/2021 *	460	527
4.50%, 10/01/2041	2,196	2,357
5.00%, 04/01/2018 - 03/01/2038	898	965
5.50%, 09/01/2018 - 07/01/2037	856	929
6.00%, 12/01/2037	377	417
Freddie Mac, IO
1.32%, 08/25/2022 *	1,520	150
1.52%, 06/25/2022 *	2,369	263
1.56%, 12/25/2018 *	1,110	88
1.78%, 05/25/2019 *	919	88
Freddie Mac, TBA
3.50%	5,700	6,062
4.00%	2,500	2,669
4.50%	300	322
FREMF Mortgage Trust
3.56%, 08/25/2045 - 144A *	205	210
3.66%, 10/25/2045 - 144A *	340	331
4.02%, 11/25/2044 - 144A *	75	73
Ginnie Mae
4.00%, 09/15/2040 - 07/15/2042	1,011	1,110
4.50%, 05/20/2040 - 02/15/2042	4,779	5,274
Ginnie Mae, IO
1.01%, 02/16/2053 *	1,301	109
Ginnie Mae, TBA
3.50%	100	109

	Principal (000’s)		Value (000’s)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Ginnie Mae, TBA (continued)
4.00%		$1,800	$1,960
4.50%		600	656
5.00%		3,100	3,381

Total U.S. Government Agency Obligations (cost $88,367)			89,168

FOREIGN GOVERNMENT OBLIGATIONS - 2.0%
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 04/15/2023	EUR	1,898	2,633
Italy Buoni Poliennali del Tesoro
4.75%, 06/01/2017		2,225	3,125
5.25%, 08/01/2017		470	675
Poland Government International Bond
5.13%, 04/21/2021 ^		$220	261
Republic of Argentina
2.50%, 12/31/2038		760	273
Republic of Brazil
7.13%, 01/20/2037		100	153
Republic of Poland
6.38%, 07/15/2019		90	112
Republic of South Africa
5.50%, 03/09/2020		215	255
Republic of Turkey
5.63%, 03/30/2021		175	208
7.00%, 03/11/2019		110	137
Russian Federation
7.50%, 03/31/2030 - Reg S		651	836
Turkey Government International Bond
6.25%, 09/26/2022		200	249
United Mexican States
5.13%, 01/15/2020		430	514

Total Foreign Government Obligations (cost $8,885)			9,431

MORTGAGE-BACKED SECURITIES - 5.4%
American General Mortgage Loan Trust
Series 2009-1, Class A6
5.75%, 09/25/2048 - 144A *		1,145	1,176
American Tower Trust
Series 2007-1A, Class AFX
5.42%, 04/15/2037 - 144A		485	497
Series 2007-1A, Class C
5.62%, 04/15/2037 - 144A		1,340	1,370
Banc of America Large Loan, Inc.
Series 2010-HLTN, Class HLTN
2.51%, 11/15/2015 - 144A *		659	658
Series 2010-UB4, Class A4A
5.01%, 12/20/2041 - 144A *		370	388
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2007-1, Class AMFX
5.48%, 01/15/2049 *		30	32
Series 2007-3, Class AM
5.69%, 06/10/2049 *		215	235
Banc of America Re-REMIC Trust
Series 2012-CLRN, Class A
1.36%, 08/15/2029 - 144A *		154	155
BB-UBS Trust
Series 2012-TFT, Class C
3.47%, 06/05/2030 - 144A *		100	95
BB-UBS Trust, IO
Series 2012-SHOW, Class XA
0.60%, 11/05/2036 - 144A *		3,935	244

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

MORTGAGE-BACKED SECURITIES (continued)
BCAP LLC Trust
Series 2009-RR3, Class 2A1
4.77%, 05/26/2037 - 144A *	$85	$86
Series 2009-RR6, Class 2A1
2.98%, 08/26/2035 - 144A *	323	293
Series 2009-RR10, Class 2A1
3.12%, 08/26/2035 - 144A *	460	454
Series 2009-RR13, Class 13A3
5.25%, 03/26/2037 - 144A *	189	190
Series 2009-RR14, Class 1A1
6.05%, 05/26/2037 - 144A *	527	563
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 - 144A *	536	557
Series 2010-RR6, Class 1A5
5.00%, 08/26/2022 - 144A *	202	206
COMM Mortgage Trust
Series 2010-RR1, Class GEB
5.54%, 12/11/2049 - 144A *	120	135
Commercial Mortgage Pass-Through Certificates
Series 2006-C7, Class AM
5.77%, 06/10/2046 *	590	645
Series 2006-C8, Class AM
5.35%, 12/10/2046	235	261
Series 2012-LTRT, Class A2
3.40%, 10/05/2030 - 144A	490	513
Commercial Mortgage Pass-Through Certificates, IO
Series 2012-CR1, Class XA
2.26%, 05/15/2045 *	2,382	329
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C3, Class AJ
4.77%, 07/15/2037	50	52
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class A3
5.47%, 09/15/2039	600	681
Series 2007-C4, Class A3
5.76%, 09/15/2039 *	865	900
Series 2009-16R, Class 11A1
7.00%, 08/26/2036 - 144A	251	261
Series 2010-15R, Class 2A1
3.50%, 05/26/2036 - 144A *	365	380
Series 2010-18R, Class 3A1
4.00%, 03/26/2037 - 144A	287	294
Series 2010-RR1, Class 2A
5.70%, 09/15/2040 - 144A *	635	737
DBRR Trust
Series 2011-C32, Class A3A
5.74%, 06/17/2049 - 144A *	150	176
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	838	840
Deutsche ALT-A Securities, Inc., Mortgage Loan Trust
Series 2007-RMP1, Class A2
0.36%, 12/25/2036 *	303	223
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class AM
5.48%, 03/10/2039	80	87
Series 2007-GG11, Class A4
5.74%, 12/10/2049	100	118
GS Mortgage Securities Corp. II
Series 2006-GG8, Class AJ
5.62%, 11/10/2039	190	173
Series 2006-GG8, Class AM
5.59%, 11/10/2039	80	90

	Principal (000’s)	Value (000’s)

MORTGAGE-BACKED SECURITIES (continued)
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
2.93%, 12/26/2037 - 144A *	$292	$293
Series 2009-R7, Class 1A1
2.91%, 02/26/2036 - 144A *	503	487
Series 2009-R7, Class 4A1
2.92%, 09/26/2034 - 144A *	412	395
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 - 144A	218	228
Series 2009-R7, Class 12A1
5.08%, 08/26/2036 - 144A *	237	234
Series 2009-R9, Class 1A1
2.70%, 08/26/2046 - 144A *	326	324
Series 2010-R3, Class 1A1
3.03%, 03/21/2036 - 144A *	293	302
Series 2010-R6, Class 1A1
4.00%, 09/26/2037 - 144A	210	213
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Class A1A
4.16%, 01/12/2039 - 144A	774	796
Series 2006-CB14, Class AM
5.45%, 12/12/2044 *	70	76
Series 2007-CB20, Class AM
5.88%, 02/12/2051 *	460	533
Series 2008-C2, Class ASB
6.13%, 02/12/2051 *	489	533
Series 2010-C1, Class B
5.95%, 06/15/2043 - 144A	420	502
JPMorgan Chase Commercial Mortgage
Securities Corp., IO
Series 2012-CBX, Class XA
2.05%, 06/15/2045 *	1,132	131
JPMorgan Re-REMIC
Series 2009-7, Class 8A1
5.36%, 01/27/2047 - 144A *	212	216
Series 2010-4, Class 7A1
1.87%, 08/26/2035 - 144A *	388	384
LB-UBS Commercial Mortgage Trust
Series 2004-C8, Class C
4.93%, 12/15/2039 *	685	724
Series 2005-C2, Class AJ
5.21%, 04/15/2030 *	165	174
Series 2007-C1, Class AM
5.46%, 02/15/2040	150	169
Series 2007-C6, Class A4
5.86%, 07/15/2040 *	170	203
Series 2007-C7, Class A3
5.87%, 09/15/2045 *	210	250
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-9, Class A4
5.70%, 09/12/2049	780	915
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class A2FX
5.59%, 04/12/2049 *	280	289
Series 2007-HQ12, Class AM
5.58%, 04/12/2049 *	85	90
Morgan Stanley Capital I, Trust., IO
Series 2012-C4, Class XA
2.70%, 03/15/2045 - 144A *	2,074	303

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Re-REMIC Trust
1.00%, 03/27/2051	$330	$326
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	85	86
Series 2012-XA, Class A
2.00%, 07/27/2049 - 144A	296	299
Motel 6 Trust
Series 2012-MTL6, Class B
2.74%, 10/05/2025 - 144A	385	389
S2 Hospitality LLC
Series 2012-LV1, Class A
4.50%, 04/15/2025 - 144A	177	177
STRIPs, Ltd.
Series 2012-1A, Class A
1.50%, 12/25/2044 - 144A	587	580
Wachovia Bank Commercial Mortgage Trust
Series 2007-C33, Class A4
5.92%, 02/15/2051 *	190	223
Wells Fargo Re-REMIC Trust
Series 2012-IO, Class A
1.75%, 08/20/2021 - 144A	321	323
WF-RBS Commercial Mortgage Trust, IO
Series 2012-C9, Class XA
2.29%, 11/15/2045 - 144A *	1,875	268
Series 2012-C10, Class XA
1.86%, 12/15/2045 - 144A *	2,560	320

Total Mortgage-Backed Securities (cost $24,920)		25,849

ASSET-BACKED SECURITIES - 4.1%
AH Mortgage Advance Co., Ltd.
Series SART-3, Class 1A1
2.98%, 03/13/2043 - 144A	275	276
AH Mortgage Advance Trust
Series SART-1, Class A1R
2.23%, 05/10/2043 - 144A	250	250
AmeriCredit Automobile Receivables Trust
Series 2011-5, Class C
3.44%, 10/08/2017	230	243
Series 2012-2, Class C
2.64%, 10/10/2017	160	164
Series 2012-2, Class D
3.38%, 04/09/2018	225	233
Series 2012-3, Class C
2.42%, 05/08/2018	160	166
Series 2012-3, Class D
3.03%, 07/09/2018	100	102
Series 2012-5, Class C
1.69%, 11/08/2018	185	185
Series 2012-5, Class D
2.35%, 12/10/2018	215	215
CarMax Auto Owner Trust
Series 2012-1, Class B
1.76%, 08/15/2017	90	92
Series 2012-1, Class C
2.20%, 10/16/2017	55	56
Series 2012-1, Class D
3.09%, 08/15/2018	70	72
Chesapeake Funding LLC
Series 2012-1A, Class B
1.81%, 11/07/2023 - 144A *	200	200
Credit Acceptance Auto Loan Trust
Series 2012-1A, Class A
2.20%, 09/16/2019 - 144A	500	503

	Principal (000’s)	Value (000’s)

ASSET-BACKED SECURITIES (continued)
Credit Acceptance Auto Loan Trust (continued)
Series 2012-2A, Class A
1.52%, 03/16/2020 - 144A	$250	$250
DT Auto Owner Trust
Series 2012-1A, Class B
2.26%, 10/16/2017 - 144A	250	250
Series 2012-1A, Class C
3.38%, 10/16/2017 - 144A	250	251
Series 2012-1A, Class D
4.94%, 07/16/2018 - 144A	250	253
Ford Credit Floorplan Master Owner Trust
Series 2010-5, Class C
2.07%, 09/15/2015 - 144A	135	136
Series 2010-5, Class D
2.41%, 09/15/2015 - 144A	75	75
Series 2011-2, Class C
2.37%, 09/15/2015	175	176
Series 2011-2, Class D
2.86%, 09/15/2015	120	120
Series 2012-1, Class C
1.71%, 01/15/2016 *	210	211
Series 2012-1, Class D
2.31%, 01/15/2016 *	190	191
Series 2012-2, Class C
2.86%, 01/15/2019	100	104
Series 2012-2, Class D
3.50%, 01/15/2019	100	104
Series 2012-4, Class C
1.39%, 09/15/2016	110	110
Series 2012-4, Class D
2.09%, 09/15/2016	200	200
HLSS Servicer Advance Receivables Backed Notes
Series 2012-T2, Class A1
1.34%, 10/15/2043 - 144A	100	100
Series 2012-T2, Class A2
1.99%, 10/15/2045 - 144A	100	101
Hyundai Auto Receivables Trust
Series 2012-A, Class D
2.61%, 05/15/2018	125	127
Nelnet Student Loan Trust
Series 2008-3, Class A4
1.96%, 11/25/2024 *	265	278
PFS Financing Corp.
Series 2012-AA, Class A
1.41%, 02/15/2016 - 144A *	210	212
Santander Consumer Acquired Receivables Trust
Series 2011-S1A, Class B
1.66%, 08/15/2016 - 144A	68	68
Santander Drive Auto Receivables Trust
Series 2011-1, Class D
4.01%, 02/15/2017	410	428
Series 2011-S1A, Class B
1.48%, 07/15/2013 - 144A	376	377
Series 2011-S2A, Class C
2.86%, 06/15/2017 - 144A	280	282
Series 2012-1, Class B
2.72%, 05/16/2016	105	108
Series 2012-1, Class C
3.78%, 11/15/2017	140	146
Series 2012-2, Class C
3.20%, 02/15/2018	625	645
Series 2012-2, Class D
3.87%, 02/15/2018	380	398

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust (continued)
Series 2012-3, Class B
1.94%, 12/15/2016	$360	$364
Series 2012-3, Class C
3.01%, 04/16/2018	485	500
Series 2012-3, Class D
3.64%, 05/15/2018	400	416
Series 2012-4, Class C
2.94%, 12/15/2017	200	207
Series 2012-4, Class D
3.50%, 06/15/2018	270	281
Series 2012-5, Class B
1.56%, 08/15/2018	360	362
Series 2012-5, Class C
2.70%, 08/15/2018	170	176
Series 2012-5, Class D
3.30%, 09/17/2018	145	149
Series 2012-6, Class B
1.33%, 05/15/2017	195	195
Series 2012-6, Class C
1.94%, 03/15/2018	135	135
Series 2012-AA, Class B
1.21%, 10/16/2017 - 144A	480	480
Series 2012-AA, Class C
1.78%, 11/15/2018 - 144A	900	901
Series 2012-AA, Class D
2.46%, 12/17/2018 - 144A	400	400
SLM Student Loan Trust
Series 2004-B, Class A2
0.51%, 06/15/2021 *	616	608
Series 2005-A, Class A3
0.51%, 06/15/2023 *	445	399
Series 2005-B, Class A2
0.49%, 03/15/2023 *	391	382
Series 2011-B, Class A2
3.74%, 02/15/2029 - 144A	100	108
Series 2011-C, Class A2B
4.54%, 10/17/2044 - 144A	280	313
Series 2012-A, Class A1
1.61%, 08/15/2025 - 144A *	134	136
Series 2012-A, Class A2
3.83%, 01/17/2045 - 144A	150	162
Series 2012-B, Class A2
3.48%, 10/15/2030 - 144A	550	587
Series 2012-C, Class A1
1.31%, 08/15/2023 - 144A *	306	308
Series 2012-C, Class A2
3.31%, 10/15/2046 - 144A	555	589
Series 2012-D, Class A2
2.95%, 02/15/2046 - 144A	660	692
Series 2012-E, Class A1
0.96%, 10/16/2023 - 144A *	293	294
TAL Advantage LLC
Series 2011-1A, Class A
4.60%, 01/20/2026 - 144A	1,006	1,046
World Financial Network Credit Card Master Trust
Series 2012-C, Class A
2.23%, 08/15/2022	460	472
Series 2012-D, Class A
2.15%, 04/17/2023	595	604

Total Asset-Backed Securities (cost $19,334)		19,724

	Principal (000’s)	Value (000’s)

PREFERRED CORPORATE DEBT SECURITIES - 0.2%
Commercial Banks - 0.1%
Capital One Capital VI
8.88%, 05/15/2040	$285	$285
Fifth Third Capital Trust IV
6.50%, 04/15/2037 *	180	180
Insurance - 0.1%
MetLife Capital Trust IV
7.88%, 12/15/2037 - 144A	355	435

Total Preferred Corporate Debt Securities (cost $862)		900

CORPORATE DEBT SECURITIES - 10.3%
Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 07/15/2022	150	151
Heineken NV
1.40%, 10/01/2017 - 144A	60	60
2.75%, 04/01/2023 - 144A	365	358
Pernod-Ricard SA
4.45%, 01/15/2022 - 144A	450	498
Capital Markets - 0.2%
Goldman Sachs Group, Inc.
5.75%, 01/24/2022 ^	805	952
Chemicals - 0.1%
CF Industries, Inc.
7.13%, 05/01/2020	450	566
Commercial Banks - 0.5%
Caixa Economica Federal
2.38%, 11/06/2017 - 144A	160	159
3.50%, 11/07/2022 - 144A	150	152
Discover Bank
7.00%, 04/15/2020	475	590
HSBC Bank Brasil SA - Banco Multiplo
4.00%, 05/11/2016 - 144A	690	716
HSBC Bank PLC
3.10%, 05/24/2016 - 144A	340	359
Sberbank of Russia Via SB Capital SA
6.13%, 02/07/2022 - Reg S	200	229
Commercial Services & Supplies - 0.1%
United Rentals North America, Inc.
7.63%, 04/15/2022 - 144A	370	413
Containers & Packaging - 0.3%
Rexam PLC
6.75%, 06/01/2013 - 144A	1,255	1,263
Rock-Tenn Co.
4.00%, 03/01/2023 - 144A	287	292
Diversified Financial Services - 1.5%
Bank of America Corp.
3.88%, 03/22/2017	255	277
5.70%, 01/24/2022 ^	800	962
7.63%, 06/01/2019	150	192
Bank of America Corp. - Series MTNL
5.65%, 05/01/2018	1,235	1,436
Citigroup, Inc.
4.45%, 01/10/2017	100	111
4.59%, 12/15/2015	1,180	1,288
Ford Motor Credit Co. LLC
4.25%, 09/20/2022	260	275
5.00%, 05/15/2018	200	221
6.63%, 08/15/2017	200	234

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

Diversified Financial Services (continued)
JPMorgan Chase & Co.
3.25%, 09/23/2022	$346	$356
Northern Rock Asset Management PLC
5.63%, 06/22/2017 - 144A	200	232
Permanent TSB PLC
3.60%, 01/14/2013 - 144A	1,110	1,110
Swiss Re Capital I LP
6.85%, 05/25/2016 - 144A *Ž ^	270	283
Diversified Telecommunication Services - 0.2%
AT&T, Inc.
2.63%, 12/01/2022	243	243
5.35%, 09/01/2040	200	233
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 ^	220	237
Sprint Capital Corp.
6.88%, 11/15/2028	175	182
Verizon Communications, Inc.
6.40%, 02/15/2038	175	237
Electric Utilities - 1.2%
Alabama Power Co.
3.95%, 06/01/2021	225	251
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	107	122
8.88%, 11/15/2018	59	79
Duke Energy Carolinas LLC
4.25%, 12/15/2041	170	178
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.
10.00%, 12/01/2020 ^	560	631
Florida Power & Light Co.
5.95%, 02/01/2038	170	226
Georgia Power Co.
3.00%, 04/15/2016	395	422
Hydro-Quebec
8.05%, 07/07/2024	2,560	3,766
Jersey Central Power & Light Co.
7.35%, 02/01/2019 ^	120	153
Energy Equipment & Services - 0.4%
Transocean, Inc.
2.50%, 10/15/2017	400	404
3.80%, 10/15/2022 ^	173	177
5.05%, 12/15/2016	370	412
6.00%, 03/15/2018	756	877
Food Products - 0.2%
Kraft Foods Group, Inc.
3.50%, 06/06/2022 - 144A	326	348
5.00%, 06/04/2042 - 144A	189	213
Mondelez International, Inc.
6.50%, 02/09/2040	290	389
Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp.
6.25%, 11/15/2015	547	616
Health Care Providers & Services - 0.2%
Coventry Health Care, Inc.
5.45%, 06/15/2021	205	243
HCA, Inc.
7.25%, 09/15/2020	175	194
Tenet Healthcare Corp.
6.25%, 11/01/2018	210	230
UnitedHealth Group, Inc.
3.38%, 11/15/2021	70	75
WellPoint, Inc.
3.30%, 01/15/2023	135	139

	Principal (000’s)	Value (000’s)

Hotels, Restaurants & Leisure - 0.1%
Caesars Entertainment Operating Co., Inc.
11.25%, 06/01/2017	$450	$482
Industrial Conglomerates - 0.1%
General Electric Co.
2.70%, 10/09/2022	217	221
4.13%, 10/09/2042	128	132
Insurance - 1.0%
Allianz Finance II BV - Series EMTN
5.75%, 07/08/2041 *	200	302
American International Group, Inc.
3.80%, 03/22/2017	401	434
4.88%, 06/01/2022 ^	657	749
5.45%, 05/18/2017	185	212
8.18%, 05/15/2058 *	65	85
AXA SA - Series EMTN
5.25%, 04/16/2040 *	100	138
Lincoln National Corp.
7.00%, 06/15/2040	70	91
Metropolitan Life Global Funding I
3.88%, 04/11/2022 - 144A	650	706
Muenchener Rueckversicherungs AG - Series EMTN
6.00%, 05/26/2041 *	200	316
Prudential Financial, Inc.
4.75%, 09/17/2015	630	691
5.38%, 06/21/2020 ^	270	316
5.88%, 09/15/2042 *	398	418
XL Group PLC
6.50%, 04/15/2017 *Ž ^	130	122
Marine - 0.0% ¥
DP World Sukuk, Ltd.
6.25%, 07/02/2017 - Reg S	160	180
Media - 0.9%
CBS Corp.
4.63%, 05/15/2018	80	90
8.88%, 05/15/2019	240	324
CC Holdings GS V LLC
3.85%, 04/15/2023 - 144A	199	202
Comcast Corp.
4.65%, 07/15/2042	692	729
COX Communications, Inc.
3.25%, 12/15/2022 - 144A	218	225
4.70%, 12/15/2042 - 144A	112	114
8.38%, 03/01/2039 - 144A	390	599
NBCUniversal Media LLC
2.88%, 01/15/2023	566	568
4.38%, 04/01/2021	235	264
5.15%, 04/30/2020	225	267
Time Warner Cable, Inc.
4.00%, 09/01/2021	262	288
4.50%, 09/15/2042	567	553
5.50%, 09/01/2041	185	206
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc.
3.55%, 03/01/2022	66	65
Novelis, Inc.
8.75%, 12/15/2020	395	441
Multiline Retail - 0.2%
Macy’s Retail Holdings, Inc.
5.90%, 12/01/2016	91	107
7.45%, 07/15/2017	631	778

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

Multi-Utilities - 0.2%
Dominion Resources, Inc.
1.95%, 08/15/2016	$280	$288
MidAmerican Energy Holdings Co.
5.95%, 05/15/2037	565	697
Oil, Gas & Consumable Fuels - 1.3%
Anadarko Petroleum Corp.
5.95%, 09/15/2016 ^	417	480
Energy Transfer Partners, LP
6.50%, 02/01/2042	532	651
EOG Resources, Inc.
2.63%, 03/15/2023	236	238
Kinder Morgan Energy Partners, LP
3.45%, 02/15/2023	366	377
5.95%, 02/15/2018	575	687
Laredo Petroleum, Inc.
7.38%, 05/01/2022	230	250
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, 11/01/2019 - 144A ^	310	312
MEG Energy Corp.
6.38%, 01/30/2023 - 144A ^	85	89
6.50%, 03/15/2021 - 144A	180	189
Murphy Oil Corp.
2.50%, 12/01/2017	151	152
3.70%, 12/01/2022 ^	290	289
4.00%, 06/01/2022	65	66
Nexen, Inc.
5.88%, 03/10/2035	10	12
6.40%, 05/15/2037	110	142
7.50%, 07/30/2039	275	398
Novatek OAO via Novatek Finance, Ltd.
4.42%, 12/13/2022 - 144A	200	201
Peabody Energy Corp.
6.25%, 11/15/2021 ^	165	175
Range Resources Corp.
5.75%, 06/01/2021	45	48
7.25%, 05/01/2018	365	383
Rosneft Oil Co. via Rosneft International
Finance, Ltd.
4.20%, 03/06/2022 - 144A	200	204
Valero Energy Corp.
6.63%, 06/15/2037	117	144
Western Gas Partners, LP
4.00%, 07/01/2022	143	151
5.38%, 06/01/2021	493	564
Williams Cos., Inc.
3.70%, 01/15/2023	65	66
7.88%, 09/01/2021	173	223
Paper & Forest Products - 0.2%
International Paper Co.
4.75%, 02/15/2022 ^	670	758
6.00%, 11/15/2041	125	148
Pharmaceuticals - 0.2%
AbbVie, Inc.
2.00%, 11/06/2018 - 144A	290	294
2.90%, 11/06/2022 - 144A	80	81
Teva Pharmaceutical Finance Co., BV
2.95%, 12/18/2022	306	310
3.65%, 11/10/2021	90	96
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/2021 ^	215	230

	Principal (000’s)	Value (000’s)

Real Estate Investment Trusts - 0.1%
Ventas Realty, LP
4.75%, 06/01/2021	$135	$148
Vornado Realty, LP
5.00%, 01/15/2022 ^	310	342
Real Estate Management & Development - 0.1%
Realogy Group LLC
7.88%, 02/15/2019 - 144A	290	316
Road & Rail - 0.0% ¥
Burlington Northern Santa Fe LLC
3.05%, 09/01/2022	65	67
Specialty Retail - 0.0% ¥
QVC, Inc.
7.50%, 10/01/2019 - 144A	180	199
Wireless Telecommunication Services - 0.6%
America Movil SAB de CV
2.38%, 09/08/2016 ^	360	374
3.13%, 07/16/2022	200	203
4.38%, 07/16/2042 ^	200	208
Crown Castle Towers LLC
6.11%, 01/15/2020 - 144A	715	861
MetroPCS Wireless, Inc.
7.88%, 09/01/2018 ^	11	12
SBA Tower Trust
5.10%, 04/17/2017 - 144A	585	660
Sprint Nextel Corp.
9.00%, 11/15/2018 - 144A	390	482

Total Corporate Debt Securities (cost $47,182)		49,692

STRUCTURED NOTES DEBT - 0.2%
Diversified Financial Services - 0.2%
Tiers Trust
2.06%, 05/12/2014 - 144A *	955	957
Total Structured Notes Debt (cost $955)

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill
0.10%, 05/30/2013 ▲g	430	430
Total Short-Term U.S. Government Obligation (cost $430)

	Shares	Value (000’s)

PREFERRED STOCK - 0.0% ¥
Diversified Financial Services - 0.0% ¥
Citigroup Capital XIII, 7.88% ‡*	6,621	185
Total Preferred Stock (cost $174)

COMMON STOCKS - 60.4%
Aerospace & Defense - 1.2%
Honeywell International, Inc.	27,683	1,757
United Technologies Corp.	48,930	4,013
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. - Class B	39,595	2,919
Airlines - 0.1%
Southwest Airlines Co.	33,834	346
Auto Components - 0.5%
Delphi Automotive PLC ‡	9,240	353
Johnson Controls, Inc.	61,417	1,886
Automobiles - 0.5%
Ford Motor Co.	42,780	554
General Motors Co. ‡	67,316	1,941

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Beverages - 1.9%
Beam, Inc.	7,980	$487
Coca-Cola Co.	101,806	3,691
Coca-Cola Enterprises, Inc.	39,757	1,261
Dr. Pepper Snapple Group, Inc.	15,889	702
PepsiCo, Inc.	47,029	3,219
Biotechnology - 1.2%
Biogen Idec, Inc. ‡	19,232	2,821
Celgene Corp. ‡	30,083	2,368
Onyx Pharmaceuticals, Inc. ‡^	1,150	87
Vertex Pharmaceuticals, Inc. ‡	13,470	565
Building Products - 0.2%
Masco Corp.	58,151	969
Capital Markets - 1.2%
Ameriprise Financial, Inc.	10,613	665
Goldman Sachs Group, Inc.	5,415	691
Invesco, Ltd.	60,997	1,591
Morgan Stanley	42,970	822
State Street Corp.	38,890	1,828
Chemicals - 1.2%
Air Products & Chemicals, Inc.	22,205	1,865
CF Industries Holdings, Inc.	3,440	699
Dow Chemical Co.	27,188	879
E.I. du Pont de Nemours & Co.	21,007	945
Georgia Gulf Corp.	8,240	340
Monsanto Co.	10,060	952
Commercial Banks - 1.9%
Comerica, Inc.	8,967	272
East-West Bancorp, Inc.	13,590	292
KeyCorp	56,746	478
Regions Financial Corp.	31,460	224
SunTrust Banks, Inc.	33,940	962
Wells Fargo & Co.	198,820	6,796
Commercial Services & Supplies - 0.2%
Tyco International, Ltd.	40,483	1,184
Communications Equipment - 1.5%
Cisco Systems, Inc.	194,665	3,825
QUALCOMM, Inc.	52,316	3,245
Computers & Peripherals - 3.0%
Apple, Inc.	24,540	13,080
Hewlett-Packard Co.	87,918	1,253
Construction & Engineering - 0.5%
Fluor Corp.	43,171	2,536
Consumer Finance - 0.7%
American Express Co.	30,405	1,748
Capital One Financial Corp.	32,118	1,860
Containers & Packaging - 0.4%
Ball Corp.	16,690	747
Crown Holdings, Inc. ‡	34,280	1,262
Diversified Financial Services - 1.9%
Bank of America Corp.	368,898	4,280
Citigroup, Inc.	102,891	4,070
CME Group, Inc. - Class A	17,890	907
Diversified Telecommunication Services - 1.3%
AT&T, Inc.	65,542	2,209
Verizon Communications, Inc.	88,565	3,833
Electric Utilities - 1.3%
American Electric Power Co., Inc.	12,606	538
Edison International	23,300	1,053
Exelon Corp.	32,500	967
NextEra Energy, Inc.	37,618	2,602
NV Energy, Inc.	51,168	928
Electrical Equipment - 0.6%
Emerson Electric Co.	52,309	2,770
Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	27,946	1,141
Ensco PLC - Class A	24,610	1,459
Halliburton Co.	64,585	2,241
National Oilwell Varco, Inc.	20,200	1,381
Schlumberger, Ltd.	28,524	1,976

	Shares	Value (000’s)

Food & Staples Retailing - 0.7%
CVS Caremark Corp.	28,470	$1,377
Kroger Co.	30,034	781
Wal-Mart Stores, Inc.	19,008	1,297
Food Products - 1.5%
Archer-Daniels-Midland Co.	62,883	1,722
General Mills, Inc.	51,616	2,086
Kellogg Co.	4,699	262
Mondelez International, Inc. - Class A	121,898	3,105
Gas Utilities - 0.1%
AGL Resources, Inc.	6,420	257
UGI Corp.	8,882	290
Health Care Equipment & Supplies - 1.7%
Abbott Laboratories	42,511	2,784
Baxter International, Inc.	18,145	1,210
CareFusion Corp. ‡	61,956	1,771
Covidien PLC	37,188	2,147
Hologic, Inc. ‡	6,680	134
Health Care Providers & Services - 1.3%
AmerisourceBergen Corp. - Class A	8,650	374
DaVita HealthCare Partners, Inc. ‡	9,040	999
Humana, Inc.	28,615	1,964
UnitedHealth Group, Inc.	50,733	2,751
Hotels, Restaurants & Leisure - 0.1%
Royal Caribbean Cruises, Ltd. ^	7,470	254
Yum! Brands, Inc.	5,960	396
Household Durables - 0.2%
Lennar Corp. - Class A ^	9,283	359
PulteGroup, Inc. ‡	40,165	729
Household Products - 1.2%
Clorox Co.	7,070	518
Energizer Holdings, Inc. ^	5,903	472
Procter & Gamble Co.	70,221	4,767
Industrial Conglomerates - 0.7%
3M Co.	14,380	1,335
General Electric Co.	103,710	2,177
Insurance - 2.0%
ACE, Ltd.	17,573	1,402
American International Group, Inc. ‡	34,040	1,202
Assurant, Inc.	4,270	148
Axis Capital Holdings, Ltd.	8,518	295
Berkshire Hathaway, Inc. - Class B ‡	25,443	2,283
Everest RE Group, Ltd.	2,594	285
Hartford Financial Services Group, Inc.	53,780	1,207
MetLife, Inc.	66,276	2,183
Prudential Financial, Inc.	11,798	629
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. ‡	7,344	1,845
Expedia, Inc.	5,650	347
Internet Software & Services - 1.4%
eBay, Inc. ‡	27,448	1,400
Google, Inc. - Class A ‡	7,590	5,384
LinkedIn Corp. - Class A ‡^	1,470	169
IT Services - 2.2%
Accenture PLC - Class A	8,440	561
Cognizant Technology Solutions Corp. - Class A ‡	10,719	794
Fidelity National Information Services, Inc.	22,150	771
International Business Machines Corp.	25,231	4,833
Mastercard, Inc. - Class A	1,140	560
Visa, Inc. - Class A	18,760	2,844
Life Sciences Tools & Services - 0.1%
Mettler-Toledo International, Inc. ‡	3,160	611
Machinery - 0.7%
Deere & Co.	6,540	565
PACCAR, Inc.	37,285	1,686
Pentair, Ltd.	12,362	608
SPX Corp.	8,641	606
Media - 2.7%
CBS Corp. - Class B	45,869	1,745

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Media (continued)
Comcast Corp. - Class A	69,177	$2,586
DIRECTV ‡	8,630	433
DISH Network Corp. - Class A	9,080	331
Time Warner Cable, Inc.	28,563	2,776
Time Warner, Inc.	71,916	3,439
Walt Disney Co.	32,810	1,634
Metals & Mining - 0.2%
Alcoa, Inc.	55,809	484
U.S. Steel Corp. ^	13,590	324
Walter Energy, Inc.	7,930	285
Multiline Retail - 0.9%
Big Lots, Inc. ‡	1,310	37
Kohl’s Corp.	4,880	210
Macy’s, Inc.	16,800	656
Nordstrom, Inc.	10,920	584
Target Corp.	50,911	3,012
Multi-Utilities - 0.7%
NiSource, Inc.	28,980	721
PG&E Corp.	14,021	563
Sempra Energy	32,390	2,298
Oil, Gas & Consumable Fuels - 4.9%
Anadarko Petroleum Corp.	11,099	825
Apache Corp.	9,504	746
Cheniere Energy, Inc. ‡	44,700	839
Chesapeake Energy Corp. ^	14,672	244
Chevron Corp.	54,754	5,921
ConocoPhillips	21,830	1,266
Denbury Resources, Inc. ‡	8,810	143
Energen Corp.	8,700	392
EOG Resources, Inc.	16,190	1,956
Exxon Mobil Corp.	72,563	6,279
Kinder Morgan, Inc.	35,123	1,241
Marathon Oil Corp.	23,080	708
Marathon Petroleum Corp.	7,600	479
Occidental Petroleum Corp.	18,142	1,390
Valero Energy Corp.	31,588	1,078
Pharmaceuticals - 3.0%
Allergan, Inc.	15,786	1,448
Johnson & Johnson ^	21,941	1,538
Merck & Co., Inc.	134,467	5,505
Mylan, Inc. ‡	9,500	261
Pfizer, Inc.	193,623	4,856
Valeant Pharmaceuticals International, Inc. ‡	15,710	939
Warner Chilcott PLC - Class A	7,050	85
Real Estate Investment Trusts - 1.4%
CBL & Associates Properties, Inc. ^	21,930	465
DiamondRock Hospitality Co.	16,700	150
DuPont Fabros Technology, Inc. ^	6,590	159
Highwoods Properties, Inc. ^	7,755	259
Home Properties, Inc. ^	6,860	421
Host Hotels & Resorts, Inc.	47,050	737
LaSalle Hotel Properties ^	36,440	926
Liberty Property Trust	20,251	724
National Retail Properties, Inc.	8,123	253
Plum Creek Timber Co., Inc. ^	17,050	757
Simon Property Group, Inc.	8,200	1,297
Strategic Hotels & Resorts, Inc. ‡	23,020	147
Weyerhaeuser Co.	24,652	686
Road & Rail - 1.6%
CSX Corp.	143,359	2,828
Norfolk Southern Corp.	6,710	415
Union Pacific Corp.	34,606	4,351
Semiconductors & Semiconductor Equipment - 1.1%
Altera Corp.	33,738	1,162
Applied Materials, Inc.	40,910	468
Broadcom Corp. - Class A ‡	56,620	1,880
LAM Research Corp. ‡	23,368	844
LSI Corp. ‡	101,912	722

	Shares	Value (000’s)

Software - 2.5%
Adobe Systems, Inc. ‡	28,193	$1,062
Citrix Systems, Inc. ‡	15,670	1,030
Microsoft Corp.	224,542	6,002
Oracle Corp.	114,038	3,800
Specialty Retail - 1.7%
AutoZone, Inc. ‡	4,845	1,717
Home Depot, Inc.	53,667	3,320
Lowe’s Cos., Inc.	69,935	2,484
Staples, Inc. ^	15,440	176
TJX Cos., Inc.	16,394	696
Textiles, Apparel & Luxury Goods - 0.7%
Coach, Inc.	17,271	959
V.F. Corp.	14,922	2,252
Tobacco - 0.7%
Lorillard, Inc.	2,930	342
Philip Morris International, Inc.	37,781	3,160
Trading Companies & Distributors - 0.3%
WW Grainger, Inc.	6,790	1,374
Wireless Telecommunication Services - 0.0% ¥
MetroPCS Communications, Inc. ‡	14,360	143

Total Common Stocks (cost $262,044)		291,296

SHORT-TERM INVESTMENT COMPANY - 0.9%
Capital Markets - 0.9%
BlackRock Provident TempFund 24 ¯	4,542,519	4,543
Total Short-Term Investment Company (cost $4,543)

	Notional Amount (000’s)	Value (000’s)

PURCHASED OPTION - 0.0% ¥
Put Option - 0.0% ¥
Eurodollar, Mid-Curve 2-Year Future	$133	24
Exercise Price $99.25
Expires 09/13/2013
Total Purchased Option (cost $19)

	Shares	Value (000’s)

SECURITIES LENDING COLLATERAL - 3.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	14,375,749	14,376
Total Securities Lending Collateral (cost $14,376)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $3,455 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 11/01/2027, and with a value of $3,527.	$3,454	3,454
Total Repurchase Agreement (cost $3,454)

Total Investment Securities (cost $492,129)		526,327
Other Assets and Liabilities - Net		(44,348)

Net Assets		$481,979

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
TBA SHORT COMMITMENTS - (5.4%)
U.S. Government Agency Obligations - (5.4%)
Fannie Mae, TBA
3.50%	$(5,000)	$(5,317)
4.00%	(6,600)	(7,070)
4.50%	(7,500)	(8,099)
5.00%	(1,500)	(1,625)
Ginnie Mae, TBA
4.00%	(1,000)	(1,097)
4.50%	(2,700)	(2,956)

Total TBA Short Commitments (proceeds $(26,137))		$(26,164)

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Unrealized Appreciation (Depreciation) (000’s)
10-Year U.S. Treasury Note	Short	(97)	03/19/2013	$61
2-Year U.S. Treasury Note	Long	114	03/28/2013	2
30-Year U.S. Treasury Bond	Long	27	03/19/2013	6
5-Year U.S. Treasury Note	Long	147	03/28/2013	(8)
90-Day Eurodollar	Short	(9)	03/14/2016	2
90-Day Eurodollar	Short	(9)	06/13/2016	2
90-Day Eurodollar	Short	(9)	09/19/2016	2
90-Day Eurodollar	Short	(9)	12/19/2016	2
German Euro Bund	Short	(15)	03/07/2013	(13)
S&P 500 E-Mini Index	Long	54	03/15/2013	11
Ultra Long U.S. Treasury Bond	Short	(7)	03/19/2013	18

				$85

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
EUR	CITI	1,252	01/23/2013	$1,637	$14
EUR	UBS	(692)	01/23/2013	(911)	(2)
EUR	UBS	(455)	01/23/2013	(595)	(5)
EUR	UBS	(5,153)	01/23/2013	(6,768)	(27)

					$(20)

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) pledged as of 12/31/2012:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received) Pledged (000’s)	Net Exposures (1) (000’s)
CITI	$14	–	$14
UBS	(34)	–	(34)

(1)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $14,067.
▲	Rate shown reflects the yield at 12/31/2012.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
Ž	The security has a perpetual maturity. The date shown is the next call date.
¥	Percentage rounds to less than 0.1%.
‡	Non-income producing security.
g	A portion of these securities in the amount of $564 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
¯	The investment issuer is affiliated with the sub-adviser of the fund.
Aggregate cost for federal income tax purposes is $496,057. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $33,432 and $3,162, respectively. Net unrealized appreciation for tax purposes is $30,270.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $41,183, or 8.54% of the portfolio’s net assets.
CITI	Citigroup, Inc.
IO	Interest Only
OTC	Over the Counter
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
TBA	To Be Announced
UBS	UBS Warburg LLC

CURRENCY ABBREVIATION:

EUR	Euro

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Asset-Backed Securities	$—	$19,724	$—	$19,724
Common Stocks	291,296	—	—	291,296
Corporate Debt Securities	—	49,692	—	49,692
Foreign Government Obligations	—	9,431	—	9,431
Mortgage-Backed Securities	—	25,849	—	25,849
Preferred Corporate Debt Securities	—	900	—	900
Preferred Stock	185	—	—	185
Purchased Option	24	—	—	24
Repurchase Agreement	—	3,454	—	3,454
Securities Lending Collateral	14,376	—	—	14,376
Short-Term Investment Company	4,543	—	—	4,543
Short-Term U.S. Government Obligation	—	430	—	430
Structured Notes Debt	—	957	—	957
U.S. Government Agency Obligations	—	89,168	—	89,168
U.S. Government Obligations	—	16,298	—	16,298
Total	$310,424	$215,903	$—	$526,327

TBA Short Commitments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
U.S. Government Agency Obligations	$—	$(26,164)	$—	$(26,164)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands) (continued): '

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Futures Contracts - Appreciation	$106	$—	$—	$106
Futures Contracts - Depreciation	(21)	—	—	(21)
Forward Foreign Currency Contracts - Appreciation	—	14	—	14
Forward Foreign Currency Contracts - Depreciation	—	(34)	—	(34)
Total	$85	$(20)	$—	$65

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $488,675) (including securities loaned of $14,067)	$522,873
Repurchase agreement, at value (cost: $3,454)	3,454
Cash	23
Foreign currency, at value (cost: $1)	1
Receivables:
Investment securities sold	73,247
Shares sold	158
Interest	1,108
Securities lending income (net)	3
Dividends	337
Dividend reclaims	2
Variation margin	103
Prepaid expenses	2
Unrealized appreciation on forward foreign currency contracts	14

601,325

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	77,958
Shares redeemed	191
Management and advisory fees	306
Distribution and service fees	40
Trustees fees	1
Transfer agent fees	1
Administration fees	10
Printing and shareholder reports fees	191
Audit and tax fees	13
Interest from TBA short commitments	38
Other	23
Collateral for securities on loan	14,376
Unrealized depreciation on forward foreign currency contracts	34
TBA short commitments, at value (proceeds: $26,137)	26,164

119,346

Net assets	$481,979

Net assets consist of:
Capital stock ($.01 par value)	$401

Additional paid-in capital	425,183

Undistributed net investment income	8,186

Undistributed net realized gain from investment securities, futures, written option and swaption contracts and foreign currency transactions	13,971

Net unrealized appreciation (depreciation) on:
Investment securities	34,198
Futures contracts	85
Translation of assets and liabilities denominated in foreign currencies	(18)
TBA short commitments	(27)

Net assets	$481,979

Net assets by class:
Initial Class	$290,012
Service Class	191,967
Shares outstanding:
Initial Class	23,998
Service Class	16,083
Net asset value and offering price per share:
Initial Class	$12.08
Service Class	11.94

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $4)	$6,117
Interest income	5,911
Securities lending income (net)	109

Total investment income	12,137

Expenses:
Management and advisory	3,471
Distribution and service:
Service Class	428
Printing and shareholder reports	226
Custody	172
Administration	108
Legal	25
Audit and tax	14
Trustees	15
Transfer agent	3
Other	13

Total expenses	4,475

Net investment income	7,662

Net realized gain (loss) on transactions from:
Investment securities	19,570
Futures contracts	(10)
Written option and swaption contracts	5
Foreign currency transactions	(154)
TBA short commitments	9

19,420

Net change in unrealized appreciation (depreciation) on:
Investment securities	25,961
Futures contracts	(7)
Translation of assets and liabilities denominated in foreign currencies	(19)
TBA short commitments	157

Net change in unrealized appreciation (depreciation)	26,092

Net realized and change in unrealized gain	45,512

Net increase in net assets resulting from operations	$53,174

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$7,662	$7,170
Net realized gain from investment securities, futures contracts, written option and swaption contracts and foreign currency transactions	19,420	80,798
Net change in unrealized appreciation (depreciation) on investment securities, futures contracts and foreign currency translation	26,092	(72,422)

Net increase in net assets resulting from operations	53,174	15,546

Distributions to shareholders:
From net investment income:
Initial Class	(4,760)	(6,701)
Service Class	(2,565)	(3,238)

	(7,325)	(9,939)

From net realized gains:
Initial Class	(44,079)	—
Service Class	(27,077)	—

	(71,156)	—

Total distributions to shareholders	(78,481)	(9,939)

Capital share transactions:
Proceeds from shares sold:
Initial Class	21,781	21,205
Service Class	46,528	44,242

	68,309	65,447

Dividends and distributions reinvested:
Initial Class	48,839	6,701
Service Class	29,642	3,238

	78,481	9,939

Cost of shares redeemed:
Initial Class	(42,696)	(48,343)
Service Class	(21,513)	(22,455)

	(64,209)	(70,798)

Net increase in net assets from capital shares transactions	82,581	4,588

Net increase in net assets	57,274	10,195

Net assets:
Beginning of year	424,705	414,510

End of year	$481,979	$424,705

Undistributed net investment income	$8,186	$7,325

Share activity:
Shares issued:
Initial Class	1,669	1,628
Service Class	3,601	3,416

	5,270	5,044

Shares issued-reinvested from dividends and distributions:
Initial Class	4,125	548
Service Class	2,533	268

	6,658	816

Shares redeemed:
Initial Class	(3,291)	(3,754)
Service Class	(1,673)	(1,770)

	(4,964)	(5,524)

Net increase (decrease) in shares outstanding:
Initial Class	2,503	(1,578)
Service Class	4,461	1,914

	6,964	336

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$12.87	$12.68	$10.27	$8.38	$13.70
Investment operations
Net investment income(A)	0.23	0.23	0.41	0.21	0.22
Net realized and unrealized gain (loss)	1.34	0.27	2.05	1.97	(4.36)

Total operations	1.57	0.50	2.46	2.18	(4.14)

Distributions
From net investment income	(0.23)	(0.31)	(0.05)	(0.16)	(0.21)
From net realized gains	(2.13)	–	–	(0.13)	(0.97)

Total distributions	(2.36)	(0.31)	(0.05)	(0.29)	(1.18)

Net asset value
End of year	$12.08	$12.87	$12.68	$10.27	$8.38

Total return(B)	12.57%	4.04%	24.12%	26.30%	(32.40)%

Net assets end of year (000’s)	$290,012	$276,623	$292,510	$45,319	$36,361
Ratio and supplemental data
Expenses to average net assets	0.87%	0.87%	0.87%	0.91%	0.90%
Net investment income to average net assets	1.75%	1.72%	3.75%	2.26%	1.89%
Portfolio turnover rate	160%	245%(C)	69%	82%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$12.74	$12.57	$10.19	$8.33	$13.64
Investment operations
Net investment income(A)	0.19	0.19	0.34	0.18	0.19
Net realized and unrealized gain (loss)	1.34	0.27	2.08	1.96	(4.34)

Total operations	1.53	0.46	2.42	2.14	(4.15)

Distributions
From net investment income	(0.20)	(0.29)	(0.04)	(0.15)	(0.19)
From net realized gains	(2.13)	–	–	(0.13)	(0.97)

Total distributions	(2.33)	(0.29)	(0.04)	(0.28)	(1.16)

Net asset value
End of year	$11.94	$12.74	$12.57	$10.19	$8.33

Total return(B)	12.40%	3.75%	23.88%	25.94%	(32.57)%

Net assets end of year (000’s)	$191,967	$148,082	$122,000	$56,181	$22,473
Ratio and supplemental data
Expenses to average net assets	1.12%	1.12%	1.12%	1.16%	1.15%
Net investment income to average net assets	1.50%	1.49%	3.11%	1.98%	1.71%
Portfolio turnover rate	160%	245%(C)	69%	82%	67%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Managed Balanced VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other expenses on the Statement of Operations.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2012 are listed in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased Options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written Options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in selling or buying a security or currency at a price different from the current market value.

The underlying face amounts of open option contracts at December 31, 2012 are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premium	Notional Amount
Balance at December 31, 2011	$–	$–
Sales	88	1,833
Closing Buys	(44)	(1,193)
Expirations	(44)	(640)
Exercised	–	–
Balance at December 31, 2012	$–	$–

Futures contracts: The Portfolio is subject to equity and commodity price risks, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2012 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Structured notes: The Portfolio invests in structured notes. A structured debt instrument is a hybrid debt security that has an embedded derivative. This type of instrument is used to manage cash flows from the debt security. All structured notes are listed within the Schedule of Investments.

To be announced (“TBA”) purchase commitments: TBA purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations. Open balances are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio invests in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income in the Statement of Operations with a corresponding adjustment to cost.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2012 of $19 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trust (“REITs”): Dividend income related to a Real Estate Investment Trust is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economical conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment company securities: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.75%
Over $500 million up to $1 billion	0.65%
Over $1 billion	0.60%

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

1.00% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$365,999
U.S. Government	412,936

Proceeds from maturities and sales of securities:
Long-term	351,561
U.S. Government	408,036

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of purchased options held throughout the year averaged two contracts, with an overall decrease from five contracts at the beginning of the year to one contract at year end. The volume of future and forward contracts held throughout the year averaged 10 and three contracts, respectively, with an overall increase from eight and zero contracts at the beginning of the year, respectively, to 11 and four contracts, respectively, at year end. The volume of written options held began in the second quarter at two contracts and ended in the third quarter with one contract. The tables below highlight the types of risk associated with the Portfolio and how the aforementioned derivative instruments are used to mitigate such risks:

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Asset derivatives
Purchased options, at value*	$24	$-	$-	$24
Unrealized appreciation on futures contracts**	95	-	11	106
Unrealized appreciation on forward foreign currency contracts	-	14	-	14
Liability derivatives
Unrealized depreciation on futures contracts**	(21)	-	-	(21)
Unrealized depreciation on forward foreign currency contracts	-	(34)	-	(34)
Total	$98	$(20)	$11	$89

*	Included within Investment securities, at value.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Net Realized Gain (Loss) on derivatives recognized in income
Net realized loss on purchased options ^	$(23)	$-	$-	$(23)
Net realized gain (loss) on futures contracts	(501)	(1)	492	(10)
Net realized gain on written options and swaptions	5	-	-	5
Net realized loss on forward foreign currency transactions ~	-	(110)	-	(110)
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options	53	-	-	53
Net change in unrealized appreciation (depreciation) on futures contracts	(1)	-	(6)	(7)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions	-	(20)	-	(20)
Total	$(467)	$(131)	$486	$(112)

^	Included within net realized gain (loss) on transactions from investment securities.
~	Included within net realized gain (loss) on transactions from foreign currency transactions.
Included within net change in unrealized appreciation (depreciation) on Investment securities.
Included within net change in unrealized appreciation (depreciation) on translation of the assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

Note 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed (accumulated) net investment income (loss)	524
Undistributed (accumulated) net realized gain (loss) from investment securities	(524)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:
Ordinary Income	$28,992
Long-term Capital Gain	49,489
2011 Distributions paid from:
Ordinary Income	9,939
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$19,390

Undistributed Long-term Capital Gain	6,945

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	30,225

Other Temporary Differences	(165)

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Multi-Managed Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Multi-Managed Balanced VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Multi-Managed Balanced VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
30,903,335.7132	676,572.2489	1,246,544.5209

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
30,688,146.2577	640,159.2161	1,498,147.0092

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
30,516,659.6773	780,928.6850	1,528,864.1207

Proposal III.C — Concentration

Affirmative	Against	Abstain
30,605,814.6526	700,126.7061	1,520,511.1243

Proposal III.D — Diversification

Affirmative	Against	Abstain
30,784,115.3177	643,242.6123	1,399,094.5530

Transamerica Series Trust		Annual Report 2012

Transamerica Multi-Managed Balanced VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made Long-Term Capital Gain Designation of $49,489 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

(unaudited)

MARKET ENVIRONMENT

Morgan Stanley Investment Management Inc.

Despite economic uncertainties in the U.S., Europe, and China, accommodative monetary policy from central banks around the world helped buoy the prices of stocks and other risky assets during the 12 months ended December 31, 2012. The market was volatile during the year. The U.S. economy appeared to hit a soft patch in the spring, problems in Greece and Spain reignited concerns about the European debt crisis, and the lack of resolution about the “fiscal cliff” (the automatic tax increases and spending cuts triggered on January 1, 2013 that could lead to another recession) weighed on the market. However, a pledge by the European Central Bank President to do “whatever it takes” to preserve the euro and additional stimulus from the U.S. Federal Reserve, including a third round of quantitative easing, or “QE3” eased fears. Corporate earnings growth remained strong, further contributing to market gains during the year, but was expected to weaken in 2013.

Invesco Advisers, Inc.

During the first quarter of 2012, the broad equity markets rallied, having one of the largest gains since 2009. Improving economic indicators such as slightly lower unemployment and improved manufacturing and real estate numbers outweighed the increase in the price of oil and the potential effects of the resulting skyrocketing gas prices on the consumer. In the second quarter, major domestic and global equity markets declined as they continued to be dominated by the macroeconomic “risk-on/risk-off” environment. Early in the period, company earnings offered more positive surprises than disappointments, but market confidence began to wane in the absence of new growth drivers. Changing the course from the second quarter, the major domestic and global equity markets posted positive performance for the third quarter. However, volatility continued to be dominated by the macroeconomic “risk-on/risk-off” environment and European debt continued to drag global confidence as the fear of Spain and Italy’s debt burden threatened global growth. In the fourth quarter, the major domestic and global equity markets posted positive performance. Once again, volatility continued to be dominated by the macroeconomic “risk-on/risk-off” environment. The close of the year was marked with corporations refusing to spend or invest in an unpredictable fiscal and regulatory environment based on the uncertainty of the presidential election and the so-called “fiscal cliff”.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Multi Managed Large Cap Core VP, Initial Class returned 17.13%. By comparison, its benchmark, the Standard & Poor’s 500® Index, returned 16.00%.

STRATEGY REVIEW

Morgan Stanley Investment Management Inc.

Stock selection in the technology sector dampened relative returns, with a holding in online deals provider Groupon, Inc. detracting the most. Stock selection in energy also hurt relative performance but the negative influence was moderately offset by the benefit of an underweight in the sector. Within the sector, the portfolio was hurt by a private placement position in Better Place, which develops charging stations for electric cars. Relative weakness came from the financial services sector as well. Data provider MSCI, Inc., was the only holding in sector to detract from performance.

However, positive contributions came from stock selection and an overweight in the consumer discretionary sector, with a holding in online retailer Amazon.com, Inc. leading the gains. Stock selection in health care further boosted relative returns. Exposure to Illumina, Inc., a genetics analysis firm, was the most additive holding in the sector. Finally, a lack of exposure to the utilities sector also proved advantageous.

Invesco Advisers, Inc.

Stock selection and an overweight to consumer discretionary, an underweight to utilities and stock selection within financials, industrials, consumer staples and materials contributed to performance. Stock selection and an underweight within energy, stock selection in healthcare and telecommunication services and stock selection and an overweight to information technology detracted from performance.

Positive Impacts:

Consumer Discretionary – Strong stock selection and an overweight to consumer discretionary, specifically within media, acted as one of the largest contributors to relative performance in 2012. Specifically, strong stock selection within select holdings in media assisted relative performance, with holdings such as Comcast Corp., Time Warner Cable, Inc., and News Corp. contributing the most within this industry.

Financials – Strong stock selection within financials contributed to performance. Allstate Corp., Citigroup Inc., and Bank of New York Mellon Corp. were the top performers within this sector, posting strong returns for the period.

Industrials – Stock selection within industrials enhanced performance as well. Textron, Inc. was a clear contributor, posting over 30% returns for the period.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

(unaudited)

STRATEGY REVIEW (continued)

Invesco Advisers, Inc. (continued)

Utilities – Having a material underweight to utilities also boosted relative performance for the quarter, as this was the worst performing sector within the Russell 1000® Value for the period. The portfolio has long been underweight utilities as valuations have not been attractive, overall, due to investors’ desire for yield, driving up stock prices in this sector.

Consumer Staples – Stock selection within consumer staples also drove performance.

Materials – Strong stock selection within materials also contributed to performance. Notably, International Paper Co. boosted performance on both an absolute and relative basis as the company experienced continued revenue growth through the period and successfully implementing price increases.

Negative Impacts:

Healthcare – Weak stock selection within healthcare, specifically within pharmaceuticals, acted as a large detractor to relative performance for the year. Specifically, Bristol-Myers Squibb Co. and GlaxoSmithKline PLC were the poorest performers for the period.

Energy – Stock selection within energy also detracted from performance. Select holdings such as Weatherford International Ltd., Royal Dutch Shell PLC and Halliburton Co. were the largest detractors within the sector.

Information Technology – a material overweight to technology stocks hampered performance as well.

Telecommunication Services – stock selection and an underweight to telecommunications detracted from relative performance. Vodafone Group PLC disappointed investors with a negative return for the year, based on poor financials. Not owning Sprint Nextel Corp. was a large detractor, as the stock experienced outsized returns, performing over 140% for the year.

The portfolio can utilize derivative instruments, including forward foreign currency contracts and futures contracts. The portfolio can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The portfolio will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

Dennis P. Lynch David S. Cohen Sam G. Chainani, CFA Alexander T. Norton Jason C. Yeung, CFA Armistead B. Nash	Kevin Holt Jason Leder Devin Armstrong James Warwick Matthew Seinsheimer

Co-Portfolio Managers Morgan Stanley Investment Management Inc.	Co-Portfolio Managers Invesco Advisers, Inc

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	17.13%	2.82%	7.54%	04/08/1991
S&P 500 *	16.00	1.66	7.10
Service Class	16.83%	2.57%	7.10%	05/01/2003

NOTES

* The Standard & Poor’s 500® Index (“S&P 500®”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica Multi Managed Large Cap Core VP
Initial Class	$1,000.00	$1,066.40	$4.47	$1,020.81	$4.37	0.86%
Service Class	1,000.00	1,065.20	5.76	1,019.56	5.63	1.11

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	98.1%
Securities Lending Collateral	6.2
Repurchase Agreement	2.0
Convertible Preferred Stock	0.0	(A)
Other Assets and Liabilities - Net (B)	(6.3)
Total	100.0%

(A)	Amount rounds to less than 0.1%.
(B)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
CONVERTIBLE PREFERRED STOCK - 0.0% ¥
Automobiles - 0.0% ¥
Better Place ‡ § Δ	237,480	$71
Total Convertible Preferred Stock (cost $594)

COMMON STOCKS - 98.1%
Aerospace & Defense - 0.7%
Honeywell International, Inc.	12,719	807
Textron, Inc. ^	28,114	697
Automobiles - 1.0%
General Motors Co. ‡	78,203	2,255
Capital Markets - 3.3%
Bank of New York Mellon Corp.	94,741	2,435
BlackRock, Inc. - Class A	9,133	1,888
Goldman Sachs Group, Inc.	8,724	1,113
Morgan Stanley	60,988	1,166
State Street Corp.	13,259	623
Chemicals - 1.7%
Monsanto Co.	39,243	3,714
Commercial Banks - 2.6%
Fifth Third Bancorp	75,357	1,145
PNC Financial Services Group, Inc.	27,312	1,593
U.S. Bancorp	20,782	664
Wells Fargo & Co.	69,973	2,391
Commercial Services & Supplies - 1.5%
Edenred	108,002	3,340
Communications Equipment - 2.4%
Cisco Systems, Inc.	62,920	1,236
Motorola Solutions, Inc.	73,518	4,094
Computers & Peripherals - 4.6%
Apple, Inc.	16,189	8,629
Hewlett-Packard Co.	115,859	1,651
Diversified Financial Services - 5.6%
Bank of America Corp.	151,421	1,756
Citigroup, Inc.	108,363	4,288
CME Group, Inc. - Class A	29,310	1,486
JPMorgan Chase & Co.	81,918	3,602
MSCI, Inc. - Class A ‡	37,673	1,167
Diversified Telecommunication Services - 0.7%
AT&T, Inc.	17,649	595
Verizon Communications, Inc.	24,265	1,050
Electric Utilities - 1.1%
FirstEnergy Corp.	21,423	895
PPL Corp.	56,368	1,613
Electrical Equipment - 1.9%
Emerson Electric Co.	25,487	1,350
First Solar, Inc. ‡^	46,621	1,440
Sensata Technologies Holding NV ‡^	40,527	1,316
Electronic Equipment & Instruments - 0.6%
Corning, Inc.	111,970	1,413
Energy Equipment & Services - 2.2%
Halliburton Co.	64,052	2,222
Noble Corp.	16,231	565
Weatherford International, Ltd. ‡	194,952	2,182
Food & Staples Retailing - 1.0%
CVS Caremark Corp.	37,754	1,825
Wal-Mart Stores, Inc.	4,757	325
Food Products - 4.6%
Archer-Daniels-Midland Co.	27,398	750
DE Master Blenders 1753 NV ‡	227,795	2,617
Kraft Foods Group, Inc.	10,823	492
Mead Johnson Nutrition Co. - Class A	25,326	1,669
Mondelez International, Inc. - Class A	39,120	996
Nestle SA ADR	25,455	1,659
Tyson Foods, Inc. - Class A	31,789	617
Unilever NV	35,348	1,354
Health Care Equipment & Supplies - 1.4%
Intuitive Surgical, Inc. ‡^	6,449	3,162

	Shares	Value (000’s)
Health Care Providers & Services - 1.8%
Cardinal Health, Inc.	21,766	$896
UnitedHealth Group, Inc.	37,402	2,029
WellPoint, Inc.	18,288	1,114
Hotels, Restaurants & Leisure - 1.8%
Carnival Corp.	28,801	1,059
Starbucks Corp.	54,875	2,942
Household Durables - 0.2%
Newell Rubbermaid, Inc.	23,571	525
Household Products - 0.2%
Procter & Gamble Co.	5,725	389
Industrial Conglomerates - 1.0%
General Electric Co.	110,167	2,312
Insurance - 3.5%
Aflac, Inc.	8,671	461
Allstate Corp.	65,835	2,645
MetLife, Inc.	32,223	1,061
Progressive Corp.	107,222	2,262
Travelers Cos., Inc. ^	18,095	1,300
Internet & Catalog Retail - 6.6%
Amazon.com, Inc. ‡	37,389	9,391
Groupon, Inc. - Class A ‡^	259,850	1,268
priceline.com, Inc. ‡	5,900	3,665
Internet Software & Services - 10.7%
Baidu, Inc. ADR ‡	31,022	3,111
eBay, Inc. ‡	35,704	1,822
Facebook, Inc. - Class A ‡	234,649	6,249
Google, Inc. - Class A ‡	10,450	7,414
LinkedIn Corp. - Class A ‡	15,719	1,805
Yahoo! Inc. ‡	94,485	1,880
Yandex NV - Class A ‡	50,085	1,080
IT Services - 3.7%
Mastercard, Inc. - Class A	8,153	4,005
Visa, Inc. - Class A	27,739	4,205
Life Sciences Tools & Services - 1.2%
Illumina, Inc. ‡^	46,775	2,600
Machinery - 0.8%
Ingersoll-Rand PLC	34,953	1,676
Media - 6.4%
Comcast Corp. - Class A	71,404	2,668
McGraw-Hill Cos., Inc.	34,718	1,898
Naspers, Ltd. - Class N	28,898	1,867
News Corp. - Class B ^	69,552	1,825
Time Warner Cable, Inc.	26,701	2,595
Time Warner, Inc.	21,358	1,022
Viacom, Inc. - Class B	44,770	2,361
Metals & Mining - 0.5%
Alcoa, Inc.	138,249	1,200
Multiline Retail - 0.7%
Kohl’s Corp. ^	12,686	545
Target Corp.	15,261	903
Oil, Gas & Consumable Fuels - 5.8%
BP PLC ADR	59,741	2,488
Chevron Corp.	14,480	1,566
Murphy Oil Corp.	30,393	1,810
Occidental Petroleum Corp.	14,951	1,145
QEP Resources, Inc.	46,234	1,400
Range Resources Corp.	23,480	1,475
Royal Dutch Shell PLC - Class A ADR	28,274	1,949
Ultra Petroleum Corp. ‡^	58,320	1,057
Paper & Forest Products - 0.9%
International Paper Co.	51,520	2,053
Pharmaceuticals - 6.1%
Bristol-Myers Squibb Co.	60,636	1,976
GlaxoSmithKline PLC ADR	25,977	1,129
Merck & Co., Inc.	54,138	2,216
Novartis AG	18,312	1,157
Pfizer, Inc.	106,492	2,672
Roche Holding AG ADR	19,688	994

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Pharmaceuticals (continued)
Sanofi ADR	33,611	$1,592
Valeant Pharmaceuticals International, Inc. ‡	27,686	1,655
Professional Services - 1.4%
Intertek Group PLC	35,184	1,787
Verisk Analytics, Inc. - Class A ‡	26,412	1,347
Real Estate Management & Development - 1.9%
Brookfield Asset Management, Inc. - Class A	114,208	4,186
Semiconductors & Semiconductor Equipment - 0.3%
Intel Corp.	30,097	621
Software - 3.6%
Microsoft Corp.	90,289	2,413
Salesforce.com, Inc. ‡	19,902	3,346
VMware, Inc. - Class A ‡	15,635	1,472
Workday, Inc. - Class A ‡	12,931	705
Specialty Retail - 0.9%
Lowe’s Cos., Inc.	40,003	1,421
Staples, Inc. ^	56,379	643
Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	30,200	1,676
Wireless Telecommunication Services - 0.4%
Vodafone Group PLC ADR	38,064	959

Total Common Stocks (cost $174,196)		216,807

	Shares	Value (000’s)

SECURITIES LENDING COLLATERAL - 6.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	13,672,092	$13,672
Total Securities Lending Collateral (cost $13,672)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 2.0%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $4,530 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 3.50%, due 02/01/2032, and with a total value of $4,627.	$4,530	4,530
Total Repurchase Agreement (cost $4,530)

Total Investment Securities (cost $192,992)		235,080
Other Assets and Liabilities - Net		(13,894)

Net Assets		$221,186

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
CHF	SSB	95	01/15/2013	$102	$2
CHF	BNY	(519)	01/15/2013	(558)	(9)
CHF	SSB	(726)	01/15/2013	(781)	(13)
CHF	CITI	(520)	01/15/2013	(559)	(9)
EUR	CIBC	(886)	01/15/2013	(1,145)	(23)
EUR	SSB	(1,042)	01/15/2013	(1,347)	(27)
EUR	BNY	(711)	01/15/2013	(919)	(18)
EUR	CITI	(992)	01/15/2013	(1,283)	(26)
EUR	BNY	285	01/15/2013	367	8
GBP	SSB	163	01/15/2013	261	4
GBP	SSB	(485)	01/15/2013	(776)	(12)
GBP	CITI	(499)	01/15/2013	(799)	(13)
GBP	CIBC	(963)	01/15/2013	(1,540)	(25)
GBP	BNY	(708)	01/15/2013	(1,133)	(18)

					$(179)

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) pledged as of 12/31/2012:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received) Pledged (000’s)	Net Exposures (1) (000’s)
BNY	$(37)	$—	$(37)
CIBC	(48)	—	(48)
CITI	(48)	—	(48)
SSB	(46)	—	(46)

(1)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

¥	Percentage rounds to less than 0.1%.
Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $71, or 0.03% of the portfolio’s net assets.
‡	Non-income producing security.
§	Illiquid. Total aggregate market value of illiquid securities is $71, or 0.03% of the portfolio’s net assets.
^	All or a portion of this security is on loan. The value of all securities on loan is $13,363.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $193,883. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $51,784 and $10,587, respectively. Net unrealized appreciation for tax purposes is $41,197.
r	Restricted. At 12/31/2012, the portfolio owned the respective securities which were restricted to public resale:

		Acquisition			Value as % of
Investment Securities	Description	Date	Cost	Value	Net Assets
Convertible Preferred Stock	Better Place	01/25/2010	$594	$71	0.03%

DEFINITIONS:

ADR	American Depositary Receipt
BNY	Bank of New York
CIBC	Canadian Imperial Bank of Commerce
CITI	Citibank N.A.
OTC	Over The Counter
SSB	State Street Bank & Trust Co.

CURRENCY ABBREVIATIONS:

CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$206,039	$10,768	$—	$216,807
Convertible Preferred Stock	—	—	71	71
Repurchase Agreement	—	4,530	—	4,530
Securities Lending Collateral	13,672	—	—	13,672
Total	$219,711	$15,298	$71	$235,080

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Forward Foreign Currency Contracts - Appreciation	$—	$14	$—	$14
Forward Foreign Currency Contracts - Depreciation	—	(193)	—	(193)
Total	$—	$(179)	$—	$(179)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands) (continued): '

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2011	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) ƒ	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012 ₪	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 12/31/2012 ƒ
Common Stock	$3,618	$—	$(2,948)	$—	$—	$(670)	$—	$—	$—	$—
Convertible Preferred Stock	1,078	—	—	—	—	(1,007)	—	—	71	(1,007)
Total	$4,696	$—	$(2,948)	$—	$—	$(1,677))	$—	$—	$71	$(1,007)

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.
ƒ	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 12/31/2012 may be due to an investment no longer held or categorized as Level 3 at period end.
₪	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $188,462) (including securities loaned of $13,363)	$230,550
Repurchase agreement, at value (cost: $4,530)	4,530
Receivables:
Investment securities sold	41
Shares sold	45
Securities lending income (net)	16
Dividends	184
Dividend reclaims	22
Prepaid expenses	1
Unrealized appreciation on forward foreign currency contracts	14

235,403

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	66
Shares redeemed	83
Management and advisory fees	139
Distribution and service fees	6
Trustees fees	–(A)
Transfer agent fees	–(A)
Administration fees	5
Printing and shareholder reports fees	31
Audit and tax fees	13
Other	9
Collateral for securities on loan	13,672
Unrealized depreciation on forward foreign currency contracts	193

14,217

Net assets	$221,186

Net assets consist of:
Capital stock ($.01 par value)	$126

Additional paid-in capital	203,056

Undistributed net investment income	2,539

Accumulated net realized loss from investment securities and foreign currency transactions	(26,446)

Net unrealized appreciation (depreciation) on:
Investment securities	42,088
Translation of assets and liabilities denominated in foreign currencies	(177)

Net assets	$221,186

Net assets by class:
Initial Class	$193,359
Service Class	27,827
Shares outstanding:
Initial Class	11,062
Service Class	1,567
Net asset value and offering price per share:
Initial Class	$17.48
Service Class	17.76

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $68)	$ 4,262
Interest income	2
Securities lending income (net)	382

Total investment income	4,646

Expenses:
Management and advisory	1,660
Distribution and service:
Service Class	59
Printing and shareholder reports	48
Custody	59
Administration	52
Legal	14
Audit and tax	13
Trustees	7
Transfer agent	2
Other	6

Total expenses	1,920

Less waiver/reimbursement	(2)

Net expenses	1,918

Net investment income	2,728

Net realized gain (loss) on transactions from:
Investment securities	15,131
Foreign currency transactions	(189)

14,942

Net change in unrealized appreciation (depreciation) on:
Investment securities	16,719
Translation of assets and liabilities denominated in foreign currencies	(177)

Net change in unrealized appreciation (depreciation)	16,542

Net realized and change in unrealized gain	31,484

Net increase in net assets resulting from operations	$34,212

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$2,728	$1,785
Net realized gain from investment securities and foreign currency transactions	14,942	21,675
Net change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	16,542	(28,394)

Net increase (decrease) in net assets resulting from operations	34,212	(4,934)

Distributions to shareholders:
From net investment income:
Initial Class	(1,623)	(1,488)
Service Class	(161)	(106)

Total distributions to shareholders	(1,784)	(1,594)

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,038	14,300
Service Class	12,040	8,440

	22,078	22,740

Dividends and distributions reinvested:
Initial Class	1,623	1,488
Service Class	161	106

	1,784	1,594

Cost of shares redeemed:
Initial Class	(35,365)	(28,999)
Service Class	(6,402)	(5,641)

	(41,767)	(34,640)

Net decrease in net assets from capital shares transactions	(17,905)	(10,306)

Net increase (decrease) in net assets	14,523	(16,834)

Net assets:
Beginning of year	206,663	223,497

End of year	$221,186	$206,663

Undistributed net investment income	$2,539	$1,784

Share activity:
Shares issued:
Initial Class	601	899
Service Class	707	520

	1,308	1,419

Shares issued-reinvested from dividends and distributions:
Initial Class	98	100
Service Class	10	7

	108	107

Shares redeemed:
Initial Class	(2,118)	(1,841)
Service Class	(379)	(358)

	(2,497)	(2,199)

Net increase (decrease) in shares outstanding:
Initial Class	(1,419)	(842)
Service Class	338	169

	(1,081)	(673)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$15.05	$15.52	$13.12	$9.09	$19.04
Investment operations
Net investment income(A)	0.21	0.13	0.11	0.10	0.18
Net realized and unrealized gain (loss)	2.36	(0.48)	2.38	4.02	(7.25)

Total operations	2.57	(0.35)	2.49	4.12	(7.07)

Distributions
From net investment income	(0.14)	(0.12)	(0.09)	(0.09)	(0.23)
From net realized gains	–	–	–	–	(2.65)

Total distributions	(0.14)	(0.12)	(0.09)	(0.09)	(2.88)

Net asset value
End of year	$17.48	$15.05	$15.52	$13.12	$9.09

Total return(B)	17.13%	(2.27)%	19.17%	45.41%	(42.08)%

Net assets end of year (000’s)	$193,359	$187,862	$206,764	$199,996	$73,100
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	0.84%	0.82%	0.84%	0.84%	0.83%
Before reimbursement/recapture	0.84%	0.82%	0.83%	0.85%	0.83%
Net investment income to average net assets	1.26%	0.82%	0.79%	0.91%	1.20%
Portfolio turnover rate	32%	27%	27%	73%	37%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$15.30	$15.79	$13.36	$9.27	$19.36
Investment operations
Net investment income(A)	0.17	0.09	0.07	0.07	0.14
Net realized and unrealized gain (loss)	2.40	(0.49)	2.43	4.10	(7.38)

Total operations	2.57	(0.40)	2.50	4.17	(7.24)

Distributions
From net investment income	(0.11)	(0.09)	(0.07)	(0.08)	(0.20)
From net realized gains	–	–	–	–	(2.65)

Total distributions	(0.11)	(0.09)	(0.07)	(0.08)	(2.85)

Net asset value
End of year	$17.76	$15.30	$15.79	$13.36	$9.27

Total return(B)	16.83%	(2.53)%	18.87%	45.09%	(42.20)%

Net assets end of year (000’s)	$27,827	$18,801	$16,733	$12,453	$1,852
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	1.09%	1.07%	1.09%	1.09%	1.08%
Before reimbursement/recapture	1.09%	1.07%	1.08%	1.10%	1.08%
Net investment income to average net assets	1.01%	0.58%	0.54%	0.65%	0.98%
Portfolio turnover rate	32%	27%	27%	73%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi Managed Large Cap Core VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2012 are listed in the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated or restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2012 are listed in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2012 of $13 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities using significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the year. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Restricted securities (equity and debt): The Portfolio may invest in unregulated or otherwise restricted securities. Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by TAM’s Valuation Committee under the supervision of the Portfolio’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.75%
Over $250 million	0.70%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.84% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount reimbursed/waived by TAM was $2.

The following amount was available for recapture by TAM as of December 31, 2012:

Amount Available	Year Reimbursed	Available Through
$2	2012	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$68,472
U.S. Government	–

Proceeds from maturities and sales of securities:
Long-term	82,669
U.S. Government	–

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of forward contracts held began in the third quarter at 12 contracts and increased to 14 contracts at year end. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Asset derivatives
Unrealized appreciation on forward foreign currency contracts	$14
Liability derivatives
Unrealized depreciation on forward foreign currency contracts	(193)
Total	$(179)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Net Realized Gain (Loss) on derivatives recognized in income
Net realized gain (loss) on forward foreign currency transactions ~	$(200)
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions	(179)
Total	$(379)

~	Included within net realized gain (loss) on transactions from foreign currency transactions.
Included within net change in unrealized appreciation (depreciation) on translation of the assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	(189)

Undistributed (accumulated) net realized gain (loss) from investment securities	189

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$ 9,363	December 31, 2016

14,817	December 31, 2017

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $17,107.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$1,784

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	1,594

Long-term Capital Gain	–

Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$2,329

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(24,180)

Post October Short-Term Capital Loss Deferral	(690)

Post October Long-Term Capital Loss Deferral	(652)

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	41,197

Other Temporary Differences	–

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Effective on or about May 1, 2013, TAM will terminate its investment sub-advisory agreement with Morgan Stanley Investment Management Inc. and Invesco Advisers, Inc. with respect to the Portfolio and will enter into a new investment sub-advisory agreement with BNP Paribas Asset Management, Inc. (“BNP”). In connection with the change in sub-adviser, the Portfolio’s investment objectives and strategies, advisory and sub-advisory fees and name will change. The Portfolio will be renamed Transamerica BNP Paribas Large Cap Growth VP. Upon the effective date of this change in sub-adviser to BNP, TAM’s advisory fee schedule will decrease as set forth below:

First $250 million	0.675%
Over $250 million up to $1 billion	0.65%
Over $1 billion	0.60%

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Multi Managed Large Cap Core VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Multi Managed Large Cap Core VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Multi Managed Large Cap Core VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I:  To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II:  To approve a new investment advisory agreement with Transamerica Asset

  Management, Inc.

Affirmative	Against	Abstain
12,442,951.5069	298,599.6624	349,718.1447

Proposal III:  To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
12,433,265.7765	300,587.4106	357,416.1269

Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
12,385,029.3564	399,049.6170	307,190.3406

Proposal III.C — Concentration

Affirmative	Against	Abstain
12,448,477.4871	352,160.1310	290,631.6959

Proposal III.D — Diversification

Affirmative	Against	Abstain
12,537,229.4662	293,535.4771	260,504.3707

Transamerica Series Trust		Annual Report 2012

Transamerica Multi Managed Large Cap Core VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

(unaudited)

MARKET ENVIRONMENT

2012 was a year defined globally by a dynamic, polarized political process. The year began with a focus on Europe, as the seemingly inevitable Greek tragedy fueled speculation of when, not if, the European Union (“EU”) would see its membership shrink. In late July, a few determined statements from the European Central Bank (“ECB”) President Mario Draghi – later reinforced in early September by the ECB Governing Council – stabilized markets and postponed any sovereign exits from the EU. The markets spent the remainder of the year weighing the efficacy of a “do whatever it takes to safeguard monetary union” policy stance versus the Greek austerity commitment and Spanish financial system stability.

The eurozone had to compete with the United States for headlines, as the U.S. political climate often relegated geopolitical instability and uprising to second page news. Markets confronted an evolving monetary policy that produced multiple extensions of rate guidance (now mid-2015), a third quantitative easing (“QE3”) mortgage purchase program and additional, targeted U.S. Treasury purchases with the expiry of “Operation Twist”, the explicit use of unemployment and inflation quantitative thresholds, and a growing New York Federal Reserve balance sheet and System Open Market Account which currently stands at $2.65 trillion.

Towards the end of the year, Americans voted President Barack Obama to a second term in office in November. While the President’s reelection likely cemented the fate of the Affordable Care Act and Dodd-Frank reforms, market participants quickly turned their attention to the uncertainty surrounding the impending “fiscal cliff”. Both political parties recognized that averting the “fiscal cliff” was essential to avoiding a recession in 2013, but negotiations were strained for much of the quarter with Democrats seeking increased tax revenue from the wealthiest Americans and Republicans asking for spending cuts on entitlement programs. Ultimately, hopes of a grand bargain abated and gave way to a short-term deal, thus opening the door to further fiscal negotiations, most notably on a debt ceiling increase and spending cuts (“the sequester”), in 2013.

Treasury Inflation-Protected Securities (“TIPS”) outperformed nominal U.S. Treasuries. Real yields declined across the maturity spectrum during the year with the 10-year real yield ending the year at (0.74)%. Breakeven inflation levels (the difference between nominal and real yields and a proxy for inflation expectations) widened during the year as the markets priced in higher longer-term inflation expectations given the U.S. Federal Reserve’s continued dovish monetary policies.

PERFORMANCE

For the year ended December 31, 2012, Transamerica PIMCO Real Return TIPS VP, Initial Class returned 8.12%. By comparison, its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, returned 6.98%.

STRATEGY REVIEW

Maintaining exposure to nominal duration while underweighting real duration in the U.S. for most of the year slightly detracted from performance as real yields declined more than nominal yields. An underweight to the long-end of the U.S. yield curve, partially via interest rate swaps, offset this negative impact as long-term rates rose. Modest duration exposure to select european inflation-linked bonds added to performance during the period as yields declined. Modest exposures to non-Agency mortgage-backed securities added to returns as spreads narrowed and prices rose. Additionally, tactical positioning in investment-grade corporate bonds, partially implemented via credit default swaps, with a focus on financials was positive for returns as the sectors outperformed like-duration U.S. Treasuries during the year. The portfolio’s exposure to emerging market local debt added to returns as rates declined.

Mihir Worah

Portfolio Manager

Pacific Investment Management Company LLC

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	8.12%	9.61%	05/01/2011
Barclays U.S. TIPS*	6.98%	9.35%
Service Class	6.49%	8.56%	05/01/2011

NOTES

* The Barclays U.S. Treasury Inflation Protected Securities Index (“Barclays U.S. TIPS”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the portfolio. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Portfolio Name	Account Value	Value	During Period(B)	Value	During Period(B)	Expense Ratio(C)
Transamerica PIMCO Real Return TIPS VP
Initial Class	$1,000.00	$1,040.60	$4.57	$1,020.66	$4.52	0.89%
Service Class	1,000.00	1,025.80	5.81	1,019.41	5.79	1.14

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Includes interest fee on Dollar Rolls (representing 0.06% of average net assets for both Initial and Service Class).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the Portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

U.S. Government Obligations	94.7%
Repurchase Agreements	72.9
Foreign Government Obligations	7.3
Mortgage-Backed Securities	0.9
Corporate Debt Securities	0.9
Asset-Backed Securities	0.3
Short-Term U.S. Government Obligation	0.2

Asset Type (continued)	% of Net Assets

Certificate of Deposit	0.1%
Purchased Swaption	0.0(A)
Structured Notes Debt	0.0(A)
Other Assets and Liabilities - Net(B)	(77.3)

Total	100.0%

(A)	Amount rounds to less than 0.1%.
(B)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Foreign Currency contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, and Cash Collateral.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 94.7%
U.S. Treasury Inflation Indexed Bond
0.75%, 02/15/2042 Ð	$1,278	$1,400
1.75%, 01/15/2028 Ð	1,319	1,707
2.00%, 01/15/2026 Ð	350	459
2.13%, 02/15/2040 Ð	852	1,251
2.38%, 01/15/2025 - 01/15/2027 Ð	15,013	20,500
2.50%, 01/15/2029 Ð	1,505	2,146
3.63%, 04/15/2028 Ð	1,000	1,585
3.88%, 04/15/2029 Ð	1,546	2,563
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016 - 07/15/2022 Ð	52,163	56,145
0.63%, 07/15/2021 Ð	12,464	14,167
1.13%, 01/15/2021 a Ð	8,111	9,526
1.25%, 04/15/2014	219	225
1.25%, 07/15/2020 g a Ð	22,198	26,332
1.38%, 07/15/2018 - 01/15/2020 Ð	6,288	7,409
1.88%, 07/15/2013 Ð	2,257	2,293
2.00%, 07/15/2014 - 01/15/2016 Ð	11,658	12,842
2.63%, 07/15/2017 Ð	558	669

Total U.S. Government Obligations (cost $156,029)		161,219

FOREIGN GOVERNMENT OBLIGATIONS - 7.3%
Australia Government Bond
4.00%, 08/20/2020	AUD400	800
Canadian Government Bond
1.50%, 12/01/2044	CAD529	702
4.25%, 12/01/2021	883	1,249
Italy Buoni Poliennali del Tesoro
2.10%, 09/15/2016 - 09/15/2017	EUR2,940	3,930
Mexican Udibonos
2.00%, 06/09/2022	MXN13,113	1,064
New South Wales Treasury Corp.
2.75%, 11/20/2025	AUD1,000	1,351
United Kingdom Gilt Inflation Linked
2.50%, 07/26/2016 - Reg S	GBP100	558
United Kingdom Gilt Inflation Linked
0.13%, 03/22/2024	1,114	1,970
1.25%, 11/22/2032	57	117
1.88%, 11/22/2022	358	748

Total Foreign Government Obligations (cost $12,021)		12,489

MORTGAGE-BACKED SECURITIES - 0.9%
Commercial Mortgage Pass-Through Certificates
Series 2012-9W57, Class A
2.37%, 02/10/2029 - 144A	$800	839
DBUBS Mortgage Trust
Series 2011-LC2A, Class A2
3.39%, 07/10/2044 - 144A	100	108
First Horizon Mortgage Pass-Through Trust
Series 2004-AR7, Class 2A2
2.56%, 02/25/2035 *	100	97
Granite Mortgages PLC
Series 2003-3, Class 1A3
0.72%, 01/20/2044 *	346	343
GSR Mortgage Loan Trust
Series 2005-AR7, Class 2A1
2.62%, 11/25/2035 *	116	114
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP2, Class A3A
4.68%, 07/15/2042	49	49

Total Mortgage-Backed Securities (cost $1,521)		1,550

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES - 0.3%
CIFC Funding, Ltd.
Series 2007-1A, Class A1L
0.57%, 05/10/2021 - 144A *	$100	$97
First Frankin Mortgage Loan Trust
Series 2005-FF11, Class A2D
0.55%, 11/25/2035 *	120	117
SLC Student Loan Trust
Series 2009-AA, Class A
4.75%, 06/15/2033 - 144A *	175	168
SLM Student Loan Trust
Series 2009-D, Class A
3.50%, 08/17/2043 - 144A * §	145	140

Total Asset-Backed Securities (cost $515)		522

CORPORATE DEBT SECURITIES - 0.9%
Capital Markets - 0.1%
Goldman Sachs Group, Inc.
0.55%, 01/30/2017 *	100	125
Commercial Banks - 0.7%
Dexia Credit Local
1.65%, 09/12/2013	300	300
Eksportfinans ASA
5.50%, 06/26/2017	700	737
HSBC Bank PLC
3.10%, 05/24/2016 - 144A	200	211
Food & Staples Retailing - 0.1%
Wesfarmers, Ltd.
2.98%, 05/18/2016 - 144A	100	105

Total Corporate Debt Securities (cost $1,419)		1,478

STRUCTURED NOTES DEBT - 0.0% ¥
Consumer Finance - 0.0% ¥
SLM Corp.
4.29%, 12/15/2013 *	50	50
Total Structured Notes Debt (cost $50)

CERTIFICATE OF DEPOSIT - 0.1%
Commercial Banks - 0.1%
Abbey National Treasury Services PLC
1.76%, 06/10/2013	200	200
Total Certificate of Deposit (cost $200)

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.2%
U.S. Treasury Bill
0.14%, 12/12/2013 ▲	290	290
Total Short-Term U.S. Government Obligation (cost $290)

	Notional Amount (000’s)	Value (000’s)
PURCHASED SWAPTION - 0.0% ¥
Put Options - 0.0% ¥
OTC- If exercised the Series receives floating 3 month LIBOR, and pays 3.875%, European Style §	500	12
Expires 04/14/2014
Counterparty: DUB

Total Purchased Swaption (cost $25)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENTS - 72.9%
Bank of America 0.23% ▲, dated 12/31/2012, to be repurchased at $6,700 on 01/02/2013. Collateralized by a U.S. Government Obligation, 0.13%, due 12/31/2014, and with a value of $6,834.	$6,700	$6,700
Barclays Capital, Inc. 0.23% ▲, dated 12/31/2012, to be repurchased at $6,700 on 01/02/2013. Collateralized by a U.S. Government Obligation, 3.88%, due 04/15/2029, and with a value of $6,763.	6,700	6,700
BNP Paribas 0.29% ▲, dated 12/31/2012, to be repurchased at $6,700 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 09/20/2042, and with a value of $6,920.	6,700	6,700
Credit Suisse Securities USA 0.22% ▲, dated 12/31/2012, to be repurchased at $13,700 on 01/02/2013. Collateralized by a U.S. Government Obligation, 2.13%, due 12/31/2015, and with a value of $14,018.	13,700	13,700
JPMorgan Securities 0.25% ▲, dated 12/31/2012, to be repurchased at $13,400 on 01/02/2013. Collateralized by a U.S. Government Obligation, 1.88%, due 06/30/2015, and with a value of $13,691.	13,400	13,400
Morgan Stanley 0.25% ▲, dated 12/31/2012, to be repurchased at $12,000 on 01/02/2013. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2041, and with a value of $12,102.	12,000	12,000
RBC Capital Markets LLC § 0.18% ▲, dated 12/24/2012, to be repurchased at $24,803 on 01/14/2013. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 11/01/2041, and with a value of $25,529.	24,800	24,800

	Principal (000’s)	Value (000’s)
Royal Bank of Scotland 0.22% ▲, dated 12/31/2012, to be repurchased at $6,700 on 01/02/2013. Collateralized by a U.S. Government Obligation, 0.25%, due 11/30/2013, and with a value of $6,833.	$6,700	$6,700
Societe Generale 0.23% ▲, dated 12/31/2012, to be repurchased at $12,000 on 01/02/2013. Collateralized by a U.S. Government Obligation, 3.38%, due 11/15/2019, and with a value of $12,168.	12,000	12,000
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $830 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $849.	830	830
Toronto-Dominion Bank 0.23% ▲, dated 12/31/2012, to be repurchased at $13,900 on 01/02/2013. Collateralized by a U.S. Government Obligation, 0.88%, due 04/30/2017, and with a value of $14,189.	13,900	13,900
UBS Securities, Inc. 0.25% ▲, dated 12/31/2012, to be repurchased at $6,700 on 01/02/2013. Collateralized by a U.S. Government Obligation, 2.38%, due 10/31/2014, and with a value of $6,808.	6,700	6,700

Total Repurchase Agreements (cost $124,130)		124,130

Total Investment Securities (cost $296,200)		301,940
Other Assets and Liabilities - Net		(131,496)

Net Assets		$170,444

WRITTEN SWAPTIONS:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Premiums (Received) (000’s)	Value (000’s)
Call- OTC 5-Year Interest Rate Swap	DUB	3-Month USD LIBOR BBA	Receive	0.75%	03/18/2013	$4,400	$(11)	$(4)
Call- OTC 5-Year Interest Rate Swap	DUB	3-Month USD LIBOR BBA	Receive	1.70	03/18/2013	2,700	(31)	(102)
Call- OTC 7-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Receive	1.20	03/18/2013	500	(1)	(1)
Put- OTC 10-Year Interest Rate Swap	DUB	6-Month EUR EURIBOR	Pay	2.15	01/07/2013	EUR500	(3)	(¿ )
Put- OTC 5-Year Interest Rate Swap	DUB	3-Month USD LIBOR BBA	Pay	1.40	03/18/2013	$4,400	(11)	(1)
Put- OTC 5-Year Interest Rate Swap	DUB	3-Month USD LIBOR BBA	Pay	1.70	03/18/2013	2,700	(53)	(¿ )
Put- OTC 5-Year Interest Rate Swap	DUB	3-Month USD LIBOR BBA	Pay	2.00	03/18/2013	100	(1)	(¿ )

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

WRITTEN SWAPTIONS (continued):

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Premiums (Received) (000’s)	Value (000’s)
Put- OTC 5-Year Interest Rate Swap	DUB	3-Month USD LIBOR BBA	Pay	2.85	04/14/2014	$2,200	$(26)	$(3)
Put- OTC 7-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	1.65	03/18/2013	500	(1)	(1)
Put- OTC 7-Year Interest Rate Swap	BOA	3-Month USD LIBOR BBA	Pay	1.65	03/18/2013	300	(1)	(1)

							$(139)	$(113)

CENTRALLY CLEARED SWAP AGREEMENTS: ¶

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums Paid (000’s)	Unrealized Appreciation (Depreciation) (000’s)
3-Month USD-LIBOR	1.40%	01/04/2018	USD	$3,400	$(2)	$(—)	$(2)
3-Month USD-LIBOR	1.50	01/04/2018	USD	2,700	(7)	—	(7)
3-Month USD-LIBOR	2.50	12/19/2042	USD	2,300	143	67	76

					$134	$67	$67

OVER THE COUNTER SWAP AGREEMENTS:

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums Paid (000’s)	Unrealized Appreciation (Depreciation) (000’s)
France CPI ex Tobacco §	2.00%	07/25/2016	BOA	EUR	500	$5	$2	$3

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums Paid (000’s)	Unrealized (Depreciation) (000’s)
U.S. CPI Urban Consumers NAS §	2.50%	07/15/2022	DUB	USD	$2,700	$29	$45	$(16)

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Unrealized Appreciation (Depreciation) (000’s)
10-Year U.S. Treasury Note	Long	25	03/19/2013	$(1)
90-Day Eurodollar	Long	5	09/14/2015	1
90-Day Eurodollar	Long	50	03/14/2016	12

				$12

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
AUD	BCLY	(16)	01/10/2013	$(17)	$¿
AUD	BOA	(2,055)	01/10/2013	(2,124)	(10)
AUD	BCLY	(33)	01/10/2013	(35)	¿
BRL	HSBC	1,482	02/04/2013	718	3
CAD	DUB	(1,955)	03/21/2013	(1,984)	24
CNY	BCLY	(13)	02/01/2013	(2)	(¿)
EUR	BCLY	(89)	01/15/2013	(115)	(2)
EUR	DUB	(213)	01/15/2013	(277)	(4)
EUR	BOA	(2,756)	01/15/2013	(3,583)	(51)
EUR	DUB	(46)	01/15/2013	(59)	(2)
GBP	DUB	(109)	03/12/2013	(177)	¿
GBP	BCLY	(20)	03/12/2013	(32)	(¿)
GBP	BCLY	(219)	03/12/2013	(356)	(¿)
GBP	DUB	(1,304)	03/12/2013	(2,097)	(23)
GBP	BCLY	(436)	03/12/2013	(701)	(8)
TRY	DUB	121	01/30/2013	67	¿
TRY	HSBC	(672)	01/30/2013	(366)	(9)
TRY	DUB	640	01/30/2013	356	2

					$(80)

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) pledged as of 12/31/2012:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received) Pledged (000’s)	Net Exposures (1) (000’s)
BCLY	$(10)	$–	$(10)
BOA	(57)	–	(57)
DUB	(72)	–	(72)
GSC	(2)	–	(2)
HSBC	(6)	–	(6)

(1)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

Ð	Security, or a portion thereof, is subject to a dollar roll transaction.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
¥	Percentage rounds to less than 0.1%.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $302,503. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $369 and $932, respectively. Net unrealized depreciation for tax purposes is $563.
§	Illiquid. Total aggregate market value of illiquid investment securities is $24,952, or 14.64%, of the portfolio’s net assets, and illiquid derivatives aggregated to $34, or 0.02% of the portfolio’s net assets.
g	All or a portion of this security has been segregated as collateral with the broker to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $26.
Cash in the amount of $36, has been segregated as collateral with the custodian to cover margin requirements for open futures contracts.
This security in the amount of $290 has been segregated as collateral by the broker to cover open dollar roll transactions.
¶	Cash in the amount of $70 has been segregated by the custodian for centrally cleared swaps.
a	All or a portion of this security has been segregated as collateral with the broker for centrally cleared swaps. Total value of securities segregated as collateral to cover centrally cleared swaps is $259.
¿	Amount is less than 1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $1,668, or 0.98% of the portfolio’s net assets.
BBA	British Banker’s Association
BOA	Bank of America
BCLY	Barclays Bank PLC
CPI	Consumer Price Index
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
LIBOR	London Interbank Offered Rate
OTC	Over The Counter

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
TRY	Turkish New Lira
USD	United States Dollar

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Asset-Backed Securities	$—	$522	$—	$522
Certificate of Deposit	—	200	—	200
Corporate Debt Securities	—	1,478	—	1,478
Foreign Government Obligations	—	12,489	—	12,489
Mortgage-Backed Securities	—	1,550	—	1,550
Purchased Swaption	—	12	—	12
Repurchase Agreements	—	124,130	—	124,130
Short-Term U.S. Government Obligation	—	290	—	290
Structured Notes Debt	—	50	—	50
U.S. Government Obligations	—	161,219	—	161,219
Total	$—	$301,940	$—	$301,940

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Written Swaptions	$—	$(113)	$—	$(113)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Futures Contracts - Appreciation	$13	$—	$—	$13
Futures Contracts - Depreciation	(1)	—	—	(1)
Forward Foreign Currency Contracts - Appreciation	—	29	—	29
Forward Foreign Currency Contracts - Depreciation	—	(109)	—	(109)
Interest Rate Swaps - Appreciation	76	3	—	79
Interest Rate Swaps - Depreciation	(9)	(16)	—	(25)
Total	$79	$(93)	$—	$(14)

Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $172,070)	$177,810
Repurchase agreement, at value (cost: $124,130)	124,130
Cash on deposit with custodian	106
Foreign currency, at value (cost: $15)	15
Receivables:
Investment securities sold	16,582
Shares sold	392
Interest	774
Due from advisor	–(A)
Prepaid expenses	–(A)
Unrealized appreciation on swap agreements	79
Premium paid on swap agreements	114
Unrealized appreciation on forward foreign currency contracts	29

320,031

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	15,810
Shares redeemed	3
Management and advisory fees	103
Distribution and service fees	35
Trustees fees	–(A)
Transfer agent fees	–(A)
Administration fees	4
Printing and shareholder reports fees	4
Audit and tax fees	20
Variation margin	89
Other	8
Payable for delayed delivery securities	133,264
Unrealized depreciation on forward foreign currency contracts	109
Written options and swaptions, at value (premium: $139)	113
Unrealized depreciation on swap agreements	25

149,587

Net assets	$170,444

Net assets consist of:
Capital stock ($.01 par value)	$151
Additional paid-in capital	163,592
Undistributed net investment income	929
Undistributed net realized gain from investment securities, futures, written option and swaption contracts, swap agreements and foreign currency transactions	(186)
Net unrealized appreciation (depreciation) on:
Investment securities	5,740
Futures contracts	12
Written option and swaption contracts	26
Swap agreements	54
Translation of assets and liabilities denominated in foreign currencies	126

Net assets	$170,444

Net assets by class:
Initial Class	$365
Service Class	170,079
Shares outstanding:
Initial Class	32
Service Class	15,071
Net asset value and offering price per share:
Initial Class	11.47
Service Class	$11.29

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Interest income	$ 1,854
Securities lending income (net)	3

Total investment income	1,857

Expenses:
Management and advisory	828
Distribution and service:
Service Class	278
Printing and shareholder reports	17
Custody	77
Administration	28
Legal	8
Audit and tax	20
Trustees	4
Transfer agent	1
Interest	51
Other	1

Total expenses	1,313

Recaptured expenses	5

Net expenses	1,318

Net investment income	539

Net realized gain (loss) on transactions from:
Investment securities	753
Futures contracts	52
Written option and swaption contracts	82
Swap agreements	(95)
Foreign currency transactions	(370)

422

Net change in unrealized appreciation (depreciation) on:
Investment securities	5,505
Futures contracts	(33)
Written option and swaption contracts	23
Swap agreements	77
Translation of assets and liabilities denominated in foreign currencies	148

Net change in unrealized appreciation (depreciation)	5,720

Net realized and change in unrealized gain	6,142

Net increase in net assets resulting from operations	$ 6,681

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

STATEMENT OF CHANGES IN NET ASSETS

For the year and period ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011 (A)
From operations:
Net investment income	$539	$167
Net realized gain from investment securities, futures contracts, written option and swaption contracts, swaps and foreign currency transactions	422	1,790
Net change in unrealized appreciation (depreciation) on investment securities, futures contracts, written option and swaption contracts, swaps and foreign currency translation	5,720	238

Net increase in net assets resulting from operations	6,681	2,195

Distributions to shareholders:
From net investment income:
Initial Class	(30)	—
Service Class	(289)	—

	(319)	—

From net realized gains:
Initial Class	(152)	—
Service Class	(1,704)	—

	(1,856)	—

Total distributions to shareholders	(2,175)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	473	10,066
Service Class	115,852	67,801

	116,325	77,867

Dividends and distributions reinvested:
Initial Class	3	—
Service Class	1,993	—

	1,996	—

Cost of shares redeemed:
Initial Class	(11,258)	(59)
Service Class	(17,004)	(4,124)

	(28,262)	(4,183)

Net increase in net assets from capital shares transactions	90,059	73,684

Net increase in net assets	94,565	75,879

Net assets:
Beginning of period/year	75,879	—

End of year	$170,444	$75,879

Undistributed net investment income	$929	$299

Share activity:
Shares issued:
Initial Class	42	1,006
Service Class	10,389	6,434

	10,431	7,440

Shares issued-reinvested from dividends and distributions:
Initial Class	— (B)	—
Service Class	180	—

	180	—

Shares redeemed:
Initial Class	(1,011)	(5)
Service Class	(1,542)	(390)

	(2,553)	(395)

Net increase (decrease) in shares outstanding:
Initial Class	(969)	1,001
Service Class	9,027	6,044

	8,058	7,045

(A)	Commenced operations on May 1, 2011.
(B)	Rounds to less than 1 share.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class		Service Class
	December 31, 2012	May 1 to Dec 31, 2011(A)	December 31, 2012	May 1 to Dec 31, 2011(A)

Net asset value
Beginning of period/year	$10.78	$10.00	$10.77	$10.00
Investment operations
Net investment income(B)	0.09	0.14	0.05	0.01
Net realized and unrealized gain	0.78	0.64	0.64	0.76

Total operations	0.87	0.78	0.69	0.77

Distributions
From net investment income	(0.03)	–	(0.03)	–
From net realized gains	(0.15)	–	(0.14)	–

Total distributions	(0.18)	–	(0.17)	–

Net asset value
End of year	$11.47	$10.78	$11.29	$10.77

Total return(C)	8.12%(F)	7.80%(D)	6.49%	7.70%(D)

Net assets end of year (000’s)	$365	$10,786	$170,079	$65,093
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	0.88%(F)	0.90%(E)	1.13%(F)	1.15%(E)
Before reimbursement/recapture	0.87%(F)	0.92%(E)	1.12%(F)	1.17%(E)
Net investment income to average net assets	0.83%(F)	0.90%(E)	0.43%(F)	0.06%(E)
Portfolio turnover rate	409%(G)	384%(D)	409%(G)	384%(D)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes interest fee on Dollar Rolls (representing 0.04% of average net assets and 3.39% of total return).
(G)	Excludes dollar roll transactions.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Real Return TIPS VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2012 are listed in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased Options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written Options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in selling or buying a security or currency at a price different from the current market value.

Straddle swaption contracts: The Portfolio enters into straddle swaption contracts. A straddle swaption is an investment strategy that consists of two swaptions, each with a different underlying swap, wherein the holder buys both a payer and receiver option on the same floating rate. If the floating rate falls, the holder receives the fixed rate, and if the floating rate rises, the holder pays the fixed rate.

The underlying face amounts of open option and swaption contracts at December 31, 2012 are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premium	Notional Amount
Balance at December 31, 2011	$–	$–
Sales	3	6
Closing Buys	(3)	(6)
Expirations	–	–
Exercised	–	–

Balance at December 31, 2012	$–	$–

Transactions in written swaptions were as follows:

	Premium	Notional
Amount
Balance at December 31, 2011	$–	–
Sales	3	EUR500
Closing Buys	–	–
Expirations	–	–
Exercised	–	–

Balance at December 31, 2012	$3	EUR500

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

	Premium	Notional Amount
Balance at December 31, 2011	$4	$900
Sales	247	48,200
Closing Buys	(115)	(31,300)
Expirations	–	–
Exercised	–	–
Balance at December 31, 2012	$136	17,800

Futures contracts: The Portfolio is subject to equity and commodity price risks, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2012 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

Payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to the type of swap agreement are identified and described in the following paragraph:

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The open swap agreements at December 31, 2012 are listed in the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other expenses on the Statement of Operations.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Dollar Rolls: The Portfolio enters into dollar roll transactions. With the adoption of the amended authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” as issued by the Financial Accounting Standards Board (“FASB”) in April 2011 and adopted by the Portfolio on January 1, 2012, the Portfolio accounts for dollar roll transaction as borrowing transactions and realizes gains and losses on these transactions at the end of the roll period. Dollar roll transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase substantially similar securities (same type and interest rate) on a specified future date. The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a dollar roll transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”), as well as by any interest earned on the proceeds of the securities sold. Dollar roll transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Dollar roll transactions expose the Portfolio to risks such as the following: (i) buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio; (ii) the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

Dollar roll transactions accounted for as borrowing transactions are excluded from the Portfolio’s turnover rate. The Portfolio recognizes drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2012, the Portfolio earned drop fee income of $124, which is included in interest income in the Statement of Operations.

The outstanding payable for securities to be repurchased is included in payable for funds borrowed in the Statements of Assets and Liabilities. The average borrowing for dollar roll transactions during the year ended December 31, 2012 was approximately $17,120, with an average interest rate of 0.30%. The interest expense is included in Interest in the Statement of Operations.

Open Dollar roll transactions at December 31, 2012 are included in the Schedule of Investments.

Structured notes: The Portfolio invests in structured notes. A structured debt instrument is a hybrid debt security that has an embedded derivative. This type of instrument is used to manage cash flows from the debt security. All structured notes are listed within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio invests in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income in the Statement of Operations with a corresponding adjustment to cost.

Restricted and illiquid securities: The Portfolio may invest in unregulated or restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2012 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees.

The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2012:

	Market Value	% of Net Assets
Transamerica Madison Conservative Allocation VP	$ 353	0.21%

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.70%
Over $250 million up to $750 million	0.65%
Over $750 million up to $1 billion	0.60%
Over $1 billion	0.55%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.90% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount recaptured by TAM was $5. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$12,411
U.S. Government	541,902

Proceeds from maturities and sales of securities:
Long-term	9,039
U.S. Government	463,204

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of purchased swaptions and swap contracts held throughout the year averaged one and three contracts, respectively, with an overall increase from zero and two contracts at the beginning of the year, respectively, to one and five contracts, respectively, at year end. The volume of future contracts held throughout the year averaged two contracts, beginning and ending the year at three contracts. The volume of forwards and written options contracts held throughout the year averaged 20 and five contracts, respectively, with an overall increase from 11 and one contracts at the beginning of the year, respectively, to 18 and 10 contracts, respectively, at year end. The tables below highlight the types of risk associated with the Portfolio and how the aforementioned derivative instruments are used to mitigate such risks:

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Total
Asset derivatives
Purchased swaption, at value*	$12	$-	$12
Unrealized appreciation on futures contracts**	13	-	13
Premium paid on swap agreements	114	-	114
Unrealized appreciation on swap agreements	79	-	79
Unrealized appreciation on forward foreign currency contracts	-	29	29
Liability derivatives
Written options and swaptions, at value	(113)	-	(113)
Unrealized depreciation on futures contracts**	(1)	-	(1)
Unrealized depreciation on swap agreements	(25)	-	(25)
Unrealized depreciation on forward foreign currency contracts	-	(109)	(109)
Total	$79	$(80)	$(1)

*   Included within Investment securities, at value.

** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Total
Net Realized Gain (Loss) on Derivatives recognized in income
Net realized loss on purchased swaptions ^	$(14)	$-	$(14)
Net realized gain on futures contracts	52	-	52
Net realized gain on written swaptions	82	-	82
Net realized loss on swap agreements	(95)	-	(95)
Net realized loss on forward foreign currency transactions ~	-	(379)	(379)
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options	(13)	-	(13)
Net change in unrealized appreciation (depreciation) on futures contracts	(33)	-	(33)
Net change in unrealized appreciation (depreciation) on written swaptions	23	-	23
Net change in unrealized appreciation (depreciation) on swap agreements	77	-	77
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions	-	(53)	(53)
Total	$79	$(432)	$(353)

^ Included within net realized gain (loss) on transactions from investment securities.

~ Included within net realized gain (loss) on transactions from foreign currency transactions.

Included within net change in unrealized appreciation (depreciation) on Investment securities.

Included within net change in unrealized appreciation (depreciation) on translation of the assets and liabilities denominated in foreign currencies.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2011 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	410

Undistributed (accumulated) net realized gain (loss) from investment securities	(410)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$2,110

Long-term Capital Gain	65

2011 Distributions paid from:

Ordinary Income	–

Long-term Capital Gain	–

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$6,835

Undistributed Long-term Capital Gain	27

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	(93)

Other Temporary Differences	(68)

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Real Return TIPS VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Real Return TIPS VP (one of the funds constituting Transamerica Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Real Return TIPS VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
11,556,366.6153	149,521.2930	153,343.7367

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
11,494,464.2650	204,746.9643	160,020.4157

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
11,509,533.0473	190,742.0986	158,956.4991

Proposal III.C — Concentration

Affirmative	Against	Abstain
11,469,706.6087	229,504.6206	160,020.4157

Proposal III.D — Diversification

Affirmative	Against	Abstain
11,486,778.4487	213,496.6972	158,956.4991

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Real Return TIPS VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $65 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

(unaudited)

MARKET ENVIRONMENT

In a largely status quo election, Americans voted President Barack Obama to a second term in office in November. While the President’s reelection likely cemented the fate of the Affordable Care Act and Dodd-Frank reforms, market participants quickly turned their attention to the uncertainty surrounding the impending “fiscal cliff”. Both political parties recognized that averting the cliff was essential to avoiding a recession in 2013, but negotiations were strained for much of the quarter with Democrats seeking increased tax revenue from the wealthiest Americans and Republicans asking for spending cuts on entitlement programs. Ultimately, hopes of a grand bargain abated and gave way to a short-term deal, thus opening the door to further fiscal negotiations, most notably on a debt ceiling increase and spending cuts (the “sequester”), in 2013.

While politicians struggled to agree on fiscal policy, the U.S. Federal Reserve (“Fed”) unveiled new monetary policy measures to stimulate the economy. According to Fed Chairman Bernanke, “The conditions now prevailing in the job market represent an enormous waste of human and economic potential.” With “Operation Twist” set to expire at the end of the year, the Fed announced that they will initiate purchases of $45 billion in Treasuries, in addition to the existing purchases of $40 billion in agency mortgaged-backed securities, each month. The Fed also took the extraordinary step of linking an increase in the federal funds rate to specific economic targets. Rates will stay low, between zero and 0.25% percent, at least as long as the unemployment rate remains over 6.5% and projected inflation is below 2.5%. These targets replace the Fed’s previous statement that rates would remain low through at least the middle of 2015.

U.S. interest rates reversed a downward trend and rose during the fourth quarter of 2012. The 10-year U.S. Treasury yield increased 12 basis points during the quarter to end December at 1.76%. The U.S. Treasury yield curve steepened as the 2-year U.S. Treasury yield rose 2 basis points while the 30-year U.S. Treasury yield rose 13 basis points. Yields in most eurozone countries fell as investors responded to the European Central Bank’s program of “Outright Monetary Transactions” and President Mario Draghi’s commitment to support the Euro. Spanish and Italian 10-year yields fell during the quarter. The Barclays U.S. Aggregate Bond Index, a widely used index of U.S. high-grade bonds that includes Treasuries, returned 0.21% during the quarter, and most fixed income sectors that trade at a spread to U.S. Treasuries outperformed on a duration-adjusted basis.

Despite the rhetoric surrounding the “fiscal cliff” and the damage from Hurricane Sandy, there were positive economic data released during the quarter. According to gross domestic product data, the U.S. economy grew at a higher than expected 3.1% annual rate during the third quarter, up from 1.3% during the second quarter. The housing market continued to show improvement during the fourth quarter amid record low mortgage rates. In October, the S&P/Case-Shiller Index of property values in 20 cities increased 4.3% from a year earlier, and sales of existing homes rose to the highest level in three years, according to the National Association of Realtors. The unemployment rate fell to 7.8% during the quarter, representing a four year low.

PERFORMANCE

For the year ended December 31, 2012, Transamerica PIMCO Tactical – Balanced VP, Initial Class returned 1.19%. By comparison, its primary and secondary benchmarks, the Standard & Poor’s 500® Index (“S&P 500®”) and the Transamerica PIMCO Tactical – Balanced VP Blended Benchmark returned 16.00% and 11.26%, respectively. The portfolio’s former benchmark, the Dow Jones World Total Return Index, returned 16.59%.

Prior to September 17, 2012, the portfolio was named Transamerica Hanlon Balanced VP and had a different sub-adviser.

STRATEGY REVIEW

With the low volatility experienced during the period, the portfolio maintained an overweight to equities, obtained via exposure to S&P 500® futures. A decline in the S&P 500® during the fiscal period detracted from relative performance. On the fixed income allocation, the portfolio maintained an overweight to U.S. duration during the period which detracted from performance as rates rose during the period. An allocation to non-agency mortgages added to returns given positive supply technicals and strong demand. An overall underweight to corporate bonds detracted from relative returns as the sector outperformed despite uncertainty surrounding the “fiscal cliff”. Finally, modest exposure to emerging market external debt also added to returns as spreads tightened during the period given the liquidity injected by central banks.

The portfolio used equity futures to obtain exposure to the S&P 500® and Russell 2000® indices. These positions detracted from performance as these underlying equity indices underperformed during the year. The portfolio obtained exposure to the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) via total return swaps. These positions added to performance as the MSCI-EAFE had positive returns during the period. The portfolio used equity options to hedge against equity drawdowns.

Vineer Bhansali

Josh Thimons

Co-Portfolio Managers

Pacific Investment Management Company, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	1.19%	2.15%	05/01/2009
S&P 500®*	16.00%	16.63%
Transamerica PIMCO Tactical - Balanced VP Blended Benchmark*	11.26%	12.62%
Dow Jones World Total Return*	16.59%	14.80%
Service Class	0.98%	1.90%	05/01/2009

NOTES

* Prior to September 17, 2012, the Dow Jones World Total Return Index (“Dow Jones World Total Return”) served as the benchmark for the portfolio, at which time, it was replaced by the Standard & Poor’s 500® Index (“S&P 500®”). The Transamerica PIMCO Tactical - Balanced VP Blended Benchmark is composed of the following benchmarks: The Barclays U.S. Government/Credit Bond Index 40%, S&P 500® 35%, Morgan Stanley Capital International-Europe, Australasia, and Far East Index 10%, Barclays Long Government/Credit Index 10% and the Russell 2000® Index 5%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying equity derivatives, their ability to achieve their investment objectives depends largely on the performance of the underlying equity derivatives in which they invest. There can be no assurance that the investment objectives of any underlying equity derivatives will be achieved. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Portfolio Name	Account Value	Value	During Period(B)	Value	During Period(B)	Expense Ratio
Transamerica PIMCO Tactical - Balanced VP
Initial Class	$1,000.00	$1,010.00	$4.90	$1,020.26	$4.93	0.97%
Service Class	1,000.00	1,009.80	6.16	1,019.00	6.19	1.22

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the Portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Repurchase Agreements	38.7%
U.S. Government Obligations	29.1
Corporate Debt Securities	13.5
U.S. Government Agency Obligations	7.5
Securities Lending Collateral	4.4
Commercial Paper	2.9
Mortgage-Backed Securities	2.8
Asset-Backed Securities	2.4
Foreign Government Obligations	1.7
Purchased Option	1.6
Municipal Government Obligations	1.4
Certificate of Deposit	1.0

Asset Type (continued)	% of Net Assets
Short-Term U.S. Government Obligations	0.4
Purchased Swaption	0.0(A)
Other Assets and Liabilities - Net(B)	(7.4)
Total	100.0%

(A)	Amount rounds to less than 0.1%
(B)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)

U.S. GOVERNMENT OBLIGATIONS - 29.1%
U.S. Treasury Bond
2.75%, 08/15/2042	$4,600	$4,442
U.S. Treasury Note
0.63%, 08/31/2017	8,650	8,643
1.00%, 08/31/2019 g	4,550	4,523
1.63%, 08/15/2022	5,300	5,265
1.63%, 11/15/2022 ^	400	396

Total U.S. Government Obligations (cost $23,097)		23,269

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.5%
Fannie Mae
0.88%, 10/26/2017	1,800	1,807
Fannie Mae, TBA
4.50%	2,700	2,916
Financing Corp. Fico STRIPS
1.44%, 05/11/2018 ▲	600	563
Freddie Mac
1.25%, 10/02/2019	750	748

Total U.S. Government Agency Obligations (cost $6,019)		6,034

FOREIGN GOVERNMENT OBLIGATIONS - 1.7%
Province of Ontario Canada
1.65%, 09/27/2019	1,200	1,199
Russian Federation
7.50%, 03/31/2030 - Reg S	155	199

Total Foreign Government Obligations (cost $1,391)		1,398

MORTGAGE-BACKED SECURITIES – 2.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2004-2, Class A5
4.58%, 11/10/2038	160	166
Bear Stearns Alt-A Trust
Series 2005-5, Class 1A1
0.65%, 07/25/2035 *	87	81
Countrywide Home Loan Mortgage Pass- Through Trust
Series 2005-9, Class 1A1
0.51%, 05/25/2035 *	124	99
DBRR Trust
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	555	556
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A2
5.38%, 03/10/2039	280	289
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1
1.10%, 03/06/2020 - 144A *	156	156
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-4, Class 6A1
0.45%, 03/25/2035 *	1,069	927

Total Mortgage-Backed Securities (cost $2,221)		2,274

ASSET-BACKED SECURITIES – 2.4%
ACA CLO, Ltd.
Series 2006-1A, Class A1
0.57%, 07/25/2018 - 144A *	224	218
American Express Credit Account Master Trust
Series 2012-5, Class A
0.59%, 05/15/2018	200	200

	Principal (000’s)	Value (000’s)

ASSET-BACKED SECURITIES (continued)
BlueMountain CLO, Ltd.
Series 2005-1A, Class A1F
0.55%, 11/15/2017 - 144A *	$240	$237
First Frankin Mortgage Loan Trust
Series 2005-FF2, Class M3
0.69%, 03/25/2035 *	100	92
Series 2005-FF2, Class M4
0.80%, 03/25/2035 *	400	323
Fore CLO, Ltd.
Series 2007-1A, Class A1A
0.56%, 07/20/2019 - 144A * §	250	242
Northstar Education Finance, Inc.
Series 2012-1, Class A
0.91%, 12/26/2031 - 144A *	147	147
SLM Student Loan Trust
Series 2012-E, Class A1
0.96%, 10/16/2023 - 144A *	74	75
Tara Hill BV
Series 1X, Class I
1.29%, 01/24/2019 *	EUR157	206
Utah State Board of Regents
Series 2012-1, Class A
0.96%, 12/26/2031 *	$147	148

Total Asset-Backed Securities (cost $1,876)		1,888

MUNICIPAL GOVERNMENT OBLIGATIONS – 1.4%
Bay Area Toll Authority
6.92%, 04/01/2040	200	275
Los Angeles Community College District
6.60%, 08/01/2042	200	268
Port Authority of New York & New Jersey
4.46%, 10/01/2062	200	196
State of California - Build America Bonds
7.35%, 11/01/2039	300	420

Total Municipal Government Obligations (cost $1,178)		1,159

CORPORATE DEBT SECURITIES – 13.5%
Air Freight & Logistics - 0.1%
United Parcel Service, Inc.
2.45%, 10/01/2022	100	100
Airlines – 0.1%
Continental Airlines Pass-Through Trust
Series 2012-2, Class A
4.00%, 10/29/2024 ^	50	53
Series 2012-2, Class B
5.50%, 10/29/2020	50	52
Biotechnology - 0.6%
Amgen, Inc.
4.10%, 06/15/2021 ^	400	443
Capital Markets - 1.1%
Goldman Sachs Group, Inc.
0.76%, 03/22/2016 *	300	291
6.15%, 04/01/2018	280	329
Morgan Stanley - Series MTN
6.63%, 04/01/2018	200	236
Commercial Banks - 3.8%
American Express Centurion Bank
0.76%, 11/13/2015 *	500	500
Bank of Montreal
2.55%, 11/06/2022 ^	220	218
Bank of Nova Scotia
0.56%, 03/27/2014	400	400

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

Commercial Banks (continued)
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
4.50%, 01/11/2021	$220	$247
HSBC Holdings PLC
5.10%, 04/05/2021 ^	280	331
JPMorgan Chase Bank NA
6.00%, 10/01/2017	260	308
Sberbank of Russia Via SB Capital SA
5.18%, 06/28/2019 - Reg S	400	438
UBS AG
5.75%, 04/25/2018 ^	200	237
Westpac Banking Corp.
1.07%, 09/25/2015 *	300	302
Commercial Services & Supplies - 0.3%
Eaton Corp.
2.75%, 11/02/2022 - 144A ^ §	125	124
ERAC USA Finance LLC
1.40%, 04/15/2016 - 144A §	100	101
Consumer Finance - 0.2%
Caterpillar Financial Services Corp.
1.65%, 04/01/2014	150	152
Diversified Financial Services - 2.0%
American Honda Finance Corp.
0.76%, 05/08/2014 - 144A *	150	151
Ford Motor Credit Co. LLC
4.25%, 09/20/2022	200	211
General Electric Capital Corp.
0.91%, 12/11/2015 *	120	120
Helios Leasing I LLC
1.56%, 09/28/2024	196	196
JPMorgan Chase & Co.
3.25%, 09/23/2022 ^	200	206
LeasePlan Corp. NV
3.00%, 10/23/2017 - 144A §	250	252
Merrill Lynch & Co., Inc.
6.88%, 04/25/2018 ^	220	265
Tagua Leasing LLC
1.58%, 11/16/2024	200	200
Electric Utilities - 0.4%
Entergy Louisiana LLC
3.30%, 12/01/2022	150	150
Niagara Mohawk Power Corp.
4.12%, 11/28/2042 - 144A §	200	196
Electrical Equipment - 0.2%
Schneider Electric SA
2.95%, 09/27/2022 - 144A §	150	151
Industrial Conglomerates - 0.3%
General Electric Co.
2.70%, 10/09/2022 ^	260	265
Internet & Catalog Retail - 0.2%
Amazon.com, Inc.
2.50%, 11/29/2022 ^	200	197
Machinery - 0.3%
Stanley Black & Decker, Inc.
2.90%, 11/01/2022 ^	200	202
Media - 0.2%
British Sky Broadcasting Group PLC
3.13%, 11/26/2022 - 144A ^ §	80	80
COX Communications, Inc.
3.25%, 12/15/2022 - 144A ^	100	103
Metals & Mining - 0.2%
BHP Billiton Finance USA, Ltd.
5.50%, 04/01/2014	150	159

	Principal (000’s)	Value (000’s)

Multi-Utilities - 0.2%
Sempra Energy
2.88%, 10/01/2022 ^	$150	$150
Oil, Gas & Consumable Fuels - 1.8%
BP Capital Markets PLC
5.25%, 11/07/2013	150	156
Dolphin Energy, Ltd.
5.50%, 12/15/2021 - Reg S	400	466
Petroleos Mexicanos
6.00%, 03/05/2020	200	239
Plains All American Pipeline, LP / PAA Finance Corp.
2.85%, 01/31/2023	100	99
Statoil ASA
2.45%, 01/17/2023 ^	125	125
TNK-BP Finance SA
7.88%, 03/13/2018 - Reg S	200	243
Western Gas Partners, LP
4.00%, 07/01/2022 ^	115	121
Pharmaceuticals - 0.4%
AbbVie, Inc.
1.07%, 11/06/2015 - 144A * ^ §	200	203
Eli Lilly & Co.
4.20%, 03/06/2014	150	156
Road & Rail - 0.5%
Canadian National Railway Co.
2.25%, 11/15/2022	400	399
Software - 0.4%
Microsoft Corp.
2.13%, 11/15/2022	300	297
Tobacco - 0.2%
Philip Morris International, Inc.
6.88%, 03/17/2014 ^	150	162

Total Corporate Debt Securities (cost $10,721)		10,782

CERTIFICATE OF DEPOSIT - 1.0%
Commercial Banks - 1.0%
Dexia Credit Local
1.40%, 09/20/2013	800	800
Total Certificate of Deposit (cost $800)

COMMERCIAL PAPER - 2.9%
Commercial Banks - 0.2%
Abbey National North America LLC
1.00%, 04/03/2013	125	125
Diversified Financial Services - 0.3%
Ford Motor Credit Co.
1.24%, 01/23/2013	275	275
Electric Utilities - 2.4%
Duke Energy Corp.
0.47%, 01/02/2013 - 144A	290	290
Entergy Corp.
0.93%, 02/15/2013 - 144A	330	330
Northeast Utilities
0.42%, 01/07/2013 - 144A	760	759
PPL Energy Supply LLC
0.46%, 01/22/2013 - 144A	580	580

Total Commercial Paper (cost $2,359)		2,359

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.4%
U.S. Treasury Bill
0.06%, 03/28/2013 ▲ g	58	58
0.08%, 05/02/2013 ▲ g	276	276

Total Short-Term U.S. Government Obligations (cost $334)		334

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Notional Amount (000’s)	Value (000’s)

PURCHASED OPTION - 1.6%
Put Option - 1.6%
S&P 500 Index	$28	$1,306
Index Value 1,200
Expires 12/21/2013
Total Purchased Option (cost $1,287)

PURCHASED SWAPTION - 0.0% ¥
Put Option - 0.0% ¥
OTC- If exercised the Series receives floating 3 month LIBOR, and pays 3.45%, European Style §	300	25
Expires 09/21/2015
Counterparty: BNP

Total Purchased Swaption (cost $24)

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 4.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	3,555,055	3,555
Total Securities Lending Collateral (cost $3,555)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENTS - 38.7%
Credit Suisse Securities USA
0.23% ▲, dated 12/31/2012, to be repurchased at $4,600 on 01/02/2013. Collateralized by a U.S. Government Obligation, 1.00%, due 03/31/2017, and with a value of $4,693.	$4,600	4,600
Goldman Sachs
0.28% ▲, dated 12/31/2012, to be repurchased at $4,600 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 4.50%, due 02/01/2041, and with a value of $4,747.	4,600	4,600

	Principal (000’s)	Value (000’s)
JPMorgan Securities
0.25% ▲, dated 12/31/2012, to be repurchased at $8,400 on 01/02/2013. Collateralized by U.S. Government Obligations, 1.88% - 2.38%, due 10/31/2014 - 08/31/2017, and with a total value of $8,540.	$8,400	$8,400
RBC Capital Markets LLC
0.25% ▲, dated 12/31/2012, to be repurchased at $11,600 on 01/02/2013. Collateralized by a U.S. Government Obligation, 0.75%, due 12/31/2017, and with a value of $11,836.	11,600	11,600
State Street Bank & Trust Co.
0.03% ▲, dated 12/31/2012, to be repurchased at $1,879 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 02/01/2032, and with a value of $1,917.	1,879	1,879

Total Repurchase Agreements (cost $31,079)		31,079

Total Investment Securities (cost $85,941)		86,262
Other Assets and Liabilities - Net		(5,976)

Net Assets		$80,286

	Principal (000’s)	Value (000’s)
TBA SHORT COMMITMENT - (0.3%)
U.S. Government Agency Obligation - (0.3%)
Fannie Mae, TBA
3.50%	$(230)	$(245)
Total TBA Short Commitment (proceeds $(245))

WRITTEN SWAPTIONS:  p

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Premiums (Received) (000’s)	Value (000’s)
Call- OTC 7-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Receive	1.20%	03/18/2013	$260	$(1)	$(1)
Put- OTC 5-Year Interest Rate Swap	BNP	3-Month USD LIBOR BBA	Pay	2.50	09/21/2015	1,260	(23)	(21)
Put- OTC 7-Year Interest Rate Swap	BOA	3-Month USD LIBOR BBA	Pay	1.65	03/18/2013	80	(¿)	(¿)
Put- OTC 7-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	1.65	03/18/2013	260	(1)	(1)

							$(25)	$(23)

The notes to the financial statements are an integral part of this report.		Annual Report 2012
Transamerica Series Trust	Page 6

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

OVER THE COUNTER SWAP AGREEMENTS:  p

CREDIT DEFAULT SWAP ON CREDIT INDICES - SELL PROTECTION:(1)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)(2)	Market Value (000’s)(3)	Premiums Paid (000’s)	Unrealized (Depreciation) (000’s)
CDX NAIG-18 5-Year Index	1.00%	06/20/2017	BOA	USD	$25,000	$131	$156	$(25)

TOTAL RETURN SWAP AGREEMENTS - PAYABLE: (4)

Reference Entity	Floating Rate	Termination Date	Counterparty	Notional Amount (000’s)	Market Value (000’s)	Premiums (Received) (000’s)	Unrealized Appreciation (000’s)
iShares MSCI EAFE Index Fund	USD-3M-LIBOR BBA	08/20/2013	BNP	$139	$568	$(¿)	$569

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Unrealized Appreciation (000’s)

Russell 2000 Mini Index	Long	47	03/15/2013	$112
S&P 500 E-Mini Index	Long	507	03/15/2013	97

				$209

FORWARD FOREIGN CURRENCY CONTRACT:

Currency	Counterparty	Contracts (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars (Sold) (000’s)	Net Unrealized (Depreciation) (000’s)

EUR	CSFB	(157)	03/18/2013	$(205)	$(2)

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) pledged as of 12/31/2012:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received) Pledged (000’s)	Net Exposures (1) (000’s)
BNP	$572	$(600)	$(28)
BOA	131	(190)	(59)
CSFB	(2)	–	(2)
GSC	(2)	–	(2)

(1)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $3,483.
▲	Rate shown reflects the yield at 12/31/2012.
p	Cash in the amount of $790 has been pledged by the broker as collateral for open swap agreements and/or swaption contracts.
g	All or a portion of this security has been segregated as collateral with the broker for to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $1,824.
Cash in the amount of $196 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $903, or 1.12% of the portfolio’s net assets.
§	Illiquid. Total aggregate market value of illiquid investment securities is $1,374, or 1.71%, of the portfolio’s net assets.
¥	Percentage rounds to less than 0.1%.
Aggregate cost for federal income tax purposes is $86,254. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $53 and $45, respectively. Net unrealized appreciation for tax purposes is $8.
¿	Amount is less than 1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(1)

If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

(2)

The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference obligation less a financing rate, if any. As a receiver, the portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $4,951, or 6.17% of the portfolio’s net assets.
BBA	British Banker’s Association
BOA	Bank of America
BNP	BNP Paribas Bank
CDX NAIG	North American Investment Grade Credit Default Swap Index
CSFB	Credit Suisse First Boston
GSC	Goldman Sachs & Co.
LIBOR	London Interbank Offered Rate
OTC	Over The Counter
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

CURRENCY ABBREVIATIONS:

EUR	Euro
USD	United States Dollar

VALUATION SUMMARY (all amounts in thousands): Э

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Asset-Backed Securities	$—	$1,888	$—	$1,888
Certificate of Deposit	—	800	—	800
Commercial Paper	—	2,359	—	2,359
Corporate Debt Securities	—	10,782	—	10,782
Foreign Government Obligations	—	1,398	—	1,398
Mortgage-Backed Securities	—	2,274	—	2,274
Municipal Government Obligations	—	1,159	—	1,159
Purchased Option	1,306	—	—	1,306
Purchased Swaption	—	25	—	25
Repurchase Agreements	—	31,079	—	31,079
Securities Lending Collateral	3,555	—	—	3,555
Short-Term U.S. Government Obligations	—	334	—	334
U.S. Government Agency Obligations	—	6,034	—	6,034
U.S. Government Obligations	—	23,269	—	23,269
Total	$4,861	$81,401	$—	$86,262

TBA Short Commitment	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
U.S. Government Agency Obligation	$—	$(245)	$—	$(245)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands) (continued): Э

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Written Swaptions	$—	$(23)	$—	$(23)

Other Financial Instruments ₣	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Futures Contracts - Appreciation	$209	$—	$—	$209
Credit Default Swap - Depreciation	—	(25)	—	(25)
Forward Foreign Currency Contract - Depreciation	—	(2)	—	(2)
Total Return Swap - Appreciation	—	569	—	569
Total	$209	$542	$—	$751

Э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $54,862)	$55,183
(including securities loaned of $3,483)
Repurchase agreement, at value (cost: $31,079)	31,079
Cash on deposit with broker	196
Foreign currency, at value (cost: $1)	1
Receivables:
Investment securities sold	895
Shares sold	238
Interest	224
Securities lending income (net)	1
Swap dividend	78
Variation margin	1,018
Prepaid expenses	–(A)
Unrealized appreciation on swap agreements	569
Premium paid on swap agreements	156

89,638

Liabilities:
Cash deposit due to broker	790
Accounts payable and accrued liabilities:
Investment securities purchased	4,557
Shares redeemed	62
Management and advisory fees	40
Distribution and service fees	15
Trustees fees	–(A)
Transfer agent fees	–(A)
Administration fees	2
Printing and shareholder reports fees	19
Audit and tax fees	12
Other	5
Collateral for securities on loan	3,555
Unrealized depreciation on forward foreign currency contracts	2
Written options and swaptions, at value
(premium: $25)	23
Unrealized depreciation on swap agreements	25
TBA short commitments (proceeds: $245)	245
Premium received on swap agreements	–(A)

9,352

Net assets	$80,286

Net assets consist of:
Capital stock ($.01 par value)	$78

Additional paid-in capital	83,502

Undistributed net investment income	676

Accumulated net realized loss from investment securities, futures contracts, written option and swaption contracts, swap agreements, and foreign currency transactions	(5,044)

Net unrealized appreciation (depreciation) on:
Investment securities	321
Futures contracts	209
Written option and swaption contracts	2
Swap agreements	544
TBA short commitments	–(A)
Translation of assets and liabilities denominated in foreign currencies	(2)

Net assets	$80,286

Net assets by class:
Initial Class	$7,392
Service Class	72,894
Shares outstanding:
Initial Class	711
Service Class	7,044
Net asset value and offering price per share:
Initial Class	$10.40
Service Class	10.35

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $–(A))	$1,070
Interest income	196
Securities lending income (net)	90

Total investment income	1,356

Expenses:
Management and advisory	575
Distribution and service:
Service Class	148
Printing and shareholder reports	29
Custody	26
Administration	16
Legal	3
Audit and tax	12
Trustees	2
Transfer agent	1
Other	3

Total expenses	815

Less waiver/reimbursement	(15)
Recaptured expenses	4

Net expenses	804

Net investment income	552

Net realized gain (loss) on transactions from:
Investment securities	878
Futures contracts	(619)
Written option and swaption contracts	5
Swap agreements	(177)
Foreign currency transactions	(2)

85

Net change in unrealized appreciation (depreciation) on:
Investment securities	(492)
Futures contracts	209
Written option and swaption contracts	2
Swap agreements	544
TBA short commitments	–(A)
Translation of assets and liabilities denominated in foreign currencies	(2)

Net change in unrealized appreciation
(depreciation)	261

Net realized and change in unrealized gain	346

Net increase in net assets resulting from operations	$898

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$552	$1,183
Net realized gain (loss) from investment securities, futures contracts, written option and swaption contracts, swap agreements, and foreign currency transactions	85	(4,058)
Net change in unrealized appreciation on investment securities, futures contracts, written option and swaption contracts, TBA short commitments, swap agreements, and translation of assets and liabilities denominated in foreign currencies	261	61

Net increase (decrease) in net assets resulting from operations	898	(2,814)

Distributions to shareholders:
From net investment income:
Initial Class	(149)	(131)
Service Class	(928)	(820)

Total distributions to shareholders	(1,077)	(951)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,685	2,502
Service Class	32,563	26,189

	34,248	28,691

Dividends and distributions reinvested:
Initial Class	149	131
Service Class	928	820

	1,077	951

Cost of shares redeemed:
Initial Class	(4,434)	(2,974)
Service Class	(23,880)	(20,147)
	(28,314)	(23,121)

Net increase in net assets from capital shares transactions	7,011	6,521

Net increase in net assets	6,832	2,756

Net assets:
Beginning of year	73,454	70,698

End of year	$80,286	$73,454

Undistributed net investment income	$676	$1,029

Share activity:
Shares issued:
Initial Class	161	228
Service Class	3,156	2,375

	3,317	2,603

Shares issued-reinvested from dividends and distributions:
Initial Class	15	12
Service Class	90	76

	105	88

Shares redeemed:
Initial Class	(422)	(270)
Service Class	(2,284)	(1,848)

	(2,706)	(2,118)

Net increase (decrease) in shares outstanding:
Initial Class	(246)	(30)
Service Class	962	603

	716	573

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,			May 1 to Dec 31, 2009(A)
	2012	2011	2010
Net asset value
Beginning of year	$10.49	$10.97	$11.40	$10.00
Investment operations
Net investment income(B),(C)	0.11	0.18	0.21	0.49
Net realized and unrealized gain (loss)	0.01	(0.52)	(0.59)	0.91

Total operations	0.12	(0.34)	(0.38)	1.40

Distributions
From net investment income	(0.21)	(0.14)	(0.03)	–
From net realized gains	–	–	(0.02)	–

Total distributions	(0.21)	(0.14)	(0.05)	–

Net asset value
End of year	$10.40	$10.49	$10.97	$11.40

Total return(D)	1.19%	(3.10)%	(3.28)%	14.00%(E)

Net assets end of year (000’s)	$7,392	$10,041	$10,832	$5,067
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture	0.99%	1.00%	1.00%	1.00%(F)
Before reimbursement/recapture	1.00%	0.99%	1.02%	2.06%(F)
Net investment income to average net assets	1.05%	1.63%	1.96%	6.78%(F)
Portfolio turnover rate(H)	783%	788%	981%	48%(E)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,			May 1 to Dec 31, 2009(A)
	2012	2011	2010
Net asset value
Beginning of year	$10.43	$10.93	$11.38	$10.00
Investment operations
Net investment income(B),(C)	0.08	0.17	0.20	0.62
Net realized and unrealized gain (loss)	0.02	(0.54)	(0.60)	0.76

Total operations	0.10	(0.37)	(0.40)	1.38

Distributions
From net investment income	(0.18)	(0.13)	(0.03)	–
From net realized gains	–	–	(0.02)	–

Total distributions	(0.18)	(0.13)	(0.05)	–

Net asset value
End of year	$10.35	$10.43	$10.93	$11.38

Total return(D)	0.98%	(3.41)%	(3.46)%	13.80%(E)

Net assets end of year (000’s)	$72,894	$63,413	$59,866	$3,186
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture	1.24%	1.25%	1.25%	1.25%(F)
Before reimbursement/recapture	1.25%	1.24%	1.27%	2.31%(F)
Net investment income to average net assets	0.80%	1.53%	1.85%	8.50%(F)
Portfolio turnover rate(H)	783%	788%	981%	48%(E)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.
(G)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(H)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective September 17, 2012, Transamerica Hanlon Balanced VP changed its name to Transamerica PIMCO Tactical - Balanced VP (the “Portfolio”). The Portfolio is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2012 are listed in the Schedule of Investments.

Option and swaption contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased Options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written Options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in selling or buying a security or currency at a price different from the current market value.

The underlying face amounts of open option and swaption contracts at December 31, 2012 are listed in the Schedule of Investments.

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Balance at December 31, 2011	$—	$—
Sales	27	2,320
Closing Buys	(2)	(460)
Expirations	—	—
Exercised	—	—

Balance at December 31, 2012	$25	$1,860

Futures contracts: The Portfolio is subject to equity and commodity price risks, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2012 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

Payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio enters into credit default swaps to manage its exposure to the market, or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Total return swap agreements: The Portfolio is subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objectives. The value of the commodity-linked investments held by the Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.

The open swap agreements at December 31, 2012 are listed in the Schedule of Investments.

To be announced (“TBA”) purchase commitments: TBA purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations. Open balances are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Restricted and illiquid securities: The Portfolio may invest in unregulated or restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2012 are listed in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2012.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment company securities: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Effective September 17, 2012

First $250 million	0.78%
Over $250 million up to $750 million	0.77%
Over $750 million up to $1.5 billion	0.76%
Over $1.5 billion	0.73%

Prior to September 17, 2012

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.95% Expense Limit

Prior to September 17, 2012, the expense limit was 1.00%.

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the period of January 1, 2012, through September 17, 2012, the amount recaptured was $4. During the period of September 15, 2012, through December 31, 2012, the amount reimbursed/waived by TAM was $15.

The following amount was available for recapture by TAM as of December 31, 2012:

Amount Available	Year Reimbursed	Available Through
$15	2012	12/31/2014

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$345,010
U.S. Government	38,192

Proceeds from maturities and sales of securities:
Long-term	398,553
U.S. Government	12,066

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The Portfolio began to deal in purchased options, purchased swaptions, swaps, futures, and written swaption contracts in the third quarter, ending the year at one, one, two, two, and four contracts, respectively. The Portfolio began to deal in forward contracts in the fourth quarter, ending the year at one contract. The tables below highlight the types of risk associated with the Portfolio and how the aforementioned derivative instruments are used to mitigate such risks:

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Total
Asset derivatives
Purchased options and swaptions, at value*	$25	$-	$-	$1,306	$1,331
Unrealized appreciation on futures contracts**	-	-	-	209	209
Premium paid on swap agreements	-	-	156	-	156
Unrealized appreciation on swap agreements	-	-	-	569	569
Liability derivatives
Written swaptions, at value	(23)	-	-	-	(23)
Premium received on swap agreements	-	-	-	(¿ )	(¿)
Unrealized depreciation on swap agreements	-	-	(25)	-	(25)
Unrealized depreciation on forward foreign currency contracts	-	(2)	-	-	(2)
Total	$2	$(2)	$131	$2,084	$2,215
¿	Amount is less than $1.
*	Included within Investment securities, at value.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Total
Net Realized Gain (Loss) on Derivatives recognized in income
Net realized loss on purchased options and swaptions ^	$(12)	$-	$-	$(285)	$(297)
Net realized loss on futures contracts	-	-	-	(619)	(619)
Net realized gain on written swaptions	5	-	-	-	5
Net realized gain (loss) on swap agreements	-	-	61	(238)	(177)
Net realized loss on forward foreign currency transactions ~	-	(4)	-	-	(4)
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions	1	-	-	19	20
Net change in unrealized appreciation (depreciation) on futures contracts	-	-	-	209	209
Net change in unrealized appreciation (depreciation) on written swaptions	2	-	-	-	2
Net change in unrealized appreciation (depreciation) on swap agreements	-	-	(25)	569	544
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions	-	(2)	-	-	(2)
Total	$(4)	$(6)	$36	$(345)	$(319)
^	Included within net realized gain (loss) on transactions from investment securities.
~	Included within net realized gain (loss) on transactions from foreign currency transactions.
Included within net change in unrealized appreciation (depreciation) on Investment securities.
Included within net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	172

Undistributed (accumulated) net realized gain (loss) from investment securities	(172)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

826	December 31, 2018

3,368	Short-Term Indefinitely

309	Long-Term Indefinitely

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$1,077

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	951

Long-term Capital Gain	–

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$1,244

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(4,503)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	(35)

Other Temporary Differences	–

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Tactical - Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Tactical - Balanced VP (formerly, Transamerica Hanlon Balanced VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical - Balanced VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
5,447,749.2050	252,646.9235	103,431.5055

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
5,474,207.7457	226,188.3828	103,431.5055

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
5,484,807.2268	247,520.9033	71,499.5039

Proposal III.C — Concentration

Affirmative	Against	Abstain
5,474,207.7457	226,188.3828	103,431.5055

Proposal III.D — Diversification

Affirmative	Against	Abstain
5,506,257.5351	226,070.5950	71,499.5039

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Balanced VP

(formerly, Transamerica Hanlon Balanced VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

(unaudited)

MARKET ENVIRONMENT

In a largely status quo election, Americans voted President Barack Obama to a second term in office in November. While the President’s reelection likely cemented the fate of the Affordable Care Act and Dodd-Frank reforms, market participants quickly turned their attention to the uncertainty surrounding the impending “fiscal cliff”. Both political parties recognized that averting the cliff was essential to avoiding a recession in 2013, but negotiations were strained for much of the quarter with Democrats seeking increased tax revenue from the wealthiest Americans and Republicans asking for spending cuts on entitlement programs. Ultimately, hopes of a grand bargain abated and gave way to a short-term deal, thus opening the door to further fiscal negotiations, most notably on a debt ceiling increase and spending cuts (the “sequester”), in 2013.

While politicians struggled to agree on fiscal policy, the U.S. Federal Reserve (“Fed”) unveiled new monetary policy measures to stimulate the economy. According to Fed Chairman Bernanke, “The conditions now prevailing in the job market represent an enormous waste of human and economic potential.” With “Operation Twist” set to expire at the end of the year, the Fed announced that they will initiate purchases of $45 billion in Treasuries, in addition to the existing purchases of $40 billion in agency mortgaged-backed securities, each month. The Fed also took the extraordinary step of linking an increase in the federal funds rate to specific economic targets. Rates will stay low, between zero and 0.25% percent, at least as long as the unemployment rate remains over 6.5% and projected inflation is below 2.5%. These targets replace the Fed’s previous statement that rates would remain low through at least the middle of 2015.

U.S. interest rates reversed a downward trend and rose during the fourth quarter of 2012. The 10-year U.S. Treasury yield increased 12 basis points during the quarter to end December at 1.76%. The U.S. Treasury yield curve steepened as the 2-year U.S. Treasury yield rose 2 basis points while the 30-year U.S. Treasury yield rose 13 basis points. Yields in most eurozone countries fell as investors responded to the European Central Bank’s program of “Outright Monetary Transactions” and President Mario Draghi’s commitment to support the Euro. Spanish and Italian 10-year yields fell during the quarter. The Barclays U.S. Aggregate Bond Index, a widely used index of U.S. high-grade bonds that includes Treasuries, returned 0.21% during the quarter, and most fixed income sectors that trade at a spread to U.S. Treasuries outperformed on a duration-adjusted basis.

Despite the rhetoric surrounding the “fiscal cliff” and the damage from Hurricane Sandy, there were positive economic data released during the quarter. According to gross domestic product data, the U.S. economy grew at a higher than expected 3.1% annual rate during the third quarter, up from 1.3% during the second quarter. The housing market continued to show improvement during the fourth quarter amid record low mortgage rates. In October, the S&P/Case-Shiller Index of property values in 20 cities increased 4.3% from a year earlier, and sales of existing homes rose to the highest level in three years, according to the National Association of Realtors. The unemployment rate fell to 7.8% during the quarter, representing a four year low.

PERFORMANCE

For the year ended December 31, 2012, Transamerica PIMCO Tactical – Conservative VP, Initial Class returned 1.70%. By comparison, its primary and secondary benchmarks, the Standard & Poor’s 500® Index (“S&P 500®”) and the Transamerica PIMCO Tactical – Conservative VP Blended Benchmark returned 16.00% and 9.57%, respectively. The portfolio’s former benchmark, the Dow Jones World Total Return Index, returned 16.59%.

Prior to September 17, 2012, the portfolio was named Transamerica Hanlon Growth and Income VP and had a different sub-adviser.

STRATEGY REVIEW

With the low volatility experienced during the period, the portfolio maintained an overweight to equities, obtained via exposure to S&P 500® futures. A decline in the S&P 500® during the fiscal period detracted from relative performance. On the fixed income allocation, the portfolio maintained an overweight to U.S. duration during the period which detracted from performance as rates rose during the period. An allocation to non-agency mortgages added to returns given positive supply technicals and strong demand. An overall underweight to corporate bonds detracted from relative returns as the sector outperformed despite uncertainty surrounding the “fiscal cliff”. Finally, modest exposure to emerging market external debt also added to returns as spreads tightened during the period given the liquidity injected by central banks.

The portfolio used equity futures to obtain exposure to the S&P 500® and Russell 2000® indices. These positions detracted from performance as these underlying equity indices underperformed during the year. The portfolio obtained exposure to the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) via total return swaps. These positions added to performance as the MSCI-EAFE had positive returns during the period. The portfolio used equity options to hedge against equity drawdowns.

Vineer Bhansali

Josh Thimons

Co-Portfolio Managers

Pacific Investment Management Company, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	1.70%	1.59%	05/01/2009
S&P 500®*	16.00%	16.63%
Transamerica PIMCO Tactical - Conservative VP Blended Benchmark*	9.57%	11.55%
Dow Jones World Total Return*	16.59%	14.80%
Service Class	1.53%	1.34%	05/01/2009

NOTES

* Prior to September 17, 2012, the Dow Jones World Total Return Index (“Dow Jones World Total Return”) served as the benchmark for the portfolio, at which time, it was replaced by the Standard & Poor’s 500® Index (“S&P 500®”).The Transamerica PIMCO Tactical - Conservative VP Blended Benchmark is composed of the following benchmarks: The Barclays U.S. Government/Credit Bond Index 52%, S&P 500® 25%, Barclays Long Government/Credit Index 13%, Morgan Stanley Capital International-Europe, Australasia, and Far East Index 5%, and the Russell 2000® Index 5%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying equity derivatives, their ability to achieve their investment objectives depends largely on the performance of the underlying equity derivatives in which they invest. There can be no assurance that the investment objectives of any underlying equity derivatives will be achieved. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica PIMCO Tactical - Conservative VP
Initial Class	$1,000.00	$1,009.10	$4.80	$1,020.36	$4.82	0.95%
Service Class	1,000.00	1,008.30	6.06	1,019.10	6.09	1.20

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Obligations	33.9%
Repurchase Agreements	32.6
Corporate Debt Securities	15.4
U.S. Government Agency Obligations	8.4
Securities Lending Collateral	5.8
Foreign Government Obligations	2.5
Commercial Paper	2.4
Mortgage-Backed Securities	2.3
Municipal Government Obligations	2.1
Asset-Backed Securities	1.7
Purchased Option	1.2
Certificate of Deposit	0.7

Asset Type (continued)	% of Net Assets
Short-Term U.S. Government Obligation	0.3%
Purchased Swaption	0.0(A)
Other Assets and Liabilities - Net(B)	(9 .3)
Total	100.0%

(A)	Amount rounds to less than 0.1%.
(B)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 33.9%
U.S. Treasury Bond
2.75%, 08/15/2042	$4,400	$4,249
U.S. Treasury Note
0.63%, 08/31/2017	7,500	7,494
1.00%, 08/31/2019 g	2,700	2,684
1.63%, 08/15/2022	4,600	4,570

Total U.S. Government Obligations (cost $18,840)		18,997

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.4%
Fannie Mae
0.88%, 10/26/2017	1,800	1,807
4.50%, 05/01/2041	461	500
Fannie Mae, TBA
4.50%	1,000	1,080
Financing Corp. Fico STRIPS
1.44%, 05/11/2018 ▲	600	563
Freddie Mac
1.25%, 10/02/2019 ^	750	748

Total U.S. Government Agency Obligations (cost $4,687)		4,698

FOREIGN GOVERNMENT OBLIGATIONS - 2.5%
Province of Ontario Canada
1.65%, 09/27/2019	1,200	1,199
Russian Federation
7.50%, 03/31/2030 - Reg S	155	199

Total Foreign Government Obligations (cost $1,391)		1,398

MORTGAGE-BACKED SECURITIES - 2.3%
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2004-2, Class A5
4.58%, 11/10/2038	80	83
Bear Stearns Alt-A Trust
Series 2005-5, Class 1A1
0.65%, 07/25/2035 *	67	62
Countrywide Home Loan Mortgage Pass- Through Trust
Series 2004-J3, Class A7
5.50%, 05/25/2034	460	473
DBRR Trust
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	307	308
Deutsche Mortgage Securities, Inc.
Series 2004-3, Class 1A7
3.75%, 03/25/2034 *	100	99
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A2
5.38%, 03/10/2039	153	158
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1
1.10%, 03/06/2020 - 144A *	78	78

Total Mortgage-Backed Securities (cost $1,259)		1,261

ASSET-BACKED SECURITIES - 1.7%
American Express Credit Account Master Trust
Series 2012-5, Class A
0.59%, 05/15/2018	100	100
BlueMountain CLO, Ltd.
Series 2005-1A, Class A1F
0.55%, 11/15/2017 - 144A *	240	237

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
First Frankin Mortgage Loan Trust
Series 2005-FF2, Class M4
0.80%, 03/25/2035 *	$300	$243
Northstar Education Finance, Inc.
Series 2012-1, Class A
0.91%, 12/26/2031 - 144A *	98	98
SLM Student Loan Trust
Series 2012-E, Class A1
0.96%, 10/16/2023 - 144A *	37	37
Tara Hill BV
Series 1X, Class I
1.29%, 01/24/2019 *	EUR112	147
Utah State Board of Regents
Series 2012-1, Class A
0.96%, 12/26/2031 *	$98	98

Total Asset-Backed Securities (cost $952)		960

MUNICIPAL GOVERNMENT OBLIGATIONS - 2.1%
Bay Area Toll Authority
6.92%, 04/01/2040	200	275
Los Angeles Community College District
6.60%, 08/01/2042	200	268
Port Authority of New York & New Jersey
4.46%, 10/01/2062	200	196
State of California - Build America Bonds
7.35%, 11/01/2039	300	420

Total Municipal Government Obligations (cost $1,178)		1,159

CORPORATE DEBT SECURITIES - 15.4%
Air Freight & Logistics - 0.2%
United Parcel Service, Inc.
2.45%, 10/01/2022	100	100
Airlines - 0.2%
Continental Airlines Pass-Through Trust
Series 2012-2, Class A
4.00%, 10/29/2024 ^	50	53
Series 2012-2, Class B
5.50%, 10/29/2020	50	52
Biotechnology - 0.8%
Amgen, Inc.
4.10%, 06/15/2021 ^	400	443
Capital Markets - 1.2%
Goldman Sachs Group, Inc.
0.76%, 03/22/2016 *	150	146
6.15%, 04/01/2018	240	281
Morgan Stanley - Series MTN
6.63%, 04/01/2018	200	236
Commercial Banks - 3.4%
Bank of Montreal
2.55%, 11/06/2022	200	198
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
4.50%, 01/11/2021 ^	200	225
HSBC Holdings PLC
5.10%, 04/05/2021 ^	240	283
JPMorgan Chase Bank NA
6.00%, 10/01/2017	340	403
Sberbank of Russia Via SB Capital SA
5.18%, 06/28/2019 - Reg S	400	438
UBS AG
5.75%, 04/25/2018	200	237

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Commercial Banks (continued)
Westpac Banking Corp.
1.07%, 09/25/2015 *	$150	$151
Commercial Services & Supplies - 0.4%
Eaton Corp.
2.75%, 11/02/2022 - 144A ^ §	250	249
Consumer Finance - 0.1%
Caterpillar Financial Services Corp.
1.65%, 04/01/2014	75	76
Diversified Financial Services - 2.6%
American Honda Finance Corp.
0.53%, 11/03/2014 - 144A * §	300	300
0.76%, 05/08/2014 - 144A *	75	75
Ford Motor Credit Co. LLC
4.25%, 09/20/2022	200	211
General Electric Capital Corp.
0.91%, 12/11/2015 *	60	60
Helios Leasing I LLC
1.56%, 09/28/2024	196	196
JPMorgan Chase & Co.
3.25%, 09/23/2022 ^	200	206
Merrill Lynch & Co., Inc.
6.88%, 04/25/2018 ^	200	241
Tagua Leasing LLC
1.58%, 11/16/2024	200	200
Electric Utilities - 0.5%
Entergy Louisiana LLC
3.30%, 12/01/2022	100	100
Niagara Mohawk Power Corp.
4.12%, 11/28/2042 - 144A §	200	196
Electrical Equipment - 0.3%
Schneider Electric SA
2.95%, 09/27/2022 - 144A §	150	151
Industrial Conglomerates - 0.3%
General Electric Co.
2.70%, 10/09/2022 ^	140	143
Internet & Catalog Retail - 0.4%
Amazon.com, Inc.
2.50%, 11/29/2022 ^	200	197
Media - 0.1%
British Sky Broadcasting Group PLC
3.13%, 11/26/2022 - 144A ^§	80	80
Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd.
5.50%, 04/01/2014	75	80
Multi-Utilities - 0.3%
Sempra Energy
2.88%, 10/01/2022 ^	150	150
Oil, Gas & Consumable Fuels - 2.4%
BP Capital Markets PLC
5.25%, 11/07/2013	75	78
Dolphin Energy, Ltd.
5.50%, 12/15/2021 - Reg S	400	467
Petroleos Mexicanos
6.00%, 03/05/2020	200	239
Statoil ASA
2.45%, 01/17/2023 ^	250	249
TNK-BP Finance SA
7.88%, 03/13/2018 - Reg S	200	243
Western Gas Partners, LP
4.00%, 07/01/2022 ^	85	89

	Principal (000’s)	Value (000’s)
Pharmaceuticals - 1.0%
AbbVie, Inc.
1.07%, 11/06/2015 - 144A * ^ §	$100	$101
2.90%, 11/06/2022 - 144A ^ §	350	357
Eli Lilly & Co.
4.20%, 03/06/2014	75	78
Road & Rail - 0.2%
Canadian National Railway Co.
2.25%, 11/15/2022	100	100
Software - 0.4%
Microsoft Corp.
2.13%, 11/15/2022	200	198
Tobacco - 0.1%
Philip Morris International, Inc.
6.88%, 03/17/2014	75	81
Transportation Infrastructure - 0.4%
Sydney Airport Finance Co. Pty, Ltd.
3.90%, 03/22/2023 - 144A §	200	204

Total Corporate Debt Securities (cost $8,579)		8,641

CERTIFICATE OF DEPOSIT - 0.7%
Commercial Banks - 0.7%
Dexia Credit Local
1.40%, 09/20/2013	400	400
Total Certificate of Deposit (cost $400)

COMMERCIAL PAPER - 2.4%
Commercial Banks - 1.6%
Abbey National North America LLC
1.00%, 04/03/2013	150	150
Santander Commercial Paper SA Unipersonal
3.10%, 10/01/2013 - 144A	400	390
Standard Chartered Bank
0.95%, 09/26/2013 - 144A	375	372
Diversified Financial Services - 0.4%
Ford Motor Credit Co.
1.24%, 01/23/2013	100	100
1.28%, 01/22/2013	100	100
Electric Utilities - 0.4%
Entergy Corp.
0.93%, 02/15/2013 - 144A	250	250

Total Commercial Paper (cost $1,362)		1,362

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.3%
U.S. Treasury Bill
0.08%, 05/02/2013 ▲ g	163	163
Total Short-Term U.S. Government Obligation (cost $163)

	Notional Amount (000’s)	Value (000’s)

PURCHASED OPTION - 1.2%
Put Option - 1.2%
S&P 500 Index	15	685
Index Value 1,200
Expires 12/21/2013
Total Purchased Option (cost $675)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Notional Amount (000’s)	Value (000’s)
PURCHASED SWAPTION - 0.0% ¥
Put Option - 0.0% ¥
OTC- If exercised the Series receives floating 3 month LIBOR, and pays 3.45%, European Style § Expires 09/21/2015 Counterparty: BNP	$300	$25

Total Purchased Swaption (cost $24)

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 5.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	3,238,170	3,238
Total Securities Lending Collateral (cost $3,238)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENTS - 32.6%
Bank of America
0.23%▲, dated 12/31/2012, to be repurchased at $4,400 on 01/02/2013. Collateralized by a U.S. Government Obligation, 0.13%, due 12/31/2014, and with a value of $4,488.	$4,400	4,400
BNP Paribas
0.29%▲, dated 12/31/2012, to be repurchased at $800 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 09/20/2042, and with a value of $826.	800	800
Credit Suisse Securities USA
0.23%▲, dated 12/31/2012, to be repurchased at $2,200 on 01/02/2013. Collateralized by a U.S. Government Obligation, 2.13%, due 12/31/2015, and with a value of $2,252.	2,200	2,200

	Principal (000’s)	Value (000’s)
JPMorgan Securities
0.25% ▲, dated 12/31/2012, to be repurchased at $4,000 on 01/02/2013. Collateralized by a U.S. Government Obligation, 2.38%, due 10/31/2014, and with a value of $4,071.	$4,000	$4,000
RBC Capital Markets LLC
0.25% ▲, dated 12/31/2012, to be repurchased at $5,800 on 01/02/2013. Collateralized by a U.S. Government Obligation, 0.75%, due 12/31/2017, and with a value of $5,918.	5,800	5,800
State Street Bank & Trust Co.
0.03% ▲, dated 12/31/2012, to be repurchased at $1,041 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 02/01/2032, and with a value of $1,066.	1,041	1,041

Total Repurchase Agreements (cost $18,241)		18,241

Total Investment Securities (cost $60,989)		61,228
Other Assets and Liabilities - Net		(5,225)

Net Assets		$56,003

	Principal (000’s)	Value (000’s)
TBA SHORT COMMITMENT - (0.3%)
U.S. Government Agency Obligation - (0.3%)
Fannie Mae, TBA
3.50%	$(180)	$(192)
Total TBA Short Commitment (proceeds $(192))

WRITTEN SWAPTIONS:  p

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Premiums (Received) (000’s)	Value (000’s)
		3-Month USD
Call- OTC 7-Year Interest Rate Swap	GSC	LIBOR BBA	Receive	1.20%	03/18/2013	$240	$(1)	$(1)
		3-Month USD
Put- OTC 5-Year Interest Rate Swap	BNP	LIBOR BBA	Pay	2.50	09/21/2015	1,260	(22)	(21)
		3-Month USD
Put- OTC 7-Year Interest Rate Swap	BOA	LIBOR BBA	Pay	1.65	03/18/2013	70	(¿)	(¿)
		3-Month USD
Put- OTC 7-Year Interest Rate Swap	GSC	LIBOR BBA	Pay	1.65	03/18/2013	240	(1)	(1)

							$(24)	$(23)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

OVER THE COUNTER SWAP AGREEMENTS:  p

CREDIT DEFAULT SWAP ON CREDIT INDICES - SELL PROTECTION:(1)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)(2)	Market Value (000’s)(3)	Premiums Paid (000’s)	Unrealized (Depreciation) (000’s)
CDX NAIG-18 5-Year Index	1.00%	06/20/2017	BOA	USD	$25,000	$131	$157	$(25)

TOTAL RETURN SWAP AGREEMENT - PAYABLE: (4)

Reference Entity	Floating Rate	Termination Date	Counterparty	Notional Amount (000’s)	Market Value (000’s)	Premiums Paid (Received) (000’s)	Unrealized Appreciation (000’s)
iShares MSCI EAFE Index Fund	USD-3M-LIBOR BBA	08/20/2013	BNP	47	$206	$—	$206

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Unrealized Appreciation (000’s)
Russell 2000 Mini Index	Long	32	03/15/2013	$77
S&P 500 E-Mini Index	Long	281	03/15/2013	107

				$184

FORWARD FOREIGN CURRENCY CONTRACT:

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized (Depreciation) (000’s)
EUR	CSFB	(112)	03/18/2013	$(147)	$(1)

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) pledged as of 12/31/2012:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received) Pledged (000’s)	Net Exposures (1) (000’s)
BNP	$210	$–	$210
BOA	131	(180)	(49)
CSFB	(1)	–	(1)
GSC	(2)	–	(2)

(1)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/31/2012.
^	All or a portion of this security is on loan. The value of all securities on loan is $3,172.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $384, or 0.69% of the portfolio’s net assets.
§	Illiquid. Total aggregate market value of illiquid investment securities is $1,663, or 2.97%, of the portfolio’s net assets.
¥	Percentage rounds to less than 0.1%.
Aggregate cost for federal income tax purposes is $61,109. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $156 and $37, respectively. Net unrealized appreciation for tax purposes is $119.
p	Cash in the amount of $180 has been pledged by the broker as collateral for open swap agreements and/or swaption contracts.
g	All or a portion of this security has been segregated as collateral with the broker for to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $958.
Cash in the amount of $193 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
¿	Amount is less than 1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(1)

If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

(2)

The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference obligation less a financing rate, if any. As a receiver, the portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $3,483, or 6.22% of the portfolio’s net assets.
BBA	British Banker’s Association
BOA	Bank of America
BNP	BNP Paribas Bank
CDX NAIG	North American Investment Grade Credit Default Swap Index
CSFB	Credit Suisse First Boston
GSC	Goldman Sachs & Co.
LIBOR	London Interbank Offered Rate
OTC	Over The Counter
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

CURRENCY ABBREVIATIONS:

EUR	Euro
USD	United States Dollar

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Asset-Backed Securities	$—	$960	$—	$960
Certificate of Deposit	—	400	—	400
Commercial Paper	—	1,362	—	1,362
Corporate Debt Securities	—	8,641	—	8,641
Foreign Government Obligations	—	1,398	—	1,398
Mortgage-Backed Securities	—	1,261	—	1,261
Municipal Government Obligations	—	1,159	—	1,159
Purchased Option	685	—	—	685
Purchased Swaption	—	25	—	25
Repurchase Agreements	—	18,241	—	18,241
Securities Lending Collateral	3,238	—	—	3,238
Short-Term U.S. Government Obligation	—	163	—	163
U.S. Government Agency Obligations	—	4,698	—	4,698
U.S. Government Obligations	—	18,997	—	18,997
Total	$3,923	$57,305	$—	$61,228

TBA Short Commitment	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
U.S. Government Agency Obligation	$—	$(192)	$—	$(192)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands) (continued): '

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Written Swaptions	$—	$(23)	$—	$(23)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Futures Contracts - Appreciation	$184	$—	$—	$184
Credit Default Swap - Depreciation	—	(25)	—	(25)
Forward Foreign Currency Contract - Depreciation	—	(1)	—	(1)
Total Return Swap - Appreciation	—	206	—	206
Total	$184	$180	$—	$364

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $42,748)	$42,987
(including securities loaned of $3,172)
Repurchase agreement, at value (cost: $18,241)	18,241
Cash on deposit with broker	193
Receivables:
Investment securities sold	299
Shares sold	325
Interest	202
Swap dividend	28
Variation margin	575
Securities lending income (net)	–	(A)
Prepaid expenses	–	(A)
Unrealized appreciation on swap agreements	206
Premium paid on swap agreements	157

	63,213

Liabilities:
Cash deposit due broker	180
Accounts payable and accrued liabilities:
Investment securities purchased	3,485
Shares redeemed	8
Management and advisory fees	13
Distribution and service fees	9
Trustees fees	–	(A)
Transfer agent fees	–	(A)
Administration fees	1
Printing and shareholder reports fees	18
Audit and tax fees	12
Other	5
Collateral for securities on loan	3,238
Unrealized depreciation on forward foreign currency contracts	1
Written options and swaptions, at value
(premium: $24)	23
Unrealized depreciation on swap agreements	25
TBA short commitments, at value (proceeds: $192)	192

	7,210

Net assets	$56,003

Net assets consist of:
Capital stock ($.01 par value)	$55
Additional paid-in capital	59,552
Undistributed net investment income	384
Accumulated net realized loss from investment securities, futures contracts, written option and swaption contracts, swap agreements, and foreign currency transactions	(4,592)
Net unrealized appreciation (depreciation) on:
Investment securities	239
Futures contracts	184
Written option and swaption contracts	1
Swap agreements	181
TBA short commitments	–	(A)
Translation of assets and liabilities denominated in foreign currencies	(1)

Net assets	$56,003

Net assets by class:
Initial Class	$9,979
Service Class	46,024
Shares outstanding:
Initial Class	979
Service Class	4,539
Net asset value and offering price per share:
Initial Class	$10.19
Service Class	10.14

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $–(A))	$624
Interest income	177
Securities lending income (net)	53

Total investment income	854

Expenses:
Management and advisory	421
Distribution and service:
Service Class	98
Printing and shareholder reports	27
Custody	25
Administration	11
Legal	3
Audit and tax	12
Trustees	2
Transfer agent	–	(A)
Other	2

Total expenses	601

Less waiver/reimbursement	(24)

Net expenses	577

Net investment income	277

Net realized gain (loss) on transactions from:
Investment securities	848
Futures contracts	(439)
Written option and swaption contracts	5
Swap agreements	(32)
Foreign currency transactions	(1)

	381

Net change in unrealized appreciation
(depreciation) on:
Investment securities	(189)
Futures contracts	184
Written option and swaption contracts	1
Swap agreements	181
TBA short commitments	–	(A)
Translation of assets and liabilities denominated in foreign currencies	(1)

Net change in unrealized appreciation (depreciation)	176

Net realized and change in unrealized gain	557

Net increase in net assets resulting from operations	$834

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$277	$658
Net realized gain (loss) from investment securities, futures contracts, written option and swaption contracts, swap agreements, and foreign currency transactions	381	(4,447)
Net change in unrealized appreciation on investment securities, futures contracts, written option and swaption contracts, TBA short commitments, swap agreements, and translation of assets and liabilities denominated in foreign currencies	176	(308)

Net increase (decrease) in net assets resulting from operations	834	(4,097)

Distributions to shareholders:
From net investment income:
Initial Class	(149)	(135)
Service Class	(441)	(553)

Total distributions to shareholders	(590)	(688)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,961	2,197
Service Class	19,949	20,427

	21,910	22,624

Dividends and distributions reinvested:
Initial Class	149	135
Service Class	441	553

	590	688

Cost of shares redeemed:
Initial Class	(1,668)	(1,707)
Service Class	(14,384)	(11,892)

	(16,052)	(13,599)

Net increase in net assets from capital shares transactions	6,448	9,713

Net increase in net assets	6,692	4,928

Net assets:
Beginning of year	49,311	44,383

End of year	$56,003	$49,311

Undistributed net investment income	$384	$552

Share activity:
Shares issued:
Initial Class	191	199
Service Class	1,967	1,849

	2,158	2,048

Shares issued-reinvested from dividends and distributions:
Initial Class	15	13
Service Class	44	52

	59	65

Shares redeemed:
Initial Class	(163)	(153)
Service Class	(1,407)	(1,097)

	(1,570)	(1,250)

Net increase (decrease) in shares outstanding:
Initial Class	43	59
Service Class	604	804

	647	863

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,			May 1 to Dec 31, 2009(A)
	2012	2011	2010
Net asset value
Beginning of year	$10.17	$11.11	$11.43	$10.00
Investment operations
Net investment income(B),(C)	0.08	0.16	0.21	0.48
Net realized and unrealized gain (loss)	0.09	(0.95)	(0.43)	0.95

Total operations	0.17	(0.79)	(0.22)	1.43

Distributions
From net investment income	(0.15)	(0.15)	(0.06)	–
From net realized gains	–	–	(0.04)	–

Total distributions	(0.15)	(0.15)	(0.10)	–

Net asset value
End of year	$10.19	$10.17	$11.11	$11.43

Total return(D)	1.70%	(7.15)%	(1.85)%	14.30%(E)

Net assets end of year (000’s)	$9,979	$9,521	$9,743	$6,712
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture	0.98%	1.00%	1.00%	1.00%(F)
Before reimbursement/recapture	1.02%	1.00%	1.06%	1.88%(F)
Net investment income to average net assets	0.76%	1.49%	1.94%	6.73%(F)
Portfolio turnover rate(H)	1,003%	1,059%	1,006%	56%(E)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,			May 1 to Dec
	2012	2011	2010	31, 2009(A)
Net asset value
Beginning of year	$10.11	$11.07	$11.42	$10.00
Investment operations
Net investment income(B),(C)	0.05	0.14	0.18	0.58
Net realized and unrealized gain (loss)	0.10	(0.96)	(0.43)	0.84

Total operations	0.15	(0.82)	(0.25)	1.42

Distributions
From net investment income	(0.12)	(0.14)	(0.06)	–
From net realized gains	–	–	(0.04)	–

Total distributions	(0.12)	(0.14)	(0.10)	–

Net asset value
End of year	$10.14	$10.11	$11.07	$11.42

Total return(D)	1.53%	(7.46)%	(2.12)%	14.20%(E)

Net assets end of year (000’s)	$46,024	$39,790	$34,640	$2,285
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture	1.23%	1.25%	1.25%	1.25%(F)
Before reimbursement/recapture	1.27%	1.25%	1.31%	2.13%(F)
Net investment income to average net assets	0.52%	1.25%	1.71%	8.02%(F)
Portfolio turnover rate(H)	1,003%	1,059%	1,006%	56%(E)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.
(G)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(H)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective September 17, 2012, Transamerica Hanlon Growth and Income VP changed its name to Transamerica PIMCO Tactical - Conservative VP (the “Portfolio”). The Portfolio is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2012 are listed in the Schedule of Investments.

Option and swaption contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased Options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written Options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in selling or buying a security or currency at a price different from the current market value.

The underlying face amounts of open option and swaption contracts at December 31, 2012 are listed in the Schedule of Investments.

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Balance at December 31, 2011	$—	$—
Sales	26	2,170
Closing Buys	(2)	(360)
Expirations	—	—
Exercised	—	—
Balance at December 31, 2012	$24	$1,810

Futures contracts: The Portfolio is subject to equity and commodity price risks, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2012 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

Payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio enters into credit default swaps to manage its exposure to the market, or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Total return swap agreements: The Portfolio is subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objectives. The value of the commodity-linked investments held by the Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.

The open swap agreements at December 31, 2012 are listed in the Schedule of Investments.

To be announced (“TBA”) purchase commitments: TBA purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations. Open balances are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Restricted and illiquid securities: The Portfolio may invest in unregulated or restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2012 are listed in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2012.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment company securities: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Effective September 17, 2012

First $750 million	0.76%
Over $750 million up to $1.5 billion	0.75%
Over $1.5 billion	0.72%

Prior to September 17, 2012

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.92% Expense Limit

Prior to September 17, 2012, the expense limit was 1.00%.

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

During the year ended December 31, 2012, the amount reimbursed/waived by TAM was $24.

The following amounts were available for recapture by TAM as of December 31, 2012:

Amount Available	Year Reimbursed	Available Through
$2	2011	12/31/2013
24	2012	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$323,640
U.S. Government	35,550

Proceeds from maturities and sales of securities:
Long-term	357,991
U.S. Government	13,197

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The Portfolio began to deal in purchased options, purchased swaptions, swaps, futures, and written swaption contracts in the third quarter, ending the year at one, one, two, two, and four contracts, respectively. The Portfolio began to deal in forward contracts in the fourth quarter, ending the year at one contract. The tables below highlight the types of risk associated with the Portfolio and how the aforementioned derivative instruments are used to mitigate such risks:

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Total
Asset derivatives
Purchased options and swaptions, at value*	$25	$-	$-	$685	$710
Unrealized appreciation on futures contracts**	-	-	-	184	184
Premium paid on swap agreements	-	-	157	-	157
Unrealized appreciation on swap agreements	-	-	-	206	206
Liability derivatives
Written swaptions, at value	(23)	-	-	-	(23)
Unrealized depreciation on swap agreements	-	-	(25)	-	(25)
Unrealized depreciation on forward foreign currency contracts	-	(1)	-	-	(1)
Total	$2	$(1)	$132	$1,075	$1,208

*	Included within Investment securities, at value.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Total
Net Realized Gain (Loss) on Derivatives recognized in income
Net realized loss on purchased options and swaptions ^	$(7)	$-	$-	$(156)	$(163)
Net realized loss on futures contracts	-	-	-	(439)	(439)
Net realized gain on written swaptions	5	-	-	-	5
Net realized gain (loss) on swap agreements	-	-	62	(94)	(32)
Net realizedloss on forward foreign currency transactions ~	-	(1)	-	-	(1)
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions y	1	-	-	10	11
Net change in unrealized appreciation (depreciation) on futures contracts	-	-	-	184	184
Net change in unrealized appreciation (depreciation) on written swaptions	1	-	-	-	1
Net change in unrealized appreciation (depreciation) on swap agreements	-	-	(25)	206	181
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions ‡	-	(1)	-	-	(1)
Total	$-	$(2)	$37	$(289)	$(254)

^	Included within net realized gain (loss) on transactions from investment securities.
~	Included within net realized gain (loss) on transactions from foreign currency transactions.
y	Included within net change in unrealized appreciation (depreciation) on Investment securities.
‡	Included within net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	145

Undistributed (accumulated) net realized gain (loss) from investment securities	(145)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$ 358	December 31, 2018

3,749	Short-Term Indefinitely

173	Long-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $75.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$590

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	688

Long-term Capital Gain	–

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$590

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(4,280)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	86

Other Temporary Differences	–

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Tactical – Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Tactical – Conservative VP (formerly, Transamerica Hanlon Growth and Income VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical – Conservative VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
4,030,034.4354	182,106.9093	170,286.3053

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
4,042,136.6656	177,495.4238	162,795.5606

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
4,039,391.1717	176,529.8840	166,506.5943

Proposal III.C — Concentration

Affirmative	Against	Abstain
4,033,880.8297	173,806.5864	174,740.2339

Proposal III.D — Diversification

Affirmative	Against	Abstain
4,135,413.2147	173,806.5864	73,207.8489

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Conservative VP

(formerly, Transamerica Hanlon Growth and Income VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

(unaudited)

MARKET ENVIRONMENT

In a largely status quo election, Americans voted President Barack Obama to a second term in office in November. While the President’s reelection likely cemented the fate of the Affordable Care Act and Dodd-Frank reforms, market participants quickly turned their attention to the uncertainty surrounding the impending “fiscal cliff”. Both political parties recognized that averting the cliff was essential to avoiding a recession in 2013, but negotiations were strained for much of the quarter with Democrats seeking increased tax revenue from the wealthiest Americans and Republicans asking for spending cuts on entitlement programs. Ultimately, hopes of a grand bargain abated and gave way to a short-term deal, thus opening the door to further fiscal negotiations, most notably on a debt ceiling increase and spending cuts (the “sequester”), in 2013.

While politicians struggled to agree on fiscal policy, the U.S. Federal Reserve (“Fed”) unveiled new monetary policy measures to stimulate the economy. According to Fed Chairman Bernanke, “The conditions now prevailing in the job market represent an enormous waste of human and economic potential.” With “Operation Twist” set to expire at the end of the year, the Fed announced that they will initiate purchases of $45 billion in Treasuries, in addition to the existing purchases of $40 billion in agency mortgaged-backed securities, each month. The Fed also took the extraordinary step of linking an increase in the federal funds rate to specific economic targets. Rates will stay low, between zero and 0.25% percent, at least as long as the unemployment rate remains over 6.5% and projected inflation is below 2.5%. These targets replace the Fed’s previous statement that rates would remain low through at least the middle of 2015.

U.S. interest rates reversed a downward trend and rose during the fourth quarter of 2012. The 10-year U.S. Treasury yield increased 12 basis points during the quarter to end December at 1.76%. The U.S. Treasury yield curve steepened as the 2-year U.S. Treasury yield rose 2 basis points while the 30-year U.S. Treasury yield rose 13 basis points. Yields in most eurozone countries fell as investors responded to the European Central Bank’s program of “Outright Monetary Transactions” and President Mario Draghi’s commitment to support the Euro. Spanish and Italian 10-year yields fell during the quarter. The Barclays U.S. Aggregate Bond Index, a widely used index of U.S. high-grade bonds that includes Treasuries, returned 0.21% during the quarter, and most fixed income sectors that trade at a spread to U.S. Treasuries outperformed on a duration-adjusted basis.

Despite the rhetoric surrounding the “fiscal cliff” and the damage from Hurricane Sandy, there were positive economic data released during the quarter. According to gross domestic product data, the U.S. economy grew at a higher than expected 3.1% annual rate during the third quarter, up from 1.3% during the second quarter. The housing market continued to show improvement during the fourth quarter amid record low mortgage rates. In October, the S&P/Case-Shiller Index of property values in 20 cities increased 4.3% from a year earlier, and sales of existing homes rose to the highest level in three years, according to the National Association of Realtors. The unemployment rate fell to 7.8% during the quarter, representing a four year low.

PERFORMANCE

For the year ended December 31, 2012, Transamerica PIMCO Tactical – Growth VP, Initial Class returned 0.98%. By comparison, its primary and secondary benchmarks, the Standard & Poor’s 500® Index (“S&P 500®”) and the Transamerica PIMCO Tactical – Growth VP Blended Benchmark returned 16.00% and 13.42%, respectively. The portfolio’s former benchmark, the Dow Jones World Total Return Index, returned 16.59%.

Prior to September 17, 2012, the portfolio was named Transamerica Hanlon Growth VP and had a different sub-adviser.

STRATEGY REVIEW

With the low volatility experienced during the period, the portfolio maintained an overweight to equities, obtained via exposure to S&P 500® futures. A decline in the S&P 500® during the fiscal period detracted from relative performance. On the fixed income allocation, the portfolio maintained an overweight to U.S. duration during the period which detracted from performance as rates rose during the period. An allocation to non-agency mortgages added to returns given positive supply technicals and strong demand. An overall underweight to corporate bonds detracted from relative returns as the sector outperformed despite uncertainty surrounding the “fiscal cliff”. Finally, modest exposure to emerging market external debt also added to returns as spreads tightened during the period given the liquidity injected by central banks.

The portfolio used equity futures to obtain exposure to the S&P 500® and Russell 2000® indices. These positions detracted from performance as these underlying equity indices underperformed during the year. The portfolio obtained exposure to the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) via total return swaps. These positions added to performance as the MSCI-EAFE had positive returns during the period. The portfolio used equity options to hedge against equity drawdowns.

Vineer Bhansali

Josh Thimons

Co-Portfolio Managers

Pacific Investment Management Company, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	0.98%	0.72%	05/01/2009
S&P 500® *	16.00%	16.63%
Transamerica PIMCO Tactical - Growth VP Blended Benchmark*	13.42%	13.99%
Dow Jones World Total Return*	16.59%	14.80%
Service Class	0.69%	0.44%	05/01/2009

NOTES

* Prior to September 17, 2012, the Dow Jones World Total Return Index (“Dow Jones World Total Return”) served as the benchmark for the portfolio, at which time, it was replaced by the Standard & Poor’s 500® Index (“S&P 500®”). The Transamerica PIMCO Tactical - Growth VP Blended Benchmark is composed of the following benchmarks: S&P 500® 50%, Barclays U.S. Government/Credit Bond Index 24%, Morgan Stanley Capital International-Europe, Australasia, and Far East Index 15%, Barclays Long Government/Credit Index 6% and the Russell 2000® Index 5%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying equity derivatives; their ability to achieve their investment objectives depends largely on the performance of the underlying equity derivatives in which they invest. There can be no assurance that the investment objectives of any underlying equity derivatives will be achieved.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica PIMCO Tactical - Growth VP
Initial Class	$1,000.00	$996.70	$4.87	$1,020.26	$4.93	0.97%
Service Class	1,000.00	994.70	6.12	1,019.00	6.19	1.22

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Repurchase Agreements	50.0%
U.S. Government Obligations	17.8
Corporate Debt Securities	10.4
U.S. Government Agency Obligations	9.8
Commercial Paper	4.2
Securities Lending Collateral	3.8
Mortgage-Backed Securities	3.3
Asset-Backed Securities	2.9
Purchased Option	2.1
Certificate of Deposit	1.6
Foreign Government Obligations	1.4
Municipal Government Obligations	1.2

Asset Type (continued)	% of Net Assets
Short-Term U.S. Government Obligation	0.2%
Purchased Swaption	0.0(A)
Other Assets and Liabilities - Net(B)	(8.7)

Total	100.0%

(A)	Amount rounds to less than 0.1%.
(B)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 17.8%
U.S. Treasury Bond
2.75%, 08/15/2042	$1,700	$1,642
U.S. Treasury Note
0.63%, 08/31/2017	3,000	2,996
1.00%, 08/31/2019 g	2,350	2,336
1.63%, 08/15/2022	1,750	1,739

Total U.S. Government Obligations (cost $8,645)		8,713

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.8%
Fannie Mae
0.88%, 10/26/2017	900	904
4.50%, 05/01/2041	92	100
Fannie Mae, TBA
4.50%	3,000	3,240
Financing Corp. Fico STRIPS
1.44%, 05/11/2018 ▲	200	188
Freddie Mac
1.25%, 10/02/2019 ^	325	324

Total U.S. Government Agency Obligations (cost $4,741)		4,756

FOREIGN GOVERNMENT OBLIGATIONS - 1.4%
Province of Ontario Canada
1.65%, 09/27/2019	600	599
Russian Federation
7.50%, 03/31/2030 - Reg S	78	100

Total Foreign Government Obligations (cost $695)		699

MORTGAGE-BACKED SECURITIES - 3.3%
Banc of America Merrill Lynch Commercial
Mortgage, Inc.
Series 2004-2, Class A5
4.58%, 11/10/2038	160	166
Bear Stearns Alt-A Trust
Series 2005-5, Class 1A1
0.65%, 07/25/2035 *	64	60
Credit Suisse First Boston Mortgage
Securities Corp.
Series 2004-AR7, Class 2A1
3.02%, 11/25/2034 *	178	179
DBRR Trust
Series 2012-EZ1, Class A
0.95%, 09/25/2045 -144A	625	625
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A2
5.38%, 03/10/2039	300	310
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1
1.10%, 03/06/2020 -144A *	156	156
WaMu Mortgage Pass-Through Certificates
Series 2005-AR4, Class A5
2.51%, 04/25/2035*	100	92

Total Mortgage-Backed Securities (cost $1,572)		1,588

ASSET-BACKED SECURITIES - 2.9%
ACA CLO, Ltd.
Series 2006-1A, Class A1
0.57%, 07/25/2018 -144A *	224	218
American Express Credit Account Master Trust
Series 2012-5, Class A
0.59%, 05/15/2018	200	200

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
First Frankin Mortgage Loan Trust
Series 2005-FF2, Class M4
0.80%, 03/25/2035 *	$300	$242
Fore CLO, Ltd.
Series 2007-1A, Class A1A
0.56%, 07/20/2019 -144A * §	250	241
Northstar Education Finance, Inc.
Series 2012-1, Class A
0.91%, 12/26/2031 -144A *	147	147
SLM Student Loan Trust
Series 2012-E, Class A1
0.96%, 10/16/2023 -144A *	74	75
Tara Hill BV
Series 1X, Class I
1.29%, 01/24/2019 *	EUR112	147
Utah State Board of Regents
Series 2012-1, Class A
0.96%, 12/26/2031 *	$147	148

Total Asset-Backed Securities (cost $1,412)		1,418

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.2%
Bay Area Toll Authority
6.92%, 04/01/2040	100	137
Los Angeles Community College District
6.60%, 08/01/2042	100	134
Port Authority of New York & New Jersey
4.46%, 10/01/2062	100	98
State of California - Build America Bonds
7.35%, 11/01/2039	150	210

Total Municipal Government Obligations (cost $589)		579

CORPORATE DEBT SECURITIES - 10.4%
Biotechnology - 0.5%
Amgen, Inc.
4.50%, 03/15/2020 ^	200	228
Capital Markets - 1.0%
Goldman Sachs Group, Inc.
0.76%, 03/22/2016 *	300	291
6.15%, 04/01/2018	80	94
Morgan Stanley - Series MTN
6.63%, 04/01/2018	100	118
Commercial Banks - 1.9%
Bank of Montreal
2.55%, 11/06/2022 ^	80	79
Cooperative Centrale Raiffeisen-
Boerenleenbank BA
4.50%, 01/11/2021 ^	80	90
HSBC Holdings PLC
5.10%, 04/05/2021 ^	80	94
Sberbank of Russia Via SB Capital SA
5.18%, 06/28/2019 - Reg S	200	219
UBS AG
5.75%, 04/25/2018	100	119
Westpac Banking Corp.
1.07%, 09/25/2015 *	300	301
Commercial Services & Supplies - 0.3%
Eaton Corp.
2.75%, 11/02/2022 -144A ^ §	125	125
Consumer Finance - 0.3%
Caterpillar Financial Services Corp.
1.65%, 04/01/2014	150	152

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Diversified Financial Services - 1.8%
American Honda Finance Corp.
0.53%, 11/03/2014 -144A * §	$200	$199
0.76%, 05/08/2014 -144A *	150	151
General Electric Capital Corp.
0.91%, 12/11/2015 *	120	120
Helios Leasing I LLC
1.56%, 09/28/2024	98	98
JPMorgan Chase & Co.
3.25%, 09/23/2022 ^	100	103
Merrill Lynch & Co., Inc.
6.88%, 04/25/2018 ^	80	96
Tagua Leasing LLC
1.58%, 11/16/2024	100	100
Electric Utilities - 0.2%
Niagara Mohawk Power Corp.
4.12%, 11/28/2042 -144A §	100	98
Electrical Equipment - 0.2%
Schneider Electric SA
2.95%, 09/27/2022 -144A §	75	76
Industrial Conglomerates - 0.4%
General Electric Co.
2.70%, 10/09/2022 ^	200	204
Internet & Catalog Retail - 0.2%
Amazon.com, Inc.
2.50%, 11/29/2022 ^	100	99
Media - 0.1%
British Sky Broadcasting Group PLC
3.13%, 11/26/2022 -144A ^ §	40	40
Metals & Mining - 0.3%
BHP Billiton Finance USA, Ltd.
5.50%, 04/01/2014	150	159
Multi-Utilities - 0.2%
Sempra Energy
2.88%, 10/01/2022 ^	75	75
Oil, Gas & Consumable Fuels - 1.5%
BP Capital Markets PLC
5.25%, 11/07/2013	150	156
Dolphin Energy, Ltd.
5.50%, 12/15/2021 - Reg S	200	233
Petroleos Mexicanos
6.00%, 03/05/2020	100	120
Statoil ASA
2.45%, 01/17/2023 ^	125	125
TNK-BP Finance SA
7.88%, 03/13/2018 - Reg S	100	121
Pharmaceuticals - 1.0%
AbbVie, Inc.
1.07%, 11/06/2015 -144A * ^ §	200	203
2.90%, 11/06/2022 -144A ^ §	150	153
Eli Lilly & Co.
4.20%, 03/06/2014	150	156
Tobacco - 0.3%
Philip Morris International, Inc.
6.88%, 03/17/2014 ^	150	162
Transportation Infrastructure - 0.2%
Sydney Airport Finance Co. Pty, Ltd.
3.90%, 03/22/2023 -144A §	100	102

Total Corporate Debt Securities (cost $5,029)		5,059

	Principal (000’s)	Value (000’s)
CERTIFICATE OF DEPOSIT - 1.6%
Commercial Banks - 1.6%
Dexia Credit Local
1.40%, 09/20/2013	$800	$800
Total Certificate of Deposit (cost $800)

COMMERCIAL PAPER - 4.2%
Commercial Banks - 0.3%
Abbey National North America LLC
1.00%, 04/03/2013	125	125
Diversified Financial Services - 1.7%
Ford Motor Credit Co.
1.24%, 01/23/2013	275	275
Volvo Treasury North America, LP
0.62%, 01/25/2013 - 144A	580	580
Electric Utilities - 1.4%
Duke Energy Corp.
0.47%, 01/02/2013 - 144A	290	290
Northeast Utilities
0.42%, 01/07/2013 - 144A	400	400
Independent Power Producers & Energy Traders - 0.8%
Erste Abwicklungsanstalt
0.48%, 05/03/2013 - 144A	400	399

Total Commercial Paper (cost $2,069)		2,069

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.2%
U.S. Treasury Bill
0.08%, 05/02/2013 ▲ g	80	80
Total Short-Term U.S. Government Obligation (cost $80)

	Notional Amount (000’s)	Value (000’s)

PURCHASED OPTION - 2.1%
Put Option - 2.1%
S&P 500 Index	23	1,035
Index Value 1,200
Expires 12/21/2013
Total Purchased Option (cost $1,020)

PURCHASED SWAPTION - 0.0% ¥
Put Option - 0.0% ¥
OTC- If exercised the Series receives floating 3 month LIBOR, and pays 3.45%, European Style §	150	13
Expires 09/21/2015
Counterparty: BNP

Total Purchased Swaption (cost $12)

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 3.8%
State Street Navigator Securities Lending
Trust - Prime Portfolio, 0.26% ▲	1,838,533	1,839
Total Securities Lending Collateral (cost $1,839)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENTS - 50.0%
Credit Suisse Securities USA
0.23% ▲, dated 12/31/2012, to be repurchased at $3,900 on 01/02/2013. Collateralized by a U.S. Government Obligation, 1.00%, due 03/31/2017, and with a value of $3,979.	$3,900	$3,900
Goldman Sachs
0.28% ▲, dated 12/31/2012, to be repurchased at $3,900 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 4.50%, due 02/01/2041, and with a value of $4,025.	3,900	3,900
JPMorgan Securities
0.25% ▲, dated 12/31/2012, to be repurchased at $5,600 on 01/02/2013. Collateralized by U.S. Government Obligations, 1.88% - 2.38%, due 10/31/2014 - 08/31/2017, and with a total value of $5,696.	5,600	5,600
RBC Capital Markets LLC
0.25% ▲, dated 12/31/2012, to be repurchased at $9,600 on 01/02/2013. Collateralized by a U.S. Government Obligation, 0.75%, due 12/31/2017, and with a value of $9,795.	9,600	9,600

	Principal (000’s)		Value (000’s)
State Street Bank & Trust Co.
0.03% ▲, dated 12/31/2012, to be repurchased at $1,383 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 02/01/2032, and with a value of $1,412.	$1,383		$1,383

Total Repurchase Agreements (cost $24,383)			24,383

Total Investment Securities (cost $52,886)			53,031

Other Assets and Liabilities - Net			(4,256)

Net Assets			$48,775

	Principal (000’s)		Value (000’s)
TBA SHORT COMMITMENT - (0.4%)
U.S. Government Agency Obligation - (0.4%)
Fannie Mae, TBA
3.50%		$(190)	$(203)
Total TBA Short Commitment (proceeds $(203))

WRITTEN SWAPTIONS: p

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Premiums (Received) (000’s)	Value (000’s)
Call- OTC 7-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Receive	1.20%	03/18/2013	$100	$(♦)	$(♦)
Put- OTC 5-Year Interest Rate Swap	BNP	3-Month USD LIBOR BBA	Pay	2.50	09/21/2015	630	(12)	(11)
Put- OTC 7-Year Interest Rate Swap	BOA	3-Month USD LIBOR BBA	Pay	1.65	03/18/2013	30	(♦)	(♦)
Put- OTC 7-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	1.65	03/18/2013	100	(♦)	(♦)

							$(12)	$(11)

OVER THE COUNTER SWAP AGREEMENTS: p

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION:(1)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)(2)	Market Value (000’s)(3)	Premiums Paid (000’s)	Unrealized (Depreciation) (000’s)
CDX NAIG-18 5-Year Index	1.00%	06/20/2017	BOA	USD	$5,300	$28	$33	$(5)

TOTAL RETURN SWAP AGREEMENTS - PAYABLE: (4)

Reference Entity	Floating Rate	Termination Date	Counterparty	Notional Amount (000’s)	Market Value (000’s)	Premiums (Received) (000’s)	Unrealized Appreciation (000’s)
iShares MSCI EAFE Index Fund	USD-3M-LIBOR BBA	08/20/2013	BNP	$126	$560	$(♦)	$560

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Unrealized Appreciation (000’s)
Russell 2000 Mini Index	Long	29	03/15/2013	$68
S&P 500 E-Mini Index	Long	399	03/15/2013	86

				$154

FORWARD FOREIGN CURRENCY CONTRACT:

Currency	Counterparty	Contracts (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars (Sold) (000’s)	Net Unrealized (Depreciation) (000’s)
EUR	CSFB	(112)	03/18/2013	$(147)	$(1)

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) pledged as of 12/31/2012:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received) Pledged (000’s)	Net Exposures (1) (000’s)
BOA	$28	$(80)	$(52)
BNP	562	(530)	32
CSFB	(1)	–	(1)
GSC	(♦)	–	(♦)

(1)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/31/2012.
^	All or a portion of this security is on loan. The value of all securities on loan is $1,801.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $606, or 1.24% of the portfolio’s net assets.
§	Illiquid. Total aggregate market value of illiquid investment securities is $1,250, or 2.56%, of the portfolio’s net assets.
¥	Percentage rounds to less than 0.1%.
Aggregate cost for federal income tax purposes is $53,216. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $164 and $349, respectively. Net unrealized depreciation for tax purposes is $185.
p	Cash in the amount of $610 has been pledged by the broker as collateral for open swap agreements and/or swaption contracts.
g	All or a portion of this security has been segregated as collateral with the broker for to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $1,544.
Cash in the amount of $24 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
¿	Amount is less than 1.
(1)

If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

(2)

The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference obligation less a financing rate, if any. As a receiver, the portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $4,278, or 8.77% of the portfolio’s net assets.
BBA	British Banker’s Association
BOA	Bank of America
BNP	BNP Paribas Bank
CDX NAIG	North American Investment Grade Credit Default Swap Index
CSFB	Credit Suisse First Boston
GSC	Goldman Sachs & Co.
LIBOR	London Interbank Offered Rate
OTC	Over The Counter
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

CURRENCY ABBREVIATIONS:

EUR         Euro

USD         United States Dollar

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Asset-Backed Securities	$—	$1,418	$—	$1,418
Certificate of Deposit	—	800	—	800
Commercial Paper	—	2,069	—	2,069
Corporate Debt Securities	—	5,059	—	5,059
Foreign Government Obligations	—	699	—	699
Mortgage-Backed Securities	—	1,588	—	1,588
Municipal Government Obligations	—	579	—	579
Purchased Option	1,035	—	—	1,035
Purchased Swaption	—	13	—	13
Repurchase Agreements	—	24,383	—	24,383
Securities Lending Collateral	1,839	—	—	1,839
Short-Term U.S. Government Obligation	—	80	—	80
U.S. Government Agency Obligations	—	4,756	—	4,756
U.S. Government Obligations	—	8,713	—	8,713
Total	$2,874	$50,157	$—	$53,031

TBA Short Commitments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
U.S. Government Agency Obligation	$—	$(203)	$—	$(203)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Written Swaptions	$—	$(11)	$—	$(11)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands) (continued): '

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Futures Contracts - Appreciation	$154	$—	$—	$154
Credit Default Swap - Depreciation	—	(5)	—	(5)
Forward Foreign Currency Contract - Depreciation	—	(1)	—	(1)
Total Return Swap - Appreciation	—	560	—	560
Total	$154	$554	$—	$708

Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $28,503) (including securities loaned of $1,801)	$28,648
Repurchase agreement, at value (cost: $24,383)	24,383
Foreign currency	–(A)
Cash on deposit with broker	24
Receivables:
Investment securities sold	715
Shares sold	232
Interest	97
Swap dividend	72
Variation margin	784
Securities lending income (net)	–(A)
Dividend reclaims	–(A)
Prepaid expenses	–(A)
Unrealized appreciation on swap agreements	560
Premium paid on swap agreements	33

55,548

Liabilities:
Cash deposit due to broker	610
Accounts payable and accrued liabilities:
Investment securities purchased	4,042
Shares redeemed	10
Management and advisory fees	4
Distribution and service fees	7
Trustees fees	– (A)
Transfer agent fees	– (A)
Administration fees	1
Printing and shareholder reports fees	24
Audit and tax fees	12
Other	4
Collateral for securities on loan	1,839
Unrealized depreciation on forward foreign currency contracts	1
Written options and swaptions, at value (premium: $12)	11
Unrealized depreciation on swap agreements	5
TBA short commitments (proceeds: $203)	203
Premium received on swap agreements	– (A)

6,773

Net assets	$48,775

Net assets consist of:
Capital stock ($.01 par value)	$50
Additional paid-in capital	53,856
Undistributed net investment income	142
Accumulated net realized loss from investment securities, futures contracts, written option and swaption contracts, swap agreements, and foreign currency transactions	(6,127)
Net unrealized appreciation (depreciation) on:
Investment securities	145
Futures contracts	154
Written option and swaption contracts	1
Swap agreements	555
TBA short commitments	– (A)
Translation of assets and liabilities denominated in foreign currencies	(1)

Net assets	$48,775

Net assets by class:
Initial Class	$12,685
Service Class	36,090
Shares outstanding:
Initial Class	1,286
Service Class	3,678
Net asset value and offering price per share:
Initial Class	$9.87
Service Class	9.81

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $–(A))	$419
Interest income	107
Securities lending income (net)	43

Total investment income	569

Expenses:
Management and advisory	391
Distribution and service:
Service Class	80
Printing and shareholder reports	33
Custody	24
Administration	11
Legal	2
Audit and tax	12
Trustees	2
Transfer agent	– (A)
Other	1

Total expenses	556

Less waiver/reimbursement	(33)

Net expenses	523

Net investment income	46

Net realized gain (loss) on transactions from:
Investment securities	734
Futures contracts	(627)
Written option and swaption contracts	3
Swap agreements	(248)
Foreign currency transactions	(2)

(140)

Net change in unrealized appreciation
(depreciation) on:
Investment securities	(144)
Futures contracts	154
Written option and swaption contracts	1
Swap agreements	555
TBA short commitments	– (A)
Translation of assets and liabilities denominated in foreign currencies	(1)

Net change in unrealized appreciation (depreciation)	565

Net realized and change in unrealized gain	425

Net increase in net assets resulting from operations	$471

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$46	$515
Net realized (loss) from investment securities, futures contracts, written option and swaption contracts, swap agreements, and foreign currency transactions	(140)	(6,097)
Net change in unrealized appreciation on investment securities, futures contracts, written option and swaption contracts, TBA short commitments, swap agreements, and translation of assets and liabilities denominated in foreign currencies	565	(815)

Net increase (decrease) in net assets resulting from operations	471	(6,397)

Distributions to shareholders:
From net investment income:
Initial Class	(101)	(214)
Service Class	(155)	(518)

	(256)	(732)

From net realized gains:
Initial Class	—	(1)
Service Class	—	(2)

	—	(3)

Total distributions to shareholders	(256)	(735)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,900	3,454
Service Class	19,745	19,082

	21,645	22,536

Dividends and distributions reinvested:
Initial Class	101	215
Service Class	155	520

	256	735

Cost of shares redeemed:
Initial Class	(2,526)	(3,220)
Service Class	(17,059)	(14,174)

	(19,585)	(17,394)

Net increase in net assets from capital shares transactions	2,316	5,877

Net increase (decrease) in net assets	2,531	(1,255)

Net assets:
Beginning of year	46,244	47,499

End of year	$48,775	$46,244

Undistributed net investment income	$142	$241

Share activity:
Shares issued:
Initial Class	191	314
Service Class	2,008	1,708

	2,199	2,022

Shares issued-reinvested from dividends and distributions:
Initial Class	10	20
Service Class	16	50

	26	70

Shares redeemed:
Initial Class	(254)	(289)
Service Class	(1,721)	(1,310)

	(1,975)	(1,599)

Net increase (decrease) in shares outstanding:
Initial Class	(53)	45
Service Class	303	448

	250	493

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,			May 1 to Dec 31, 2009(A)
	2012	2011	2010
Net asset value
Beginning of year	$9.85	$11.29	$11.52	$10.00
Investment operations
Net investment income(B),(C)	0.03	0.14	0.19	0.48
Net realized and unrealized gain (loss)	0.07	(1.41)	(0.26)	1.04

Total operations	0.10	(1.27)	(0.07)	1.52

Distributions
From net investment income	(0.08)	(0.17)	(0.10)	–
From net realized gains	–	– (D)	(0.06)	–

Total distributions	(0.08)	(0.17)	(0.16)	–

Net asset value
End of year	$9.87	$9.85	$11.29	$11.52

Total return(E)	0.98%	(11.37)%	(0.44)%	15.20%(F)

Net assets end of year (000’s)	$12,685	$13,192	$14,602	$10,661
Ratio and supplemental data
Expenses to average net assets(H)
After reimbursement/recapture	0.99%	1.00%	1.00%	1.00%(G)
Before reimbursement/recapture	1.06%	1.01%	1.05%	1.53%(G)
Net investment income to average net assets	0.28%	1.23%	1.75%	6.64%(G)
Portfolio turnover rate(I)	1,349%	1,351%	1,068%	68%(F)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,			May 1 to Dec 31, 2009(A)
	2012	2011	2010
Net asset value
Beginning of year	$9.79	$11.24	$11.50	$10.00
Investment operations
Net investment income(B),(C)	– (D)	0.10	0.15	0.62
Net realized and unrealized gain (loss)	0.07	(1.40)	(0.25)	0.88

Total operations	0.07	(1.30)	(0.10)	1.50

Distributions
From net investment income	(0.05)	(0.15)	(0.10)	–
From net realized gains	–	– (D)	(0.06)	–

Total distributions	(0.05)	(0.15)	(0.16)	–

Net asset value
End of year	$9.81	$9.79	$11.24	$11.50

Total return(E)	0.69%	(11.62)%	(0.70)%	15.00%(F)

Net assets end of year (000’s)	$36,090	$33,052	$32,897	$2,093
Ratio and supplemental data
Expenses to average net assets(H)
After reimbursement/recapture	1.24%	1.25%	1.25%	1.25%(G)
Before reimbursement/recapture	1.31%	1.26%	1.29%	1.78%(G)
Net investment income to average net assets	0.03%	0.91%	1.42%	8.51%(G)
Portfolio turnover rate(I)	1,349%	1,351%	1,068%	68%(F)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(D)	Rounds to less than $(0.01) or $0.01.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Annualized.
(H)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(I)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective September 17, 2012, Transamerica Hanlon Growth VP changed its name to Transamerica PIMCO Tactical - Growth VP (the “Portfolio”). The Portfolio is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2012 are listed in the Schedule of Investments.

Option and swaption contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased Options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written Options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in selling or buying a security or currency at a price different from the current market value.

The underlying face amounts of open option and swaption contracts at December 31, 2012 are listed in the Schedule of Investments.

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Balance at December 31, 2011	$—	$—
Sales	14	1,240
Closing Buys	(2)	(380)
Expirations	—	—
Exercised	—	—
Balance at December 31, 2012	$12	$860

Futures contracts: The Portfolio is subject to equity and commodity price risks, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2012 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

Payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio enters into credit default swaps to manage its exposure to the market, or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Total return swap agreements: The Portfolio is subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objectives. The value of the commodity-linked investments held by the Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.

The open swap agreements at December 31, 2012 are listed in the Schedule of Investments.

To be announced (“TBA”) purchase commitments: TBA purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations. Open balances are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Restricted and illiquid securities: The Portfolio may invest in unregulated or restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2012 are listed in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2012.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment company securities: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Effective September 17, 2012

First $250 million	0.79%
Over $250 million up to $750 million	0.78%
Over $750 million up to $1.5 billion	0.76%
Over $1.5 billion	0.73%

Prior to September 17, 2012

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.95% Expense Limit

Prior to September 17, 2012, the expense limit was 1.00%.

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount reimbursed/waived by TAM was $33.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

The following amounts were available for recapture by TAM as of December 31, 2012:

Amount Available	Year Reimbursed	Available Through
$4	2011	12/31/2013
33	2012	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$368,459
U.S. Government	19,767

Proceeds from maturities and sales of securities:
Long-term	404,039
U.S. Government	9,679

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The Portfolio began to deal in purchased options, purchased swaptions, swaps, futures, and written swaptions contracts in the third quarter, ending the year at one, one, two, two, and four contracts, respectively. The Portfolio began to deal in forward contracts in the fourth quarter, ending the year at 1 contract. The tables below highlight the types of risk associated with the Portfolio and how the aforementioned derivative instruments are used to mitigate such risks:

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Total
Asset derivatives
Purchased options and swaptions, at value*	$13	$-	$-	$1,035	$1,048
Unrealized appreciation on futures contracts**	-	-	-	154	154
Premium paid on swap agreements	-	-	33	-	33
Unrealized appreciation on swap agreements	-	-	-	560	560
Liability derivatives
Written swaptions, at value	(11)	-	-	-	(11)
Premium received on swap agreements	-	-	-	(♦)	(♦)
Unrealized depreciation on swap agreements	-	-	(5)	-	(5)
Unrealized depreciation on forward foreign currency contracts	-	(1)	-	-	(1)
Total	$2	$(1)	$28	$1,749	$1,778
♦	Amount is less than $1.
*	Included within Investment securities, at value.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Total
Net Realized Gain (Loss) on Derivatives recognized in income
Net realized loss on purchased options and swaptions ^	$(12)	$-	$-	$(269)	$(281)
Net realized loss on futures contracts	-	-	-	(627)	(627)
Net realized gain on written swaptions	3	-	-	-	3
Net realized gain (loss) on swap agreements	-	-	14	(262)	(248)
Net realized loss on forward foreign currency transactions ~	-	(2)	-	-	(2)
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions	1	-	-	15	16
Net change in unrealized appreciation (depreciation) on futures contracts	-	-	-	154	154
Net change in unrealized appreciation (depreciation) on written swaptions	1	-	-	-	1
Net change in unrealized appreciation (depreciation) on swap agreements	-	-	(5)	560	555
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions	-	(1)	-	-	(1)
Total	$(7)	$(3)	$9	$(429)	$(430)
^	Included within net realized gain (loss) on transactions from investment securities.
~	Included within net realized gain (loss) on transactions from foreign currency transactions.
Included within net change in unrealized appreciation (depreciation) on Investment securities.
Included within net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(2)

Undistributed (accumulated) net investment income (loss)	111

Undistributed (accumulated) net realized gain (loss) from investment securities	(109)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$ 5,275	Short-Term Indefinitely

355	Long-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $162.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$256

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	735

Long-term Capital Gain	–

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$702

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(5,630)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	(203)

Other Temporary Differences	–

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Tactical - Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Tactical - Growth VP (formerly, Transamerica Hanlon Growth VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical - Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
3,985,295.8193	74,095.8508	445,225.8539

Proposal III: To approve changes to the fundamental investment policies

Proposal III. A — Underwriting

Affirmative	Against	Abstain
4,016,272.5154	43,099.7781	445,245.2305

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III. B — Real Estate

Affirmative	Against	Abstain
3,933,533.5407	127,007.4205	444,076.5628

Proposal III. C — Concentration

Affirmative	Against	Abstain
3,933,734.8360	116,397.3589	454,485.3291

Proposal III. D — Diversification

Affirmative	Against	Abstain
4,018,895.7929	40,159.1460	445,562.5851

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Tactical - Growth VP

(formerly, Transamerica Hanlon Growth VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

(unaudited)

MARKET ENVIRONMENT

2012 was a year defined globally by a dynamic, polarized political process. The year began with a focus on Europe, as the seemingly inevitable Greek tragedy fueled speculation of when, not if, the European Union (“EU”) would see its membership shrink. In late July, a few determined statements from the European Central Bank (“ECB”) President Mario Draghi - later reinforced in early September by the ECB Governing Council – stabilized markets and postponed any sovereign exits from the EU. The markets spent the remainder of the year weighing the efficacy of a “do whatever it takes to safeguard monetary union” policy stance versus the Greek austerity commitment and Spanish financial system stability.

The eurozone had to compete with the United States for headlines, as the U.S. political climate often relegated geopolitical instability and uprising to second page news. Markets confronted an evolving monetary policy that produced multiple extensions of rate guidance (now mid-2015), a third quantitative easing (“QE3”) mortgage purchase program and additional, targeted U.S. Treasury purchases with the expiry of “Operation Twist”, the explicit use of unemployment and inflation quantitative thresholds, and a growing New York Federal Reserve balance sheet and System Open Market Account which currently stands at $2.65 trillion.

Towards the end of the year, Americans voted President Barack Obama to a second term in office in November. While the President’s reelection likely cemented the fate of the Affordable Care Act and Dodd-Frank reforms, market participants quickly turned their attention to the uncertainty surrounding the impending “fiscal cliff”. Both political parties recognized that averting the “fiscal cliff” was essential to avoiding a recession in 2013, but negotiations were strained for much of the quarter with Democrats seeking increased tax revenue from the wealthiest Americans and Republicans asking for spending cuts on entitlement programs. Ultimately, hopes of a grand bargain abated and gave way to a short-term deal, thus opening the door to further fiscal negotiations, most notably on a debt ceiling increase and spending cuts (the “sequester”), in 2013.

PERFORMANCE

For the year ended December 31, 2012, Transamerica PIMCO Total Real Return VP, Initial Class returned 7.55%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned 4.22%.

STRATEGY REVIEW

Interest rate strategies, including a focus on the intermediate portion of the yield curve while underweight in long-end maturities, partially implemented via long-dated interest rate swaps, added to performance as intermediate maturity yields declined while 30-year maturity yields rose. An overweight to Agency mortgage-backed securities (“MBS”) combined with a modest exposure to non-Agency MBS added to returns as spreads tightened in these sectors. Moreover, positioning in corporate bonds, partially implemented via credit default swaps, and a focus on the financial sector was positive for returns as the corporate sector and particularly financials outperformed like-duration U.S. Treasuries during the year. The portfolio’s exposure to emerging market local rates, partially implemented via interest rate swaps added to returns as rates declined. Exposure to municipal bonds added to returns as this sector posted positive absolute returns and outperformed on a relative basis.

Given low market volatility, the portfolio used options as a way to capture additional income via the premiums received. The portfolio used currency forwards as a way to hedge out undesired currency exposures, which were obtained through local currency bonds.

Chris P. Dialynas

Portfolio Manager

Pacific Investment Management Company LLC

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	7.55%	6.68%	5.82%	05/01/2002
Barclays U.S. Aggregate Bond *	4.22%	5.95%	5.18%
Service Class	7.32%	6.41%	5.47%	05/01/2003

NOTES

*  The Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the portfolio. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica PIMCO Total Return VP
Initial Class	$1,000.00	$1,029.80	$3.52	$1,021.67	$3.51	0.69%
Service Class	1,000.00	1,028.20	4.79	1,020.41	4.77	0.94

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the Portfolio by asset type)

(unaudited)

% of Net
Asset Type	Assets
U.S. Government Obligations	34.8%
U.S. Government Agency Obligations	29.9
Corporate Debt Securities	22.5
Mortgage-Backed Securities	8.7
Foreign Government Obligations	4.9
Municipal Government Obligations	4.3
Securities Lending Collateral	3.9
Repurchase Agreement	2.2
Asset-Backed Securities	2.1
Commercial Paper	0.7
Short-Term U.S. Government Obligations	0.2
Loan Assignments	0.2
Purchased Swaption	0.1

% of Net
Asset Type (continued)	Assets
Convertible Preferred Stock	0.1%
Preferred Stock	0.1
Purchased Option	0.0 (A)
Other Assets and Liabilities - Net(B)	(14.7)
Total	100.0%

(A)	Amount rounds to less than 0.1%.

(B)	The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, Reverse Repurchase Agreements ,and Cash Collateral.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 34.8%
U.S. Treasury Bond
2.75%, 11/15/2042 —	$20,600	$19,847
3.75%, 08/15/2041 Ð g a	15,100	17,747
4.38%, 02/15/2038 - 05/15/2040	51,400	66,778
5.25%, 02/15/2029	1,500	2,077
7.63%, 11/15/2022 ^	27,500	42,565
U.S. Treasury Inflation Indexed Bond
2.13%, 02/15/2041	12,464	18,405
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2017 - 07/15/2022	117,486	127,223
1.13%, 01/15/2021 g a	45,999	54,027
U.S. Treasury Note
0.25%, 03/31/2014	34,100	34,116
1.25%, 01/31/2019 Ð	48,800	49,685
1.50%, 06/30/2016 ☼	780	809
1.63%, 08/15/2022	100	99
1.75%, 05/15/2022	8,800	8,876
2.00%, 11/15/2021 Ð ^ ☼ a — g	378,300	392,634
2.00%, 02/15/2022 Ð	100	103
2.13%, 08/15/2021 Ð ☼ a g	59,400	62,444
2.25%, 03/31/2016	100	106
2.63%, 08/15/2020 - 11/15/2020	52,189	57,285

Total U.S. Government Obligations (cost $923,198)		954,826

U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.9%
Fannie Mae
0.76%, 09/25/2041 *	54,232	54,547
1.36%, 06/01/2043 *	252	256
1.88%, 08/01/2035 *	22	23
2.15%, 08/01/2035 *	1,104	1,154
2.18%, 09/01/2035 *	1,938	2,067
2.26%, 07/01/2032 *	7	7
2.34%, 01/01/2028 *	61	65
2.35%, 12/01/2034 *	14	15
2.37%, 08/01/2036 *	322	342
2.39%, 10/01/2035 *	20	21
2.50%, 04/01/2027 - 11/01/2027	194,545	203,580
2.50%, 05/01/2035 *	935	975
3.50%, 10/01/2020 - 10/01/2026	94,454	100,286
4.00%, 02/01/2019 - 03/01/2041	2,941	3,201
4.50%, 05/01/2019 - 06/01/2026	35,642	38,446
5.00%, 10/01/2020 - 01/01/2030	9,240	10,013
5.50%, 12/01/2017 - 02/01/2038	3,028	3,289
6.50%, 06/17/2038	3,087	3,230
Fannie Mae, TBA
3.00%	12,000	12,548
4.50%	5,000	5,383
5.00%	27,000	29,238
6.00%	1,000	1,092
Freddie Mac
0.56%, 12/15/2029 *	53	53
1.36%, 10/25/2044 *	1,707	1,702
1.54%, 07/25/2044 *	872	891
2.36%, 08/01/2023 *	59	61
2.46%, 09/01/2035 *	162	170
3.00%, 09/01/2035 *	1,664	1,782
4.00%, 03/01/2041	74,619	79,777
4.50%, 03/01/2039 - 09/01/2041	1,000	1,076
5.00%, 02/15/2020	237	239
6.50%, 07/25/2043	100	115

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Ginnie Mae
3.00%, 04/15/2042 - 10/15/2042	$44,768	$47,663
6.50%, 06/20/2032	5	6
Ginnie Mae, TBA
3.00%	153,000	162,446
Overseas Private Investment Corp.
Zero Coupon, 09/20/2013	3,900	5,235
Zero Coupon, 09/20/2013 Ə
Series E-2	5,850	5,864
Zero Coupon, - 04/15/2014
Series H-2	11,384	11,521
2.07%, 05/15/2021 Ə	31,471	31,296
U.S. Small Business Administration
4.50%, 02/01/2014	99	101

Total U.S. Government Agency Obligations (cost $807,746)		819,776

FOREIGN GOVERNMENT OBLIGATIONS - 4.9%
Australia Government Bond
5.50%, 12/15/2013	AUD26,500	28,258
Brazil Notas do Tesouro Nacional
10.00%, 01/01/2013 - 01/01/2017	BRL80,133	41,041
Canadian Government Bond
1.75%, 03/01/2013	CAD3,700	3,724
3.25%, 06/01/2021	6,700	7,548
Hong Kong SAR Government Bond
5.13%, 08/01/2014 - 144A §	$2,700	2,869
Province of Ontario Canada
3.15%, 06/02/2022	CAD40,600	42,228
Province of Quebec Canada
3.50%, 12/01/2022	4,500	4,762
Republic of Brazil
10.25%, 01/10/2028	BRL2,050	1,319
U.K. Gilt Inflation Linked
0.13%, 03/22/2024	GBP608	1,074
1.88%, 11/22/2022	119	249
Vnesheconombank Via VEB Finance PLC
5.38%, 02/13/2017 - 144A	$300	329

Total Foreign Government Obligations (cost $134,502)		133,401

MORTGAGE-BACKED SECURITIES - 8.7%
Adjustable Rate Mortgage Trust
Series 2005-4, Class 1A1
2.92%, 08/25/2035 *	287	232
Series 2005-5, Class 2A1
3.11%, 09/25/2035 *	284	261
Series 2005-10, Class 1A21
2.99%, 01/25/2036 *	393	307

American Home Mortgage Assets LLC
Series 2006-4, Class 1A12
0.42%, 10/25/2046 *	4,139	2,590
Series 2006-5, Class A1
1.09%, 11/25/2046 *	825	448

American Home Mortgage Investment Trust
Series 2005-2, Class 4A1
2.01%, 09/25/2045 *	7	6
Banc of America Funding Corp.
Series 2005-D, Class A1
2.62%, 05/25/2035 *	148	153
Series 2006-J, Class 4A1
5.62%, 01/20/2047 *	170	124

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Mortgage Securities, Inc.
Series 2004-L, Class 2A1
2.80%, 01/25/2035 *	$883	$861

Banc of America Re-REMIC Trust
Series 2010-UB5, Class A4A
5.63%, 02/17/2051 - 144A *	20,000	23,310

Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-5, Class 2A1
2.76%, 08/25/2033 *	1,503	1,533

Series 2003-8, Class 2A1
3.06%, 01/25/2034 *	84	85

Series 2003-8, Class 4A1
3.12%, 01/25/2034 *	201	202

Series 2003-9, Class 2A1
3.01%, 02/25/2034 *	222	219

Series 2004-10, Class 22A1
2.97%, 01/25/2035 *	292	288

Series 2005-2, Class A2
3.08%, 03/25/2035 *	554	557

Series 2005-5, Class A2
2.32%, 08/25/2035 *	454	459

Bear Stearns Alt-A Trust
Series 2006-6, Class 32A1
2.96%, 11/25/2036 *	1,045	673

Series 2006-8, Class 3A1
0.37%, 02/25/2034 *	876	833

Series 2006-R1, Class 2E21
2.82%, 08/25/2036 *	799	297

Bear Stearns Structured Products, Inc.
Series 2007-R6, Class 1A1
2.80%, 01/26/2036 *	671	424

Series 2007-R6, Class 2A1
2.83%, 12/26/2046 *	438	237

Berica ABS Srl
Series 2011-1, Class A1
0.49%, 12/30/2055 *	EUR21,600	26,428

Berica Residential MBS Srl
Series 8, Class A
0.65%, 03/31/2048 *	36,488	42,137

CD Mortgage Trust
Series 2007-CD5, Class A4
5.89%, 11/15/2044 *	$398	471

Chaseflex Trust
Series 2007-3, Class 1A2
0.67%, 07/25/2037 *	2,654	1,435

Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1
2.27%, 09/25/2035 *	783	774

Series 2005-6, Class A2
2.34%, 09/25/2035 *	568	557

Series 2006-NC1, Class A2B
0.32%, 08/25/2036 *	17	17

Series 2007-10, Class 22AA
3.09%, 09/25/2037 *	3,619	2,737

Countrywide Alternative Loan Trust
Series 2003-J1, Class 4A1
6.00%, 10/25/2032	8	9

Series 2003-J3, Class 2A1
6.25%, 12/25/2033	221	230

Series 2005-14, Class 2A1
0.42%, 05/25/2035 *	356	255

Series 2005-56, Class 5A2
0.98%, 11/25/2035 *	864	620

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Countrywide Alternative Loan Trust (continued)
Series 2005-62, Class 2A1
1.14%, 12/25/2035 *	$6	$4

Series 2005-81, Class A1
0.49%, 02/25/2037 *	2,002	1,288

Series 2006-OA1, Class 2A1
0.42%, 03/20/2046 *	1,574	1,042

Series 2006-OA9, Class 2A1A
0.42%, 07/20/2046 *	11	5

Series 2006-OA17, Class 1A1A
0.41%, 12/20/2046 *	4,822	3,075

Series 2006-OA19, Class A1
0.39%, 02/20/2047 *	1,877	1,130

Series 2007-HY4, Class 1A1
3.00%, 06/25/2037 *	3,776	2,818

Countrywide Home Loan Mortgage Pass-Through Trust
Series 2002-30, Class M
2.87%, 10/19/2032 *	88	62

Series 2003-R4, Class 2A
6.50%, 01/25/2034 - 144A *	570	571

Series 2004-12, Class 11A1
3.03%, 08/25/2034 *	118	102

Series 2004-R1, Class 2A
6.50%, 11/25/2034 - 144A	779	789

Series 2005-HY10, Class 5A1
5.17%, 02/20/2036 *	423	355

Series 2005-R2, Class 1AF1
0.55%, 06/25/2035 - 144A *	1,270	1,086

Series 2006-OA5, Class 2A2
0.51%, 04/25/2036 *	508	97

Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-AR15, Class 2A1
2.47%, 06/25/2033 *	853	839

Deutsche ALT-A Securities, Inc., Alternate Loan Trust
Series 2005-AR1, Class 2A1
2.02%, 08/25/2035 *	210	145

First Horizon Asset Securities, Inc.
Series 2005-AR3, Class 2A1
2.61%, 08/25/2035 *	135	130

Granite Mortgages PLC
Series 2003-3, Class 3A
0.91%, 01/20/2044 *	GBP599	964

Series 2004-3, Class 3A2
0.90%, 09/20/2044 *	3,538	5,668

Greenpoint Mortgage Funding Trust
Series 2006-AR7, Class 1A32
0.41%, 12/25/2046 *	$695	248

Greenpoint Mortgage Pass-Through Certificates
Series 2003-1, Class A1
3.17%, 10/25/2033 *	266	263

GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
2.66%, 09/25/2035 *	745	746

Series 2006-AR1, Class 2A1
2.77%, 01/25/2036 *	10	9

Harborview Mortgage Loan Trust
Series 2005-4, Class 4A
3.10%, 07/19/2035 *	460	431

Series 2006-1, Class 2A1A
0.45%, 03/19/2036 *	2,460	1,593

Series 2006-5, Class 2A1A
0.39%, 07/19/2046 *	1,204	710

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Harborview Mortgage Loan Trust (continued)
Series 2006-7, Class 2A1A
0.41%, 09/19/2046 *	$591	$431

Series 2007-1, Class 2A1A
0.34%, 04/19/2038 *	1,499	1,111

IndyMac Index Mortgage Loan Trust
Series 2004-AR11, Class 2A
2.65%, 12/25/2034 *	83	74

Series 2006-AR12, Class A1
0.40%, 09/25/2046 *	751	523

JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1
4.96%, 02/25/2035 *	186	189

Series 2007-A1, Class 5A5
3.03%, 07/25/2035 *	2,120	2,174

LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class A3
5.87%, 09/15/2045 *	4,700	5,603

Luminent Mortgage Trust
Series 2006-6, Class 2A1
0.41%, 10/25/2046 *	576	451

MASTR Alternative Loans Trust
Series 2006-2, Class 2A1
0.61%, 03/25/2036 *	317	59

MLCC Mortgage Investors, Inc.
Series 2005-2, Class 1A
1.76%, 10/25/2035 *	9,861	9,685

Series 2005-2, Class 2A
2.42%, 10/25/2035 *	343	339

Series 2005-2, Class 3A
1.21%, 10/25/2035 *	117	114

Series 2005-3, Class 4A
0.46%, 11/25/2035 *	63	58

Series 2005-A10, Class A
0.42%, 02/25/2036 *	376	326

Morgan Stanley Capital I Trust
Series 2007-IQ15, Class A4
5.88%, 06/11/2049 *	400	470

Morgan Stanley Mortgage Loan Trust
Series 2007-3XS, Class 2A1A
0.28%, 01/25/2047 *	277	259

Nomura Asset Acceptance Corp.
Series 2004-R1, Class A1
6.50%, 03/25/2034 - 144A	808	845

Permanent Master Issuer PLC
Series 2011-1A, Class 1A1
1.71%, 07/15/2042 - 144A * §	10,400	10,518

Series 2011-1A, Class 1A3
1.51%, 07/15/2042 - 144A *	EUR16,000	21,344

RALI Trust
Series 2005-QO3, Class A1
0.61%, 10/25/2045 *	$524	360

Series 2006-QO6, Class A1
0.39%, 06/25/2046 *	674	308

Residential Asset Securitization Trust
Series 2006-R1, Class A2
0.61%, 01/25/2046 *	635	284

RFMSI Trust
Series 2003-S9, Class A1
6.50%, 03/25/2032	13	14

Series 2005-SA4, Class 1A21
3.32%, 09/25/2035 *	970	786

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
RMAC Securities PLC
Series 2007-NS1X, Class A2B
0.46%, 06/12/2044 *	$13,856	$12,556

Sequoia Mortgage Trust
Series 10, Class 2A1
0.97%, 10/20/2027 *	65	65

Structured Adjustable Rate Mortgage Loan Trust
Series 2004-20, Class 3A1
2.78%, 01/25/2035 *	311	284

Series 2005-17, Class 3A1
2.80%, 08/25/2035 *	108	98

Series 2005-18, Class 3A1
2.97%, 09/25/2035 *	3,434	2,846

Structured Asset Mortgage Investments, Inc.
Series 2002-AR3, Class A1
0.87%, 09/19/2032 *	51	49

Series 2005-AR5, Class A1
0.46%, 07/19/2035 *	148	128

Series 2005-AR5, Class A2
0.46%, 07/19/2035 *	143	139

Series 2005-AR5, Class A3
0.46%, 07/19/2035 *	267	263

Series 2005-AR8, Class A1A
0.49%, 02/25/2036 *	306	205

Series 2006-AR3, Class 12A1
0.43%, 05/25/2036 *	1,911	1,260

Series 2006-AR6, Class 2A1
0.40%, 07/25/2046 *	5,182	3,450

WaMu Commercial Mortgage Securities Trust
Series 2007-SL2, Class A
5.31%, 12/27/2049 - 144A *	8,203	8,263

WaMu Mortgage Pass-Through Certificates
Series 2002-AR2, Class A
2.26%, 02/27/2034 *	106	107

Series 2003-AR9, Class 2A
2.55%, 09/25/2033 *	3,695	3,707

Series 2004-AR1, Class A
2.57%, 03/25/2034 *	275	279

Series 2005-AR11, Class A1A
0.53%, 08/25/2045 *	210	197

Series 2006-AR3, Class A1A
1.16%, 02/25/2046 *	1,025	936

Series 2006-AR7, Class 3A
2.51%, 07/25/2046 *	1,970	1,786

Series 2006-AR7, Class C1B2
0.43%, 07/25/2046 *	157	15

Series 2006-AR9, Class 2A
2.51%, 08/25/2046 *	1,706	1,535

Series 2006-AR10, Class 1A1
2.70%, 09/25/2036 *	1,717	1,384

Series 2006-AR17, Class 1A
0.99%, 12/25/2046 *	912	681

Series 2006-AR19, Class 1A1A
0.90%, 01/25/2047 *	257	215

Series 2007-HY1, Class 1A1
2.50%, 02/25/2037 *	622	455

Series 2007-HY1, Class 4A1
2.69%, 02/25/2037 *	4,157	3,318

Series 2007-OA1, Class A1A
0.87%, 02/25/2047 *	1,797	1,340

Series 2007-OA3, Class 2A1A
0.93%, 04/25/2047 *	596	534

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates (continued)
Series 2007-OA6, Class 1A
0.98%, 07/25/2047 *	$867	$686

Wells Fargo Mortgage Backed Securities Trust
Series 2003-13, Class A5
4.50%, 11/25/2018	38	39

Series 2004-CC, Class A1
2.62%, 01/25/2035 *	434	433

Series 2006-AR4, Class 2A6
5.57%, 04/25/2036 *	415	170

Series 2006-AR8, Class 2A4
2.72%, 04/25/2036 *	859	795

Total Mortgage-Backed Securities (cost $235,775)		238,482

ASSET-BACKED SECURITIES - 2.1%
Amortizing Residential Collateral Trust
Series 2002-BC4, Class A
0.79%, 07/25/2032 *	6	5

Asset Backed Funding Certificates
Series 2005-OPT1, Class A1MZ
0.56%, 07/25/2035 *	132	125

Avoca CLO I BV
Series III-X, Class A
0.74%, 09/15/2021 * Ə	EUR3,535	4,518

Bear Stearns Asset Backed Securities Trust
Series 2002-2, Class A1
0.87%, 10/25/2032 *	$22	21

Series 2006-SD3, Class 21A1
3.16%, 07/25/2036 *	309	226

Series 2006-SD4, Class 1A1
3.03%, 10/25/2036 *	745	558

Chester Asset Receivables Dealings
Series 2004-1, Class A
0.71%, 04/15/2016 *	GBP13,300	21,563

Harbourmaster CLO, Ltd.
Series 5A, Class A1
0.44%, 06/15/2020 - 144A * Ə	EUR1,809	2,325

Home Equity Asset Trust
Series 2002-1, Class A4
0.81%, 11/25/2032 *	$1	1

JPMorgan Mortgage Acquisition Corp.
Series 2007-CH3, Class A2
0.29%, 03/25/2037 *	34	34

Lehman XS Trust
Series 2006-4N, Class A1B1
0.38%, 04/25/2046 *	25	25

Series 2006-GP4, Class 2A2
0.44%, 08/25/2046 *	138	16

New Century Home Equity Loan Trust
Series 2005-2, Class A1ZA
0.47%, 06/25/2035 *	26	26

Penarth Master Issuer PLC
Series 2011-1A, Class A1
0.86%, 05/18/2015 - 144A *	13,300	13,317

Plymouth Rock CLO, Ltd./Inc.
Series 2010-1A, Class A
1.81%, 02/16/2019 - 144A *	3,055	3,056

Securitized Asset Backed Receivables LLC
Series 2007-NC2, Class A2A
0.25%, 01/25/2037 *	149	138

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Small Business Administration Participation Certificates
Series 2003-20I, Class 1
5.13%, 09/01/2023	$220	$245

Series 2004-20C, Class 1
4.34%, 03/01/2024	1,346	1,480

Series 2008-20L, Class 1
6.22%, 12/01/2028	2,687	3,161

Structured Asset Securities Corp.
Series 2002-HF1, Class A
0.79%, 01/25/2033 *	1	1

Series 2007-GEL1, Class A1
0.31%, 01/25/2037 - 144A *	538	471

Wood Street CLO BV
Series I, Class A
0.60%, 11/22/2021 * Ə	EUR5,012	6,436

Total Asset-Backed Securities (cost $56,776)		57,748

MUNICIPAL GOVERNMENT OBLIGATIONS - 4.3%
Buckeye Tobacco Settlement Financing Authority
5.88%, 06/01/2030 - 06/01/2047	$4,400	3,985

Chicago Transit Authority - Class A
6.90%, 12/01/2040	11,100	13,324

Chicago Transit Authority - Class B
6.90%, 12/01/2040	7,300	8,762

Golden State Tobacco Securitization Corp.
5.13%, 06/01/2047	300	258

Kentucky State Property & Building Commission
4.30%, 11/01/2019	500	559
4.40%, 11/01/2020	600	678
5.37%, 11/01/2025	1,100	1,287

Los Angeles Department of Water & Power
5.00%, 07/01/2044	6,900	7,664

Los Angeles Unified School District
Series A-1, Class A
4.50%, 07/01/2022	2,155	2,421

New Jersey State Turnpike Authority
5.00%, 01/01/2025 - 01/01/2027	500	593

New York City Municipal Water Finance Authority
5.75%, 06/15/2040	6,200	7,371

New York City Transitional Finance Authority Future Tax Secured Revenue
4.73%, 11/01/2023	900	1,055
4.91%, 11/01/2024	600	716
5.08%, 11/01/2025	600	716

New York State Thruway Authority
5.00%, 03/15/2026 - 03/15/2027	23,655	28,607

Palomar Community College District
4.75%, 05/01/2032	100	108

Port Authority of New York & New Jersey
4.46%, 10/01/2062	9,800	9,616

State of California
5.65%, 04/01/2039 *	14,400	14,577

State of California - Build America Bonds
7.50%, 04/01/2034	1,100	1,526
7.55%, 04/01/2039	3,400	4,879

State of Illinois
4.42%, 01/01/2015	1,500	1,590

Tobacco Securitization Authority of Southern California
5.13%, 06/01/2046	3,100	2,651

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Tobacco Settlement Finance Authority - Series A
7.47%, 06/01/2047	$2,515	$1,966

Tobacco Settlement Financing Corp.
5.88%, 05/15/2039	100	102

Tobacco Settlement Financing Corp. - Series 1A
5.00%, 06/01/2041	4,000	3,620

Total Municipal Government Obligations (cost $110,171)		118,631

CORPORATE DEBT SECURITIES - 22.5%
Automobiles - 0.2%
Volkswagen International Finance NV
0.92%, 04/01/2014 - 144A *	6,200	6,220

Capital Markets - 2.3%
Goldman Sachs Group, Inc.
0.49%, 11/15/2014 *	EUR900	1,176
0.50%, 02/04/2013 *	800	1,056
0.54%, 05/23/2016 *	11,800	14,955
6.25%, 09/01/2017	$5,000	5,898

Morgan Stanley
0.82%, 10/15/2015 *	1,100	1,066
2.88%, 07/28/2014 ^	2,700	2,759
3.45%, 11/02/2015 ^	13,800	14,378

Morgan Stanley - Series F
6.25%, 08/28/2017	5,500	6,295

Morgan Stanley - Series MTN
6.63%, 04/01/2018	13,900	16,382

Commercial Banks - 8.5%
Abbey National Treasury Services PLC
1.89%, 04/25/2014 *	14,500	14,467
3.88%, 11/10/2014 - 144A^	1,100	1,141

ANZ National International, Ltd.
6.20%, 07/19/2013 - 144A	11,800	12,106

Barclays Bank PLC
1.38%, 01/13/2014 *^	22,800	22,915
2.50%, 01/23/2013 ^	900	901
6.05%, 12/04/2017 - 144A §	6,000	6,638
10.18%, 06/12/2021 - 144A §	5,520	7,515

BPCE SA
2.06%, 02/07/2014 - 144A * ^ §	29,700	30,029

Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
4.50%, 01/11/2021	25,500	28,662

DNB Boligkreditt AS
2.90%, 03/29/2016 - 144A ^ §	22,000	23,390

Export-Import Bank of Korea
8.13%, 01/21/2014	13,100	14,058

HSBC Capital Funding, LP
10.18%, 06/30/2030 - 144A * Ž §	100	137

JPMorgan Chase Bank NA
6.00%, 10/01/2017	1,600	1,894

Lloyds TSB Bank PLC
5.80%, 01/13/2020 - 144A^	2,200	2,575
12.00%, 12/16/2024 - 144A * Ž	16,500	19,085

Rabobank Nederland NV
11.00%, 06/30/2019 - 144A * Ž ^ §	1,910	2,583

Royal Bank of Scotland Group PLC
7.64%, 09/29/2017 * Ž	7,000	6,300

Stadshypotek AB
1.45%, 09/30/2013 - 144A^	16,700	16,824

UBS AG
4.88%, 08/04/2020 ^	6,600	7,669

	Principal (000’s)	Value (000’s)
Commercial Banks (continued)
UBS AG (continued)
5.88%, 12/20/2017	$2,700	$3,214

Wells Fargo & Co. - Series K
7.98%, 03/15/2018 * Ž	8,700	9,983

Consumer Finance - 1.3%
Ally Financial, Inc.
3.71%, 06/20/2014 *	6,900	7,058
8.00%, 03/15/2020	8,880	10,878

American Express Credit Corp. - Series C
5.88%, 05/02/2013	15,900	16,188

SLM Corp.
0.62%, 01/27/2014 *	800	792

Diversified Financial Services - 7.2%
Bank of America Corp.
6.50%, 08/01/2016	4,500	5,196
7.63%, 06/01/2019	15,000	19,194

Bank of America Corp. - Series MTNL
5.65%, 05/01/2018	7,900	9,191

Bear Stearns Cos., LLC
5.70%, 11/15/2014	4,400	4,781
6.40%, 10/02/2017	2,200	2,642
7.25%, 02/01/2018	1,500	1,880

Citigroup, Inc.
2.31%, 08/13/2013 *	14,200	14,336
5.88%, 05/29/2037	1,100	1,324
6.00%, 08/15/2017	5,300	6,244

Ford Motor Credit Co., LLC
5.63%, 09/15/2015	10,845	11,876
7.00%, 10/01/2013	800	836

General Electric Capital Corp.
1.00%, 12/11/2015	13,000	13,052

General Electric Capital Corp. - Series B
6.25%, 12/15/2022 * Ž	1,300	1,416

General Electric Capital Corp. - Series EMTN
0.61%, 06/20/2014 *	13,100	13,032

JPMorgan Chase & Co.
4.25%, 10/15/2020	22,900	25,468
4.40%, 07/22/2020	800	903
6.30%, 04/23/2019	5,400	6,662

Lehman Brothers Holdings, Inc. (Escrow shares)
1.00%, 01/24/2013 - 12/30/2016	14,600	3,425
6.75%, 12/28/2017 Ə	4,000	¿

Merrill Lynch & Co., Inc.
6.88%, 04/25/2018	11,100	13,381

Merrill Lynch & Co., Inc. - Series C
6.40%, 08/28/2017	11,200	13,153

Merrill Lynch & Co., Inc.
0.46%, 01/31/2014 - Series EMTN *	EUR2,100	2,752

Qtel International Finance, Ltd.
4.75%, 02/16/2021 - Reg S ^	$5,000	5,650

SSIF Nevada, LP
1.04%, 04/14/2014 - 144A * §	19,800	19,911

Diversified Telecommunication Services - 0.0% ¥
KT Corp.
4.88%, 07/15/2015 - 144A	900	974

Energy Equipment & Services - 0.2%
NGPL PipeCo LLC
7.12%, 12/15/2017 - 144A ^	4,100	4,469

Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp.
6.00%, 01/15/2020 ^	3,900	4,549

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Insurance - 0.6%
American International Group, Inc.
8.25%, 08/15/2018	$12,300	$16,161
Principal Life Income Funding Trusts
5.30%, 04/24/2013	1,000	1,014

Metals & Mining - 0.1%
Gold Fields Orogen Holding BVI, Ltd.
4.88%, 10/07/2020 - Reg S	3,000	2,948

Oil, Gas & Consumable Fuels - 0.9%
El Paso LLC - Series GMTN
7.75%, 01/15/2032	425	499
7.80%, 08/01/2031	125	146

Gazprom OAO Via GAZ Capital SA
6.51%, 03/07/2022 - Reg S	10,900	12,999
8.15%, 04/11/2018 - 144A	1,200	1,480

Gazprom OAO Via GAZ Capital SA - Series 2
8.63%, 04/28/2034 - Reg S ^	6,000	8,635

Tobacco - 0.3%
Altria Group, Inc.
9.25%, 08/06/2019	4,391	6,109
9.70%, 11/10/2018	845	1,183

Reynolds American, Inc.
7.63%, 06/01/2016	800	957

Trading Companies & Distributors - 0.7%
International Lease Finance Corp.
6.75%, 09/01/2016 - 144A	4,000	4,490
7.13%, 09/01/2018 - 144A	13,200	15,312

Transportation Infrastructure - 0.0% ¥
Korea Expressway Corp.
5.13%, 05/20/2015 - 144A	850	922

Total Corporate Debt Securities (cost $561,303)		616,339

COMMERCIAL PAPER - 0.7%
Automobiles - 0.0% ¥
Daimler Finance North America LLC
1.07%, 10/11/2013 - 144A	700	694

Diversified Financial Services - 0.7%
Ford Motor Credit Co.
1.24%, 01/23/2013	600	600
1.40%, 01/18/2013	18,000	17,988

Total Commercial Paper (cost $19,282)		19,282

LOAN ASSIGNMENTS - 0.2%
Diversified Financial Services - 0.1%
Delos Aircraft, Inc.
4.75%, 04/12/2016 *	2,000	2,020

Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC,
Non-Extended
3.75%, 10/10/2014 *	3,730	2,829

Total Loan Assignments (cost $5,550)		4,849

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.2%
U.S. Treasury Bill
0.06%, 03/07/2013 ▲ g ☼	4,130	4,129
0.08%, 04/04/2013 - 04/25/2013 ▲ ☼	322	322
0.13%, 08/22/2013 ▲ a ☼	686	685
Total Short-Term U.S. Government Obligations

(cost $5,136)		5,136

	Shares	Value (000’s)
CONVERTIBLE PREFERRED STOCK - 0.1%
Commercial Banks - 0.1%
Wells Fargo & Co., 7.50%	2,900	$3,553
Total Convertible Preferred Stock (cost $2,690)

PREFERRED STOCK - 0.1%
Thrifts & Mortgage Finance - 0.1%
DG Funding Trust, 0.69% - 144A * Ə ‡ §	380	2,790
Total Preferred Stock (cost $4,042)

	Notional Amount (000’s)	Value (000’s)
PURCHASED OPTION - 0.0% ¥
Call Option - 0.0% ¥
OTC- USD vs. CNY §	$3,900	1
Exercise Price $6.51
Expires 05/16/2013
Counterparty: JPM

Total Purchased Option (cost $20)

PURCHASED SWAPTION - 0.1%
Put Option - 0.1%
OTC- If exercised the Series receives floating 3 month LIBOR, and pays
3.45%, European Style §	19,300	1,646
Expires 09/21/2015
Counterparty: RBS
Total Purchased Swaption (cost $1,538)

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 3.9%
State Street Navigator Securities Lending
Trust - Prime Portfolio, 0.26% ▲	106,359,801	106,360
Total Securities Lending Collateral (cost $106,360)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENTS - 2.2%
JPMorgan Securities
0.25%, dated 12/31/2012, to be repurchased at $1,800 on 01/02/2013. Collateralized by a U.S. Government Obligation, 1.88%, due 08/31/2017, and with a value of $1,828.	$1,800	1,800
RBC Capital Markets LLC §
0.25%, dated 10/16/2012, to be repurchased at $41,927 on 01/14/2013. Collateralized by U.S. Government Agency Obligations, 4.00% - 5.50%, due 02/15/2040 - 02/20/2041, and with a total value of $41,807.	41,900	41,900
Royal Bank of Scotland
0.22%, dated 10/26/2012, to be repurchased at $12,905 on 01/03/2013. Collateralized by a U.S. Government Obligation, 2.13%, due 11/30/2014, and with a value of $13,148.	12,900	12,900

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENTS (continued)
State Street Bank & Trust Co.
0.03% ▲, dated 12/31/2012, to be repurchased at $4,901 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 2.50% - 3.00%, due 12/01/2026 - 10/20/2027, and with a total value of $5,006.	$4,901	$4,901

Total Repurchase Agreements (cost $61,501)		61,501

Total Investment Securities (cost $3,035,590) Π		3,144,321
Other Assets and Liabilities - Net		(403,058)

Net Assets		$2,741,263

	Principal (000’s)	Value (000’s)
REVERSE REPURCHASE AGREEMENTS - (3.0%)
JPMorgan Chase & Co.
0.36% ▲, dated 12/28/2012, to be repurchased at $(27,528) on 01/02/2013.	$(27,527)	$(27,527)
BNP Paribas
0.24% ▲, dated 12/28/2012, to be repurchased at $(28,185) on 01/25/2013.	(28,181)	(28,181)
Citigroup
0.27% ▲, dated 12/21/2012, to be repurchased at $(19,882) on 01/10/2013.	(19,879)	(19,879)
0.27%▲, dated 12/21/2012, to be repurchased at $(5,610) on 01/10/2013.	(5,609)	(5,609)
Total Reverse Repurchase Agreements

(proceeds $(81,196))		(81,196)

	Principal (000’s)	Value (000’s)
TBA SHORT COMMITMENTS - (5.2%) ☐
U.S. Government Agency Obligations - (5.2%)
Fannie Mae, TBA
3.50%	$(75,000)	$(79,559)
4.50%	(39,000)	(41,949)
5.50%	(2,000)	(2,173)
Freddie Mac, TBA
4.00%	(18,000)	(19,215)

Total TBA Short Commitments (proceeds $(142,861))		(142,896)

WRITTEN SWAPTIONS: p

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Premiums (Received) (000’s)	Value (000’s)
Call- OTC 5-Year Interest Rate Swap	DUB	3-Month USD LIBOR BBA	Receive	1.40%	03/18/2013	$133,500	$(858)	$(3,092)
Put- OTC 5-Year Interest Rate Swap	DUB	3-Month USD LIBOR BBA	Pay	1.40	03/18/2013	133,500	(3,281)	(26)
Put- OTC 5-Year Interest Rate Swap	RBS	3-Month USD LIBOR BBA	Pay	2.50	09/21/2015	81,100	(1,541)	(1,385)

							$(5,680)	$(4,503)

CENTRALLY CLEARED SWAP AGREEMENTS: ¶

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION:(1)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Currency Code	Notional Amount (000’s)(2)	Market Value (000’s)(3)	Premiums Paid (000’s)	Unrealized (Depreciation) (000’s)
North America High Yield Index - Series 14	5.00%	06/20/2015	USD	16,896	$(1,012)	$173	$(1,185)

North America High Yield Index - Series 15	5.00	12/20/2015	USD	54,432	(3,121)	1,772	(4,893)

North America Investment Grade Index - Series 14	1.00	06/20/2015	USD	36,300	(471)	78	(549)

North America Investment Grade Index - Series 15	1.00	12/20/2015	USD	20,200	(263)	98	(361)

					$(4,867)	$2,121	$(6,988)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

CENTRALLY CLEARED SWAP AGREEMENTS (continued):  ¶

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums Paid (Received) (000’s)	Unrealized (Depreciation) (000’s)

3-Month USD-LIBOR	1.50%	06/20/2017	USD	36,900	$(1,266)	$(1,111)	$(155)

3-Month USD-LIBOR	1.50	01/04/2018	USD	2,400	(6)	—	(6)

3-Month USD-LIBOR	1.75	12/19/2022	USD	50,700	296	828	(532)

6-Month EURIBOR	1.75	03/20/2023	EUR	8,400	(135)	157	(292)

					$(1,111)	$(126)	$(985)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums (Received) (000’s)	Unrealized Appreciation (Depreciation) (000’s)
6-Month AUD BBR-BBSW	3.50%	03/15/2018	AUD	37,400	$296	$(98)	$394
6-Month AUD BBR-BBSW	3.75	03/15/2023	AUD	31,600	(328)	(204)	(124)

					$(32)	$(302)	$270

OVER THE COUNTER SWAP AGREEMENTS:  p

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION:(1)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty	Implied Credit Spread (BP) at 12/31/2012(4)	Notional Amount (000’s)(2)	Market Value (000’s)	Premiums (Received) (000’s)	Unrealized Appreciation (Depreciation) (000’s)
Montauk Point CDO, Ltd. 2006-2A A4, 1.73%, 04/06/2046 §	2.22%	01/06/2046	CSFB	93.20	$2,500	$2,376	$—	$2,376
Time Warner, Inc., 5.88%, 11/15/2016	1.19	03/20/2014	DUB	14.45	410	(5)	—	(5)

						$2,371	$—	$2,371

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION:(5)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread (BP) at 12/31/2012(4)	Notional Amount (000’s)(2)	Market Value (000’s)	Premiums (Received) (000’s)	Unrealized Appreciation (000’s)
Reynolds American, Inc., 7.63%, 06/1/2016	1.28%	06/20/2017	GSC	84.42	$2,100	$33	$—	$33

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION:(5)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)(2)	Market Value (000’s)(3)	Premiums (Received) (000’s)	Unrealized (Depreciation) (000’s)
Dow Jones North America Investment Grade Index - Series 5	0.46%	12/20/2015	MSC	USD	9,600	$(193)	$—	$(193)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

OVER THE COUNTER SWAP AGREEMENTS (continued):  p

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums Paid (Received) (000’s)	Unrealized Appreciation (000’s)

6-Month AUD BBR-BBSW	5.50%	12/15/2017	BCLY	AUD	12,600	$1,317	$(42)	$1,359
6-Month AUD BBR-BBSW §	5.50	12/15/2017	DUB	AUD	7,800	815	(23)	838
6-Month AUD BBR-BBSW	3.75	03/15/2018	DUB	AUD	38,400	765	50	715
6-Month AUD BBR-BBSW	3.75	03/15/2018	GSC	AUD	22,000	438	43	395
6-Month AUD BBR-BBSW	4.00	03/15/2023	GSC	AUD	63,900	759	(95)	854
BRL-CDI §	7.78	01/02/2014	HSBC	BRL	110,300	385	183	202
BRL-CDI	10.58	01/02/2014	MSC	BRL	30,500	662	13	649
BRL-CDI	12.51	01/02/2014	JPM	BRL	14,300	515	7	508
BRL-CDI	11.94	01/02/2014	HSBC	BRL	24,100	880	24	856
BRL-CDI	12.56	01/02/2014	HSBC	BRL	13,200	481	11	470
BRL-CDI	12.12	01/02/2014	HSBC	BRL	41,100	1,770	27	1,743
BRL-CDI	11.96	01/02/2014	GSC	BRL	96,100	3,877	(28)	3,905
BRL-CDI	11.99	01/02/2014	GSC	BRL	11,000	448	1	447
BRL-CDI §	7.79	01/02/2014	MSC	BRL	103,600	373	190	183
BRL-CDI	10.53	01/02/2014	HSBC	BRL	62,900	1,334	10	1,324
BRL-CDI §	10.14	01/02/2015	HSBC	BRL	169,700	4,193	281	3,912
BRL-CDI §	10.61	01/02/2015	MSC	BRL	97,800	2,863	367	2,496
BRL-CDI §	9.93	01/02/2015	MSC	BRL	84,400	1,904	27	1,877
BRL-CDI §	9.94	01/02/2015	GSC	BRL	47,700	1,081	—	1,081
BRL-CDI §	8.08	01/02/2015	HSBC	BRL	31,800	119	55	64
BRL-CDI §	9.93	01/02/2015	UBS	BRL	34,900	787	15	772
BRL-CDI §	8.43	01/02/2015	DUB	BRL	9,000	68	52	16
BRL-CDI §	8.63	01/02/2015	MSC	BRL	41,900	396	312	84
BRL-CDI §	8.49	01/02/2017	BNP	BRL	9,000	13	—	13
MXN-TIIE-Banxico	6.50	03/05/2013	MSC	MXN	237,600	37	(1)	38
MXN-TIIE-Banxico	7.50	06/02/2021	UBS	MXN	330,800	3,114	933	2,181

						$29,394	$2,412	$26,982

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Unrealized Appreciation (Depreciation) (000’s)
10-Year U.S. Treasury Note	Short	(188)	03/19/2013	$83
5-Year U.S. Treasury Note	Short	(2,212)	03/28/2013	430
Euro OAT	Short	(98)	03/07/2013	(110)

				$403

FORWARD FOREIGN CURRENCY CONTRACTS:  p

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)

AUD	DUB	(63,515)	01/31/2013	$(66,248)	$378
AUD	RBC	207	01/31/2013	217	(2)
BRL	HSBC	(82,646)	02/04/2013	(40,034)	(156)
CAD	CITI	(57,265)	03/21/2013	(57,958)	546
CNY	HSBC	(3,953)	02/01/2013	(618)	(15)
CNY	JPM	(99,832)	02/01/2013	(15,622)	(371)
CNY	HSBC	(466,718)	02/01/2013	(73,383)	(1,384)
CNY	JPM	254,640	02/01/2013	39,966	827
CNY	DUB	12,078	02/01/2013	1,919	16
CNY	JPM	328,211	02/01/2013	52,338	241
CNY	UBS	(98,145)	02/01/2013	(15,364)	(359)
CNY	GSC	25,845	02/01/2013	4,120	20
CNY	DUB	33,160	02/01/2013	5,233	79
CNY	UBS	23,957	08/05/2013	3,794	2
CNY	DUB	8,000	08/05/2013	1,277	(10)
EUR	HSBC	302	03/18/2013	400	(2)
EUR	WBC	(59,237)	03/18/2013	(76,726)	(1,429)
EUR	RBS	(59,380)	03/18/2013	(76,675)	(1,668)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

FORWARD FOREIGN CURRENCY CONTRACTS (continued): p

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)

EUR	JPM	82,620	10/11/2013	$107,530	$1,714
EUR	JPM	(82,620)	10/11/2013	(100,212)	(9,030)
GBP	DUB	(26,996)	03/12/2013	(43,421)	(470)
JPY	DUB	(336,238)	01/17/2013	(4,100)	219
MXN	MSC	330,434	04/03/2013	25,475	(199)
MXN	MSC	1,516	04/03/2013	115	1
MXN	JPM	1,063	04/03/2013	81	♦
MXN	HSBC	301	04/03/2013	23	♦
MXN	UBS	1,482	04/03/2013	113	♦
MXN	DUB	227	04/03/2013	17	♦
NOK	HSBC	61,121	02/14/2013	10,579	388

					$(10,664)

Collateral (Received) Pledged for OTC Financial Derivative Instruments:

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) pledged as of 12/31/2012:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received) Pledged (000’s)	Net Exposures (1) (000’s)

BCLY	$1,317	$(2,310)	(993)
BNP	13	–	13
CITI	546	(480)	66
CSFB	2,376	(2,230)	146
DUB	(1,263)	1,128	(135)
GSC	6,656	(5,930)	726
HSBC	7,993	(8,990)	(997)
JPM	(6,103)	3,426	(2,667)
MSC	5,844	(8,745)	(2,901)
RBC	(2)	–	(2)
RBS	(1,407)	–	(1,407)
UBS	3,544	(3,840)	(296)
WBC	(1,429)	–	(1,429)

(1)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $104,195.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
Ð	Security, or a portion thereof, is subject to a dollar roll transaction.
Ə	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $53,229, or 1.94% of the portfolio’s net assets.
Ž	The security has a perpetual maturity. The date shown is the next call date.
‡	Non-income producing security.
¥	Percentage rounds to less than 0.1%.
▲	Rate shown reflects the yield at 12/31/2012.
Π	Aggregate cost for federal income tax purposes is $3,038,340. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $124,597 and $18,616, respectively. Net unrealized appreciation for tax purposes is $105,981.
§	Illiquid. Total aggregate market value of illiquid investment securities is $149,927, or 5.47%, of the portfolio’s net assets, and illiquid derivatives aggregated to $15,373, or 0.56% of the portfolio’s net assets.
♦	Amount is less than 1.
(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the references entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands) (continued):

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(5)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
—	All or a portion of this security has been segregated as collateral with the custodian to cover the open reverse repurchase agreements. Total value of all segregated securities to cover open reverse repurchase agreements is $81,121.
g	All or a portion of this security has been segregated as collateral with the broker to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $1,759.
☼	All or a portion of this security has been segregated with the custodian to cover open swaps, swaptions, and/or forward foreign currency contracts. Total value of securities segregated to cover open swaps, swaptions, and/or forward foreign contracts is $8,450.
a	All or a portion of this security has been segregated as collateral with the broker for centrally cleared swaps. Total value of securities segregated as collateral to cover centrally cleared swaps is $5,008.
☐	Cash, in the amount of $2,650, has been pledged by broker as collateral for open TBA short commitment transactions.
¶	Cash in the amount of $13 has been segregated as collateral with the broker for centrally cleared swaps.
p	Cash, in the amount of $32,525, has been pledged by the broker as collateral for open swaps, swaptions, and/or forward foreign currency contracts.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $268,378, or 9.79% of the portfolio’s net assets.
BBA	British Banker’s Association
BBR - BBSW	Bank Bill Rate - Bank Bill Swap Interest Rate
BCLY	Barclays Bank PLC
BNP	BNP Paribas Bank
BP	Basis Point
CDI	Credit Default Index
CDO	Collateralized Debt Obligation
CITI	Citigroup, Inc.
CLO	Collateralized Loan Obligation
CSFB	Credit Suisse First Boston
DUB	Deutsche Bank AG
EURIBOR	Euro InterBank Offered Rate
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JPMorgan Chase & Co.
LIBOR	London Interbank Offered Rate
MSC	Morgan Stanley Capital Services
OTC	Over The Counter
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
TBA	To Be Announced
TIIE	Tasa de Interés Interbancaria de Equilibrio (Mexican Interbank Interest Rate)
UBS	UBS Warburg LLC
WBC	Westpac Banking Corporation

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
USD	United States Dollar

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands): э

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012

Asset-Backed Securities	$—	$57,748	$—	$57,748
Commercial Paper	—	19,282	—	19,282
Convertible Preferred Stock	3,553	—	—	3,553
Corporate Debt Securities	—	616,339	♦	616,339
Foreign Government Obligations	—	133,401	—	133,401
Loan Assignments	—	4,849	—	4,849
Mortgage-Backed Securities	—	238,482	—	238,482
Municipal Government Obligations	—	118,631	—	118,631
Preferred Stock	—	—	2,790	2,790
Purchased Option	—	1	—	1
Purchased Swaption	—	1,646	—	1,646
Repurchase Agreements	—	61,501	—	61,501
Securities Lending Collateral	106,360	—	—	106,360
Short-Term U.S. Government Obligations	—	5,136	—	5,136
U.S. Government Agency Obligations	—	819,776	—	819,776
U.S. Government Obligations	—	954,826	—	954,826
Total	$109,913	$3,031,618	$2,790	$3,144,321

TBA Short Commitments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012

U.S. Government Agency Obligations	$—	$(142,896)	$—	$(142,896)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012

Reverse Repurchase Agreements	$—	$(81,196)	$—	$(81,196)
Written Swaptions	—	(4,503)	—	(4,503)
Total	$—	$85,699	$—	$85,699

Other Financial Instruments ₣	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012

Futures Contracts - Appreciation	$513	$—	$—	$513
Futures Contracts - Depreciation	(110)	—	—	(110)
Credit Default Swap - Appreciation	—	2,409	—	2,409
Credit Default Swap - Depreciation	(6,988)	(198)	—	(7,186)
Forward Foreign Currency Contracts - Appreciation	—	4,431	—	4,431
Forward Foreign Currency Contracts - Depreciation	—	(15,095)	—	(15,095)
Interest Rate Swaps - Appreciation	394	26,982	—	27,376
Interest Rate Swaps - Depreciation	(1,109)	—	—	(1,109)
Total	$(7,300)	$18,529	$—	$11,229

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands) (continued): '

Level 3 Rollforward - Investment Securities
Securities	Beginning Balance at 12/31/2011	Purchases	(Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) ƒ	Transfers into Level 3	Transfers out of Level 3 φ	Ending Balance at 12/31/2012 ₪	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 ƒ
Corporate Debt Security	$—	$♦	$—	$—	$—	$(♦)	$—	$—	$♦	$(♦ )
Preferred Stock	2,854	—	—	—	—	(64)	—	—	2,790	(64)
U.S. Government Agency Obligations	17,163	—	—	(3)	—	225	—	(17,385)	—	—
Total	$20,017	$♦	$—	$(3)	$—	$161	$—	$(17,385)	$2,790	$(64)

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2012 may be due to an investment no longer held or categorized as Level 3 at period end.

φ	Transferred out of Level 3 because of availability of observable inputs at 12/31/2012.

₪	Inputs used in the valuation of Level 3 securities were not considered significant un-observable inputs.

♦	Amount is less than 1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $2,974,089) (including securities loaned of $104,195)	$3,082,820
Repurchase agreement, at value (cost: $61,501)	61,501
Cash	110
Cash on deposit with broker	6,589
Foreign currency, at value (cost: $1,327)	1,320
Receivables:
Investment securities sold	298,318
Shares sold	2,005
Interest	15,380
Securities lending income (net)	14
Variation margin	16
Prepaid expenses	14
Unrealized appreciation on swap agreements	29,785
Premium paid on swap agreements	5,707
Unrealized appreciation on forward foreign currency contracts	4,431

3,508,010

Liabilities:
Cash due to broker	35,175
Accounts payable and accrued liabilities:
Investment securities purchased	337,760
Shares redeemed	1,232
Management and advisory fees	1,465
Distribution and service fees	208
Trustees fees	5
Transfer agent fees	3
Administration fees	59
Printing and shareholder reports fees	126
Audit and tax fees	16
Dividends from TBA short commitments	3
Other	133
Collateral for securities on loan	106,360
Payable for delayed delivery securities	30,604
Deferred income for dollar rolls	11
Reverse repurchase agreement, at value (proceeds: 81,196)	81,196
Unrealized depreciation on forward foreign currency contracts	15,095
Written swaptions, at value
(premium: $5,680)	4,503
Unrealized depreciation on swap agreements	8,295
Premium received on swap agreements	1,602
TBA short commitments, at value (proceeds: $142,861)	142,896

766,747

Net assets	$2,741,263

Net assets consist of:
Capital stock ($.01 par value)	$2,274

Additional paid-in capital	2,534,009

Undistributed net investment income	51,295

Undistributed net realized gain from investment securities, futures, written swaption contracts, swap agreements, foreign currency transactions, and TBA short commitments	32,587

Net unrealized appreciation (depreciation) on:
Investment securities	108,731
Futures contracts	403
Written swaption contracts	1,177
Swap agreements	21,490
Translation of assets and liabilities denominated in foreign currencies	(10,668)
TBA short commitments	(35)

Net assets	$2,741,263

Net assets by class:
Initial Class	$1,742,129
Service Class	999,134
Shares outstanding:
Initial Class	144,234
Service Class	83,186
Net asset value and offering price per share:
Initial Class	$12.08
Service Class	12.01

STATEMENT OF OPERATIONS For the year ended December 31, 2012
(all amounts in thousands)

Investment income:
Dividend income	$323
Interest income	87,337
Securities lending income (net)	382

Total investment income	88,042

Expenses:
Management and advisory	18,366
Distribution and service:
Service Class	2,059
Printing and shareholder reports	301
Custody	738
Administration	698
Legal	152
Audit and tax	20
Trustees	102
Transfer agent	20
Interest	25
Other	84

Total expenses	22,565

Net investment income	65,477

Net realized gain (loss) on transactions from:
Investment securities	75,976
Futures contracts	(4,603)
Written swaption contracts	260
Swap agreements	3,497
Foreign currency transactions	(14,621)
TBA short commitments	366

60,875

Net change in unrealized appreciation (depreciation) on:
Investment securities	82,125
Futures contracts	(1,071)
Written swaption contracts	964
Swap agreements	10,400
Translation of assets and liabilities denominated in foreign currencies	(3,107)
TBA short commitments	1,503

Net change in unrealized appreciation (depreciation)	90,814

Net realized and change in unrealized gain	151,689

Net increase in net assets resulting from operations	$217,166

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended (all amounts in thousands)
	December 31, 2012	December 31, 2011
From operations:
Net investment income	$65,477	$66,017
Net realized gain from investment securities, futures contracts, written swaption contracts, swaps, foreign currency transactions, and TBA short commitments	60,875	48,154
Net change in unrealized appreciation (depreciation) on investment securities, futures contracts, written swaption contracts, swaps, foreign currency translation, and TBA short commitments	90,814	37,460

Net increase in net assets resulting from operations	217,166	151,631

Distributions to shareholders:
From net investment income:
Initial Class	(91,747)	(53,286)
Service Class	(34,186)	(13,721)

	(125,933)	(67,007)

From net realized gains:
Initial Class	—	(56,811)
Service Class	—	(15,633)

	—	(72,444)

Total distributions to shareholders	(125,933)	(139,451)

Capital share transactions:
Proceeds from shares sold:
Initial Class	226,950	808,970
Service Class	327,609	274,154

	554,559	1,083,124

Dividends and distributions reinvested:
Initial Class	91,747	110,097
Service Class	34,186	29,354

	125,933	139,451

Cost of shares redeemed:
Initial Class	(1,129,035)	(296,806)
Service Class	(81,219)	(87,446)

	(1,210,254)	(384,252)

Net increase (decrease) in net assets from capital shares transactions	(529,762)	838,323

Net increase (decrease) in net assets	(438,529)	850,503

Net assets:
Beginning of year	3,179,792	2,329,289

End of year	$2,741,263	$3,179,792

Undistributed net investment income	$51,295	$113,252

Share activity:
Shares issued:
Initial Class	18,926	68,086
Service Class	27,333	23,371

	46,259	91,457

Shares issued-reinvested from dividends and distributions:
Initial Class	7,736	9,532
Service Class	2,897	2,550

	10,633	12,082

Shares redeemed:
Initial Class	(94,513)	(25,469)
Service Class	(6,820)	(7,518)

	(101,333)	(32,987)

Net increase (decrease) in shares outstanding:
Initial Class	(67,851)	52,149
Service Class	23,410	18,403

	(44,441)	70,552

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$11.71	$11.58	$11.25	$10.66	$11.65
Investment operations
Net investment income(A)	0.27	0.30	0.36	0.52	0.55
Net realized and unrealized gain (loss)	0.60	0.42	0.46	1.16	(0.86)

Total operations	0.87	0.72	0.82	1.68	(0.31)

Distributions
From net investment income	(0.50)	(0.29)	(0.47)	(0.73)	(0.51)
From net realized gains	–	(0.30)	(0.02)	(0.36)	(0.17)

Total distributions	(0.50)	(0.59)	(0.49)	(1.09)	(0.68)

Net asset value
End of year	$12.08	$11.71	$11.58	$11.25	$10.66

Total return(B)	7.55%	6.27%	7.19%	16.03%	(2.79)%

Net assets end of year (000’s)	$1,742,129	$2,483,136	$1,851,891	$1,365,123	$1,213,602
Ratio and supplemental data
Expenses to average net assets	0.69%	0.68%	0.69%	0.70%	0.70%
Net investment income to average net assets	2.26%(C)	2.57%	3.05%	4.62%	4.87%
Portfolio turnover rate	104%(D)	139%	418%	729%	740%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$11.65	$11.54	$11.23	$10.66	$11.67
Investment operations
Net investment income(A)	0.24	0.27	0.33	0.48	0.51
Net realized and unrealized gain (loss)	0.60	0.41	0.46	1.17	(0.85)

Total operations	0.84	0.68	0.79	1.65	(0.34)

Distributions
From net investment income	(0.48)	(0.27)	(0.46)	(0.72)	(0.50)
From net realized gains	–	(0.30)	(0.02)	(0.36)	(0.17)

Total distributions	(0.48)	(0.57)	(0.48)	(1.08)	(0.67)

Net asset value
End of year	$12.01	$11.65	$11.54	$11.23	$10.66

Total return(B)	7.32%	5.95%	6.93%	15.75%	(3.07)%

Net assets end of year (000’s)	$999,134	$696,656	$477,398	$248,133	$65,268
Ratio and supplemental data
Expenses to average net assets	0.94%	0.93%	0.94%	0.95%	0.95%
Net investment income to average net assets	2.01%(C)	2.33%	2.80%	4.28%	4.55%
Portfolio turnover rate	104%(D)	139%	418%	729%	740%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Includes interest fee on Dollar Rolls (representing 0.01% of average net assets)
(D)	Excludes dollar roll transactions.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2012 are listed in the Schedule of Investments.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased Options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written Options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, futures, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in selling or buying a security or currency at a price different from the current market value.

The underlying face amounts of open option and swaption contracts at December 31, 2012 are listed in the Schedule of Investments.

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Balance at December 31, 2011	$214	$34,200
Sales	5,728	363,100
Closing Buys	(262)	(49,200)
Expirations	–	–
Exercised	–	–
Balance at December 31, 2012	$5,680	$348,100

Futures contracts: The Portfolio is subject to equity and commodity price risks, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2012 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in a multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

Payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio enters into credit default swaps to manage its exposure to the market, or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The open swap agreements at December 31, 2012 are listed in the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other on the Statement of Operations.

The open reverse repurchase agreements at December 31, 2012 are listed in the Schedule of Investments.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Reverse repurchase agreements: The Portfolio enters into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the resale price. Securities sold under reverse repurchase agreements are shown in the Schedule of Investments and reflected as a liability in the Statements of Assets and Liabilities.

The Portfolio did not enter into reverse repurchase agreements until the last month ending December 31, 2012. The average reverse repurchase agreement for the month was approximately $26,241, with an average interest rate of 0.29%.

Dollar Rolls: The Portfolio enters into dollar roll transactions. With the adoption of the amended authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” as issued by the Financial Accounting Standards Board (“FASB”) in April 2011 and adopted by the Portfolio on January 1, 2012, the Portfolio accounts for dollar roll transaction as borrowing transactions and realizes gains and losses on these transactions at the end of the roll period. Dollar roll transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase substantially similar securities (same type and interest rate) on a specified future date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a dollar roll transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”), as well as by any interest earned on the proceeds of the securities sold. Dollar roll transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Dollar roll transactions expose the Portfolio to risks such as the following: (i) buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio; (ii) the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

Dollar roll transactions accounted for as borrowing transactions are excluded from the Portfolio’s turnover rate. The Portfolio recognizes drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2012, the Portfolio earned drop fee income of $363, which is included in interest income in the Statement of Operations.

The outstanding payable for securities to be repurchased is included in payable for funds borrowed in the Statements of Assets and Liabilities. The average borrowing for dollar roll transactions during the year ended December 31, 2012 was approximately $17,695, with an average interest rate of 0.14%. The interest expense is included in Interest in the Statement of Operations.

Open Dollar roll transactions at December 31, 2012 are included in the Schedule of Investments.

Loan participations/assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, becomes a part lender. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse again the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2012.

To be announced (“TBA”) purchase commitments: TBA purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations. Open balances are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Treasury inflation-protected securities (“TIPS”): The Portfolio invests in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income in the Statement of Operations with a corresponding adjustment to cost.

Restricted and illiquid securities: The Portfolio may invest in unregulated or restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2012 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities using significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the year. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, reverse repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2012:

	Market Value	% of Net Assets

Transamerica Asset Allocation-Conservative VP	$239,747	8.75%

Transamerica Asset Allocation-Moderate VP	428,306	15.62

Transamerica Asset Allocation-Moderate Growth VP	305,734	11.15

Transamerica BlackRock Tactical Allocation VP	164,760	6.01

Transamerica International Moderate Growth VP	15,772	0.58

Transamerica Madison Conservative Allocation VP	6,867	0.25

Total	$1,161,686	42.36%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.675%
Over $250 million up to $750 million	0.65%
Over $750 million	0.60%

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.80% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$326,157
U.S. Government	2,987,858

Proceeds from maturities and sales of securities:
Long-term	800,858
U.S. Government	3,125,005

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of purchased swaptions and swap contracts held throughout the year averaged 1 and 32 contracts, respectively, with an overall increase from zero and 28 contracts at the beginning of the year, respectively, to two and 40 contracts, respectively, at year end. The volume of futures, forwards, and written swaption contracts held throughout the year averaged three, 46, and three contracts, respectively, with an overall decrease from seven, 66, and six contracts at the beginning of the year, respectively, to three, 29, and three contracts, respectively, at year end. The tables below highlight the types of risk associated with the Portfolio and how the aforementioned derivative instruments are used to mitigate such risks:

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Asset derivatives
Purchased options and swaptions, at value*	$1,646	$1	$-	$1,647
Unrealized appreciation on futures contracts**	513	-	-	513
Premium paid on swap agreements	3,586	-	2,121	5,707
Unrealized appreciation on swap agreements	27,376	-	2,409	29,785
Unrealized appreciation on forward foreign currency contracts	-	4,431	-	4,431
Liability derivatives
Written swaptions, at value	(4,503)	-	-	(4,503)
Unrealized depreciation on futures contracts**	(110)	-	-	(110)
Premium received on swap agreements	(1,602)	-	-	(1,602)
Unrealized depreciation on swap agreements	(1,109)	-	(7,186)	(8,295)
Unrealized depreciation on forward foreign currency contracts	-	(15,095)	-	(15,095)
Total	$25,797	$(10,663)	$(2,656)	$12,478
*	Included within Investment securities, at value.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Net Realized Gain (Loss) on derivatives recognized in income
Net realized loss on futures contracts	$(4,603)	$-	$-	$(4,603)
Net realized gain on written swaptions	260	-	-	260
Net realized gain on swap agreements	5,595	-	(2,098)	3,497
Net realized loss on forward foreign currency transactions ~	-	(16,226)	-	(16,226)
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options ψ	108	(19)	-	89
Net change in unrealized appreciation (depreciation) on futures contracts	(1,071)	-	-	(1,071)
Net change in unrealized appreciation (depreciation) on written swaptions	964	-	-	964
Net change in unrealized appreciation (depreciation) on swap agreements	18,217	-	(7,817)	10,400
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions ŧ	-	(3,177)	-	(3,177)
Total	$19,470	$(19,422)	$(9,915)	$(9,867)
~	Included within net realized gain (loss) on transactions from foreign currency transactions.
ψ	Included within net change in unrealized appreciation (depreciation) on Investment securities.
ŧ	Included within net change in unrealized appreciation (depreciation) on translation of the assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	(1,501)

Undistributed (accumulated) net realized gain (loss) from investment securities	1,501

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $15,605.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$125,933

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	126,885

Long-term Capital Gain	12,566

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$79,553

Undistributed Long-term Capital Gain	2,030

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	128,487

Other Temporary Differences	(5,090)

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Total Return VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Total Return VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Total Return VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
245,796,052.6449	2,274,729.6848	3,383,171.6283

Proposal III:   To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
244,950,174.3815	2,373,008.8963	4,130,770.6802

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
245,191,004.9258	2,474,802.7364	3,788,146.2958

Proposal III.C — Concentration

Affirmative	Against	Abstain
245,095,785.1761	2,288,294.8570	4,069,873.9249

Proposal III.D — Diversification

Affirmative	Against	Abstain
245,636,295.8757	2,130,256.4400	3,687,401.6423

Transamerica Series Trust		Annual Report 2012

Transamerica PIMCO Total Return VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

(unaudited)

MARKET ENVIRONMENT

For the year ended December 31, 2012 the Standard & Poor’s 500® Index (“S&P 500® ”) had a total return of 16.00%. The Index is a measure of large-cap U.S. stock market performance. It is a float adjusted, market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly basis and ongoing.

PERFORMANCE

For the twelve months ended December 31, 2012, Transamerica Profund UltraBear VP provided a total return of (29.43)%. This compares with a return of 16.00% for the portfolio’s benchmark, S&P 500®.

STRATEGY REVIEW

The portfolio seeks daily investment results that, before fees and expenses, correspond to twice the inverse (-2x) of the daily performance of the S&P 500®. The portfolio seeks investment results for a single day only, as measured from the time the portfolio calculates its net asset value (“NAV”) to the time of the portfolio’s next NAV calculation, not for longer periods. The return of the portfolio for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the portfolio multiple times the return of the S&P 500®. The portfolio takes positions in derivatives that, in combination, should have similar daily return characteristics as twice the inverse of the daily return of the S&P 500®.

During the year ended December 31, 2012, the portfolio invested in futures contracts as a substitute for shorting stocks in order to gain inverse leveraged exposure to the Index.

Hratch Najarian

Portfolio Manager

ProFund Advisors LLC

Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	10 Years or Life of Class	Inception Date

Service Class	(29.43)%	(32.62)%	05/01/2009
S&P 500® *	16.00	16.63

NOTES

* The Standard & Poor’s 500® Index (“S&P 500®”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Portfolio calculation is based on the inception date of the Service Class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

Portfolio Name		Actual Expenses		Hypothetical Expenses(A)		Annualized Expense Ratio(C)
	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)

Transamerica ProFund UltraBear VP
Service Class	$1,000.00	$870.40	$5.78	$1,018.95	$6.24	1.23%

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Investment Companies	75.0%
Repurchase Agreement	18.8
Other Assets and Liabilities - Net(A)	6.2
Total	100.0%

(A)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

INVESTMENT COMPANIES - 75.0%
Capital Markets - 75.0%
SSC Government Money Market Fund	17,816,035	$17,816
SSgA Money Market Fund	17,816,035	17,816
SSgA Prime Money Market Fund	17,816,035	17,816
State Street Institutional Liquid Reserves Fund	17,816,035	17,816

Total Investment Companies (cost $71,264)		71,264

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 18.8%
State Street Bank & Trust Co.
0.03% ▲, dated 12/31/2012, to be repurchased at $17,816 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $18,176.	$17,816	$17,816
Total Repurchase Agreement (cost $17,816)

Total Investment Securities (cost $89,080)		89,080
Other Assets and Liabilities - Net		5,839

Net Assets		$94,919

FUTURES CONTRACTS: y
Description	Type	Contracts	Expiration Date	Unrealized (Depreciation) (000’s)

S&P 500 E-Mini Index	Short	(2,879)	03/15/2013	$(133)

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

y	Cash in the amount of $6,016 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $89,080.

VALUATION SUMMARY (all amounts in thousands): э
	Level 1 - Quoted	Level 2 - Other Significant Observable	Level 3 - Significant Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	12/31/2012
Investment Companies	$71,264	$—	$—	$71,264
Repurchase Agreement	—	17,816	—	17,816
Total	$71,264	$17,816	$—	$89,080

	Level 1 - Quoted	Level 2 - Other Significant Observable	Level 3 - Significant Unobservable	Value at
Other Financial Instruments	Prices	Inputs	Inputs	12/31/2012
Futures Contracts - Depreciation	$(133)	$—	$—	$(133)

э	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment companies, at value (cost: $71,264)	$71,264
Repurchase agreement, at value (cost: $17,816)	17,816
Cash on deposit with broker	6,016
Receivables:
Shares sold	107
Prepaid expenses	1

95,204

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	5
Management and advisory fees	88
Distribution and service fees	22
Transfer agent fees	–(A)
Administration fees	2
Trustees fees	–(A)
Audit and tax fees	13
Printing and shareholder reports fees	22
Other	5
Variation margin	128

285

Net assets	$94,919

Net assets consist of:
Capital stock ($.01 par value)	$404
Additional paid-in capital	196,611
Accumulated net realized loss from investment in investment companies and futures contracts	(101,963)
Net unrealized depreciation on:
Futures contracts	(133)

Net assets	$94,919

Shares outstanding	40,376

Net asset value and offering price per share	$2.35

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Interest income	$30

Expenses:
Management and advisory	896
Distribution and service	264
Printing and shareholder reports	39
Custody	21
Administration	25
Legal	5
Audit and tax	13
Trustees	4
Transfer agent	1
Other	2

Total expenses	1,270

Recaptured expenses	13

Net expenses	1,283

Net investment loss	(1,253)

Net realized gain (loss) from:
Futures contracts	(46,600)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(950)

Net realized and change in unrealized loss	(47,550)

Net decrease in net assets resulting from operations	$ (48,803)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment loss	$(1,253)	$(766)
Net realized loss from investment companies and futures contracts	(46,600)	(44,010)
Net change in unrealized appreciation (depreciation) on investments in investment companies and futures contracts	(950)	1,445

Net decrease in net assets resulting from operations	(48,803)	(43,331)

Capital share transactions:
Proceeds from shares sold	122,230	273,466
Cost of shares redeemed	(122,479)	(99,578)

Net increase (decrease) in net assets resulting from capital shares transactions	(249)	173,888

Net increase (decrease) in net assets	(49,052)	130,557

Net assets:
Beginning of year	143,971	13,414

End of year	$94,919	$143,971

Accumulated net investment loss	$—	$—

Share activity:
Shares issued	43,695	66,555
Shares redeemed	(46,590)	(26,511)

Net increase (decrease) in shares outstanding	(2,895)	40,044

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Service Class
	Year Ended December 31,			May 1 to Dec 31, 2009(A)
	2012	2011	2010
Net asset value
Beginning of period/year	$ 3.33	$ 4.16	$ 5.68	$ 10.00
Investment operations
Net investment loss(B),(C)	(0.03)	(0.05)	(0.07)	(0.05)
Net realized and unrealized loss	(0.95)	(0.78)	(1.45)	(4.27)

Total operations	(0.98)	(0.83)	(1.52)	(4.32)

Net asset value
End of period/year	$ 2.35	$ 3.33	$ 4.16	$ 5.68

Total return(D)	(29.43)%	(19.95)%	(26.76)%	(43.20)%(E)

Net assets end of year (000’s)	$ 94,919	$ 143,971	$ 13,414	$ 995
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recapture	1 .22%	1 .23%	1 .23%	1.23%(G)
Before reimbursement/recapture	1 .20%	1 .19%	1 .29%	12.53%(G)
Net investment loss to average net assets(C)	(1.19)%	(1.21)%	(1.22)%	(1.21)%(G)
Portfolio turnover rate	–%	– %	–%	–%

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Portfolio”) is part of TST.

The Portfolio currently offers one class of shares; Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Futures contracts: The Portfolio is subject to equity and commodity price risks, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2012 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other expenses on the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized as Level 2.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.85%
Over $250 million up to $750 million	0.80%
Over $750 million	0.75%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.98% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount recaptured by TAM was $13. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% for the Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

There were no proceeds from securities purchased or securities sold (excluding short-term securities) for the year ended December 31, 2012.

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of future contracts held throughout the year averaged 1 contract, beginning and ending the year at 1 contract. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Liability derivatives
Unrealized depreciation on futures contracts*	$(133)
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Net Realized Gain (Loss) on Derivatives recognized in income
Net realized loss on futures contracts	$(46,600)
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	(950)
Total	$(47,550)

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1,253)

Undistributed (accumulated) net investment income (loss)	1,253

Undistributed (accumulated) net realized gain (loss) from investment securities	–

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$ 237	December 31, 2017

9,504	December 31, 2018

34,627	Short-Term Indefinitely

51,941	Long-Term Indefinitely

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–

2011 Distributions paid from:
Ordinary Income	–
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$–

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(96,309)

Post October Short-Term Capital Loss Deferral	(2,315)

Post October Long-Term Capital Loss Deferral	(3,472)

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	–

Other Temporary Differences	–

Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica ProFund UltraBear VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica ProFund UltraBear VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica ProFund UltraBear VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
47,014,443.4814	649,761.3161	1,188,487.7725

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
46,997,392.6080	690,102.2430	1,165,197.7190

Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
46,801,224.9336	858,451.2963	1,193,016.3401

Proposal III.C — Concentration

Affirmative	Against	Abstain
46,701,486.9511	920,837.0334	1,230,368.5855

Proposal III.D — Diversification

Affirmative	Against	Abstain
47,019,757.3105	689,052.4149	1,143,882.8446

Transamerica Series Trust		Annual Report 2012

Transamerica ProFund UltraBear VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

Overall, Wall Street posted a rather strong year as a whole, as most major benchmarks advanced by mid-to-high teens percentages. That performance is all the more impressive considering the geopolitical and macroeconomic headwinds emanating from Europe and Asia throughout the year and, more recently, directionless budgetary negotiations in Washington, D.C. Indeed, the fiscal cliff was most prescient on investors’ minds in the fourth quarter, not only due to the uncertainty it has created on Wall Street, but also due to the real impact that the lack of resolution had on corporate decision makers in recent months.

In light of this countervailing struggle between investor sentiment and the fundamentals, active investment management strategies, including ours, have faced headwinds. Our fundamentally focused philosophy is most effective when investors differentiate one stock from another on the basis of underlying company fundamentals, and least so when they trade stocks en masse based on risk-on/risk-off speculation. While we are by no means disappointed with the absolute gains our portfolios have returned this year, this dynamic has made it difficult for us to consistently generate outperformance relative to the Index.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Systematic Small/Mid Cap Value VP, Initial Class returned 16.39%. By comparison, its primary benchmark, the Russell 2500® Value Index (“Russell 2500® Value”) returned 19.21%.

STRATEGY REVIEW

For the one-year period ending December 31, 2012, the Transamerica Systematic Small/Mid Cap Value VP posted absolute gains, but trailed the Russell 2500® Value Index. The strong absolute gain of the portfolio was derived on the heels of a generally favorable environment for equities, which were pushed higher primarily by strong earnings expansion, but offset by some mild valuation multiple compressions. Our bottom-up focus on company fundamentals resulted in a generally pro-cyclical portfolio over the period. Our sector allocation kept mostly in-line with the constitution of the Russell 2500® Value, with the exception of material (defined as +/-2%) underweights to the utilities and financials sectors, and an overweight to information technology. On average, we decreased the cyclicality of the portfolio over the course of the year, taking profits where prudent and eliminating our exposure to companies with deteriorating earnings and cash flows.

From an attribution standpoint, both sector allocation and stock selection detracted from performance relative to the benchmark for the period. Sector allocation detracted approximately 70 basis points overall, primarily due to our overweight to the energy sector (approximately +0.6%). Conversely, our overweight to utilities, approximately 2.6%, helped to offset some of these losses.

In terms of stock selection, which detracted approximately 120 basis points overall, the portfolio outperformed or was neutral in five of nine sectors (the portfolio held no investments within telecommunications), led primarily by selection within the energy and materials sectors. However, despite outperforming in the majority of sectors, there was too much headwind to overcome from our unfavorable selections within health care, consumer discretionary, information technology, and consumer staples.

A top-performing stock for the period was Discover Financial Services, a credit card provider. The company has been seeing delinquency trends move lower, suggesting that charge-offs and loan-loss expense will also continue to decline, sustaining a trend of more than two years. Meanwhile, spending trends are on the rise, allowing the company to finally see long-awaited growth in its card portfolio. Discover’s exceedingly strong capital position is also enabling management to move the company deeper into the student loan market, providing another avenue for growth.

Detracting from results for the period was WellCare Health Plans, Inc., which provides managed care services to government-sponsored health care programs. WellCare Health Plans, Inc. operates two main business lines: Medicaid and Medicare. During the fourth quarter of 2012 the company reported a material miss versus consensus estimates. They experienced cost trends that were much higher than their peer group and had one state in particular, Kentucky, that was showing rapid deterioration regarding cost trends. A competitor had recently exited Kentucky because of the difficulty in cost trends and risk that WellCare Health Plans, Inc. would be forced to take on those enrollments from its competitor. We sold the position due to the earnings miss and the potential for substantial negative earnings revisions.

Ron Mushock, CFA

Ken Burgess, CFA

Co-Portfolio Managers

Systematic Financial Management L.P.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date

Initial Class	16.39%	4.59%	16.60%	05/04/1993
Russell 2500® Value Index*	19.21%	4.54%	10.20%

Service Class	16.04%	4.31%	10.41%	05/03/2004

NOTES

* The Russell 2500® Value Index (“Russell 2500® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica Systematic Small/Mid Cap Value VP
Initial Class	$1,000.00	$1,086.20	$4.67	$1,020.66	$4.52	0.89%
Service Class	1,000.00	1,084.20	5.97	1,019.41	5.79	1.14

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

% of Net
Asset Type	Assets
Common Stocks	98.3%
Securities Lending Collateral	7.8
Repurchase Agreement	2.2
Other Assets and Liabilities - Net	(8.3)
Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
COMMON STOCKS - 98.3%
Aerospace & Defense - 1.7%
Aerovironment, Inc. ‡	37,500	$815
American Science & Engineering, Inc.	7,400	483
Curtiss-Wright Corp.	16,500	542
Triumph Group, Inc.	51,175	3,341
Air Freight & Logistics - 0.3%
Atlas Air Worldwide Holdings, Inc. ‡	23,500	1,041
Airlines - 0.4%
Delta Air Lines, Inc. ‡	106,225	1,261
Auto Components - 0.4%
Delphi Automotive PLC ‡	35,325	1,351
Automobiles - 0.7%
Thor Industries, Inc. ^	60,775	2,275
Beverages - 0.6%
Coca-Cola Enterprises, Inc.	58,175	1,846
Building Products - 0.9%
A.O. Smith Corp.	18,500	1,166
American Woodmark Corp. ‡^	6,000	167
Fortune Brands Home & Security, Inc. ‡	20,800	608
Gibraltar Industries, Inc. ‡^	60,484	963
Capital Markets - 2.2%
Duff & Phelps Corp. - Class A	48,000	750
Raymond James Financial, Inc.	101,800	3,923
Stifel Financial Corp. ‡	26,750	855
Waddell & Reed Financial, Inc. - Class A ^	37,000	1,288
Chemicals - 2.0%
Ashland, Inc.	30,475	2,450
CF Industries Holdings, Inc.	6,997	1,422
Cytec Industries, Inc.	1,950	134
PPG Industries, Inc.	12,650	1,712
Tronox, Ltd. - Class A	36,600	668
Commercial Banks - 6.9%
City National Corp. ^	12,000	594
Fifth Third Bancorp	160,175	2,433
First Citizens BancShares, Inc. - Class A	12,607	2,061
First Community Bancshares, Inc. ^	71,304	1,139
First Niagara Financial Group, Inc.	81,000	642
First Republic Bank	13,100	429
KeyCorp	217,625	1,832
Lakeland Bancorp, Inc. ^	29,716	303
Regions Financial Corp.	601,250	4,282
Sandy Spring Bancorp, Inc.	51,000	990
SunTrust Banks, Inc.	72,400	2,053
Texas Capital Bancshares, Inc. ‡^	19,000	852
Umpqua Holdings Corp.	89,000	1,049
Union First Market Bankshares Corp.	22,000	347
Washington Trust Bancorp, Inc. ^	27,678	728
Webster Financial Corp.	76,000	1,562
Commercial Services & Supplies - 0.6%
Avery Dennison Corp.	27,950	976
HNI Corp. ^	34,700	1,043
Communications Equipment - 1.6%
KVH Industries, Inc. ‡^	90,232	1,261
Polycom, Inc. ‡	54,600	571
Riverbed Technology, Inc. ‡	152,450	3,007
Construction & Engineering - 1.7%
Chicago Bridge & Iron Co. NV - Class Y - Reg S	12,500	579
Comfort Systems USA, Inc.	52,400	637
EMCOR Group, Inc.	54,650	1,892
Foster Wheeler AG ‡	26,000	632
KBR, Inc.	57,350	1,716
Construction Materials - 0.5%
Caesar Stone Sdot Yam, Ltd. ‡	97,500	1,575

	Shares	Value (000’s)
Consumer Finance - 1.8%
Discover Financial Services	107,525	$4,145
SLM Corp.	93,025	1,594
Containers & Packaging - 0.3%
Bemis Co., Inc.	27,350	915
Electric Utilities - 2.1%
Cleco Corp.	99,225	3,970
MGE Energy, Inc. ^	14,000	713
PPL Corp.	65,600	1,878
Electrical Equipment - 1.6%
Eaton Corp. PLC	68,400	3,707
PowerSecure International, Inc. ‡^	163,000	1,273
Electronic Equipment & Instruments - 1.5%
FEI Co. ^	37,550	2,084
Orbotech, Ltd. ‡	79,988	677
Park Electrochemical Corp.	2,500	64
Rofin-Sinar Technologies, Inc. ‡^	24,000	520
Universal Display Corp. ‡^	15,000	384
Vishay Intertechnology, Inc. ‡^	87,000	925
Energy Equipment & Services - 1.5%
Dresser-Rand Group, Inc. ‡	12,500	702
Helix Energy Solutions Group, Inc. ‡	32,800	677
Helmerich & Payne, Inc.	26,175	1,466
Noble Corp.	54,175	1,886
Food & Staples Retailing - 0.4%
Kroger Co.	53,200	1,384
Food Products - 2.1%
Hain Celestial Group, Inc. ‡^	31,350	1,700
J&J Snack Foods Corp.	13,000	831
JM Smucker Co.	37,500	3,234
Tyson Foods, Inc. - Class A	48,175	935
Health Care Equipment & Supplies - 1.6%
AngioDynamics, Inc. ‡	52,200	574
Greatbatch, Inc. ‡^	35,000	813
Sirona Dental Systems, Inc. ‡	55,000	3,545
Health Care Providers & Services - 0.8%
Coventry Health Care, Inc.	20,300	910
Health Net, Inc. ‡	23,000	559
HealthSouth Corp. ‡^	44,000	929
Health Care Technology - 0.4%
Omnicell, Inc. ‡	74,000	1,100
Hotels, Restaurants & Leisure - 0.8%
Brinker International, Inc.	19,500	604
Churchill Downs, Inc.	26,700	1,775
Household Durables - 2.4%
Harman International Industries, Inc.	20,000	893
Helen of Troy, Ltd. ‡	19,500	651
La-Z-Boy, Inc.	59,000	835
MDC Holdings, Inc.	33,025	1,214
Newell Rubbermaid, Inc.	137,725	3,067
Ryland Group, Inc. ^	26,000	949
Household Products - 0.6%
Spectrum Brands Holdings, Inc. ‡	42,500	1,910
Independent Power Producers & Energy Traders - 0.5%
Calpine Corp. ‡	86,400	1,566
Insurance - 7.7%
Alleghany Corp. ‡	3,831	1,285
Allstate Corp.	48,350	1,942
Aspen Insurance Holdings, Ltd.	37,500	1,203
Fidelity National Financial, Inc. - Class A	102,550	2,415
HCC Insurance Holdings, Inc.	50,375	1,874
Lincoln National Corp.	200,075	5,182
Selective Insurance Group, Inc.	111,358	2,146
United Fire Group, Inc.	102,464	2,238
Validus Holdings, Ltd.	154,450	5,341

The notes to the financial statements are an integral part of this report.		Annual Report 2012
Transamerica Series Trust	Page 4

Transamerica Systematic Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)
Internet & Catalog Retail - 0.6%
Expedia, Inc.	29,925	$1,839
Internet Software & Services - 1.9%
AOL, Inc. ‡	41,800	1,238
Blucora, Inc. ‡	27,800	437
IAC/InterActiveCorp	27,100	1,282
ValueClick, Inc. ‡^	116,050	2,252
XO Group, Inc. ‡^	87,400	813
IT Services - 1.7%
CoreLogic, Inc. ‡	56,000	1,508
Fidelity National Information Services, Inc.	85,400	2,972
Global Payments, Inc.	19,400	879
Leisure Equipment & Products - 0.4%
LeapFrog Enterprises, Inc. - Class A ‡	138,500	1,195
Life Sciences Tools & Services - 1.3%
Charles River Laboratories International, Inc. ‡	45,900	1,720
PerkinElmer, Inc.	75,750	2,404
Machinery - 3.9%
AGCO Corp. ‡	22,525	1,106
Altra Holdings, Inc. ^	60,600	1,336
CIRCOR International, Inc.	37,000	1,465
Columbus McKinnon Corp. ‡	22,000	363
Crane Co.	13,000	602
Mueller Industries, Inc.	33,400	1,671
NN, Inc. ‡^	65,700	602
Oshkosh Corp. ‡	13,500	400
Sauer-Danfoss, Inc.	23,000	1,228
Snap-on, Inc.	7,600	600
Trinity Industries, Inc.	35,000	1,254
Wabash National Corp. ‡	77,400	694
Woodward, Inc. ^	20,000	763
Media - 0.2%
Gannett Co., Inc.	38,400	692
Metals & Mining - 1.2%
Kaiser Aluminum Corp. ^	10,600	654
Noranda Aluminum Holding Corp.	9,300	57
Nucor Corp.	68,050	2,938
Multiline Retail - 0.6%
Macy’s, Inc.	51,025	1,991
Multi-Utilities - 3.3%
CMS Energy Corp.	157,625	3,843
NiSource, Inc.	160,750	4,001
NorthWestern Corp.	67,000	2,327
Oil, Gas & Consumable Fuels - 5.6%
Energen Corp.	109,425	4,933
HollyFrontier Corp.	80,700	3,757
Marathon Petroleum Corp.	14,600	920
Peabody Energy Corp.	97,750	2,601
SM Energy Co.	17,000	888
Valero Energy Corp.	66,250	2,260
W&T Offshore, Inc. ^	61,000	978
Western Refining, Inc.	42,000	1,184
Paper & Forest Products - 0.9%
Domtar Corp.	12,000	1,002
International Paper Co.	24,275	967
P.H. Glatfelter Co.	54,500	953
Pharmaceuticals - 1.0%
Impax Laboratories, Inc. ‡	19,500	400
Jazz Pharmaceuticals PLC ‡	32,750	1,742
Nektar Therapeutics ‡	139,245	1,032
Professional Services - 0.7%
FTI Consulting, Inc. ‡	22,500	743
On Assignment, Inc. ‡	63,900	1,295
Real Estate Investment Trusts - 8.4%
BioMed Realty Trust, Inc.	160,525	3,103

	Shares	Value (000’s)
Real Estate Investment Trusts (continued)
Brandywine Realty Trust ^	451,500	$5,505
CBL & Associates Properties, Inc.	117,700	2,496
DiamondRock Hospitality Co.	105,200	947
Digital Realty Trust, Inc.	15,400	1,046
DuPont Fabros Technology, Inc. ^	36,725	887
Equity One, Inc.	60,000	1,261
Excel Trust, Inc. ^	140,693	1,783
Home Properties, Inc.	22,675	1,390
Kilroy Realty Corp. ^	81,200	3,846
National Retail Properties, Inc.	49,100	1,532
Weingarten Realty Investors ^	39,000	1,044
Weyerhaeuser Co.	34,950	972
Road & Rail - 1.6%
Hertz Global Holdings, Inc. ‡	127,425	2,073
Ryder System, Inc.	59,100	2,951
Semiconductors & Semiconductor Equipment - 4.5%
Broadcom Corp. - Class A ‡	85,475	2,839
Brooks Automation, Inc.	110,000	886
Entegris, Inc. ‡	104,900	963
LTX-Credence Corp. ‡	190,000	1,246
MKS Instruments, Inc.	25,800	665
NXP Semiconductor NV ‡	62,550	1,649
OmniVision Technologies, Inc. ‡^	108,500	1,528
Skyworks Solutions, Inc. ‡	117,075	2,377
TriQuint Semiconductor, Inc. ‡^	221,312	1,071
Veeco Instruments, Inc. ‡	25,000	738
Software - 2.3%
AVG Technologies NV ‡	5,000	79
Cadence Design Systems, Inc. ‡	306,100	4,136
Electronic Arts, Inc. ‡	86,800	1,261
Progress Software Corp. ‡	54,500	1,144
Websense, Inc. ‡	43,500	654
Specialty Retail - 5.7%
Abercrombie & Fitch Co. - Class A	20,000	959
Aeropostale, Inc. ‡	70,500	917
American Eagle Outfitters, Inc.	74,000	1,518
ANN, Inc. ‡	43,005	1,455
Children’s Place Retail Stores, Inc. ‡^	14,300	633
Express, Inc. ‡	40,400	610
Finish Line, Inc. - Class A	83,300	1,577
Foot Locker, Inc.	168,475	5,411
GameStop Corp. - Class A ^	27,500	690
GNC Holdings, Inc. - Class A	101,375	3,374
Pier 1 Imports, Inc. ^	36,375	728
Textiles, Apparel & Luxury Goods - 1.3%
Oxford Industries, Inc. ^	14,300	663
PVH Corp.	21,950	2,437
Steven Madden, Ltd. ‡	23,500	993
Thrifts & Mortgage Finance - 2.9%
Berkshire Hills Bancorp, Inc.	58,387	1,393
Brookline Bancorp, Inc. ^	79,000	672
Dime Community Bancshares, Inc.	53,500	743
Northwest Bancshares, Inc.	61,034	741
Oritani Financial Corp.	20,500	314
Provident Financial Services, Inc.	52,000	776
Provident New York Bancorp ^	131,000	1,220
TrustCo Bank Corp. ^	100,000	528
United Financial Bancorp, Inc. ^	63,821	1,003
Washington Federal, Inc.	91,500	1,543
Trading Companies & Distributors - 1.3%
United Rentals, Inc. ‡ ^	87,525	3,984
Water Utilities - 0.4%
American Water Works Co., Inc.	35,525	1,319

Total Common Stocks (cost $282,783)		306,484

The notes to the financial statements are an integral part of this report.		Annual Report 2012
Transamerica Series Trust

Transamerica Systematic Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 7.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	24,442,320	$24,442
Total Securities Lending Collateral (cost $24,442)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 2.2%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $6,909 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 11/20/2027, and with a value of $7,048.	$6,909	6,909
Total Repurchase Agreement (cost $6,909)

Total Investment Securities (cost $314,134)		337,835
Other Assets and Liabilities - Net		(26,019)

Net Assets		$311,816

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $23,818.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $315,142. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $33,396 and $10,703, respectively. Net unrealized appreciation for tax purposes is $22,693.

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$306,484	$—	$—	$306,484
Repurchase Agreement	—	6,909	—	6,909
Securities Lending Collateral	24,442	—	—	24,442
Total	$330,926	$6,909	$—	$337,835

Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation

The notes to the financial statements are an integral part of this report.		Annual Report 2012
Transamerica Series Trust	Page 6

Transamerica Systematic Small/Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $307,225) (including securities loaned of $23,818)	$330,926
Repurchase agreement, at value (cost: $6,909)	6,909
Receivables:
Investment securities sold	319
Shares sold	53
Securities lending income (net)	8
Dividends	295
Prepaid expenses	2

	338,512

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,522
Shares redeemed	361
Management and advisory fees	245
Distribution and service fees	17
Trustees fees	–	(A)
Transfer agent fees	–	(A)
Administration fees	7
Printing and shareholder reports fees	77
Audit and tax fees	14
Other	11
Collateral for securities on loan	24,442

	26,696

Net assets	$311,816

Net assets consist of:
Capital stock ($.01 par value)	$179
Additional paid-in capital	284,159
Undistributed net investment income	3,152
Undistributed net realized gain from investment securities	625
Net unrealized appreciation (depreciation) on:
Investment securities	23,701

Net assets	$311,816

Net assets by class:
Initial Class	$233,808
Service Class	78,008
Shares outstanding:
Initial Class	13,387
Service Class	4,530
Net asset value and offering price per share:
Initial Class	$17.47
Service Class	17.22

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $1)	$5,904
Interest income	2
Securities lending income (net)	114

Total investment income	6,020

Expenses:
Management and advisory	2,448
Distribution and service:
Service Class	189
Printing and shareholder reports	95
Custody	48
Administration	71
Legal	16
Audit and tax	14
Trustees	10
Transfer agent	2
Other	9

Total expenses	2,902

Recaptured expenses	10

Net expenses	2,912

Net investment income	3,108

Net realized gain (loss) on transactions from:
Investment securities	1,256

Net change in unrealized appreciation (depreciation) on:
Investment securities	41,212

Net realized and change in unrealized gain	42,468

Net increase in net assets resulting from operations	$45,576

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011

From operations:
Net investment income	$3,108	$1,445
Net realized gain from investment securities	1,256	82,789
Net change in unrealized appreciation (depreciation) on investment securities	41,212	(93,593)

Net increase (decrease) in net assets resulting from operations	45,576	(9,359)

Distributions to shareholders:
From net investment income:
Initial Class	(1,182)	(373)
Service Class	(215)	(30)

	(1,397)	(403)

From net realized gains:
Initial Class	(57,196)	—
Service Class	(19,192)	—

	(76,388)	—

Total distributions to shareholders	(77,785)	(403)

Capital share transactions:
Proceeds from shares sold:
Initial Class	24,810	23,489
Service Class	22,547	36,531

	47,357	60,020

Dividends and distributions reinvested:
Initial Class	58,378	373
Service Class	19,407	30

	77,785	403

Cost of shares redeemed:
Initial Class	(49,706)	(55,297)
Service Class	(25,686)	(23,949)

	(75,392)	(79,246)

Net increase (decrease) in net assets from capital shares transactions	49,750	(18,823)

Net increase (decrease) in net assets	17,541	(28,585)

Net assets:
Beginning of year	294,275	322,860

End of year	$311,816	$294,275

Undistributed net investment income	$3,152	$1,455

Share activity:
Shares issued:
Initial Class	1,316	1,116
Service Class	1,136	1,718

	2,452	2,834

Shares issued-reinvested from dividends and distributions:
Initial Class	3,507	20
Service Class	1,181	1

	4,688	21

Shares redeemed:
Initial Class	(2,478)	(2,616)
Service Class	(1,291)	(1,193)

	(3,769)	(3,809)

Net increase (decrease) in shares outstanding:
Initial Class	2,345	(1,480)
Service Class	1,026	526

	3,371	(954)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value
Beginning of year	$20.28	$20.87	$16.14	$11.60	$22.10
Investment operations
Net investment income(A)	0.22	0.10	0.02	0.14	0.28
Net realized and unrealized gain (loss)	2.82	(0.66)	4.84	4.84	(8.43)

Total operations	3.04	(0.56)	4.86	4.98	(8.15)

Distributions
From net investment income	(0.12)	(0.03)	(0.13)	(0.44)	(0.29)
From net realized gains	(5.73)	–	–	–	(2.06)

Total distributions	(5.85)	(0.03)	(0.13)	(0.44)	(2.35)

Net asset value
End of year	$17.47	$20.28	$20.87	$16.14	$11.60

Total return(B)	16.39%	(2.66)%	30.41%	43.21%	(40.86)%

Net assets end of year (000’s)	$233,808	$223,957	$261,291	$222,235	$175,980
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	0.89%	0.89%	0.86%	0.88%	0.86%
Before reimbursement/recapture	0.89%	0.90%	0.86%	0.88%	0.86%
Net investment income to average net assets	1.08%	0.50%	0.10%	1.03%	1.52%
Portfolio turnover rate	76%	174% (C)	62%	89%	60%

For a share outstanding throughout each period	Service Class Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value
Beginning of year	$20.07	$20.67	$16.01	$11.49	$21.94
Investment operations
Net investment income (loss)(A)	0.16	0.06	(0.03)	0.12	0.23
Net realized and unrealized gain (loss)	2.78	(0.65)	4.80	4.78	(8.36)

Total operations	2.94	(0.59)	4.77	4.90	(8.13)

Distributions
From net investment income	(0.06)	(0.01)	(0.11)	(0.38)	(0.26)
From net realized gains	(5.73)	–	–	–	(2.06)

Total distributions	(5.79)	(0.01)	(0.11)	(0.38)	(2.32)

Net asset value
End of year	$17.22	$20.07	$20.67	$16.01	$11.49

Total return(B)	16.04%	(2.86)%	30.05%	42.90%	(41.05)%

Net assets end of year (000’s)	$78,008	$70,318	$61,569	$24,407	$12,628
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	1.14%	1.14%	1.11%	1.13%	1.11%
Before reimbursement/recapture	1.14%	1.15%	1.11%	1.13%	1.11%
Net investment income (loss) to average net assets	0.83%	0.29%	(0.15)%	0.91%	1.29%
Portfolio turnover rate	76%	174%	(C)	62%	89%	60%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Systematic Small/Mid Cap Value VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2012 of $72 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Real estate investment trust (“REITs”): Dividend income related to a Real Estate Investment Trust is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economical conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2012:

	Market Value	% of Net Assets

Transamerica Asset Allocation - Growth VP	$8,353	2.68%

Transamerica Madison Balanced Allocation VP	590	0.19

Total	$8,943	2.87%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.80%
Over $500 million	0.75%

Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.89% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount recaptured by TAM was $10.

The following amount was available for recapture by TAM as of December 31, 2012:

Amount Available	Year Reimbursed	Available Through
$18	2011	12/31/2013

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares. The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$228,366
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	253,985
U.S. Government	—

Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed (accumulated) net investment income (loss)	(14)
Undistributed (accumulated) net realized gain (loss) from investment securities	14
The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:
Ordinary Income	$15,917
Long-term Capital Gain	61,868
2011 Distributions paid from:
Ordinary Income	403
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$3,530

Undistributed Long-term Capital Gain	1,255

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	22,693

Other Temporary Differences	–

Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 7. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

The Board of Trustees has approved reorganizations pursuant to which the Transamerica Third Avenue Value VP assets would be acquired, and its liabilities would be assumed, by Transamerica Systematic Small/Mid Cap Value VP, in exchange for shares of Transamerica Systematic Small/Mid Cap Value VP. Transamerica Third Avenue Value VP would then be liquidated, and shares of Transamerica Systematic Small/Mid Cap Value VP would be distributed to Transamerica Third Avenue Value VP shareholders. Under the reorganization, Transamerica Third Avenue Value VP shareholders would receive shares of Transamerica Systematic Small/Mid Cap Value VP with the same aggregate net asset value as its shares of Transamerica Third Avenue Value VP. The reorganization does not require shareholder approval. The reorganization is expected to occur during the second quarter of 2013.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Systematic Small/Mid Cap Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Systematic Small/Mid Cap Value VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended , the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Systematic Small/Mid Cap Value VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II:   To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
12,770,281.7420	227,197.4498	369,471.3952

Proposal III:   To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
12,643,184.4747	278,239.0459	445,527.0664

Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
12,650,599.8654	344,698.3124	371,652.4092

Proposal III.C — Concentration

Affirmative	Against	Abstain
12,634,399.9633	340,768.7556	391,781.8681

Proposal III.D — Diversification

Affirmative	Against	Abstain
12,767,467.2409	241,536.2120	357,947.1341

Transamerica Series Trust		Annual Report 2012

Transamerica Systematic Small/Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $61,868 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

(unaudited)

MARKET ENVIRONMENT

Major U.S. stock market indexes produced solid returns in 2012 despite muted U.S. economic growth, a eurozone recession and sovereign debt crisis, and a slowdown in emerging economies. Domestic equities were supported by strong U.S. corporate earnings and actions by central banks around the world to reduce or suppress interest rates in hopes of stimulating growth. Mid- and small-cap stocks narrowly surpassed their large-cap counterparts. As measured by various Russell indexes, growth stocks underperformed value stocks across all market capitalizations.

PERFORMANCE

For the year ended December 31, 2012, Transamerica T. Rowe Price Small Cap VP, Initial Class returned 15.69%. By comparison, its benchmark, the Morgan Stanley Capital International US Small Cap Growth Index (“MSCI US Small Cap Growth”), returned 17.57%.

STRATEGY REVIEW

Stock selection, notably in the consumer discretionary, energy, and consumer staples sectors, was the main reason the portfolio underperformed the MSCI US Small Cap Growth over the 12-month period.

In consumer discretionary, high-end memory foam mattress manufacturer Tempur-Pedic International, Inc. hampered the portfolio’s results. The company’s share price fell after management lowered full-year earnings guidance on concerns of increased competition.

Oil and natural gas exploration and production firms Clayton Williams Energy, Inc. and SM Energy Co. weighed on the portfolio’s performance in the energy sector. Both firms have reserves in Texas and elsewhere. According to oil pricing benchmark West Texas Intermediate, oil prices fell and natural gas prices remained depressed throughout the period due to weak demand and ample supply.

Our consumer staples stocks did not keep pace with those in the index this year. Herbalife, Ltd., a global network marketing firm offering a range of weight management, nutritional supplement, and personal care products, was a detractor. During the year, two activist investors expressed concern about the firm’s business model, sending its share price tumbling.

On the plus side, the health care sector aided results versus the index due to stock selection, especially Regeneron Pharmaceuticals, Inc. The company develops drugs for cancer, macular degeneration, and auto-inflammatory diseases. During the period, the firm reported strong sales of its treatment for age-related “wet” macular degeneration.

Stock selection led the portfolio to outperform the index in the industrials and business services sector. Short line and regional freight railroad operator RailAmerica, Inc. was a top contributor within the sector. We eliminated the position after the firm received a takeout offer at a significant premium.

Sudhir Nanda Ph.D., CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	15.69%	6.94%	10.53%	05/03/1999
MSCI US Small Cap Growth *	17.57	5.17	11.62
Service Class	15.41%	6.68%	10.18%	05/01/2003

NOTES

* The Morgan Stanley Capital International US Small Cap Growth Index (“MSCI US Small Cap Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor’s units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica T. Rowe Price Small Cap VP
Initial Class	$1,000.00	$1,072.10	$4.48	$1,020.81	$4.37	0.86%
Service Class	1,000.00	1,070.90	5.78	1,019.56	5.63	1.11

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets

Common Stocks	99.8%
Securities Lending Collateral	25.4
Repurchase Agreement	0.6
Other Assets and Liabilities - Net	(25.8)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
COMMON STOCKS - 99.8%
Aerospace & Defense - 2.7%
Esterline Technologies Corp. ‡	15,100	$961
GenCorp, Inc. ‡ ^	34,000	311
HEICO Corp. - Class A	29,045	929
Hexcel Corp. ‡	11,900	321
Teledyne Technologies, Inc. ‡	16,400	1,067
TransDigm Group, Inc.	12,100	1,650
Triumph Group, Inc.	18,000	1,175
Air Freight & Logistics - 0.3%
Hub Group, Inc. - Class A ‡ ^	8,900	299
UTi Worldwide, Inc.	36,000	482
Airlines - 0.1%
Allegiant Travel Co. - Class A ^	3,000	220
Auto Components - 0.9%
Dana Holding Corp.	40,600	634
Gentex Corp. ^	11,700	220
Tenneco, Inc. ‡	23,800	835
TRW Automotive Holdings Corp. ‡	7,400	397
Beverages - 0.8%
Boston Beer Co., Inc. - Class A ‡ ^	14,500	1,950
Biotechnology - 7.5%
Acorda Therapeutics, Inc. ‡	14,700	365
Alkermes PLC ‡ ^	49,200	911
Alnylam Pharmaceuticals, Inc. ‡ ^	16,400	299
Ariad Pharmaceuticals, Inc. ‡ ^	51,800	994
Arqule, Inc. ‡	41,600	116
BioMarin Pharmaceutical, Inc. ‡ ^	30,100	1,482
Cepheid, Inc. ‡ ^	28,600	967
Cubist Pharmaceuticals, Inc. ‡ ^	35,900	1,510
Dendreon Corp. ‡ ^	16,500	87
Halozyme Therapeutics, Inc. ‡ ^	31,800	213
Idenix Pharmaceuticals, Inc. ‡ ^	47,600	231
Incyte Corp., Ltd. ‡ ^	86,400	1,435
InterMune, Inc. ‡ ^	21,300	206
Lexicon Pharmaceuticals, Inc. ‡	32,400	72
Medivation, Inc. ‡ ^	24,300	1,243
Momenta Pharmaceuticals, Inc. ‡ ^	12,200	144
NPS Pharmaceuticals, Inc. ‡ ^	27,300	248
Onyx Pharmaceuticals, Inc. ‡ ^	20,300	1,533
Pharmacyclics, Inc. ‡ ^	20,300	1,175
Regeneron Pharmaceuticals, Inc. ‡ ^	13,600	2,328
Rigel Pharmaceuticals, Inc. ‡ ^	24,100	157
Seattle Genetics, Inc. ‡ ^	27,500	638
Theravance, Inc. ‡ ^	23,700	528
United Therapeutics Corp. ‡	18,300	978
Capital Markets - 0.8%
Affiliated Managers Group, Inc. ‡ ^	8,500	1,105
Cohen & Steers, Inc. ^	3,800	116
E*TRADE Financial Corp. ‡	58,160	521
Stifel Financial Corp. ‡	6,649	213
Chemicals - 2.8%
Koppers Holdings, Inc.	8,600	328
NewMarket Corp. ^	6,200	1,626
Rockwood Holdings, Inc.	32,800	1,622
Stepan Co. ^	20,700	1,150
WR Grace & Co. ‡	28,400	1,909
Commercial Banks - 1.3%
Signature Bank ‡	17,600	1,255
SVB Financial Group ‡	15,100	845
Texas Capital Bancshares, Inc. ‡ ^	24,800	1,112
Commercial Services & Supplies - 2.4%
ACCO Brands Corp. ‡	9,300	68
Brink’s Co.	5,400	154
Cenveo, Inc. ‡ ^	26,500	72
Clean Harbors, Inc. ‡	41,400	2,277
Rollins, Inc.	33,350	735
Team, Inc. ‡ ^	17,000	647

	Shares	Value (000’s)
Commercial Services & Supplies (continued)
US Ecology, Inc. ^	14,200	$334
Waste Connections, Inc.	42,787	1,446
Communications Equipment - 2.2%
Acme Packet, Inc. ‡ ^	29,700	657
ADTRAN, Inc. ^	39,800	778
Aruba Networks, Inc. ‡ ^	54,400	1,129
JDS Uniphase Corp. ‡ ^	69,700	944
Plantronics, Inc. ^	26,400	973
Polycom, Inc. ‡	37,424	391
Riverbed Technology, Inc. ‡	21,462	423
Computers & Peripherals - 0.5%
Stratasys, Ltd. ‡	4,600	369
Synaptics, Inc. ‡	25,700	770
Consumer Finance - 1.0%
Portfolio Recovery Associates, Inc. ‡	13,200	1,411
World Acceptance Corp. ‡ ^	13,400	999
Containers & Packaging - 0.3%
Rock-Tenn Co. - Class A	10,100	706
Distributors - 0.3%
LKQ Corp. ‡	30,900	652
Diversified Consumer Services - 1.0%
American Public Education, Inc. ‡ ^	29,200	1,054
Sotheby’s ^	14,900	501
Steiner Leisure, Ltd. ‡	9,100	439
Weight Watchers International, Inc. ^	8,149	427
Diversified Financial Services - 0.4%
MSCI, Inc. - Class A ‡	11,088	344
NewStar Financial, Inc. ‡ ^	40,900	573
Diversified Telecommunication Services - 0.8%
Premiere Global Services, Inc. ‡ ^	21,500	210
tw telecom, Inc. - Class A ‡	62,400	1,590
Electrical Equipment - 1.0%
Acuity Brands, Inc. ^	25,000	1,693
II-VI, Inc. ‡	33,100	605
Electronic Equipment & Instruments - 1.3%
Anixter International, Inc.	21,200	1,356
Coherent, Inc. ^	13,400	678
Itron, Inc. ‡	8,400	374
Power-One, Inc. ‡ ^	43,700	180
RealD, Inc. ‡ ^	8,600	96
Rofin-Sinar Technologies, Inc. ‡ ^	7,500	163
Trimble Navigation, Ltd. ‡ ^	5,900	353
Energy Equipment & Services - 3.2%
Atwood Oceanics, Inc. ‡	20,700	948
Core Laboratories NV	9,700	1,060
Dawson Geophysical Co. ‡ ^	4,400	116
Dril-Quip, Inc. ‡	11,700	855
Gulf Island Fabrication, Inc. ^	11,000	264
ION Geophysical Corp. ‡ ^	35,400	230
Lufkin Industries, Inc. ^	10,400	605
Oceaneering International, Inc.	17,000	914
Oil States International, Inc. ‡	19,500	1,396
Superior Energy Services, Inc. ‡	24,058	498
Tesco Corp. ‡	23,600	269
Unit Corp. ‡	8,400	378
Food & Staples Retailing - 0.4%
Susser Holdings Corp. ‡ ^	30,500	1,052
Food Products - 1.1%
J&J Snack Foods Corp. ^	18,400	1,176
TreeHouse Foods, Inc. ‡ ^	30,000	1,564
Health Care Equipment & Supplies - 3.8%
ArthroCare Corp. ‡	22,600	782
Cooper Cos., Inc.	14,300	1,322
Edwards Lifesciences Corp. ‡	2,800	252
HeartWare International, Inc. ‡ ^	6,200	520
ICU Medical, Inc. ‡ ^	7,500	457
IDEXX Laboratories, Inc. ‡ ^	13,200	1,225

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)
Health Care Equipment & Supplies (continued)
Integra LifeSciences Holdings Corp. ‡	7,000	$273
Masimo Corp. ^	16,300	342
Meridian Bioscience, Inc. ^	10,650	216
Orthofix International NV ‡	18,400	724
Sirona Dental Systems, Inc. ‡	26,700	1,722
Thoratec Corp. ‡	20,100	754
Volcano Corp. ‡ ^	23,200	548
Health Care Providers & Services - 4.2%
Air Methods Corp. ^	20,400	753
Bio-Reference Labs, Inc. ‡ ^	17,300	496
Catamaran Corp. ‡ ^	22,122	1,042
Centene Corp. ‡	23,000	943
Chemed Corp. ^	8,300	569
Corvel Corp. ‡	11,000	493
HealthSouth Corp. ‡ ^	29,200	616
HMS Holdings Corp. ‡ ^	47,600	1,235
MEDNAX, Inc. ‡ ^	14,300	1,137
MWI Veterinary Supply, Inc. ‡ ^	9,300	1,023
PharMerica Corp. ‡	6,600	94
Team Health Holdings, Inc. ‡	29,100	837
WellCare Health Plans, Inc. ‡	17,100	833
Hotels, Restaurants & Leisure - 2.2%
CEC Entertainment, Inc.	6,200	206
Cheesecake Factory, Inc. ^	18,200	596
Choice Hotels International, Inc. ^	14,600	491
Denny’s Corp. ‡ ^	134,400	656
Panera Bread Co. - Class A ‡	9,300	1,476
Red Robin Gourmet Burgers, Inc. ‡	12,600	445
Six Flags Entertainment Corp.	21,200	1,297
Household Durables - 0.7%
iRobot Corp. ‡	27,100	508
NACCO Industries, Inc. - Class A ^	3,200	194
Tempur-Pedic International, Inc. ‡ ^	30,800	970
Household Products - 0.2%
Church & Dwight Co., Inc.	6,800	364
Insurance - 0.3%
Amtrust Financial Services, Inc. ^	23,449	672
StanCorp Financial Group, Inc. ^	1,300	48
Internet & Catalog Retail - 1.5%
HSN, Inc. ^	40,000	2,204
Liberty Ventures - Series A ‡	10,700	725
Shutterfly, Inc. ‡ ^	19,300	576
Internet Software & Services - 1.6%
Cornerstone OnDemand, Inc. ‡	16,700	493
j2 Global, Inc. ^	19,900	609
MercadoLibre, Inc. ^	13,000	1,020
Perficient, Inc. ‡ ^	24,900	293
RealNetworks, Inc. ‡ ^	10,649	81
SINA Corp. ‡ ^	1,000	50
Sohu.com, Inc. ‡	7,600	360
ValueClick, Inc. ‡ ^	32,700	635
WebMD Health Corp. - Class A ‡	14,200	204
IT Services - 4.4%
CACI International, Inc. - Class A ‡ ^	300	17
Cardtronics, Inc. ‡	40,800	969
Gartner, Inc. ‡	47,300	2,177
Genpact, Ltd.	16,800	260
Global Payments, Inc.	4,120	187
Heartland Payment Systems, Inc. ^	44,020	1,299
Jack Henry & Associates, Inc.	16,800	660
MAXIMUS, Inc.	37,400	2,363
TeleTech Holdings, Inc. ‡ ^	13,800	246
Unisys Corp. ‡ ^	18,090	313
VeriFone Systems, Inc. ‡ ^	14,400	427
WEX, Inc. ‡ ^	19,800	1,492
Leisure Equipment & Products - 2.0%
Brunswick Corp. ^	38,700	1,126
Polaris Industries, Inc. ^	28,600	2,406

	Shares	Value (000’s)
Leisure Equipment & Products (continued)
Pool Corp. ^	30,000	$1,270
Life Sciences Tools & Services - 1.4%
AMAG Pharmaceuticals, Inc. ‡ ^	8,800	129
Bio-Rad Laboratories, Inc. - Class A ‡	6,600	693
Bruker Corp. ‡	37,300	570
Exelixis, Inc. ‡ ^	87,500	400
Illumina, Inc. ‡ ^	6,500	361
Mettler-Toledo International, Inc. ‡ ^	3,200	619
PAREXEL International Corp. ‡ ^	23,100	684
Machinery - 7.9%
3D Systems Corp. ‡ ^	35,400	1,888
Actuant Corp. - Class A ^	35,600	994
Chart Industries, Inc. ‡ ^	10,100	673
Gardner Denver, Inc.	19,000	1,302
Graco, Inc.	21,600	1,112
Hyster-Yale Materials Handling, Inc. ^	7,400	361
IDEX Corp. ^	21,400	996
John Bean Technologies Corp.	7,800	139
Lincoln Electric Holdings, Inc.	31,900	1,553
Meritor, Inc. ‡	27,500	130
Middleby Corp. ‡	14,700	1,885
Nordson Corp.	31,000	1,956
Sun Hydraulics Corp.	10,100	263
Toro Co.	37,000	1,590
Valmont Industries, Inc.	12,600	1,721
Wabtec Corp.	21,500	1,882
Woodward, Inc. ^	19,300	736
Marine - 0.7%
Kirby Corp. ‡ ^	27,300	1,690
Media - 1.5%
Digital Generation, Inc. ‡ ^	25,800	280
John Wiley & Sons, Inc. - Class A ^	9,600	374
Liberty Media Corp. - Liberty Capital ‡	5,200	603
Madison Square Garden Co. ‡	39,600	1,756
Sirius XM Radio, Inc. ^	166,000	480
Metals & Mining - 1.3%
Allied Nevada Gold Corp. ‡ ^	24,100	726
Carpenter Technology Corp.	4,800	248
Compass Minerals International, Inc. ^	10,200	762
Royal Gold, Inc. ^	9,700	788
Stillwater Mining Co. ‡	44,500	569
Multiline Retail - 0.3%
Big Lots, Inc. ‡ ^	21,500	612
Oil, Gas & Consumable Fuels - 3.2%
Bill Barrett Corp. ‡ ^	21,500	382
Clayton Williams Energy, Inc. ‡	15,600	624
Contango Oil & Gas Co. ^	25,100	1,063
Energy XXI Bermuda, Ltd. ^	18,500	596
Gran Tierra Energy, Inc. ‡	90,160	497
Halcon Resources Corp. ‡ ^	41,300	286
Northern Oil and Gas, Inc. ‡ ^	34,200	575
Oasis Petroleum, Inc. ‡ ^	24,800	789
Rosetta Resources, Inc. ‡	22,000	998
SemGroup Corp. - Class A ‡	18,500	723
SM Energy Co.	22,000	1,148
Paper & Forest Products - 0.5%
Clearwater Paper Corp. ‡	7,400	290
KapStone Paper and Packaging Corp.	36,700	814
Personal Products - 1.0%
Herbalife, Ltd. ^	19,500	642
Nu Skin Enterprises, Inc. - Class A ^	23,400	867
Prestige Brands Holdings, Inc. ‡	38,200	765
Pharmaceuticals - 2.7%
Affymax, Inc. ‡	20,500	390
Akorn, Inc. ‡ ^	43,300	578
Auxilium Pharmaceuticals, Inc. ‡	17,500	324
AVANIR Pharmaceuticals, Inc. - Class A ‡ ^	99,000	260
Cadence Pharmaceuticals, Inc. ‡ ^	17,100	82

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)
Pharmaceuticals (continued)
Jazz Pharmaceuticals PLC ‡	19,700	$1,049
MAP Pharmaceuticals, Inc. ‡ ^	13,300	209
Medicines Co. ‡ ^	43,000	1,031
Nektar Therapeutics ‡ ^	31,300	232
Questcor Pharmaceuticals, Inc. ^	22,500	601
Salix Pharmaceuticals, Ltd. ‡	19,200	777
ViroPharma, Inc. ‡ ^	36,400	828
XenoPort, Inc. ‡ ^	20,000	155
Professional Services - 1.3%
Advisory Board Co. ‡	30,700	1,437
Exponent, Inc. ‡^	11,900	664
Huron Consulting Group, Inc. ‡ ^	23,600	795
RPX Corp. - Class A ‡	25,900	234
Real Estate Investment Trusts - 1.0%
DuPont Fabros Technology, Inc. ^	18,500	447
Sabra Healthcare REIT, Inc. ^	11,966	260
Strategic Hotels & Resorts, Inc. ‡ ^	54,000	346
Taubman Centers, Inc.	16,100	1,267
Real Estate Management & Development - 1.6%
Altisource Asset Management Corp. ‡ ^	1,870	153
Altisource Portfolio Solutions SA ‡	18,700	1,620
Altisource Residential Corp. - Class B ‡	6,233	99
Forest City Enterprises, Inc. - Class A ‡	58,200	940
Jones Lang LaSalle, Inc.	7,500	630
Kennedy-Wilson Holdings, Inc. ^	19,200	268
Road & Rail - 1.4%
Amerco, Inc.	1,400	178
Avis Budget Group, Inc. ‡ ^	27,200	539
Landstar System, Inc.	17,600	923
Old Dominion Freight Line, Inc. ‡	47,198	1,618
Semiconductors & Semiconductor Equipment - 3.5%
Advanced Energy Industries, Inc. ‡ ^	6,100	84
Amkor Technology, Inc. ‡ ^	61,900	263
Atmel Corp. ‡ ^	39,800	261
Cabot Microelectronics Corp. ^	9,600	341
Cavium, Inc. ‡ ^	36,200	1,130
Cymer, Inc. ‡	11,700	1,058
Cypress Semiconductor Corp. ‡ ^	56,200	609
Diodes, Inc. ‡ ^	32,300	560
Hittite Microwave Corp. ‡ ^	19,500	1,212
Micrel, Inc. ^	28,600	272
Microsemi Corp. ‡	37,400	787
PMC-Sierra, Inc. ‡ ^	29,900	156
Semtech Corp. ‡	18,600	538
Silicon Laboratories, Inc. ‡ ^	10,100	422
TriQuint Semiconductor, Inc. ‡ ^	47,400	229
Veeco Instruments, Inc. ‡ ^	15,200	449
Software - 8.2%
Actuate Corp. ‡	27,600	155
Advent Software, Inc. ‡ ^	20,000	428
ANSYS, Inc. ‡	7,989	538
CommVault Systems, Inc. ‡	30,500	2,126
Computer Modelling Group, Ltd.	15,000	322
Concur Technologies, Inc. ‡ ^	19,600	1,323
Ebix, Inc. ^	38,000	611
FactSet Research Systems, Inc. ^	9,650	850
Fortinet, Inc. ‡	51,100	1,077
Informatica Corp. ‡	39,200	1,189
MICROS Systems, Inc. ‡ ^	31,200	1,324
Monotype Imaging Holdings, Inc. ^	21,900	350
Netscout Systems, Inc. ‡	38,400	998
Parametric Technology Corp. ‡	44,000	990
Progress Software Corp. ‡	11,950	251
Rovi Corp. ‡	15,500	239
SolarWinds, Inc. ‡	19,900	1,044
Solera Holdings, Inc. ^	7,600	406
Sourcefire, Inc. ‡ ^	26,700	1,261

	Shares	Value (000’s)
Software (continued)
TIBCO Software, Inc. ‡	67,600	$1,488
Tyler Technologies, Inc. ‡	15,300	741
Ultimate Software Group, Inc. ‡ ^	23,000	2,171
Specialty Retail - 4.6%
Aaron’s, Inc.	37,750	1,068
Aeropostale, Inc. ‡ ^	31,525	410
Ascena Retail Group, Inc. ‡	73,400	1,357
Children’s Place Retail Stores, Inc. ‡ ^	11,300	500
DSW, Inc. - Class A	15,200	998
Guess?, Inc. ^	12,100	297
Hibbett Sports, Inc. ‡ ^	17,400	917
JOS A. Bank Clothiers, Inc. ‡ ^	9,500	405
Monro Muffler Brake, Inc. ^	45,750	1,600
Sally Beauty Holdings, Inc. ‡ ^	85,200	2,009
Tractor Supply Co.	15,600	1,378
Textiles, Apparel & Luxury Goods - 2.0%
Deckers Outdoor Corp. ‡ ^	12,400	499
Fossil, Inc. ‡	9,612	895
Iconix Brand Group, Inc. ‡ ^	30,900	690
PVH Corp.	13,000	1,443
True Religion Apparel, Inc. ^	14,000	356
Warnaco Group, Inc. ‡	12,600	902
Thrifts & Mortgage Finance - 0.3%
MGIC Investment Corp. ‡ ^	26,200	70
Ocwen Financial Corp. ‡	18,200	629
Radian Group, Inc. ^	12,700	78
Trading Companies & Distributors - 1.1%
Beacon Roofing Supply, Inc. ‡ ^	31,300	1,042
United Rentals, Inc. ‡ ^	33,902	1,543
Wireless Telecommunication Services - 0.3%
SBA Communications Corp. - Class A ‡ ^	10,200	724

Total Common Stocks (cost $200,489)		238,183

SECURITIES LENDING COLLATERAL -25.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	60,772,982	60,773
Total Securities Lending Collateral (cost $60,773)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.6%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $1,435 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $1,463.	$1,435	1,435
Total Repurchase Agreement (cost $1,435)

Total Investment Securities (cost $262,697)		300,391
Other Assets and Liabilities - Net		(61,557)

Net Assets		$238,834

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust

Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $59,277.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $264,189. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $49,771 and $13,569, respectively. Net unrealized appreciation for tax purposes is $36,202.

DEFINITION:

REIT         Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

VALUATION SUMMARY (all amounts in thousands): Э

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$238,183	$—	$—	$238,183
Repurchase Agreement	—	1,435	—	1,435
Securities Lending Collateral	60,773	—	—	60,773
Total	$298,956	$1,435	$—	$300,391

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $261,262) (including securities loaned of $59,277)	$298,956
Repurchase agreement, at value (cost: $1,435)	1,435
Foreign currency, at value (cost: $2)	2
Receivables:
Investment securities sold	155
Shares sold	39
Securities lending income (net)	43
Dividends	257
Prepaid expenses	1

	300,888

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	802
Shares redeemed	216
Management and advisory fees	151
Distribution and service fees	16
Trustees fees	–	(A)
Transfer agent fees	–	(A)
Administration fees	5
Printing and shareholder reports fees	69
Audit and tax fees	14
Other	8
Collateral for securities on loan	60,773

	62,054

Net assets	$238,834

Net assets consist of:
Capital stock ($.01 par value)	$233
Additional paid-in capital	180,914
Undistributed net investment income	285
Undistributed net realized gain from investment securities and foreign currency transactions	19,708
Net unrealized appreciation (depreciation) on:
Investment securities	37,694

Net assets	$238,834

Net assets by class:
Initial Class	$165,231
Service Class	73,603
Shares outstanding:
Initial Class	16,021
Service Class	7,340
Net asset value and offering price per share:
Initial Class	$10.31
Service Class	10.03

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $2)	$2,082
Interest income	1
Securities lending income (net)	359

Total investment income	2,442

Expenses:
Management and advisory	1,757
Distribution and service:
Service Class	164
Printing and shareholder reports	85
Custody	52
Administration	55
Legal	12
Audit and tax	14
Trustees	8
Transfer agent	2
Other	7

Total expenses	2,156

Net investment income	286

Net realized gain (loss) on transactions from:
Investment securities	20,816
Foreign currency transactions	(1)

20,815

Net change in unrealized appreciation (depreciation) on:
Investment securities	10,260

Net realized and change in unrealized gain	31,075

Net increase in net assets resulting from operations	$31,361

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income (loss)	$286	$(1,038)
Net realized gain from investment securities and foreign currency transactions	20,815	22,516
Net change in unrealized appreciation (depreciation) on investment securities	10,260	(21,152)

Net increase in net assets resulting from operations	31,361	326

From net realized gains:
Initial Class	(12,345)	—
Service Class	(5,142)	—

Total distributions to shareholders	(17,487)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	44,136	38,877
Service Class	39,765	37,298

	83,901	76,175

Dividends and distributions reinvested:
Initial Class	12,345	—
Service Class	5,142	—

	17,487	—

Cost of shares redeemed:
Initial Class	(53,659)	(55,282)
Service Class	(24,349)	(20,049)

	(78,008)	(75,331)

Net increase in net assets from capital shares transactions	23,380	844

Net increase in net assets	37,254	1,170

Net assets:
Beginning of year	201,580	200,410

End of year	$238,834	$201,580

Undistributed net investment income	$285	$—

Share activity:
Shares issued:
Initial Class	4,222	3,950
Service Class	3,912	3,847

	8,134	7,797

Shares issued-reinvested from dividends and distributions:
Initial Class	1,246	—
Service Class	533	—

	1,779	—

Shares redeemed:
Initial Class	(5,208)	(5,780)
Service Class	(2,447)	(2,203)

	(7,655)	(7,983)

Net increase (decrease) in shares outstanding:
Initial Class	260	(1,830)
Service Class	1,998	1,644

	2,258	(186)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$9.61	$9.45	$7.03	$5.27	$10.27
Investment operations
Net investment income (loss)(A)	0.02	(0.04)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.46	0.20	2.43	2.02	(3.04)

Total operations	1.48	0.16	2.42	2.01	(3.05)

Distributions
From net realized gains	(0.78)	–	–	(0.25)	(1.95)

Total distributions	(0.78)	–	–	(0.25)	(1.95)

Net asset value
End of year	$10.31	$9.61	$9.45	$7.03	$5.27

Total return(B)	15.69%	1.69%	34.42%	38.70%	(36.25)%

Net assets end of year (000’s)	$165,231	$151,443	$166,206	$128,238	$102,260
Ratio and supplemental data
Expenses to average net assets	0.85%	0.84%	0.84%	0.88%	0.83%
Net investment income (loss) to average net assets	0.18%	(0.42)%	(0.12)%	(0.26)%	(0.13)%
Portfolio turnover rate	33%	35%	34%	34%	30%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$9.39	$9.25	$6.90	$5.19	$10.14
Investment operations
Net investment loss(A)	– (C)	(0.06)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	1.42	0.20	2.37	1.99	(3.00)

Total operations	1.42	0.14	2.35	1.96	(3.03)

Distributions
From net realized gains	(0.78)	–	–	(0.25)	(1.92)

Total distributions	(0.78)	–	–	(0.25)	(1.92)

Net asset value
End of year	$10.03	$9.39	$9.25	$6.90	$5.19

Total return(B)	15.41%	1.51%	34.06%	38.33%	(36.40)%

Net assets end of year (000’s)	$73,603	$50,137	$34,204	$14,382	$7,434
Ratio and supplemental data
Expenses to average net assets	1.10%	1.09%	1.09%	1.13%	1.08%
Net investment loss to average net assets	(0.02)%	(0.67)%	(0.32)%	(0.48)%	(0.38)%
Portfolio turnover rate	33%	35%	34%	34%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Rounds to less than $(0.01) or $0.01.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2012 of $1 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trust (“REITs”): Dividend income related to a Real Estate Investment Trust is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economical conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.‘s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices.

Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.75% of ANA

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

1.00% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$83,804
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	76,791
U.S. Government	—

Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed (accumulated) net investment income (loss)	(1)
Undistributed (accumulated) net realized gain (loss) from investment securities	1

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	17,487
2011 Distributions paid from:
Ordinary Income	–
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$2,202

Undistributed Long-term Capital Gain	19,283

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	36,202

Other Temporary Differences	–

Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica T. Rowe Price Small Cap VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica T. Rowe Price Small Cap VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica T. Rowe Price Small Cap VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
21,590,097.9545	351,659.8120	341,096.3865

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
21,487,145.3648	403,845.8554	391,862.9328

Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
21,495,847.0437	374,285.7704	412,721.3389

Proposal III.C — Concentration

Affirmative	Against	Abstain
21,518,509.6471	373,111.8101	391,232.6958

Proposal III.D — Diversification

Affirmative	Against	Abstain
21,617,140.6110	309,332.1852	356,381.3568

Transamerica Series Trust		Annual Report 2012

Transamerica T. Rowe Price Small Cap VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made Long-Term Capital Gain Designation of $17,487 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

(unaudited)

MARKET ENVIRONMENT

During the fourth calendar quarter of 2011 we reported to Transamerica Asset Management, Inc. that, “(the) global markets recovery favored large, U.S.-based, dividend paying blue chip companies. It is our belief that this “safety trade” has created the opportunity for more long-term value in the generally overlooked and under-followed companies in which we invest.” Since writing that, we have seen the market largely vindicate our interpretation. Through calendar year 2012, equity markets have risen worldwide, though conditions remained volatile as investors watched Europe edge towards resolution of its sovereign debt issues and tried to measure the slowing growth in the U.S. and China.

The Russell 3000® Value Index (“Russell 3000® Value”) and the Morgan Stanley Capital International World Index (“MSCI World”) had a year of strong returns for global equities that tapered only a bit during the fourth quarter as the United States approached end of the year deadlines for its resolution of the “fiscal cliff,” policies of tax increases and spending cuts set to go into effect as part of 2011’s debt ceiling deal.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Third Avenue Value VP, Initial Class returned 20.82%. By comparison, its primary and secondary benchmarks, the Russell 3000® Value and the MSCI World, returned 17.55% and 16.54%, respectively.

STRATEGY REVIEW

As always, we managed the portfolio with an eye towards generating superior, long-term results while minimizing investment risk. We invested in companies trading at significant discount to net asset value (“NAV”) that have capacity to grow over time. During the year, we identified nine new investments and sold nine positions. One portfolio holding, Viterra, Inc., was acquired by rival Glencore International PLC at a substantial premium to our purchase price.

The majority of the portfolio’s holdings delivered positive performance for the year. The top driver of performance was Investor AB, a Swedish investment holding company run since 1916 by members of the Wallenberg family. Investor AB holds a diverse portfolio of public equities and private equity investments with stakes in industrial financial and pharmaceutical companies. Improving conditions have allowed for the discount to net asset value to narrow, better reflecting the underlying value of these diverse holdings.

Another global investment company and asset manager, Brookfield Asset Management, Inc. (“BAM”), was the second strongest performance driver. BAM is in the process of a value-creating resource conversion as it plans to spin off a portion of its commercial property operations into a publicly traded company called Brookfield Property Partners. The spin-off will allow BAM to focus on its asset management business while unlocking value in its real estate business for BAM shareholders.

Henderson Land Development Co., Ltd. was the third strongest performance contributor. Henderson Land Development Co., Ltd. shares rebounded after a rough 2011, when investors fled Hong Kong - based real estate related stocks on concerns over a macroeconomic crash that never materialized. Henderson Land Development Co., Ltd. reported strong operating results in 2012, both in its real estate and natural gas operations.

The most prominent performance detractor was AVX Corp. AVX Corp., which is majority owned by Kyocera Electronics, Inc., makes passive electronic components. AVX Corp. has been operating in a difficult environment for technology spending and is in the process of finalizing an environmental liability, but it has a solid competitive position and a rich balance sheet with cash and investments worth $1.1 billion and no debt. We believe that AVX Corp. has the flexibility and strength to deliver strong returns over time, despite present challenges.

We believe that the portfolio is well positioned for 2013. Over the course of the year, we added to our high tech holdings, with the additions of NVIDIA Corp., and Symantec Corp. to the portfolio. We also added to our global financials exposure, with the addition of Comerica, Inc., Daiwa Securities Group, Inc., White Mountains Insurance Group, Ltd., and Alleghany Corp.

Curtis R. Jensen

Yang Lie

Ian Lapey

Michael Lehmann

Portfolio Managers

Third Avenue Management LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	20.82%	(1.05)%	8.53%	01/02/1998
Russell 3000® Value *	17.55	0.83	7.54
MSCI World *	16.54	(0.60)	8.08
Service Class	20.54%	(1.28)%	8.46%	05/01/2003

NOTES

* The Russell 3000® Value Index (“Russell 3000® Value”) and Morgan Stanley Capital International World Index (“MSCI World”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Portfolio Name	Account Value	Value	During Period(B)	Value	During Period(B)	Expense Ratio
Transamerica Third Avenue Value VP
Initial Class	$1,000.00	$1,125.80	$5.18	$1,020.26	$4.93	0.97%
Service Class	1,000.00	1,125.20	6.52	1,019.00	6.19	1.22

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

% of Net
Asset Type	Assets

Common Stocks	87.6%
Repurchase Agreement	12.5
Securities Lending Collateral	6.3
Other Assets and Liabilities - Net	(6.4)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
COMMON STOCKS - 87.6%
France - 1.8%
Sanofi	26,550	$2,518
Germany - 0.9%
Lanxess AG	14,681	1,295
Hong Kong - 16.0%
Cheung Kong Holdings, Ltd.	484,847	7,544
Henderson Land Development Co., Ltd.	914,478	6,547
Hutchison Whampoa, Ltd.	648,912	6,876
Wheelock & Co., Ltd.	398,000	2,025
Japan - 7.6%
Daiwa Securities Group, Inc.	190,000	1,060
Mitsui Fudosan Co., Ltd.	142,538	3,487
Toyota Industries Corp. ^	200,193	6,391
Korea, Republic of - 4.1%
POSCO ADR ^	71,839	5,902
Sweden - 5.2%
Investor AB - Class A	292,854	7,503
Switzerland - 3.1%
Pargesa Holding SA	64,000	4,411
United Kingdom - 1.8%
Segro PLC REIT	633,823	2,573
United States - 47.1%
Alamo Group, Inc.	11,293	369
Alleghany Corp. ‡	7,500	2,516
Allscripts Healthcare Solutions, Inc. ‡	40,000	377
Applied Materials, Inc.	318,039	3,638
AVX Corp.	364,152	3,925
Bank of New York Mellon Corp.	276,559	7,108
Bristow Group, Inc.	54,649	2,932
Brookfield Asset Management, Inc. - Class A	210,376	7,711
Capital Southwest Corp.	6,895	687
Comerica, Inc.	110,000	3,337
Devon Energy Corp.	88,500	4,605
Electronics for Imaging, Inc. ‡	114,921	2,182
EnCana Corp. ^	109,000	2,154
Forest City Enterprises, Inc. - Class A ‡	256,423	4,141
Haemonetics Corp. ‡	26,000	1,062
Intel Corp.	129,039	2,662
Investment Technology Group, Inc. ‡	157,889	1,421
KeyCorp	385,000	3,242
Leucadia National Corp.	95,000	2,260
Lowe’s Cos., Inc.	37,000	1,314
NVIDIA Corp.	55,000	676
Rofin-Sinar Technologies, Inc. ‡	400	9
Symantec Corp. ‡	75,000	1,411
Tejon Ranch Co. ‡ ^	64,269	1,805
Tellabs, Inc.	466,171	1,063
Westwood Holdings Group, Inc. ^	53,207	2,176
White Mountains Insurance Group, Ltd.	5,450	2,806

Total Common Stocks (cost $107,510)		125,721

SECURITIES LENDING COLLATERAL - 6.3%
State Street Navigator Securities Lending
Trust - Prime Portfolio, 0.26% ▲	9,103,045	9,103
Total Securities Lending Collateral (cost $9,103)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 12.5%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $18,009 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 3.00%, due 12/01/2026, and with a total value of $18,371.	$18,009	$18,009
Total Repurchase Agreement (cost $18,009)

Total Investment Securities (cost $134,622)		152,833
Other Assets and Liabilities - Net		(9,222)

Net Assets		$143,611

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Percentage of
	Total Investment	Value
INVESTMENTS BY INDUSTRY (unaudited):	Securities	(000’s)
Real Estate Management & Development	21.8%	$33,259
Diversified Financial Services	9.3	14,174
Capital Markets	8.2	12,452
Semiconductors & Semiconductor Equipment	4.6	6,976
Industrial Conglomerates	4.5	6,877
Oil, Gas & Consumable Fuels	4.4	6,759
Commercial Banks	4.3	6,579
Auto Components	4.2	6,391
Metals & Mining	3.9	5,902
Insurance	3.5	5,322
Electronic Equipment & Instruments	2.6	3,934
Energy Equipment & Services	1.9	2,932
Real Estate Investment Trusts	1.7	2,573
Pharmaceuticals	1.6	2,518
Computers & Peripherals	1.4	2,182
Software	0.9	1,411
Specialty Retail	0.9	1,314
Chemicals	0.8	1,295
Communications Equipment	0.7	1,063
Health Care Equipment & Supplies	0.7	1,062
Health Care Technology	0.2	377
Machinery	0.2	369

Investment Securities, at Value	82.3	125,721
Short-Term Investments	17.7	27,112

Total Investments	100.0%	$152,833

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $8,896.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $141,023. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $21,545 and $9,735, respectively. Net unrealized appreciation for tax purposes is $11,810.

DEFINITIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$73,491	$52,230	$—	$125,721
Repurchase Agreement	—	18,009	—	18,009
Securities Lending Collateral	9,103	—	—	9,103
Total	$82,594	$70,239	$—	$152,833

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $116,613) (including securities loaned of $8,896)	$134,824
Repurchase agreement, at value (cost: $18,009)	18,009
Receivables:
Investment securities sold	83
Shares sold	5
Securities lending income (net)	4
Dividends	16
Dividend reclaims	37
Prepaid expenses	1

152,979

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	66
Management and advisory fees	97
Distribution and service fees	3
Trustees fees	–(A)
Transfer agent fees	–(A)
Administration fees	3
Printing and shareholder reports fees	73
Audit and tax fees	13
Other	10
Collateral for securities on loan	9,103

9,368

Net assets	$143,611

Net assets consist of:
Capital stock ($.01 par value)	$123
Additional paid-in capital	145,339
Accumulated net investment loss	(1,239)
Accumulated net realized loss from investment securities and foreign currency transactions	(18,823)
Net unrealized appreciation (depreciation) on:
Investment securities	18,211
Translation of assets and liabilities denominated in foreign currencies	–(A)

Net assets	$143,611

Net assets by class:
Initial Class	$131,905
Service Class	11,706
Shares outstanding:
Initial Class	11,251
Service Class	1,002
Net asset value and offering price per share:
Initial Class	$11.72
Service Class	11.68

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $213)	$3,519
Interest income	4
Securities lending income (net)	91

Total investment income	3,614

Expenses:
Management and advisory	1,156
Distribution and service:
Service Class	30
Printing and shareholder reports	83
Custody	49
Administration	34
Legal	7
Audit and tax	14
Trustees	5
Transfer agent	1
Other	4

Total expenses	1,383

Net investment income	2,231

Net realized gain (loss) on transactions from:
Investment securities	13,247
Foreign currency transactions	(57)

13,190

Net change in unrealized appreciation (depreciation) on:
Investment securities	11,791
Translation of assets and liabilities denominated in foreign currencies	–(A)

Net change in unrealized appreciation (depreciation)	11,791

Net realized and change in unrealized gain	24,981

Net increase in net assets resulting from operations	$27,212

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$2,231	$1,515
Net realized gain from investment securities and foreign currency transactions	13,190	10,557
Net change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	11,791	(37,173)

Net increase (decrease) in net assets resulting from operations	27,212	(25,101)

Distributions to shareholders:
From net investment income:
Initial Class	—	(7,957)
Service Class	—	(689)

Total distributions to shareholders	—	(8,646)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,126	10,618
Service Class	3,947	3,272

	8,073	13,890

Dividends and distributions reinvested:
Initial Class	—	7,957
Service Class	—	689

	—	8,646

Cost of shares redeemed:
Initial Class	(26,631)	(32,353)
Service Class	(6,146)	(6,973)

	(32,777)	(39,326)

Net decrease in net assets from capital shares transactions	(24,704)	(16,790)

Net increase (decrease) in net assets	2,508	(50,537)

Net assets:
Beginning of year	141,103	191,640

End of year	$143,611	$141,103

Accumulated net investment loss	$(1,239)	$(6,035)

Share activity:
Shares issued:
Initial Class	385	909
Service Class	368	273

	753	1,182

Shares issued-reinvested from dividends and distributions:
Initial Class	—	784
Service Class	—	68

	—	852

Shares redeemed:
Initial Class	(2,467)	(2,858)
Service Class	(579)	(613)

	(3,046)	(3,471)

Net increase (decrease) in shares outstanding:
Initial Class	(2,082)	(1,165)
Service Class	(211)	(272)

	(2,293)	(1,437)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$9.70	$11.99	$10.72	$8.50	$21.75
Investment operations
Net investment income(A)	0.17	0.10	0.09	0.13	0.17
Net realized and unrealized gain (loss)	1.85	(1.79)	1.49	2.78	(7.09)

Total operations	2.02	(1.69)	1.58	2.91	(6.92)

Distributions
From net investment income	–	(0.60)	(0.31)	–	(0.70)
From net realized gains	–	–	–	(0.69)	(5.63)

Total distributions	–	(0.60)	(0.31)	(0.69)	(6.33)

Net asset value
End of year	$11.72	$9.70	$11.99	$10.72	$8.50

Total return(B)	20.82%	(14.33)%	15.43%	34.88%	(41.15)%

Net assets end of year (000’s)	$131,905	$129,351	$173,877	$185,277	$160,338
Ratio and supplemental data
Expenses to average net assets	0.94%	0.90%	0.90%	0.92%	0.88%
Net investment income to average net assets	1.56%	0.88%	0.82%	1.36%	1.06%
Portfolio turnover rate	19%	7%	4%	8%	13%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$9.69	$11.96	$10.69	$8.50	$21.70
Investment operations
Net investment income(A)	0.14	0.07	0.06	0.10	0.14
Net realized and unrealized gain (loss)	1.85	(1.78)	1.50	2.78	(7.09)

Total operations	1.99	(1.71)	1.56	2.88	(6.95)

Distributions
From net investment income	–	(0.56)	(0.29)	–	(0.62)
From net realized gains	–	–	–	(0.69)	(5.63)

Total distributions	–	(0.56)	(0.29)	(0.69)	(6.25)

Net asset value
End of year	$11.68	$9.69	$11.96	$10.69	$8.50

Total return(B)	20.54%	(14.49)%	15.16%	34.52%	(41.28)%

Net assets end of year (000’s)	$11,706	$11,752	$17,763	$19,759	$16,916
Ratio and supplemental data
Expenses to average net assets	1.19%	1.15%	1.15%	1.17%	1.13%
Net investment income to average net assets	1.35%	0.66%	0.58%	1.12%	0.83%
Portfolio turnover rate	19%	7%	4%	8%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Third Avenue Value VP (the “Portfolio”) is part of TST. The Portfolio is “non-diversified” under the 1940 Act.

The Portfolio currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2012 of $6 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trust (“REITs”): Dividend income related to a Real Estate Investment Trust is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economical conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value.

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.80% of ANA

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

1.00% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$23,900
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	45,504
U.S. Government	—

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	2,565

Undistributed (accumulated) net realized gain (loss) from investment securities	(2,565)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$ 18,474	December 31, 2017

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $10,624.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$–

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	8,646

Long-term Capital Gain	–

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$4,813

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(18,474)

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	11,810

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

The Board of Trustees has approved reorganizations pursuant to which the Transamerica Third Avenue Value VP assets would be acquired, and its liabilities would be assumed, by Transamerica Systematic Small/Mid Cap Value VP, in exchange for shares of Transamerica Systematic Small/Mid Cap Value VP. Transamerica Third Avenue Value VP would then be liquidated, and shares of Transamerica Systematic Small/Mid Cap Value VP would be distributed to Transamerica Third Avenue Value VP shareholders. Under the reorganization, Transamerica Third Avenue Value VP shareholders would receive shares of Transamerica Systematic Small/Mid Cap Value VP with the same aggregate net asset value as its shares of Transamerica Third Avenue Value VP. The reorganization does not require shareholder approval. The reorganization is expected to occur during the second quarter of 2013.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Third Avenue Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Third Avenue Value VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Third Avenue Value VP (one of the funds constituting Transamerica Series Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
12,257,387.0756	240,559.2420	367,929.0904

Proposal III: To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
12,160,577.7150	312,835.3895	392,462.3035

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
12,169,813.2174	276,459.8702	419,602.3204

Proposal III.C — Concentration

Affirmative	Against	Abstain
12,074,368.1781	379,293.0226	412,214.2073

Proposal III.D — Diversification

Affirmative	Against	Abstain
12,176,376.5416	285,901.2524	403,597.6140

Transamerica Series Trust		Annual Report 2012

Transamerica Third Avenue Value VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (“ECB”) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns. This included direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite concerns about the looming U.S. “Fiscal Cliff”, tepid corporate revenue results, and economic malaise in Europe investors bid up risk assets. This was partially due to further signs of recovery in China, and indications that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

In this environment, nine of the ten sectors in the Russell 1000® Growth Index (“Russell 1000® Growth”) posted positive returns during the period. The Health Care 23.75% and Financials 22.19% sectors increased the most, while the Utilities (4.18)% and Energy 8.80% sectors lagged during the year.

PERFORMANCE

For the year ended December 31, 2012, Transamerica WMC Diversified Growth VP, Initial Class returned 13.17%. By comparison, its benchmark, the Russell 1000® Growth, returned 15.26%.

STRATEGY REVIEW

The portfolio investment process leverages the extensive research resources of Wellington Management Company, LLP and emphasizes a balance of growth, quality, and valuation criteria in selecting stocks. We utilize risk analysis tools to help maintain the Fund’s emphasis on stock selection and minimize other sources of relative risk. With this bottom-up approach incorporating diversified sources of alpha and effective risk analysis, our goal is to generate consistent outperformance over time.

The portfolio underperformed its benchmark primarily due to security selection. During the period, positive relative results from security selection in the Energy and Financials sectors was not enough to offset weaker stock selection within Information Technology and Industrials. Sector allocation, a result of bottom-up stock selection, contributed positively to relative performance, due largely to an overweight position in Information Technology.

The portfolio’s largest detractors from relative and absolute performance during the period included education company ITT Education Services, private education provider Apollo Group, and QLogic Corp., a designer and supplier of network infrastructure products that provide and manage computer data communication.

The portfolio’s largest contributors to relative performance during the period included Bank of America Corp., a diversified banking firm, and e-commerce company eBay, Inc. The portfolio’s positions in Apple, Inc., and Amgen, Inc. also contributed positively to returns during the year.

As of the end of the period, the portfolio was most overweight in the Health Care and Information Technology sectors, and most underweight in the Consumer Staples and Industrials sectors.

Paul E. Marrkand, CFA

Portfolio Manager

Wellington Management Company, LLP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	13.17%	(2.19)%	7.20%	12/31/1980
Russell 1000® Growth *	15.26	3.12	7.52
Service Class	12.86%	(2.44)%	6.43%	05/01/2003

NOTES

* The Russell 1000® Growth Index (“Russell 1000® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Portfolio Name	Account Value	Value	During Period(B)	Value	During Period(B)	Expense Ratio
Transamerica WMC Diversified Growth VP
Initial Class	$1,000.00	$1,027.60	$4.03	$1,021.17	$4.01	0.79%
Service Class	1,000.00	1,026.40	5.30	1,019.91	5.28	1.04

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

% of Net
Asset Type	Assets
Common Stocks	97.9%
Securities Lending Collateral	4.4
Repurchase Agreement	2.2
Other Assets and Liabilities - Net	(4.5)
Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
COMMON STOCKS - 97.9%
Aerospace & Defense - 3.2%
Boeing Co.	507,193	$38,222
Honeywell International, Inc.	584,379	37,091
Automobiles - 0.7%
Ford Motor Co.	1,189,644	15,406
Beverages - 2.5%
Coca-Cola Co.	1,609,993	58,362
Biotechnology - 5.8%
Amgen, Inc.	609,093	52,577
Biogen Idec, Inc. ‡	194,849	28,579
Celgene Corp. ‡	365,827	28,798
Gilead Sciences, Inc. ‡	375,911	27,611
Chemicals - 3.6%
CF Industries Holdings, Inc.	143,038	29,060
Monsanto Co.	427,942	40,504
Sherwin-Williams Co.	94,462	14,530
Commercial Services & Supplies - 0.9%
ADT Corp.	244,072	11,347
Tyco International, Ltd.	354,512	10,369
Communications Equipment - 7.2%
Cisco Systems, Inc.	6,221,964	122,263
Emulex Corp. ‡ ^	726,031	5,300
F5 Networks, Inc. ‡	89,099	8,656
QUALCOMM, Inc.	483,847	30,008
Riverbed Technology, Inc. ‡	237,387	4,681
Computers & Peripherals - 7.8%
Apple, Inc.	252,187	134,424
EMC Corp. ‡	475,664	12,034
NetApp, Inc. ‡	933,898	31,332
QLogic Corp. ‡ ^	288,763	2,810
Consumer Finance - 1.2%
American Express Co.	473,978	27,244
Diversified Consumer Services - 0.1%
ITT Educational Services, Inc. ‡ ^	74,578	1,291
Diversified Financial Services - 2.6%
Bank of America Corp.	3,726,043	43,222
JPMorgan Chase & Co.	404,502	17,786
Diversified Telecommunication Services - 2.6%
Verizon Communications, Inc.	1,426,585	61,728
Energy Equipment & Services - 3.2%
Core Laboratories NV	27,037	2,955
Diamond Offshore Drilling, Inc.	332,308	22,583
National Oilwell Varco, Inc.	235,667	16,108
Oceaneering International, Inc.	321,784	17,309
Transocean, Ltd.	346,199	15,458
Food & Staples Retailing - 4.8%
Costco Wholesale Corp.	275,862	27,247
CVS Caremark Corp.	622,893	30,117
Wal-Mart Stores, Inc.	834,408	56,931
Food Products - 0.5%
Green Mountain Coffee Roasters, Inc. ‡ ^	293,305	12,131
Health Care Equipment & Supplies - 3.8%
Abbott Laboratories	646,744	42,362
Edwards Lifesciences Corp. ‡	144,146	12,998
Hologic, Inc. ‡	711,384	14,249
Zimmer Holdings, Inc.	317,543	21,167
Health Care Providers & Services - 3.0%
Aetna, Inc. ^	397,008	18,381
McKesson Corp.	226,808	21,991
UnitedHealth Group, Inc.	539,038	29,238
Hotels, Restaurants & Leisure - 0.6%
Starwood Hotels & Resorts Worldwide, Inc.	78,864	4,524
Yum! Brands, Inc.	130,149	8,642
Industrial Conglomerates - 1.0%
General Electric Co.	1,132,073	23,762
Internet & Catalog Retail - 1.9%
Amazon.com, Inc. ‡	144,576	36,309
priceline.com, Inc. ‡	15,532	9,648

	Shares	Value (000’s)
Internet Software & Services - 5.0%
eBay, Inc. ‡	563,323	$28,741
Google, Inc. - Class A ‡	84,531	59,963
IAC/InterActiveCorp	636,297	30,097
IT Services - 3.8%
International Business Machines Corp.	298,379	57,154
Visa, Inc. - Class A	220,680	33,451
Life Sciences Tools & Services - 0.6%
Bruker Corp. ‡	595,863	9,099
Life Technologies Corp. ‡	105,970	5,201
Machinery - 2.1%
Dover Corp.	94,556	6,213
Illinois Tool Works, Inc.	336,892	20,486
Parker Hannifin Corp.	266,602	22,678
Media - 4.5%
Comcast Corp. - Class A	1,006,395	37,618
News Corp. - Class A	842,866	21,527
Omnicom Group, Inc.	531,316	26,545
Sirius XM Radio, Inc. ^	7,106,557	20,538
Metals & Mining - 0.3%
Allied Nevada Gold Corp. ‡ ^	246,882	7,439
Multiline Retail - 0.6%
Dollar Tree, Inc. ‡	356,925	14,477
Oil, Gas & Consumable Fuels - 1.6%
Exxon Mobil Corp.	261,665	22,647
Valero Energy Corp.	470,697	16,060
Personal Products - 0.2%
Herbalife, Ltd. ^	108,421	3,571
Pharmaceuticals - 3.6%
Eli Lilly & Co.	664,670	32,782
Johnson & Johnson	274,102	19,215
Merck & Co., Inc.	807,948	33,076
Semiconductors & Semiconductor Equipment - 1.8%
Altera Corp.	833,842	28,717
Xilinx, Inc.	410,163	14,725
Software - 7.8%
BMC Software, Inc. ‡	243,838	9,671
Check Point Software Technologies, Ltd. ‡ ^	413,297	19,689
Intuit, Inc.	119,712	7,123
Microsoft Corp.	2,602,550	69,567
NetSuite, Inc. ‡ ^	128,227	8,630
Oracle Corp.	1,503,766	50,105
Red Hat, Inc. ‡	322,924	17,102
Specialty Retail - 6.0%
Bed Bath & Beyond, Inc. ‡	105,237	5,884
Buckle, Inc. ^	330,894	14,771
Home Depot, Inc.	530,141	32,789
Lowe’s Cos., Inc.	989,681	35,154
O’Reilly Automotive, Inc. ‡	267,246	23,897
PetSmart, Inc.	237,191	16,210
TJX Cos., Inc.	319,289	13,554
Textiles, Apparel & Luxury Goods - 0.5%
Lululemon Athletica, Inc. ‡ ^	148,273	11,303
Tobacco - 2.5%
Philip Morris International, Inc.	705,855	59,038

Total Common Stocks (cost $2,092,851)		2,305,852

SECURITIES LENDING COLLATERAL - 4.4%
State Street Navigator Securities Lending
Trust - Prime Portfolio, 0.26% ▲	104,598,494	104,598
Total Securities Lending Collateral (cost $104,598)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 2.2%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $52,425 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 11/20/2027, and with a value of $53,477.	$52,425	$52,425
Total Repurchase Agreement (cost $52,425)

Total Investment Securities (cost $2,249,874)		2,462,875
Other Assets and Liabilities - Net		(105,028)

Net Assets		$2,357,847

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $101,948.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $2,255,854. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $254,372 and $47,351, respectively. Net unrealized appreciation for tax purposes is $207,021.

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$2,305,852	$—	$—	$2,305,852
Repurchase Agreement	—	52,425	—	52,425
Securities Lending Collateral	104,598	—	—	104,598
Total	$2,410,450	$52,425	$—	$2,462,875

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $2,197,449) (including securities loaned of $101,948)	$2,410,450
Repurchase agreement, at value (cost: $52,425)	52,425
Foreign currency, at value (cost: $30)	30
Receivables:
Investment securities sold	5,502
Shares sold	2,776
Securities lending income (net)	154
Dividends	1,429
Dividend reclaims	140
Prepaid expenses	14

2,472,920

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	7,734
Shares redeemed	737
Management and advisory fees	1,421
Distribution and service fees	28
Trustees fees	4
Transfer agent fees	3
Administration fees	50
Printing and shareholder reports fees	393
Audit and tax fees	13
Other	92
Collateral for securities on loan	104,598

115,073

Net assets	$2,357,847

Net assets consist of:
Capital stock ($.01 par value)	$971
Additional paid-in capital	2,260,712
Undistributed net investment income	24,826
Accumulated net realized loss from investment securities and foreign currency transactions	(141,673)
Net unrealized appreciation (depreciation) on:
Investment securities	213,001
Translation of assets and liabilities denominated in foreign currencies	10

Net assets	$2,357,847

Net assets by class:
Initial Class	$2,223,006
Service Class	134,841
Shares outstanding:
Initial Class	91,503
Service Class	5,620
Net asset value and offering price per share:
Initial Class	$24.29
Service Class	23.99

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $22)	$40,475
Interest income	8
Securities lending income (net)	3,836

Total investment income	44,319

Expenses:
Management and advisory	17,532
Distribution and service:
Service Class	357
Printing and shareholder reports	412
Custody	294
Administration	576
Legal	155
Audit and tax	12
Trustees	83
Transfer agent	17
Other	68

Total expenses	19,506

Net investment income	24,813

Net realized gain (loss) on transactions from:
Investment securities	142,081
Foreign currency transactions	14

142,095

Net change in unrealized appreciation (depreciation) on:
Investment securities	130,724
Translation of assets and liabilities denominated in foreign currencies	(11)

Net change in unrealized appreciation (depreciation)	130,713

Net realized and change in unrealized gain	272,808

Net increase in net assets resulting from operations	$297,621

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2012	December 31, 2011
From operations:
Net investment income	$24,813	$7,269
Net realized gain from investment securities and foreign currency transactions	142,095	154,953
Net change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	130,713	(233,278)

Net increase (decrease) in net assets resulting from operations	297,621	(71,056)

Distributions to shareholders:
From net investment income:
Initial Class	(7,188)	(6,820)
Service Class	(161)	(366)

Total distributions to shareholders	(7,349)	(7,186)

Capital share transactions:
Proceeds from shares sold:
Initial Class	192,709	88,205
Service Class	21,046	18,612

	213,755	106,817

Proceeds from fund acquisition:
Initial Class	—	495,120
Service Class	—	32,734

	—	527,854

Dividends and distributions reinvested:
Initial Class	7,188	6,820
Service Class	161	366

	7,349	7,186

Cost of shares redeemed:
Initial Class	(343,857)	(355,017)
Service Class	(44,607)	(25,125)

	(388,464)	(380,142)

Net increase (decrease) in net assets from capital shares transactions	(167,360)	261,715

Net increase in net assets	122,912	183,473

Net assets:
Beginning of year	2,234,935	2,051,462

End of year	$2,357,847	$2,234,935

Undistributed net investment income	$24,826	$7,348

Share activity:
Shares issued:
Initial Class	8,163	4,059
Service Class	883	844

	9,046	4,903

Shares issued on fund acquisition:
Initial Class	—	22,997
Service Class	—	1,538

	—	24,535

Shares issued-reinvested from dividends and distributions:
Initial Class	294	334
Service Class	7	18

	301	352

Shares redeemed:
Initial Class	(14,226)	(16,188)
Service Class	(1,868)	(1,143)

	(16,094)	(17,331)

Net increase (decrease) in shares outstanding:
Initial Class	(5,769)	11,202
Service Class	(978)	1,257

	(6,747)	12,459

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period			Initial Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$21.53	$22.46	$19.18	$14.98	$28.90
Investment operations
Net investment income(A)	0.25	0.09	0.08	0.10	0.15
Net realized and unrealized gain (loss)	2.59	(0.93)	3.31	4.26	(13.09)

Total operations	2.84	(0.84)	3.39	4.36	(12.94)

Distributions
From net investment income	(0.08)	(0.09)	(0.11)	(0.16)	(0.06)
From net realized gains	–	–	–	–	(0.92)

Total distributions	(0.08)	(0.09)	(0.11)	(0.16)	(0.98)

Net asset value
End of year	$24.29	$21.53	$22.46	$19.18	$14.98

Total return(B)	13.17%	(3.73)%	17.81%	29.20%	(46.00)%

Net assets end of year (000’s)	$2,223,006	$2,094,538	$1,932,732	$1,727,961	$1,442,534
Ratio and supplemental data
Expenses to average net assets	0.77%	0.77%	0.78%	0.79%	0.76%
Net investment income to average net assets	1.02%	0.39%	0.42%	0.63%	0.63%
Portfolio turnover rate	62%	57%	134%(C)	43%	33%

For a share outstanding throughout each period			Service Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$21.28	$22.23	$18.99	$14.80	$28.59
Investment operations
Net investment income(A)	0.18	0.03	0.03	0.06	0.08
Net realized and unrealized gain (loss)	2.56	(0.91)	3.27	4.21	(12.95)

Total operations	2.74	(0.88)	3.30	4.27	(12.87)

Distributions
From net investment income	(0.03)	(0.07)	(0.06)	(0.08)	–
From net realized gains	–	–	–	–	(0.92)

Total distributions	(0.03)	(0.07)	(0.06)	(0.08)	(0.92)

Net asset value
End of year	$23.99	$21.28	$22.23	$18.99	$14.80

Total return(B)	12.86%	(3.93)%	17.48%	28.90%	(46.17)%

Net assets end of year (000’s)	$134,841	$140,397	$118,730	$29,463	$23,553
Ratio and supplemental data
Expenses to average net assets	1.02%	1.02%	1.03%	1.04%	1.01%
Net investment income to average net assets	0.76%	0.15%	0.17%	0.37%	0.35%
Portfolio turnover rate	62%	57%	134%(C)	43%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s objectives.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC Diversified Growth VP (the “Portfolio”) is part of TST.

The Portfolio currently offers two class of shares; Initial Class and Service Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2012 of $1 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2012:

	Market Value	% of Net Assets

Transamerica Asset Allocation-Conservative VP	$43,531	1.85%

Transamerica Asset Allocation-Growth VP	88,961	3.77

Transamerica Asset Allocation-Moderate VP	205,860	8.73

Transamerica Asset Allocation-Moderate Growth VP	313,047	13.28

Transamerica BlackRock Tactical Allocation VP	43,149	1.83

Total	$694,548	29.46%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.75%
Over $500 million up to $2.5 billion	0.70%
Over $2.5 billion	0.65%

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.85% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2012.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$1,506,227
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	1,703,030
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	14

Undistributed (accumulated) net realized gain (loss) from investment securities	(14)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 121,100	December 31, 2017

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 was $141,225.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:

Ordinary Income	$7,349

Long-term Capital Gain	–

2011 Distributions paid from:

Ordinary Income	7,186

Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$ 24,827

Undistributed Long-term Capital Gain	–

Capital Loss Carryforwards	(121,100)

Post October Short-Term Capital Loss Deferral	(14,594)

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	207,031

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica WMC Diversified Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica WMC Diversified Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica WMC Diversified Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I:	To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II:	To approve a new investment advisory agreement with Transamerica Asset
Management, Inc.

Affirmative	Against	Abstain
96,561,337.3694	1,933,987.1676	2,606,395.7300

Proposal III:	To approve changes to the fundamental investment policies

Proposal III.A — Underwriting

Affirmative	Against	Abstain
95,897,052.5850	2,197,679.2648	3,006,988.4172

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
96,174,785.1246	2,136,505.1586	2,790,429.9838

Proposal III.C — Concentration

Affirmative	Against	Abstain
96,003,957.8641	2,104,859.6915	2,992,902.7114

Proposal III.D — Diversification

Affirmative	Against	Abstain
96,618,892.4348	1,718,312.3232	2,764,515.5090

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth II VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (“ECB”) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns. This included direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite concerns about the looming U.S. “Fiscal Cliff”, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets. This was partially due to further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

In this environment, nine of the ten sectors in the Russell 1000® Growth Index (“Russell 1000® Growth”) posted positive returns during the period. The Health Care 23.75% and Financials 22.19% sectors increased the most, while the Utilities (4.18%) and Energy 8.80% sectors lagged during the year.

PERFORMANCE

For the year ended December 31, 2012, Transamerica WMC Diversified Growth II VP, Initial Class returned 13.96%. By comparison, its benchmark, the Russell 1000® Growth returned 15.26%.

STRATEGY REVIEW

The portfolio’s investment process leverages the extensive research resources of Wellington Management and emphasizes a balance of growth, quality, and valuation criteria in selecting stocks. We utilize risk analysis tools to help maintain the portfolio’s emphasis on stock selection and minimize other sources of relative risk. With this bottom-up approach incorporating diversified sources of alpha and effective risk analysis, our goal is to generate consistent outperformance over time.

The portfolio underperformed its benchmark primarily due to security selection. During the period, positive relative results from security selection in the Energy and Financials sectors was not enough to offset weaker stock selection within Information Technology and Industrials. Sector allocation, a result of bottom-up stock selection, contributed positively to relative performance, due largely to an overweight position in Information Technology.

The portfolio’s largest detractors from relative performance during the period included education company ITT Education Services, global semiconductor company Altera Corp., and Apollo Group, a private education provider. The portfolio’s position in QLogic Corp., a designer and supplier of network infrastructure products that provide and manage computer data communication also detracted from absolute returns during the period.

The portfolio’s largest contributors to relative performance during the period included Intel Corp., a semiconductor manufacturer, Bank of America Corp, a diversified banking firm, and e-commerce company eBay, Inc. The portfolio’s positions in Apple, Inc., and Amgen, Inc. also contributed positively to returns during the year.

As of the end of the period, the portfolio was most overweight in the Health Care and Information Technology sectors, and most underweight in the Consumer Staples and Industrials sectors.

Paul E. Marrkand, CFA

Portfolio Manager

Wellington Management Company, LLP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth II VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	13.96%	(0.72)%	5.99%	12/30/2003
Russell 1000® Growth *	15.26	3.12	5.32

NOTES

* The Russell 1000® Growth Index (“Russell 1000® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth II VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Portfolio Name	Account Value	Value	During Period(B)	Value	During Period(B)	Expense Ratio
Transamerica WMC Diversified Growth II VP
Initial Class	$1,000.00	$1,030.20	$1.53	$1,023.63	$1.53	0.30%

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2012

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

% of Net
Asset Type	Assets

Common Stocks	96.8%
Securities Lending Collateral	17.7
Repurchase Agreement	3.3
Other Assets and Liabilities - Net	(17.8)

Total	100.0%

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth II VP

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
COMMON STOCKS - 96.8%
Aerospace & Defense - 3.1%
Boeing Co.	2,875	$217
Honeywell International, Inc.	3,385	215
Automobiles - 0.7%
Ford Motor Co. ^	6,931	90
Beverages - 2.4%
Coca-Cola Co.	9,222	334
Biotechnology - 5.5%
Amgen, Inc. ^	3,308	286
Biogen Idec, Inc. ‡	1,051	154
Celgene Corp. ‡	1,960	154
Gilead Sciences, Inc. ‡ ^	2,195	161
Chemicals - 3.4%
CF Industries Holdings, Inc.	796	162
Monsanto Co.	2,441	231
Sherwin-Williams Co.	509	78
Commercial Services & Supplies - 0.9%
ADT Corp.	1,359	64
Tyco International, Ltd.	1,961	57
Communications Equipment - 7.3%
Cisco Systems, Inc.	38,013	746
Emulex Corp. ‡ ^	4,057	30
F5 Networks, Inc. ‡	553	54
QUALCOMM, Inc.	2,479	154
Riverbed Technology, Inc. ‡	1,192	24
Computers & Peripherals - 7.6%
Apple, Inc.	1,455	776
EMC Corp. ‡ ^	3,525	89
NetApp, Inc. ‡	5,073	170
QLogic Corp. ‡ ^	194	2
Consumer Finance - 1.1%
American Express Co.	2,740	157
Diversified Consumer Services - 0.1%
ITT Educational Services, Inc. ‡	656	11
Diversified Financial Services - 2.5%
Bank of America Corp.	21,342	248
JPMorgan Chase & Co.	2,320	102
Diversified Telecommunication Services - 2.6%
Verizon Communications, Inc.	8,168	353
Energy Equipment & Services - 3.3%
Core Laboratories NV	298	33
Diamond Offshore Drilling, Inc.	2,112	143
National Oilwell Varco, Inc.	1,290	88
Oceaneering International, Inc.	1,869	101
Transocean, Ltd.	1,898	85
Food & Staples Retailing - 4.8%
Costco Wholesale Corp.	1,552	153
CVS Caremark Corp.	3,753	181
Wal-Mart Stores, Inc.	4,769	326
Food Products - 0.5%
Green Mountain Coffee Roasters, Inc. ‡ ^	1,650	68
Health Care Equipment & Supplies - 3.8%
Abbott Laboratories	3,614	236
Edwards Lifesciences Corp. ‡	784	71
Hologic, Inc. ‡	4,534	91
Zimmer Holdings, Inc. ^	1,800	120
Health Care Providers & Services - 2.9%
Aetna, Inc. ^	2,181	101
McKesson Corp.	1,280	124
UnitedHealth Group, Inc.	3,180	173
Hotels, Restaurants & Leisure - 0.5%
Starwood Hotels & Resorts Worldwide, Inc.	455	26
Yum! Brands, Inc.	724	48
Industrial Conglomerates - 1.0%
General Electric Co.	6,783	142

	Shares	Value (000’s)
Internet & Catalog Retail - 2.0%
Amazon.com, Inc. ‡	846	$212
priceline.com, Inc. ‡	91	57
Internet Software & Services - 4.8%
eBay, Inc. ‡	3,305	169
Google, Inc. - Class A ‡	457	323
IAC/InterActiveCorp ^	3,521	167
IT Services - 3.7%
International Business Machines Corp.	1,723	330
Visa, Inc. - Class A ^	1,214	184
Life Sciences Tools & Services - 0.6%
Bruker Corp. ‡	3,554	54
Life Technologies Corp. ‡	604	30
Machinery - 1.9%
Dover Corp.	666	44
Illinois Tool Works, Inc. ^	1,810	110
Parker Hannifin Corp. ^	1,342	114
Media - 4.5%
Comcast Corp. - Class A ^	5,725	215
News Corp. - Class A	4,826	123
Omnicom Group, Inc. ^	3,152	157
Sirius XM Radio, Inc. ^	40,889	118
Metals & Mining - 0.3%
Allied Nevada Gold Corp. ‡ ^	1,400	42
Multiline Retail - 0.6%
Dollar Tree, Inc. ‡	1,972	80
Oil, Gas & Consumable Fuels - 1.7%
Exxon Mobil Corp.	1,469	127
Valero Energy Corp.	3,318	113
Personal Products - 0.2%
Herbalife, Ltd. ^	624	21
Pharmaceuticals - 3.5%
Eli Lilly & Co.	3,789	187
Johnson & Johnson ^	1,577	111
Merck & Co., Inc.	4,614	188
Semiconductors & Semiconductor Equipment - 2.2%
Altera Corp. ^	5,920	204
Xilinx, Inc.	2,612	94
Software - 8.0%
BMC Software, Inc. ‡	1,193	47
Check Point Software Technologies, Ltd. ‡ ^	2,467	118
Intuit, Inc. ^	686	41
Microsoft Corp.	14,896	398
NetSuite, Inc. ‡ ^	716	48
Oracle Corp.	9,991	333
Red Hat, Inc. ‡	1,812	96
Specialty Retail - 5.9%
Bed Bath & Beyond, Inc. ‡	544	30
Buckle, Inc. ^	1,760	79
Home Depot, Inc.	3,009	186
Lowe’s Cos., Inc.	5,668	202
O’Reilly Automotive, Inc. ‡	1,503	134
PetSmart, Inc. ^	1,379	94
TJX Cos., Inc.	2,176	92
Textiles, Apparel & Luxury Goods - 0.4%
Lululemon Athletica, Inc. ‡ ^	786	60
Tobacco - 2.5%
Philip Morris International, Inc.	4,077	341
Total Common Stocks (cost $11,760)		13,302
SECURITIES LENDING COLLATERAL - 17.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	2,433,994	2,434
Total Securities Lending Collateral (cost $2,434)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth II VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 3.3%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $449 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $462.	$449	$449
Total Repurchase Agreement (cost $449)

Total Investment Securities (cost $14,643)		16,185
Other Assets and Liabilities - Net		(2,440)

Net Assets		$13,745

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $2,379.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $14,677. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $1,769 and $261, respectively. Net unrealized appreciation for tax purposes is $1,508.

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$13,302	$—	$—	$13,302
Repurchase Agreement	—	449	—	449
Securities Lending Collateral	2,434	—	—	2,434
Total	$15,736	$449	$—	$16,185

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica WMC Diversified Growth II VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $14,194) (including securities loaned of $2,379)	$15,736
Repurchase agreement, at value (cost: $449)	449
Receivables:
Investment securities sold	39
Securities lending income (net)	1
Dividends	8
Due from advisor	9
Prepaid expenses	–(A	)

	16,242

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	44
Shares redeemed	1
Trustees fees	–(A	)
Transfer agent fees	–(A	)
Administration fees	–(A	)
Audit and tax fees	13
Other	5
Collateral for securities on loan	2,434

	2,497

Net assets	$13,745

Net assets consist of:
Capital stock ($.01 par value)	$18
Additional paid-in capital	11,077
Undistributed net investment income	221
Undistributed net realized gain from investment securities	887
Net unrealized appreciation (depreciation) on:
Investment securities	1,542

Net assets	$13,745

Shares outstanding	1,830
Net asset value and offering price per share	$7.51

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of – (A))	$233
Interest income	–(A	)
Securities lending income (net)	30

Total investment income	263

Expenses:
Management and advisory	43
Printing and shareholder reports	2
Custody	62
Administration	3
Legal	1
Audit and tax	13
Trustees	1
Transfer agent	–(A	)
Other	–(A	)

Total expenses	125

Less waiver/reimbursement	(82)

Net expenses	43

Net investment income	220

Net realized gain (loss) on transactions from:
Investment securities	975

Net change in unrealized appreciation (depreciation) on:
Investment securities	623

Net realized and change in unrealized gain	1,598

Net increase in net assets resulting from operations	$1,818

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2012

Transamerica WMC Diversified Growth II VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2012	December 31, 2011

From operations:
Net investment income	$220	$125
Net realized gain from investment securities	975	1,090
Net change in unrealized appreciation (depreciation) on investment securities	623	(1,425)

Net increase (decrease) in net assets resulting from operations	1,818	(210)

Distributions to shareholders:
From net investment income	(125)	(128)
From net realized gains	(810)	—

Total distributions to shareholders	(935)	(128)

Capital share transactions:
Proceeds from shares sold	14	—
Dividends and distributions reinvested	935	128
Cost of shares redeemed	(1,226)	(1,117)

Net decrease in net assets from capital shares transactions	(277)	(989)

Net increase (decrease) in net assets	606	(1,327)

Net assets:
Beginning of year	13,139	14,466

End of year	$13,745	$13,139

Undistributed net investment income	$221	$126

Share activity:
Shares issued	2	—
Shares issued-reinvested from dividends and distributions	124	19
Shares redeemed	(156)	(152)

Net decrease in shares outstanding	(30)	(133)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth II VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$7.06	$7.26	$6.16	$4.70	$10.32
Investment operations
Net investment income(A)	0.12	0.07	0.06	0.06	0.09
Net realized and unrealized gain (loss)	0.87	(0.20)	1.10	1.48	(4.28)

Total operations	0.99	(0.13)	1.16	1.54	(4.19)

Distributions
From net investment income	(0.07)	(0.07)	(0.06)	(0.08)	(0.07)
From net realized gains	(0.47)	–	–	–	(1.36)

Total distributions	(0.54)	(0.07)	(0.06)	(0.08)	(1.43)

Net asset value
End of year	$7.51	$7.06	$7.26	$6.16	$4.70

Total return(B)	13.96%	(1.76)%	19.08%	32.95%	(45.59)%

Net assets end of year (000’s)	$13,745	$13,139	$14,466	$14,019	$10,956
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.88%	0.81%	1.01%	0.56%	0.47%
Net investment income to average net assets	1.55%	0.89%	0.93%	1.07%	1.08%
Portfolio turnover rate	56%	53%	142%(C)	46%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s objectives.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC Diversified Growth II VP (the “Portfolio”) is part of TST.

The Portfolio currently offers one class of shares; Initial Class.

This report should be read in conjunction with the Portfolio’s current prospectus, which contains more complete information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2012 amounted to less than $1 and are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend date, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Portfolio are also officers and/or directors of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.30% of ANA

TAM has contractually agreed through May 1, 2013, to waive fees and/or reimburse Portfolio expenses to the extent that the Portfolio’s total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

0.30% Expense Limit

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2012, the amount reimbursed/waived by TAM was $82.

The following amounts were available for recapture by TAM as of December 31, 2012:

Amount	Year	Available
Available	Reimbursed	Through
$72	2011	12/31/2013
82	2012	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.15% for Initial Class.

TCI has determined that it will not seek payment by the Portfolio of the distribution expenses incurred with respect to the Initial Class shares before May 1, 2013. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. Effective May 1, 2012, the Portfolio pays TFS an annual fee of 0.025% of ANA. Prior to May 1, 2012, the Portfolio paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

Purchases of securities:
Long-term	$7,841
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	9,222
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolio’s tax provisions taken or expected to be taken for all open tax years 2009 - 2012, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$–

Undistributed (accumulated) net investment income (loss)	♦

Undistributed (accumulated) net realized gain (loss) from investment securities	(♦)

♦ Amount rounds to less than $1.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows:

2012 Distributions paid from:
Ordinary Income	$151
Long-term Capital Gain	784
2011 Distributions paid from:
Ordinary Income	128
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2012 are as follows:

Undistributed Ordinary Income	$220

Undistributed Long-term Capital Gain	922

Capital Loss Carryforwards	–

Post October Short-Term Capital Loss Deferral	–

Post October Long-Term Capital Loss Deferral	–

Late Year Ordinary Loss Deferral	–

Net Unrealized Appreciation (Depreciation)	1,508

Other Temporary Differences	–

NOTE 6. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth II VP

                                                     Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica WMC Diversified Growth II VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica WMC Diversified Growth II VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica WMC Diversified Growth II VP (one of the funds constituting Transamerica Series Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth II VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

Proposal I: To elect Board Members:

Proposed Trustee	Affirmative	Withhold
Thomas A. Swank	3,147,317,495.5594	107,691,880.3396

Sandra N. Bane	3,149,203,095.5407	105,806,280.3583

Leo J. Hill	3,150,204,510.3650	104,804,865.5340

David W. Jennings	3,150,470,989.3595	104,538,386.5395

Russell A. Kimball, Jr.	3,145,339,616.4812	109,669,759.4178

Eugene M. Mannella	3,148,973,644.5989	106,035,731.3001

Norman R. Nielsen	3,144,686,326.2429	110,323,049.6561

Joyce G. Norden	3,146,316,264.1103	108,693,111.7887

Patricia L. Sawyer	3,150,867,351.9717	104,142,023.9273

John W. Waechter	3,148,263,299.7626	106,746,076.1364

Alan F. Warrick	3,148,531,004.9702	106,478,370.9288

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

Proposal II: To approve a new investment advisory agreement with Transamerica Asset Management, Inc.

Affirmative	Against	Abstain
1,739,391.7972	47,737.4608	0.0000

Proposal III: To approve changes to the fundamental investment policies

                Proposal III.A — Underwriting

Affirmative	Against	Abstain
1,739,391.7972	47,737.4608	0.0000

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth II VP

RESULTS OF SHAREHOLDER PROXY (continued)

(unaudited)

Proposal III.B — Real Estate

Affirmative	Against	Abstain
1,739,391.7972	47,737.4608	0.0000

Proposal III.C — Concentration

Affirmative	Against	Abstain
1,739,391.7972	47,737.4608	0.0000

Proposal III.D — Diversification

Affirmative	Against	Abstain
1,739,391.7972	47,737.4608	0.0000

Transamerica Series Trust		Annual Report 2012

Transamerica WMC Diversified Growth II VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Portfolio has made Long-Term Capital Gain Designation of $784 for the year ended December 31, 2012.

Transamerica Series Trust		Annual Report 2012

TRANSAMERICA SERIES TRUST

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on August 2, 2012, the Board reviewed and considered the approval of a proposed investment advisory agreement (the “New Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and each of the funds listed below (each a “Portfolio,” and collectively, the “Portfolios”). Following their review and consideration the Board determined that the New Advisory Agreement will enable shareholders to continue to enjoy investment management services at a cost that is reasonable in light of the services rendered. The Board, including the Independent Board Members, approved the New Advisory Agreement for each Portfolio.

Transamerica AEGON Active Asset Allocation - Conservative VP	Transamerica JPMorgan Core Bond VP
Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Transamerica JPMorgan Enhanced Index VP
Transamerica AEGON Active Asset Allocation - Moderate VP	Transamerica JPMorgan Mid Cap Value VP
Transamerica AEGON High Yield Bond VP	Transamerica JPMorgan Tactical Allocation VP
Transamerica AEGON Money Market VP	Transamerica Legg Mason Dynamic Allocation - Balanced VP
Transamerica AEGON U.S. Government Securities VP	Transamerica Legg Mason Dynamic Allocation - Growth VP
Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica Madison Balanced Allocation VP
Transamerica Asset Allocation – Conservative VP	Transamerica Madison Conservative Allocation VP
Transamerica Asset Allocation – Growth VP	Transamerica Madison Diversified Income VP
Transamerica Asset Allocation – Moderate VP	Transamerica Madison Large Cap Growth VP
Transamerica Asset Allocation - Moderate Growth VP	Transamerica Madison Moderate Growth Allocation VP
Transamerica BlackRock Global Allocation VP	Transamerica MFS International Equity VP
Transamerica BlackRock Large Cap Value VP	Transamerica Morgan Stanley Active International Allocation VP
Transamerica BlackRock Tactical Allocation VP	Transamerica Morgan Stanley Capital Growth VP
Transamerica Clarion Global Real Estate Securities VP	Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Efficient Markets VP	Transamerica Multi-Managed Balanced VP
Transamerica Hanlon Balanced VP (now, Transamerica PIMCO Tactical – Balanced VP)	Transamerica Multi Managed Large Cap Core VP
Transamerica Hanlon Growth VP (now, Transamerica PIMCO Tactical – Growth VP)	Transamerica PIMCO Real Return TIPS VP
Transamerica Hanlon Growth and Income VP (now, Transamerica PIMCO Tactical – Conservative VP)	Transamerica PIMCO Total Return VP
Transamerica Hanlon Income VP	Transamerica ProFund UltraBear VP
Transamerica Index 35 VP	Transamerica Systematic Small/Mid Cap Value VP
Transamerica Index 50 VP	Transamerica T. Rowe Price Small Cap VP
Transamerica Index 75 VP	Transamerica Third Avenue Value VP
Transamerica Index 100 VP	Transamerica WMC Diversified Growth VP
Transamerica International Moderate Growth VP	Transamerica WMC Diversified Growth II VP
Transamerica Janus Balanced VP
Transamerica Jennison Growth VP

TRANSAMERICA SERIES TRUST (continued)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(unaudited)

In reaching their decisions, the Board requested and obtained from TAM information they deemed necessary to evaluate the New Advisory Agreement, and also considered information they had previously received from TAM in connection with the initial approval or annual consideration, as applicable, of a Portfolio’s existing investment advisory agreement (the “Current Advisory Agreement”). In considering the New Advisory Agreement for each Portfolio, the Board evaluated a number of factors and considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.

Among other matters, the Board considered:

•	the terms and conditions of the New Advisory Agreement, including the differences from the Current Advisory Agreement;
•	the differences among the various Current Advisory Agreements, as well as differences with the advisory agreements of other funds in the Transamerica Fund complex and current industry practices;
•	the fact that each Portfolio’s advisory fees will remain the same under the New Advisory Agreement;
•	the nature, scope and quality of services that TAM as investment adviser is expected to continue to provide to the Portfolios; and
•

the fact that the Board performed a full review of the Current Advisory Agreement for each Portfolio either in June 2012 or, if the Portfolio is relatively new, at the time of the Portfolio’s launch, as required by the Investment Company Act of 1940, as amended, and determined that TAM has the capabilities, resources and personnel necessary to provide the advisory services then being provided and anticipated to be provided to each Portfolio, and that the fees paid by each Portfolio represented reasonable compensation to TAM in light of the services provided.

In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio. The Board of each applicable Portfolio, including a majority of the Independent Board Members, concluded that the terms of the New Advisory Agreement are reasonable, and that the New Advisory Agreement should be approved and recommended to Portfolio shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by TAM under each New Advisory Agreement, the Board considered, among other things, that the differences between the New Advisory Agreement and the Current Advisory Agreements are not expected to result in any diminution in the nature, quality and extent of services provided to each Portfolio and its shareholders and that it is expected that TAM will continue to provide high quality advisory services under the New Advisory Agreement. The Board considered the services provided by TAM for the advisory fee it will receive, after payment of a Portfolio’s sub-advisory fee, if applicable, including oversight of the services provided by the Portfolios’ administrator, custodian and transfer agent and supervision of the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions of the Portfolios, as well as the “manager of managers” services TAM will provide. The Board also considered that they recently had performed a full review of each Current Advisory Agreement and had determined that TAM can provide investment and related services that are appropriate in scope and extent in light of each Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

Based on their review of the materials provided and the assurances they received from TAM, the Board of each Portfolio determined that if the New Advisory Agreement is adopted, TAM will continue to provide the advisory services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

Investment Performance

The Board considered the performance results of the Portfolios. The Board Members noted that they had recently considered the performance of the Portfolios over various time periods in connection with the consideration of the applicable Current Advisory Agreements in June 2012 or, for relatively new Portfolios, had considered certain performance information prior to the Portfolio’s launch. Based on this information, the Board determined that TAM continues to be capable of generating a level of investment performance that is appropriate in light of each Portfolio’s investment objectives, policies and strategies.

Advisory Fees and Total Expense Ratios

The Board noted that the advisory fees and total expense ratios of each Portfolio are expected to remain the same under the New Advisory Agreement. The Board considered that it had recently considered information provided by Lipper Inc. comparing the advisory fee and total expense ratio of each Portfolio to the management fees and total expense ratios of comparable investment companies. On the basis of these considerations, the Board Members determined that the advisory fees to be received by TAM under the New Advisory Agreement continue to be reasonable in light of the services provided.

Costs of Services Provided and Profitability

The Board considered information provided by TAM regarding the profitability of TAM with respect to the advisory services it provides to each Portfolio. The Board considered that it had recently reviewed profitability information about TAM’s costs of providing and/or procuring fund management services, as applicable, as well as the costs of providing administration, transfer agency and other services to the Portfolios. The Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolios was not excessive.

TRANSAMERICA SERIES TRUST (continued)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(unaudited)

Economies of Scale

The Board considered information on the advisory fees paid by each Portfolio, taking into account any applicable breakpoint fee structures to account for economies of scale, and concluded that each Portfolio’s fee structure reflected economies of scale to date. The Board also noted that, in the future, they would have the opportunity to periodically reexamine whether each Portfolio has achieved economies of scale and the appropriateness of advisory fees payable to TAM.

Fallout Benefits

The Board took into consideration the character of other incidental benefits to TAM from its relationship with each Portfolio. The Board noted that TAM is not expected to realize “soft dollar” benefits from its relationship with the Portfolios. The Board considered that the costs, nature, scope and quality of administrative and other services provided to the Portfolios by affiliates of TAM will not change as a result of approval of the New Advisory Agreement.

Other Considerations

The Board considered that the New Advisory Agreement would more closely align the Portfolios with current industry practice and standardize the terms of the advisory agreements across the Portfolios, allowing for more efficient monitoring and administration of their performance. In addition, the Board Members noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to continue to manage the Portfolios in a professional manner that is consistent with the best interests of the Portfolios and their shareholders. In this regard, the Board favorably considered the procedures and policies to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the sub-advisers, if applicable.

TRANSAMERICA SERIES TRUST

Management of the Trust

(unaudited)

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.

The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). Transamerica Mutual Funds consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 162 funds as of the mailing of this annual report.
The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds that the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Thomas A. Swank (1960)	Board Member, President and Chief Executive Officer	Since 2012	President and Chief Executive Officer, Transamerica Individual Savings & Retirement (2010 – present);	162	N/A
			President and Chief Executive Officer, Transamerica Capital Management (2009 – present);

			Board Member (November 2012 – present), President and Chief Executive Officer, Transamerica Funds, TST, TIS, (May 2012 – present);

			Board Member (March 2013 - present), President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (May 2012 – present);

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Thomas A. Swank (continued)			Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”) (May 2012 – present);	162	N/A
			Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”) (May 2012 – present);
			Director and Trust Officer, Massachusetts Fidelity Trust Company (May 2012 – present);
			Director, AEGON Sony Life Insurance Co., LTD. (2011 – present);
			Division President, Monumental Life Insurance Company (2011 – present);
			Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present);
			Vice President, Money Services, Inc. (2011 – present);
			Director, AEGON Financial Services Group, Inc. (2010 – present);
			Director, AFSG Securities Corporation (2010 – present);
			Director and President, Transamerica Advisors Life Insurance Company (2010 – present);

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBER — continued
Thomas A. Swank (continued)			Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);
			Director and President, Transamerica Resources, Inc. (2010 – present);
			Executive Vice President, Transamerica Life Insurance Company (2010 – present);
			Executive Vice President, Transamerica Financial Life Insurance Company (2009 – present);
			Director, Transamerica Capital, Inc. (2009 – present); and

President and Chief Operating Officer (2007 – 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer (2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000) and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);	162	First Allied Holdings Inc. (January 2013 – present)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBER — continued
Alan F. Warrick (continued)			Consultant, AEGON USA (2010 – 2011);
			Senior Advisor, Lovell Minnick Equity Partners (2010 – present);
			Retired (2010 – present); and
			Managing Director for Strategic Business Development, AEGON USA (1994 – 2010).
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TII (2003 – 2010); and Partner, KPMG (1975 – 1999).	162	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2001	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present);	162	Ameris Bancorp (January 2013 – present); Ameris Bank (January 2013 – present)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);
			Board Member, TII (2008 – 2010);
			President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);
			Market President, Nations Bank of Sun Coast Florida (1998 – 1999);
			Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);
			Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and
			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).
David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and	162	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
David W. Jennings (continued)			Principal, Cobble Creek Management LP (2004 – 2006).
Russell A. Kimball, Jr. (1944)	Board Member	Since 1986	General Manager, Sheraton Sand Key Resort (1975 – present);	162	N/A
			Board Member, TST (1986 – present);
			Board Member, Transamerica Funds, (1986 – 1990), (2002 – present);
			Board Member, TIS (2002 – present);
			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and
			Board Member, TII (2008 – 2010).
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present);	162	N/A
			Self-employed consultant (2006 – present);
			Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present);
			President, ARAPAHO Partners LLC (limited purpose broker- dealer) (1998 – 2008);

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Eugene M. Mannella (continued)			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);
			Board Member, Transamerica Funds, TST and TIS (2007 – present);
			Board Member, TII (2008 – 2010); and
			President, International Fund Services (alternative asset administration) (1993 – 2005).
Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present);	162	Buena Vista University Board of Trustees (2004 – present)
			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);
			Board Member, TII (2008 – 2010);
			Director, Aspire Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present);
			Director, League for Innovation in the Community Colleges (1985 – 2005);
			Director, Iowa Health Systems (1994 – 2003);
			Director, U.S. Bank (1985 – 2006); and
			President, Kirkwood Community College (1985 – 2005).

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present);	162	Board of Governors, Reconstructionist Rabbinical College (2007 – 2012)
			Board Member, TPP (2002 – present);
			Board Member, Transamerica Funds, TST and TIS (2007 – present);
			Board Member, TII (2008 – 2010); and
			Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).
Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007);	162	Honorary Trustee, Bryant University (1996 – present)
			Board Member, Transamerica Funds, TST and TIS (2007 – present);
			Board Member, TII (2008 – 2010);
			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);
			Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University;

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (continued)			Vice President, American Express (1987 – 1989);	162
			Vice President, The Equitable (1986 – 1987); and
			Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).
John W. Waechter (1952)	Board Member	Since 2004	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present);	162	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – 2013)
			Board Member, Transamerica Funds (2005 – present);
			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);
			Board Member, TII (2008 – 2010);
			Employee, RBC Dain Rauscher (securities dealer) (2004);
			Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and
			Treasurer, The Hough Group of Funds (1993 – 2004).

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Officers

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas A. Swank (1960)	Board Member, President and Chief Executive Officer	Since 2012	See table above.
Timothy S. Galbraith (1964)	Vice President and Chief Investment Officer, Alternative Investments	Since 2012

Vice President and Chief Investment Officer, Alternative Investments, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2012 – present);

Senior Vice President and Chief Investment Officer, Alternative Investments (March 2012 – present), TAM;

Head of Alternative Investment Strategies, Morningstar Associates, LLC (2009 – March 2012); and

Managing Director, Bear Stearns Asset Management (2001 – 2009).

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006	Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);
Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);
Vice President, General Counsel and Secretary, TII, (2006 – 2010);
Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – present);
Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);
Assistant Vice President, TCI (2007 – present);
Director, Deutsche Asset Management (1998 – 2006); and

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)			Corporate Associate, Ropes & Gray LLP (1995 – 1998).
Todd R. Porter (1961)	Vice President and Chief Investment Officer, Asset Allocation	Since 2012

Vice President and Chief Investment Officer, Asset Allocation, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2012 – present);

Senior Vice President and Chief Investment Officer, Asset Allocation (April 2012 – present), TAM;

Chief Investment Officer, Fund Architects, LLC (2007 – 2012); and

Chief Investment Strategist, Morningstar Associates, LLC (1999 – 2006).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);
Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;
Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;
Director, TFS (2005 – present); and
Assistant Vice President, Raymond James & Associates (1999 – 2004).
Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial Officer (2011 – present), Assistant Treasurer (2010 – 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President, TAM and TFS (2009 – present);

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Elizabeth Strouse (continued)			Director, Fund Administration, TIAA-CREF (2007 – 2009); and Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.
Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010

Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).

Bradley O. Ackerman (1966)	Deputy Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007

Deputy Chief Compliance Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 – present);

Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Anti-Money Laundering Officer, Transamerica Funds, TST and TIS (2007 – present);

Senior Compliance Officer, TAM (2007 – present); and

Director, Institutional Services, Rydex Investments (2002 – 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 – 2007); and

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Sarah L. Bertrand (continued)			Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).
Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); and

Assistant Secretary, TII (2009 – 2010); and

Vice President and Senior Counsel, TAM (2008 – present).

Margaret A. Cullem- Fiore (1957)	Assistant Secretary	Since 2010

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Assistant General Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Portfolios’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-800-233-4339 or on the Trust’s website at www.transamericaseriestrust.com.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Series Trust’s (the “Trust”) proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-800-851-9777; and (2) on the SEC’s website at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericaseriestrust.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Series Trust Annual Report, the Transamerica Series Trust Prospectus, and other required documents that keep you informed regarding your Portfolios. Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

P.O. Box 9012

Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

4600 South Syracuse Street

Denver, CO 80237

Customer Service: 1-800-851-9777

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.
(b)	Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.
(c)	During the period covered by the report, Exhibit A of the code of ethics was revised to reflect the appointment of a new Chief Executive Officer.
(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(e)	Not Applicable
(f)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

	(in thousands)	Fiscal Year Ended 12/31

		2012	2011

(a)	Audit Fees	$460	$447
(b)	Audit-Related Fees (1)	-	15
(c)	Tax Fees (2)	232	240
(d)	All Other Fees	12	8
(e) (1)	Pre-approval policy (3)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)	Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.	Yes	Yes

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(3)

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer, and John W. Waechter.

Item 6: Schedule of Investments.

The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11: Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended ( the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.
(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ Thomas A. Swank
Thomas A. Swank
Chief Executive Officer
Date:	March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Swank
Thomas A. Swank
Chief Executive Officer
Date:	March 1, 2013

By:	/s/ Elizabeth Strouse
Elizabeth Strouse
Principal Financial Officer
Date:	March 1, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer